UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08894

JNL Series Trust

(Exact Name of Registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices) (Zip code)

Steven J. Fredricks
Jackson National Asset Management, LLC
1 Corporate Way
Lansing, Michigan 48951

(Name and address of agent for service)

Registrant's telephone number, including area code: (517) 381-5500

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders

President’s Letter to Shareholders

Dear Fellow Investor,

Enclosed is the annual report for the JNL Series Trust and JNL Variable Fund LLC for the year ended December 31, 2008, together with Management’s Discussion and Analysis for each of the Funds.

In 2008, solvency concerns in the banking sector contributed to a freeze in the global credit markets, which caused financial difficulties for many firms. In reaction to this credit crisis, fixed income and equity markets plunged and volatility rose to historic levels. As a result, we faced the most serious disruption to the global financial markets since the Great Depression.

Despite several unprecedented measures by the governments around the world to restore normalcy to the markets, the functioning of the financial system remained greatly impaired. In December 2008, the National Bureau of Economic Research declared that the U.S. economy had been in recession since December 2007, and consequently the U.S. Federal Reserve lowered interest rates to nearly zero. During 2008, the Dow Jones Industrial Average fell 31.9%, marking its worst performance since 1931, and the Nasdaq Composite Index and MSCI EAFE Index recorded their worst years ever, falling by 40.0% and 43.4%, respectively. The Standard & Poor's 500® Index fell 37.0% during the year, the steepest annual drop since 1937.

Our goal at Jackson National Life Insurance Company® (“Jackson”SM) is to provide the tools investors need to implement the most effective long-term plans for their unique situations. Jackson offers 35 investment options that use a disciplined approach, which incorporates our quantitative and impartial strategy. Additionally, we offer actively managed portfolios sub advised by some of the financial industry's most respected money managers. With 96 investment options to choose from, you and your representative can construct a diversified mix of investments based on your individual retirement goals.

While macroeconomic conditions in 2008 were clearly not conducive to our business, Jackson entered the financial crisis with the highest level of capital in the company's history. Although, we were obviously affected by the market events of 2008, our capital position, experienced management team, portfolio diversification, prudent risk management practices, and Long-Term SmartSM focus have served us well.

We appreciate your continued confidence in Jackson and thank you for choosing our company for your investment needs.

Mark D. Nerud

President and Chief Executive Officer

JNL Series Trust

JNL Variable Fund LLC

JNL/AIM International Growth Fund

Invesco AIM Capital Management, Inc.

Team Management

Objective:

The investment objective of the JNL/AIM International Growth Fund is long-term growth of capital.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund outperformed its benchmark by posting a return of -40.94% for Class A shares compared to -42.70% for the MSCI EAFE Growth Index.

Although the Fund’s absolute returns did not emerge unscathed from the carnage of the latter part of 2008, the Fund’s balanced earnings, quality and valuation (“EQV”) investment approach did lead to outperformance versus the MSCI EAFE Growth Index. The Fund’s relative results suffered earlier in the fiscal year due to its significant underweight in the materials sector. In our view, underlying assumptions used to justify the sector’s dramatic price appreciation over the last several years were unreasonably optimistic and did not support extreme valuations. The latter part of the fiscal year, however, brought a dramatic reversal of this upward trend, as the sector declined sharply as a result of falling commodity prices. Our limited exposure to this volatile sector, particularly to the metals and mining industry, contributed favorably to relative results. The Fund’s relative underweight to the weakest sector of 2008, financials, helped relative results as well. We greatly cut our allocation to this sector over the year, consolidating our exposure to just a few names. A higher than average cash position in a declining market contributed favorably as well. The current level of cash should not be seen as a new defensive long-term position. Conversely, the Fund’s overweight exposure to the weak consumer discretionary sector detracted from both absolute and relative results. Stock selection across the automobile segment drove negative results in this sector. The Fund’s overweight exposure in the energy sector, during the earlier part of the period, was a drag as well.

The performance of global equity markets over the 12 months ended December 31, 2008 was extremely turbulent, with most markets registering double digit losses as global growth slowed and a number of financial institutions worldwide fell victim to the broadening scope of the credit crisis.

Many factors contributed to the negative performance of most major market indexes for the fiscal year ended December 31, 2008. The chief catalyst was primarily the ongoing subprime loan crisis and its far-reaching effects on overall credit availability. Additionally, record high crude oil prices, falling home values and the weak U.S. dollar placed significant pressure on the purchasing power of the U.S. consumer.

European equities remained under pressure over the period as further weakness in the macroeconomic outlook manifested itself and financial sector turmoil continued. Asian equities were volatile as well, falling sharply toward the end of the period. While there were sporadic attempts to rally, the dominant trend during a volatile 12 months remained one of weakness.

Emerging markets stocks and currencies tumbled from record highs as global recession concerns deepened and commodity prices fell sharply. There were mounting concerns that some countries could start to default on their foreign debt loans.

All sectors were down for the period detracting from the Fund’s absolute performance results. The largest sector detractors included consumer discretionary, financials, industrials and consumer staples.

Our overall EQV focused strategy, has remained the same, despite the volatile nature of markets. Over the period, our exposure to the telecommunication services and healthcare sectors, where we were overweight on a relative basis, increased markedly as stocks with robust growth and reasonable valuations were added to the Fund. In contrast, our exposure to the financials and industrials sectors, where we were underweight on a relative basis, saw a significant reduction.

From a regional perspective, exposure to Europe increased modestly as we uncovered attractive investment opportunities across the UK. Conversely, the Fund’s exposure in Asia and Latin America were reduced as select holdings in South Korea, Taiwan, Brazil and Mexico were either trimmed or eliminated. We trimmed back our exposure in Japan as well. Japan’s economic growth record since the start of 2007 has been rather miserable and we believe prospects for any near term improvement are relatively bleak. The Fund’s overall emerging markets exposure decreased over the period as well.

Looking back, we entered 2008 with a skeptical view regarding: 1) the decoupling argument put forward by the bulls of emerging markets, and 2) the sustainability of demand for material stocks and the ever higher prices they garnered. We also entered the year with an enhanced preference for quality companies with strong balance sheets, superior returns on capital and excess cash generation. Each of these views served the Fund well over 2008.

Our outlook for 2009 is guarded. Lead indicators, gross domestic product, revenues and earnings across the globe continue to be revised downwards as the contagion of the deleveraging process spreads. At the same time, extreme cash levels, oversold credit and equity markets and the promise of record central bank and government spending are giving rise to increased calls for a rally near-term. With elevated volatility likely to persist for some time, our focus remains on ensuring that portfolio holdings are high quality and have reasonable valuations. We believe this balanced EQV focused approach should help deliver superior returns for our investors over the long-term.

JNL/AIM International Growth Fund (Class A)

JNL/AIM International Growth Fund = $9,463

MCSI EAFE Growth Index = $8,778

Average Annual Total Returns for Class A Shares
1 year	-40.94%
5 year	0.46%
10 year	-0.55%

Average Annual Total Returns for Class B Shares
1 year	-40.85%
Since Inception	-0.37%
(Inception Date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/AIM Large Cap Growth Fund

Invesco AIM Capital Management, Inc.

Team Management

Objective:

The investment objective of the JNL/AIM Large Cap Growth Fund is long-term growth of capital.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund outperformed one of its benchmarks by posting a return of -37.66% for Class A shares compared to -38.44% for the Russell 1000® Growth Index. The Fund underperformed its other benchmark, the S&P 500 Index®, which returned -37.00%.

Many factors contributed to the negative performance of most major market indexes for the fiscal year ended December 31, 2008. The chief catalyst was the ongoing subprime loan crisis and its far-reaching effects on overall credit availability. Additionally, record high crude oil prices, falling home values and the weak U.S. dollar placed significant pressure on the purchasing power of consumers. Later in the fiscal year, consumer confidence fell and market volatility increased dramatically due to growing fears of a global recession.

The Fund outperformed the Russell 1000 Growth Index by the widest margin in the consumer discretionary sector, driven primarily by stock selection. Two of the Fund’s top five contributors to overall performance, Apollo Group Inc. and Autozone Inc., were consumer discretionary holdings. The Fund also outperformed the Russell 1000 Growth Index in the energy sector, due to both stock selection and an underweight position. After reaching highs earlier in the fiscal year, the price of oil fell sharply due to weakening demand caused by the global economic slowdown. Outperformance in the information technology sector was due to stock selection. The financials sector was the weakest performing sector in the Russell 1000 Growth Index for the fiscal year, as the credit crisis intensified and a liquidity crunch emerged. Within this sector, outperformance versus the index was driven by stock selection and an underweight position.

The Fund underperformed the Russell 1000 Growth Index by the widest margin in the consumer staples sector, primarily driven by an underweight position. While the consumer staples sector had negative returns, its more defensive nature made it a refuge in the volatile market environment, and it held up better than all other sectors in the index. Other sectors where the Fund underperformed included industrials, telecommunications and materials.

The Fund’s top five contributors included Gilead Sciences Inc., Apollo Group Inc., Autozone Inc., AON Corp. and Waste Management Inc. The Fund’s top five detractors included Apple Inc., ABB Ltd., Microsoft Corp., Hewlett-Packard Corp. and Adobe Systems Inc.

The five largest sales completed during the fiscal year included Goldman Sachs Group Inc., Wellpoint Inc., McKesson Corp. Nokia Oyj ADR and McDermott International Inc. The five largest purchases completed during the fiscal year included Amgen Inc., Johnson & Johnson, Wal-Mart Stores Inc., Gilead Sciences Inc. and Symantec Corp.

Our investment process led us to reduce exposure to several sectors during the fiscal year, including telecommunication services, materials, information technology, financials and utilities. Proceeds from these sales were primarily invested in the more defensive consumer staples and healthcare sectors.

At the close of the reporting period, the Fund’s largest overweight positions included the industrials, health care and financials sectors. The Fund’s largest underweight positions included the consumer staples, consumer discretionary, energy, utilities and materials sectors.

JNL/AIM Large Cap Growth Fund (Class A)

JNL/AIM Large Cap Growth Fund = $9,759

S&P 500 Index = $9,581

Russell 1000 Growth Index = $8,212

Average Annual Total Returns for Class A Shares
1 year	-37.66%
5 year	-1.69%
Since Inception	-0.34%
(Inception date October 29, 2001)

Average Annual Total Returns for Class B Shares
1 year	-37.55%
Since Inception	-2.28%
(Inception Date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/AIM Global Real Estate Fund

(formerly, JNL/AIM Real Estate Fund)

Invesco AIM Capital Management, Inc.

Team Management

Objective: The investment objective of the JNL/AIM Global Real Estate Fund is high total return.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund outperformed its benchmarks by posting a return of -35.71% for Class A shares compared to -37.74% for the FTSE NAREIT Equity REIT Index and -47.73% for the FTSE EPRA/NAREIT Global Real Estate Index.

Most of the world’s major countries are now in recession. In response, central banks, governments and other policy making bodies are attempting to add stimulus to the world’s economies in a variety of monetary and fiscal policy actions. Inflation is no longer a focus but rather economic stability and effort to improve or stabilize economic growth. The world’s economies are also continuing to suffer the impact of constrained credit availability. Strained credit markets have materially impacted real estate markets with the effects being severely contracted transaction markets and declining valuations. Listed property prices appear to have significantly discounted real estate asset value declines to date. Fundamentally, real estate still benefits from an operating profile that is more stable than the overall economy, owing to a general characteristic of multiyear, contractual lease agreements. The current recessionary environment is, however, impacting real estate demand and rental rates which are declining, albeit less than economic growth, in many markets. Accordingly, earnings growth estimates are declining and now are expected to be essentially flat for 2009. Additionally, in response to materially reduced access to capital, many listed property companies are choosing to reduce their dividend payouts to retain capital for investment in the current capital constrained environment. While operating results offer little prospect for growth in the current environment, dividend cuts are not, to date, generally reflective of operating challenges but rather are reflective of materially reduced access to historical channels of investment capital.

During the fourth quarter of 2008, the Fund converted to a global real estate fund. As a result, the attribution for the Fund is determined by country rather than REIT sector. This is because many foreign real estate companies are more diversified and operate in more sectors than their domestic peers. With this in mind, our holdings in the U. S., with an average portfolio weight of 84% for the year, detracted the most from the Fund’s performance on an absolute basis. Holdings in Hong Kong, Germany and Sweden contributed positively to absolute Fund performance for the year. Top contributors to the Fund’s performance for the year included Nippon Building Fund Inc., Public Storage Inc., China Overseas Land & Investment Ltd., Hang Lung Properties Ltd. and Avalonbay Communities Inc. Conversely, SL Green Realty Corp., ProLogis, General Growth Properties Inc., Simon Property Group Inc. and Host Hotels & Resorts Inc. were top detractors from Fund’s performance.

When the Fund converted to a global real estate fund, it shifted some holdings to reflect the broader investment mandate. Purchases completed included Nationwide Health Properties Inc., the fourth largest healthcare REIT with over 60% of its long-term care assets oriented toward private pay. The new management team has improved operating performance over the past several years. The stock offers attractive relative valuation within the REIT sector. As part of the Fund’s global mandate, purchases included Mitsubishi Estate Co. Ltd., Mitsui Fudosan Co. Ltd., Stockland Corp. Ltd, Sun Hung Kai Properties Ltd., Riocan Real Estate Investment Trust, Nippon Building Fund Inc. and Westfield Group.

Sales completed during the year included Brandywine Realty Trust (“Brandywine”). Brandywine’s office portfolio and operating markets may be somewhat more exposed than some other office REITs to ongoing economic weakness. Brandywine also offered less attractive relative valuation within the office sector. CBL & Associates Properties Inc. (“CBL”) was sold to take profit based on relative outperformance. Additionally, CBL experienced reduced relative valuation within the regional mall property sector. Developers Diversified Realty Corp. (“DDR”) which owns a high quality portfolio of shopping centers was sold because the weak economy and rising inflation was expected to slow retail sales. DDR’s above average development pipeline was expected to be a drag on share price performance. General Growth Properties Inc. was sold due to increased concerns regarding the company’s balance sheet leverage. Potential earnings risk from retailer weakness and slower consumer spending also prompted the sell. A reduction in hotel positions, a result of the slow down in economic growth and therefore travel, prompted the sale of Starwood

Hotels & Resorts Worldwide Inc.

Our focus is on real estate securities with lower levels of leverage, less near term debt maturities, sufficient liquidity and access to capital. We continue to favor supply constrained markets and companies that would benefit from long-term lease structures. U.S. apartments were attractive due to subprime housing fallout and healthcare REITs were favored for their defensive characteristics.

JNL/AIM Global Real Estate Fund (Class A)

JNL/AIM Global Real Estate Fund = $8,719

FTSE EPRA/NAREIT Global Real Estate Index = $8,135

FTSE NAREIT Equity REIT Index = $8,122

Average Annual Total Returns for Class A Shares
1 year	-35.71%
Since Inception	-3.66%
(Inception date May 2, 2005)

Average Annual Total Returns for Class B Shares
1 year	-35.61%
Since Inception	-3.48%
(Inception date May 2, 2005)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/AIM Small Cap Growth Fund

Invesco AIM Capital Management, Inc.

Team Management

Objective: The investment objective of the JNL/AIM Small Cap Growth Fund is long-term growth of capital.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -39.73% for Class A shares compared to -38.54% for the Russell 2000 Growth Index.

Many factors contributed to the negative performance of most major market indexes for the fiscal year ended December 31, 2008. The chief catalyst was the ongoing subprime loan crisis and its far-reaching effects on overall credit availability. Additionally, record high crude oil prices, falling home values and the weak U.S. dollar placed significant pressure on the purchasing power of consumers. Later in the fiscal year, consumer confidence fell and market volatility increased dramatically due to growing fears of a global recession.

In this environment, the Fund had double digit negative performance and narrowly underperformed versus the Russell 2000 Growth Index, as outperformance in the consumer discretionary, consumer staples and information technology sectors was generally offset by underperformance in the healthcare, financials, industrials and energy sectors.

The Fund outperformed its benchmark by the widest margin in the consumer discretionary sector, driven by stock selection and an underweight position. The Fund’s underweight position was a benefit during the year as many companies had weak performance due to significant reductions in consumer spending. Outperformance in the consumer staples sector was due to both stock selection and an overweight position. While the consumer staples sector had negative returns, its more defensive nature made it a refuge in the volatile market environment. A third area of strength for the Fund was the information technology sector, where the Fund benefited from stock selection. The Fund underperformed versus its benchmark by the widest margin in the healthcare sector, driven largely by stock selection and an underweight position in the pharmaceutical, biotechnology and life sciences industry group. The Fund also lost some ground to its benchmark because it did not own several of the more speculative companies in this industry group that performed well late in the reporting period.

The Fund’s top five contributors included HOT Topic Inc, Cogent Inc., Quality Systems Inc., Longs Drug Stores Corp. and Tetra Technologies Inc. The Fund’s top five detractors included Carrizo Oil & Gas Inc., ION Geophysical Corp., SVB Financial Group, General Cable Corp. and Diodes Inc.

The five largest sales completed during the fiscal year included Micros Systems Inc., Euronet Worldwide Inc., Diodes Inc., Tessera Technologies Inc. and Core Laboratories NV. The five largest purchases completed during the fiscal year included Quality Systems Inc., Stifel Financial Corp., Bankrate Inc., Meridian Bioscience Inc. and Martek Bio Sciences Corp.

During the year, the most significant positioning changes included additions in the healthcare and consumer discretionary sectors. These purchases were funded by reducing exposure to the information technology, materials and energy sectors.

At the close of the reporting period, the Fund’s largest overweight positions included the industrials, healthcare and financials sectors. The Fund’s largest underweight positions included the consumer staples, consumer discretionary, energy, utilities and materials sectors.

JNL/AIM Small Cap Growth Fund (Class A)

JNL/AIM Small Cap Growth Fund = $10,391

Russell 2000 Growth Index = $10,271

Average Annual Total Returns for Class A Shares
1 year	-39.73%
5 year	-2.29%
Since Inception	0.54%
(Inception date October 29, 2001)

Average Annual Total Returns for Class B Shares
1 year	-39.58%
Since Inception	-3.08%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Capital Guardian Global Balanced Fund

Capital Guardian Trust Company

Team Management

Objective: The investment objective of the JNL/Capital Guardian Global Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund outperformed one of its benchmarks by posting a return of -28.29% for Class A shares compared to -42.20% for the MSCI All Country World Index. The Fund underperformed its other benchmark, the Barclays Capital Global Aggregate Bond Index, which returned 4.79%

The unwinding of a multiyear cycle of financial excesses began in 2007 and accelerated in 2008. The ferocity of the reversal pummeled most financial assets, destroyed parts of the global financial system and pulled developed economies into recession. Stocks, corporate bonds and some securitized debt fell while government bonds rallied. Commodities climbed in the first half but fell in the second half, ending lower for the year overall. The MSCI All Country World Index fell 42% and the Barclays Capital Global Aggregate Index rose 5% as investors rushed into the security of government bonds.

Financial companies were at the heart of the economic and market turmoil. As banks struggled with mounting losses and deteriorating balance sheets and in turn cut off credit to the broader economy, policymakers worked to save the banking system from collapse. The U.S., UK, Irish and German governments were among those to take large stakes in a number of commercial banks in exchange for capital injections, severely diluting the holdings of existing investors in the process. Materials and energy stocks also fell sharply as expectations for commodities and oil demand were revised lower in tandem with a marked slowdown in world growth. Consumer discretionary and industrial stocks, among the most sensitive to swings in the business cycle, declined by more than 40% globally.

With stocks declining more than bonds on a global basis, the Fund’s underweight in equities benefited relative returns.

The equity portion of the Fund slightly underperformed its benchmark. The negative effects of sector selection outweighed the positive impact of stock selection. The underweight position in energy, including less than index weightings in several North American integrated oil companies such as Exxon Mobil Corp, was the largest overall detractor to relative returns. The Fund continues to shy away from many of the integrated oil companies. After 2007’s rise in oil prices the Fund trimmed its holdings, worried that their share prices were over valued. In addition, we are concerned that many such companies are increasingly at the mercy of the countries in which their oil reserves are located.

Stock selection in the materials sector benefited returns. Potash Corp. of Saskatchewan and Uralkali, producers of potash used in crop fertilizer, were additive as food prices rose throughout the beginning of the year. Healthcare companies ImClone Systems Inc. (“ImClone”) and Genentech Inc., both of which benefited from buyout news, also helped returns. Major stock purchases included Wells Fargo & Co., Nintendo Co Ltd. and Roche Holding AG. The Fund sold Potash Corp., ImClone and Canadian Natural Resources Ltd.

The bond portion of the Fund benefited from an overweight in high quality securities, including a significant overweight in developed market government bonds. This helped the Fund‘s returns since government bonds outperformed other fixed income sectors as the financial crisis worsened. In addition, sector selection proved beneficial as the Fund was slightly underweight corporate bonds and significantly underweight securitized debt. Helping relative results was a longer duration stance in most regions. The Fund did, however, begin adjusting its duration strategies as year end approached to reflect our changing views regarding short-term yields.

The bond portion of the Fund was held back by issuer selection and currency exposure. In particular, an underweight to the Japanese yen hurt as it appreciated against most currencies.

At the total Fund level, the Fund continues to be underweight equities. In the equity allocation we continue to focus on high quality companies: those with strong balance sheets, dominant franchises, pricing power, simple business models, and the ability to benefit from weaker competitors’ misfortunes. We believe dividend yields will be important as investors look for more consistent returns as well as income. We also believe fixed income will offer competitive opportunities compared with equities, and will offer lower risk. We believe the U.S. dollar is likely to depreciate due to its weak fundamentals and low real yields, which are being exacerbated by the U.S. Federal Reserve’s aggressive monetary easing policy. We expect the euro and the yen to be fairly stable in the near term, supported by real yields and limited action by policymakers.

JNL/Capital Guardian Global Balanced Fund (Class A)

JNL/Capital Guardian Global Balanced Fund = $10,276

MSCI All Country World Index = $8,027

Barclays Capital Global Aggregate Bond Index = $17,970

Balanced Hybrid Composite* = $10,950

Average Annual Total Returns for Class A Shares
1 year	-28.29%
5 year	0.65%
Since Inception	0.31%
(Inception date May 1, 2000)

Average Annual Total Returns for Class B Shares
1 year	-28.22%
Since Inception	0.31%
(Inception date March 5, 2004)

*Balanced Hybrid Composite is composed of 65% MSCI All Country Index, 35% Barclays Capital Global Aggregate Bond Index.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Capital Guardian Global Diversified Research Fund

Capital Guardian Trust Company

Andrew F. Barth

Objective: The investment objective of the JNL/Capital Guardian Global Diversified Research Fund is long-term capital growth.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -42.52% for Class A shares compared to -42.20% for MSCI All Country World Index.

World stocks tumbled as a dramatic reduction in the availability of credit weighed heavily on both consumer and business activity. Data confirmed the U.S., Germany and Japan were in recession. The worst financial crisis since the 1930s led to coordinated central bank interest rate cuts, large publicly funded bank rescues and significant fiscal stimulus. The MSCI All Country World Index fell 42% and no market was left unscathed. Emerging markets fared worse on the whole than developed markets.

Financial companies were at the heart of the economic and market turmoil. As banks struggled with mounting losses and deteriorating balance sheets and in turn cut off credit to the broader economy, policymakers worked to save the banking system from collapse. The U.S., UK, Irish and German governments were among those to take large stakes in a number of commercial banks in exchange for capital injections, severely diluting the holdings of existing investors in the process. Materials and energy stocks also fell sharply as expectations for commodities and oil demand were revised lower in tandem with a marked slowdown in world growth. Consumer discretionary and industrial stocks, among the most sensitive to swings in the business cycle, declined by more than 40% globally.

Economic data painted a picture of a fast deteriorating business environment. With companies and consumers no longer able to access credit easily, capital investment and retail spending dropped in many developed markets. The resulting contraction in economic output was accompanied by a reduction in inflationary pressures. After cutting interest rates in a coordinated move in October, major central banks eased monetary policy further in the months that followed in an effort to boost their flagging economies. To further support growth, governments announced plans to temporarily boost public spending. The choice of technology companies enhanced relative returns for the year, particularly communications related businesses such as QUALCOMM Inc. Holding shares of industrials and health care companies like biotech firms Genentech Inc., ImClone Systems Inc. and Millennium Pharmaceuticals Inc., which received a takeover bid from Takeda Pharmaceuticals Co. Ltd. of Japan in April, was also beneficial.

Conversely, the selection of energy stocks hurt results. Holdings such as oil services company Schlumberger Ltd. faltered as the price of oil fell. While being underweight the financials sector was helpful, stock selection within the group was not helpful and the overall contribution from financials was negative. Being underweight “safe haven” utilities stocks was also a drag on the portfolio as investors moved into the more defensive sectors.

While we look at the Fund from the bottom up, there were some changes to sector and country weightings throughout the year. The Fund increased its exposure to the consumer staples sector and companies that command brand loyalty. The Fund also grew its exposure to telecommunications companies. Additions to the Fund included Abbott Laboratories, specialty pharmaceutical and BOTOX manufacturer Allergan Inc., and biotech leader Genentech Inc., which we believe offers interesting opportunities. The Fund’s exposure to Pacific Basin countries has also grown, with holdings in Japan nearly doubling. In the industrials area, the Fund reduced its exposure to companies we believe would suffer in a weakened economy, such as German electronic equipment maker Siemens AG. The Fund also sold shares of European tire maker Continental AG and oil services company Weatherford International Ltd.

In this environment it is proving difficult to forecast corporate profits with accuracy. While we believe that the sharp decline in stock markets already discounts a significant slowdown in global economic growth, we also believe there may be more volatility in the months ahead and developed economies will likely contract further despite supportive measures from governments worldwide.

JNL/Capital Guardian Global Diversified Research Fund (Class A)

JNL/Capital Guardian Global Diversified Research Fund = $8,289

MSCI All Country World Index = $9,800

Average Annual Total Returns for Class A Shares
1 year	-42.52%
5 year	-2.26%
10 year	-1.86%

Average Annual Total Returns for Class B Shares
1 year	-42.39%
Since Inception	-3.19%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Capital Guardian International Small Cap Fund

Capital Guardian Trust Company

Team Management

Objective: The investment objective of the JNL/Capital Guardian International Small Cap Fund is long-term growth of capital and income.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -54.00% for Class A shares compared to -47.10% for the S&P Developed ex-U.S. under $2 Billion Index.

Equities suffered a year of steep losses on evidence that the financial crisis had transformed into an economic one that was truly global in scope. Developed economies contracted as consumers reined in spending and the global credit freeze weighed on corporate and trade activity. Later in the year, gross domestic product estimates turned sharply negative in many developed countries, while growth in developing economies was curtailed by a rapid deceleration in exports.

Central banks aggressively cut interest rates and injected liquidity to support the financial system and encourage a loosening of credit. Falling prices for energy and commodities led to a decline in headline inflation, giving central banks more leeway to ease monetary policy. Meanwhile, governments worked on spending plans to stimulate economic activity.

Profits came under pressure across a broad range of industries as top line growth withered. Energy and materials stocks fell sharply in 2008 as expectations for oil and commodities demand were revised lower in tandem with a marked slowdown in world growth. Consumer discretionary stocks were also hit hard as consumer sentiment plummeted while industrial stocks, which are among the most sensitive to swings in the business cycle, fell too. Shares of financials dropped as the excesses of leverage and financial engineering were unwound; the sector sank by nearly 50%. While their losses were still in the double digits, consumer staples companies held up the best. Canadian and UK stocks saw their share prices more than halved. Japan was a bright spot, falling little more than 20%, due partly to the strength of the Japanese yen.

For the year, the Fund declined more than the benchmark amid the sell off. Stock selection in the materials, energy and industrials sectors detracted from returns as global industrial production slumped, the price of oil dropped and demand for commodities slid sharply. In the materials sector, Aricom Plc of the UK, Gunns Ltd. of Australia and Labrador Iron Mines holdings Ltd. of Canada weighed on returns. Also a detriment to results was our choice of consumer discretionary and technology stocks. Owning stocks in the financials sector also led to weak returns, although being underweight the group was a buffer.

However, holding stocks of more defensive consumer staples firms such as Sundrug Co. Ltd. and Milbon Co. Ltd. of Japan and France’s Clarins SA provided a lift. Being overweight the healthcare sector was also beneficial.

While we look at the Fund from the bottom up, there were some changes in country weightings throughout the year. We reduced the Fund’s investments in Canada and the UK mining firm Petaquilla Copper Ltd. was eliminated from the Fund; oil and gas exploration company Afren Plc was added. We continue to grow our Japanese holdings, which we feel should benefit from a more stable banking system and the government’s plans for a credit guarantee package for small enterprises. Other companies that were added to the Fund include Japan based Wacom Co. Ltd. and Sysmex Corp.

The world’s fractured financial system appears destined to shrink further. Credit remains expensive and in some cases unavailable for many businesses, choking economic growth. It is difficult to envision a quick earnings recovery in this environment. However, the Fund is positioned defensively, with investments in many cash generating companies in areas such as consumer staples, a sector whose weighting almost tripled in the Fund during the year. We are also looking to identify companies that are well placed to succeed once the excesses of the past cycle are cleared and sound footing for a recovery is established.

JNL/Capital Guardian International Small Cap Fund (Class A)

JNL/Capital Guardian International Small Cap Fund = $4,540

S&P Developed ex US – under $2 Billion Index = $5,151

Average Annual Total Returns for Class A Shares
1 year	-54.00%
Since Inception	-51.80%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 year	-53.84%
Since Inception	-51.59%
(Inception date December 3, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Capital Guardian U.S. Growth Equity Fund

Capital Guardian Trust Company

Team Management

Objective: The investment objective of the JNL/Capital Guardian U.S. Growth Equity Fund is long-term growth of capital.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -40.92% for Class A shares compared to -38.44% for the Russell 1000 Growth Index.

The U.S. was the epicenter of the global financial crisis as a cascade of events threatened to crumble its bulwarks. Credit evaporated, investment banks went bust and U.S. housing and consumer spending broke down. Despite heavy intervention by the U.S. government, investors became increasingly alarmed and sought safety from the storm, sending the Russell 1000 Growth Index down 38%.

As the year began, fallout from 2007’s subprime mortgage trouble rippled through the credit markets, causing the eventual collapse of collateralized debt obligations and leaving major financial institutions with massive amounts of untradeable bonds on their books. Though the government facilitated buyouts of many major banks and lenders, it essentially refused to come to the aid of bond market heavyweight Lehman Brothers in September. The firm was forced to file for bankruptcy, igniting fear of a complete breakdown of the banking system.

By the end of September the carnage was substantial. All of the major independent investment banks had been taken over, gone under or had applied to become traditional bank holding companies. Federal Home Loan Mortgage Corp., Federal National Mortgage Association and American International Group Inc. were all under the control of the government.

Economic news remained glum, and in December economists determined that the U.S. had been in recession for a full year. Oil prices hit an all time high in July, then tumbled; inflationary concerns gave way to deflationary worries.

The Fund underperformed its benchmark mainly due to stock selection in several sectors. The Fund began the year with holdings that we believed would come through the credit crunch able to grow and increase their market share. However, we underestimated the severity of the crisis and the extent to which companies with strong balance sheets were vulnerable. The underweight position and stock selection in the consumer staples sector and the choice of consumer discretionary and information technology stocks detracted from the Fund’s performance. However, the overweight position and stock selection in healthcare and its underweight in energy helped its overall results.

The biggest individual detractor to relative returns was Las Vegas Sands Corp., which declined along with the broader economic environment and then tumbled at the end of the year as the company scrambled for additional financing. In addition, VeriFone Holdings Inc. slumped on a weak outlook and the large position in Google Inc. hampered results as the economic outlook dimmed. The largest contributors to relative results were in the healthcare sector as ImClone Systems Inc., Genentech Inc. and Millennium Pharmaceuticals Inc. were all involved in buyout deals.

While we look at the Fund from the bottom up, there were some changes in sector weightings throughout the year. The Fund added to its positions in financials and industrials as high quality stocks in those sectors became attractively priced. The Fund also reduced its exposure to technology and consumer staples stocks.

Google Inc. and Apple Inc. were among the Fund’s largest purchases, and we took advantage of pullbacks in their stock prices to add to these positions. Elsewhere, the Fund purchased shares of Celgene Corp., a biotechnology company that develops therapies for the treatments of cancer and inflammatory diseases.

The Fund’s individual stock choices say far more about our outlook than its sector weightings. Across industries, we have taken advantage of lower stock prices to invest in companies with strong balance sheets and free cash flow, and which we believe will survive this period and be able to grow organically. We have been adding to our investments in high quality companies, viewing them as providing further downside protection and positioning the Fund for a long-term recovery.

JNL/Capital Guardian U.S. Growth Equity Fund (Class A)

JNL/Capital Guardian U.S. Growth Equity Fund = $8,087

Russell 1000 Growth Index = $6,465

Average Annual Total Returns for Class A Shares
1 year	-40.92%
5 year	-4.53%
10 year	-2.10%

Average Annual Total Returns for Class B Shares
1 year	-40.81%
Since Inception	-5.60%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Credit Suisse Global Natural Resources Fund

Credit Suisse Asset Management LLC

Credit Suisse Asset Management Limited

Team Management

Objective: The investment objective of the JNL/Credit Suisse Global Natural Resources Fund is long-term capital growth.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmarks by posting a return of -51.30% for Class A shares compared to -37.00% for the S&P 500 Index, and -47.49% for the MSCI World Composite Index.

Relative to its benchmarks, the Fund underperformed during 2008. After starting off relatively well and continuing its strength through to the middle of the year, the natural resources sector eventually succumbed to the deteriorating events in the financial and credit markets in the U.S. and Europe and to the spreading of the financial crisis globally. From their peak in mid May, stocks in the global resources sector sharply declined reversing the gains made earlier in the year. The market turmoil that gathered speed towards the end of the third quarter became even more aggressive in October and November before generally leveling out at the end of the year. While the collapse affected all markets, the resource related sectors were particularly hard hit given the linkages to global growth conditions.

At an asset allocation level, the overweight in the oil and gas sector, the underweight in paper and forest products sector and the small underweight in the metals and mining sector made a positive contribution while the chemicals sector was neutral. At sub sectors, the small overweight in gold equities helped while the overweight in the oil and gas equipment services sub sector had a significantly negative impact. A reduction in investments occurred in this sub sector during the sell off through October 2008. Elsewhere, negative contributions came from Russian companies Evraz Group SA (steel), Gazprom OAO (gas) and Rosneft Oil Co. (oil). Aside from the emerging market companies, stock selection in the developed mining companies was generally positive.

Within the broader mining sectors net purchases were made in the diversified mining companies Anglo American Plc and Rio Tinto Plc. This was in part funded by reducing investments in base metal companies such as Metorex Ltd. In the gold sector, Kinross Gold Corp. was increased and holdings in Newmont Mining Corp. reduced, elsewhere in precious metals, a position was built in Impala Platinum Holdings Ltd. Within the oil and gas sector, net purchases were made in Exxon Mobil Corp. and Petroleo Brasileiro SA - Petrobras with net sales in BP Plc. Other notable transactions were the purchase of Stora Enso Oyj in the paper sector and the sale of Nippon Steel Corp. and Shin-Etsu Chemical Co. Ltd.

The main changes were driven by sector reallocations. The large underweight in the paper and forest products sector was reduced in the fall as we anticipated that this out of favor sector may hold up better in a general resource sector sell off. However, subsequently, the speed and depth of fall in the share prices of mining companies led us to take a view that the medium and longer term opportunities still favored energy, chemicals and mining over paper so we kept with an underweight in paper and forest products sector albeit a smaller underweight. As demand globally continued to worsen, we also reduced base metal and steel investments and increased investments in integrated oil companies. Another significant change was adding to existing investments in gold equities to move to an overweight position.

At an asset allocation level, the key positioning is overweight the oil and gas and gold equities sectors. The main underweights are in the paper and forest products and steel sectors. Commodity prices will struggle to make significant gains while demand remains weak, but the oil price is likely to be underpinned by naturally shrinking supply (decline rates) and OPEC action. When global demand recovers, the tightness in the oil market will quickly return given that new projects that were postponed will be undertaken. Gold prices and gold equities have held up relatively well and it is believed that low interest rates globally, currency volatility and the fact that gold is an asset will support interest in gold through 2009. Both the steel and paper and forest products sectors are downstream businesses and will find it harder to readjust to the current environment.

The Fund remains invested in equities, has no derivatives exposure, and is predominantly concentrated in the large capitalized, more liquid stocks. There is very little investment in small cap stocks with less than 1% of the Fund invested therein. The majority of investments are in companies that are at the lower end of the industry cost curve with asset value in the ground. It is believed that these companies are well positioned to weather a downturn and will be the beneficiaries of further consolidation which will leave them well positioned when demand and commodity prices recover.

JNL/Credit Suisse Global Natural Resources Fund (Class A)

JNL/Credit Suisse Global Natural Resources Fund = $6,770

S&P 500 Index = $6,580

MSCI World Composite Index = $7,217

Average Annual Total Returns for Class A Shares
1 year	-51.30%
Since Inception	-18.04%
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 year	-51.18%
Since Inception	-17.84%
(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNLCredit Suisse Long/Short Fund

Credit Suisse Asset Management LLC

Credit Suisse Asset Management Limited

Team Management

Objective: The investment objective of the JNL/Credit Suisse Long/Short Fund is total return.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -37.68% for Class A shares compared to -37.00% for the S&P 500 Index.

In summary, 2008 saw a significant decline in the market due to recession fears reaffirmed by the U.S. government stimulus package, the release of poor economic data and broad international sell off. Growth was the only alpha driver that underperformed during 2008. This is largely due to its poor performance in the second quarter and can be explained by the market’s bleak growth. The year ended December 31, 2008 proved to be a tumultuous 12 months with significant losses in the equity markets. The benchmark S&P 500 Index dropped 37.0% while the Dow Jones Industrial Average fell by 31.9%. The VIX, a measure of market volatility, reached highs in October and November. The current global economic crisis was caused by a multitude of factors, including a lack of liquidity, a bleak outlook for future growth, and recessionary attitudes and signals.

During the year, the U.S. Federal Reserve (the “Fed”) cut the Fed funds rate several times, from 4.25% to a range of 0.00% to 0.25%. Throughout the year, the discount rate was also cut in conjunction with the Fed funds rate, and is now at 0.50%. The U.S. housing sector continued to weaken in 2008, as evidenced by the S&P/Case Shiller U.S. Home Price Index which decreased by 18% in November from a year earlier. As reported on December 30, 2008, the Conference Board Consumer Confidence Index fell to an all time low. This index is now at 38.0 (1985 = 100), down from 44.7 in November. Unemployment continued to rise in 2008, with increased job losses in major industry sectors. Non-farm payrolls fell by 524,000 jobs in December, with a total of 3.6 million jobs lost for the year. The household unemployment rate measured 7% as of the year end.

All ten sectors within the S&P 500 Index produced negative returns with the consumer staples and healthcare sectors declining the least by -17.7% and -24.5%, respectively. The financials and materials sectors suffered the largest losses of -57.0% and -47.0%, respectively. This was primarily due to the market environment: financials are dependent upon market liquidity and materials fell short due to weakened demand. Consumer staples and healthcare sectors can be considered defensive investments, and although these sectors ended the year with losses, their performances were substantially better than the materials and financials sectors.

The long sleeve of the Fund was overweight the financials and consumer discretionary sectors by 5.3% and 4.5%, respectively. Although the financials sector as a whole declined in the year, due to the model’s stock selection, the financial stocks within the Fund contributed to 2.3% to outperformance. The healthcare sector within the long sleeve of the Fund detracted the most from performance due to both sector allocation and security selection. In the short sleeve of the Fund, the materials sector contributed the most. Therefore, with underperformance in the long and short sleeve, healthcare detracted the most from performance of the overall Fund. This, we believe, may be attributed to the 2008 election year, as healthcare was a key issue of candidates. The presence of the election and the looming decisions regarding the sector made it slightly more difficult for the model to determine the appropriate healthcare stocks based on fundamentals.

The top three individual contributors to the long sleeve of the Fund were Wal-Mart Stores Inc., International Business Machines Corp. and Devon Energy Corp. The bottom three individual detractors from the long sleeve of the Fund were Microsoft Corp., General Electric Co. and Life Technologies Corp. The top three individual contributors to the short sleeve of the Fund were Allstate Corp., Sovereign Bancorp Inc. and Weatherford International Ltd. The bottom three individual detractors from the short sleeve of the Fund were MeadWestvaco Corp., Packaging Corp. of America and Dresser-Rand Group Inc.

JNL/Credit Suisse Long/Short Fund (Class A)

JNL/Credit Suisse Long/Short Fund = $6,761

S&P 500 Index = $6,580

Average Annual Total Returns for Class A Shares
1 year	-37.68%
Since Inception	-18.09%
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 year	-37.51%
Since Inception	-17.90%
(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Eagle Core Equity Fund

Eagle Asset Management, Inc.

Team Management

Objective: The investment objective of the JNL/Eagle Core Equity Fund is long-term growth through capital appreciation, and secondarily, current income.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -39.04% for Class A shares compared to -37.00% for the S&P 500 Index.

Underperformance in the S&P 500’s weakest sector, finance, more than accounted for the Fund’s overall underperformance. Wachovia Corp. (“Wachovia”) and Hartford Financial Services Group Inc. (“Hartford”) were the worst performing holdings in the finance sector.

Major stock indices posted significant losses during the reporting period and were weighed down by: the deepening housing recession; continued credit market turmoil with unexpectedly large subprime mortgage related security write offs in the over leveraged banking industry that led to unprecedented government intervention to address systemic financial system risks; and cumulative evidence of global recessionary pressures.

Stock prices began their decline in January on weak economic reports and moved irregularly lower through mid March as economic and financial market concerns deepened. Equities rebounded somewhat through mid May, however, on the premise that credit market conditions were beginning to stabilize, along with some encouragement from first calendar quarter earnings reports. But the stock market turned south again in June, with the most significant price declines occurring in September and October reflecting an unprecedented barrage of financial system shocks requiring government intervention. Negative sentiment peaked during November, weighed down by reports showing further broad weakness in manufacturing and services sectors, employment, and a report showing that the 15 country euro zone officially entered recession. Stocks rebounded during the last week of November as investors reacted positively to a bailout plan for Citigroup Inc. and $800 billion of new government support for credit markets.

Stock prices were about flat during December as investors adjusted to news that included: a -0.5% decline in third quarter real gross domestic product; the National Bureau of Economic Research designating December 2007 as the beginning of the recession; the largest monthly employment decline since 1974 with unemployment reaching a 15 year high of 7%; and a Federal funds target rate cut to an historic low range of 0.0 to 0.25% from 1.0% saying it could expand lending and securities purchase programs in seeking to use every option to lift the U.S. from recession.

In addition to the finance sector mentioned above, other sectors and stocks detracting from the Fund’s performance included: telecommunication services company Sprint Nextel Corp., and information technology companies Electronic Arts Inc., Motorola Inc. and Applied Materials Inc. On the other hand, sectors that contributed positively to the Fund’s relative performance included: consumer discretionary companies Comcast Corp., McDonald’s Corp. and Staples Inc.; healthcare companies Genzyme Corp., Pfizer Inc. and Johnson & Johnson; industrials companies Waste Management Inc. and United Technologies Corp; and energy company BP Plc.

Significant purchases during the year include Apple Computer Inc., Analog Devices Inc., Cisco Systems Inc., ConocoPhillips, EBay Inc., Electronic Arts Inc., EOG Resources Inc., Home Depot Inc., Intel Corp., JP Morgan Chase & Co., Schlumberger Ltd., Staples Inc., Texas Instruments Inc. and UnitedHealth Group Inc. Significant sales during the year include American International Group Inc., ExxonMobil Corp., Hartford, Kimberly-Clark Corp., Lehman Brothers, McDonald’s Corp., Merrill Lynch & Co., Motorola Inc., Tyco Electronics Ltd., United Parcel Service Inc., Wachovia, Wal-Mart Stores Inc., Waste Management Inc. and Wyeth.

During 2008, the Fund increased its weighting in information technology (+8%), energy (+6%), consumer discretionary (+3%) and healthcare (+2%) and decreased its weightings in industrials (-9%), financials (-6%), consumer staples (-3%) and telecommunications (-2%).

JNL/Eagle Core Equity Fund (Class A)

JNL/Eagle Core Equity Fund = $8,372

S&P 500 Index = $8,700

Average Annual Total Returns for Class A Shares
1 year	-39.04%
5 year	-5.40%
10 year	-1.76%

Average Annual Total Returns for Class B Shares
1 year	-38.93%
Since Inception	-6.10%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Eagle SmallCap Equity Fund

Eagle Asset Management, Inc.

Bert L. Boksen & Eric Mintz

Objective: The investment objective of the JNL/Eagle SmallCap Equity Fund is long-term capital appreciation.

For the year ended December 31, 2008, the Fund outperformed its benchmark by posting a return of -38.34% for Class A shares compared to -38.54% for the Russell 2000 Growth Index.

The portfolio outperformed the benchmark Russell 2000 Growth Index during the fourth quarter and full year 2008. According to Merrill Lynch, the average small cap growth manager is down more than 42% for 2008, with fewer than 18% beating the benchmark over the full year. The Russell 2000 Growth Index finished down 27% for the fourth quarter and 39% for the year. The market continued to favor value over growth during the fourth quarter with the Russell 2000 Value Index finishing down 25% for the quarter and 29% for the year. Healthcare was the leading sector, despite being down 22%, while energy, which was down 48%, led the laggards.

During 2008, relative to the benchmark, information technology and consumer discretionary outperformed due to strong stock selection, while financials, energy and industrials lagged. In information technology, the portfolio had strong relative performance from a number of stocks, including Quality Systems Inc., EMS Technologies Inc. (“EMS”) and Eagle Test Systems Inc. In financials, the Fund lagged due in large part to its investment in risk management consultant, FCStone Group Inc. (“FCStone”), which traded down due to disappointing earnings. Polypore International Inc., pulled down returns in industrials after announcing that it lost a major contract. The Fund sold both those stocks. In energy, the portfolio lagged due in part to OYO Geospace Corp. (“OYO”), which sold off during the first quarter due to delays in receiving anticipated contracts. The Fund continues to hold the stock because we believe it will rebound due to the launch of the company’s new wireless data acquisition system.

Our strongest stocks for the year were Thoratec Corp., Quality Systems Inc. and EMS. After years of development, Thoratec Corp. received U.S. Food and Drug Administration approval for expanded use of its artificial heart in April and the company continues to exceed earnings expectations. Quality Systems Inc. has exceeded revenue and profit expectations and the stock recently got a boost after then President-elect Barack Obama indicated he believes investment in healthcare IT will help decrease overall healthcare costs. EMS beat earnings expectations and reiterated full year guidance.

Laggards for the year included OYO, FCStone, both discussed above, and Eclipsys Corp. Concerns over hospital capital expenditures in 2009 due to the credit crisis caused Eclipsys Corp. to sell off dramatically. We believe the stock will rebound because healthcare IT is one of the cornerstones of President Obama’s healthcare reform plan.

During 2008, we increased our weighting in healthcare and consumer discretionary from an underweight position at the start of the year. We decreased our weightings in energy, financials and industrials over the course of the year.

Equity markets continue to face headwinds with news of declining economic conditions. These concerns could continue to pressure equity markets. We believe that we are entering 2009 on steadier ground with the U.S. Federal Reserve setting a near zero target interest rate and deploying bailout money, a new president with a focus on economic stabilization and ongoing worldwide governmental efforts to dampen the financial crisis. We expect this recession to be deeper and last longer than average but believe we are already more than a year into it. In October, consumers stopped spending, energy and materials prices collapsed and GDP contracted sharply. This should set up economic comparisons beginning in the fourth quarter of 2009. Historically, markets tend to recover six to nine months before the economy; therefore, we believe equity markets could begin recovering early in the year.

JNL/Eagle SmallCap Equity Fund (Class A)

JNL/Eagle SmallCap Equity Fund = $12,551

Russell 2000 Growth Index = $9,264

Average Annual Total Returns for Class A Shares
1 year	-38.34%
5 year	0.22%
10 year	2.29%

Average Annual Total Returns for Class B Shares
1 year	-38.20%
Since Inception	-1.34%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Global Growth Fund

Templeton Global Advisors Limited

Team Management

Objective: The investment objective of the JNL/Franklin Templeton Global Growth Fund is long-term capital growth.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund performed in line with its benchmark by posting a return of -40.72% for Class A shares compared to -40.71% for the MSCI World Index.

In 2008, nearly all regions and sectors suffered significant declines. Geographically, stock selection in the U.S. and Japan hurt relative performance. In Europe, an overweighted allocation hindered relative results despite positive stock selection, particularly in France.

During 2008, the global economy felt the effects of decelerating U.S. growth as housing prices declined, consumer demand softened and the credit crisis intensified. By summer, most economists agreed that a recession had begun as the faltering U.S. economy negatively impacted global growth prospects. Although growth in the first half of the year was robust in developing economies, particularly in Asia, signs of a global slowdown surfaced in the latter half. Unprecedented fiscal and monetary stimulus was introduced around the globe as policymakers sought to restore financial market stability and reignite economic growth. In this challenging economic time, volatility came to define global equity markets. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

Stock selection was a major detractor in the consumer discretionary sector, which was pressured by significant revisions in spending forecasts as The Conference Board’s Consumer Confidence Index fell to all time low since it began in 1967. Fund performance was also hurt by underweighting and stock selection in the consumer staples sector, which performed better than the overall index as investors sought the safety of traditionally defensive sectors.

The Fund benefited from an overweighted allocation and stock selection in the healthcare sector. A significantly underweighted position and stock selection in the materials sector also helped the Fund’s relative results as global demand slackened and the commodity bubble burst in the second half of the year. Overall, our information technology holdings declined less than those in the benchmark and contributed to relative performance.

Although we were underweighted in the financials sector and largely avoided the sector’s ill fated Wall Street investment banks, American International Group Inc. (“AIG”), formerly the world’s largest insurer, was a key detractor from Fund performance. We exited our position in AIG as we saw limited potential for recouping lost value as the firm undergoes significant asset liquidations. In the information technology sector, Microsoft Corp. hurt performance.

U.S. biopharmaceutical company Amgen was a top performer during the reporting period as the company’s results beat analysts’ estimates and as the outlook improved for several of its pipeline drugs. We increased our exposure to healthcare and pharmaceutical stocks, which we continue to find attractive due to their historically high free cash flow yields, low valuations and the secular long-term revenue growth implications of aging demographics.

Recent value destruction in the consumer discretionary sector gave us the opportunity to buy what we feel are quality franchises with strong balance sheets at discount prices, and the sector’s early cyclical profile should help consumer stocks to be among the first to benefit from an eventual economic recovery.

JNL/Franklin Templeton Global Growth Fund (Class A)

JNL/Franklin Templeton Global Growth Fund = $5,965

MSCI World Index = $6,435

Average Annual Total Returns for Class A Shares
1 year	-40.72%
Since Inception	-23.16%
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 year	-40.50%
Since Inception	-22.94%
(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Income Fund

Franklin Advisors, Inc.

Edward D. Perks & Charles B. Johnson

Objective: The investment objective of the JNL/Franklin Templeton Income Fund is to maximize income while maintaining prospects for capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund outperformed one of its benchmarks by posting a return of -29.74% for Class A shares compared to -37.00% for the S&P 500 Index. The Fund underperformed its other benchmark, the Barclays Capital Aggregate Bond Index, which returned 5.24%.

The Fund performed better than its equity benchmark but underperformed its fixed income benchmark, which benefited significantly from investors’ flight to quality and the strong performance of U.S. Treasuries.

In 2008, the U.S. economy faltered and the unemployment rate rose to 7% by period-end. In early December, the National Bureau of Economic Research officially declared the U.S. economy had been in recession since December 2007. The year was among the worst in history for U.S. stock market performance, with all major indexes recording double digit losses, while Treasury prices soared.

Within equities, financial holdings generally detracted from Fund performance as the sector fared worse than other sectors. Some holdings significantly hurt performance even where we held securities higher in the capital structure such as Lehman Brothers Holdings convertible preferred stock, which was sold by period end, and Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) preferred stocks. Wells Fargo & Co. was an exception and helped performance as its share price rose due to the perceived strength of the company’s position relative to competitors and its ability to gain market share in customer deposits. Significant commodity price declines in the second half of 2008, particularly for oil, negatively impacted our holdings in Canadian Oil Sands Trust and ConocoPhillips. However, energy sector holding Halliburton Co., which was sold by period end, gained during the first half of the year due to strong commodity price gains and presented us with the opportunity for profit taking. In addition, some healthcare holdings contributed to the Fund’s performance including Johnson & Johnson, which was sold by period end, and Genentech Inc.

Within fixed income, investment grade and non investment grade corporate bonds suffered from severe spread widening due to the credit crisis and weakening economic conditions during the year. Following the collapse of investment bank Lehman Brothers, corporate bond prices fell sharply and investors sought the safety of U.S. Treasury securities causing their yields to fall to extremely low levels. Additionally, highly leveraged companies, including Charter Communications Inc. and R.H. Donnelly Corp., hurt Fund performance as the credit crisis raised investors’ concerns regarding the companies’ ability to access capital markets. Although bond prices remained highly volatile throughout the second half of the year, the Fund’s auto finance company holdings in General Motors Acceptance Corp. and Ford Motor Credit Co. benefited performance as government efforts to help alleviate the credit crunch improved these companies’ access to capital.

Given the unprecedented level of financial market distress, particularly since the events in September 2008, we emphasized investment opportunities consistent with the investment objective that we thought could take advantage of dislocations present in today’s credit markets. As a result, we have recently added to holdings of higher quality corporate bonds, particularly those where our fundamental research indicated the potential for attractive current income and long-term appreciation potential given the current elevated level of credit spreads. In addition, we continue to attempt to leverage the Fund’s broad flexibility to seek investments in a wide range of markets including common stocks, preferred stocks, convertible securities, corporate debt securities and term loans to best meet the Fund’s objective over the long-term.

JNL/Franklin Templeton Income Fund (Class A)

JNL/Franklin Templeton Income Fund = $7,856

S&P 500 Index = $7,289

Barclays Capital Aggregate Bond Index = $11,842

Average Annual Total Returns for Class A Shares
1 year	-29.74%
Since Inception	-8.63%
(Inception date May 1, 2006)

Average Annual Total Returns for Class B Shares
1 year	-29.51%
Since Inception	-8.41%
(Inception date May 1, 2006)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Mutual Shares Fund

Franklin Mutual Advisors, LLC

Peter A. Langerman, Deborah A.Turner, & F. David Segal

Objective: The investment objective of the JNL/Franklin Templeton Mutual Shares Fund is capital appreciation, which may occasionally be short-term, and secondarily, income.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -37.90% for Class A shares compared to -37.00% for the S&P 500 Index.

Three stocks that detracted from performance were Constellation Energy Group Inc. (“Constellation”), News Corp. Inc. and International Paper Co. Constellation’s share price weakened after management disclosed collateral requirements for certain business operations had increased substantially, which triggered concerns about the company’s capital position. In September, MidAmerican Energy Holdings Co. (“MidAmerican”), a utility controlled by Berkshire Hathaway, agreed to inject capital into Constellation and also offered to purchase all outstanding shares of Constellation. Shortly after, EDF, a Constellation joint venture partner, made its own offer that the board ultimately endorsed, terminating the deal with MidAmerican. While the capital injection provided by MidAmerican was dilutive to shareholders and the shares declined for the year, we believed the current share price understated the intrinsic value of Constellation’s assets.

News Corp. Inc. shares declined in 2008 as early signs of the recession resulted in cutbacks in advertising spending. The company has a diversified portfolio of media properties including television networks and stations, cable networks, newspapers and a film studio. While some of these platforms continued to post strong growth, the television stations and newspaper operations proved particularly vulnerable as consumers’ multiyear migration away from those media formats was exacerbated by the slowing advertising market.

Shares of International Paper Co., North America’s largest producer of cardboard boxes and second largest producer of copy paper, fell as raw materials costs rose, demand for its products declined and lower capacity utilization negatively affected the company’s financial performance.

The Fund also had some contributors to performance including Valeant Pharmaceuticals International (“Valeant”), Anheuser-Busch Cos. Inc. (“Anheuser-Busch”) and H&R Block Inc. Valeant, a multinational specialty pharmaceuticals company, develops and markets products primarily in the neurology and therapeutic dermatology areas. Valeant’s stock rose after the new CEO’s focus on the company’s core geographies was well received by investors. Valeant also announced a cost reduction program, a partnership with GlaxoSmithKline Plc to develop the epilepsy drug Retigabine, and acquisitions to bolster existing product lines.

Anheuser-Busch received an unsolicited $65 per share cash takeover offer from Belgian brewing giant InBev NV in early 2008. In July, Anheuser-Busch’s board accepted InBev NV’s enhanced $70 per share cash offer. InBev NV completed the acquisition in November, and the new company, Anheuser-Busch InBev, became the largest global brewer.

H&R Block Inc. is the largest U.S. tax preparer. In recent years, the company expanded by entering the subprime mortgage market and suffered the consequences in 2007 and thereafter. In 2008, shareholders voted in new board members who exited the mortgage business and improved operating margins in the companies remaining businesses. Shares rose during the year as a result of this management turnaround.

Looking forward, we are focused on a number of factors. Rather than try to be macroeconomists or market strategists, we instead focus on our discipline of buying securities at what we think are very attractive prices and investing for the long-term across all economic cycles. However, one cannot ignore the macroeconomic backdrop entering 2009, and we are proceeding with a fairly high degree of caution.

JNL/Franklin Templeton Mutual Shares Fund (Class A)

JNL/Franklin Templeton Mutual Shares Fund = $6,222

S&P 500 Index = $6,580

Average Annual Total Returns for Class A Shares
1 year	-37.90%
Since Inception	-21.48%
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 year	-37.76%
Since Inception	-21.35%
(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Small Cap Value Fund

Franklin Advisory Services, LLC

Team Management

Objective: The investment objective of the JNL/Franklin TempletonSmall Cap Value Fund is long-term total return.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -33.23% for Class A shares compared to -31.99% for the Russell 2500TM Value Index.

In 2008, the U.S. economy faltered and The Conference Board’s Consumer Confidence Index fell to an all time low since it began in 1967. The government’s abrupt conservatorship of Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corp. (“Freddie Mac”) and the failure of several blue chip banks and financial institutions roiled the equity markets. Despite government interventions and massive emergency funding, rapidly weakening manufacturing activity and falling home prices exacerbated the nation’s economic troubles. Jobless claims mounted and the unemployment rate rose to 7% by period-end. In early December, the National Bureau of Economic Research officially declared the U.S. economy had been in recession since December 2007.

Volatility remained high throughout the reporting period but intensified in the latter half of the year as stocks fluctuated wildly and Treasury prices soared. The year was among the worst in history for U.S. stock market performance, with all major indices recording double digit losses.

Contributors to Fund performance included certain industries in the industrials sector including construction and engineering, airlines, and road and rail. In the financials sector, commercial banks helped results, as did computers and peripherals in the information technology sector. Major detractors from performance included the consumer discretionary, energy and materials sectors.

Fund performance benefited from industrial sector holdings Genesee & Wyoming Inc. and Simpson Manufacturing Co. Inc. In the financials sector, insurance companies IPC Holdings Ltd., RLI Corp. and Montpelier Re Holdings Ltd. helped performance. Industrial goods manufacturer Timken Co. also benefited returns.

Detractors from performance included several consumer discretionary sector positions, including Zale Corp., Regis Corp., Brunswick Corp., La-Z Boy Inc., Thor Industries Inc. and Winnebago Industries Inc. Energy sector holdings Helix Energy Solutions Group Inc. and Bristow Group Inc. detracted from results, as did industrials sector holding Mine Safety Appliances Co. and materials sector holding Reliance Steel & Aluminum Co.

Please note that the Fund employs a bottom up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Significant purchases during the period included new positions in Autoliv Inc., Lincoln Electric Holdings Inc. and Saks Inc. Other significant purchases included adding to holdings in NV Energy Inc., Old Republic International Corp., Thor Industries Inc. and Trinity Industries Inc.

During the year, we liquidated positions in Hillenbrand Inc., Hill-Rom Holdings Inc., HOT Topic Inc. and PMI Group Inc., among others. Other significant sales included reducing holdings in Gerdau Ameristeel Corp., Steel Dynamics Inc. and Warnaco Group Inc.

We continue to invest in small cap companies that we believe are selling below their underlying worth. Our strategy is to buy and hold a portfolio of fundamentally sound companies for five years or more on average. We purchase securities at what we consider attractive prices, often when they are out of favor with other investors. We select securities without regard to benchmark comparisons, and we aim for long-term results. We are confident that over time the market will provide opportunities for us to execute our strategy with success.

JNL/Franklin Templeton Small Cap Value Fund (Class A)

JNL/Franklin Templeton Small Cap Value Fund = $8,137

Russell 2500 Value Index = $8,669

Average Annual Total Returns for Class A Shares
1 year	-33.23%
Since Inception	-5.46%
(Inception date May 2, 2005)

Average Annual Total Returns for Class B Shares
1 year	-33.06%
Since Inception	-5.26%
(Inception date May 2, 2005)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Core Plus Bond Fund

Goldman Sachs Asset Management, L.P.

Team Management

Objective: The primary investment objective of the JNL/Goldman Sachs Core Plus Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -5.17% for Class A shares compared to 5.24% for the Barclays Capital Aggregate Bond Index.

During the reporting period, the macro environment moved from one characterized by softening data to a full blown global financial crisis. The crisis has reached historic proportions and is rapidly spreading to the overall economy, prompting an equally historic response from policymakers. Some of the most notable responses by the U.S. government include seizing of mortgage giants Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, helping to keep American International Group Inc. solvent while allowing Lehman Brothers to fail, providing insurance for money market funds, passing the $700 billion Troubled Asset Recovery Program and creating a program through which the U.S. Federal Reserve Board (“Fed”) will purchase commercial paper outright, among many other measures. Yields fell across the curve, with the front end rallying significantly amid an extreme flight to quality. The yield on the 3-month Treasury bill fell an astounding 308 basis points to end the year yielding a mere 0.14%. Further out on the curve, yields were wildly volatile, and the 10-year note ended 2008 at 2.22%, 181 basis points lower than it was at the end of 2007. With the exception of the mortgage sector, spread sectors experienced a dramatic widening as the financial system was shaken to its core. All spread sectors significantly underperformed Treasuries in 2008. For many sectors, such as mortgages and high yield corporate securities, the underperformance was the largest on record.

The primary factors that influenced the Fund’s performance relative to its benchmark were an allocation to riskier assets, such as credit sensitive mortgages and corporate bonds. Bottom up security selection, within both the securitized and corporate sectors, was the primary detractor from the Fund’s performance. Within the securitized sector, the Fund’s selection of non agency adjustable rate mortgages detracted significantly from performance. Despite their seniority in the capital structure and substantial amount of credit enhancement, these securities sold off significantly due to the slowdown in the housing market, illiquidity, and forced selling of high quality assets by leveraged investors. Within the corporate sector, performance was negatively impacted by the Fund’s position in Lehman Brothers, which filed for bankruptcy, making it the largest corporate default in history.

Top down strategies had a mixed impact on performance. Duration positioning positively impacted the Fund’s returns. However, this was more than offset by both country and cross sector positioning. With regard to duration and yield curve positioning, the Fund’s fundamental long position in Europe and curve steepening bias in the U.S. performed well as interest rates rallied and yield curves steepened across the globe. With regard to country positioning, short U.S. versus long Europe trade detracted from performance as U.S. rates outperformed European rates. Similarly, short Sweden versus long Europe trade detracted from performance as Swedish rates outperformed European rates. Cross sector positioning also detracted slightly from performance over the period.

During the latter part of the period, the Fund had overweight positions in commercial mortgage backed securities (“CMBS”), residential mortgage backed securities (“RMBS”), asset based securities and investment grade corporate securities, which detracted from performance as spreads widened significantly amid an extreme flight to quality.

During the year, the Fund moved from an underweight position versus the benchmark to an overweight position in investment grade corporate securities. The Fund also increased the magnitude of its overweight in RMBS. On the other hand, the Fund eliminated virtually all of its holdings in emerging market debt and also reduced its positions in Treasuries, CMBS and high yield corporate securities. There were no significant changes to the Fund’s credit quality, as it maintained an average rating of AA throughout the year.

At the end of the period, we targeted a short duration position as we expect the very large issuance of Treasuries necessary to fund the U.S. government’s various stimulus programs to put upward pressure on yields. With regard to sector positioning, we maintained an overweight to mortgages, as the federal takeover of the government sponsored enterprises and the Fed’s program to purchase up to $500 billion in agency mortgage backed securities are potentially supportive for the sector. Within the mortgage sector, we favored higher quality securities with strong underlying fundamentals and attractive valuations, such as super senior Alt-A non agency mortgages. We had a small overweight position in investment grade corporate securities as spreads are near all time wide levels and imply unlikely default scenarios. Within the corporate sector, we were negative on industries that are highly susceptible to a growth slowdown. We favored defensive sectors, such as energy, pipelines and cable, and avoided cyclical sectors, such as homebuilders and retail. Within the financial sector, we targeted an overweight position to insurance and a neutral position to brokers. We also focused on large money center banks in the U.S. as well as diversified European banks with low leverage.

JNL/Goldman Sachs Core Plus Bond Fund (Class A)

JNL/Goldman Sachs Core Plus Bond Fund = $16,723

Barclays Capital Aggregate Bond Index = $17,296

Average Annual Total Returns for Class A Shares
1 year	-5.17%
5 year	3.10%
10 year	5.27%

Average Annual Total Returns for Class B Shares
1 year	-4.94%
Since Inception	3.06%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Mid Cap Value Fund

Goldman Sachs Asset Management, L.P.

Team Management

Objective: The investment objective of the JNL/Goldman Sachs Mid Cap Value Fund is long-term capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund outperformed its benchmark by posting a return of -36.09% for Class A shares compared to -38.44% for the Russell MidCap® Value Index.

In the fourth quarter, the Fund outperformed its benchmark, finishing 2008 ahead of its benchmark. Since the onset of the credit crunch, the Fund has mitigated downside volatility in credit related areas largely due to our defensive positioning. Consistent with long-term trends, our strategy outperformed during the severe market conditions in October and early November.

The U.S. equity markets endured a challenging fourth quarter, ending one of the most difficult calendar years in financial history. Fallout from the credit crunch extended into October as solvency and liquidity problems persisted, while fears of a slowing global economy intensified among investors. The overall market as measured by the S&P 500 Index declined 37% in 2008, with nearly half of its losses posted in the fourth quarter. Treasury yields tumbled during the quarter as panicked investors sought safety. Headlines in the recent period centered on the health of the U.S. economy, as unemployment figures climbed higher, as well as companies warning of earnings shortfalls. Volatility surged to new highs as equity markets sank to multi year lows before recovering modestly in December.

Low differentiation characterized market trends by size, style and region, as all segments posted sharp, double digit losses. On the economic front, the U.S. Federal Reserve Board cut interest rates even further, while the U.S. Treasury continued to deploy Troubled Asset Recovery Program capital across the financials sector. Commodity prices also declined, as crude oil hit new lows for the year.

The Fund’s investments in services and financials sectors managed to hold up relatively well, while its holdings in energy and technology sectors experienced weakness during the one year reporting period.

The brief third quarter rally in financials quickly abated, as the sector sustained sharp losses in the fourth quarter. The Fund’s limited exposure and defensive positioning in the highly volatile sector helped avoid many of the sector’s steep declines, particularly those experienced in regional banks and brokers. The Fund’s top financial holding, H&R Block Inc., ranked as a top contributor to returns. The Fund experienced similar results in the consumer cyclicals sector, where it avoided the struggling automakers. Stock selection in the insurance sector was led by investments in WR Berkeley Corp. and PartnerRe Ltd., which should both benefit from improved pricing in 2009.

A combination of slowing near term global demand and technical pressures weighed on the

Fund’s key energy investments in Smith International Inc., Range Resources Corp. and Williams Cos. Inc. during the fourth quarter. Throughout the year, the Fund invested in energy companies that we believe demonstrate disciplined capital allocation and competitive cost structures. We feel these companies are well positioned in a low priced commodity environment, as high cost companies will need high prices to support their operations. Despite the recent weakness, we believe escalating industry costs and supply pressures should support higher valuations over time. The Fund also experienced weakness in select investments in turnaround situations, such as SUPERVALU Inc. and Newell Rubbermaid Inc.

The Fund eliminated remaining shares of Vornado Realty Trust, an integrated REIT, due to concerns of weakening office property fundamentals. Additionally the Fund sold its shares of Apartment Investment & Management Co. given the lack of credit and financing available in the market. In basic materials, the Fund eliminated its position in U.S. Steel Corp. during the fourth quarter in an effort to manage near term volatility.

In financials, the Fund added to its holdings in H&R Block Inc., a company that we think is in the early stages of revitalization. We believe the company should benefit from the recent disposition of non core businesses, a new management team and its refocus on the tax business. In technology, we took advantage of recent industry wide weakness by adding to the Fund’s positions in Amphenol Corp. and Activision Blizzard Inc. We grew concerned with ongoing weakened sales and market share trends at SUPERVALU Inc., prompting the Fund to reduce the investment. We will continue to closely monitor this holding going forward.

We are cautious on companies led by unseasoned and untested management teams. We are also concerned that looming earnings disappointments will support market volatility at elevated levels. While we do not expect a swift end to corporate weakness, we do see prospects in select companies that are poised to benefit from an environment of lower competition, higher pricing and improved market share. We also think well capitalized companies, led by shareholder friendly management, should find ways to distance themselves from weakened industry peers. As such, we are excited to find ourselves in a unique market, rich with newly discounted opportunities for fundamental stock pickers. We believe our consistent, disciplined approach to identifying these high quality, cash generative businesses has the potential to enable the Fund to provide consistent strong and competitive returns over time.

JNL/Goldman Sachs Mid Cap Value Fund (Class A)

JNL/Goldman Sachs Mid Cap Value Fund = $8,659

Russell Midcap Value Index = $8,381

Average Annual Total Returns for Class A Shares
1 year	-36.09%
Since Inception	-3.84%
(Inception date May 2, 2005)

Average Annual Total Returns for Class B Shares
1 year	-36.03%
Since Inception	-3.68%
(Inception date May 2, 2005)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Short Duration Bond Fund

Goldman Sachs Asset Management, L.P.

Team Management

Objective: The investment objective of the JNL/Goldman Sachs Short Duration Bond Fund is a high level of current income, and secondarily, the potential for capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -5.97% for Class A shares compared to 6.61% for the Merrill Lynch 1-3 year Treasury Index.

During the reporting period, the macro environment moved from one characterized by softening data to a full blown global financial crisis. The crisis has reached historic proportions and is rapidly spreading to the overall economy, prompting an equally historic response from policymakers. Some of the most notable responses by the U.S. government include seizing of mortgage giants Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, helping to keep American International Group Inc. solvent while allowing Lehman Brothers to fail, providing insurance for money market funds, passing the $700 billion Troubled Asset Recovery Program and creating a program through which the U.S. Federal Reserve Board (“Fed”) will purchase commercial paper outright, among many other measures. Yields fell across the curve, with the front end rallying significantly amid an extreme flight to quality. The yield on the 3-month Treasury bill fell an astounding 308 basis points to end the year yielding a mere 0.14%. Further out on the curve, yields were wildly volatile, and the 10-year note ended 2008 at 2.22%, 181 basis points lower than it was at the end of 2007. With the exception of the mortgage sector, spread sectors experienced a dramatic widening as the financial system was shaken to its core. All spread sectors significantly underperformed Treasuries in 2008. For many sectors, such as mortgages and high yield corporate securities, the underperformance was the largest on record.

The primary factor that influenced the Fund’s performance relative to its benchmark was an allocation to riskier assets, such as credit sensitive mortgages and corporate bonds. Bottom up security selection, within both the securitized and corporate sectors, was the primary detractor from the Fund’s performance. Within the securitized sector, the Fund’s selection of non-agency adjustable rate mortgages detracted significantly from performance. Despite their seniority in the capital structure and substantial amount of credit enhancement, these securities sold off significantly due to the slowdown in the housing market, illiquidity and forced selling of high quality assets by leveraged investors. Within the corporate sector, performance was negatively impacted by the Fund’s position in Lehman Brothers, which filed for bankruptcy, making it the largest corporate default in history.

Top down strategies had a mixed impact on performance. Duration positioning positively impacted the Fund’s returns. However, this was more than offset by cross sector positioning. With regard to duration and yield curve positioning, the Fund’s curve steepening bias in the U.S. performed well as interest rates rallied and yield curves steepened. Cross sector positioning, specifically the Fund’s overweight exposures to the corporate and collateralized sectors, detracted from performance over the period as spreads widened significantly amid an extreme flight to quality.

During the year, the Fund increased its exposure to agency debt. The Fund decreased its exposure to residential mortgage backed securities (RMBS), predominantly in holdings of non agency mortgage backed securities. The Fund also decreased its exposure to corporate securities in the financial subsector. The Fund’s average credit quality rose to AAA from AA at the end of fiscal year 2008.

At the end of the period, we targeted a short duration position as we expect the very large issuance of Treasuries necessary to fund the U.S. government’s various stimulus programs to put upward pressure on yields. With regard to sector positioning we maintained an overweight to mortgages, as the federal takeover of the government sponsored enterprises and the Fed’s program to purchase up to $500 billion in agency mortgage backed securities are potentially supportive for the sector. Within the mortgage sector, we favored higher quality securities with strong underlying fundamentals and attractive valuations, such as super senior Alt-A non agency mortgages. We had a small overweight position in investment grade corporates as spreads were near all time wide levels and imply unlikely default scenarios. Within the corporate sector, we were negative on industries that were highly susceptible to a growth slowdown. We favored defensive sectors, such as energy, pipelines and cable and avoided cyclical sectors, such as homebuilders and retail. Within the financial sector, we targeted an overweight position to insurance and a neutral position to brokers. We also focused on large money center banks in the U.S.

JNL/Goldman Sachs Short Duration Bond Fund (Class A)

JNL/Goldman Sachs Short Duration Bond Fund = $10,161

Merrill Lynch 1-3 year Treasury Index = $11,812

Average Annual Total Returns for Class A Shares
1 year	-5.97%
Since Inception	0.60%
(Inception date May 1, 2006)

Average Annual Total Returns for Class B Shares
1 year	-5.66%
Since Inception	0.85%
(Inception date May 1, 2006)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/JPMorgan International Value Fund

J.P. Morgan Investment Management Inc.

Gerd Woort-Menker & Jeroen Huysinga

Objective: The investment objective of the JNL/JPMorgan International Value Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -44.49% for Class A shares compared to -44.09% for the MSCI EAFE Value Index.

Stock selection in semiconductor technology combined with an underweight in banking contributed to returns, while weak stock selection in utilities and an underweight in energy detracted from performance. From a regional perspective, stock selection in continental Europe had a positive impact on relative returns, while weak stock selection in Japan detracted.

The year 2008 was difficult for global equities. Markets plunged in the second half, as the collapse of several major financial institutions triggered a crisis in the credit markets that quickly spread into the real economy. Policymakers responded to the crisis in an unprecedented fashion, slashing interest rates, bailing out economically critical industries and announcing massive spending plans. Their actions have helped assuage fears of a systemic collapse, but much of the industrialized world has slipped into recession, prompting cuts in corporate earnings projections. Losses during the year were widespread across all sectors. Japan held up better than most regions, as the yen surged against other major currencies.

At the individual stock level, Taiwan Semiconductor Manufacturing Co. Ltd. contributed to performance. Though the company’s shares were down over the period, it held up better than its peers, as the demand for flat screens, personal computers and smart phones drove chip sales. Kubota Corp., a Japanese maker of tractors and pipes, also added value, rebounding in the fourth quarter. First half 2008 fiscal operating profits fell but exceeded company guidance, as strong demand from Asia helped offset weakness elsewhere.

On the other hand, E.ON AG, a German utility, hindered performance. The stock fell sharply in the second half, as the euro depreciated against the U.S. dollar and collapsing oil prices raised concerns about future natural gas and electricity rates. International Power Plc, a UK-based power producer, also detracted from relative returns. The company’s shares fell as plant shutdowns negatively impacted company earnings. Investors were also concerned about possible power price declines, potential costs associated with carbon emissions and the company’s ability to pursue its expansion plans in the midst of the global slowdown.

The Fund’s strategy is a bottom up driven strategy that seeks to add value by identifying the most attractive value stocks within each global sector. Stocks are purchased and sold based on valuation signals, as measured using JPMorgan’s proprietary dividend discount model, and the existence of a timely catalyst that will unlock the stock’s inherent value. Major purchases during 2008 included BNP Paribas Plc, Australia & New Zealand Banking Group Ltd., Vivendi Universal SA and Nintendo Co. Ltd. Major sales during 2008 included Toyota Motor Corp., Royal Bank of Scotland Group Plc, Barclays Plc, OMV Aktiengesellschaft, West Japan Railway Co. and Singapore Telecommunications Ltd. Toyota Motor Corp. and Royal Bank of Scotland Group Plc were bought and sold during 2008.

In a year that saw many equity markets post their biggest losses since the Great Depression, the rally we experienced in December may suggest that investors have already priced in a very challenging economic environment for 2009. The monetary and fiscal stimuli being introduced by governments worldwide is significant, and central banks have made it clear that they will do everything in their power to avoid a debt deflation spiral but it may take time for their efforts to take effect. In the interim, economic weakness will continue and corporate earnings in early 2009 will be poor, but to a large extent, the market already expects this to be the case. The second half of 2009 could see improvements. Even assuming that top lines remain flat, earnings could start to improve as lower rates, declining input costs and cost cutting begin to impact companies’ bottom lines. Cash and government bonds are currently yielding next to nothing, LIBOR rates have eased and corporate credit spreads are coming in slowly.

In this environment, we continue to position the Fund cautiously, focusing on attractively valued, well managed companies generating free cash flow.

JNL/JPMorgan International Value Fund (Class A)

JNL/JPMorgan International Value Fund = $11,341

MSCI EAFE Value Index = $13,077

Average Annual Total Returns for Class A Shares
1 year	-44.49%
5 year	3.56%
10 year	1.26%

Average Annual Total Returns for Class B Shares
1 year	-44.44%
Since Inception	2.50%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/JPMorgan MidCap Growth Fund

J.P. Morgan Investment Management Inc.

Christopher Jones & Timothy Parton

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund performed in line with its benchmark by posting a return of -44.44% for Class A shares compared to -44.32% for the Russell MidCap® Growth Index.

Looking back, 2008 will most certainly be remembered as one of the worst years of all time for U.S. equity markets, with overall market as measured by the S&P 500 Index falling 37% while small caps, as represented by the Russell 2000 Index, were down by approximately 34%. Financial stocks bore the brunt of the market’s collapse, down a staggering 55% in 2008. However, in the second half of the year the crisis spread to the broader market. Energy and materials stocks, trading at record levels just weeks earlier, were aggressively sold off early in the third quarter in anticipation of a sharp decrease in demand. Likewise, sectors that had held up relatively well due to their exposure to stronger non U.S. economies began to feel the pain. Technology stocks, once heralded for their exposure to Europe and Asia, dropped as investors began to fear a more global and severe economic slowdown. By this point, the financial led downturn had evolved into a far reaching bear market.

Stock selection in the consumer discretionary and financial service sectors contributed to performance, while stock selection in the technology and producer durables sectors negatively impacted results.

At the individual stock level, ITT Educational Services Inc., which offers post-secondary degree programs, was among the contributors to performance. The company’s shares advanced after it raised fiscal year guidance, as students headed back to school amid a deteriorating economic environment.

Another contributor to performance was Southwestern Energy Co., an independent oil and gas company. The company’s shares advanced as oil and gas production was expected to grow in 2009, driven mainly by its drilling activities in the Fayetteville shale play. In addition, the company is planning future capital investments. Among the detractors from performance was Forest Oil Corp., an oil and gas company that engages in the acquisition, exploration, development and production of natural gas. The company was negatively impacted by weakness in oil and gas prices.

We employ a bottom up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained above average growth. This approach has led to an overweight versus the Russell MidCap Growth Index in the financial service and healthcare sectors and an underweight versus the index in the producer durables and consumer staples sectors.

At the beginning of 2008, the Portfolio was overweight versus the Russell MidCap Growth Index in the technology and healthcare sectors and underweight in the consumer discretionary and consumer staples sectors. Throughout the year, the Fund increased its relative weighting in the consumer discretionary sector and decreased its relative weighting in the technology sector.

While 2008 was the worst calendar year for the markets since the Great Depression, 2009 could be one of the worst for the global economy in decades. The good news is that financial markets tend to discount future economic problems well in advance and, after a year like 2008, we think that they have gone a long way towards doing so. As investors look forward to the impact of fiscal measures and as more areas of the secondary markets likely come under direct central bank support, a nervous recovery in risk assets is our base case for 2009.

JNL/JPMorgan MidCap Growth Fund (Class A)

JNL/JPMorgan MidCap Growth Fund = $7,074

Russell MidCap Growth Index = $9,815

Average Annual Total Returns for Class A Shares
1 year	-44.44%
5 year	-3.38%
10 year	-3.40%

Average Annual Total Returns for Class B Shares
1 year	-44.31%
Since Inception	-4.31%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/JPMorgan U.S. Government & Quality Bond Fund

J.P. Morgan Investment Management Inc.

Michael Sais

Objective: The investment objective of the JNL/JPMorgan U.S. Government & Quality Bond Fund is to obtain a high level of current income.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of 6.53% for Class A shares compared to 12.39% for the Barclays Capital Government Bond Index.

The Fund’s concentration in agency and non agency mortgage backed securities (“MBS”) detracted from performance as the benchmark, composed solely of Treasury securities, rallied strongly throughout the year while mortgage spreads widened considerably. Continued liquidity issues in the non agency MBS market detracted from performance throughout the year, but we are comfortable with the long-term prospects for most of the Fund’s non agency MBS. Asset backed security (“ABS”) and commercial mortgage backed security (‘CMBS”) positions were under pressure and continued to drag on performance for the year.

At the end of 2008, the U.S. economy was in a major recession with significant declines in consumer spending, investment spending and home building. Massive monetary and fiscal stimulus should lead to some revival in 2009, although the timing of this rebound is very uncertain and depends on a thawing of the credit freeze that plagued the economy in 2008.

The U.S. Federal Reserve (“Fed”) cut the Fed funds rate to a historic low range of 0.00% to 0.25% and had some success in lowering mortgage rates through innovative balance sheet actions. With a building pipeline of Treasury issuance reflecting massive fiscal stimulus, Treasury interest rates could rise sharply on signs of an economic rebound.

Fund net contributions increased by approximately 150% during 2008. New contributions were allocated to a mixture of agency debt and agency MBS. We also increased the Fund’s allocation to treasury inflation-protected securities (“TIPS”).

The Fund’s credit quality moved from 97.56% AAA to 99.69% AAA, mostly driven by the new contributions being focused on AAA securities. As the Fund grew, the allocation to lower rated credit became a smaller portion of the overall portfolio.

With the large inflows experienced, especially toward year end, the Fund is looking to deploy this cash as efficiently as possible early in 2009, with a focus upon exploiting value that is present in the market. The total allocation to ABS and CMBS has moved from 6% as of December 31, 2007, to 2% as of December 31, 2008.

JNL/JPMorgan U.S Government & Quality Bond Fund

JNL/JPMorgan U.S. Government & Quality Bond Fund = $16,306

Barclays Capital Government Bond Index = $18,188

Average Annual Total Returns for Class A Shares
1 year	6.53%
5 year	4.45%
10 year	5.00%

Average Annual Total Returns for Class B Shares
1 year	6.73%
Since Inception	4.29%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Founding Strategy Fund

JNL/Mellon Capital Management 10 X 10 Fund

JNL/Mellon Capital Management Index 5 Fund

JNL/S&P 4 Fund

Jackson National Asset Management, LLC

Team Management

JNL/Franklin Templeton Founding Strategy Growth Fund

Objective: The investment objective of the JNL/Franklin Templeton Founding Strategy Fund is capital appreciation.

JNL/Franklin Templeton Founding Strategy Fund = $6,444

S&P 500 Index = $6,580

Average Annual Total Returns for Class A Shares
1 year	-36.13%
Since Inception	-20.07%
(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Management 10 X 10 Fund

Objective: The investment objective of the JNL/Mellon Capital Management 10 x 10 Fund is capital appreciation and income.

Portfolio Manager Commentary: For the year ended December 31, 2008, Fund outperformed its benchmark by posting a return of -36.25% for Class A shares compared to -37.31% for the Russell 3000 Index. The Fund seeks to achieve its objective by investing in the following Funds: JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management International Index Fund, and JNL/Mellon Capital Management Bond Index Fund (the “Underlying Funds”). The Underlying Funds performance contributed to the results of the Fund proportionally based on the relative value to the Fund throughout the year. For the year ended December 31, 2008, the average daily investment in each of the Underlying Funds was 48.3% for the JNL/Mellon Capital Management JNL 5 Fund, 9.9% for the JNL/Mellon Capital Management S&P 500 Index Fund, 10.1% for the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, 10.1% for the JNL/Mellon Capital Management Small Cap Index Fund, 9.4% for the JNL/Mellon Capital Management International Index Fund, and 12.2% for the JNL/Mellon Capital Management Bond Index Fund. The performance and investment objectives of the Underlying Funds are discussed elsewhere in this report.

JNL/Mellon Capital Management 10 x 10 Fund = $6,324

Russell 3000 Index = $6,258

Average Annual Total Returns for Class A Shares
1 year	-36.25%
Since Inception	-23.91%
(Inception date April 30, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Management Index 5 Fund

Objective: The investment objective of the JNL/Mellon Capital Management Index 5 Fund is capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund outperformed its benchmark by posting a -29.87% for Class A shares compared to -37.31% for the Russell 3000 Index. The Fund seeks to achieve its objective by investing in the following Funds: the JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon Capital Management Small Cap Index Fund, the JNL/Mellon Capital Management International Index Fund, and the JNL/Mellon Capital Management Bond Index Fund (the “Underlying Funds”). The Underlying Funds performance contributed to the results of the Fund proportionally based on the relative value to the Fund throughout the year. For the year ended December 31, 2008, the average daily investment in each of the Underlying Funds was 19.1% for the JNL/Mellon Capital Management S&P 500 Index Fund, 19.6% for the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, 19.5% for the JNL/Mellon Capital Management Small Cap Index Fund, 18.3% for the JNL/Mellon Capital Management International Index Fund, and 23.5% for the JNL/Mellon Capital Management Bond Index Fund. The performance of the Underlying Funds is discussed elsewhere in this report.

JNL/Mellon Capital Management Index 5 Fund = $7,013

Russell 3000 Index = $6,258

Average Annual Total Returns for Class A Shares
1 year	-29.87%
Since Inception	-19.07%
(Inception date April 30, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P 4 Fund

Investment Objective: The investment objective of the JNL/S&P 4 Fund is capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund outperformed its benchmark by positing a return of -31.62% for Class A shares compared to -37.00% for the S&P 500 Index. The Fund seeks to achieve its objective by investing the following Funds: JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/ S&P Intrinsic Value Fund and JNL/ S&P Total Yield Fund (“the Underlying Funds”). The Underlying Funds performance contributed to the results of the Fund proportionally based on the relative value to the Fund throughout the year. For the year ended December 31, 2008, the average daily investment in each of the Underlying Funds was 25.7% for the JNL/S&P Competitive Advantage Fund, 24.0% for the JNL/S&P Dividend Income & Growth Fund, 24.7% for the JNL/ S&P Intrinsic Value Fund, and 25.6% for the JNL/ S&P Total Yield Fund. The performance and investment objectives of each underlying Fund are discussed elsewhere in this report.

JNL/S&P 4 Fund = $6,790

S&P 500 Index = $6,294

Average Annual Total Returns for Class A Shares
1 year	-31.62%
Since Inception	-30.07%
(Inception date December 3, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Lazard Emerging Markets Fund

Lazard Asset Management, LLC

John R. Reinsberg & James M. Donald

Objective: The investment objective of the JNL/Lazard Emerging Markets Fund is long-term capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund outperformed its benchmark by posting a return of -50.05% for Class A shares compared to -53.33% for the MSCI Emerging Markets Index.

After peaking in late 2007, shares in the developing world experienced a volatile, and weak market environment in 2008. World markets, especially the U.S. capital markets, had to contend with extreme price movements in many fixed income and bank instruments, as the U.S. Federal Reserve (“Fed”) used powers it has not utilized for decades. Markets rebounded significantly in April and May, as investors’ fears about a U.S. recession and financial crisis receded, but renewed worries about the credit crisis and the availability of funding to banks and corporations pushed markets sharply lower throughout most of the latter half of 2008 before bouncing off the lows in December. The biggest drops, by far, were experienced in the September and October periods following the bankruptcy of Lehman Brothers, after which world capital markets had to contend with sharply higher credit costs and extreme risk aversion. Although the problem originated primarily in the U.S. and Western Europe, developing markets were dramatically affected by the forced selling by many global investors and speculators. The MSCI Emerging Markets Index fell over 50% for the year. While performance was very weak across all regions, Africa did outperform, followed by Latin America, while the weakest performance was experienced in Eastern Europe.

No countries managed positive performance, however, the relatively small Moroccan equity market defended the best. Defensive returns were also seen in the more domestically focused markets of Columbia and Chile. In Israel and South Africa, where valuations were already discounted, performance was relatively good. Israeli markets also benefited by support from the national pension funds, which continued to buy stocks. The biggest falls were experienced in Pakistan, as a result of political strife and the resignation of President Musharraf, and in Russia, a market heavily dependant on commodity prices, particularly oil and gas, which also suffered from political and financial risks and the conflict in Georgia. Sizeable decreases also occurred in Turkey and Hungary, both of which have been running sizeable deficits, and have therefore been adversely affected by the higher cost and lower availability of credit. Weak performance was also experienced in India.

By sector, the most defensive were healthcare and consumer staples, followed by utilities and telecom services. Industrials performed worst of all, followed by energy, materials, and financials.

Stock selection in the information technology sector, and within Turkey and the Philippines helped performance. An underweight exposure to the energy sector, and an overweight exposure to the telecom services sector and Mexico added value. Stock selection in the materials, financials, energy, and industrials sectors, and within Russia and Brazil hurt performance. An underweight exposure to China subtracted value.

Companhia Energetica de Minas Gerais (“Cemig”), a Brazilian electric utility company, performed well as a result of its defensive nature, with stable cash flows and an attractive dividend. Nedbank Group Ltd., a South African bank, defended well due to its strong capital base and avoidance of much of the liquidity issues currently facing most global financials. Relatively positive stock performance was also recorded in Taiwan Semiconductor Manufacturing Co. Ltd., a leading foundry company, as key competitors announced capital spending reductions, which reinforced the market perception that the company’s competitive advantage continued to grow. Mobile Telesystems, a Russian telecommunication services company, experienced weakness from forced selling within the Russian market and currency concerns. Satyam Computer Services Ltd., an Indian software company, fell sharply due to the company’s initial efforts to buy assets from its founder. JHSF Participacoes SA, a Brazilian real estate company, fell on fears that a decline in credit availability would negatively affect their operations.

Following this dramatic market correction, we continue to be bullish on emerging markets equities. We believe that highly attractive relative value opportunities exist, and anticipate significant share price strength following market stabilizations.

JNL/Lazard Emerging Markets Fund (Class A)

JNL/Lazard Emerging Markets Fund = $7,236

MSCI Emerging Markets Index = $7,136

Average Annual Total Returns for Class A Shares
1 year	-50.05%
Since Inception	-11.39%
(Inception date May 1, 2006)

Average Annual Total Returns for Class B Shares
1 year	-49.94%
Since Inception	-11.21%
(Inception date May 1, 2006)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Lazard Mid Cap Equity Fund

(formerly, JNL/Lazard Mid Cap Value Fund)

Lazard Asset Management, LLC

Team Management

Objective: The investment objective of the JNL/Lazard Mid Cap Equity Fund is long-term capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund outperformed its benchmark by posting a return of -38.96% for Class A shares compared to -41.46% for the Russell MidCap® Index.

The primary drivers of performance were stock selection in the financials and healthcare sectors while stock selection in the consumer discretionary sector detracted from performance.

Equity markets experienced one of their worst years in history amid further signs of a deepening recession, as home prices continued to fall and labor markets deteriorated. The credit markets were under continued stress, with the TED spread, a barometer of banks’ willingness to lend to each other, at unusually high levels and financial institutions unwilling to lend funds, as they remained wary about credit risk. Not only have the world’s largest economies, the U.S., Europe, and Japan, faltered into recession, but the slowdown has also revealed the vulnerability of emerging economies, and sent the prices of many commodities to the lowest levels seen in recent years. Oil prices, which earlier this year traded above $140 per barrel, plunged to five-year lows. The result was a growing focus on the risk of deflation; central banks around the world took aggressive moves in collaboration with the U.S. Federal Reserve, which cut interest rates to near zero. Recent declines in gasoline prices and mortgage rates will likely bring some much needed relief to U.S. consumers.

While the financials and other cyclical sectors were hardest hit during the year, no sector was immune to the decline. Consumer staples was one of the best performing sectors, followed by other defensive sectors such as utilities and healthcare. Conversely, a persistent global credit crunch and falling asset prices continued to weigh on financial stocks, despite the government’s efforts to inject needed capital into the banks. The consumer discretionary sector also posted large losses due to concerns over the future of the U.S. auto industry and overall weak consumer spending. In addition, the energy and materials sectors were weak on the back of slowing global demand, despite the sharp outperformance of these sectors in the first half of 2008.

During the year, the Fund benefited from stock selection in the financials sector. Holdings in banks that we believed were well funded through large deposit bases and avoidance of companies most impacted by the credit crisis aided performance. Stock selection in the healthcare sector benefited performance. Conversely, stock selection in the consumer discretionary sector detracted from performance.

Financial sector stocks such as holdings in Hudson City Bancorp Inc. helped performance, as it is an example of a bank that is well funded through a large deposit base. Also within the financials sector, shares of Public Storage Inc. rose during the year due to the successful integration of its most recent acquisition, as their pricing and occupancy algorithms proved very successful. Investors also began to appreciate the company’s strong balance sheet and dividend yield. Insurers such as PartnerRe Ltd., and insurance broker Marsh & McLennan Cos. Inc. also held up well during the year.

Healthcare sector stocks such as Omnicare Inc. and Warner Chilcott Ltd. defended well during the difficult period. Omnicare Inc., an institutional pharmacy services provider, rose sharply after posting better than expected earnings results that were driven by increased availability and use of generic drugs, as well as management’s cost cutting initiatives. Warner Chilcott Ltd. also reported better than expected earnings as a result of lower costs.

Consumer discretionary sector stocks such as some of our retail holdings, such as Liz Claiborne Inc. and Brinker International Inc., fell sharply amid one of the worst consumer spending environments in recent history. We believe Liz Claiborne Inc. is taking the right actions to solidify their business model in the longer term, and we feel that there is significant inherent value in the company’s stable of brands. However, because there is risk that the short-term impact of the credit market could present a liquidity problem if the consumer spending environment is weaker than anticipated, we sold the position. Shares of Brinker International Inc., a U.S. restaurant operator, fell sharply after the company announced lower than expected earnings as a result of lower customer traffic and increasing margin pressures. We also sold the company as liquidity concerns mounted amid the very difficult environment.

At the end of the period, investors have come to a reluctant realization of the severity of the economic crisis, and we believe the impact of deleveraging after years of financial excess will continue to be felt in many parts of the economy. As government intervention attempts to stabilize the financials sector and facilitate economic recovery through eliminating toxic assets, deleveraging banks, and injecting capital into the system, the result may be a more prolonged, but less severe, economic downturn. Either way, the system must deleverage to a new equilibrium. However, the recent volatility in the markets created opportunities to purchase leading companies at historically low valuations. We believe our consistent approach to investing in high quality companies, with solid balance sheets, strong free cash flow and attractive valuations, will position us well to weather this period of market turbulence.

JNL/Lazard Mid Cap Equity Fund (Class A)

JNL/Lazard Mid Cap Equity Fund = $15,224

Russell Midcap Index = $13,685

Average Annual Total Returns for Class A Shares
1 year	-38.96%
5 year	-1.56%
10 year	4.29%

Average Annual Total Returns for Class B Shares
1 year	-38.88%
Since Inception	-3.09%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Lazard Small Cap Equity Fund

(formerly, JNL/Lazard Small Cap Value Fund)

Lazard Asset Management, LLC

Team Management

Objective: The investment objective of the JNL/Lazard Small Cap Equity Fund is long-term capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -38.68% for Class A shares compared to -33.79% for the Russell 2000 Index.

The primary drivers for underperformance were stock selection in the energy, healthcare, and financials sectors. Positive contributions to performance came from stock selection in the utilities and industrials sectors.

Equity market performance in 2008 was one of the worst on record, with the Russell 2000 Index down over 33%. Markets collapsed in October due to growing fears that the credit crisis was expanding across the world and across all asset classes, and would eventually lead to global recession. The market low for the period was November 20, and while we have seen a small recovery from that low point, the Russell 2000 Index was still down over 26% for the fourth quarter of 2008. Every sector in the Index had negative double digit returns, with the energy, consumer discretionary, and telecom services sectors all down over 45% for the period. The utilities sector performed the best, but was still down over 11%.

The industrials sector was the leading area of contribution to performance, particularly in the commercial service provider segment. Stock selection in the utilities sector also contributed to performance. Holdings in the energy sector were the biggest detractors of performance, as all holdings declined significantly with falling oil prices. The healthcare sector was another major detractor from performance due to slowing business conditions and disappointing earnings results. The Fund was also hurt by stock selection in banks and an underweight position in insurance companies. However, much of this was offset by gains in real estate investment trusts (“REITs”) and other diversified financials. We remain selective in the banking segment due to ongoing concerns about lending and credit, but continued to find opportunity in non bank financials. We did not have any banks that were significant detractors to performance, but out bias towards higher quality names hurt as lower quality banks rallied in the third quarter due to government initiated programs to help keep them solvent.

Industrial sector stocks such as out positions in Duff & Phelps Corp. and Watson Wyatt Worldwide Inc. outperformed the market. Leading financial advisory and consulting businesses proved more resilient during the year, as they do not have leveraged business models and continued to generate cash flow. Capital goods companies such as Stanley Inc. and Beacon Roofing Supply Inc. were also strong contributors within the sector.

Utilities sector stocks such as South Jersey Industries Inc., one of the largest positions in the Fund, continues to provide a defensive anchor during the turbulent market conditions.

Energy sector stocks such as TXCO Resources Inc. was the largest detractor, as a significant portion of the company’s value is tied to newly discovered and untapped shale, where the company believes there are substantial reserves. We have retained our position, as we believe the stock price can rebound as market conditions improve. Other detractors included Rex Energy Corp., Oil States International Inc., and Trico Marine Services Inc., which all provide services and equipment for exploration. All of these stocks declined, as the falling price of oil caused weaker demand for services.

Healthcare sector stocks such as Symmetry Medical Inc., a manufacturer of surgical equipment, Skilled Healthcare Group Inc., an operator of nursing homes and assisted living centers, and Air Methods Corp., a provider of emergency aeromedical transportation services, detracted from performance. Additionally, Five Star Quality Inc., an assisted living provider, was weak due to disappointing demand.

Financial sector stocks including Macerich Co., Tanger Factory Outlet Centers Inc., and Digital Realty Trust Inc. were strong REIT contributors, as they outperformed the market. Piper Jaffray Cos., a provider of investment advice and services, was the other main contributor amongst the non bank financials.

Overall, we remain very cautious in this environment. The strategy remains positioned with a focus on companies with strong free cash flows and balance sheets. While we remain somewhat defensive, we continue to look for more opportunities to position the strategy to take advantage of the eventual recovery in the economy and the stock market.

JNL/Lazard Small Cap Equity Fund (Class A)

JNL/Lazard Small Cap Equity Fund = $12,919

Russell 2000 Index = $13,468

Average Annual Total Returns for Class A Shares
1 year	-38.68%
5 year	-4.21%
10 year	2.59%

Average Annual Total Returns for Class B Shares
1 year	-38.53%
Since Inception	-5.43%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Management Funds

Mellon Capital Management Corporation

Team Management

JNL/Mellon Capital Management S&P 500 Index Fund

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

JNL/Mellon Capital Management Small Cap Index Fund

JNL/Mellon Capital Management International Index Fund

JNL/Mellon Capital Management Bond Index Fund

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

Portfolio Manager Commentary:

Global financial markets had a tumultuous year with a steady stream of negative news caused by extreme risk aversion. Housing market weakness, tight credit, government bailouts, rising unemployment and plunging consumer confidence were some other factors causing equities to tumble. The S&P 500 Index, the benchmark gauge for U.S. equities, fell -37%. Its first loss that exceeded 30% since the 39% plunge in 1937. The S&P 500 Index lost 22% in 2002 and 27% in 1974. Small cap stocks as measured by the Russell 2000 Index outperformed large cap stocks as measured by the Russell 1000 Index by nearly 4%. The defensive nature of investors helped value stocks outpace growth stocks in each of the capitalization sectors, but particularly in the small cap indexes where the Russell 2000 Value Index outperformed the Russell 2000 Growth Index by 10%. Every sector in the S&P 500 Index fell more than 10%, with financial (-57%) and materials sectors (-47%) falling the most.

International stocks underperformed U.S. stocks in 2008. The MSCI EAFE Index fell 40.3% in local terms and 43.4% in U.S. dollar terms. The risk aversion later in the year benefited the U.S. dollar, as investors shunned higher yielding currencies, hurting U.S. dollar based investors. In local terms, the UK was the best performing country market, falling 28.5%, but due to the weakness of the British pound lost 48.4% in U.S. dollar terms. Ireland and Austria were the worst performers, falling 70.5% and 66.9% respectively, in local terms.

Fixed income performance was mixed for 2008, with strength in Treasuries helping the Barclays Capital Aggregate Bond Index gain 5.2%. The continued flight to quality helped Treasury securities across the maturity spectrum in 2008, particularly those with longer dated maturities, resulting in a 13.7% increase in the Barclays Capital U.S. Treasury Index. The yield on the benchmark 10-year Treasury noted fell from 4.03% to 2.22% during 2008. The year 2008 was one of the worst in credit market history. Investment grade corporates fell almost 5%, their worst result since 1974, with spreads over Treasuries soaring.

JNL/Mellon Capital Management S&P 500 Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management S&P 500 Index Fund is to match the performance of the S&P 500 Index.

Fund Specific Overview: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -37.64% for Class A shares compared to the -37.00% for the S&P 500 Index.

The Fund is an index fund. As such, its portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the S&P 500 Index’s stock weightings and characteristics, while minimizing transaction costs.

Companies that contributed to the Fund’s performance include: Wal-Mart Stores Inc. operates discount centers and supercenters worldwide. The stock gained 20% as investors view it as a safe haven during economic uncertainty. Amgen Inc., which develops human therapeutics based on cellular and molecular biology, was up 24% as the cash rich company sought to expand via acquisitions at a time when target companies are cheap. Anheuser-Busch Cos. Inc., the largest U.S. brewery, was up 21% as it was bought out by Belgium InBev. The combined company is now the largest brewery in the world.

Companies that detracted from the Fund’s performance include: Bank of America Corp., a diversified financial services company, fell 60% as major banks world wide suffered from credit related losses. Citigroup Inc., a financial services company, experienced a 76% decline due to its exposure to troubled mortgages and other assets. General Electric Co., a diversified technology and finance company, fell more than 50% percent along with decreased forecasts for earnings and a reduction in demand for its products and services.

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is to match the performance of the S&P 400 MidCap Index.

Fund Specific Overview: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -37.58% for Class A shares compared to -36.23% for the S&P 400 MidCap Index.

The Fund is an index fund. As such, its portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the S&P 400 MidCap Index’s stock weightings and characteristics – while minimizing transaction costs.

Companies that contributed to the Fund’s performance include: W.R. Berkley Corp., an insurance holding company, gained 5% as merger talks helped to bid up its price. Fidelity

National Financial Inc., a real estate title insurance and escrow company, gained 30% after its competitor LandAmerica filed for bankruptcy. Dollar Tree Inc., a U.S. based discount variety store chain, was up over 60% as the discounter beat earnings estimates despite the weakening economic climate.

Companies that detracted from the Fund’s performance include: Denbury Resources Inc., an oil and gas company focused on the Gulf Coast, fell 63% on decreasing demand for energy due to the slowing global economy. FMC Technologies Inc., a supplier and service provider for offshore drilling, experienced a 56% percent decline resulting from a reduced demand for oil and further exploration. Hologic Inc., an x-ray systems manufacture, fell 62% after sales missed analysts’ expectations.

JNL/Mellon Capital Management Small Cap Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management Small Cap Index Fund is to match the performance of the Russell 2000 Index.

Fund Specific Overview: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -35.01% for Class A shares compared to the -33.79% for the Russell 2000 Index.

The Fund is an index fund. As such, its portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the Russell 2000 Index’s stock weightings and characteristics, while minimizing transaction costs.

Companies that contributed to the Fund’s performance include: PetroHawk Energy Corp., an oil and gas company, was up over 160% while held in the portfolio. The stock was driven up as energy prices spiked in summer months. Walter Industries Inc., a producer of metallurgical coal for the steel industry, was up over 200% before it was removed from the Russell 2000 Index in Russell’s annual index reorganization in May of 2008. Alpha Natural Resources Inc., a U.S. based coal mining company, was up over 200% before it was removed from the Russell 2000 Index in Russell’s annual reorganization. These stocks were driven up by the rally in energy prices.

JNL/Mellon Capital Management International Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management International Index Fund is to match the performance of the MSCI EAFE Index.

Fund Specific Overview: For the year ended December 31, 2008, the Fund outperformed its benchmark by posting a return of -42.92% for Class A shares compared to the -43.38% for the MSCI EAFE Index.

The Fund is an index fund. As such, its portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the MSCI EAFE Index’s stock weightings and characteristics, while minimizing transaction costs.

Companies that contributed to the Fund’s performance included: Volkswagen AG, a worldwide manufacture of automobiles, was up over 60% as Porsche took a 75% stake in the German automaker. Tokyo Electric Power Co. Inc., a Japanese electricity producer, gained 6% on increased natural gas prices in Asia and decreased competition in Japan. NTT DoCoMo Inc., a telecommunication company providing cellular phones, satellite and wireless LAN, contributed positively to the Fund’s return as the company bought back shares.

Companies that detracted from the Fund’s performance included: HSBC Holdings Plc, Europe’s largest bank, fell over 40% on prospects of reduced profits as the global economic outlook deteriorated throughout the year. Mitsubishi UFJ Financial Group Inc., a Japanese financial service company, fell over 30% on low quarterly profit reports based on stock holdings, costs of bad loans, and decreased net income. Rio Tinto Ltd., an international mining company, dropped 80% as the price of metals declined and a merger with BHP Billiton failed. Toyota Motor Corp., an automobile manufacturer, fell over 39% on concerns that the credit crisis would lead to fewer auto sales and lower earnings.

JNL/Mellon Capital Management Bond Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management Bond Index Fund is to match the performance of the Barclays Capital Aggregate Bond Index.

Fund Specific Overview: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of 3.79% for Class A shares compared to 5.24% for the Barclays Capital Aggregate Bond Index.

Despite the active contributions and withdrawals throughout the year, the Fund tracked the Barclays Capital Aggregate Bond Index performance in 2008. The Fund benefited from a slight underweight to the home equity and corporate sectors. Like the Fund’s benchmark, U.S. Treasuries were the best performing asset classes on a duration adjusted basis. Lower quality corporate bonds underperformed their higher quality peers as spreads in the lower quality sectors gerenally widened more than spreads in the higher quality sectors during the year.

The Lehman Brothers Aggregate Bond Index1 was up 2.2%, during the first quarter of 2008. The yield curve steepened as yields on the 2-year Treasury fell 146 basis points to 1.59% and yields on the 10-year Treasury fell 62 basis points to 3.41%. The yield on the 30-year Treasury bond fell 16 basis points to 4.29%. At quarter end, the spread between the 2-year and the 10-year Treasury was 182 basis points. Treasuries, with their lower yields, performed better than most other sectors within the Lehman Brothers Aggregate Bond Index1.

The Lehman Brothers Aggregate Bond Index1 was down 1.0% during the second quarter of 2008. The yield curve flattened as yields on the 2-year Treasury rose 103 basis points to 2.62% and yields on the 10-year Treasury rose just 56 basis points to 3.97%. The yield on the 30-year Treasury bond rose 24 basis points to 4.53%. Most spread sectors, except for home equity, agency and sovereigns experienced tighter spreads and ended the quarter with slightly positive excess return.

The Lehman Brothers Aggregate Bond Index1 was down 0.5% during the third quarter of 2008. The yield curve steepened slightly as yields on the 2-year Treasury fell 66 basis points to 1.96% and yields on the 10-year Treasury fell 14 basis points to 3.83%. The yield on the 30-year Treasury bond fell 22 basis points at 4.31%. All spread sectors experienced pressure as strains in the financial markets increased significantly. The financial sector was the worst sector as Lehman Brothers declared bankrupcy on September 15. The long financial sector finished the quarter at -22.2%, behind duration adjusted Treasuries.

The Barclays Capital Aggregate Bond Index was up 4.6%, during the fourth quarter of 2008. The yield curve flattened significantly as yields on the 2-year Treasury fell 119 basis points to 0.77% and yields on the 10-year fell 161 basis points to 2.22%. The yield on the 30-year Treasury bond fell 162 basis points to 2.69%. It was clear that the strains in the financial market had extended into the broader economy as consumer spending, business investment and industrial production weakened significantly. Almost all credit sectors, with the exception of the agency sector, underperformed Treasuries on a duration adjusted basis.

The Barclays Capital Aggregate Bond Index returned 5.2% for 2008. Treasuries generated an astounding return in 2008, 13.7% verses the 9.0% generated in 2007. Spread products, in general, all underperformed treasury during the year as spreads widened with the deepening financial crisis. Home equity and commercial mortgage backed securities were the worst performing sectors in the 2008, falling behind duration adjusted Treasuries by -46.6% and -32.7%, respectively.

1 The Lehman Brothers Aggregate Bond Index’s name was changed to the Barclays Capital Aggregate Bond Index on November 3, 2008.

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is to exceed the performance of the S&P 500 Index.

Fund Specific Overview:For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -37.81% for Class A shares compared to the -37.00% S&P 500 Index.

The Fund had negative performance relative to the benchmark for the year. As expected, there was a divergence in performance between the different economic sectors and portfolio characteristics of its benchmark. However, our strategy does not take concentrated bets in any specific economic sector or any particular portfolio characteristic such as price to earnings (“PE”) or price to book (“PB”) ratios. Instead, we believe that sector exposures to different factors such as PE and PB are systematic risks that cannot be diversified. Therefore, the portfolio is constructed to value mainly through stock selection and is intended to be neutral on sector level risks and other factors such as PE and PB.

JNL/Mellon Capital Management Funds (continued)

Mellon Capital Management Corporation

Team Management

JNL/Mellon Capital Management S&P 500 Index Fund (Class A)

JNL/Mellon Capital Management S&P 500 Index Fund = $8,609

S&P 500 Index = $8,983

Average Annual Total Returns for Class A Shares
1 year	-37.64%
5 year	-2.86%
Since Inception	-2.13%
(Inception date January 15, 2002)

Average Annual Total Returns for Class B Shares
1 year	-37.57%
Since Inception	-3.60%
(Inception date March 5, 2004)

JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class A)

JNL/Mellon Capital Management S&P 400 MidCap Index Fund = $11,045

S&P 400 MidCap Index = $11,643

Average Annual Total Returns for Class A Shares
1 year	-37.58%
5 year	-0.94%
Since Inception	1.44%
(Inception date January 15, 2002)

Average Annual Total Returns for Class B Shares
1 year	-37.51%
Since Inception	-2.17%
(Inception date March 5, 2004)

JNL/Mellon Capital Management Small Cap Index Fund (Class A)

JNL/Mellon Capital Management Small Cap Index Fund = $10,704

Russell 2000 Index = $11,300

Average Annual Total Returns for Class A Shares
1 year	-35.01%
5 year	-1.76%
Since Inception	0.98%
(Inception date January 15, 2002)

Average Annual Total Returns for Class B Shares
1 year	-34.83%
Since Inception	-3.12%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Management Funds (continued)

Mellon Capital Management Corporation

Team Management

JNL/Mellon Capital Management International Index Fund (Class A)

JNL/Mellon Capital Management International Index Fund = $12,708

MSCI EAFE Index = $13,005

Average Annual Total Returns for Class A Shares
1 year	-42.92%
5 year	1.38%
Since Inception	3.50%
(Inception date January 15, 2002)

Average Annual Total Returns for Class B Shares
1 year	-42.82%
Since Inception	0.58%
(Inception date March 5, 2004)

JNL/Mellon Capital Management Bond Index Fund (Class A)

JNL/Mellon Capital Management Bond Index Fund = $13,507

Barclays Capital Aggregate Bond Index = $14,210

Average Annual Total Returns for Class A Shares
1 year	3.79%
5 year	3.87%
Since Inception	4.41%
(Inception date January 15, 2002)

Average Annual Total Returns for Class B Shares
1 year	3.98%
Since Inception	3.69%
(Inception date March 5, 2004)

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund (Class A)

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund = $7,079

S&P 500 Index = $7,956

Average Annual Total Returns for Class A Shares
1 year	-37.81%
5 year	-2.64%
Since Inception	-3.52%
(Inception date May 16, 1999)

Average Annual Total Returns for Class B Shares
1 year	-37.63%
Since Inception	-3.37%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Oppenheimer Global Growth Fund

OppenheimerFunds Inc.

Rajeev Bhaman

Objective: The investment objective of the JNL/Oppenheimer Global Growth Fund is to seek capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund performed in line with its benchmark by posting a return of -40.86% for Class A shares compared to -40.71% for the MSCI World Index.

In an especially volatile year for the financial markets, the Fund slightly underperformed its benchmark for the 12 months ended December 31, 2008. While we are disappointed with the achieved returns thus far, we believe that the global credit crisis and the ensuing economic slowdown overwhelmed the appropriateness of our strategy.

The fall out in the subprime lending markets cascaded into the broader financial markets, negatively impacting many financial firms around the world. Widespread aversion to risk permeated the markets triggering significant declines, as growing uncertainty in the credit markets depressed investors’ confidence across almost any asset dependent on an expected cash flow. Due to this panic, most companies, regardless of their financial stability, saw declines in their stock prices. The financial sector was particularly hit hard, as many firms were forced to sell off debt at deep discounts or swallow hefty write downs. These revaluations led to outstanding losses for formerly venerable financial institutions. Subsequent government interventions in the banking systems worldwide have led to lottery outcomes, especially in the near term, for certain institutions as the system strives to forestall collapse. This has resulted in anomalous behavior in the market resulting in some weak stocks outperforming strong stocks. However, with the onset of more normal market conditions we believe that our focus on high quality businesses will prevail, yielding superior long-term performance.

Our strategy during the reporting period resulted in materials and financials being the most underweighted sectors. We underweighted materials because we viewed commodity prices to be unjustifiably inflated. We believed that that double digit growth rates in industrial production and infrastructure development of commodities was either unsustainable in large emerging markets or would not continue to offset slowdowns in the developed world. Furthermore, commodity companies, even those in the bottom quartile of production costs, were making returns that were a multiple of their costs of capital; this too, we believed to be unsustainable.

As for financials, the rationale behind our underweight was the belief that the extreme leverage in financial institutions during a period of high stock prices was a recipe for disaster, the risk of which was not well priced into the market.

In information technology we continued to find opportunity and therefore have an overweight in the sector. The information technology companies we chose to invest in had sustainable business models where demand for their products or services became integral to their customers, where the cost of switching is high and the value added to the customer is many times the cost of the product or service. The companies held in the Fund have excellent balance sheets in what is now a capital short world. However, the economic downturn has hurt information technology stocks, weakening the Fund’s performance. We continue to maintain our belief in our current positions and have had very little turnover.

Telefonaktiebolaget LM Ericsson (“Ericsson”), the Fund’s largest holding was a detractor to performance. Ericsson is the world’s leading vendor of mobile telecommunications networks. It enjoys leading market shares in both second and third generation networks and is in an excellent position to be a leader in the fourth generation as well. With the internet going mobile worldwide, the capacity required in these networks is growing and will continue to do so regardless of the rate of economic growth since it has become integral to today’s lifestyle. The company has stumbled in the roll-out to next generation wireless networks amidst recessionary pressures, profit warnings and rising research and development spending. However, as the market leader with a market share of about 40%, Ericsson is well positioned to take advantage of this rapid growth. Its margins are also industry leading, with the majority of the competition making low single digit margins at best in their networks business.

Other holdings which hindered performance during the reporting period included American International Group Inc. (“AIG”), Technip SA, Sony Corp., Royal Bank of Scotland Group Plc and Credit Suisse Group AG. Of our larger holdings, notable successes included Wal-Mart Stores Inc., Gilead Sciences Inc. (“Gilead”), Shionogi & Co. Ltd., McDonald’s Corp and Intuit Inc. We exited our positions in AIG and Gilead by reporting period end.

The Fund continues to be diversified across a number of geographies. Currently, one third of the Fund is invested in the U.S., a country that we believe remains the largest and most innovative economy in the world, with stocks priced reasonably. The Fund’s second largest geographic weight was Japan, a country whose economy is expansive. Many Japanese companies are reputable and have long track records of significant innovations. Likewise, the Fund is invested in the UK for the same reasons, it is one of the world’s most open economies and offers extremely high quality companies. Other large markets that the Fund had exposure to at period end were Sweden, Germany, and France. While we tend to find more of these high margin businesses in advanced economies rather than in developing economies, we are expecting to increase the Fund’s position in emerging market companies in the upcoming year as their prices are finally coming into an attractive zone.

JNL/Oppenheimer Global Growth Fund (Class A)

JNL/Oppenheimer Global Growth Fund = $9,983

MSCI World Index = $9,242

Average Annual Total Returns for Class A Shares
1 year	-40.86%
5 year	-0.27%
Since Inception	-0.02%
(Inception date April 30, 2001)

Average Annual Total Returns for Class B Shares
1 year	-40.69%
Since Inception	-1.23%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PAM Asia ex-Japan Fund

Prudential Asset Management (Singapore) Limited

Kannan Venkataramani

Objective: The investment objective of the JNL/PAM Asia ex-Japan Fund is long-term total return.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund outperformed its benchmark by posting a return of -50.09% for Class A shares compared to, -52.23% for the MSCI Asia ex-Japan Index.

Asset allocation enabled the Fund to outperform in an unusually difficult environment. Favorable currency factors and a modest cash position helped cushion Fund losses. The Fund was overweight countries that outperformed, namely China, Taiwan and the Philippines. It was underweight India and Hong Kong, which were laggards. Stock selection in many markets proved detrimental.

The year was tumultuous and the world’s markets ended significantly lower. In the first half, Asian markets contended with uncertainty over the U.S. economy as the result of sub prime mortgage problems, monetary tightening and soaring inflation. The final quarter saw increased volatility in equity markets worldwide because of concerns about the depth of a global recession.

The Asian markets bore the brunt of investor worries following impressive 2007 performances. Although Asia’s financial system, in our opinion, is relatively sound, its markets were caught up in the turmoil as foreign outflows hurt equities and certain currencies. Concerns intensified about an export led slowdown. The MSCI Asia ex-Japan Index fell to a five-year low.

Favorable stock selection in telecommunication services, consumer discretionaries, consumer staples and industrials aided relative Fund performance against the benchmark. Conversely, stock picks in the overweight financial, energy and information technology sectors, together with an underweighting in utilities, undermined performance.

The top two Fund contributors were Hengan International Group Co. Ltd. (“Hengan”), a supplier of household products, and Huabao International Holdings Ltd., which supplies tobacco flavoring. Other defensive stocks which contributed were telecom companies LG Dacom Corp. in Korea and Philippine Long Distance Telephone Co. While most of the financial holdings underperformed, Taiwan’s Chinatrust Financial Holding Co. Ltd. boosted Fundperformance primarily because of the company’s plan to enter mainland China. An underweight in the underperforming industrial sector proved positive. A holding in Korea’s S1 Corp., a security systems provider, added to performance.

Energy stocks suffered the decline in oil prices in the second half. Indonesia’s Energi Mega Persada Tbk PT (along with holding company Bakrie and Brothers Tbk PT) were major detractors from Fund performance following negative developments linked to the financial indebtedness of Bakrie and Brothers. The Fund also suffered from weak property stocks in

Hong Kong and China.

New positions were established in Focus Media Holding Ltd., Ping An Insurance Group Co. of China Ltd., Hengan, Hutchison Whampoa Ltd., Tata Power Co Ltd., PT Bank Rakyat Indonesia and Lotte Shopping Co. Ltd. Switches were made from China Shipping Development Co. Ltd. into China COSCO Holdings Co. Ltd. and from Cheung Kong Holdings Ltd. and Sun Hung Kai Properties Ltd. into Henderson Land Development Co. Ltd. and Wharf Holdings Ltd. Major positions were sold and closed in Korea Electric Power Corp., Rio Tinto Ltd., China Construction Bank Corp. and Cathay Financial Holding Co. Ltd.

The Fund increased its exposure to domestic consumption and investment as the year progressed. Weightings remained high in telecommunications, consumer discretionary and consumer staples. The Fund went further underweight in information technology and reduced its overweight exposure to the cyclical energy sector. The Fund’s largest overweight remains in the financials. The Fund trimmed its underweight exposure to industrials and materials.

The Fund increased its overweights in China, the Philippines and Indonesia, but trimmed Taiwan and Thailand. The Fund reduced its underweights in India and Singapore. Korea is an underweight.

We remain positive about the medium term outlook but expect near term volatility. There is some comfort in the diminishing threat of inflation as oil prices have declined, and the reserves accumulated during the boom years allow governments to stimulate their economies.

At the end of the period, we believed Asia’s equity markets were beginning to look attractive even though we foresaw downgrades in regional economic growth and corporate earnings projections. Economies such as China appear well positioned to deliver strong medium term returns at current valuations.

JNL/PAM Asia ex-Japan Fund (Class A)

JNL/PAM Asia ex-Japan Fund = $4,892

MSCI Asia ex-Japan Index = $4,748

Average Annual Total Returns for Class A Shares
1 year	-50.09%
Since Inception	-48.35%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 year	-49.92%
Since Inception	-48.20%
(Inception date December 3, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Prudential Asset Management (Singapore) Limited is an indirect, wholly-owned subsidiary of Prudential Plc, a publicly traded company incorporated in the United Kingdom. Prudential Plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

JNL/PAM China-India Fund

Prudential Asset Management (Singapore) Limited

DR Rao

Objective: The investment objective of the JNL/PAM China-India Fund is long-term total return.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed one of its benchmarks by posting a return of -57.62% for Class A shares compared to -50.83% for the MSCI China Index. The Fund outperformed its other benchmark, the MSCI India Index which returned -64.64%.

Stock selection in China and Hong Kong restrained the Fund’s relative performance against its benchmark. Stock selection in India, an underweight that fell sharply, benefited the Fund. Supportive currency movements plus a modest cash position cushioned the Fund’s loss.

The year was tumultuous. Early on, China and India contended with high valuations, monetary tightening and soaring inflation. By September, fears of a domestic economic slowdown flared in each economy, given the financial crisis in the U.S. The final quarter saw increased volatility in equity markets worldwide because of concerns about the depth of a global recession. Natural disasters and slowing industrial output took their toll on each market. In India, the November terrorist attacks in Mumbai compounded matters.

China’s significant export exposure to the U.S. was a major concern. But the stock market appeared to have bottomed in November when the government announced a 4 trillion yuan (US$586 billion) spending plan to protect the economy. It also announced the biggest interest rate cut in 11 years. India introduced interest rate cuts and other measures in the final quarter but these did little to lift investor sentiment.

A major contributor to Fund performance in China was an overweight in BYD Co. Ltd. (“BYD”), an auto producer and leading maker of rechargeable batteries. Company shares soared in September when BYD’s foray into electric car manufacturing drew attention from a unit of Warren Buffett’s Berkshire Hathaway, which took a 9.9% stake in BYD. An overweight in Hong Kong listed Huabao International Holdings Ltd. (“Huabao”), a supplier of tobacco flavoring, added to returns.

The financial sector was mixed. An overweight in Bank of China Ltd. was positive given the bank’s strong deposit franchise. But the Fund’s lack of exposure, relative to the MSCI China Index, to China Construction Bank Corp. and China Life Insurance Co. Ltd. proved detrimental to Fund performance. GOME Electrical Appliances Holdings Ltd. (“GOME”), an overweight, was a major detractor from the Fund’s China performance. Trading in this leading appliance retailer was suspended in November on news the then Chairman was being investigated regarding a financial matter unrelated to GOME.

Performance in India benefited from a low exposure to metals, automobile and property companies, which suffered as high interest rates crimped demand. Key contributors to performance were stocks in which the Fund had no exposure relative to the MSCI India Index. These included construction firm Jaiprakash Associates Ltd. and property company Unitech Ltd. The latter’s share price suffered from market conjecture about possible loan defaults. The Fund gained from a zero weighting in telecom company Reliance Communications Ltd., for which the share price remained pressured by concerns about the company’s balance sheet.

In China, new positions were established in China Unicom Hong Kong Ltd., Industrial & Commercial Bank of China and Franshion Properties China Ltd. Major holdings in China Merchants Bank Co., Ltd. and China Railway Group Ltd. were sold. Existing positions were increased in China Petroleum & Chemical Corp., China Mobile Ltd. and Huabao.

In India, major additions included HDFC Bank Ltd., Housing Development Finance Corp., GAIL India Ltd., Reliance Industries Ltd. and ITC Ltd. Stakes in State Bank of India Ltd., Sterlite Industries India Ltd. and iShares MSCI India ETF were sold. Weightings remained high in telecoms, utilities and consumer staples. The Fund is overweight select industrials and information technology; stocks in these sectors have borne more of the brunt of the market downturn. The Fund is underweight the energy, materials, financials and consumer discretionary sectors with the exception of media.

On a country basis, the Fund ended the year underweight China and more so for India. The Fund’s cash holding at the end of the year gives us the flexibility to participate in attractive investment opportunities as they arise.

JNL/PAM China-India Fund (Class A)

JNL/PAM China-India Fund = $4,230

MSCI China Index = $4,693

MSCI India Index = $3,723

MSCI Composite Index* = $4,224

Average Annual Total Returns for Class A Shares
1 year	-57.62%
Since Inception	-54.84%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 year	-57.52%
Since Inception	-54.74%
(Inception date December 3, 2007)

*MSCI Composite Index is comprised of 50% MSCI China Index, 50% MSCI India Index.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Prudential Asset Management (Singapore) Limited is an indirect, wholly-owned subsidiary of Prudential Plc, a publicly traded company incorporated in the United Kingdom. Prudential Plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

JNL/PIMCO Real Return Fund

Pacific Investment Management Company LLC

Mihir Worah

Objective: The investment objective of the JNL/PIMCO Real Return Fund is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -3.73% for Class A shares compared to -2.35% for the Barclays Capital U.S. Treasury Inflation-Protected Securities (“TIPS”) Index.

Main contributors to the Fund’s performance relative to its benchmark in 2008 include TIPS selection, which focused on longer dated maturities; real yields declined on these issues as markets priced in the long-term inflation risks of stimulative government policy. Exposure to short maturities in the U.S. and UK via money market futures also added to performance, as policy initiatives helped move interbank lending rates down toward more typical levels. Strategies that benefit from yield curve steepening in Euroland also contributed. Short-term rates fell more than long-term rates amid economic slowing and expectations of policy rate cuts by the European Central Bank. Exposure to nominal duration verses real duration in the U.K. and Euroland contributed as nominal yields declined while real yields rose in both markets as inflation expectations fell.

Major detractors from the Fund’s performance relative to its benchmark in 2008 included the Fund’s exposure to real duration verses nominal duration in Japan, where the spread between real rates and nominal rates narrowed to historic lows amid hedge fund selling. Positions in long dated pay fixed swap spreads also were detractors, as long dated spreads narrowed dramatically in November. Holdings of agency mortgage pass through securities detracted, as even these high quality bonds were adversely affected by global deleveraging; however, higher coupon yields mitigated this impact. Small exposure to upper tier non agency mortgages and other asset backed securities further detracted from performance because of the negative reaction to the U.S. Treasury’s refocusing of the Troubled Asset Relief Program away from direct mortgage investments. Modest holdings of financial sector credits detracted, as the flight to quality and liquidity of nominal Treasuries caused spreads to widen.

Interest rates continued to fall in the fourth quarter as the global recession deepened. Massive deleveraging originating in the subprime debacle shook the global financial system in 2008 as the global recession deepened, capping the most tumultuous year in financial markets since World War II. It produced a credit contraction that continues to roil markets and economies worldwide.

Treasuries outperformed other fixed income sectors by a wide margin for all of 2008 as investors sought refuge from financial market turmoil. Yields on the shortest maturity Treasuries plunged more than 300 basis points during 2008, while yields on Treasury notes and bonds fell as much as 228 basis points, amid a stampede by investors to liquidity and safety. Risk appetites weakened substantially as the credit crisis reinforced expectations of a prolonged global recession and disinflation. The benchmark 10-year Treasury bond yielded only 2.22% at the end of the year, near a record low and 161 basis points lower than at the beginning of the fourth quarter.

TIPS returns were negative for all of 2008 as real interest rates rose amid the global deleveraging process that weighed on most asset classes. The Barclays Capital U.S. TIPS Index returned -2.35% for the full year. The benchmark 10-year TIPS yielded 2.14% at year-end, 41 basis points higher than at the start of 2008.

During the year, significant changes in the Fund’s weighting included government and agency obligation securities and corporate securities which decreased -15% and -9%, respectively, while the weightings in non U.S. securities and corporate securities increased 13% and 7%, respectively. The Fund reduced exposure to cash equivalents to -31% at December 31, 2008 from -37% at December 31, 2007.

JNL/PIMCO Real Return Fund (Class A)

JNL/PIMCO Real Return Fund = $10,676

Barclays Capital U.S. TIPS Index = $10,900

Average Annual Total Returns for Class A Shares
1 year	-3.73%
Since Inception	3.39%
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 year	-3.57%
Since Inception	3.58%
(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PIMCO Total Return Bond Fund

Pacific Investment Management Company LLC

William H. Gross

Objective: The investment objective of the JNL/PIMCO Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of 0.40% for Class A shares compared to 5.24% for the Barclays Capital Aggregate Bond Index.

Main contributors to the Fund’s performance relative to its benchmark in 2008 included non-U.S. duration. The Fund was positioned on the front end of yield curves in certain developed countries outside the U.S., such as the UK and Australia, where we felt that the market had not fully priced in a slowdown. This paid off as markets began to price in rate cuts by global central banks. The Fund’s curve steepening biases also contributed to performance. In the U.S., the UK, Australia, and the Eurozone, the Fund was positioned for yield curve steepening. The Fund was also underweight to corporate securities. The Fund added to corporate positioning, but stayed underweight. As spreads ballooned, this was a source of outperformance.

Major detractors from the Fund’s performance relative to its benchmark in 2008 included the Fund’s overweight to agency mortgage backed securities. As the financial system reduced leverage, large institutions sold their most liquid assets to raise cash; in many cases, their most liquid assets were agency mortgage backed securities. Spreads on agency mortgages widened to well over 200 basis points over Treasuries. The Fund’s overweight to financials was also a detractor. When Bear Stearns Cos. Inc. (“Bear Stearns”) was taken over by JPMorgan Chase & Co. with government assistance in March, we saw opportunities in banks under the umbrella of the U.S. federal government, banks that we felt were “too intertwined to fail.” Lehman Brothers, one of the financials, unfortunately, stood outside this umbrella. As a result, it was a significant detractor from the Fund’s performance. The Fund’s overweight to other financials hurt performance as well. The Fund’s swap spread curve steepening bias was a further detractor from performance. The swap spread curve inverted in August of last year. Since then, the inversion has grown larger, culminating in September with 2-year swap spreads reaching near 160 basis points and 30-year swap spreads turning negative. The Fund was positioned since late last year for a resteepening of the swap spread curve. In October of this year as LIBOR fell sharply, the Fund began to see the positive effects of this trade where it is long the front end of swap curves and short the back end. In November, 30-year swap spreads dipped sharply negative, falling as low as -60 basis points. This was one of the material detractors to Fund performance. The Fund’s exposure to emerging market (“EM”) currencies was also a detractor. We expected EM currencies to outperform developed currencies given strong reserve balances and monetary policy bodies that were tightening to contain inflation, rather than cutting. In the past six months, EM currencies detracted from performance as effects of the global slowdown have been felt in places like Brazil, Mexico and Southeast Asia.

Over the 12 months ended December 31, 2008, interest rates fell worldwide and yield curves in the U.S., Europe, and the UK steepened as investors fled to the safety of government bonds, especially shorter maturities. To forestall a recession and unfreeze credit markets during the early part of the year, the U.S. Federal Reserve (“Fed”) continued to ease and reduce the Fed funds rate by 200 basis points, or 2%, and took several unconventional steps: it made several hundred billion dollars of liquidity facilities available to the financial system against an expanded range of collateral, opened its discount window to investment banks and arranged the rescue of Bear Stearns.

During the middle part of the fiscal year, the central bank paused to reassess a U.S. economy buffeted by conflicting pressures of weakening economic indicators on one side and the threat of inflation on the other. However, the crisis, which was originally thought to be contained within the housing market, gradually spread to the corporate sector. The month of September featured a succession of shocking events. These included the U.S. Treasury’s bailout of mortgage agencies Federal National Mortgage Corporation (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) and insurer American International Groups Inc., as well as the realignment of the biggest U.S. investment banks via bankruptcy, merger, recapitalization or transformation into bank holding companies.

In early October the U.S. Congress approved the $700 billion Troubled Asset Relief Program proposed by the U.S Treasury and the Fed to help unclog the flow of credit. As economic data continued to show a weakening economy in the midst of a deep recession, forceful action was taken by the Federal Open Market Committee (“FOMC”). In addition to the previously announced government programs and continued Fed fund rate cuts aimed to get the economy growing again, the FOMC stated it would target the Fed funds rate between 0 and 0.25%.

JNL/PIMCO Total Return Bond Fund (Class A)

JNL/PIMCO Total Return Bond Fund = $16,731

Barclays Capital Aggregate Bond Index = $17,296

Average Annual Total Returns for Class A Shares
1 year	0.40%
5 year	3.73%
10 year	5.27%

Average Annual Total Returns for Class B Shares
1 year	0.57%
Since Inception	3.62%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PPM America Funds

PPM America, Inc.

Team Management

JNL/PPM America Core Equity Fund

JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Value Equity Fund

Market Overview: In 2008 equity investors witnessed one of the most brutal equity markets in Wall Street’s history. U.S. stocks lost $10.4 trillion or 54% of their market value from the market record in October 2007 to the bear market low in November 2008, based on the Wilshire 5000 Total Market Index. Stock market volatility was startling and unprecedented in 2008. Stocks soared one day and collapsed the next. Analysts blamed the violent market swings on fast moving hedge funds, the heavy use of borrowed money and fear. The year 2008 was grim for the U.S. economy and the equity market reflected the bearish sentiment of investors. The S&P 500 Index lost 37% for the year to finish the worst calendar year since 1931. The best performing sectors in the S&P 500 Index for 2008 were the defensive areas of consumer staples and healthcare. The worst performing sectors were financials and materials, which were victims of turmoil in the financial markets and plummeting commodity prices.

Significant market uncertainty over subprime mortgage loans and tightening credit pressures, which started during the second half of 2007, continued in 2008. It escalated in September and October as the financial turmoil continued to create a massive disruption in the global financial markets. Unfortunately, several holdings in the Funds, namely Federal Home Mortgage Corporation (“Fannie Mae”), American International Group Inc. (“AIG”), and Washington Mutual Inc. (“WAMU”) in the JNL/PPM America Core Equity Fund and the JNL/PPM?America Value Equity Fund and Fannie Mae and WAMU in the JNL/PPM Mid Cap Value Fund were directly impacted negatively by these unprecedented events. Fannie Mae was taken into conservatorship while the U.S. Federal Reserve took control of AIG and WAMU was seized by the FDIC.

We believe intense fear has been a principal driver in the market’s unrest. We believe the market’s current valuation is very attractive. The Funds are cheap relative to the overall market as demonstrated by several portfolio metrics such as portfolio price to earnings and price to cash flow ratios. We continue to favor stocks within the consumer discretionary and financial sectors. We believe these sectors which have been hardest hit are still very attractive on a long-term basis and offer significant upside potential using our normal 2 to 3 year investment time horizon.

The Funds’ underperformance can be primarily attributed to individual stock selection.

For the JNL/PPM America Core Equity Fund and the JNL/PPM America Value Equity Fund underperformance can be attributed, in particular, to some of the stocks in the financial sector and other economically sensitive areas. Defensive sectors such as consumer staples and healthcare also tended to hurt performance as the two Funds had an underweight in these sectors. Because of the turbulence in the financial markets, investors appeared to flock to these so called “safe havens”. The energy sector helped performance while the overweight in the financial sector hurt performance in these two Funds.

JNL/PPM America Core Equity Fund

Objective: The investment objective of the JNL/PPM America Core Equity Fund is long-term capital growth.

Fund Specific Overview: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -40.50% for Class A shares compared to -37.00% for the S&P 500 Index.

Sherwin-Williams Co. (“Sherwin”), Archer-Daniels-Midland Co. (“ADM”) and Nucor Corp (“Nucor”) helped Fund performance. Sherwin recently announced better than expected third quarter results and analysts are encouraged by the company’s aggressive pricing actions as well as its ongoing self help efforts including expense control, working capital reduction and closure of redundant stores. ADM has benefited from lower corn input costs and cost savings realizations. Nucor benefited from its use of electric furnaces, as opposed to traditional blast furnaces, and also benefited from lower prices for scrap metal which it uses to make steel.

Stocks still held in the Fund that detracted from performance included Citigroup Inc. (“Citigroup”), Newfield Exploration Co. and Abercrombie & Fitch Co. (“Abercrombie”). Citigroup’s stock suffered due to a combination of company specific credit and capital concerns. The government’s Troubled Asset Relief Program (“TARP”) program has strengthened Citigroup with respect to both of those issues. Some additional names that detracted from performance included Fannie Mae, Wachovia Corp., and AIG; all three positions were sold in the period. Additional names sold included Motorola Inc., Transocean Inc., Tyco International Ltd., BorgWarner Inc., Brunswick Corp., Dominion Resources Inc., Ford Motor Co. (“Ford”), General Motors Corp. (“GM”), Liz Claiborne Inc., Sovereign Bancorp Inc., WAMU and Capital One Financial Corp.

New names included technology stocks, Avnet Inc. and Ingram Micro Inc., and industrial stocks, Terex Corp., Spirit Aerosystems Holdings Inc. (“Spirit Aerosystems”), and Textron Inc., as well as Walgreen Co., FedEx Corp., Corning Inc., Goldman Sachs Group Inc., Morgan Stanley, Viacom Inc. and Royal Caribbean Cruise Ltd. (“Royal Caribbean”).

Through stock selection, relative to the S&P 500 Index, we reduced the underweight in the information technology sector, increased the underweight position in the utilities sector and changed the underweight in the industrials sector to an overweight. At year end the Fund was overweight in the financials, consumer discretionary and materials sectors and was underweight in the utilities, healthcare and consumer staples sectors.

JNL/PPM America Mid Cap Value Fund

Objective: The investment objective of the JNL/PPM America Mid Cap Value Fund is long-term growth of capital.

Fund Specific Overview: For the period March 31, 2008, the Fund’s inception, through December 31, 2008, the Fund underperformed its benchmark by posting a return of -43.00% for Class A shares compared to -34.97% for the Russell MidCap Index.

The overweight in the consumer cyclical sector and underweight in the utility sector detracted from Fund performance. The underweight in the consumer services sector helped performance.

Comstock Resources Inc. (“Comstock”), Sherwin and Olin Corp. (“Olin”) helped Fund performance. Comstock’s absolute performance was muted in the second half of 2008, but performance relative to the Russell MidCap Index was solid. For the period, Comstock strongly outperformed the Russell MidCap Index. Sherwin announced better than expected third quarter results and analysts are encouraged by the company’s aggressive pricing actions as well as its ongoing self help efforts including expense control, working capital reduction and closure of redundant stores. Olin is the third largest North American chlor-alkali producer. Global capacity is limited, and the supply and demand balance should remain favorable for Olin over the near term. Olin is trading at an attractive valuation and offers a nice dividend yield.

WAMU, Hercules Offshore Inc. (“Hercules”), American Axle & Manufacturing Holdings Inc. (“American Axle”) and Fannie Mae detracted from the Fund’s performance. Hercules outperformed the benchmark during the first half of 2008 but suffered during the last six months as the company was negatively impacted by Gulf of Mexico hurricane activity and by the significant drop in oil and natural gas prices. WAMU, American Axle and Fannie Mae were sold in the period. Other sales included ADM, GM, Radian Group Inc., Sprint Nextel Corp., and Tupperware Brands Corp.

Purchases included BorgWarner Inc., Hartford Financial Services Group Inc., Textron Inc., NBTY Inc., Spirit Aerosystems and Res-Care Inc.

Through stock selection, relative to the Russell MidCap Index, we significantly increased the industrials overweight while the energy sector went from an underweight to a modest overweight. The financials sector which had a slight overweight ended the period with a significant underweight. At year end, the Fund was overweight, compared to the Russell MidCap Index, in the industrials, materials and consumer discretionary sectors and was underweight in the financials, utilities and information technology sectors.

JNL/PPM America Small Cap Value Fund

Objective: The investment objective of the JNL/PPM America Small Cap Value Fund is long-term growth of capital.

Fund Specific Overview: For the period March 31, 2008, the Fund’s inception, through December 31, 2008, the Fund underperformed its benchmark by posting a return of -36.85% for Class A shares compared to -25.51% for the S&P Small Cap 600 Index.

The overweight in the transport sector and underweight in the healthcare sector helped Fund performance. The overweight in the consumer cyclical sector hurt performance.

Stocks that contributed to the Fund’s performance included energy company, Comstock, and chemical company, Olin. Comstock’s absolute performance was muted in the second half but performance relative to the S&P Small Cap 600 Index was solid. For the period, Comstock strongly outperformed the S&P Small Cap 600 Index. Olin is the third largest North American chlor-alkali producer. Global capacity is limited, and the supply and demand balance should remain favorable for Olin over the near term. Olin is trading at an attractive valuation and offers a nice dividend yield.

Stocks that detracted from the Fund’s performance included American Axle, Hercules and Liz Claiborne Inc. American Axle was sold in the period. Hercules outperformed the benchmark during the first half of 2008 but suffered during the last six months as the company was negatively impacted by Gulf of Mexico hurricane activity and by the significant drop in oil and natural gas prices. Other sales included Borders Group Inc., Brunswick Corp., Champion Enterprises Inc., Edge Petroleum, Radian Group Inc., and Stein Mart Inc.

Purchases included Associated Bancorp, Columbia Sportswear Co., Macy’s Inc., Masco Corp., Skechers U.S.A. Inc. and Royal?Caribbean.

Through stock selection, relative to the S&P Small Cap 600 Index, we decreased the underweight in the information technology sector and increased the already significant underweight in the financials sector. Also, the energy sector went from a modest underweight to a significant overweight. At year end, the Fund was overweight, compared to the S&P Small Cap 600 Index, in the consumer discretionary, and industrials sectors and was underweight in the healthcare, financials and information technology sectors.

JNL/PPM America Value Equity Fund

Objective: The investment objective of the JNL/PPM America Value Equity Fund is long-term growth of capital.

Fund Specific Overview:For the year ended December 31, 2008, the Fund underperformed its benchmarks by posting a return of -47.21% for Class A shares compared to -37.00% for the S&P 500 Index, and -39.22% for the S&P 500/Citigroup Value Index.

Sherwin, Wells Fargo & Co (“Wells Fargo”) and ADM helped Fund performance. Sherwin recently announced better than expected third quarter results and analysts are encouraged by the company’s aggressive pricing actions as well as its ongoing self help efforts including expense control, working capital reduction and closure of redundant stores. Wells Fargo has faired better than its peers in this extremely challenging housing and consumer credit market. The company recently completed its merger with Wachovia Corporation, creating a premier coast to coast community banking presence. ADM has benefited from lower corn input costs and cost savings realizations.

Stocks still held in the Fund that detracted from performance included Citigroup, Newfield Exploration Co. and Abercrombie. Citigroup’s stock suffered due to a combination of company specific credit and capital concerns. The government’s TARP program has strengthened Citigroup with respect to both of those issues. Some additional names that detracted from performance included Fannie Mae, Wachovia Corp., and AIG; all three positions were sold in the period. Additional names sold included BorgWarner Inc., Brunswick Corp., Dominion Resources Inc., Ford, GM, Liz Claiborne Inc., Sovereign Bancorp Inc., and WAMU.

New names included technology stocks, Avnet Inc. and Ingram Micro Inc. and industrial stocks, Terex Corp., Spirit Aerosystems, and Textron Inc. as well as Goldman Sachs Group Inc., Morgan Stanley, Viacom Inc., and Royal Caribbean.

Through stock selection, relative to the S&P 500 Index, we reduced the telecommunication services exposure and significantly increased the underweight in the utilities sector. The industrials sector went from a significant underweight to a modest overweight. At year end, the Fund was overweight compared to the S&P 500 Index in the financials, consumer discretionary and materials sectors and was underweight in the consumer staples, healthcare and information technology sectors.

JNL/PPM America Core Equity Fund (Class A)

JNL/PPM America Core Equity Fund = $5,940

S&P 500 Index = $8,700

Average Annual Total Returns for Class A Shares
1 year	-40.50%
5 year	-5.04%
10 year	-5.07%

Average Annual Total Returns for Class B Shares
1 year	-40.38%
Since Inception	-5.86%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PPM America Funds

PPM America, Inc.

Team Management

JNL/PPM America Mid Cap Value Fund (Class A)

JNL/PPM America Mid Cap Value Fund = $5,700

Russell MidCap Index = $6,503

Total Returns for Class A Shares
Since Inception	-43.00%
(Inception date March 31, 2008)

Total Returns for Class B Shares
Since Inception	-42.94%
(Inception date March 31, 2008)

JNL/PPM America Small Cap Value Fund

JNL/PPM America Small Cap Value Fund = $6,315

S&P Small Cap 600 Index = $7,449

Total Returns for Class A Shares
Since Inception	-36.85%
(Inception date March 31, 2008)

Total Returns for Class B Shares
Since Inception	-36.75%
(Inception date March 31, 2008)

JNL/PPM America Value Equity Fund (Class A)

JNL/PPM America Value Equity Fund = $6,417

S&P 500 Index = $8,700

S&P 500/Citigroup Value Index = $10,143

Average Annual Total Returns for Class A Shares
1 year	-47.21%
5 year	-8.28%
10 year	-4.33%

Average Annual Total Returns for Class B Shares
1 year	-47.07%
Since Inception	-9.21%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PPM America High Yield Bond Fund

PPM America, Inc.

Anthony Balestrieri & Scott B. Richards

Objective: The investment objective of JNL/PPM?America High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmarks by posting a return of -30.75% for Class A shares compared to -26.11% for the Merrill Lynch High Yield Master II Constrained Index.

Much of the shortfall was concentrated in a few names in a limited number of sectors, notably gaming and investment grade financials. Harrah’s Operating Co. Inc. (“Harrah’s”), American International Group Inc. (“AIG”), Washington Mutual Inc. (“Washington Mutual”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corp. (“Freddie Mac”) were the top negative contributors, with much of that generated during the third quarter of the year.

Although the high yield market rebounded sharply in December, total returns for the year set new records for losses, making 2008 easily the worst single year on record. The Merrill Lynch High Yield Master II Constrained Index declined over 26% for the year ended December 31, 2008. The fall season was particularly cruel to high yield investors as the sell off that began in September accelerated in October and persisted through November, generating a total decline during those three months of over -29%.

The relentless negative conditions prevailing in 2008 – slowing economies, declining liquidity and increasing distress across most financial markets – ultimately overwhelmed the high yield market in the second half of the year. Spreads increased from +584 basis points at the beginning of 2008 to +1,810 at year end and were actually well over +2,100 in mid December. Other high yield market metrics also set records in 2008: yields rose from 9.5% to 19.6% during the twelve months ended December 31, 2008 and the average price of a high yield bond dropped from $93.2 to $61.0 during the same period.

The Fund regularly sold holdings of several issuers where fundamental results were declining such as retailers, autos and printers, and increased holdings in several sectors such as cable, utilities and aerospace. The Fund also purchased several AAA-rated commercial mortgage backed securities (“CMBS”) at significant discounts in the third quarter during the turmoil in the mortgage markets. In the fourth quarter, the Fund initiated investments in three closed end funds that invested in bank loans, with aggregate holdings of approximately 2% of Fund assets. Trading volumes were fairly light throughout most of 2008, particularly in the final months of the year as liquidity became more limited and trading costs rose.

The Fund maintained a relatively balanced portfolio throughout the year. The Fund was positioned in a moderately conservative fashion through the first half of 2008 and selectively added risk during the third and fourth quarters as volatile security prices offered attractive opportunities. An underweighted position in BB-rated securities was mostly offset by investment grade rate corporate notes and the AAA-rated CMBS holdings. We purchased several CCC-rated issues in the latter half of 2008 and those weighting are now in line with the benchmark. Large inflows to the Fund in the final trading days of 2008 caused the cash balances to increase temporarily, but we expect to deploy those funds in the near term.

The Fund owns a highly diversified portfolio with over 120 issuers across several dozen industries. At year end 2008, the Fund’s top industry overweights were homebuilders, health services and financials. The largest underweighted industries include wireless telecommunications, chemicals and steel producers.

JNL/PPM America High Yield Bond Fund (Class A)

JNL/PPM America High Yield Bond Fund = $10,929

Merrill Lynch High Yield Master II Constrained Index = $12,349

Average Annual Total Returns for Class A Shares
1 year	-30.75%
5 year	-3.59%
10 year	0.89%

Average Annual Total Returns for Class B Shares
1 year	-30.65%
Since Inception	-3.83%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds

Standard & Poor’s Investment Advisory Services, LLC

Team Management

JNL/S&P Managed Conservative Fund

JNL/S&P Managed Moderate Fund

JNL/S&P Managed Moderate Growth Fund

JNL/S&P Managed Growth Fund

JNL/S&P Managed Aggressive Growth Fund

JNL/S&P Retirement Income Fund

JNL/S&P Retirement 2015 Fund

JNL/S&P Retirement 2020 Fund

JNL/S&P Retirement 2025 Fund

JNL/S&P Disciplined Moderate Fund

JNL/S&P Disciplined Moderate Growth Fund

JNL/S&P Disciplined Growth Fund

JNL/S&P Moderate Retirement Strategy Fund

JNL/S&P Moderate Growth Retirement Strategy Fund

JNL/S&P Growth Retirement Strategy Fund

Investment Objective: The investment objective of the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Disciplined Moderate Growth Fund, the JNL/S&P Moderate Retirement Strategy Fund, the JNL/S&P Moderate Growth Retirement Strategy Fund and the JNL/S&P Growth Retirement Strategy Fund is capital growth and current income. The investment objective of the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Growth Fund and the JNL/S&P Disciplined Moderate Fund is to seek capital growth. Current income is a secondary objective. The investment objective of the JNL/S&P Managed Aggressive Growth Fund and the JNL/S&P Disciplined Growth Fund is capital growth.

The investment objective of the JNL/S&P Retirement Income Fund is high current income and as a secondary objective, capital appreciation. The investment objective of the JNL/S&P Retirement 2015 Fund, the JNL/S&P Retirement 2020 Fund and the JNL/S&P Retirement 2025 Fund is high total return until the respective target retirement date. After each Fund’s target retirement date, each Fund’s objective will be to seek high current income and as a secondary objective, capital appreciation. Once each Fund reaches an allocation that is similar to the JNL/S&P Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund.

Portfolio Manager Commentary: For the year ended December 31, 2008, the JNL/S&P Managed Conservative Fund returned -

13.75%, the JNL/S&P Managed Moderate Fund returned -21.24%, the JNL/S&P Managed Moderate Growth Fund returned -27.50%, the JNL/S&P Managed Growth Fund returned -35.36%, and the JNL/S&P Managed Aggressive Growth Fund returned -39.16%. All five of the JNL/S&P Managed Funds underperformed the Barclays Capital Aggregate Bond Index which returned 5.24%. The JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growh Fund, and JNL/S&P Managed Moderate Growth Fund outperformed the S&P 500 Index which returned -37.00%, while the JNL/S&P Managed Aggressive Growth Fund underperformed the S&P 500 Index.

For the year ended December 31, 2008, the JNL/S&P Retirement Income Fund returned -18.15%, the JNL/S&P Retirement 2015 Fund returned -30.12%, the JNL/S&P Retirement 2020 Fund returned -33.31%, the JNL/S&P Retirement 2025 Fund returned -35.67%. All four of the JNL/S&P Retirement Funds underperformed the Barclays Capital Aggregate Bond Index which returned 5.24%, and outperformed the S&P 500 Index, which returned -37.00%.

For the year ended December 31, 2008, the JNL/S&P Disciplined Moderate Fund returned -26.60%, the JNL/S&P Disciplined Moderate Growth Fund returned -34.76%, and the JNL/S&P Disciplined Growth Fund returned -39.21%. All three of the JNL/S&P Disciplined Funds underperformed the Barclays Capital Aggregate Bond Index, which returned 5.24%. The JNL/S&P Disciplined Moderate Fund and JNL/S&P Disciplined Moderate Growth Fund outperformed the S&P 500 Index, which returned -37.00%, while the JNL/S&P Disciplined Growth Fund underperformed the S&P 500 Index.

For the year ended December 31, 2008 the JNL/S&P Moderate Retirement Strategy Fund returned -17.41%, the JNL/S&P Moderate Growth Retirement Strategy Fund returned -24.73%, and the JNL/S&P Growth Retirement Strategy Fund returned -31.43%. All three of the JNL/S&P Retirement Strategy Funds underperformed the Barclays Capital Aggregate Bond Index, which returned 5.24%. All three JNL/S&P Retirement Strategy Funds outperformed the S&P 500 Index which returned -37.00%.

The year 2008 was grim for capital markets worldwide, especially in the final quarter, when some of the most extreme event risks converged on the markets before a modicum of tranquility resumed in December amid low volume activity through the year end holidays and the new year. Widespread panic and short selling in favor of secure, investment grade sovereign short-term debt securities unleashed a maelstrom of downside volatility in the equity and riskiest segments of the global bond markets throughout October and much of November. However, aggressive credit relaxation instituted by most major central banks, reinforced by official declarations of government intentions to implement powerfully stimulative fiscal programs, helped to allay investor fears temporarily and restore a little stability, particularly to the equity and short-term credit markets, through the end of last year.

JNL/S&P Disciplined Funds and JNL/S&P Retirement Strategy Funds: Refuge demand,

amid a persistent flight to quality in reaction to surging risk aversion, explains the mixed performance of the debt markets last year. The fact that the Japanese, U.S. and Swiss bond markets outperformed all their counterparts attests to the attraction of high quality, sovereign debt issuers among investors.

A reversal of fortune in demand and output undermined propitious trends for commodities earlier in the year, causing energy and industrial metals to sell off sharply. In the aggregate, energy lost 52.4% and industrial metals decreased 49.0% for the year, while agricultural produce slipped 28.9%. Gold ranked among the leading performers, advancing 4.2%, thanks mainly to a diminishing risk appetite among investors.

A moderately overweighted exposure to domestic equities in the Funds remained in effect since May 2008 in anticipation of a sustained rebound in equity markets following the collapse of Bear Stearns Co. Inc. and its subsequent takeover by JPMorgan Chase & Co. arranged by the U.S. Federal Reserve. Every subcategory of U.S. stocks (i.e., small, mid and large capitalizations as well as growth and value) was kept at a modest overweight in conformity with the decision to elevate U.S. equity exposures overall.

International equity holdings, meanwhile, were held to a neutral weight in the Funds despite projections of weakening economic activity worldwide. However, while non U.S. equity holdings had been retained at market weighted levels, emerging market exposures were reduced to an underweight on account of the narrowing of the historical valuation discount of this asset class in relation to their international and domestic equity market counterparts.

By contrast to U.S. equity holdings, debt exposures, in general, were consigned to a slight compensatory underweight in the Funds because their prospects for outperformance were viewed comparatively more unfavorably than those of domestic equities. A market neutral emphasis on short-term fixed income instruments reflected expectations that low debt yields would make domestic equities a more attractive asset class. Despite the transitioning around mid 2008 to an overall underweighting of debt holdings, positions in the inflation protected and mortgage markets were maintained at overweights relative to their benchmarks as a result of a projected rebound in the latter following the subprime crisis and anticipated persistent strength in the former amid growing concerns about inflation stemming from the aggressive relaxation of credit.

JNL/S&P Managed Funds and JNL/S&P Retirement Funds: Reduction in the fixed income component of the Funds was necessitated by the fact that the fixed income allocation was brushing against the upper limit of the allowable investment range stipulated in the prospectus. Thus, to avoid exceeding the upper limit of the range, a reduction in the treasury inflation protection securities (“TIPS”) position (JNL/PIMCO Real Return Fund) was undertaken to seek to ensure that the allocation to fixed income remained well within the permissible range. Sharp declines in equity valuations far in excess of those of their debt counterparts during the past two months (not any inter asset class allocations) accounted for the more elevated exposures to fixed income, necessitating the reallocation.

A reduction in TIPS was implemented to finance an increased exposure of the equivalent amount in the higher quality bond fund (JNL/JPMorgan U.S. Government & Quality Bond Fund). Plunging inflation expectations, reflected in sharply declining breakeven inflation rates, worsened the outlook for returns on TIPS investments, earning them a decreased exposure since the prospects for a rebound in inflation do not seem likely. The opposite is taking place: in the past 9 to 11 months, worries about inflation have given way to concerns about disinflation and even deflation as breakeven inflation rates (the difference between the yields of the active 5-Year Treasury Note and TIPS of the same duration) had drifted into negative (deflation/depression) territory before rebounding marginally into positive territory of late.

A beneficiary of the reduction in the TIPS exposure was the JNL/JPMorgan U.S. Government & Quality Bond Fund because capital flight from highly risky to less risky assets was expected to proceed apace until the quantitative easing, implemented by the U.S. Federal Reserve and other monetary authorities around the world, began to stabilize credit markets and the incoming President Obama administration as well as other governments internationally adopted credible and meaningful fiscal programs in order to avoid deflation and a prolonged economic slump by reinvigorating their domestic economies through massive increases in public spending targeted at sectors of the economy with the estimated highest multiplier impact.

Apart from our preference for relative financial safety in secure sovereign debt instruments, we favored staying as near to cash as possible by directing the remaining proceeds from the reduction of the JNL/PIMCO Real Return Fund to the JNL/Select Money Market Fund. In spite of our wariness of the sizable buildup in holdings of agency related fixed income paper in the money market fund, we became much more comfortable with the its overall composition since the U.S. Treasury Department’s takeover a few months ago of Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corp. (“Freddie Mac”) debt. This action effectively rendered the debt of these two agencies as sovereign obligations of the U.S. government.

The remaining exposure of the JNL/S&P Managed Moderate Growth Fund in the high yield vehicle was vacated in consonance with the liquidations of low quality debt in the other Moderate Funds. Any exposure to speculative fixed income was seen as exceedingly erosive to Fund returns until the record widening of investment and sub investment grade corporate debt spreads to Treasuries began to stabilize and eventually recompress. Thus, the disadvantage of high yield fixed income positions ruled them out entirely for now as a potential avenue for profitable investment for the foreseeable future.

JNL/S&P Managed Conservative Fund (Class A)

JNL/S&P Managed Conservative Fund = $10,615

S&P 500 Index = $8,658

Barclays Capital Aggregate Bond Index = $12,136

Average Annual Total Returns for Class A Shares
1 year	-13.75%
Since Inception	1.42%
(Inception date October 4, 2004)

JNL/S&P Managed Moderate Fund (Class A)

JNL/S&P Managed Moderate Fund = $10,365

S&P 500 Index = $8,658

Barclays Capital Aggregate Bond Index = $12,136

Average Annual Total Returns for Class A Shares
1 year	-21.24%
Since Inception	0.85%
(Inception date October 4, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds

Standard & Poor’s Investment Advisory Services, LLC

Team Management

JNL/S&P Managed Moderate Growth Fund (Class A)

JNL/S&P Managed Moderate Growth Fund = $12,440

S&P 500 Index = $8,700

Barclays Capital Aggregate Bond Index = $17,296

Average Annual Total Returns for Class A Shares
1 year	-27.50%
5 year	0.60%
10 year	2.20%

JNL/S&P Managed Growth Fund (Class A)

JNL/S&P Managed Growth Fund = $11,501

S&P 500 Index = $8,700

Barclays Capital Aggregate Bond Index = $17,296

Average Annual Total Returns for Class A Shares
1 year	-35.36%
5 year	-0.81%
10 year	1.41%

JNL/S&P Managed Aggressive Growth Fund (Class A)

JNL/S&P Managed Aggressive Growth Fund = $10,662

S&P 500 Index = $8,700

Barclays Capital Aggregate Bond Index = $17,296

Average Annual Total Returns for Class A Shares
1 year	-39.16%
5 year	-1.28%
10 year	0.64%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds

Standard & Poor’s Investment Advisory Services, LLC

Team Management

JNL/S&P Retirement Income Fund (Class A)

JNL/S&P Retirement Income Fund = $9,398

S&P 500 Index = $7,485

Barclays Capital Aggregate Bond Index = $11,673

Average Annual Total Returns for Class A Shares
1 year	-18.15%
Since Inception	-2.07%
(Inception date January 17, 2006)

JNL/S&P Retirement 2015 Fund (Class A)

JNL/S&P Retirement 2015 Fund = $8,394

S&P 500 Index = $7,485

Barclays Capital Aggregate Bond Index = $11,673

Average Annual Total Returns for Class A Shares
1 year	-30.12%
Since Inception	-5.74%
(Inception date January 17, 2006)

JNL/S&P Retirement 2020 Fund (Class A)

JNL/S&P Retirement 2020 Fund = $8,126

S&P 500 Index = $7,485

Barclays Capital Aggregate Bond Index = $11,673

Average Annual Total Returns for Class A Shares
1 year	-33.31%
Since Inception	-6.77%
(Inception date January 17, 2006)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds

Standard & Poor’s Investment Advisory Services, LLC

Team Management

JNL/S&P Retirement 2025 Fund (Class A)

JNL/S&P Retirement 2025 Fund = $7,933

S&P 500 Index = $7,485

Barclays Capital Aggregate Bond Index = $11,673

Average Annual Total Returns for Class A Shares
1 year	-35.67%
Since Inception	-7.53%
(Inception date January 17, 2006)

JNL/S&P Disciplined Moderate Fund (Class A)

JNL/S&P Disciplined Moderate Fund = $7,854

S&P 500 Index = $6,580

Barclays Capital Aggregate Bond Index = $11,246

Average Annual Total Returns for Class A Shares
1 year	-26.60%
Since Inception	-11.59%
(Inception January 16, 2007)

JNL/S&P Disciplined Moderate Growth Fund (Class A)

JNL/S&P Disciplined Moderate Growth Fund = $6,961

S&P 500 Index = $6,580

Barclays Capital Aggregate Bond Index = $11,246

Average Annual Total Returns for Class A Shares
1 Year	-34.76%
Since Inception	-16.86%
(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds

Standard & Poor’s Investment Advisory Services, LLC

Team Management

JNL/S&P Disciplined Growth Fund (Class A)

JNL/S&P Disciplined Growth Fund = $6,474

S&P 500 Index = $6,580

Barclays Capital Aggregate Bond Index = $11,246

Average Annual Total Returns for Class A Shares
1 year	-39.21%
Since Inception	-19.88%
(Inception date January 16, 2007)

JNL/S&P Moderate Retirement Strategy Fund (Class A)

JNL/S&P Moderate Retirement Strategy Fund = $8,727

S&P 500 Index = $6,580

Barclays Capital Aggregate Bond Index = $11,246

Average Annual Total Returns for Class A Shares
1 year	-17.41%
Since Inception	-6.71%
(Inception date January 16, 2007)

JNL/S&P Moderate Growth Retirement Strategy Fund (Class A)

JNL/S&P Moderate Growth Retirement Strategy Fund = $8,047

S&P 500 Index = $6,580

Barclays Capital Aggregate Bond Index = $11,246

Average Annual Total Returns for Class A Shares
1 year	-24.73%
Since Inception	-10.48%
(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds

Standard & Poor’s Investment Advisory Services, LLC

Team Management

JNL/S&P Growth Retirement Strategy Fund (Class A)

JNL/S&P Growth Retirement Strategy Fund = $7,387

S&P 500 Index = $6,580

Barclays Capital Aggregate Bond Index = $11,246

Average Annual Total Returns for Class A Shares
1 year	-31.43%
Since Inception	-14.30%
(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds

Standard & Poor’s Investment Advisory Services, LLC

Massimo Santicchia & John W. Krey

JNL/S&P Competitive Advantage Fund

JNL/S&P Dividend & Income Growth Fund

JNL/S&P Intrinisic Value Fund

JNL/ S&P Total Yield Fund

The Funds were rebalanced based on the December 1, 2008 stock selection date.

JNL/S&P Competitive Advantage Fund

Investment Objective: The investment objective of the JNL/S&P Competitive Advantage Fund is capital appreciation.

Fund Specific Overview: For the year ended December 31, 2008, the Fund outperformed its benchmark by posting a return of -29.40% for Class A shares compared to -37.00% for the S&P 500 Index.

Underweight positions in financials and information technology sectors contributed to above benchmark performance. Overweight positions in consumer discretionary and energy detracted from performance. Overall, sector allocation effects were positive in financials, consumer staples and technology sectors, contributing to relative outperformance. Sector allocations were negative in healthcare, telecommunications, utilities and materials sectors. Stock selection effects were positive, relative to benchmark, in industrials, consumer discretionary and materials sectors while they were negative in consumer staples and financials sectors.

As of December 31, 2008, the Fund was overweighted versus the S&P 500 Index in the energy, discretionary, and industrials sectors and underweighted in the healthcare, financials and staples sectors. As of December 31, 2008, 70% of the stocks in the portfolio had a Standard & Poor’s Quality Ranking (“Quality Ranking”) of B+ or better and 43.3% of the stocks had a Quality Ranking of A- or better.

JNL/S&P Dividend & Income Growth Fund

Investment Objective: The investment objective of the JNL/S&P Dividend Income & Growth Fund is primarily capital appreciation with a secondary focus on current income.

Fund Specific Overview: For the year ended December 31, 2008, the Fund outperformed its benchmark by posting a return of -25.93% for Class A shares compared to -37.00% for the S&P 500 Index.

Underweight positions in financials and information technology sectors contributed to above benchmark performance. Overweight positions in consumer discretionary detracted from performance. Overall, sector allocation effects were positive in financials, utilities, telecommunications and technology sectors, contributing to relative outperformance. Sector allocations were negative in materials, healthcare, staples and energy sectors. Stock selection effects were positive, relative to the benchmark in every sector except energy and consumer discretionary sectors.

As of December 31, 2008, the Fund was overweighted versus the S&P 500 Index in the consumer discretionary, utilities, telecommunications and materials sectors, and underweighted in the technology and energy sectors. As of December 31, 2008, all of the stocks in the portfolio had a Quality Ranking of B+ or better and 46.6% of the stocks had a Quality Ranking of A- or better. Also, 90% of the stocks had a Credit Rating of BBB+ or better.

JNL/S&P Intrinsic Value Fund

Investment Objective: The investment objective of the JNL/S&P Intrinsic Value Fund is capital appreciation.

Fund Specific Overview: For the year ended December 31, 2008, the Fund outperformed its benchmark by posting a return of -35.84% for Class A shares compared to -37.00% for the S&P 500 Index.

Underweight positions in the financials sector contributed to above benchmark performance. Underweight positions in the consumer staples and overweight positions in the discretionary sector detracted from performance. Overall, sector allocation effects were positive in financials, telecommunications and discretionary sectors, contributing to relative outperformance. Sector allocations were negative in staples, healthcare, energy and materials sectors. Stock selection effects were positive, relative to the benchmark in technology, discretionary and materials sectors.

As of December 31, 2008, the Fund was overweighted versus the S&P 500 Index in the consumer discretionary and industrials sectors, and underweighted in the staples, financials and energy sectors. As of December 31, 2008, 73% of the stocks in the portfolio had a Quality Ranking of B+ or better and 30% of the stocks had a Quality Ranking of A- or better.

JNL/S&P Total Yield Fund

Fund Specific Overview: For the year ended December 31, 2008, the Fund outperformed its benchmark by posting a return of -35.67% for Class A shares compared to -37.00% for the S&P 500 Index.

Underweight positions in materials, industrials and information technology sectors contributed to above benchmark performance. Underweight positions in healthcare, consumer staples and energy sectors detracted from performance. Overall, sector allocation effects were positive in financials, technology, materials and industrials sectors contributing to relative outperformance. Sector allocations effects were negative in healthcare, energy, staples, telecommunications and utilities sectors. Stock selection effects were significantly positive relative to the benchmark in financials, energy, technology, healthcare and materials sectors while they were negative to the benchmark in consumer staples and discretionary sectors.

As of December 31, 2008, the Fund was significantly overweighted versus the S&P 500 Index in the consumer discretionary sector and underweighted in the energy, staples and technology sectors. As of December 31, 2008, 60% of the stocks in the portfolio had a Quality Ranking of B+ or better and 40.3% of the stocks had a Quality Ranking of A- or better. Also, 27% of the stocks had a market capitalization below $2 billion.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds

Standard & Poor’s Investment Advisory Services, LLC

Massimo Santicchia & John W. Krey

JNL/S&P Competitive Advantage Fund (Class A)

JNL/S&P Competitive Advantage Fund = $7,007

S&P 500 Index = $6,294

Average Annual Total Returns for Class A Shares
1 year	-29.40%
Since Inception	-28.01%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 year	-29.59%
Since Inception	-28.13%
(Inception date December 3, 2007)

JNL/S&P Dividend & Income Growth Fund (Class A)

JNL/S&P Dividend & Income Growth Fund = $7,241

S&P 500 Index = $6,294

Average Annual Total Returns for Class A Shares
1 year	-25.93%
Since Inception	-25.79%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 year	-25.79%
Since Inception	-25.69%
(Inception date December 3, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds

Standard & Poor’s Investment Advisory Services, LLC

Massimo Santicchia & John W. Krey

JNL/S&P Intrinsic Value Fund (Class A)

JNL/S&P Intrinsic Value Fund = $6,364

S&P 500 Index = $6,294

Average Annual Total Returns for Class A Shares
1 year	-35.84%
Since Inception	-34.14%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 year	-35.73%
Since Inception	-33.98%
(Inception date December 3, 2007)

JNL/S&P Total Yield Fund (Class A)

JNL/S&P Total Yield Fund = $6,481

S&P 500 Index = $6,294

Average Annual Total Returns for Class A Shares
1 year	-35.67%
Since Inception	-33.02%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 year	-35.58%
Since Inception	-32.89%
(Inception date December 3, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Select Balanced Fund

Wellington Management Company, LLP

Edward P. Bousa, Christopher L. Gootkind, and John C. Keough

Objective: The investment objective of the JNL/Select Balanced Fund is reasonable income and long-

term capital growth.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund outperformed one of its benchmarks by posting a return of -20.79% for Class A shares compared to -37.00% for the S&P 500 Index. The Fund underperformed its other benchmark, the Barclays Capital Aggregate Bond Index which returned 5.24%.

The Fund performed better than its equity benchmark but underperformed its fixed income benchmark, which benefited significantly from investors’ flight to quality and the strong performance of U.S. Treasuries.

The year ended December 31, 2008 was one of the most volatile in recent history. U.S. stocks declined 37% during the period as measured by the S&P 500 Index. Global equity markets suffered historic declines for the year as the worldwide credit crisis persisted and deteriorating economic data pointed toward a global recession that may be deeper and more protracted than previously expected. Policymakers, previously concerned about inflationary pressures, shifted focus as global growth decelerated and deflationary concerns surfaced. Global rates declined and Treasury yields established historic lows, while all non Treasury sectors underperformed on an excess return basis. In response to increasing concerns about the financial system and the economy, investors sought to shed risk. Overall equity market performance was weak for the period across all market capitalizations and sectors.

The equity portion of the Fund’s positive performance relative to the S&P 500 Index was driven primarily by strong stock selection, which was positive in nine out of ten sectors. Sector allocation in the Fund, a fallout of security selection, also contributed to positive relative returns during the period. Our underweight allocations to the lagging information technology and financials sectors also helped relative returns. Good security selection in the financials, information technology, and energy sectors more than offset weaker selection in the consumer discretionary sector.

The top three contributors to performance, on a relative basis, during the period included ACE Ltd., PG&E Corp., and an underweight position in Citigroup Inc. Shares of ACE Ltd., property & casualty insurance and reinsurance provider, benefited from troubles at rival American International Group Inc. and a solid earnings report due to favorable pricing. An overweight to California based electric utility giant, PG& E Corp., which demonstrated its defensiveness in the weak market, led to strong outperformance. Limited exposure to Citigroup Inc., which like many other financial institutions struggled in a tough economic environment, helped relative results.

The largest detractors, on a relative basis, included Hartford Financial Services Group Inc. (“Hartford”) (financials), Royal Caribbean Cruise Ltd (“Royal Caribbean”) (consumer discretionary), and Johnson & Johnson (healthcare). Life and property insurance company Hartford’s stock price fell sharply with weak third quarter performance and heightened concerns about capital adequacy. Shares of Royal Caribbean, a large cruise operator fell as the company started to see a significant decline in new bookings. Johnson & Johnson, a medical device, consumer product, and pharmaceutical company, performed relatively well during the period due to its diversified business model. The Fund did not hold shares in the company, which hurt relative performance.

With the equity market down significantly, the fixed income portion of the Fund served to buffer the Fund’s equity exposure. However, the Fund’s fixed income holdings underperformed the Barclays Aggregate benchmark for the year. The Fund's exposure to mortgage backed securities (“MBS”), in particular exposure to non agency MBS, and commercial mortgage backed securities (“CMBS”) detracted from relative results. We owned these securities due to their strong levels of credit enhancement and attractive valuations. We also believed that the sector would benefit from policy actions supportive of the mortgage market. In the fourth quarter, a shift in focus of the Troubled Assets Relief Program away from the purchase of illiquid mortgage assets and continued declines in the housing market led to significant underperformance of both sectors. The Fund benefited from its overall underweight to corporate securities, however, an overweight to insurance companies and REITS detracted from results.

It is the policy of the Fund to maintain a 60 to 70% allocation to equities. As a result, the Fund will be well positioned when equity markets recover. We continue to search diligently for attractively valued companies with strong operating characteristics. Our discipline is focused on identifying industries where the outlook for supply/demand balance will be favorable. As of the end of the period, the Fund was overweight the energy, utilities, and telecommunication services sectors, and underweight the technology and consumer sectors.

In fixed income markets, we expect volatility to remain high and market liquidity to remain constrained, with any lasting recovery in non Treasury debt likely to be concentrated in high quality assets, especially those supported directly or indirectly by the government. The fixed income portion of the Fund is currently positioned with a neutral duration posture, overweights to the MBS and CMBS sectors, and neutral exposure to the credit sector. Within credit, we continue to like defensive sectors such as utilities, telecommunication, and cable companies, and believe government policies will continue to support the large “national champion” banks. With Treasury yields at historic lows, valuations are not attractive and consequently the Fund has an underweight position to treasuries.

JNL/Select Balanced Fund (Class A)

JNL/Select Balanced Fund = $16,107

S&P 500 Index = $8,700

Barclays Capital Aggregate Bond Index = $17,296

Average Annual Total Returns for Class A Shares
1 year	-20.79%
5 year	2.47%
10 year	4.87%

Average Annual Total Returns for Class B Shares
1 year	-20.62%
Since Inception	1.89%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Select Value Fund

Wellington Management Company, LLP

Karen H. Grimes and Ian R. Link

Objective: The investment objective of the JNL/Select Value Fund is long-term growth of capital.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund outperformed its benchmark by posting a return of -33.35% for Class A shares compared to -36.85% for the Russell 1000 Value Index.

Liquidity constraints dominated the economic landscape over the last year, leading the U.S. Federal Government to undertake its largest role in the markets since the Great Depression. Failures and forced mergers crippled financial services companies while insurers faced new questions about the health of their business. Investors looked to shed risk at every possible opportunity, providing a headwind for equities broadly.

All ten broad economic sectors of the Fund’s Russell 1000 Value Index benchmark declined sharply during the year. Financials (-52%), information technology (-49%), and materials (-48%) performed the worst; the relative winners in this environment were less economically sensitive areas like consumer staples (-17%), healthcare (-20%), and utilities (-24%). Small cap, mid cap and large cap stocks all declined during the period, as measured by the Russell 2000 Index, which returned -34%, the S&P MidCap 400 Index, which returned -36%, and the S&P 500 Index, which returned -37%, respectively. Value and growth stocks performed equally poorly: the Russell 1000 Value Index’s -37% return was only marginally better than the Russell 1000 Growth Index’s -38% loss.

The primary driver of the Fund’s outperformance relative to the benchmark was strong stock selection, particularly within financials, information technology and consumer discretionary. Allocation among sectors, a fall out of the Fund’s bottom up stock selection process, was positive during the year due to an overweight position in consumer staples and underweight positions in consumer discretionary and financials.

Among the top contributors to benchmark relative returns was our position in ACE Ltd. Property/casualty insurance and reinsurance provider ACE Ltd. benefited from troubles at rival American International Group Inc. (“AIG”) and a solid earnings report due to favorable pricing, pushing its shares higher. Relative performance benefited from our sale early in the year of AIG and from our underweight position in Citigroup Inc. AIG shares declined as liquidity constraints and credit rating downgrades forced the U.S. Federal Reserve to undertake the largest bailout of a private company in the country's history. Citigroup Inc. saw its shares fall as investors questioned the firm’s balance sheet exposures and ability to weather the credit crisis.

Top detractors from relative performance during the year included our holdings in Delta Air Lines Inc. and Wells Fargo Inc., and lack of holdings in Johnson & Johnson and Procter & Gamble Co. Following our purchase of the stock early in the year, Delta Air Lines Inc.’s shares underperformed due to a dramatic rise in jet fuel prices and a further weakening U.S. economy. We eliminated the position prior to a rebound in the share price. Our underweight position in Wells Fargo Inc. during the year hurt us as investors favored the stock relative to other financials sector companies given its AAA-credit rating. We avoided Johnson & Johnson and Procter & Gamble Co. in favor of companies that we believed have better fundamentals. However, these stocks performed better than most during the year, which negatively impacted our benchmark relative returns.

JNL/Select Value Fund (Class A)

JNL/Select Value Fund = $15,969

Russell 1000 Value Index = $13,644

Average Annual Total Returns for Class A Shares
1 year	-33.35%
5 year	1.53%
Since Inception	7.75%
(Inception date September 30, 2002)

Average Annual Total Returns for Class B Shares
1 year	-33.19%
Since Inception	0.72%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/T. Rowe Price Established Growth Fund

T. Rowe Price Associates, Inc.

Investment Advisory Committee

Objective: The investment objective of the JNL/T. Rowe Price Established Growth Fund is long-term growth of capital and increasing dividend income.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmarks by posting a return of -42.85% for Class A shares compared to -37.00% for the S&P 500 Index, and -36.85% for the Russell 1000 Growth Index.

The portfolio underperformed the S&P 500 Index as stock selection detracted from relative performance, offsetting a contribution made by sector allocations.

U.S. stocks plunged deep into bear market territory in 2008, as the economy went into its first recession since 2001. The year was marked by extreme volatility, heightened risk aversion, and intense pressures on financial companies stemming from severe mortgage losses and a credit crunch. The U.S. Federal Reserve, U.S. Treasury Department, and other elements of the U.S. federal government attempted to lessen the damage to the economy and the financial markets by taking extraordinary actions. These included slashing short-term interest rates to all time lows, creating unusual credit facilities to encourage lending, and committing hundreds of billions of dollars to several major financial institutions to prevent them from collapsing as Lehman Brothers did in mid September. Small cap shares held up slightly better than their larger peers. As measured by various Russell indexes, growth stocks performed worse than value stocks across all market capitalizations. In the large cap universe, as measured by the S&P 500 Index, all major sectors fell sharply, but financials fared worst. Shares of materials, industrials, business services and information technology companies, many of which depend on a healthy economy, also registered deep losses. Consumer staples and healthcare stocks held up best, as these sectors often outperform in economic downturns because the need for food, medicine and other essentials is not cyclical.

Stock selection in the consumer discretionary sector impaired relative results, notably in hotels, restaurants, and leisure. Stock selection also impaired relative results in energy. An underweight position and stock selection in consumer staples, notably in food and staples retailing, detracted from relative performance. Stock selection detracted from relative performance in the telecommunication services sector. In healthcare, detrimental stock selection, notably in pharmaceuticals, offset a contribution made by the sector's overweight allocation. The financials sector contributed to relative performance due to a beneficial underweight position; capital markets holdings benefited relative results but stock selection in the sector was negative.

Significant contributors to Fund performance included Visa Inc., Genentech Inc., Gilead Sciences Inc. and Fastenal Co. Significant detractors included Google Inc., Apple Inc., Schlumberger Ltd. and Microsoft Corp.

Significant purchases during the year included Amazon.com Inc., Apple Inc., Medco Health Solutions Inc., Google Inc., and Smith International Inc., which is a new holding. Significant sales included General Electric Co., Total SA, and America Movil SA de CV. Additionally, positions in CVS Caremark Corp. and State Street Corp. were fully liquidated during the year.

In a comparison of sector weightings at December 31, 2007, overweight and underweight allocations were relatively consistent in the current year. Exposure to utilities which was minimal at the end of 2007 changed to no exposure at the end of 2008. The underweight to financials, industrials and business services increased as did the overweight to healthcare and information technology.

The Fund is significantly underweight financials. We remain cautious about capital markets and asset managers but we have been selectively buying on weakness as we feel some companies offer attractive valuations. The Fund is slightly overweight in consumer discretionary. We believe strong growth opportunities in the sector are limited to a few industries. The Fund is underweight in energy. The drop in energy prices from earlier in the year caused industry concentrations to become more equal between oil, gas, and consumable fuels and energy equipment and services. In consumer staples, the Fund is slightly underweight. Despite recent strong performance, we believe the sector does not offer attractive opportunities to grow earnings at double digit rates for the long-term investment horizon.

JNL/T.Rowe Price Established Growth Fund (Class A)

JNL/T.Rowe Price Established Growth Fund = $9,095

S&P 500 Index = $8,700

Russell 1000 Growth Index = $6,465

Average Annual Total Returns for Class A Shares
1 year	-42.85%
5 year	-3.55%
10 year	-0.94%

Average Annual Total Returns for Class B Shares
1 year	-42.75%
Since Inception	-4.28%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/T. Rowe Price Mid-Cap Growth Fund

T. Rowe Price Associates, Inc.

Investment Advisory Committee

Objective: The investment objective of the JNL/T. Rowe Price Mid-Cap Growth Fund is long-term growth of capital.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed one of its benchmarks by posting a return of -40.68% for Class A shares compared to -36.23% for the S&P MidCap 400 Index. The Fund outperformed its other benchmark, the Russell MidCap Growth Index which returned -44.32%.

The Fund outpaced the Russell MidCap Growth Index due to strong stock selection. Due to a second half defensive shift against the weakening economy, value stocks outperformed growth for the year in the mid cap space.

U.S. stocks plunged deep into bear market territory in 2008, as the economy went into its first recession since 2001. The year was marked by extreme volatility, heightened risk aversion, and intense pressures on financial companies stemming from severe mortgage losses and a credit crunch. The U.S. Federal Reserve, U.S. Treasury Department, and other elements of the U.S. federal government attempted to lessen the damage to the economy and the financial markets by taking extraordinary actions. These included slashing short-term interest rates to all time lows, creating unusual credit facilities to encourage lending, and committing hundreds of billions of dollars to several major financial institutions to prevent them from collapsing as Lehman Brothers did in mid September. Small cap shares held up slightly better than their larger peers. As measured by various Russell indexes, growth stocks performed worse than value stocks across all market capitalizations. In the large cap universe, as measured by the S&P 500 Index, all major sectors fell sharply, but financials fared worst. Shares of materials, industrials, business services and information technology companies, many of which depend on a healthy economy, also registered deep losses. Consumer staples and healthcare stocks held up best, as these sectors often outperform in economic downturns because the need for food, medicine and other essentials is not cyclical.

Stock selection in the industrials and business services sector was the primary contributor to outperformance, while stock selection in the information technology sector and an overweight to the healthcare sector were also beneficial. An overweight and weak stock selection in the energy sector was the primary detractor from relative performance.

In industrial and business services, declining fuel costs benefited non asset based transportation and logistics service provider Landstar Systems Inc. and the transportation segment as a whole. Within semiconductors, automated fingerprint identification system provider Cogent Inc. weathered a period of decreased technology spending quite well. The company reiterated revenue guidance while many technology companies were lowering expectations. After announcing that it would spin off its drug development business from its diagnostics business, shares of Myriad Genetics Inc. appreciated. Firms engaged in the production of coal, including Peabody Energy Corp. and Massey Energy Co., were especially hard hit over the year.

We remain committed to finding, buying, and holding attractively valued, high quality mid cap growth companies with good business models, strong management teams, and favorable long-term prospects. Top purchases during the period included Wynn Resorts Ltd. and Intercontinental Exchange Inc. Top sales included Edwards Lifesciences Corp. and International Game Technology.

Sector weightings are a result of our stock selection process. Information technology remained our largest overweight position throughout the period. We have a favorable view of the innovations happening in the sector. Valuations are attractive, and many technology companies have strong management teams and solid balance sheets.

As our longer term investors know, we do not make investment decisions predicated on economic forecasts, nor do we attempt to time the markets. We are comfortable with the current composition of the Fund and we believe the current risk averse environment is one in which our investment strategy will do well relative to others.

JNL/T.Rowe Price Mid-Cap Growth Fund (Class A)

JNL/T.Rowe Mid-Cap Growth Fund = $14,165

S&P MidCap 400 Index = $15,469

Russell Midcap Growth Index = $9,815

Average Annual Total Returns for Class A Shares
1 year	-40.68%
5 year	0.00%
10 year	3.54%

Average Annual Total Returns for Class B Shares
1 year	-40.56%
Since Inception	-0.86%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/T. Rowe Price Value Fund

T. Rowe Price Associates, Inc.

Investment Advisory Committee

Objective: The investment objective of the JNL/T. Rowe Price Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

Portfolio Manager Commentary: For the year ended December 31, 2008, the Fund underperformed its benchmark by posting a return of -40.47% for Class A shares compared to -36.85% for the Russell 1000® Value Index.

The energy sector was the largest detractor from relative performance driven by stock selection. The telecommunication services sector was another detractor from relative performance due primarily to stock selection. The information technology sector also detracted from relative results, due mostly to overweight positions in communications equipment and computers and peripherals. In the materials sector, stock selection hurt relative results as did an underweight position to the utilities sector. Stock selection in the industrials and business services sector was the leading contributor to relative results, particularly among industrial conglomerates, commercial services and supplies, and machinery names. An underweight to the struggling financials sector also contributed to relative results.

U.S. stocks plunged deep into bear market territory in 2008, as the economy went into its first recession since 2001. The year was marked by extreme volatility, heightened risk aversion, and intense pressures on financial companies stemming from severe mortgage losses and a credit crunch. The U.S. Federal Reserve, U.S. Treasury Department, and other elements of the U.S. federal government attempted to lessen the damage to the economy and the financial markets by taking extraordinary actions. These included slashing short-term interest rates to all time lows, creating unusual credit facilities to encourage lending, and committing hundreds of billions of dollars to several major financial institutions to prevent them from collapsing as Lehman Brothers did in mid September. Small cap shares held up slightly better than their larger peers. As measured by various Russell indexes, growth stocks performed worse than value stocks across all market capitalizations. In the large cap universe, as measured by the S&P 500 Index, all major sectors fell sharply, but financials fared worst. Shares of materials, industrials, business services and information technology companies, many of which depend on a healthy economy, also registered deep losses. Consumer staples and healthcare stocks held up best, as these sectors often outperform in economic downturns because the need for food, medicine, and other essentials is not cyclical.

In the negative market environment of 2008, no sector contributed to absolute performance although the defensive consumer staples sector held up the best led by Wal-Mart Stores Inc. The financials sector was by far the largest detractor on an absolute basis for the Fund led by capital markets, insurance and diversified financial services. The consumer discretionary sector and the information technology sector also detracted. Significant contributors to Fund performance included Anheuser-Busch Cos. Inc., Wal-Mart Stores Inc., Amgen Inc., H&R Block Inc., and Honeywell International Inc. Significant detractors from Fund performance included General Electric Co., Sprint Nextel Corp., Citigroup Inc., International Game Technology, and Bank of America Corp.

Significant purchases during the year include Sunoco Inc., a new purchase, Bank of America Corp., and Ameriprise Financial Inc. Significant holdings the Fund sold out during the year include Anheuser-Busch Cos. Inc., Genworth Financial Inc., Lincoln National Corp. and General Mills Inc.

The largest weighting increase in the Fund during 2008 was in the healthcare sector. The Fund was a net purchaser adding to healthcare providers and services and pharmaceuticals, a sector that held up better than many other sectors for the year. Likewise, utilities was a better performing sector for the year, and the Fund was a net purchaser adding to select electric utilities as many became more attractive on a relative basis. The largest decrease in weighting was in the financials sector although the Fund steadily added to the sector throughout the period. While financials was the largest area from a net purchase perspective, it was the worst performing sector in the Russell 1000 Value Index for the year posting over a 50% loss. The weight in consumer staples, the sector that held up the best over the year, decreased as the Fund was a net seller. Proceeds from sales were invested in others areas with more attractive relative valuations.

We have attempted to manage through this period of turmoil and heightened uncertainty by adhering to the investment philosophy and process that has made us successful over the long-term. Our investment approach often leads us to invest in companies where short-term sentiment is very negative. We believe that this approach remains valid and that the market will ultimately reward those willing to make investments in fundamentally sound companies during times of uncertainty and stress. We will continue to be risk aware and to try to balance that risk awareness against the need to “Play Offense” when attractive investment opportunities present themselves. Periods of severe market volatility and dislocation have historically proven to be good times to invest in quality companies. We remain firm in our belief that this time will be no different.

JNL/T.Rowe Price Value Fund (Class A)

JNL/T.Rowe Price Value Fund = $10,794

Russell 1000 Value Index = $10,736

Average Annual Total Returns for Class A Shares
1 year	-40.47%
5 year	-2.51%
Since Inception	0.88%
(Inception date May 1, 2000)

Average Annual Total Returns for Class B Shares
1 year	-40.39%
Since Inception	-3.38%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Series Trust
Schedule of Investments (in thousands)
For the Year Ended December 31, 2008

	Shares/Par/Contracts (q)	Value
JNL/AIM International Growth Fund

COMMON STOCKS - 80.5%
CONSUMER DISCRETIONARY - 11.1%
Compass Group Plc	801	$ 3,994
Denso Corp. (e)	84	1,415
Desarrolladora Homex SAB de CV - ADR (c) (e)	68	1,555
Esprit Holdings Ltd. (e)	443	2,523
Grupo Televisa SA - ADR	196	2,934
Informa Plc	426	1,508
Li & Fung Ltd. (e)	916	1,583
OPAP SA	56	1,624
Puma AG Rudolf Dassler Sport (e)	15	2,990
Reed Elsevier Plc	340	2,493
Toyota Motor Corp.	106	3,504
Urbi Desarrollos Urbanos SAB DE CV (c)	480	655
WPP Plc (e)	360	2,092
		28,870
CONSUMER STAPLES - 12.6%
Anheuser-Busch InBev NV	213	4,951
British American Tobacco Plc	41	1,074
Heineken Holding NV	91	2,602
Imperial Tobacco Group Plc	279	7,463
Nestle SA	197	7,809
Reckitt Benckiser Group PLC	113	4,245
Tesco Plc	881	4,586
		32,730
ENERGY - 6.2%
Canadian Natural Resources Ltd.	46	1,805
ENI SpA	194	4,673
Petroleo Brasileiro SA - ADR	82	1,676
Petroleum Geo-Services ASA (c) (e)	173	708
Suncor Energy Inc.	107	2,050
Total SA (e)	92	5,040
		15,952
FINANCIALS - 6.4%
Akbank T.A.S.	417	1,315
Aviva Plc	202	1,147
AXA SA (e)	141	3,155
Banco Santander SA (e)	181	1,753
BNP Paribas (e)	63	2,705
Deutsche Boerse AG	18	1,336
QBE Insurance Group Ltd.	65	1,171
Reinet Investments SCA (c) (e)	9	90
United Overseas Bank Ltd.	435	3,931
		16,603
HEALTH CARE - 12.4%
Bayer AG	89	5,192
Cochlear Ltd.	80	3,080
Merck KGaA	44	3,976
Novo-Nordisk A/S - Class B	83	4,297
Shire Ltd. (e)	314	4,620

Sonova Holding AG	56	3,393
Teva Pharmaceutical Industries Ltd. - ADR (e)	177	7,518
		32,076
INDUSTRIALS - 9.0%
Bharat Heavy Electricals Ltd.	71	1,991
Canadian National Railway Co.	52	1,874
Capita Group Plc	221	2,365
Fanuc Ltd.	54	3,856
Finmeccanica SpA	260	4,025
Hutchison Whampoa Ltd.	672	3,392
Keppel Corp. Ltd. (e)	538	1,633
Singapore Technologies Engineering Ltd.	972	1,610
TNT NV	131	2,549
		23,295
INFORMATION TECHNOLOGY - 9.8%
Cap Gemini SA	49	1,896
HON HAI Precision Industry Co. Ltd.	686	1,353
Hoya Corp. (e)	143	2,494
Infosys Technologies Ltd. - ADR (e)	178	4,369
Keyence Corp. (e)	20	4,192
Nidec Corp. (e)	84	3,285
Nintendo Co. Ltd.	6	2,331
Nokia Oyj	163	2,551
Taiwan Semiconductor Manufacturing Co. Ltd.	2,102	2,869
		25,340
MATERIALS - 4.0%
BHP Billiton Ltd. (e)	188	3,995
CRH Plc	87	2,203
Syngenta AG	22	4,326
		10,524
TELECOMMUNICATION SERVICES - 8.0%
America Movil SAB de CV - ADR	144	4,467
Philippine Long Distance Telephone Co.	59	2,699
Telefonica SA	296	6,691
Telekomunikasi Indonesia Tbk PT	2,954	1,888
Vodafone Group Plc	2,399	4,913
		20,658
UTILITIES - 1.0%
International Power Plc (e)	765	2,666

Total Common Stocks (cost $322,931)		208,714

PREFERRED STOCKS - 5.9%
CONSUMER DISCRETIONARY - 1.3%
Porsche Automobil Holding SE	43	3,382

CONSUMER STAPLES - 1.0%
Henkel AG & Co. KGaA (e)	83	2,600

HEALTH CARE - 3.6%
Roche Holding AG	60	9,316

Total Preferred Stocks (cost $22,751)		15,298

SHORT TERM INVESTMENTS - 25.2%
Mutual Funds - 9.1%
JNL Money Market Fund, 1.07% (a) (h)	23,585	23,585

Securities Lending Collateral - 16.1%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	43,094	41,737
Mellon GSL Reinvestment Trust II (d) (f) (u)	1,173	-
		41,737

Total Short Term Investments (cost $67,852)		65,322

Total Investments - 111.6% (cost $413,534)		289,334
Other Assets and Liabilities, Net - (11.6%)		-30,019
Total Net Assets - 100%		$ 259,315

JNL/AIM Large Cap Growth Fund

COMMON STOCKS - 93.9%
CONSUMER DISCRETIONARY - 6.7%
Apollo Group Inc. - Class A (c) (e)	71	$ 35,468
AutoZone Inc. (c) (e)	52	7,253
McDonald’s Corp.	106	6,586
Nike Inc. - Class B (e)	84	4,302
		23,609
CONSUMER STAPLES - 7.9%
Diageo Plc	447	6,282
PepsiCo Inc.	89	4,864
Procter & Gamble Co.	86	5,329
Wal-Mart Stores Inc.	202	11,347
		27,822
ENERGY - 6.2%
ENSCO International Inc. (e)	102	2,900
Exxon Mobil Corp.	61	4,896
Marathon Oil Corp.	111	3,029
National Oilwell Varco Inc. (c)	104	2,533
Occidental Petroleum Corp.	142	8,531
		21,889
FINANCIALS - 6.0%
AON Corp.	152	6,945
Chubb Corp.	151	7,693
Unibanco - Uniao de Bancos Brasileiros SA - ADR (e)	30	1,923
Unum Group	238	4,432
		20,993
HEALTH CARE - 18.8%
Amgen Inc. (c) (e)	259	14,938
Baxter International Inc.	214	11,451
CR Bard Inc.	68	5,764
Express Scripts Inc. (c)	63	3,467
Genentech Inc. (c)	59	4,871
Gilead Sciences Inc. (c) (e)	190	9,711

Johnson & Johnson	201	12,019
St. Jude Medical Inc. (c)	113	3,731
		65,952
INDUSTRIALS - 16.8%
ABB Ltd. (c)	290	4,427
Burlington Northern Santa Fe Corp. (e)	53	3,990
Fluor Corp.	131	5,899
General Dynamics Corp.	69	3,989
Joy Global Inc. (e)	68	1,558
Lockheed Martin Corp.	197	16,593
Norfolk Southern Corp.	81	3,820
Raytheon Co.	165	8,434
Union Pacific Corp.	71	3,394
United Technologies Corp.	62	3,340
Waste Management Inc. (e)	101	3,354
		58,798
INFORMATION TECHNOLOGY - 28.8%
Accenture Ltd.	420	13,777
Adobe Systems Inc. (c)	253	5,376
Apple Inc. (c)	71	6,089
BMC Software Inc. (c)	202	5,435
Cisco Systems Inc. (c)	309	5,036
Google Inc. - Class A (c)	11	3,469
Hewlett-Packard Co.	492	17,866
Intel Corp.	180	2,636
International Business Machines Corp.	74	6,186
Intuit Inc. (c)	160	3,799
MasterCard Inc. (e)	19	2,716
Microsoft Corp.	493	9,590
Oracle Corp. (c)	471	8,354
Symantec Corp. (c) (e)	522	7,064
Xilinx Inc. (e)	213	3,797
		101,190
MATERIALS - 2.0%
Rio Tinto Plc - ADR (e)	12	1,063
Syngenta AG	31	6,016
		7,079
TELECOMMUNICATION SERVICES - 0.7%
America Movil SAB de CV - ADR	76	2,347

Total Common Stocks (cost $400,189)		329,679

SHORT TERM INVESTMENTS - 10.3%
Mutual Funds - 6.3%
JNL Money Market Fund, 1.07% (a) (h)	22,106	22,106

Securities Lending Collateral - 4.0%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	14,513	14,056
Mellon GSL Reinvestment Trust II (d) (f) (u)	510	-
		14,056

Total Short Term Investments (cost $37,129)		36,162

Total Investments - 104.2% (cost $437,318)		365,841
Other Assets and Liabilities, Net - (4.2%)		-14,611
Total Net Assets - 100%		$ 351,230

JNL/AIM Real Estate Fund

COMMON STOCKS - 90.0%
FINANCIALS - 24.9%
AEON Mall Co. Ltd. (e)	33	$ 636
CapitaLand Ltd.	568	1,239
China Resources Land Ltd. (e)	1,158	1,433
Citycon Oyj	159	380
Conwert Immobilien Invest SE (c) (e)	47	213
Deutsche EuroShop AG	12	418
Hang Lung Properties Ltd. (e)	1,422	3,122
Henderson Land Development Co. Ltd.	361	1,350
Hongkong Land Holdings Ltd. (e)	390	973
Hufvudstaden AB	111	796
Hysan Development Co. Ltd.	388	631
Kerry Properties Ltd.	204	547
Mitsubishi Estate Co. Ltd.	452	7,467
Mitsui Fudosan Co. Ltd.	384	6,402
NTT Urban Development Corp. (e)	1	939
PSP Swiss Property AG (c)	19	952
Sino Land Co. (e)	526	551
Sumitomo Realty & Development Co. Ltd.	121	1,819
Sun Hung Kai Properties Ltd.	762	6,412
		36,280
INDUSTRIALS - 1.7%
China Overseas Land & Investment Ltd. (e)	1,813	2,545

REAL ESTATE INVESTMENT TRUSTS – 63.4%
Apartments-REITS - 6.5%
AvalonBay Communities Inc. (e)	24	1,436
BRE Properties Inc. - Class A (e)	27	768
Camden Property Trust	55	1,725
Equity Residential	105	3,120
Essex Property Trust Inc. (e)	17	1,332
Home Properties Inc. (e)	9	345
Mid-America Apartment Communities Inc. (e)	20	754
		9,480
Diversified-REITS - 20.1%
Ascendas Real Estate Investment Trust	580	558
British Land Co. Plc	195	1,565
Canadian Real Estate Investment Trust	32	587
Cominar Real Estate Investment Trust	26	341
Corio NV	32	1,491
Derwent London PLC	64	668
Digital Realty Trust Inc. (e)	56	1,837
Eurocommercial Properties NV	21	710
Gecina SA (e)	6	443

Goodman Property Trust	648	360
Hammerson Plc	113	873
Land Securities Group Plc	217	2,914
Liberty International Plc	54	373
Liberty Property Trust (e)	48	1,103
Mercialys SA	13	411
PS Business Parks Inc.	9	380
Segro Plc	314	1,120
Shaftesbury Plc	132	697
Unibail-Rodamco (e)	45	6,753
Vornado Realty Trust	49	2,939
Washington Real Estate Investment Trust (e)	58	1,629
Wereldhave NV	17	1,531
		29,283
Health Care-REITS - 8.1%
HCP Inc.	82	2,263
Health Care REIT Inc. (e)	53	2,253
Nationwide Health Properties Inc. (e)	86	2,458
Omega Healthcare Investors Inc.	29	466
Senior Housing Properties Trust	94	1,684
Ventas Inc.	78	2,606
		11,730
Hotels-REITS - 1.5%
Host Hotels & Resorts Inc. (e)	283	2,140

Office Property-REITS - 9.9%
Alexandria Real Estate Equities Inc. (e)	17	1,047
Boston Properties Inc. (e)	55	3,050
Cofinimmo SA	3	382
Douglas Emmett Inc.	31	397
Japan Prime Realty Investment Corp. (e)	-	220
Japan Real Estate Investment Corp. (e)	-	2,046
Mack-Cali Realty Corp.	45	1,110
Nippon Building Fund Inc. (e)	-	3,133
Nomura Real Estate Office Fund Inc. (e)	-	631
Orix JREIT Inc.	-	442
SL Green Realty Corp. (e)	42	1,097
Societe Immobiliere de Location pour l’Industrie
et le Commerce (e)	7	681
Tokyu REIT Inc.	-	255
		14,491
Regional Malls-REITS - 3.6%
Macerich Co. (e)	24	430
Simon Property Group Inc.	90	4,805
		5,235
Shopping Centers-REITS - 8.4%
Acadia Realty Trust (e)	37	526
CapitaMall Trust (e)	623	694
Federal Realty Investors Trust (e)	55	3,414
Kimco Realty Corp. (e)	96	1,758
Link Real Estate Investment Trust	1,060	1,763
Primaris Retail Real Estate Investment Trust	55	477

Regency Centers Corp.	15	710
RioCan Real Estate Investment Trust	218	2,413
Tanger Factory Outlet Centers Inc. (e)	12	448
		12,203
Storage-REITS - 2.9%
Public Storage Inc.	53	4,206

Warehouse/Industrial-REITS - 2.4%
AMB Property Corp. (e)	33	763
DCT Industrial Trust Inc. (e)	179	906
EastGroup Properties Inc.	10	347
ProLogis (e)	102	1,419
		3,435

Total Common Stocks (cost $154,878)		131,028

PREFERRED STOCKS - 8.9%
REAL ESTATE INVESTMENT TRUSTS - 8.9%
Diversified-REITS - 2.0%
Dexus Property Group	1,090	624
Stockland Corp. Ltd. (e)	790	2,248
		2,872
Office Property-REITS - 0.3%
Commonwealth Property Office Fund	632	521

Shopping Centers-REITS - 6.6%
CFS Retail Property Trust (e)	1,388	1,825
Westfield Group	850	7,715
		9,540

Total Preferred Stocks (cost $14,840)		12,933

RIGHTS - 0.0%
China Overseas Land and Investment Ltd. (c) (f)	73	26

Total Rights (cost $0)		26

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.1%
Morgan Stanley Capital I REMIC, 5.78%, 10/15/42 (i)	330	74

Total Non-U.S. Government Agency Asset-Backed
Securities (cost $323)		74

SHORT TERM INVESTMENTS - 23.1%
Mutual Funds - 1.9%
JNL Money Market Fund, 1.07% (a) (h)	2,774	2,774

Securities Lending Collateral - 21.2%
Mellon GSL DBT II Collateral Fund 1.67 (h)	31,810	30,808
Mellon GSL Reinvestment Trust II (d) (f) (u)	1,085	-
		30,808

Total Short Term Investments (cost $35,669)		33,582

Total Investments - 122.1% (cost $205,710)		177,643
Other Assets and Liabilities, Net - (22.1%)		-32,131
Total Net Assets - 100%		$145,512

JNL/AIM Small Cap Growth Fund

COMMON STOCKS - 99.3%
CONSUMER DISCRETIONARY - 12.9%
AnnTaylor Stores Corp. (c)	20	$ 118
Big Lots Inc. (c) (e)	16	236
Buffalo Wild Wings Inc. (c) (e)	15	381
Choice Hotels International Inc. (e)	13	383
DeVry Inc.	10	591
HOT Topic Inc. (c)	49	453
Jack in the Box Inc. (c)	23	508
Live Nation Inc. (c) (e)	23	130
Marvel Entertainment Inc. (c) (e)	18	556
National CineMedia Inc.	17	172
PF Chang’s China Bistro Inc. (c) (e)	15	314
Strayer Education Inc. (e)	3	621
Tractor Supply Co. (c)	7	258
Warnaco Group Inc. (c)	15	302
Zumiez Inc. (c) (e)	26	196
		5,219
CONSUMER STAPLES - 2.7%
Church & Dwight Co. Inc. (e)	9	504
Ralcorp Holdings Inc. (c)	10	576
		1,080
ENERGY - 6.5%
Arena Resources Inc. (c) (e)	18	514
Bill Barrett Corp. (c) (e)	17	349
Carrizo Oil & Gas Inc. (c)	15	246
Dril-Quip Inc. (c) (e)	14	281
FMC Technologies Inc.	9	224
Goodrich Petroleum Corp. (c)	11	342
ION Geophysical Corp. (c) (e)	36	123
Unit Corp. (c)	14	364
Whiting Petroleum Corp. (c)	6	205
		2,648
FINANCIALS - 7.9%
Affiliated Managers Group Inc. (c) (e)	7	296
BioMed Realty Trust Inc.	25	296
City National Corp.	7	354
Greenhill & Co. Inc. (e)	10	663
optionsXpress Holdings Inc.	19	248
ProAssurance Corp. (c)	9	493
RiskMetrics Group Inc. (c) (e)	4	53
Stifel Financial Corp. (c) (e)	10	476
SVB Financial Group (c) (e)	13	330
		3,209

HEALTH CARE - 23.1%
Acorda Therapeutics Inc. (c)	15	298
AMAG Pharmaceuticals Inc. (c) (e)	9	325
BioMarin Pharmaceutical Inc. (c) (e)	23	403
Cepheid Inc. (c)	21	218
Chemed Corp. (e)	12	476
Eclipsys Corp. (c) (e)	32	457
Gen-Probe Inc. (c)	8	327
Human Genome Sciences Inc. (c)	29	61
Insulet Corp. (c) (e)	20	158
inVentiv Health Inc. (c)	18	210
LifePoint Hospitals Inc. (c) (e)	17	399
Martek Biosciences Corp. (e)	14	431
Medicines Co. (c)	22	330
Mentor Corp. (e)	12	378
Meridian Bioscience Inc.	18	450
Myriad Genetics Inc. (c) (e)	11	733
NuVasive Inc. (c) (e)	14	477
OSI Pharmaceuticals Inc. (c)	8	294
Parexel International Corp. (c)	20	194
Pediatrix Medical Group Inc. (c)	10	320
Perrigo Co. (e)	8	264
PSS World Medical Inc. (c)	16	305
Techne Corp.	1	52
United Therapeutics Corp. (c)	5	342
Varian Inc. (c)	14	457
VCA Antech Inc. (c) (e)	18	364
Wright Medical Group Inc. (c) (e)	16	337
Zoll Medical Corp. (c)	15	275
		9,335
INDUSTRIALS - 17.4%
Barnes Group Inc.	19	279
Bucyrus International Inc. - Class A	10	189
CoStar Group Inc. (c) (e)	15	507
Dynamic Materials Corp. (e)	13	256
EnergySolutions Inc.	25	143
Forward Air Corp.	16	398
Fuel Tech Inc. (c) (e)	24	254
General Cable Corp. (c) (e)	13	236
Hexcel Corp. (c)	24	177
HUB Group Inc. - Class A (c)	19	498
Interface Inc.	37	169
Knight Transportation Inc. (e)	34	556
Lindsay Corp. (e)	7	229
Pike Electric Corp. (c)	35	435
Quanta Services Inc. (c)	12	233
Regal-Beloit Corp. (e)	12	444
Tetra Tech Inc. (c)	33	794
TransDigm Group Inc. (c) (e)	16	535
Wabtec Corp. (e)	13	498
WESCO International Inc. (c)	10	191
		7,021

INFORMATION TECHNOLOGY - 24.7%
Advanced Energy Industries Inc. (c)	33	333
Ansys Inc. (c)	15	410
Aspen Technology Inc. (c)	37	274
Bankrate Inc. (c) (e)	12	447
Blackboard Inc. (c) (e)	16	409
Cogent Inc. (c)	43	582
Coherent Inc. (c)	12	247
Global Payments Inc.	10	332
Harmonic Inc. (c)	57	318
Hittite Microwave Corp. (c) (e)	13	375
Informatica Corp. (c)	31	419
Lawson Software Inc. (c) (e)	53	252
Manhattan Associates Inc. (c)	22	351
Microsemi Corp. (c)	20	251
Monolithic Power Systems Inc. (c)	23	291
NeuStar Inc. - Class A (c)	19	369
Nice Systems Ltd. - ADR (c)	17	382
Omniture Inc. (c)	11	116
Polycom Inc. (c) (e)	24	325
Power Integrations Inc.	17	342
Quality Systems Inc. (e)	16	707
Silicon Laboratories Inc. (c)	17	423
SRA International Inc. - Class A (c)	20	339
Starent Networks Corp. (c) (e)	28	336
Syntel Inc. (e)	15	339
Tech Data Corp. (c)	17	305
Varian Semiconductor Equipment Associates Inc. (c)	20	360
Websense Inc. (c)	22	330
		9,964
MATERIALS - 2.3%
Calgon Carbon Corp. (c)	21	330
Carpenter Technology Corp.	11	218
Grief Inc.	11	370
		918
TELECOMMUNICATION SERVICES - 0.7%
SBA Communications Corp. (c) (e)	19	302

UTILITIES - 1.1%
ITC Holdings Corp.	10	450

Total Common Stocks (cost $53,407)		40,146

SHORT TERM INVESTMENTS - 28.1%
Mutual Funds - 1.9%
JNL Money Market Fund, 1.07% (a) (h)	781	781

Securities Lending Collateral - 26.2%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	10,904	10,561
Mellon GSL Reinvestment Trust II (d) (f) (u)	289	-
		10,561

Total Short Term Investments (cost $11,974)		11,342

Total Investments - 127.4% (cost $65,381)		51,488
Other Assets and Liabilities, Net - (27.4%)		-11,071
Total Net Assets - 100%		$ 40,417

JNL/Capital Guardian Global Balanced Fund

COMMON STOCKS - 60.1%
CONSUMER DISCRETIONARY - 6.1%
Accor SA (e)	15	$ 724
Bayerische Motoren Werke AG	23	697
Benesse Corp. (e)	9	372
Best Buy Co. Inc. (e)	11	318
BorgWarner Inc. (e)	18	385
Bridgestone Corp.	1	21
Comcast Corp. - Class A	21	349
Compagnie Financiere Richemont SA (c)	1	16
Compagnie Generale des Etablissements Michelin	4	211
Ford Motor Co. (c) (e)	22	51
Gannett Co. Inc. (e)	8	62
HanesBrands Inc. (c)	6	71
Home Depot Inc.	31	704
Honda Motor Co. Ltd.	25	524
Inditex SA (e)	3	134
Johnson Controls Inc. (e)	19	352
Las Vegas Sands Corp. (c) (e)	19	114
Li & Fung Ltd. (e)	80	138
Lowe’s Cos. Inc.	13	271
News Corp. - Class A	16	145
Nissan Motor Co. Ltd.	47	167
Omnicom Group Inc.	19	498
PagesJaunes Groupe SA (e)	2	24
Persimmon Plc (e)	10	33
Shangri-La Asia Ltd. (e)	88	102
Shimamura Co. Ltd. (e)	2	139
Suzuki Motor Corp. (e)	47	654
Target Corp. (e)	42	1,433
Time Warner Inc. (e)	130	1,311
Urban Outfitters Inc. (c)	8	123
Vivendi SA	8	261
Walt Disney Co. (e)	23	524
Yamada Denki Co. Ltd.	4	298
		11,226
CONSUMER STAPLES - 7.0%
AEON Co. Ltd. (e)	15	152
Altria Group Inc.	46	697
Anheuser-Busch InBev NV	5	123
British American Tobacco Plc	2	45
Coca-Cola Amatil Ltd.	32	204
Costco Wholesale Corp. (e)	5	273
Energizer Holdings Inc. (c) (e)	2	125

Groupe Danone (e)	3	175
Hindustan Unilever Ltd.	117	603
Imperial Tobacco Group Plc	19	502
Japan Tobacco Inc.	-	116
Kimberly-Clark de Mexico SAB de CV	39	129
Koninklijke Ahold NV	28	348
L’Oreal SA (e)	14	1,248
Marfrig Frigorificos e Comercio de Alimentos SA (c)	15	47
Nestle SA	14	561
PepsiCo Inc.	9	515
Perdigao SA	26	330
Pernod-Ricard SA (e)	5	401
Philip Morris International Inc.	10	448
SABMiller Plc	97	1,632
Sara Lee Corp.	62	606
Shoppers Drug Mart Corp.	6	218
Tesco Plc	110	570
Uni-Charm Corp. (e)	1	83
Unilever NV	39	953
Wal-Mart de Mexico SAB de CV (e)	360	961
Wal-Mart Stores Inc.	14	785
		12,850
ENERGY - 5.8%
Baker Hughes Inc. (e)	13	420
Banpu Public Co. Ltd.	36	240
BG Group Plc	18	252
BP Plc	209	1,612
Canadian Natural Resources Ltd.	23	912
China Shenhua Energy Co. Ltd. (e)	120	257
Delta Petroleum Corp. (c) (e)	11	50
EnCana Corp.	8	346
Gazprom OAO - ADR	1	7
Marathon Oil Corp.	22	596
OAO Gazprom	10	146
Oil Search Ltd.	41	134
Petroleo Brasileiro SA - ADR	11	216
Reliance Industries Ltd.	3	77
Repsol YPF SA	8	171
Royal Dutch Shell Plc - Class A	75	1,987
Schlumberger Ltd.	22	935
SeaDrill Ltd. (e)	40	326
Suncor Energy Inc.	51	984
Total SA	16	874
Transocean Ltd. (c)	4	203
		10,745
FINANCIALS - 9.1%
ACE Ltd.	2	101
AFLAC Inc.	7	307
Allianz SE	6	649
Amlin Plc	35	184
AXA SA (e)	31	697
Banco Bilbao Vizcaya Argentaria SA (e)	84	1,035

Bank Muscat SAOG	12	82
Bank of America Corp.	7	94
Bank of China Ltd. (e)	341	94
Berkshire Hathaway Inc. - Class A (c)	-	773
BNP Paribas (e)	18	760
Bumiputra-Commerce Holdings Berhad	82	139
Capital One Financial Corp. (e)	5	169
Chubb Corp. (e)	3	138
Citigroup Inc.	12	83
Commerzbank AG (e)	11	107
Deutsche Boerse AG	2	152
DLF Ltd.	61	353
Goldman Sachs Group Inc.	15	1,232
Grupo Financiero Inbursa SA	316	741
Industrial & Commercial Bank of China (e)	348	185
ING Groep NV	14	157
JPMorgan Chase & Co.	46	1,438
Julius Baer Holding AG	3	118
Link Real Estate Investment Trust	166	276
Macquarie Group Ltd. (e)	1	22
Mitsubishi Estate Co. Ltd.	11	182
Mitsui Sumitomo Insurance Group Holdings Inc.	11	359
MSCI Inc. (c)	23	412
Muenchener Rueckversicherungs AG	3	514
Nomura Holdings Inc.	49	405
Onex Corp.	4	60
ORIX Corp.	2	126
Power Corp. of Canada	7	118
Progressive Corp.	39	570
QBE Insurance Group Ltd. (t) (u)	34	621
Royal Bank of Scotland Group Plc	154	113
Societe Generale - Class A	3	137
SP Setia Berhad	154	138
Sumitomo Mitsui Financial Group Inc. (e) (f)	-	145
Sumitomo Realty & Development Co. Ltd.	10	150
Swiss Reinsurance	5	233
Tokio Marine Holdings Inc.	31	910
UBS AG (c)	14	198
United Overseas Bank Ltd.	11	99
Wells Fargo & Co.	36	1,070
		16,646
HEALTH CARE - 5.7%
Abbott Laboratories	29	1,553
Allergan Inc.	23	935
Baxter International Inc.	34	1,822
Bayer AG	6	332
Celgene Corp. (c)	15	807
Cerner Corp. (c) (e)	14	527
DaVita Inc. (c)	12	585
Genentech Inc. (c)	27	2,239
Genmab A/S (c) (e)	10	396
Novartis AG	5	245

Sanofi-Aventis SA	3	205
Sepracor Inc. (c)	25	270
Smith & Nephew Plc	42	265
UnitedHealth Group Inc.	12	327
		10,508
INDUSTRIALS - 5.9%
ABB Ltd. (c)	9	132
Adecco SA	4	134
BAE Systems Plc	119	645
Bouygues (e)	32	1,343
China Railway Construction Corp. (c)	123	183
Chiyoda Corp. (e)	32	178
COSCO Pacific Ltd.	74	76
Danaher Corp.	5	272
Deutsche Post AG	6	100
Fanuc Ltd.	12	839
FedEx Corp.	7	475
First Solar Inc. (c) (e)	5	704
Fluor Corp. (e)	17	781
General Electric Co.	79	1,272
Illinois Tool Works Inc.	9	322
KOC Holding AS (c)	103	174
Larsen & Toubro Ltd.	6	103
Mitsubishi Corp.	5	71
Mitsui & Co. Ltd.	17	175
Nippon Sheet Glass Co. Ltd. (e)	53	175
Orascom Construction Industries - GDR (t) (u)	4	219
Ryanair Holdings Plc - ADR (c) (e)	7	192
Schneider Electric SA (virt-x)	1	107
SMC Corp.	6	597
Smiths Group Plc	38	484
Sumitomo Corp.	60	529
SunPower Corp. (c) (e)	2	70
United Parcel Service Inc. - Class B	2	105
Vallourec	1	156
Weichai Power Co. Ltd.	56	106
Yamato Holdings Co. Ltd.	11	144
		10,863
INFORMATION TECHNOLOGY - 8.1%
Adobe Systems Inc. (c)	28	585
Advanced Micro Devices Inc. (c) (e)	36	78
Agilent Technologies Inc. (c)	7	113
Alibaba.com Ltd. (c) (e)	111	80
Altera Corp.	7	122
Apple Inc. (c)	2	137
ARM Holdings Plc (e)	201	255
Brocade Communications Systems Inc. (c)	39	109
Canon Inc.	6	203
Cisco Systems Inc. (c)	47	771
FUJIFILM Holdings Corp.	10	230
Genpact Ltd. (c)	17	141
Giant Interactive Group Inc. - ADR (c) (e)	12	76

Google Inc. - Class A (c)	6	1,815
Hewlett-Packard Co.	9	341
HON HAI Precision Industry Co. Ltd.	15	58
HON HAI Precision Industry Co. Ltd. - GDR	12	45
HTC Corp. (e) (f)	7	263
Jabil Circuit Inc.	9	62
Keyence Corp. (e)	-	21
Micron Technology Inc. (c) (e)	61	162
Microsoft Corp.	17	321
Murata Manufacturing Co. Ltd. (e)	5	200
Nintendo Co. Ltd.	8	2,866
Oracle Corp. Japan (e)	6	251
Paychex Inc.	13	339
QUALCOMM Inc.	20	699
Samsung Electronics Co. Ltd.	2	340
Samsung Electronics Co. Ltd.	1	202
SanDisk Corp. (c) (e)	12	115
SAP AG	18	653
SAP AG - ADR (e)	2	83
Seagate Technology Inc.	18	78
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	67	529
Telefonaktiebolaget LM Ericsson - ADR (e)	6	48
Telefonaktiebolaget LM Ericsson - Class B (e)	158	1,235
Telekomunikacja Polska SA	8	51
Trend Micro Inc.	18	632
Yahoo! Inc. (c) (e)	49	599
		14,908
MATERIALS - 5.1%
Air Products & Chemicals Inc.	13	654
Allegheny Technologies Inc. (e)	29	745
Ambuja Cements Ltd. - GDR (f)	52	76
Amcor Ltd.	30	121
Barrick Gold Corp.	40	1,463
BHP Billiton Plc	14	266
Cemex SAB de CV - ADR (c) (e)	2	17
Cliffs Natural Resources Inc.	6	154
Companhia Vale do Rio Doce - ADR	14	151
CRH Plc	15	372
Freeport-McMoRan Copper & Gold Inc. (e)	6	152
Givaudan SA (e)	1	1,109
Harmony Gold Mining Co. Ltd (c)	21	228
Harmony Gold Mining Co. Ltd. - ADR (c) (e)	18	199
Holcim Ltd.	21	1,206
Inmet Mining Corp.	12	186
Lafarge SA	4	269
Monsanto Co.	9	612
New World Resources NV	1	5
Potash Corp.	8	609
Rhodia SA	25	157
Rio Tinto Plc	4	93
Severstal OAO - GDR	15	40
Sumitomo Metal Industries Ltd. (e)	43	106

Vulcan Materials Co. (e)	4	299
		9,289
TELECOMMUNICATION SERVICES - 6.0%
America Movil SAB de CV - ADR	15	474
American Tower Corp. (c) (e)	18	525
AT&T Inc.	43	1,223
BCE Inc.	22	438
Bezeq Israeli Telecommunication Corp. Ltd.	92	152
Bharti Airtel Ltd. (c)	18	270
China Mobile Ltd. (e)	16	162
Chunghwa Telecom Co. Ltd. - ADR	13	203
Koninklijke KPN N.V.	69	999
NTT DoCoMo Inc.	1	1,277
SoftBank Corp. (e)	88	1,589
Swisscom AG	1	389
Taiwan Mobile Co. Ltd.	81	121
Telefonos de Mexico SAB de CV - ADR (e)	55	1,143
Telekom Austria AG	15	217
Telekomunikasi Indonesia Tbk PT	104	66
Telenor ASA	61	414
Telmex Internacional SAB de CV - ADR (e)	64	721
Telstra Corp. Ltd.	95	255
tw telecom inc. (c) (e)	7	58
Vimpel-Communications - ADR	14	100
Vodafone Group Plc	109	223
		11,019
UTILITIES - 1.3%
Allegheny Energy Inc. (e)	6	217
Companhia Energetica de Minas Gerais - ADR (e)	10	137
Edison International Inc.	10	334
Enersis SA - ADR	32	409
Scottish & Southern Energy Plc	10	173
Southern Co. (e)	6	211
United Utilities Group Plc	19	172

Veolia Environnement	21	662
		2,315

Total Common Stocks (cost $156,640)		110,369

PREFERRED STOCKS - 1.7%
HEALTH CARE - 1.6%
Roche Holding AG	20	3,043

INFORMATION TECHNOLOGY - 0.0%
ASAT Holdings Ltd., 13.00% (f) (u)	1	-

MATERIALS - 0.1%
Freeport-McMoRan Copper & Gold Inc.,
Convertible Preferred, 6.75%, 05/01/10 (u)	3	142

Total Preferred Stocks (cost $3,639)		3,185

WARRANTS - 0.0%
ASAT Holdings Ltd. 07/24/11 (c) (f) (u)	-	-

Total Warrants (cost $0)		-

CORPORATE BONDS AND NOTES - 6.1%
CONSUMER DISCRETIONARY - 0.6%
Charter Communications Operating LLC,
8.38%, 04/30/14 (e) (t) (u)	$ 200	153
Daimler Finance North America LLC, 5.88%, 03/15/11	355	310
Ford Motor Co., 4.25%, 12/15/36 (u)	790	203
Time Warner Inc., 5.88%, 11/15/16	250	224
Univision Communications Inc., 9.75%, 03/15/15 (t) (u)	180	22
US Investigations Services Inc., 10.50%, 11/01/15 (u)	200	146
		1,058
CONSUMER STAPLES - 0.1%
Smithfield Foods Inc., 8.00%, 10/15/09 (e)	150	142

ENERGY - 0.4%
Evergreen Energy Inc., 8.00%, 08/01/12 (u)	60	6
Gaz Capital SA
6.21%, 11/22/16 (e)	300	195
6.51%, 03/07/22 (t) (u)	400	238
Kinder Morgan Energy Partners LP, 5.13%, 11/15/14	250	218
Texas Competitive Electric Holdings Co. LLC,
10.25%, 11/01/15 (t) (u)	200	142
		799
FINANCIALS - 2.9%
Bank of America NA, 5.30%, 03/15/17	500	475
Bank of Scotland Plc, 4.38%, 07/13/16 (u)	EUR 250	327
DBS Bank Ltd. Singapore, 7.88%, 04/15/10 (t) (u)	150	155
Eurohypo AG, 4.50%, 01/21/13 (u)	EUR 100	144
Ford Motor Credit Co. LLC, 8.63%, 11/01/10	100	76
Liberty Mutual Group Inc., 7.50%, 08/15/36 (t) (u)	250	152
Merrill Lynch & Co. Inc., 4.63%, 09/14/18	EUR 250	221
Nielsen Finance LLC, 10.00%, 08/01/14	200	160
Queensland Treasury Corp., 6.00%, 10/14/15	AUD 1750	1,300
Rodamco Europe Finance BV, 3.75%, 12/12/12	EUR 200	233
Santander Perpetual SA Unipersonal, 6.67%
(callable at 100 beginning 10/24/17) (p) (t) (u)	400	254
Schwab Capital Trust I, 7.50%, 11/15/37 (i) (u)	300	150
Societe Generale, 5.75%, 04/20/16 (t) (u)	150	137
Standard Chartered Bank, 6.40%, 09/26/17 (t) (u)	300	261
Sumitomo Mitsui Banking Corp., 4.38%, 10/27/14 (i)	EUR 200	272

Telecom Italia Finance SA
7.25%, 04/24/12	EUR 150	202
7.75%, 01/24/33	EUR 150	177

UniCredito Luxemburg Finance, 6.00%, 10/31/17 (t) (u)	150	125
Wells Fargo Bank NA, 4.75%, 02/09/15	250	253
Westfield Financial Inc., 5.50%, 06/27/17	GBP 150	152
		5,226
HEALTH CARE - 0.6%
AstraZeneca Plc, 5.90%, 09/15/17	250	266
Bayer AG, 5.00%, 07/29/2105 (i) (u)	EUR 200	207
GlaxoSmithKline Capital Inc., 5.65%, 05/15/18	200	210
Schering-Plough Corp., 5.38%, 10/01/14	EUR 250	324
Tenet Healthcare Corp., 9.88%, 07/01/14	200	161
		1,168
INDUSTRIALS - 0.1%
General Electric Co., 5.00%, 02/01/13	200	202

INFORMATION TECHNOLOGY - 0.0%
NXP BV, 7.88%, 10/15/14	200	79

MATERIALS - 0.1%
Kinross Gold Corp., 1.75%, 03/15/28 (t) (u)	225	198

TELECOMMUNICATION SERVICES - 0.8%
AT&T Wireless Services Inc., 8.13%, 05/01/12	250	268
France Telecom SA
7.75%, 03/01/11 (l)	150	158
7.50%, 03/14/11	GBP 150	229
Koninklijke KPN NV, 4.75%, 01/17/17	EUR 200	248
Qwest Communications International Inc.,
7.50%, 02/15/14 (k)	100	87
Vodafone Group Plc, 4.75%, 06/14/16	EUR 350	449
		1,439
UTILITIES - 0.5%
Abu Dhabi National Energy Co., 6.17%, 10/25/17	300	249
AES Corp., 9.38%, 09/15/10	125	119
AES Panama SA, 6.35%, 12/12/16 (t) (u)	300	244
Veolia Environnement, 5.25%, 06/03/13	325	298
		910

Total Corporate Bonds and Notes (cost $13,313)		11,221

GOVERNMENT AND AGENCY OBLIGATIONS - 30.3%
GOVERNMENT SECURITIES - 27.4%
Sovereign - 18.7%
Brazil Notas do Tesouro Nacional Series F,
10.00%, 01/01/17 (f)	BRL 210	81
Brazilian Government International Bond,
8.00%, 01/15/18	100	112
Canadian Government Bond, 4.50%, 06/01/15	CAD 600	554
Colombia Government International Bond
12.00%, 10/22/15	COP 186000	91
7.38%, 09/18/37	100	98
France Government Bond, 5.00%, 10/25/11	EUR 625	930
Gabonese Republic, 8.20%, 12/12/17	200	133

German Treasury Bond, 4.75%, 06/11/10	EUR 550	795
Israel Government International Bond,
6.50%, 01/31/16	ILS 2500	788
Japan Government Bond
1.10%, 03/21/11	JPY 85000	952
1.50%, 09/20/14	JPY 300000	3,450
1.70%, 09/20/17	JPY 90000	1,054
2.30%, 12/20/35	JPY 50000	608
Malaysia Government Bond
3.77%, 04/28/11	MYR 1500	441
3.72%, 06/15/12	MYR 2500	739
Mexican Bonos
9.00%, 12/24/09	MXN 600	44
9.50%, 12/18/14	MXN 2500	194
10.00%, 12/05/24	MXN 10000	829
Mexico Government International Bond,
5.63%, 01/15/17	106	106
Netherlands Government Bond, 3.25%, 07/15/15	EUR 2050	2,864
Norway Government Bond, 6.50%, 05/15/13	NOK 1250	203
Republic of Deutschland
3.75%, 07/04/13	EUR 250	368
4.25%, 07/04/14	EUR 1920	2,912
3.25%, 07/04/15	EUR 1025	1,476
4.00%, 01/04/18	EUR 2000	3,018
4.25%, 07/04/18	EUR 2050	3,149
4.75%, 07/04/34	EUR 900	1,444
Singapore Government Bond
3.13%, 02/01/11	SGD 2000	1,450
3.75%, 09/01/16	SGD 1000	787
Spanish Government Bond, 4.40%, 01/31/15	EUR 900	1,315
Sweden Government Bond
5.00%, 01/28/09	SEK 5050	639
6.75%, 05/05/14	SEK 2550	398
United Kingdom Treasury Bond
4.00%, 09/07/16	GBP 575	887
8.75%, 08/25/17	GBP 300	610
8.00%, 06/07/21	GBP 200	420
4.25%, 06/07/32	GBP 300	454
		34,393
Treasury Inflation Index Securities - 0.6%
U.S. Treasury Inflation Indexed Note, 2.00%, 07/15/14 (e) (r)	925	1,006

U.S. Treasury Securities - 8.1%
U.S. Treasury Bond, 7.50%, 11/15/16 (e)	5,500	7,509
U.S. Treasury Note
4.50%, 02/28/11 (e)	2,500	2,703
4.25%, 08/15/13 (e)	1,600	1,819
4.25%, 11/15/13 (e)	2,450	2,796
		14,827
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 2.9%

Federal National Mortgage Association - 2.9%

Federal National Mortgage Association
5.50%, 03/01/37	1,271	1,304
6.00%, 03/01/37	2,640	2,721
6.50%, 11/01/37	1,297	1,347
		5,372

Total Government and Agency Obligations (cost $54,845)		55,598

SHORT TERM INVESTMENTS - 23.0%
Mutual Funds - 2.3%
JNL Money Market Fund, 1.07% (a) (h)	4,282	4,282

Securities Lending Collateral - 20.7%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	39,235	37,998
Mellon GSL Reinvestment Trust II (d) (f) (u)	826	-
		37,998

Total Short Term Investments (cost $44,343)		42,280

Total Investments - 121.2% (cost $272,780)		222,653
Other Assets and Liabilities, Net - (21.2%)		-38,892
Total Net Assets - 100%		$ 183,761

JNL/Capital Guardian Global Diversified Research Fund

COMMON STOCKS - 94.4%
CONSUMER DISCRETIONARY - 10.5%
Accor SA (e)	37	$ 1,837
Bayerische Motoren Werke AG	30	912
Billabong International Ltd.	206	1,132
BorgWarner Inc. (e)	40	866
Ford Motor Co. (c) (e)	86	197
Las Vegas Sands Corp. (c) (e)	205	1,217
Suzuki Motor Corp. (e)	198	2,770
Target Corp.	46	1,595
Time Warner Inc.	158	1,588
Walt Disney Co.	80	1,824
Yamada Denki Co. Ltd.	45	3,124
		17,062
CONSUMER STAPLES - 10.7%
Anheuser-Busch InBev NV	28	659
Cia de Bebidas das Americas - ADR	18	798
L’Oreal SA (e)	29	2,566
PepsiCo Inc.	31	1,714
Pernod-Ricard SA (e)	42	3,135
SABMiller Plc	129	2,165
Unilever Plc (e)	156	3,586
Wal-Mart de Mexico SAB de CV - ADR (e)	47	1,269
Wal-Mart Stores Inc.	29	1,631
		17,523
ENERGY - 12.2%

Baker Hughes Inc.	51	1,620
Banpu Public Co. Ltd.	200	1,348
BP Plc	283	2,181
Canadian Natural Resources Ltd.	20	782
Delta Petroleum Corp. (c) (e)	120	570
Oil Search Ltd.	441	1,443
Petroleo Brasileiro SA - ADR	103	2,098
Royal Dutch Shell Plc - Class A (e)	141	3,724
Schlumberger Ltd.	52	2,218
SeaDrill Ltd. (e) (f)	48	394
Suncor Energy Inc.	76	1,451
Total SA (e)	37	2,029
		19,858
FINANCIALS - 13.4%
Allianz SE	22	2,330
AXA SA (e)	99	2,225
Bank of China Ltd. (e)	4,725	1,302
BNP Paribas	21	898
Deutsche Boerse AG	21	1,542
Goldman Sachs Group Inc.	16	1,325
Hannover Rueckversicherung AG	5	159
Industrial & Commercial Bank of China (e)	3,997	2,122
ING Groep NV	128	1,403
JPMorgan Chase & Co.	53	1,655
Mitsubishi Estate Co. Ltd.	105	1,734
Muenchener Rueckversicherungs AG	6	866
Nomura Holdings Inc.	180	1,499
ORIX Corp.	15	839
Royal Bank of Scotland Group Plc	898	661
Sumitomo Realty & Development Co. Ltd.	89	1,338
		21,898
HEALTH CARE - 10.0%
Abbott Laboratories	69	3,656
Allergan Inc.	102	4,129
Baxter International Inc.	27	1,431
Bayer AG	55	3,222
Genentech Inc. (c)	41	3,383
Sepracor Inc. (c)	48	524
		16,345
INDUSTRIALS - 6.1%
Chiyoda Corp. (e)	225	1,253
FedEx Corp.	21	1,328
Fluor Corp. (e)	28	1,256
Ryanair Holdings Plc - ADR (c) (e)	60	1,745
SMC Corp. (e)	26	2,699
Smiths Group Plc	136	1,748
		10,029
INFORMATION TECHNOLOGY - 10.1%
Cisco Systems Inc. (c)	69	1,131
FUJIFILM Holdings Corp.	49	1,083
Google Inc. - Class A (c)	6	1,784
Hewlett-Packard Co.	46	1,677

Micron Technology Inc. (c) (e)	371	980
Nintendo Co. Ltd.	4	1,490
QUALCOMM Inc.	35	1,243
Samsung Electronics Co. Ltd.	5	856
SAP AG	49	1,782
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	158	1,246
Telefonaktiebolaget LM Ericsson - ADR (e)	122	953
Telefonaktiebolaget LM Ericsson - Class B (e)	294	2,290
		16,515
MATERIALS - 9.7%
Air Products & Chemicals Inc.	33	1,664
Barrick Gold Corp.	138	5,037
Companhia Vale do Rio Doce - ADR	98	1,047
CRH Plc	58	1,460
Givaudan SA (e)	4	3,324
Potash Corp.	21	1,530
Rhodia SA	136	862
Rio Tinto Plc	39	871
		15,795
TELECOMMUNICATION SERVICES - 9.0%
America Movil SAB de CV - ADR	74	2,284
American Tower Corp. (c)	60	1,756
AT&T Inc.	61	1,736
Koninklijke KPN N.V.	121	1,753
SoftBank Corp. (e)	145	2,628
Telefonos de Mexico SAB de CV - ADR (e)	75	1,566
Telekomunikasi Indonesia Tbk PT	197	127
Telenor ASA	209	1,411
Telstra Corp. Ltd.	546	1,461
		14,722
UTILITIES - 2.7%
Edison International Inc.	48	1,539
Enersis SA - ADR (e)	87	1,109
Veolia Environnement	57	1,789
		4,437

Total Common Stocks (cost $226,385)		154,184

PREFERRED STOCKS - 2.1%
HEALTH CARE - 1.7%
Roche Holding AG	18	2,770
MATERIALS - 0.4%
Freeport-McMoRan Copper & Gold Inc.,
Convertible Preferred, 6.75%, 05/01/10 (u)	13	626

Total Preferred Stocks (cost $3,680)		3,396

CORPORATE BONDS AND NOTES - 0.6%
CONSUMER DISCRETIONARY - 0.5%
Ford Motor Co., 4.25%, 12/15/36 (u)	3,073	791

ENERGY - 0.1%

Seadrill Ltd., 3.63%, 11/08/12	300	150

Total Corporate Bonds and Notes (cost $1,233)		941

SHORT TERM INVESTMENTS - 25.3%
Mutual Funds - 4.5%
JNL Money Market Fund, 1.07% (a) (h)	7,370	7,370

Securities Lending Collateral - 20.8%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	35,121	34,014
Mellon GSL Reinvestment Trust II (d) (f) (u)	810	-
		34,014

Total Short Term Investments (cost $43,301)		41,384

Total Investments - 122.4% (cost $274,599)		199,905
Other Assets and Liabilities, Net - (22.4%)		-36,637
Total Net Assets - 100%		$ 163,268

JNL/Capital Guardian International Small Cap Fund

COMMON STOCKS - 87.2%
CONSUMER DISCRETIONARY - 15.3%
ABC-Mart Inc. (e)	10	$ 373
ElringKlinger AG (e)	29	279
JB Hi-Fi Ltd. (e)	88	598
Proto Corp.	28	596
Shimachu Co. Ltd.	17	385
Tecmo Ltd. (e)	40	362
Xebio Co. Ltd. (e)	28	544
Zenrin Co. Ltd. (e)	30	361
Other Securities		3,347
		6,845
CONSUMER STAPLES - 9.4%
Davide Campari-Milano SpA	150	1,039
MARR SpA	55	422
Milbon Co. Ltd.	15	412
Olam International Ltd. (t) (u)	381	307
Sundrug Co. Ltd. (e)	40	1,100
Tassal Group Ltd. (e)	239	340
Other Securities		616
		4236
ENERGY - 3.0%
Flex LNG Ltd. (c)	106	276
Premier Oil Plc (c) (e)	21	299
Other Securities		788
		1,363
FINANCIALS - 9.1%
Bolsas y Mercados Espanoles	14	369
Iwai Securities Co. Ltd.	49	398
Kagawa Bank Ltd. (e)	51	275
Korean Reinsurance Co.	58	508

Sumitomo Real Estate Sales Co. Ltd.	13	408
Tokyo Tomin Bank Ltd. (e)	21	343
Other Securities		1,766
		4,067
HEALTH CARE - 12.2%
Genmab A/S (c)	25	955
MANI Inc. (e)	19	1,139
Nakanishi Inc. (e)	18	1,166
Omega Pharma SA	21	779
Sysmex Corp. (e)	23	820
Other Securities		587
		5,446
INDUSTRIALS - 17.3%
Amano Corp. (e)	46	360
Brunel International NV	30	356
Chiyoda Corp. (e)	77	429
Miura Co. Ltd.	39	961
Sagami Railway Co. Ltd. (e)	62	276
Sato Corp.	31	350
Seek Ltd. (e)	389	863
SMA Solar Technology SA (e)	9	479
Tocalo Co. Ltd. (e)	55	487
Other Securities		3,190
		7,751
INFORMATION TECHNOLOGY - 10.2%
Hamamatsu Photonics KK	24	460
Icom Inc.	18	383
Kontron AG	66	682
Temenos Group AG (c) (e)	29	386
Wacom Co. Ltd. (e)	-	379
Other Securities		2,293
		4,583
MATERIALS - 9.5%
Aricom Plc (c) (t) (u)	2,252	254
Gunns Ltd. (t) (u)	743	599
Kyoei Steel Ltd.	19	384
Labrador Iron Ore Royalty Trust	29	504
Minefinders Corp. (e)	59	290
Red Back Mining Inc.	39	271
Western Goldfields Inc.	454	721
Other Securities		1,228
		4,251
TELECOMMUNICATION SERVICES - 0.4%
Other Securities		180
UTILITIES - 0.8%
Elia System Operator SA	9	303
Other Securities		56
		359

Total Common Stocks (cost $73,689)		39,081

PREFERRED STOCKS - 0.3%

HEALTH CARE - 0.2%
Other Securities		109

INDUSTRIALS - 0.1%
Other Securities		55

Total Preferred Stocks (cost $254)		164

INVESTMENT FUNDS - 3.0%
SPDR S&P International Small Cap ETF	72	1,337

Total Investment Funds (cost $1,211)		1,337

WARRANTS - 0.1%
Aricom Plc, Strike 0.80, 05/06/10 (c)	153	2
Minefinders Corp. (c)	19	37
Other Securities		-

Total Warrants (cost $83)		39

CORPORATE BONDS AND NOTES - 0.1%
CONSUMER STAPLES - 0.1%
Olam International Ltd., 1.00%, 07/03/13 (f)	100	65

Total Corporate Bonds and Notes (cost $45)		65

SHORT TERM INVESTMENTS - 25.2%
Mutual Funds - 9.1%
JNL Money Market Fund, 1.07% (a) (h)	4,061	4,061
Securities Lending Collateral - 16.1%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	7,453	7,218
Mellon GSL Reinvestment Trust II (d) (f) (u)	212	-
		7,218

Total Short Term Investments (cost $11,725)		11,279

Total Investments - 115.9% (cost $87,007)		51,965
Other Assets and Liabilities, Net - (15.9%)		-7,130
Total Net Assets - 100%		$ 44,835

JNL/Capital Guardian U.S. Growth Equity Fund

COMMON STOCKS - 92.8%
CONSUMER DISCRETIONARY - 11.5%
Best Buy Co. Inc. (e)	32	$ 888
Coach Inc. (c)	13	272
Gannett Co. Inc. (e)	56	447
Home Depot Inc.	17	387
Johnson Controls Inc. (e)	43	786
Las Vegas Sands Corp. (c) (e)	281	1,669
Lowe’s Cos. Inc. (e)	61	1,313
Omnicom Group Inc.	86	2,326

Target Corp. (e)	181	6,253
Time Warner Cable Inc. - Class A (c) (e)	121	2,595
Time Warner Inc. (e)	182	1,835
Urban Outfitters Inc. (c) (e)	63	947
Viacom Inc. - Class B (c)	58	1,109
Walt Disney Co. (e)	45	1,026
Wynn Resorts Ltd. (c) (e)	17	727
		22,580
CONSUMER STAPLES - 6.4%
Avon Products Inc.	39	930
Costco Wholesale Corp. (e)	36	1,906
Energizer Holdings Inc. (c) (e)	43	2,328
PepsiCo Inc.	135	7,378
		12,542
ENERGY - 3.7%
Baker Hughes Inc.	31	1,007
Kinder Morgan Management LLC	14	556
Marathon Oil Corp.	95	2,591
Schlumberger Ltd.	71	2,988
		7,142
FINANCIALS - 8.5%
AFLAC Inc.	62	2,860
Goldman Sachs Group Inc. (e)	55	4,675
Hudson City Bancorp Inc.	82	1,301
JPMorgan Chase & Co.	131	4,134
Progressive Corp.	86	1,275
RenaissanceRe Holdings Ltd.	11	573
Wells Fargo & Co. (e)	65	1,919
		16,737
HEALTH CARE - 18.5%
Aetna Inc.	3	94
Allergan Inc.	94	3,778
Amylin Pharmaceuticals Inc. (c) (e)	13	145
Baxter International Inc.	69	3,708
BioMarin Pharmaceutical Inc. (c) (e)	43	765
Celgene Corp. (c)	107	5,887
Cerner Corp. (c) (e)	95	3,660
DaVita Inc. (c)	65	3,212
Genentech Inc. (c)	54	4,461
Gilead Sciences Inc. (c)	74	3,789
Health Net Inc. (c)	42	455
Medtronic Inc.	107	3,356
Teva Pharmaceutical Industries Ltd. - ADR	46	1,954
UnitedHealth Group Inc.	36	950
		36,214
INDUSTRIALS - 14.4%
Danaher Corp. (e)	56	3,176
FedEx Corp. (e)	22	1,437
First Solar Inc. (c) (e)	15	2,056
Fluor Corp. (e)	63	2,840
General Electric Co.	215	3,483
Illinois Tool Works Inc.	108	3,778

Iron Mountain Inc. (c) (e)	81	2,013
Monster Worldwide Inc. (c) (e)	109	1,318
Southwest Airlines Co.	204	1,762
SunPower Corp. (c) (e)	23	832
United Parcel Service Inc. - Class B (e)	67	3,674
United Technologies Corp.	33	1,769
		28,138
INFORMATION TECHNOLOGY - 24.5%
Adobe Systems Inc. (c)	68	1,450
Agilent Technologies Inc. (c)	109	1,704
Altera Corp. (e)	67	1,125
Apple Inc. (c)	34	2,902
Brocade Communications Systems Inc. (c)	529	1,480
Ciena Corp. (c) (e)	72	480
Cisco Systems Inc. (c)	248	4,036
Cognizant Technology Solutions Corp. (c)	83	1,503
Dell Inc. (c)	27	274
eBay Inc. (c)	62	866
Flextronics International Ltd. (c)	64	163
Google Inc. - Class A (c)	34	10,399
Jabil Circuit Inc. (e)	143	962
KLA-Tencor Corp.	64	1,392
Microsoft Corp.	93	1,798
NetApp Inc. (c) (e)	68	953
Nintendo Co. Ltd. - ADR (e)	24	1,122
Oracle Corp. (c)	38	665
Paychex Inc. (e)	147	3,868
QUALCOMM Inc.	139	4,991
SanDisk Corp. (c) (e)	22	214
SAP AG - ADR (e)	20	724
Xilinx Inc. (e)	15	271
Yahoo! Inc. (c)	382	4,664
		48,006
MATERIALS - 2.8%
Allegheny Technologies Inc. (e)	80	2,045
Celanese Corp. - Class A (e)	32	392
Cliffs Natural Resources Inc.	30	776
Ecolab Inc.	23	791
Monsanto Co.	12	809
Vulcan Materials Co. (e)	11	751
		5,564
TELECOMMUNICATION SERVICES - 2.2%
American Tower Corp. (c)	110	3,222
Level 3 Communications Inc. (c) (e)	685	480
tw telecom inc. (c) (e)	79	670
		4,372
UTILITIES - 0.3%
Allegheny Energy Inc. (e)	19	653

Total Common Stocks (cost $280,579)		181,948

INVESTMENT FUNDS - 1.0%

iShares Russell 1000 Growth Fund (e)	52	1,942

Total Investment Funds (cost $1,894)		1,942

SHORT TERM INVESTMENTS - 26.7%
Mutual Funds - 7.6%
JNL Money Market Fund, 1.07% (a) (h)	14,858	14,858

Securities Lending Collateral - 19.1%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	38,631	37,414
Mellon GSL Reinvestment Trust II (d) (f) (u)	1,051	-
		37,414

Total Short Term Investments (cost $54,540)		52,272

Total Investments - 120.5% (cost $337,013)		236,162
Other Assets and Liabilities, Net - (20.5%)		-40,181
Total Net Assets - 100%		$ 195,981

JNL/Credit Suisse Global Natural Resources Fund

COMMON STOCKS - 96.2%
ENERGY - 27.3%
Anadarko Petroleum Corp.	18	$ 694
BG Group Plc	210	2,907
BP Plc	250	1,930
C.A.T. Oil AG (c) (e)	86	245
Cameco Corp.	100	1,705
Canadian Natural Resources Ltd.	16	632
Canoro Resources Ltd.	82	14
Chevron Corp.	18	1,331
Devon Energy Corp.	12	789
DNO International ASA (c) (e)	800	529
EnCana Corp.	23	1,061
ENI SpA	115	2,767
EOG Resources Inc.	10	666
Exxon Mobil Corp.	122	9,739
Galp Energia SGPS SA	90	904
Hess Corp.	34	1,824
KazMunaiGas Exploration Production	220	2,789
Nexen Inc.	134	2,328
OAO Gazprom	155	2,233
Occidental Petroleum Corp.	46	2,760
Petroleo Brasileiro SA - Petrobras - ADR (e)	190	4,653
Prosafe Production Public Ltd. (c) (e)	125	201
ProSafe SE (c) (e)	125	476
Range Resources Corp.	22	757
Rosneft Oil Co.	230	870
Royal Dutch Shell Plc - Class B	300	7,605
SBM Offshore NV	70	920
Suncor Energy Inc.	80	1,537
Total SA (e)	55	3,024

Urals Energy Public Co. Ltd. (c)	26	5
XTO Energy Inc.	21	741
		58,636
HEALTH CARE - 1.4%
Bayer AG	50	2,912

MATERIALS - 67.5%
Alumina Ltd.	1,350	1,360
Anglo American Plc	320	7,468
ArcelorMittal	225	5,454
ArcelorMittal South Africa Ltd. (e)	170	1,639
Barrick Gold Corp.	320	11,766
BHP Billiton Plc	1,040	20,171
Companhia Vale do Rio Doce - ADR (e)	250	3,028
Equinox Minerals Ltd. (c)	200	217
Evraz Group SA - GDR	45	393
First Quantum Minerals Ltd.	25	357
Freeport-McMoRan Copper & Gold Inc. (e)	157	3,837
Goldcorp Inc.	354	11,009
Impala Platinum Holdings Ltd.	250	3,684
International Paper Co.	610	7,198
JFE Holdings Inc.	50	1,329
Johnson Matthey Plc	100	1,591
Kinross Gold Corp.	580	10,571
Linde AG	45	3,777
Newcrest Mining Ltd.	278	6,617
Nippon Steel Corp. (e)	1,471	4,833
Praxair Inc.	55	3,265
Rio Tinto Plc	465	10,335
Stora Enso Oyj - Class R	500	3,961
Straits Resources Ltd.	600	383
Svenska Cellulosa AB	340	2,952
Symrise AG	310	4,340
Syngenta AG	16	3,108
TEAL Exploration & Mining Inc.	130	295
Umicore	160	3,162
UPM-Kymmene Oyj	425	5,448
Xstrata Plc	170	1,591
		145,139

Total Common Stocks (cost $387,493)		206,687

SHORT TERM INVESTMENTS - 10.7%
Mutual Funds - 3.7%
JNL Money Market Fund, 1.07% (a) (h)	8,034	8,034

Securities Lending Collateral - 7.0%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	15,550	15,061
Mellon GSL Reinvestment Trust II (d) (f) (u)	317	-
		15,061

Total Short Term Investments (cost $23,901)		23,095

Total Investments - 106.9% (cost $411,394)		229,782
Other Assets and Liabilities, Net - (6.9%)		-14,861
Total Net Assets - 100%		$ 214,921

JNL/Credit Suisse Long/Short Fund

COMMON STOCKS - 115.8%
CONSUMER DISCRETIONARY - 13.8%
Carnival Corp.	13	$ 314
News Corp. - Class A (n)	36	323
Ross Stores Inc.	7	214
Time Warner Inc.	52	526
Walt Disney Co.	12	263
Other Securities		4,150
		5,790
CONSUMER STAPLES - 9.8%
Alberto-Culver Co. (n)	12	287
Altria Group Inc. (n)	38	577
Pepsi Bottling Group Inc.	-	7
PepsiAmericas Inc. (n)	5	98
Philip Morris International Inc. (n)	10	453
Walgreen Co.	10	247
Wal-Mart Stores Inc.	7	409
Other Securities		2,011
		4,089
ENERGY - 16.4%
Chevron Corp. (n)	18	1,354
ConocoPhillips	19	984
Enbridge Energy Partners LP	14	352
Exxon Mobil Corp. (n)	34	2,746
Other Securities		1,448
		6,884
FINANCIALS - 21.6%
AFLAC Inc. (n)	7	339
Allstate Corp.	28	904
Assurant Inc. (n)	10	285
Bank of New York Mellon Corp.	17	493
Chubb Corp. (n)	6	281
Hudson City Bancorp Inc. (n)	15	239
Loews Corp.	26	743
Marshall & Ilsley Corp. (n)	18	243
Provident Financial Services Inc.	20	300
State Street Corp.	6	228
T. Rowe Price Group Inc. (n)	6	220
Torchmark Corp. (n)	8	335
Travelers Cos. Inc.	9	411
Unum Group (n)	12	231
Other Securities		3,804
		9,056

HEALTH CARE - 17.2%
Aetna Inc. (n)	8	239
Eli Lilly & Co.	9	375
Johnson & Johnson	15	880
Life Technologies Corp. (n)	11	252
Merck & Co. Inc. (n)	9	268

Pfizer Inc.	50	882
Watson Pharmaceuticals Inc. (c)	13	332
WellPoint Inc. (c)	6	232
Other Securities		3,770
		7,230
INDUSTRIALS - 11.4%
General Dynamics Corp. (n)	9	501
Northrop Grumman Corp.	15	689
Raytheon Co.	7	332
Other Securities		3,260
		4,782
INFORMATION TECHNOLOGY - 13.1%
Automatic Data Processing Inc. (n)	10	389
Cisco Systems Inc. (c) (n)	18	295
Intel Corp. (n)	26	377
Microsoft Corp. (n)	25	484
NCR Corp. (c)	17	239
QLogic Corp. (c) (n)	18	242
Other Securities		3,476
		5,502
MATERIALS - 2.7%
Other Securities		1,143

TELECOMMUNICATION SERVICES - 2.9%
AT&T Inc. (n)	30	855
Other Securities		376
		1,231
UTILITIES - 6.9%
Cleco Corp. (n)	10	221
New Jersey Resources Corp. (n)	10	394
Piedmont Natural Gas Co. (n)	10	307
WGL Holdings Inc.	7	239
Other Securities		1,742
		2,903

Total Common Stocks (cost $51,036)		48,610

SHORT TERM INVESTMENTS - 1.9%
Mutual Funds - 1.9%
JNL Money Market Fund, 1.07% (a) (h)	794	794

Total Short Term Investments (cost $794)		794

Total Investments - 117.7% (cost $51,830)		49,404
Total Securities Sold Short – (16.6%)
(proceeds $7,345)		-6,978
Other Assets and Liabilities, Net - (1.1%)		-454
Total Net Assets - 100%		$ 41,972

Securities Sold Short

Common Stocks - 16.6%
CONSUMER DISCRETIONARY - 2.1%
Home Depot Inc.	3	$ 67
Lowe’s Cos. Inc.	3	58
McDonald’s Corp.	1	81
Nike Inc. - Class B	1	41
Target Corp.	1	48
Other Securities		601
		896
CONSUMER STAPLES - 2.1%
Coca-Cola Co.	3	145
Colgate-Palmolive Co.	1	62
CVS Caremark Corp.	2	49
General Mills Inc.	1	43
Kimberly-Clark Corp.	1	47
Kraft Foods Inc. - Class A	3	91
Kroger Co.	1	34
PepsiCo Inc.	3	181
Other Securities		232
		884
ENERGY - 1.4%
Anadarko Petroleum Corp.	1	39
Apache Corp.	1	37
Devon Energy Corp.	1	59
EOG Resources Inc.	1	40
Hess Corp.	1	38
XTO Energy Inc.	1	42
Other Securities		313
		568
FINANCIALS - 1.5%
American Express Co.	3	58
U.S. Bancorp	4	103
Wells Fargo & Co.	8	230
Other Securities		241
		632
HEALTH CARE - 1.4%
Baxter International Inc.	1	59
Covidien Ltd.	1	40
Medtronic Inc.	2	63
Thermo Fisher Scientific Inc.	1	34
Other Securities		396
		592
INDUSTRIALS - 3.8%
3M Co.	1	75
Burlington Northern Santa Fe Corp.	1	45
Caterpillar Inc.	1	54
Danaher Corp.	1	34
Deere & Co.	1	34
FedEx Corp.	1	45
General Electric Co.	14	233

Lockheed Martin Corp.	1	59
Norfolk Southern Corp.	1	33
Union Pacific Corp.	1	48
United Parcel Service Inc. - Class B	2	121
United Technologies Corp.	2	91
Other Securities		738
		1,610
INFORMATION TECHNOLOGY - 1.3%
EMC Corp.	4	39
QUALCOMM Inc.	3	97
Other Securities		418
		554
MATERIALS - 1.3%
EI Du Pont de Nemours & Co.	2	43
Monsanto Co.	1	77
Praxair Inc.	1	42
Other Securities		379
		541
TELECOMMUNICATION SERVICES - 0.2%
Other Securities		77

UTILITIES - 1.5%
Dominion Resources Inc.	1	39
Edison International Inc.	1	32
Entergy Corp.	-	33
Exelon Corp.	1	67
FirstEnergy Corp.	1	34
FPL Group Inc.	1	45
Southern Co.	2	56
Other Securities		318
		624

Total Common Stock Sold Short - 16.6%
(proceeds $7,345)		$ 6,978

JNL/Eagle Core Equity Fund

COMMON STOCKS - 91.8%
CONSUMER DISCRETIONARY - 15.2%
Comcast Corp. - Class A	118	1,990
Home Depot Inc.	34	776
Omnicom Group Inc.	46	1,241
Staples Inc.	102	1,833
Viacom Inc. - Class B (c)	35	673
		6,513
CONSUMER STAPLES - 4.9%
CVS Caremark Corp.	73	2,083

ENERGY - 9.5%
BP Plc - ADR	29	1,370

ConocoPhillips	16	836
EOG Resources Inc.	15	967
Schlumberger Ltd.	21	877
		4,050
FINANCIALS - 13.1%
American Express Co.	24	440
Bank of America Corp.	54	758
Goldman Sachs Group Inc.	11	946
JPMorgan Chase & Co.	35	1,093
MetLife Inc.	22	757
Morgan Stanley	29	458
State Street Corp.	12	478
SunTrust Banks Inc.	12	344
Wells Fargo & Co.	12	350
		5,624
HEALTH CARE - 17.7%
Covidien Ltd.	23	818
Genzyme Corp. (c)	13	841
Johnson & Johnson	34	2,006
Pfizer Inc.	122	2,165
UnitedHealth Group Inc.	34	910
Zimmer Holdings Inc. (c)	21	840
		7,580
INDUSTRIALS - 7.1%
General Electric Co.	72	1,166
Tyco International Ltd.	54	1,160
United Technologies Corp.	13	710
		3,036
INFORMATION TECHNOLOGY - 22.6%
Adobe Systems Inc. (c)	18	392
Analog Devices Inc.	32	615
Apple Inc. (c)	7	556
Applied Materials Inc.	156	1,578
Cisco Systems Inc. (c)	40	658
eBay Inc. (c)	71	988
Electronic Arts Inc. (c)	49	794
Intel Corp.	80	1,171
Microsoft Corp.	88	1,707
Nortel Networks Corp. (c)	6	2
Oracle Corp. (c)	23	407
Texas Instruments Inc.	51	796
		9,664
TELECOMMUNICATION SERVICES - 1.7%
Sprint Nextel Corp. (c)	400	732

Total Common Stocks (cost $56,576)		39,282

WARRANTS - 0.0%
Raytheon Co. (c)	1	19

Total Warrants (cost $0)		19

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.0%
Mellon GSL Reinvestment Trust II (d) (f) (u)	2	-

Asset-Backed Securities (cost $2)		-

SHORT TERM INVESTMENTS - 7.9%
Mutual Funds - 7.9%
JNL Money Market Fund, 1.07% (a) (h)	3,368	3,368

Total Short Term Investments (cost $3,368)		3,368

Total Investments - 99.7% (cost $59,946)		42,669
Other Assets and Liabilities, Net - 0.3%		113
Total Net Assets - 100%		$ 42,782

JNL/Eagle SmallCap Equity Fund

COMMON STOCKS - 100.6%
CONSUMER DISCRETIONARY - 16.7%
American Public Education Inc. (c) (e)	49	$ 1,806
Bally Technologies Inc. (c)	198	4,760
BJ’s Restaurants Inc. (c) (e)	208	2,239
Entravision Communications Corp. (c) (e)	337	525
Genesco Inc. (e)	245	4,143
John Wiley & Sons Inc.	74	2,643
K12 Inc. (c)	32	599
Lions Gate Entertainment Corp. (c)	275	1,511
Red Robin Gourmet Burgers Inc. (c) (e)	24	399
Shuffle Master Inc. (c)	397	1,970
U.S. Auto Parts Network Inc. (c) (e)	92	129
Universal Electronics Inc. (c)	223	3,624
WMS Industries Inc. (c)	116	3,108
		27,456
CONSUMER STAPLES - 1.0%
Herbalife Ltd.	79	1,724

ENERGY - 6.3%
Core Laboratories NV	27	1,633
Denbury Resources Inc. (c)	117	1,272
Lufkin Industries Inc. (e)	103	3,562
McMoRan Exploration Co. (c)	124	1,215
OYO Geospace Corp. (c) (e)	122	2,125
Petroleum Development Corp. (c)	25	594
		10,401
FINANCIALS - 4.5%
Cash America International Inc. (e)	122	3,350
First Commonwealth Financial Corp. (e)	149	1,840
Investment Technology Group Inc. (c)	95	2,157

		7,347
HEALTH CARE - 27.4%
Amedisys Inc. (c) (e)	42	1,741
American Medical Systems Holdings Inc. (c) (e)	375	3,372
BioMarin Pharmaceutical Inc. (c) (e)	114	2,021
Centene Corp. (c) (e)	189	3,732
Cubist Pharmaceuticals Inc. (c) (e)	104	2,508
Cutera Inc. (c)	199	1,765
Eclipsys Corp. (c) (e)	428	6,071
Hansen Medical Inc. (c)	58	418
Icon Plc - ADR	185	3,633
Lincare Holdings Inc. (c) (e)	112	3,007
MWI Veterinary Supply Inc. (c) (e)	38	1,030
Myriad Genetics Inc. (c) (e)	25	1,624
Onyx Pharmaceuticals Inc. (c)	24	811
Resmed Inc. (c)	53	1,989
SurModics Inc. (c) (e)	76	1,921
Thoratec Corp. (c) (e)	246	8,004
Vital Images Inc. (c) (e)	101	1,406
		45,053
INDUSTRIALS - 14.6%
Ameron International Corp. (e)	29	1,816
Corrections Corp. of America (c)	154	2,515
FTI Consulting Inc. (c) (e)	98	4,389
Geo Group Inc. (c) (e)	186	3,359
Monster Worldwide Inc. (c) (e)	136	1,642
Northwest Pipe Co. (c)	92	3,909
School Specialty Inc. (c) (e)	86	1,650
Waste Connections Inc. (c) (e)	146	4,621
		23,901
INFORMATION TECHNOLOGY - 24.1%
Advanced Energy Industries Inc. (c) (e)	164	1,630
Ansys Inc. (c)	148	4,119
Coherent Inc. (c) (e)	183	3,917
Compellent Technologies Inc. (c) (e)	352	3,423
Dolby Laboratories Inc. - Class A (c) (e)	47	1,554
EMS Technologies Inc. (c)	243	6,279
Factset Research Systems Inc. (e)	69	3,040
Internet Capital Group Inc. (c) (e)	158	859
Lender Processing Services Inc.	51	1,496
Macrovision Solutions Corp. (c) (e)	191	2,416
Netezza Corp. (c)	270	1,791
Quality Systems Inc. (e)	128	5,567
TIBCO Software Inc. (c)	666	3,455
		39,546
MATERIALS - 6.0%
Huntsman Corp.	617	2,123
Intrepid Potash Inc. (c) (e)	129	2,683
Quaker Chemical Corp.	74	1,216
Terra Industries Inc.	104	1,734

Texas Industries Inc. (e)	61	2,099
		9,855

Total Common Stocks (cost $205,306)		165,283

SHORT TERM INVESTMENTS - 32.7%
Mutual Funds - 4.5%
JNL Money Market Fund, 1.07% (a) (h)	7,399	7,399

Securities Lending Collateral - 28.2%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	47,771	46,266
Mellon GSL Reinvestment Trust II (d) (f) (u)	1,272	-
		46,266

Total Short Term Investments (cost $56,442)		53,665

Total Investments - 133.3% (cost $261,748)		218,948
Other Assets and Liabilities, Net - (33.3%)		-54,657
Total Net Assets - 100%		$ 164,291

JNL/Franklin Templeton Founding Strategy Fund

INVESTMENT FUNDS - 100.0%
JNL/Franklin Templeton Global Growth Fund
(83.8%) (a)	33,425	$ 198,210
JNL/Franklin Templeton Income Fund
(44.8%) (a)	26,228	193,825
(73.7%) (a)	30,451	188,799

Total Investment Funds (cost $901,444)		580,834

Total Investments - 100.0% (cost $901,444)		580,834
Other Assets and Liabilities, Net - 0.0%		-33
Total Net Assets - 100%		$ 580,801

JNL/Franklin Templeton Global Growth Fund

COMMON STOCKS - 87.4%
CONSUMER DISCRETIONARY - 15.9%
Accor SA (e)	16	$ 810
Bayerische Motoren Werke AG	62	1,902
Chico’s FAS Inc. (c) (e)	275	1,150
Comcast Corp. - Class A (e)	30	506
Comcast Corp. - Special Class A (e)	242	3,904
Compagnie Generale des Etablissements Michelin	20	1,055
Compass Group Plc	95	474
Expedia Inc. (c)	87	717
Focus Media Holding Ltd. - ADR (c) (e)	36	331
Harley-Davidson Inc. (e)	62	1,051
Home Depot Inc.	23	540

Hyundai Motor Co.	31	991
Inditex SA	12	539
Kingfisher Plc (e)	774	1,525
News Corp. - Class A	398	3,615
NOK Corp. (e)	63	443
Pearson Plc	194	1,831
Reed Elsevier NV	171	2,027
Target Corp.	40	1,365
Time Warner Inc.	341	3,434
Toyota Motor Corp.	70	2,321
USS Co. Ltd. (e)	19	988
Viacom Inc. - Class B (c)	89	1,705
Vivendi SA	124	4,038
Walt Disney Co.	10	226
		37,488
CONSUMER STAPLES - 1.5%
Nestle SA	43	1,697
Premier Foods Plc (e)	826	361
Tesco Plc	299	1,558
		3,616
ENERGY - 7.6%
Aker Kvaerner ASA (e)	50	331
BP Plc	503	3,881
El Paso Corp. (e)	223	1,747
ENI SpA	117	2,818
OAO Gazprom	41	595
Royal Dutch Shell Plc - Class B	141	3,564
SBM Offshore NV	45	590
Total SA (e)	82	4,482
		18,008
FINANCIALS - 10.6%
ACE Ltd.	25	1,302
American Express Co.	59	1,091
Aviva Plc	361	2,047
Bank of America Corp.	77	1,082
Cheung Kong Holdings Ltd.	52	496
HSBC Holdings Plc (e)	288	2,860
ICICI Bank Ltd. - ADR (e)	25	475
ING Groep NV	132	1,450
Intesa Sanpaolo SpA	580	2,106
JPMorgan Chase & Co.	16	503
KB Financial Group Inc. - ADR (c)	40	1,048
Mitsubishi UFJ Financial Group Inc.	164	1,031
Muenchener Rueckversicherungs AG	7	1,122
Old Mutual Plc	681	547
Progressive Corp.	124	1,835
Royal Bank of Scotland Group Plc	733	540
Standard Life Plc (t) (v)	310	904
Sumitomo Mitsui Financial Group Inc. (e) (f)	-	611
Swire Pacific Ltd.	71	492

Torchmark Corp.	30	1,341
UBS AG (c)	66	964
UniCredit SpA (e)	516	1,312
		25,159
HEALTH CARE - 17.2%
Abbott Laboratories	16	869
Amgen Inc. (c)	134	7,751
Boston Scientific Corp. (c)	341	2,637
Bristol-Myers Squibb Co.	25	572
Covidien Ltd.	93	3,367
GlaxoSmithKline Plc	248	4,608
Merck & Co. Inc.	64	1,953
Merck KGaA	17	1,541
Novartis AG	88	4,395
Olympus Corp. (e)	33	661
Pfizer Inc.	260	4,605
Quest Diagnostics Inc.	62	3,215
Sanofi-Aventis SA	69	4,424
		40,598
INDUSTRIALS - 12.2%
Adecco SA	29	999
BAE Systems Plc	154	838
Deutsche Post AG	126	2,127
Ebara Corp. (e)	500	1,163
FedEx Corp.	46	2,980
General Electric Co.	228	3,694
Koninklijke Philips Electronics NV	85	1,685
Pentair Inc.	10	241
Pitney Bowes Inc.	62	1,578
Randstad Holdings NV	38	772
Shanghai Electric Group Co. Ltd. (c) (e)	2,294	940
Siemens AG	52	3,886
Tyco International Ltd.	129	2,787
United Parcel Service Inc. - Class B (e)	72	3,986
Wolseley Plc	200	1,116
		28,792
INFORMATION TECHNOLOGY - 14.1%
Accenture Ltd.	196	6,432
Cisco Systems Inc. (c)	114	1,865
Flextronics International Ltd. (c)	166	425
FUJIFILM Holdings Corp.	48	1,063
Konica Minolta Holdings Inc.	114	883
Microsoft Corp.	240	4,666
Oracle Corp. (c)	330	5,851
Samsung Electronics Co. Ltd. (e)	1	97
Samsung Electronics Co. Ltd. - GDR	17	3,007
SAP AG	62	2,239
Seagate Technology Inc.	203	899
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	415	3,279
Telefonaktiebolaget LM Ericsson - Class B (e)	86	667

Tyco Electronics Ltd.	114	1,841
		33,214
MATERIALS - 1.3%
CRH Plc	62	1,568
Svenska Cellulosa AB	90	779
UPM-Kymmene Oyj	60	769
		3,116
TELECOMMUNICATION SERVICES - 7.0%
France Telecom SA	124	3,463
Singapore Telecommunications Ltd.	1,548	2,759
Sprint Nextel Corp. (c)	465	850
Telefonica SA	119	2,687
Telekom Austria AG	155	2,253
Turkcell Iletisim Hizmet AS - ADR	94	1,375
Vodafone Group Plc	1,554	3,183
		16,570

Total Common Stocks (cost $343,731)		206,561

PREFERRED STOCKS - 0.6%
HEALTH CARE - 0.6%
Roche Holding AG	9	1,336

Total Preferred Stocks (cost $1,243)		1,336

SHORT TERM INVESTMENTS - 17.9%
Mutual Funds - 10.1%
JNL Money Market Fund, 1.07% (a) (h)	23,916	23,916

Securities Lending Collateral - 7.8%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	18,961	18,364
Mellon GSL Reinvestment Trust II (d) (f) (u)	527	-
		18,364

Total Short Term Investments (cost $43,404)		42,280

Total Investments - 105.9% (cost $388,378)		250,177
Other Assets and Liabilities, Net - (5.9%)		-14,001
Total Net Assets - 100%		$ 236,176

JNL/Franklin Templeton Income Fund

COMMON STOCKS - 30.3%
CONSUMER DISCRETIONARY - 0.3%
Other Securities		$ 1,394

ENERGY - 2.6%
Canadian Oil Sands Trust	250	4,273
ConocoPhillips	100	5,180

Other Securities		1,810
		11,263
FINANCIALS - 4.1%
Bank of America Corp.	415	5,843
HSBC Holdings Plc	300	2,936
iStar Financial Inc. (e)	85	189
Wells Fargo & Co.	250	7,358
Other Securities		1,235
		17,561
HEALTH CARE - 3.7%
Merck & Co. Inc.	200	6,080
Pfizer Inc.	550	9,740
		15,820
INFORMATION TECHNOLOGY - 1.6%
Intel Corp.	300	4,398
Other Securities		2,284
		6,682
MATERIALS - 0.1%
Other Securities		640

TELECOMMUNICATION SERVICES - 1.3%
AT&T Inc.	150	4,275
Other Securities		1,356
		5,631
UTILITIES - 16.6%
AGL Resources Inc.	100	3,135
Ameren Corp.	100	3,326
American Electric Power Co. Inc. (e)	100	3,328
Consolidated Edison Inc. (e)	120	4,672
Dominion Resources Inc. (e)	130	4,659
Duke Energy Corp. (e)	375	5,629
FirstEnergy Corp.	70	3,401
FPL Group Inc. (e)	64	3,231
PG&E Corp.	200	7,742
Pinnacle West Capital Corp.	100	3,213
Public Service Enterprise Group Inc.	170	4,959
Sempra Energy	76	3,236
Southern Co. (e)	150	5,550
Xcel Energy Inc. (e)	350	6,492
Other Securities		9,357
		71,930

Total Common Stocks (cost $184,175)		130,921

PREFERRED STOCKS - 6.2%
CONSUMER DISCRETIONARY - 0.1%
General Motors Corp., 6.25%, Series C	100	320

FINANCIALS - 4.9%
Bank of America Corp., Convertible Preferred,

7.25%, Series L, 01/30/13 (p)	4	2,776
Goldman Sachs Group Inc., 9.00%, 08/18/09 (t) (v)	43	1,427
Goldman Sachs Group Inc., Convertible Preferred,
10.00%, Series ABX, 02/27/09 (t) (v)	76	2,852
Morgan Stanley, Convertible Preferred,
5.26%, 01/21/09 (t) (v)	100	7,856
Other Securities		6,156
		21,067
HEALTH CARE - 0.8%
Schering-Plough Corp., Convertible Preferred,
6.00%, 08/13/10	20	3,491

UTILITIES - 0.4%
Other Securities		1,955

Total Preferred Stocks (cost $59,888)		26,833

CORPORATE BONDS AND NOTES - 54.6%
CONSUMER DISCRETIONARY - 10.4%
Cablevision Systems Corp., 8.00%, 04/15/12 (e) (k)	4,500	4,005
Charter Communications Holdings II LLC,
10.25%, 09/15/10 (e)	7,000	3,220
Clear Channel Communications Inc. Term Loan B,
6.50%, 11/13/15 (u)	8,000	3,910
DirecTV Holdings LLC, 7.63%, 05/15/16	4,700	4,559
Dollar General Corp.
10.63%, 07/15/15 (e)	4,500	4,298
11.88%, 07/15/17 (e)	2,500	2,138
EchoStar DBS Corp., 7.75%, 05/31/15 (e)	5,000	4,250
General Motors Corp., 8.38%, 07/15/33	1,200	210
MGM Mirage Inc.
6.75%, 04/01/13	2,900	1,943
13.00%, 11/15/13 (e) (t) (v)	1,500	1,429
Other Securities		15,196
		45,158
CONSUMER STAPLES - 1.4%
Altria Group Inc.
8.50%, 11/10/13	1,500	1,554
9.70%, 11/10/18	3,500	3,783
Other Securities		905
		6,242
ENERGY - 8.8%
Chesapeake Energy Corp.
6.50%, 08/15/17	4,000	3,060
6.25%, 01/15/18 (e)	2,200	1,628
7.25%, 12/15/18	5,000	3,900
El Paso Corp.
12.00%, 12/12/13 (e)	1,600	1,568
7.25%, 06/01/18	3,500	2,778
7.75%, 01/15/32	1,000	649

Sabine Pass LNG LP
7.25%, 11/30/13 (e)	1,350	986
7.50%, 11/30/16	3,000	2,160
Texas Competitive Electric Holdings Co. LLC, Term Loan
5.96%, 10/24/14 (u)	405	282
6.24%, 10/24/14 (u)	2,560	1,781
6.48%, 10/24/14 (u)	2,000	1,392
Texas Competitive Electric Holdings Co. LLC
10.25%, 11/01/15 (t) (v)	5,000	3,550
10.50%, 11/01/16 (t) (v)	4,000	2,000

Other Securities		12,222
		37,956
FINANCIALS - 16.6%
American Express Credit Corp., 7.30%, 08/20/13	3,000	3,071
Ford Motor Credit Co. LLC
7.38%, 10/28/09	11,450	10,056
7.88%, 06/15/10	7,500	6,001
9.75%, 09/15/10 (k)	2,000	1,600
9.88%, 08/10/11 (e)	1,000	738
7.25%, 10/25/11	1,000	731
GMAC LLC
5.63%, 05/15/09 (e)	6,000	5,766
7.75%, 01/19/10 (e)	10,000	8,919
6.88%, 09/15/11	4,000	3,239
6.88%, 08/28/12	1,200	910
Host Hotels & Resorts LP
6.88%, 11/01/14	1,000	770
6.38%, 03/15/15	2,100	1,565
6.75%, 06/01/16 (e)	1,000	730
iStar Financial Inc.
5.15%, 03/01/12	500	158
4.38%, 10/01/12 (i)	4,500	1,316
8.63%, 06/01/13 (e)	5,000	1,550
JPMorgan Chase & Co., 7.90%
(callable at 100 beginning 04/30/18) (p)	5,600	4,658
Morgan Stanley, 5.30%, 03/01/13	2,500	2,267
Wells Fargo Capital XIII, 7.70%
(callable at 100 beginning 03/26/13) (p)	900	743
Wells Fargo Capital XV, 9.75%
(callable at 100 beginning 09/26/13) (e) (p)	3,000	3,030
Other Securities		14,112
		71,930
HEALTH CARE - 5.0%
Community Health Systems Inc., 8.88%, 07/15/15 (e)	4,000	3,680
Tenet Healthcare Corp.
6.38%, 12/01/11	7,000	5,408
7.38%, 02/01/13	1,000	712
9.25%, 02/01/15 (e) (k)	9,000	7,245
Other Securities		4,516

		21,561
INDUSTRIALS - 2.8%
Allied Waste Industries Inc.
5.75%, 02/15/11	500	469
6.13%, 02/15/14 (e)	500	452
7.38%, 04/15/14	5,000	4,725
7.13%, 05/15/16	1,400	1,274
Other Securities		5,181
		12,101
INFORMATION TECHNOLOGY - 4.6%
First Data Corp., 9.88%, 09/24/15 (e)	5,500	3,328
First Data Corp., Term Loan
5.45%, 09/24/14 (u)	215	137
5.55%, 09/24/14 (u)	1,775	1,136
5.23%, 10/01/14 (u)	3,715	2,404
5.45%, 10/01/14 (u)	245	159
Freescale Semiconductor Inc.
8.88%, 12/15/14 (e)	6,500	2,860
10.13%, 12/15/16 (e)	4,000	1,640
Other Securities		8,179
		19,843
MATERIALS - 1.4%
Other Securities		5,875

TELECOMMUNICATION SERVICES - 0.1%
Other Securities		323

UTILITIES - 3.5%
Dominion Resources Inc., 8.88%, 01/15/19	1,000	1,078
Dynegy Holdings Inc.
6.88%, 04/01/11	1,500	1,312
8.75%, 02/15/12 (e)	2,000	1,760
7.50%, 06/01/15	1,225	858
7.75%, 06/01/19	2,000	1,380
Sempra Energy, 8.90%, 11/15/13	1,000	1,010
Other Securities		7,548
		14,946

Total Corporate Bonds and Notes (cost $347,124)		235,935

SHORT TERM INVESTMENTS - 23.2%
Mutual Funds - 8.2%
JNL Money Market Fund, 1.07% (a) (h)	35,441	35,441

Securities Lending Collateral - 15.0%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	67,112	64,998
Mellon GSL Reinvestment Trust II (d) (f) (u)	1,285	-
		64,998

Total Short Term Investments (cost $103,838)		100,439

Total Investments - 114.3% (cost $695,025)		494,128
Other Assets and Liabilities, Net - (14.3%)		-61,667
Total Net Assets - 100%		$ 432,461

JNL/Franklin Templeton Mutual Shares Fund

COMMON STOCKS - 82.0%
CONSUMER DISCRETIONARY - 9.4%
Comcast Corp. - Special Class A	399	$ 6,449
Mattel Inc.	236	3,776
News Corp. - Class A	449	4,081
Time Warner Inc.	302	3,034
Viacom Inc. - Class B (c)	104	1,991
Other Securities		4,639
		23,970
CONSUMER STAPLES - 21.8%
Altria Group Inc.	162	2,433
British American Tobacco Plc	241	6,299
Cadbury Plc	254	2,243
Carrefour SA	60	2,314
CVS Caremark Corp.	180	5,182
Dr. Pepper Snapple Group Inc. (c)	113	1,837
Imperial Tobacco Group Plc	203	5,431
Japan Tobacco Inc.	1	2,047
Kraft Foods Inc. - Class A	131	3,511
Kroger Co.	108	2,849
KT&G Corp.	26	1,614
Nestle SA	128	5,076
Pernod-Ricard SA	40	2,992
Reynolds American Inc.	94	3,785
UST Inc.	36	2,500
Other Securities		5,676
		55,789
ENERGY - 5.3%
Marathon Oil Corp.	95	2,595
Royal Dutch Shell Plc - Class A	118	3,113
Other Securities		7,908
		13,616
FINANCIALS - 13.5%
ACE Ltd.	47	2,473
Alexander’s Inc.	6	1,637
Berkshire Hathaway Inc. - Class B (c)	3	8,469
JPMorgan Chase & Co.	70	2,213
U.S. Bancorp	76	1,893
White Mountains Insurance Group Ltd.	14	3,797
Other Securities		14,040
		34,522
HEALTH CARE - 3.8%
Genentech Inc. (c)	25	2,064

Novartis AG	47	2,369
Other Securities		5,400
		9,833
INDUSTRIALS - 8.3%
Deutsche Post AG	143	2,410
Koninklijke Philips Electronics NV	87	1,729
Orkla ASA	470	3,127
Siemens AG	40	3,022
United Technologies Corp.	47	2,534
Other Securities		8,420
		21,242
INFORMATION TECHNOLOGY - 7.0%
Alliance Data Systems Corp. (c)	41	1,923
Dell Inc. (c)	274	2,810
Microsoft Corp.	244	4,739
Tyco Electronics Ltd.	99	1,606
Other Securities		6,945
		18,023
MATERIALS - 5.2%
International Paper Co.	189	2,225
Linde AG	33	2,794
Weyerhaeuser Co.	124	3,794
Other Securities		4,390
		13,203
TELECOMMUNICATION SERVICES - 3.3%
Koninklijke KPN N.V.	145	2,108
Qwest Communications International Inc.	1,127	4,104
Telefonica SA	98	2,208
		8,420
UTILITIES - 4.4%
Constellation Energy Group Inc.	82	2,058
E.ON AG	102	4,006
Exelon Corp.	40	2,228
GDF Suez	34	1,675
Other Securities		1,350
		11,317

Total Common Stocks (cost $338,471)		209,935

PREFERRED STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Other Securities		8

Total Preferred Stocks (cost $91)		8

OTHER EQUITY INTERESTS - 0.0%
Other Securities		-

Total Other Equity Interests (cost $1)		-

CORPORATE BONDS AND NOTES - 1.8%
CONSUMER DISCRETIONARY - 0.3%
Other Securities		636

ENERGY - 0.4%
Other Securities		1,099

FINANCIALS - 0.4%
Other Securities		982

INFORMATION TECHNOLOGY - 0.2%
Other Securities		410

UTILITIES - 0.5%
Other Securities		1,373

Total Corporate Bonds and Notes (cost $8,062)		4,500

SHORT TERM INVESTMENTS - 15.6%
Federal Home Loan Bank - 5.0%
Federal Home Loan Bank
2.51%, 01/07/09	3,000	2,999
2.80%, 02/02/09	2,000	1,995
2.83%, 03/31/09	3,000	2,999
2.85%, 04/15/09	3,000	2,975
2.87%, 05/13/09	2,000	1,979
		12,947
Mutual Funds - 10.6%
JNL Money Market Fund, 1.07% (a) (h)	27,085	27,085

Total Short Term Investments (cost $40,012)		40,032

Total Investments - 99.4% (cost $386,637)		254,475
Other Assets and Liabilities, Net - 0.6%		1,636
Total Net Assets - 100%		$ 256,111

JNL/Franklin Templeton Small Cap Value Fund

COMMON STOCKS - 92.0%
CONSUMER DISCRETIONARY - 15.7%
Autoliv Inc.	32	$ 685
Brown Shoe Co. Inc. (e)	113	956
Brunswick Corp. (e)	111	466
Christopher & Banks Corp. (e)	125	700
DR Horton Inc. (e)	78	551
Ethan Allen Interiors Inc. (e)	53	762
Fred’s Inc. (e)	90	968
Gentex Corp. (e)	67	590
Group 1 Automotive Inc. (e)	49	532
Gymboree Corp. (c)	8	209

Hooker Furniture Corp. (e)	40	304
La-Z-Boy Inc.	139	301
M/I Homes Inc.	55	580
MDC Holdings Inc.	37	1,118
Men’s Wearhouse Inc. (e)	54	731
Monaco Coach Corp. (e)	170	87
Pier 1 Imports Inc. (c)	76	28
Regis Corp. (e)	30	436
Russ Berrie & Co. Inc. (c) (e)	40	119
Saks Inc. (c) (e)	108	472
Thor Industries Inc. (e)	80	1,053
Timberland Co. - Class A (c) (e)	7	85
Tuesday Morning Corp. (c) (e)	166	270
Warnaco Group Inc. (c)	29	573
West Marine Inc. (c) (e)	80	339
Winnebago Industries Inc. (e)	76	458
Zale Corp. (c) (e)	70	233
		13,606
CONSUMER STAPLES - 1.3%
Casey’s General Stores Inc.	49	1,107

ENERGY - 7.2%
Arch Coal Inc.	10	163
Atwood Oceanics Inc. (c)	20	306
Bristow Group Inc. (c) (e)	37	994
CARBO Ceramics Inc. (e)	2	71
General Maritime Corp. (c)	42	449
Global Industries Ltd. (c) (e)	115	400
Helix Energy Solutions Group Inc. (c) (e)	44	316
Oil States International Inc. (c)	32	589
Overseas Shipholding Group Inc. (e)	12	505
Rowan Cos. Inc. (e)	40	631
Teekay Corp.	35	678
Tidewater Inc. (e)	12	483
Unit Corp. (c) (e)	24	644
		6,229
FINANCIALS - 18.3%
American National Insurance Co.	10	745
Arthur J Gallagher & Co.	14	365
Aspen Insurance Holdings Ltd.	86	2,090
Chemical Financial Corp. (e)	32	892
Corus Bankshares Inc. (e)	130	144
Erie Indemnity Co. - Class A	24	903
IPC Holdings Ltd.	44	1,301
Montpelier Re Holdings Ltd. (e)	112	1,884
Old Republic International Corp.	184	2,193
Peoples Bancorp Inc.	2	44
Protective Life Corp. (e)	45	650
RLI Corp. (e)	18	1,113
StanCorp Financial Group Inc. (e)	29	1,199

Syncora Holdings Ltd. (c) (e)	104	18
TrustCo Bank Corp. (e)	203	1,931
Zenith National Insurance Corp.	10	328
		15,800
HEALTH CARE - 1.7%
STERIS Corp.	20	468
Teleflex Inc.	10	516
West Pharmaceutical Services Inc.	12	468
		1,452
INDUSTRIALS - 29.9%
ABM Industries Inc. (e)	69	1,309
American Woodmark Corp. (e)	30	549
AO Smith Corp.	10	295
Apogee Enterprises Inc.	102	1,053
Applied Industrial Technologies Inc.	20	378
Astec Industries Inc. (c) (e)	8	254
Brady Corp. - Class A (e)	38	915
Briggs & Stratton Corp. (e)	46	811
Carlisle Cos. Inc.	48	994
CIRCOR International Inc. (e)	12	331
CNH Global NV	9	133
EMCOR Group Inc. (c)	27	594
Franklin Electric Co. Inc. (e)	32	911
Genesee & Wyoming Inc. - Class A (c) (e)	54	1,653
Gibraltar Industries Inc. (e)	100	1,194
Graco Inc. (e)	48	1,127
Kansas City Southern (c)	3	65
Kennametal Inc.	38	850
Lincoln Electric Holdings Inc.	20	1,034
Mine Safety Appliances Co. (e)	45	1,076
Mueller Industries Inc.	66	1,660
Nordson Corp. (e)	25	820
Powell Industries Inc. (c)	7	200
Roper Industries Inc.	20	868
Simpson Manufacturing Co. Inc. (e)	50	1,388
SkyWest Inc.	78	1,449
Timken Co.	12	236
Trinity Industries Inc. (e)	51	810
Universal Forest Products Inc. (e)	67	1,800
Wabash National Corp. (e)	149	671
Watts Water Technologies Inc. (e)	17	424
		25,852
INFORMATION TECHNOLOGY - 5.0%
Avocent Corp. (c) (e)	12	215
Benchmark Electronics Inc. (c)	122	1,555
Cohu Inc. (e)	67	814
Diebold Inc.	8	211
Mettler Toledo International Inc. (c)	13	883
Omnivision Technologies Inc. (c)	54	285
Rofin-Sinar Technologies Inc. (c)	19	391

		4,354
MATERIALS - 10.0%
Airgas Inc.	28	1,092
AptarGroup Inc. (e)	9	324
Cabot Corp.	38	586
Gerdau AmeriSteel Corp. (e)	132	800
Glatfelter	75	698
Mercer International Inc. (c) (e)	73	141
Reliance Steel & Aluminum Co.	46	911
RPM International Inc.	87	1,156
Steel Dynamics Inc.	107	1,196
United States Steel Corp.	5	186
Westlake Chemical Corp. (e)	98	1,603
		8,693
UTILITIES - 2.9%
Atmos Energy Corp.	15	357
Energen Corp.	17	504
NV Energy Inc.	163	1,608
		2,469

Total Common Stocks (cost $118,785)		79,562

SHORT TERM INVESTMENTS - 34.2%
Mutual Funds - 9.6%
JNL Money Market Fund, 1.07% (a) (h)	8,349	8,349

Securities Lending Collateral - 24.6%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	21,963	21,271
Mellon GSL Reinvestment Trust II (d) (f) (u)	636	-
		21,271

Total Short Term Investments (cost $30,948)		29,620

Total Investments - 126.2% (cost $149,733)		109,182
Other Assets and Liabilities, Net - (26.2%)		-22,644
Total Net Assets - 100%		$ 86,538

JNL/Goldman Sachs Core Plus Bond Fund

COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Home Interior Gift Inc. (c) (f) (u)	491	$ 5

FINANCIALS - 0.0%
Contifinancial Corp. Liquidating Trust (c) (f) (s) (u)	234	2

INFORMATION TECHNOLOGY - 0.0%
Axiohm Transaction Solutions Inc. (c) (f) (u)	1	1

MATERIALS - 0.0%
Applied Extrusion Technologies Inc. - Class B (c) (e) (f) (s) (u)	2	4

Total Common Stocks (cost $379)		12

PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
TCR Holdings - Class B (f)	-	-
TCR Holdings - Class C (f)	-	-
TCR Holdings - Class D (f)	1	-
TCR Holdings - Class E (f)	1	-

Total Preferred Stocks (cost $0)		-

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 14.9%
Adjustable Rate Mortgage Trust REMIC,
5.00%, 04/25/35 (i)	$ 454	275
Airplanes Pass-Through Trust, 10.88%, 03/15/12 (d) (f)	247	-
American Home Mortgage Assets Trust REMIC,
3.18%, 02/25/47 (i)	4,256	1,430
Amortizing Residential Collateral Trust REMIC,
1.67%, 08/25/32 (i)	82	39
Asset Backed Securities Corp. Home Equity REMIC,
3.32%, 04/15/33 (i)	54	27
Banc of America Commercial Mortgage Inc. REMIC,
5.41%, 09/10/47	4,700	3,715
Banc of America Funding Corp.
REMIC, 5.83%, 06/20/36 (i)	2,586	1,349
REMIC, 5.79%, 10/25/36 (i)	1,362	1,139
REMIC, 0.79%, 06/20/47 (i)	1,700	292
Banc of America Mortgage Securities Inc. REMIC,
4.81%, 09/25/35 (i)	1,640	1,221
BCAP LLC Trust REMIC, 1.11%, 11/25/36 (i)	1,058	485
Bear Stearns Adjustable Rate Mortgage Trust
REMIC, 4.71%, 04/25/34 (i)	599	416
REMIC, 4.79%, 11/25/34 (i)	1,678	1,263
REMIC, 5.08%, 06/25/35 (i)	1,817	893
Bear Stearns Alt-A Trust II REMIC,
6.23%, 09/25/47 (i)	3,459	1,568
Carrington Mortgage Loan Trust REMIC,
0.70%, 12/25/35 (i)	209	196
Chase Mortgage Finance Corp. REMIC,
4.17%, 02/25/37 (i)	758	579
CIT Mortgage Loan Trust
REMIC, 1.47%, 05/25/09 (f) (i) (t) (u)	1,894	1,373
REMIC, 1.72%, 01/25/10 (f) (i) (t) (u)	700	280
REMIC, 1.92%, 09/25/24 (f) (i) (t) (u)	1,280	384
Citigroup Mortgage Loan Trust Inc. REMIC,
5.66%, 12/25/35 (i)	2,005	978
Commercial Mortgage Asset Trust REMIC,

7.35%, 01/17/32	400	352
Countrywide Alternative Loan Trust
REMIC, 3.98%, 09/25/35 (i)	337	163
REMIC, 3.86%, 11/25/47 (i)	4,780	1,811
Countrywide Asset-Backed Certificates
REMIC, 1.72%, 06/25/34 (i)	198	81
Countrywide Home Equity Loan Trust
REMIC, 1.40%, 05/15/36 (i)	1,567	266
Countrywide Home Loan Mortgage Pass-Through Trust
REMIC, 5.29%, 02/19/34 (i)	735	466
REMIC, 4.54%, 11/20/34 (i)	592	314
REMIC, 4.90%, 08/20/35 (i)	2,540	1,264
Credit Suisse Mortgage Capital Certificates
REMIC, 6.50%, 10/25/21	4,400	2,584
REMIC, 5.61%, 02/15/39 (i)	3,060	2,485
REMIC, 5.47%, 09/15/39	6,000	4,415
Deutsche Bank Alternate Loan Trust
REMIC, 4.94%, 08/25/35 (i)	1,114	893
Downey Savings & Loan Association Mortgage Loan Trust
REMIC, 3.40%, 03/19/46 (i)	588	222
REMIC, 3.40%, 03/19/47 (i)	588	132
First Horizon Asset Securities Inc. Pass-Through Trust
REMIC, 4.43%, 07/25/33 (i)	266	194
First Union National Bank Commercial Mortgage Trust -
Interest Only REMIC, 0.56%, 05/17/32 (i) (s) (u)	10,473	103
GMAC Mortgage Corp. Loan Trust
REMIC, 7.00%, 09/25/37 (i)	518	212
REMIC, 7.00%, 09/25/37 (i)	495	203
Green Tree Financial Corp.
REMIC, 7.07%, 01/15/29	292	248
GSMPS Mortgage Loan Trust, 2.71%, 02/25/35 (i) (t) (u)	180	127
GSR Mortgage Loan Trust REMIC, 5.28%, 10/25/35 (i)	802	469
Harborview Mortgage Loan Trust
REMIC, 0.85%, 06/20/35 (i)	1,469	704
REMIC, 5.73%, 12/19/35 (i)	1,391	731
REMIC, 0.83%, 01/19/36 (i)	1,530	706
REMIC, 5.98%, 08/19/36 (i)	2,892	1,334
HFC Home Equity Loan Asset Backed Certificates
REMIC, 1.71%, 11/20/36 (i)	2,150	1,255
Impac CMB Trust REMIC, 0.79%, 03/25/35 (i)	210	90
IndyMac Index Mortgage Loan Trust
REMIC, 0.78%, 06/25/34 (i)	502	299
REMIC, 5.71%, 03/25/35 (i)	859	736
REMIC, 5.32%, 08/25/35 (i)	929	568
REMIC, 5.40%, 09/25/35 (i)	1,265	675
REMIC, 0.68%, 05/25/46 (i)	1,414	572
JPMorgan Chase & Co. Mortgage Funding Trust
REMIC, 0.63%, 12/25/36 (i)	3,930	1,694
JPMorgan Chase Commercial Mortgage Securities Corp.
REMIC, 4.94%, 08/15/42 (i)	7,000	5,515

LB-UBS Commercial Mortgage Trust
6.65%, 11/15/27	6,000	5,890
REMIC, 5.32%, 09/15/39	1,000	785
Lehman XS Trust
REMIC, 0.73%, 02/25/46 (i)	2,902	1,181
REMIC, 2.25%, 09/25/47 (i)	1,901	642
Luminent Mortgage Trust
REMIC, 0.66%, 07/25/36 (i)	1,276	494
REMIC, 0.66%, 05/25/46 (i)	857	380
MASTR Adjustable Rate Mortgages Trust
REMIC, 5.72%, 10/25/34 (i)	357	247
REMIC, 5.74%, 12/25/34 (i)	123	65
REMIC, 4.85%, 01/25/36 (i)	1,380	1,101
REMIC, 3.68%, 12/25/46 (i)	4,618	1,662
MASTR Seasoned Securities Trust
REMIC, 5.73%, 10/25/32 (i)	431	284
Merit Securities Corp. REMIC, 1.97%, 09/28/32 (i) (t) (u)	475	332
Mid-State Trust, 7.34%, 07/01/35	263	259
Morgan Stanley Capital I REMIC, 5.21%, 11/14/42 (i)	1,500	1,217
Morgan Stanley Mortgage Loan Trust
REMIC, 4.88%, 08/25/34 (i)	243	114
REMIC, 5.78%, 03/25/36 (i)	2,377	1,085
REMIC, 0.59%, 10/25/36 (i)	261	224
Residential Accredit Loans Inc.
REMIC, 5.49%, 10/25/37 (i)	4,803	1,500
REMIC, 3.48%, 01/25/46 (i)	1,633	703
Residential Funding Mortgage Securities I Inc.
REMIC, 4.78%, 08/25/35 (i)	911	408
REMIC, 5.18%, 09/25/35 (i)	1,457	894
Sail Net Interest Margin Notes
7.75%, 04/27/33 (t) (u)	6	-
5.50%, 03/27/34 (t) (u)	45	-
SLM Student Loan Trust, 3.55%, 10/25/17 (i)	750	747
Structured Adjustable Rate Mortgage Loan Trust
REMIC, 4.38%, 05/25/34 (i)	787	503
REMIC, 5.25%, 09/25/34 (i)	335	160
REMIC, 5.45%, 11/25/34 (i)	1,505	851
Structured Asset Mortgage Investments Inc.
REMIC, 6.65%, 08/25/35 (i)	144	101
REMIC, 3.98%, 08/25/47 (i)	4,772	2,013
Structured Asset Securities Corp.
REMIC, 4.95%, 09/25/33 (i)	980	664
Washington Mutual Alternative Mortgage Pass-
Through Certificates REMIC, 5.96%, 10/25/36 (i)	1,044	980
Washington Mutual Mortgage Pass-Through Certificates
REMIC, 4.24%, 06/25/34 (i)	1,193	844
REMIC, 5.05%, 12/25/35 (i)	2,647	2,131
REMIC, 5.51%, 09/25/36 (i)	1,799	1,259
REMIC, 0.70%, 04/25/45 (i)	216	102
Wells Fargo Alternative Loan Trust

REMIC, 6.60%, 12/28/37 (i)	4,169	1,894
Wells Fargo Mortgage Backed Securities Trust
REMIC, 4.54%, 02/25/35 (i)	3,249	2,046
REMIC, 5.24%, 04/25/36 (i)	787	570

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $144,218)		84,117

CORPORATE BONDS AND NOTES - 23.3%
CONSUMER DISCRETIONARY - 1.8%
AMC Entertainment Inc., 11.00%, 02/01/16	55	38
Comcast Cable Communications Holdings Inc.,
8.38%, 03/15/13	975	1,009
Comcast Corp., 5.50%, 03/15/11 (e)	375	367
Comcast Holdings Corp., 10.63%, 07/15/12	875	929
COX Communications Inc., 7.88%, 08/15/09	1,475	1,450
CSC Holdings Inc.
8.13%, 08/15/09	150	149
7.25%, 04/15/12	250	229
Dex Media West LLC, 9.88%, 08/15/13	196	47
DirecTV Holdings LLC, 8.38%, 03/15/13	130	129
EchoStar DBS Corp., 6.63%, 10/01/14	575	480
General Motors Corp.
8.25%, 07/15/23 (e)	440	73
8.38%, 07/15/33	20	4
Hertz Corp., 8.88%, 01/01/14	65	40
Idearc Inc., 8.00%, 11/15/16	315	24
Las Vegas Sands Corp., 6.38%, 02/15/15 (e)	225	130
MGM Mirage Inc.
6.75%, 09/01/12 (e)	205	144
7.63%, 01/15/17 (e)	360	232
Neiman-Marcus Group Inc., 10.38%, 10/15/15 (e)	100	43
News America Inc., 6.65%, 11/15/37	425	421
Pinnacle Entertainment Inc., 8.75%, 10/01/13	175	138
R.H. Donnelley Corp.
6.88%, 01/15/13	35	5
6.88%, 01/15/13	15	2
11.75%, 05/15/15 (t) (u)	246	60
Rainbow National Services LLC, 10.38%, 09/01/14 (t) (u)	80	71
Sealy Mattress Co., 8.25%, 06/15/14	175	103
Sinclair Television Group Inc., 8.00%, 03/15/12	35	26
Station Casinos Inc.
6.50%, 02/01/14	100	6
6.88%, 03/01/16	15	1
7.75%, 08/15/16	60	11
Thomson Reuters Corp., 6.50%, 07/15/18	1,375	1,250
Time Warner Cable Inc.
8.75%, 02/14/19	525	571
6.55%, 05/01/37	1,750	1,677
Videotron Ltee, 6.38%, 12/15/15	125	98

		9,957
CONSUMER STAPLES - 1.2%
Altria Group Inc., 9.70%, 11/10/18	1,475	1,594
BAT International Finance Plc,
9.50%, 11/15/18 (e) (t) (u)	1,150	1,278
CVS Caremark Corp., 5.75%, 06/01/17	975	918
Kraft Foods Inc., 6.50%, 08/11/17	625	628
Philip Morris International Inc., 5.65%, 05/16/18 (e)	2,325	2,305
		6,723
ENERGY - 3.7%
Anadarko Petroleum Corp., 5.95%, 09/15/16	60	53
Canadian Natural Resources Ltd.
5.15%, 02/01/13	900	834
6.25%, 03/15/38	825	648
Chesapeake Energy Corp.
6.63%, 01/15/16	275	217
6.50%, 08/15/17	275	210
Compagnie Generale de Geophysique-Veritas
7.50%, 05/15/15	80	50
7.75%, 05/15/17	190	110
Dresser-Rand Group Inc., 7.38%, 11/01/14 (k)	213	164
El Paso Corp.
7.88%, 06/15/12 (e)	325	292
7.80%, 08/01/31	33	21
7.75%, 01/15/32	515	334
Energy Transfer Partners LP
5.95%, 02/01/15	1,850	1,589
6.70%, 07/01/18	1,525	1,285
Enterprise Products Operating LLC
6.50%, 01/31/19	1,475	1,241
7.03%, 01/15/68 (i)	775	364
EXCO Resources Inc., 7.25%, 01/15/11	250	195
Gulf South Pipeline Co. LP, 6.30%, 08/15/17 (t) (v)	1,200	995
Inergy LP/Inergy Finance Corp., 6.88%, 12/15/14	150	117
Kerr-McGee Corp., 6.95%, 07/01/24	1,460	1,280
Magellan Midstream Partners LP, 6.40%, 07/15/18	1,775	1,502
MidAmerican Energy Holdings Co., 5.95%, 05/15/37	1,750	1,587
Nexen Inc., 6.40%, 05/15/37	1,200	939
ONEOK Partners LP
6.65%, 10/01/36	1,225	949
6.85%, 10/15/37	375	298
OPTI Canada Inc., 8.25%, 12/15/14	105	57
Peabody Energy Corp., 6.88%, 03/15/13	80	76
TEPPCO Partners LP, 6.65%, 04/15/18 (e)	1,500	1,215
Transocean Inc., 6.80%, 03/15/38	850	758
Valero Energy Corp., 7.50%, 04/15/32	1,500	1,199
Whiting Petroleum Corp., 7.00%, 02/01/14	150	106
Williams Cos. Inc.
7.13%, 09/01/11 (e)	50	46
7.63%, 07/15/19	75	59

7.88%, 09/01/21	100	76
XTO Energy Inc., 6.50%, 12/15/18 (e)	1,950	1,888
		20,754
FINANCIALS - 12.3%
American Express Bank FSB, 5.50%, 04/16/13	2,625	2,487
ANZ Capital Trust, 4.48%
(callable at 100 beginning 01/15/10) (p) (t) (v)	1,075	831
Bank of America Corp.
5.42%, 03/15/17	1,300	1,156
5.75%, 12/01/17	225	225
8.00% (callable at 100 beginning 01/30/18) (p)	2,200	1,582
Bear Stearns Cos. Inc., 7.25%, 02/01/18	4,250	4,657
Chubb Corp.
6.50%, 05/15/38	375	358
6.38%, 03/29/67 (e) (i)	825	512
Citigroup Inc.
4.13%, 02/22/10	1,840	1,813
6.88%, 03/05/38	2,300	2,617
CNA Financial Corp., 7.25%, 11/15/23	1,500	936
Countrywide Home Loans Inc.
5.63%, 07/15/09	1,050	1,045
4.13%, 09/15/09	650	642
El Paso Performance-Linked Trust,
7.75%, 07/15/11 (t) (u)	1,290	1,117
Endurance Specialty Holdings Ltd., 6.15%, 10/15/15	1,275	1,106
Ford Motor Credit Co. LLC
7.88%, 06/15/10	1,375	1,100
7.25%, 06/15/11 (i)	600	396
Host Hotels & Resorts LP
7.13%, 11/01/13	50	40
6.38%, 03/15/15	195	145
HSBC Holdings Plc, 6.80%, 06/01/38	2,650	2,800
ING Capital Funding Trust III, 8.44%
(callable at 100 beginning 12/31/10) (p)	1,575	793
International Lease Finance Corp., 4.95%, 02/01/11	700	505
John Deere Capital Corp., 2.88%, 06/19/12	5,950	6,120
JPMorgan Chase & Co.
6.63%, 03/15/12	1,168	1,196
6.40%, 10/02/17	150	156
6.00%, 01/15/18	2,050	2,164
7.90% (callable at 100 beginning 04/30/18) (p)	2,050	1,705
Merrill Lynch & Co. Inc.
5.45%, 02/05/13	1,275	1,226
6.40%, 08/28/17 (e)	700	701
MetLife Capital Trust X, 9.25%, 04/08/38 (i) (t) (v)	500	349
Morgan Stanley
2.00%, 09/22/11	4,500	4,528
5.75%, 08/31/12	675	629
5.95%, 12/28/17	825	685
6.63%, 04/01/18	2,775	2,434

MUFG Capital Finance 1 Ltd., 6.35%
(callable at 100 beginning 07/25/16) (p)	1,310	913
Nebco Evans Holding Co., 12.38%, 07/15/07 (d) (f) (k)	350	-
PNC Bank NA, 6.88%, 04/01/18	975	1,037
PNC Funding Corp., 1.88%, 06/22/11	5,300	5,308
Resona Preferred Global Securities Cayman Ltd.,
7.19% (callable at 100 beginning 07/30/15) (p) (t) (v)	1,525	726
Royal Bank of Scotland Group Plc
9.12% (callable at 100 beginning 03/31/10) (p)	1,025	875
6.99% (callable at 100 beginning 10/05/17) (p) (t) (v)	775	362
Santander Perpetual SA Unipersonal, 6.67%
(callable at 100 beginning 10/24/17) (p) (t) (v)	100	64
Simon Property Group LP, 6.13%, 05/30/18	2,325	1,571
SLM Corp., 5.13%, 08/27/12	1,500	1,123
Swiss Re Capital I LP, 6.85%, 05/25/49,
(callable at 100 beginning on 05/25/16) (p) (t) (v)	1,175	374
Travelers Cos. Inc., 6.25%, 03/15/37 (i)	630	413
UBS AG New Jersey-Credit Linked Note
(Federative Republic of Brazil, 6.00%, 12/31/17
Moody’s Rating Ba1) (f) (t) (v)	BRL 1620	453
Wachovia Corp., 5.50%, 05/01/13	2,925	2,892
WEA Finance LLC, 7.13%, 04/15/18 (e) (t) (v)	1,125	798
Wells Fargo Capital XIII, 7.70%
(callable at 100 beginning 03/26/13) (p)	900	743
Wells Fargo Capital XV, 9.75%
(callable at 100 beginning 09/26/13) (e) (p)	1,025	1,035
White Mountains Re Group Inc., 6.38%, 03/20/17 (t) (v)	1,275	1,054
ZFS Finance USA Trust I
5.88%, 05/09/32 (i) (t) (u)	1,225	428
6.15%, 12/15/65 (i) (t) (v)	725	406
		69,331
HEALTH CARE - 0.1%
DaVita Inc., 6.63%, 03/15/13	300	285
HCA Inc.
9.13%, 11/15/14	60	56
9.25%, 11/15/16	460	422
9.63%, 11/15/16	68	54
		817
INDUSTRIALS - 0.4%
Cargill Inc., 5.20%, 01/22/13 (t) (u)	1,425	1,305
Corrections Corp. of America, 6.25%, 03/15/13	100	93
CSX Corp., 6.25%, 03/15/18	350	322
DRS Technologies Inc., 7.63%, 02/01/18	50	50
Holt Group Inc., 9.75%, 01/15/06 (d) (f)	200	-
Interface Inc., 9.50%, 02/01/14	50	40
L-3 Communications Corp., 7.63%, 06/15/12	200	196
Radnor Holdings Corp., 11.00%, 03/15/10 (d) (s) (u)	125	-
Safety-Kleen Services Inc., 9.25%, 06/01/08 (d) (f) (s) (u)	375	-
Tyco International Group SA, 6.00%, 11/15/13	590	554
		2,560

INFORMATION TECHNOLOGY - 0.4%
Sungard Data Systems Inc., 9.13%, 08/15/13	75	66
Tyco Electronics Group SA, 6.00%, 10/01/12 (l)	450	406
Xerox Corp., 5.50%, 05/15/12	1,050	880
		1,352
MATERIALS - 0.4%
ArcelorMittal, 6.13%, 06/01/18	1,875	1,284
Graphic Packaging International Corp., 9.50%, 08/15/13	190	131
Methanex Corp., 8.75%, 08/15/12	175	154
Owens Brockway Glass Container Inc., 8.25%, 05/15/13	375	369
Plastipak Holdings Inc., 8.50%, 12/15/15 (t) (v)	150	100
Smurfit Kappa Treasury Funding Ltd., 7.50%, 11/20/25	225	133
		2,171
TELECOMMUNICATION SERVICES - 2.4%
American Tower Corp., 7.50%, 05/01/12	125	123
AT&T Inc., 6.40%, 05/15/38	3,775	4,044
France Telecom SA, 7.75%, 03/01/11 (l)	1,975	2,078
Nextel Communications Inc.
6.88%, 10/31/13	780	332
7.38%, 08/01/15	650	273
Qwest Communications International Inc.
7.50%, 02/15/14	255	182
7.50%, 02/15/14 (k)	80	57
Qwest Corp., 8.88%, 03/15/12 (k)	125	116
Rogers Communications Inc., 6.80%, 08/15/18	1,225	1,238
Sprint Capital Corp., 8.38%, 03/15/12	475	380
Telecom Italia Capital SA
6.20%, 07/18/11	975	865
7.00%, 06/04/18	1,175	953
6.00%, 09/30/34	925	638
UBS Luxembourg SA for OJSC Vimpel Communications,
8.25%, 05/23/16	100	55
Verizon Communications Inc., 6.40%, 02/15/38	1,550	1,649
Verizon Wireless Capital LLC, 8.50%, 11/15/18 (t) (u)	975	1,142
VIP Finance Ireland Ltd. for OJSC Vimpel
Communications, 9.13%, 04/30/13	700	371
Windstream Corp., 8.63%, 08/01/16	180	159
		14,655
UTILITIES - 0.6%
AES Corp.
9.38%, 09/15/10	250	238
8.88%, 02/15/11	50	47
Commonwealth Edison Co.
5.80%, 03/15/18	625	565
5.88%, 02/01/33	550	460
5.90%, 03/15/36	625	520
FirstEnergy Corp., 7.38%, 11/15/31	240	227
NRG Energy Inc.
7.25%, 02/01/14	100	94
7.38%, 02/01/16	485	451

Pacific Gas & Electric Co.
6.05%, 03/01/34	450	478
5.80%, 03/01/37 (e)	300	311
Southern Natural Gas Co., 5.90%, 04/01/17 (k) (t) (v)	120	95
		3,486

Total Corporate Bonds and Notes (cost $151,426)		131,806

GOVERNMENT AND AGENCY OBLIGATIONS - 69.9%
GOVERNMENT SECURITIES - 3.8%
Sovereign - 1.1%
Farmer Mac Guaranteed Notes Trust, 5.13%, 04/19/17	2,100	2,373
Province of Quebec, Canada, 4.60%, 05/26/15	1,475	1,512
Region of Lombardy Italy, 5.80%, 10/25/32 (e)	750	932
Tennessee Valley Authority, 5.98%, 04/01/36	1,250	1,622
		6,439
Treasury Inflation Index Securities - 2.7%
U.S. Treasury Inflation Indexed Note
2.00%, 01/15/16 (e) (r)	2,811	2,717
2.50%, 07/15/16 (r)	3,200	3,192
2.00%, 01/15/26 (e) (r)	3,816	3,597
2.38%, 01/15/27 (e) (r)	2,480	2,481
1.75%, 01/15/28 (e) (r)	929	860
3.63%, 04/15/28 (r)	1,923	2,154
		15,001
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 66.1%
Federal Farm Credit Bank - 0.9%
Federal Farm Credit Bank, 4.88%, 12/16/15	4,600	5,173

Federal Home Loan Bank - 1.6%
Federal Home Loan Bank
5.50%, 07/15/36 (o)	2,000	2,563
6.50%, 01/01/38, TBA (g)	4,028	4,188
6.50%, 12/01/38, TBA (g)	2,038	2,118
		8,869
Federal Home Loan Mortgage Corp. - 9.8%
Federal Home Loan Mortgage Corp.
5.00%, 02/16/17 (o)	8,200	9,297
4.00%, 06/01/18	12,118	12,426
4.50%, 03/01/19	7,737	7,941
5.00%, 11/01/35	314	322
5.00%, 12/01/35	332	339
5.00%, 12/01/35	777	795
5.00%, 03/01/36	281	287
5.00%, 03/01/36	2,833	2,899
5.00%, 04/01/36	2,618	2,679
5.00%, 06/01/36	3,373	3,452
5.00%, 06/01/36	1,390	1,423
6.06%, 01/01/37 (i)	2,181	2,240

6.50%, 06/01/37	922	959
6.50%, 08/01/37	77	79
5.50%, 01/01/38	805	825
6.00%, 03/01/38	4,000	4,093
6.00%, 11/01/38	4,000	4,125
REMIC, 1,156.50%, 06/15/21 (s) (u)	-	1
REMIC, 0.00%, 08/15/35 (0.00% until LIBOR
reaches 6.50%) (k) (s) (u)	58	55
REMIC, 0.00%, 09/15/35 (0.00% until LIBOR
reaches 7.00%) (k) (s) (u)	492	446
REMIC, 0.00%, 04/15/37 (0.00% until LIBOR
reaches 6.75%) (k) (s) (u)	399	406
		55,089
Federal National Mortgage Association - 53.8%
Federal National Mortgage Association
6.00%, 01/17/17, TBA (g)	10,000	10,369
5.00%, 02/13/17	4,600	5,219
5.38%, 06/12/17 (e)	3,500	4,089
5.00%, 01/01/18	731	757
5.00%, 02/01/18	529	546
5.00%, 02/01/18	819	848
5.00%, 03/01/18	965	999
5.00%, 04/01/18	765	790
5.00%, 05/01/18	764	789
5.00%, 06/01/18	802	828
5.00%, 06/01/18	837	864
5.00%, 06/01/18	672	694
5.00%, 06/01/18	743	767
5.00%, 06/01/18	888	917
5.00%, 06/01/18	982	1,014
5.00%, 06/01/18	970	1,001
5.00%, 06/01/18	947	978
4.50%, 07/01/18	1,962	2,018
4.50%, 07/01/18	340	351
4.50%, 07/01/18	346	356
4.50%, 07/01/18	394	405
4.50%, 07/01/18	273	281
5.00%, 07/01/18	706	728
4.50%, 09/01/18	332	342
4.50%, 09/01/18	363	373
4.50%, 09/01/18	567	584
4.50%, 09/01/18	283	292
4.50%, 09/01/18	562	578
4.50%, 09/01/18	254	261
4.50%, 09/01/18	269	277
4.50%, 09/01/18	270	277
4.50%, 09/01/18	5,041	5,185
4.50%, 09/01/18	2,066	2,125
5.00%, 09/01/18	949	980
5.00%, 09/01/18	618	638

5.00%, 10/01/18	846	873
5.00%, 10/01/18	637	657
5.00%, 10/01/18	586	604
4.50%, 10/10/18	322	331
4.50%, 10/10/18	258	266
4.50%, 10/10/18	289	296
5.00%, 11/01/18	855	882
5.00%, 11/01/18	681	703
5.00%, 11/01/18	994	1,030
5.00%, 11/01/18	721	744
5.00%, 11/01/18	696	719
5.00%, 12/01/18	621	641
5.00%, 12/01/18	277	286
5.00%, 12/01/18	619	639
5.00%, 12/01/18	607	627
5.00%, 01/01/19	1,020	1,053
5.00%, 01/01/19	694	716
5.00%, 02/01/19	715	737
5.00%, 03/01/19	863	891
5.00%, 03/01/19	624	643
5.00%, 04/01/19	660	680
5.00%, 04/01/19	651	671
5.00%, 04/01/19	666	687
5.00%, 04/01/19	737	759
4.50%, 05/01/19	158	162
4.50%, 05/01/19	358	367
4.50%, 05/01/19	305	314
4.50%, 05/01/19	284	292
4.50%, 05/01/19	377	388
4.50%, 05/01/19	268	276
4.50%, 05/01/19	393	403
4.50%, 05/01/19	323	332
4.50%, 05/01/19	384	395
4.50%, 05/01/19	237	244
4.50%, 05/01/19	280	288
4.50%, 05/01/19	236	242
4.50%, 05/01/19	333	342
5.00%, 05/01/19	687	708
6.00%, 09/01/19	1,553	1,618
5.41%, 10/09/19 (j)	800	434
6.00%, 12/01/20	1,949	2,031
4.50%, 03/01/21	37	38
6.00%, 11/01/21	652	677
6.00%, 12/01/21	46	48
4.50%, 05/01/22	782	800
4.50%, 05/01/22	93	96
4.50%, 06/01/22	45	46
4.50%, 06/01/22	97	99
4.50%, 07/01/22	120	122
4.50%, 08/01/22	840	860

5.00%, 11/01/22	21	22
5.00%, 01/01/23	2,000	2,056
6.00%, 02/01/23	796	827
4.50%, 03/01/23	967	990
4.50%, 03/01/23	9,951	10,191
5.00%, 03/01/23	1,000	1,028
5.00%, 03/01/23	627	645
4.50%, 04/01/23	40	40
4.50%, 04/01/23	38	38
4.50%, 04/01/23	29	29
5.00%, 04/01/23	979	1,006
5.00%, 04/01/23	4,000	4,112
4.50%, 05/01/23	3,771	3,860
4.50%, 05/01/23	1,827	1,870
4.50%, 05/01/23	1,013	1,037
4.50%, 05/01/23	2,941	3,010
5.00%, 05/01/23	9,000	9,252
4.50%, 06/01/23	122	125
5.00%, 06/01/23	373	383
4.50%, 07/01/23	3,047	3,119
5.00%, 07/01/23	854	878
6.00%, 09/01/23	100	104
4.50%, 11/01/23	875	896
6.00%, 12/01/23	144	150
6.50%, 02/01/26	4	4
8.00%, 08/01/29	2	2
8.00%, 04/01/30	7	8
8.00%, 07/01/30	14	15
8.00%, 08/01/30	4	4
8.00%, 10/01/30	59	63
8.00%, 01/01/31	33	35
8.00%, 01/01/31	13	14
7.50%, 02/01/31	30	32
8.00%, 02/01/31	6	6
7.50%, 03/01/31	31	33
6.00%, 07/01/32	15	15
7.00%, 07/01/32	20	22
6.00%, 04/01/35	1,427	1,474
5.00%, 06/01/35	387	396
5.00%, 06/01/35	6,186	6,329
6.00%, 07/01/35	360	372
6.00%, 08/01/35	183	189
5.00%, 09/01/35	209	214
5.00%, 09/01/35	41	41
5.00%, 09/01/35	727	743
5.00%, 09/01/35	256	262
4.42%, 11/01/35 (i)	232	234
5.00%, 11/01/35	39	40
5.00%, 11/01/35	35	36
5.00%, 11/01/35	34	35

5.00%, 12/01/35	21	22
6.00%, 12/01/35	789	814
5.00%, 01/01/36	396	405
5.00%, 01/01/36	3,095	3,164
5.00%, 02/01/36	5,050	5,163
6.00%, 03/01/36	128	132
6.00%, 04/01/36	145	150
4.79%, 05/01/36 (i)	1,394	1,329
4.92%, 05/01/36 (i)	1,378	1,317
5.00%, 05/01/36	13,163	13,458
4.82%, 07/01/36 (i)	1,341	1,273
6.00%, 07/01/36	252	260
4.91%, 08/01/36 (i)	1,472	1,401
6.00%, 08/01/36	671	681
6.00%, 08/01/36	123	127
6.50%, 08/01/36	2,000	2,089
4.79%, 09/01/36 (i)	1,431	1,363
6.50%, 09/01/36	57	59
6.00%, 10/01/36	599	617
6.50%, 10/01/36	3,296	3,427
6.00%, 11/01/36	149	153
6.00%, 11/01/36	509	524
6.50%, 12/01/36	208	217
5.50%, 01/01/37, TBA (g)	19,000	19,475
6.50%, 01/01/37, TBA (g)	38,000	39,461
5.50%, 02/01/37	-	-
6.00%, 04/01/37	260	264
6.00%, 04/01/37	831	856
6.50%, 04/01/37	103	108
6.00%, 05/01/37	805	829
6.00%, 06/01/37	1,525	1,572
6.50%, 06/01/37	264	275
6.50%, 06/01/37	184	191
6.50%, 06/01/37	267	277
6.50%, 06/01/37	211	220
6.00%, 07/01/37	795	819
6.00%, 08/01/37	297	306
6.00%, 08/01/37	319	329
6.50%, 08/01/37	3,000	3,119
6.50%, 08/01/37	220	228
7.50%, 08/01/37	694	728
6.50%, 09/01/37	40	42
6.50%, 09/01/37	99	103
6.50%, 09/01/37	282	293
6.50%, 10/01/37	5	5
7.00%, 10/01/37	2,886	3,025
6.50%, 11/01/37	186	194
6.50%, 11/01/37	113	118
7.50%, 11/01/37	531	557
7.50%, 11/01/37	3,914	4,109

7.50%, 11/01/37	851	893
7.50%, 11/01/37	766	804
6.50%, 12/01/37	22	22
6.50%, 12/01/37	12	12
6.50%, 12/01/37	99	103
6.50%, 12/01/37	186	194
6.50%, 12/01/37	9	9
6.50%, 12/01/37	18	19
6.50%, 12/01/37	13	13
6.50%, 12/01/37	3	4
6.50%, 12/01/37	154	160
6.50%, 12/01/37	143	149
7.50%, 12/01/37	1,626	1,706
5.00%, 01/01/38	734	750
6.50%, 01/01/38	158	165
6.50%, 01/01/38	108	112
6.50%, 01/01/38	7	7
6.50%, 01/01/38	94	98
6.50%, 01/01/38	117	121
6.50%, 01/01/38	97	101
6.50%, 01/01/38	160	166
7.50%, 01/01/38	792	831
7.50%, 01/01/38	844	886
6.00%, 02/01/38	661	681
6.00%, 02/01/38	528	544
6.00%, 02/01/38	1,514	1,560
6.50%, 02/01/38	104	108
5.50%, 03/01/38	1,660	1,704
6.50%, 03/01/38	91	94
6.00%, 04/01/38	1,212	1,249
6.00%, 05/01/38	358	369
6.00%, 05/01/38	4,975	5,128
6.00%, 06/01/38	730	753
6.00%, 06/01/38	54	55
6.00%, 06/01/38	1,140	1,175
6.00%, 06/01/38	533	541
6.00%, 07/01/38	674	684
6.00%, 07/01/38	800	812
6.00%, 08/01/38	276	285
6.00%, 08/01/38	3,720	3,833
6.00%, 08/01/38	2,697	2,779
6.00%, 08/01/38	370	381
6.00%, 08/01/38	3,001	3,092
6.00%, 09/01/38	1,868	1,896
6.00%, 09/01/38	183	189
6.00%, 09/01/38	604	623
6.00%, 09/01/38	150	154
6.50%, 09/01/38	145	151
6.00%, 10/01/38	650	659
6.00%, 10/01/38	1,855	1,883
6.00%, 10/01/38	727	749
6.00%, 10/01/38	764	788
6.00%, 10/01/38	277	281
6.00%, 10/01/38	452	466
6.00%, 10/01/38	475	490
6.50%, 10/01/38	162	169
6.00%, 11/01/38	1,411	1,432
6.00%, 11/01/38	2,625	2,705
6.00%, 11/01/38	1,396	1,439
6.00%, 11/01/38	277	286
6.00%, 11/01/38	181	187
6.00%, 11/01/38	884	911
6.00%, 11/01/38	1,290	1,329
6.00%, 12/31/49	1,262	1,311
REMIC, 10.40%, 04/25/19	2	2
REMIC, 0.00%, 05/25/35 (0.00% until LIBOR
reaches 7.00%) (k) (s) (u)	162	159
REMIC, 0.00%, 09/25/36 (0.00% until LIBOR
reaches 7.00%) (k) (s) (u)	227	224
REMIC, 1.41%, 07/25/48 (i)	5,738	5,322
		304,168

Total Government and Agency Obligations (cost $382,394)		394,739

SHORT TERM INVESTMENTS - 6.5%
Mutual Funds - 4.2%
JNL Money Market Fund, 1.07% (a) (h)	23,642	23,642

Securities Lending Collateral - 2.3%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	13,429	13,006
Mellon GSL Reinvestment Trust II (d) (f) (u)	340	-
		13,006

Total Short Term Investments (cost $37,411)		36,648

Total Investments - 114.6% (cost $715,828)		647,322
Total Forward Sales Commitments - (7.4%)
(proceeds $41,914)		-41,963
Other Assets and Liabilities, Net - (7.2%) (m)		-40,377
Total Net Assets - 100%		$ 564,982

Forward Sales Commitments - 7.4%
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 7.4%
Federal National Mortgage Association - 7.4%
Federal National Mortgage Association
5.00%, 01/01/20	18,000	$ 18,473
5.00%, 01/01/34	22,000	22,461
6.00%, 01/16/37	1,000	1,029

Total Forward Sales Commitments - 7.4%
(proceeds $41,914		$ 41,963

JNL/Goldman Sachs Emerging Markets Debt Fund

CORPORATE BONDS AND NOTES - 6.9%
FINANCIALS - 6.9%
JPMorgan Chase Bank Credit Linked Note
(Indonesia Government, 10.00%, 07/15/17,
Moody’s rating Ba3) (f)	$ 1,336	$ 950
Red Arrow International Leasing Plc,
8.38%, 06/30/12 (f)	RUB 67136	1,055

Total Corporate Bonds and Notes (cost $2,874)		2,005

GOVERNMENT AND AGENCY OBLIGATIONS - 35.6%
GOVERNMENT SECURITIES - 35.6%
Sovereign - 35.6%
Argentina Government International Bond,
2.00%, 01/03/16	ARS 631	90
Colombia Government International Bond,
9.85%, 06/28/27	COP 1100000	487
Egypt Government Bond, 8.75%, 07/18/12 (f)	EGP 5000	762
Hungary Government Bond, 7.25%, 06/12/12	HUF 427000	2,084
Mexican Bonos, 10.00%, 12/05/24	MXN 15000	1,244
Peru Government International Bond,
12.25%, 08/10/11 (f)	PEN 3400	1,205
Poland Government Bond, 5.25%, 04/25/13	PLN 850	287
Poland Government Inflation Index Bond,
3.00%, 08/24/16 (f) (r)	PLN 2858	835
Turkey Government International Bond,
16.00%, 03/07/12	TRY 4000	2,540
Uruguay Government International Inflation
Index Bond, 5.00%, 09/14/18 (f) (r)	UYU 27480	813

Total Government and Agency Obligations (cost $10,102)		10,347

SHORT TERM INVESTMENTS - 27.4%
Financials - 2.3%
Standard Bank Plc Credit Linked Note (Republic of
Nigeria, 0.00%, 05/11/09,
S&P rating BB) (f) (j) (s) (u)	NGN 100000	692

Mutual Funds - 25.1%
JNL Money Market Fund, 1.07% (a) (h)	7,284	7,284

Total Short Term Investments (cost $7,294)		7,976

Total Investments - 69.9% (cost $20,270)		20,328
Other Assets and Liabilities, Net - 30.1%		8,742
Total Net Assets - 100%		$ 29,070

JNL/Goldman Sachs Mid Cap Value Fund

COMMON STOCKS - 98.1%

CONSUMER DISCRETIONARY - 12.9%
AutoZone Inc. (c)	9	$ 1,324
BorgWarner Inc. (e)	16	345
DISH Network Corp. (c)	57	631
Fortune Brands Inc.	39	1,626
H&R Block Inc.	134	3,043
J.C. Penney Co. Inc. (e)	13	266
Johnson Controls Inc.	47	849
Kohl’s Corp. (c)	42	1,507
Mattel Inc.	57	907
MDC Holdings Inc.	14	430
Newell Rubbermaid Inc.	122	1,190
NVR Inc. (c) (e)	2	1,049
Ross Stores Inc.	32	951
TJX Cos. Inc.	57	1,168
Viacom Inc. - Class B (c)	111	2,118
		17,404
CONSUMER STAPLES - 6.7%
Campbell Soup Co.	37	1,096
Clorox Co.	35	1,941
Coca-Cola Enterprises Inc.	36	434
ConAgra Foods Inc.	90	1,477
Energizer Holdings Inc. (c) (e)	7	363
General Mills Inc.	3	212
Herbalife Ltd.	11	235
Kroger Co.	25	648
Lorillard Inc.	10	587
Reynolds American Inc.	12	490
Safeway Inc.	43	1,033
SUPERVALU Inc.	38	552
		9,068
ENERGY - 7.6%
Dril-Quip Inc. (c)	40	812
EOG Resources Inc.	36	2,400
Newfield Exploration Co. (c)	51	1,005
Range Resources Corp.	88	3,029
Smith International Inc.	56	1,283
Williams Cos. Inc.	121	1,755
		10,284
FINANCIALS - 27.5%
Alexandria Real Estate Equities Inc.	11	685
Annaly Capital Management Inc. (e)	62	984
AON Corp.	33	1,512
Arch Capital Group Ltd. (c)	19	1,337
Assurant Inc.	25	747
CIT Group Inc.	55	249
Commerce Bancshares Inc.	35	1,541
Essex Property Trust Inc. (e)	12	915
Everest Re Group Ltd.	28	2,141
Fifth Third Bancorp (e)	64	532

Franklin Resources Inc.	21	1,362
HCP Inc.	66	1,827
Hudson City Bancorp Inc.	45	721
Huntington Bancshares Inc. (e)	54	417
Invesco Ltd.	93	1,348
Lazard Ltd. - Class A	15	452
Lincoln National Corp.	35	662
M&T Bank Corp. (e)	13	767
Marsh & McLennan Cos. Inc.	60	1,451
NASDAQ OMX Group Inc. (c) (e)	46	1,138
Northern Trust Corp.	29	1,522
PartnerRe Ltd. (e)	24	1,746
People’s United Financial Inc.	94	1,675
Principal Financial Group Inc.	20	458
Progressive Corp.	123	1,814
RenaissanceRe Holdings Ltd.	18	909
SLM Corp. (c)	78	696
Synovus Financial Corp. (e)	45	377
Torchmark Corp.	17	757
Unum Group	49	921
Willis Group Holdings Ltd.	70	1,750
WR Berkley Corp.	116	3,608
		37,021
HEALTH CARE - 8.2%
Becton Dickinson & Co.	14	986
Charles River Laboratories International Inc. (c) (e)	28	733
Coventry Health Care Inc. (c)	10	149
Edwards Lifesciences Corp. (c) (e)	24	1,298
Health Net Inc. (c)	11	117
IMS Health Inc.	76	1,154
Kinetic Concepts Inc. (c) (e)	44	852
Laboratory Corp. of America Holdings (c) (e)	40	2,585
Patterson Cos. Inc. (c) (e)	9	164
PerkinElmer Inc.	35	485
WellPoint Inc. (c)	40	1,688
Zimmer Holdings Inc. (c)	21	852
		11,063
INDUSTRIALS - 8.1%
Alliant Techsystems Inc. (c) (e)	10	900
Cooper Industries Ltd. - Class A	24	709
Eaton Corp. (e)	13	640
Ingersoll-Rand Co. Ltd. - Class A	11	191
Iron Mountain Inc. (c) (e)	87	2,146
Landstar System Inc.	53	2,036
Lennox International Inc.	9	299
Parker Hannifin Corp. (e)	20	837
Republic Services Inc. - Class A	96	2,375
Ryder System Inc. (e)	11	440
Southwest Airlines Co.	41	351
		10,924

INFORMATION TECHNOLOGY - 5.6%
Activision Blizzard Inc. (c)	131	1,134
Amphenol Corp. - Class A	113	2,709
Autodesk Inc. (c)	20	398
CA Inc.	54	997
CommScope Inc. (c)	74	1,149
Hewitt Associates Inc. - Class A (c)	14	390
KLA-Tencor Corp.	34	751
		7,528
MATERIALS - 4.7%
Air Products & Chemicals Inc. (e)	53	2,685
Albemarle Corp. (e)	44	988
Ecolab Inc.	16	547
Nucor Corp.	10	472
Steel Dynamics Inc.	142	1,587
		6,279
TELECOMMUNICATION SERVICES - 1.2%
Embarq Corp. (e)	33	1,176
Sprint Nextel Corp. (c)	261	479
		1,654
UTILITIES - 15.6%
American Electric Power Co. Inc.	59	1,979
CMS Energy Corp. (e)	78	788
DPL Inc.	101	2,314
Edison International Inc.	64	2,063
Entergy Corp.	52	4,302
Equitable Resources Inc. (e)	33	1,099
FirstEnergy Corp.	39	1,918
PG&E Corp.	60	2,319
PPL Corp. (e)	108	3,307
Sempra Energy	20	866
		20,955

Total Common Stocks (cost $179,615)		132,180

SHORT TERM INVESTMENTS - 13.8%
Mutual Funds - 2.7%
JNL Money Market Fund, 1.07% (a) (h)	3,709	3,709

Securities Lending Collateral - 11.1%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	15,379	14,895
Mellon GSL Reinvestment Trust II (d) (f) (u)	398	-
		14,895

Total Short Term Investments (cost $19,486)		18,604

Total Investments - 111.9% (cost $199,101)		150,784
Other Assets and Liabilities, Net - (11.9%)		-16,080
Total Net Assets - 100%		$ 134,704

JNL/Goldman Sachs Short Duration Bond Fund

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 17.2%
Adjustable Rate Mortgage Trust REMIC,
5.00%, 04/25/35 (i)	$ 265	$ 160
American Home Mortgage Assets Trust
REMIC, 3.62%, 10/25/46 (i)	2,475	1,021
REMIC, 3.83%, 10/25/46 (i)	2,433	1,006
Banc of America Funding Corp.
REMIC, 0.79%, 06/20/47 (i)	600	103
BCAP LLC Trust REMIC, 1.11%, 11/25/36 (i)	326	149
Bear Stearns Adjustable Rate Mortgage Trust
REMIC, 4.98%, 04/25/34 (i)	354	246
REMIC, 5.08%, 06/25/35 (i)	1,022	502
REMIC, 5.75%, 07/25/36 (i)	694	364
Bear Stearns Alt-A Trust II REMIC, 6.23%, 09/25/47 (i)	2,594	1,176
Capital One Multi-Asset Execution Trust,
4.95%, 09/15/12	6,700	6,493
Chase Issuance Trust, 4.96%, 09/17/12	4,000	3,854
Chase Mortgage Finance Corp.
REMIC, 4.61%, 02/25/37 (i)	765	587
CIT Mortgage Loan Trust
REMIC, 1.47%, 05/25/09 (f) (i) (t) (u)	1,238	898
REMIC, 1.72%, 01/25/10 (f) (i) (t) (u)	430	172
REMIC, 1.92%, 09/25/24 (f) (i) (t) (u)	880	264
Countrywide Alternative Loan Trust
REMIC, 3.98%, 09/25/35 (i)	337	163
REMIC, 0.66%, 08/25/46 (i)	2,019	787
Countrywide Home Loan Mortgage Pass-
Through Trust REMIC, 4.54%, 11/20/34 (i)	326	173
CS First Boston Mortgage Securities Corp.
REMIC, 6.53%, 06/15/34	3,500	3,420
REMIC, 7.29%, 09/15/41	2,993	2,990
Downey Savings & Loan Association Mortgage
Loan Trust REMIC, 0.78%, 11/19/37 (i)	1,537	623
First Horizon Asset Securities Inc. Pass-
Through Trust REMIC, 4.43%, 07/25/33 (i)	114	83
GMAC Mortgage Corp. Loan Trust
REMIC, 4.40%, 06/25/34 (i)	973	680
REMIC, 7.00%, 09/25/37 (i)	343	141
REMIC, 7.00%, 09/25/37 (i)	359	146
GreenPoint Mortgage Funding Trust
REMIC, 0.65%, 09/25/46 (i)	2,699	1,068
Harborview Mortgage Loan Trust
REMIC, 5.73%, 12/19/35 (i)	695	366
REMIC, 5.98%, 08/19/36 (i)	1,735	800
REMIC, 0.70%, 08/21/36 (i)	2,648	1,073
REMIC, 0.76%, 11/19/36 (i)	2,097	835
REMIC, 0.77%, 01/19/38 (i)	1,872	744

HFC Home Equity Loan Asset Backed Certificates
REMIC, 0.66%, 03/20/36 (i)	2,415	1,697
REMIC, 1.71%, 11/20/36 (i)	1,433	836
IndyMac Index Mortgage Loan Trust
REMIC, 5.32%, 08/25/35 (i)	464	284
REMIC, 5.40%, 09/25/35 (i)	633	338
JPMorgan Chase & Co. Mortgage Funding Trust
REMIC, 0.70%, 08/25/36 (i)	1,810	686
JPMorgan Chase Commercial Mortgage Securities Corp.
REMIC, 4.20%, 07/25/35 (i)	827	615
REMIC, 4.77%, 07/25/35 (i)	736	539
JPMorgan Mortgage Trust REMIC, 5.06%, 07/25/35 (i)	594	512
Merrill Lynch Alternative Note Asset Trust
REMIC, 5.63%, 06/25/37 (i)	2,605	1,021
Residential Accredit Loans Inc.
REMIC, 5.49%, 10/25/37 (i)	1,441	450
Residential Funding Mortgage Securities I Inc.
REMIC, 5.18%, 09/25/35 (i)	728	447
Structured Adjustable Rate Mortgage Loan Trust
REMIC, 4.38%, 05/25/34 (i)	459	294
REMIC, 5.25%, 09/25/34 (i)	183	87
REMIC, 5.45%, 11/25/34 (i)	865	489
REMIC, 6.00%, 11/25/37 (i)	2,562	1,033
Structured Asset Securities Corp.
REMIC, 4.95%, 09/25/33 (i)	980	664
Thornburg Mortgage Securities Trust
REMIC, 0.59%, 07/25/36 (i)	2,270	1,887
Washington Mutual Alternative Mortgage Pass-Through Certificates
REMIC, 3.33%, 10/25/46 (i)	2,239	840
REMIC, 3.32%, 11/25/46 (i)	2,483	906
Washington Mutual Mortgage Pass-Through Certificates
REMIC, 4.24%, 06/25/34 (i)	573	405
REMIC, 3.40%, 09/25/46 (i)	722	273
REMIC, 3.44%, 09/25/46 (i)	2,601	982
REMIC, 3.18%, 03/25/47 (i)	774	289
Wells Fargo Mortgage Backed Securities Trust
REMIC, 4.54%, 04/25/35 (i)	4,589	3,426
REMIC, 5.59%, 07/25/36 (i)	1,299	739

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $84,900)		50,826

CORPORATE BONDS AND NOTES - 18.7%
CONSUMER DISCRETIONARY - 0.6%
COX Communications Inc., 4.63%, 01/15/10	750	726
Time Warner Cable Inc., 5.40%, 07/02/12	425	397
Time Warner Inc., 6.75%, 04/15/11	750	732
		1,855
CONSUMER STAPLES - 0.3%
CVS/Caremark Corp., 3.69%, 09/10/10 (i)	825	755

FINANCIALS - 16.3%
American General Finance Corp., 4.88%, 05/15/10	1,600	952
ANZ Capital Trust, 4.48%
(callable at 100 beginning 01/15/10) (p) (t) (v)	1,400	1,082
AXA Financial Inc., 7.75%, 08/01/10	2,115	2,106
Bear Stearns Cos. Inc., 6.95%, 08/10/12	2,429	2,523
BNP Paribas Capital Trust, 9.00%
(callable at 100 beginning 10/27/10) (p) (t) (u)	1,572	963
Citigroup Inc., 7.25%, 10/15/11	843	829
Countrywide Home Loans Inc., 4.00%, 03/22/11	1,150	1,095
GATX Financial Corp., 5.13%, 04/15/10	750	703
Genworth Financial Inc., 5.23%, 05/16/09	1,650	1,616
Greater Bay Bancorp, 5.13%, 04/15/10	750	769
GreenPoint Bank, 9.25%, 10/01/10	1,175	1,103
HSBC Finance Corp.
6.38%, 08/01/10	2,500	2,484
5.70%, 06/01/11 (e)	925	902
ING Capital Funding Trust III, 8.44%
(callable at 100 beginning 12/31/10) (p)	2,250	1,132
John Deere Capital Corp., 2.88%, 06/19/12	3,150	3,240
JPMorgan Chase & Co., 7.00%, 11/15/09	1,215	1,228
Kreditanstalt fuer Wiederaufbau, 3.75%, 06/27/11	7,300	7,595
Marsh & McLennan Cos. Inc., 5.15%, 09/15/10	750	730
Merrill Lynch & Co. Inc., 3.74%, 07/25/11 (i)	1,250	1,107
Morgan Stanley
5.05%, 01/21/11	1,925	1,849
2.00%, 09/22/11 (e)	2,400	2,415
National Australia Bank Ltd., 8.60%, 05/19/10	3,000	3,061
PNC Funding Corp., 1.88%, 06/22/11	2,800	2,804
Royal Bank of Scotland Group Plc, 9.12%
(callable at 100 beginning 03/31/10) (p)	1,600	1,366
Santander Central Hispano Issuances Ltd.,
7.63%, 11/03/09	2,000	1,962
Union Planters Corp., 7.75%, 03/01/11	1,275	1,221
Wachovia Capital Trust III, 5.80%
(callable at 100 beginning 03/15/11) (p)	425	251
Waddell & Reed Financial Inc., 5.60%, 01/15/11	750	672
ZFS Finance USA Trust I, 6.15%, 12/15/65 (i) (t) (v)	500	280
		48,040
HEALTH CARE - 0.0%
UnitedHealth Group Inc., 5.50%, 11/15/12	125	113

INFORMATION TECHNOLOGY - 0.3%
Oracle Corp., 5.00%, 01/15/11	1,000	1,027

TELECOMMUNICATION SERVICES - 1.2%
Ameritech Capital Funding Corp., 6.25%, 05/18/09	2,000	2,023
Sprint Capital Corp., 7.63%, 01/30/11	400	334
Verizon Global Funding Corp., 7.25%, 12/01/10	1,250	1,310

		3,667

Total Corporate Bonds and Notes (cost $59,570)		55,457

GOVERNMENT AND AGENCY OBLIGATIONS - 57.7%
GOVERNMENT SECURITIES - 4.6%
Treasury Inflation Index Securities - 1.5%
U.S. Treasury Inflation Indexed Note,
3.88%, 01/15/09 (e) (r)	4,358	4,358

U.S. Treasury Securities - 3.1%
U.S. Treasury Note, 1.50%, 12/31/13 (e)	9,100	9,079

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 53.1%
Federal Home Loan Bank - 11.9%
Federal Home Loan Bank
3.71%, 12/23/09 (o)	20,000	20,569
3.25%, 03/11/11	11,200	11,676
3.50%, 10/22/09 (k)	3,000	3,003
		35,248
Federal Home Loan Mortgage Corp. - 14.0%
Federal Home Loan Mortgage Corp.
2.88%, 06/28/10	14,800	15,191
3.25%, 02/25/11	8,900	9,255
5.13%, 04/18/11 (e)	3,500	3,780
4.00%, 02/01/14	28	28
4.00%, 03/01/14	33	33
4.00%, 03/01/14	49	50
4.00%, 03/01/14	47	48
4.00%, 03/01/14	41	41
4.00%, 03/01/14	42	43
4.00%, 03/01/14	36	37
4.00%, 03/01/14	160	163
4.00%, 03/01/14	48	48
4.00%, 04/01/14	29	29
4.00%, 04/01/14	21	21
4.00%, 04/01/14	39	40
4.50%, 04/01/18	61	63
5.00%, 06/01/18	649	671
4.50%, 11/01/18	90	93
4.50%, 05/01/19	133	136
5.50%, 10/01/19	726	751
4.50%, 04/01/20	308	317
4.50%, 08/01/20	207	213
4.56%, 09/01/33 (i)	365	360
5.14%, 09/01/33 (i)	54	54
4.46%, 10/01/34 (i)	152	150
4.35%, 11/01/34 (i)	107	106
4.37%, 11/01/34 (i)	295	287

4.39%, 11/01/34 (i)	87	87
4.49%, 11/01/34 (i)	145	146
4.36%, 01/01/35 (i)	182	180
4.34%, 02/01/35 (i)	214	214
4.35%, 02/01/35 (i)	146	144
4.42%, 02/01/35 (i)	332	328
4.42%, 02/01/35 (i)	182	180
4.43%, 02/01/35 (i)	183	181
4.50%, 02/01/35 (i)	91	92
4.50%, 02/01/35 (i)	216	215
4.38%, 06/01/35 (i)	1,410	1,413
5.15%, 09/01/35 (i)	1,400	1,401
5.02%, 10/01/35 (i)	1,220	1,228
4.79%, 11/01/35 (i)	992	995
5.08%, 03/01/36 (i)	1,406	1,412
5.00%, 09/01/38	933	954
REMIC, 0.00%, 03/15/37 (0.00% until LIBOR
reaches 7.25%) (k) (s) (u)	316	286
		41,464
Federal National Mortgage Association - 26.1%
Federal National Mortgage Association
5.13%, 04/15/11 (e)	8,100	8,762
4.00%, 07/07/11	4,500	4,572
4.33%, 07/28/11	4,000	4,081
3.63%, 08/15/11 (e)	5,800	6,147
5.45%, 09/11/12	4,500	4,628
5.50%, 01/01/17	77	80
5.50%, 01/01/17	165	171
5.50%, 01/01/17	107	111
5.50%, 03/01/18	116	120
5.50%, 12/01/18	595	617
5.50%, 01/01/19	1,257	1,304
5.50%, 05/01/19	650	674
4.50%, 01/01/20, TBA (g)	4,000	4,088
4.61%, 03/01/33 (i)	13	13
4.38%, 06/01/33 (i)	1,111	1,093
4.66%, 06/01/33 (i)	155	158
4.58%, 07/01/33 (i)	107	107
5.38%, 09/01/33 (i)	10	10
4.25%, 12/01/33 (i)	1,548	1,517
5.33%, 12/01/33 (i)	13	13
4.38%, 04/01/34 (i)	45	44
4.75%, 10/01/34 (i)	55	55
4.52%, 11/01/34 (i)	1,562	1,536
4.56%, 11/01/34 (i)	410	414
4.64%, 11/01/34 (i)	20	20
4.54%, 12/01/34 (i)	196	198
4.32%, 01/01/35 (i)	74	73
4.45%, 01/01/35 (i)	240	240
4.48%, 01/01/35 (i)	225	226

4.52%, 01/01/35 (i)	262	262
4.29%, 02/01/35 (i)	135	133
4.43%, 02/01/35 (i)	594	586
4.41%, 03/01/35 (i)	219	219
4.68%, 04/01/35 (i)	337	339
4.76%, 04/01/35 (i)	1,273	1,253
4.81%, 04/01/35 (i)	936	942
4.24%, 05/01/35 (i)	1,479	1,480
4.37%, 05/01/35 (i)	320	319
5.10%, 05/01/35 (i)	831	835
3.89%, 06/01/35 (i)	1,372	1,339
4.49%, 06/01/35 (i)	1,147	1,158
4.81%, 07/01/35 (i)	1,487	1,494
4.93%, 07/01/35 (i)	1,364	1,376
4.35%, 08/01/35 (i)	1,140	1,150
4.36%, 08/01/35 (i)	1,522	1,520
4.67%, 11/01/35 (i)	1,381	1,389
4.84%, 11/01/35 (i)	1,081	1,085
4.88%, 02/01/36 (i)	1,720	1,729
5.23%, 02/01/36 (i)	2,174	2,194
5.07%, 03/01/36 (i)	1,279	1,280
5.17%, 03/01/36 (i)	1,259	1,269
6.50%, 01/01/37, TBA (g)	2,000	2,077
6.50%, 08/01/37	87	91
6.50%, 08/01/37	840	873
7.50%, 09/01/37	6,394	6,717
REMIC, Interest Only, 2.70%, 08/25/35 (i) (s) (u)	47	2
REMIC, 0.00%, 02/25/37 (0.00% until LIBOR
reaches 7.25%) (k) (s) (u)	539	493
REMIC, 0.81%, 06/25/37 (i)	2,522	2,337
		77,013
Government National Mortgage Association - 1.1%
Government National Mortgage Association
7.00%, 12/15/17	2,609	2,756
5.50%, 07/15/20	497	521
		3,277

Total Government and Agency Obligations (cost $167,427)		170,439

SHORT TERM INVESTMENTS - 15.7%
Mutual Funds - 8.4%
JNL Money Market Fund, 1.07% (a) (h)	24,723	24,723

Securities Lending Collateral - 7.3%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	22,257	21,556
Mellon GSL Reinvestment Trust II (d) (f) (u)	698	-
		21,556

Total Short Term Investments (cost $47,678)		46,279

Total Investments - 109.3% (cost $359,575)		323,001
Other Assets and Liabilities, Net - (9.3%) (m) (o)		-27,542
Total Net Assets - 100%		$ 295,459

JNL/JPMorgan International Value Fund

COMMON STOCKS - 93.6%
CONSUMER DISCRETIONARY - 10.1%
Compagnie Generale des Etablissements Michelin	91	$ 4,824
Daimler AG	146	5,570
Honda Motor Co. Ltd.	229	4,884
Li & Fung Ltd. (e)	1,774	3,066
Sodexo SA	83	4,592
TUI Travel Plc (e)	515	1,738
Vivendi SA	250	8,138
Wolters Kluwer NV	125	2,374
		35,186
CONSUMER STAPLES - 5.9%
Britvic Plc	445	1,704
Imperial Tobacco Group Plc	173	4,628
Japan Tobacco Inc.	2	7,145
Kao Corp.	68	2,066
Unilever NV	199	4,834
		20,377
ENERGY - 10.5%
Afren Plc	913	345
BP Plc	1,465	11,308
China Shenhua Energy Co. Ltd.	945	2,026
CNOOC Ltd. (e)	2,442	2,323
Royal Dutch Shell Plc - Class A	518	13,607
Total SA (e)	127	6,956
		36,565
FINANCIALS - 26.5%
Allianz SE	78	8,301
Australia & New Zealand Banking Group Ltd.	227	2,453
Banco Santander SA	1,029	9,937
BNP Paribas (e)	127	5,469
China Construction Bank Corp. (e)	3,781	2,104
China Merchants Bank Co. Ltd. (e)	1,372	2,567
Credit Suisse Group AG	195	5,455
Daiwa Securities Group Inc.	394	2,365
HSBC Holdings Plc	1,064	10,416
ING Groep NV	222	2,442
Intesa Sanpaolo SpA (e)	1,954	7,097
Mitsubishi UFJ Financial Group Inc.	1,537	9,657
Muenchener Rueckversicherungs AG	36	5,627
Sampo Oyj	114	2,163
Societe Generale - Class A (e)	76	3,863
Sun Hung Kai Properties Ltd.	273	2,297
Swiss Reinsurance	65	3,202

Zurich Financial Services AG	29	6,384
		91,799
HEALTH CARE - 4.9%
Bayer AG	104	6,053
Sanofi-Aventis SA	163	10,444
		16,497
INDUSTRIALS - 9.5%
Alstom SA	45	2,661
Atlas Copco AB - Class A (e)	460	4,049
BAE Systems Plc	641	3,488
Bouygues (e)	101	4,295
Kubota Corp. (e)	744	5,387
Mitsubishi Corp.	267	3,785
Mitsubishi Electric Corp.	698	4,374
Mitsui & Co. Ltd.	324	3,331
Ruukki Group Oyj (e)	1,076	1,728
		33,098
INFORMATION TECHNOLOGY - 5.7%
HON HAI Precision Industry Co. Ltd.	889	1,753
Infosys Technologies Ltd. - ADR (e)	57	1,399
Nintendo Co. Ltd.	20	7,490
Nokia Oyj	225	3,536
Samsung Electronics Co. Ltd.	4	1,468
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	543	4,291
		19,937
MATERIALS - 5.4%
Akzo Nobel NV	71	2,919
BHP Billiton Plc	235	4,560
JFE Holdings Inc.	146	3,888
Lanxess AG (e)	106	2,070
Shin-Etsu Chemical Co. Ltd.	86	3,969
Sidenor Steel Production & Manufacturing Co. SA	315	1,406
		18,812
TELECOMMUNICATION SERVICES - 7.8%
Koninklijke KPN N.V.	370	5,385
Nippon Telegraph & Telephone Corp. (f)	2	8,492
Telefonica SA	179	4,034
Vodafone Group Plc	4,481	9,175
		27,086
UTILITIES - 7.3%
E.ON AG	192	7,546
GDF Suez (e)	149	7,373
Iberdrola SA (e)	228	2,125
International Power Plc	868	3,026
Tokyo Gas Co. Ltd.	1,042	5,282
		25,352

Total Common Stocks (cost $462,538)		324,709

PREFERRED STOCKS - 1.5%

HEALTH CARE - 1.5%
Roche Holding AG	34	5,302

Total Preferred Stocks (cost $5,626)		5,302

SHORT TERM INVESTMENTS - 16.1%
Mutual Funds - 4.4%
JNL Money Market Fund, 1.07% (a) (h)	15,189	15,189

Securities Lending Collateral - 11.7%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	41,737	40,422

Mellon GSL Reinvestment Trust II (d) (f) (u)	1,713	-
		40,422

Total Short Term Investments (cost $58,639)		55,611

Total Investments - 111.2% (cost $526,803)		385,622
Other Assets and Liabilities, Net - (11.2%) (o)		-38,785
Total Net Assets - 100%		$ 346,837

JNL/JPMorgan MidCap Growth Fund

COMMON STOCKS - 99.1%
CONSUMER DISCRETIONARY - 15.5%
Amazon.com Inc. (c)	12	$ 615
Coach Inc. (c)	31	648
Darden Restaurants Inc.	25	716
Discovery Communications Inc. (c) (e)	31	432
Gentex Corp. (e)	60	533
ITT Educational Services Inc. (c) (e)	26	2,441
J.C. Penney Co. Inc.	39	772
John Wiley & Sons Inc.	42	1,484
Kohl’s Corp. (c) (e)	36	1,318
Mattel Inc.	79	1,256
Morningstar Inc. (c) (e)	16	571
Panera Bread Co. - Class A (c) (e)	13	700
Penn National Gaming Inc. (e)	60	1,279
Sherwin-Williams Co. (e)	16	950
Strayer Education Inc. (e)	2	515
		14,230
ENERGY - 7.7%
Cabot Oil & Gas Corp. - Class A (e)	43	1,130
Cameron International Corp. (c)	38	784
Forest Oil Corp. (c) (e)	81	1,337
Helmerich & Payne Inc.	17	396
Oceaneering International Inc. (c)	28	814
Peabody Energy Corp. (e)	27	617
Southwestern Energy Co. (c)	70	2,033

		7,111
FINANCIALS - 14.5%
ACE Ltd.	29	1,514
Affiliated Managers Group Inc. (c) (e)	10	420
AON Corp.	25	1,160
Apollo Global Management LLC (f) (s) (u)	73	73
HCC Insurance Holdings Inc.	65	1,725
Interactive Brokers Group Inc. (c)	65	1,163
IntercontinentalExchange Inc. (c)	16	1,286
Investment Technology Group Inc. (c)	49	1,113
Lazard Ltd. - Class A	30	877
Northern Trust Corp.	25	1,322
Och-Ziff Capital Management Group LLC (e)	79	407
T. Rowe Price Group Inc. (e)	36	1,270
TD Ameritrade Holding Corp. (c)	75	1,067
		13,397
HEALTH CARE - 16.0%
Celgene Corp. (c)	31	1,718
Cerner Corp. (c) (e)	36	1,398
Covance Inc. (c) (e)	21	976
DaVita Inc. (c)	45	2,206
DENTSPLY International Inc.	38	1,087
Express Scripts Inc. (c)	14	748
Hologic Inc. (e)	72	942
Humana Inc. (c)	60	2,222
Illumina Inc. (e)	35	920
Myriad Genetics Inc. (c)	7	477
VCA Antech Inc. (c) (e)	71	1,405
Zimmer Holdings Inc. (c)	16	651
		14,750
INDUSTRIALS - 19.2%
AGCO Corp. (c) (e)	21	486
Bucyrus International Inc. - Class A	18	326
Corrections Corp. of America (c)	125	2,044
Cummins Inc.	23	624
First Solar Inc. (c) (e)	5	638
FTI Consulting Inc. (c) (e)	28	1,242
GT Solar International Inc. (c) (e)	51	148
JB Hunt Transport Services Inc. (e)	22	580
Landstar System Inc. (e)	47	1,795
McDermott International Inc. (c)	35	346
Pall Corp.	42	1,198
Precision Castparts Corp.	20	1,171
Roper Industries Inc.	20	880
Shaw Group Inc. (c)	42	867
Stericycle Inc. (c)	34	1,774
Wabtec Corp. (e)	27	1,081
Waste Connections Inc. (c)	78	2,455
		17,655
INFORMATION TECHNOLOGY - 19.6%

Activision Blizzard Inc. (c)	89	765
Akamai Technologies Inc. (c) (e)	68	1,020
Amdocs Ltd. (c)	107	1,959
Amphenol Corp. - Class A	65	1,551
Ansys Inc. (c)	16	444
Broadcom Corp. - Class A (c)	76	1,291
CommScope Inc. (c) (e)	55	852
Dolby Laboratories Inc. - Class A (c) (e)	24	799
Electronic Arts Inc. (c)	37	598
Equinix Inc. (c)	12	638
F5 Networks Inc. (c)	39	889
FLIR Systems Inc. (c) (e)	25	756
Harris Corp. (e)	47	1,779
Juniper Networks Inc. (c)	40	700
KLA-Tencor Corp.	32	694
MasterCard Inc. (e)	7	930
NetApp Inc. (c) (e)	60	833
Nuance Communications Inc. (c) (e)	53	553
SAIC Inc. (c)	52	1,009
		18,060
MATERIALS - 4.8%
Ecolab Inc.	54	1,911
Grief Inc.	18	598
Praxair Inc.	22	1,294
Rockwood Holdings Inc. (c)	52	559
		4,362
TELECOMMUNICATION SERVICES - 1.8%
Leap Wireless International Inc. (c) (e)	15	413
tw telecom inc. (c) (e)	150	1,272
		1,685

Total Common Stocks (cost $134,060)		91,250

SHORT TERM INVESTMENTS - 17.7%
Mutual Funds - 2.0%
JNL Money Market Fund, 1.07% (a) (h)	1,819	1,819

Securities Lending Collateral - 15.7%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	14,977	14,505
Mellon GSL Reinvestment Trust II (d) (f) (u)	456	-
		14,505

Total Short Term Investments (cost $17,252)		16,324

Total Investments - 116.8% (cost $151,312)		107,574
Other Assets and Liabilities, Net - (16.8%)		-15,458
Total Net Assets - 100%		$ 92,116

JNL/JPMorgan U.S. Government & Quality Bond Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED
SECURITIES - 3.6%
ACE Securities Corp. REMIC, 0.60%, 02/25/31 (i)	$ 776	$ 561
Banc of America Commercial Mortgage Inc.
REMIC, 6.41%, 03/11/32 (u)	2,129	2,254
Commercial Mortgage Pass-Through Certificates
REMIC, 5.45%, 07/16/34 (u)	3,948	3,802
CompuCredit Acquired Portfolio Voltage Master Trust,
1.37%, 09/15/18 (f) (i) (u)	894	699
Countrywide Alternative Loan Trust
REMIC, 0.72%, 07/20/46 (i)	1,372	561
REMIC, 0.70%, 12/20/46 (i)	1,597	693
Countrywide Home Equity Loan Trust
1.49%, 02/15/34 (i)	799	286
1.46%, 05/15/34 (f) (i) (u)	990	149
Green Tree Financial Corp. REMIC, 7.07%, 01/15/29	274	232
IndyMac Seconds Asset Backed Trust
REMIC, 0.60%, 06/25/36 (i) (u)	1,054	179
LB-UBS Commercial Mortgage Trust
REMIC, 5.35%, 11/15/38	2,520	1,963
MASTR Adjustable Rate Mortgages Trust
REMIC, 4.37%, 02/25/34 (i)	1,102	561
Morgan Stanley Mortgage Loan Trust
REMIC, 5.37%, 10/25/34 (i)	793	414
Nomura Asset Acceptance Corp.
REMIC, 6.50%, 03/25/34	5,793	5,325
Provident Funding Mortgage Loan Trust
REMIC, 4.64%, 10/25/35 (i)	690	487
SACO I Inc. REMIC, 0.60%, 06/25/36 (i) (u)	963	159
Structured Asset Mortgage Investments Inc.
REMIC, 0.68%, 08/25/36 (i)	1,782	708
Superior Wholesale Inventory Financing Trust,
1.30%, 01/15/12 (i)	1,800	1,389
Vendee Mortgage Trust REMIC, 6.75%, 02/15/31	3,295	3,500
Wells Fargo Mortgage Backed Securities Trust
REMIC, 6.00%, 06/25/37	1,353	824

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $34,083)		24,746

CORPORATE BONDS AND NOTES - 1.0%
FINANCIALS - 1.0%
General Electric Capital Corp., 3.00%, 12/09/11	2,500	2,585
Morgan Stanley, 3.25%, 12/01/11	2,500	2,605
Wells Fargo & Co., 3.00%, 12/09/11 (e)	1,525	1,585

Total Corporate Bonds and Notes (cost $6,515)		6,775

GOVERNMENT AND AGENCY OBLIGATIONS - 82.3%
GOVERNMENT SECURITIES - 20.5%

Sovereign - 0.9%
Israel Government AID Bond, 5.26%, 11/01/21 (j)	10,000	6,295

Treasury Inflation Index Securities - 5.5%
U.S. Treasury Inflation Indexed Note
2.38%, 04/15/11 (e) (r)	3,448	3,367
2.50%, 07/15/16 (e) (r)	2,446	2,426
1.38%, 07/15/18 (e) (r)	25,531	23,928
2.00%, 01/15/26 (e) (r)	5,649	5,324
2.38%, 01/15/27 (e) (r)	2,159	2,169
		37,214
U.S. Treasury Securities - 14.1%
U.S. Treasury Bond
8.88%, 08/15/17 (e)	8,000	11,909
8.13%, 08/15/21 (e) (j)	25,000	16,307
5.38%, 02/15/31 (e)	13,000	17,863
U.S. Treasury Note
4.00%, 04/15/10 (e)	5,600	5,871
4.63%, 02/15/17 (e)	22,000	26,018
4.75%, 08/15/17 (e)	15,000	17,934
		95,902
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 61.8%
Federal Farm Credit Bank - 1.3%
Federal Farm Credit Bank, 5.75%, 12/07/28	7,000	9,030

Federal Home Loan Bank - 2.4%
Federal Home Loan Bank
4.88%, 05/17/17	10,000	11,305
5.25%, 12/11/20	4,500	5,396
		16,701
Federal Home Loan Mortgage Corp. - 22.1%
Federal Home Loan Mortgage Corp.
7.00%, 07/01/11	1	2
6.50%, 08/01/13	11	12
8.00%, 07/01/20	30	32
6.00%, 11/01/28	307	319
7.00%, 04/01/29	69	73
7.00%, 10/01/31	3	4
7.00%, 11/01/31	4	4
7.00%, 02/01/32	89	93
7.00%, 03/01/32	86	91
7.00%, 04/01/32	54	56
7.00%, 04/01/32	9	10
7.00%, 06/01/32	8	9
7.00%, 06/01/32	4	4
7.00%, 08/01/32	7	7
5.00%, 08/01/33	1,401	1,435
5.50%, 06/15/34	10,000	10,288
5.00%, 12/01/34	5,769	5,905

5.20%, 12/01/35 (i)	10,392	10,501
5.85%, 01/01/37 (i)	2,806	2,868
REMIC, 5.00%, 10/15/17	5,258	5,366
REMIC, 5.00%, 12/15/17	7,000	7,076
REMIC, 5.00%, 01/15/18	3,500	3,545
REMIC, 5.00%, 02/15/18	10,000	10,100
REMIC, 5.00%, 03/15/18	4,000	4,042
REMIC, 4.50%, 06/15/18	2,000	2,029
REMIC, 4.50%, 10/15/19	10,466	10,446
REMIC, 4.50%, 02/15/20	2,500	2,507
REMIC, 4.50%, 09/15/20	5,365	5,280
REMIC, 5.50%, 01/15/27	7,000	7,150
REMIC, 5.00%, 03/15/31	1,299	145
REMIC, 4.50%, 04/15/32	183	182
REMIC, 5.00%, 12/15/32	3,500	3,374
REMIC, 5.50%, 01/15/33	7,617	7,794
REMIC, 5.00%, 07/15/33	3,000	3,087
REMIC, 5.00%, 08/15/33	7,000	7,046
REMIC, 5.00%, 09/15/33	8,240	8,295
REMIC, 5.00%, 05/15/34	3,890	3,923
REMIC, 5.00%, 06/15/34	4,300	4,420
REMIC, 4.50%, 07/15/34	2,809	2,844
REMIC, 5.50%, 10/15/34	4,000	4,099
REMIC, 5.00%, 02/15/35	5,000	4,981
REMIC, 5.50%, 07/15/35	6,580	6,812
REMIC, 5.50%, 07/15/36	4,383	4,471
		150,727
Federal National Mortgage Association - 29.9%
Federal National Mortgage Association
6.08%, 02/17/09 (i)	2,000	1,982
2.50%, 09/20/15	1	1
2.00%, 01/01/16	35	39
2.00%, 01/15/16	1	1
2.50%, 01/15/16	13	15
5.00%, 02/01/19	685	706
1.50%, 09/01/19	-	-
5.41%, 10/09/19 (j)	10,000	5,419
0.50%, 08/01/20	5	6
6.50%, 03/01/26	4	4
7.00%, 05/01/26	8	8
7.00%, 12/01/28	4	4
7.00%, 12/01/28	5	6
7.00%, 03/01/29	13	14
7.00%, 03/01/29	6	7
8.00%, 07/01/29	1	1
8.00%, 11/01/29	18	19
8.00%, 12/01/29	20	21
7.00%, 01/01/30	32	34
8.00%, 01/01/30	28	30
8.00%, 02/01/30	6	6

8.00%, 05/01/30	1	1
8.00%, 09/01/30	-	-
8.00%, 10/01/30	25	26
8.00%, 01/01/31	4	4
8.00%, 01/01/31	62	66
6.00%, 02/01/31	288	298
7.50%, 02/01/31	39	41
8.00%, 02/01/31	14	15
8.00%, 02/01/31	11	11
8.00%, 03/01/31	4	4
8.00%, 03/01/31	9	10
8.00%, 03/01/31	4	4
8.00%, 04/01/31	1	1
6.00%, 01/01/33	988	1,020
5.50%, 02/01/35	10,524	10,814
6.00%, 06/01/35	173	178
5.00%, 09/01/35	162	165
5.00%, 09/01/35	166	170
6.00%, 10/01/35	674	695
6.00%, 10/01/35	46	48
6.00%, 10/01/35	305	314
6.00%, 11/01/35	844	870
6.00%, 11/01/35	510	525
6.00%, 11/01/35	59	60
5.00%, 12/01/35	541	553
5.50%, 01/01/36	3,344	3,434
6.00%, 02/01/36	394	406
6.50%, 02/01/36	486	506
6.50%, 02/01/36	1,123	1,167
6.50%, 02/01/36	454	472
5.00%, 03/01/36	13,188	13,484
6.00%, 03/01/36	400	413
6.00%, 03/01/36	655	675
6.00%, 03/01/36	132	136
6.50%, 03/01/36	2,383	2,478
5.50%, 04/01/36	257	264
5.50%, 04/01/36	200	205
5.50%, 04/01/36	59	61
5.50%, 04/01/36	147	151
5.50%, 04/01/36	179	184
5.50%, 04/01/36	236	242
5.50%, 04/01/36	31	32
5.50%, 04/01/36	552	566
5.50%, 04/01/36	770	790
5.50%, 04/01/36	30	31
6.00%, 04/01/36	344	355
6.00%, 04/01/36	109	113
6.00%, 04/01/36	748	771
5.50%, 05/01/36	139	142
5.50%, 05/01/36	37	38

5.50%, 05/01/36	81	83
5.50%, 05/01/36	529	543
5.50%, 05/01/36	184	189
5.50%, 05/01/36	72	73
5.50%, 05/01/36	841	863
5.50%, 05/01/36	513	526
5.50%, 05/01/36	487	499
5.50%, 05/01/36	230	236
5.50%, 05/01/36	284	291
5.50%, 05/01/36	290	297
5.50%, 05/01/36	210	216
5.50%, 05/01/36	270	277
5.50%, 05/01/36	26	27
5.50%, 05/01/36	288	296
6.00%, 05/01/36	144	148
5.50%, 06/01/36	87	89
5.50%, 06/01/36	789	810
5.50%, 06/01/36	781	802
5.50%, 06/01/36	427	438
5.50%, 06/01/36	28	29
5.50%, 06/01/36	125	128
5.50%, 06/01/36	278	285
5.50%, 06/01/36	138	142
5.50%, 06/01/36	19	19
5.50%, 06/01/36	401	412
5.50%, 06/01/36	244	250
6.00%, 06/01/36	715	737
6.00%, 06/01/36	269	277
6.00%, 06/01/36	319	329
6.00%, 06/01/36	317	327
6.00%, 06/01/36	281	289
6.00%, 06/01/36	437	451
5.50%, 07/01/36	585	600
5.50%, 07/01/36	146	149
5.50%, 07/01/36	147	151
5.50%, 07/01/36	629	646
5.50%, 07/01/36	456	468
6.00%, 07/01/36	370	381
6.00%, 07/01/36	3,939	4,060
6.00%, 07/01/36	301	310
6.00%, 07/01/36	27,223	28,054
6.00%, 07/01/36	436	449
5.50%, 08/01/36	23	24
5.50%, 08/01/36	569	584
6.00%, 08/01/36	397	409
6.00%, 08/01/36	224	231
6.00%, 08/01/36	264	272
6.00%, 08/01/36	305	314
6.00%, 09/01/36	187	192
6.00%, 09/01/36	352	363

5.50%, 10/01/36, TBA (g)	2,599	2,667
6.00%, 12/01/36	339	350
REMIC, 5.00%, 05/25/18	9,880	10,017
REMIC, 4.00%, 01/25/19	3,000	2,946
REMIC, 5.00%, 12/25/22	11,111	11,182
REMIC, 4.50%, 05/01/23	8,592	7,489
REMIC, 4.50%, 07/25/23	11,114	11,036
REMIC, 5.00%, 04/25/32	7,500	7,585
REMIC, 4.50%, 12/25/32	5,000	5,077
REMIC, 3.50%, 07/25/33	3,965	3,813
REMIC, 5.50%, 12/25/34	3,247	3,357
REMIC, 5.50%, 02/25/35	8,790	9,017
REMIC, 5.50%, 07/25/35	4,633	4,803
REMIC, 5.50%, 11/25/35	2,025	2,057
REMIC, 7.50%, 12/25/41	12,563	13,227
REMIC, 4.68%, 06/25/43	9,763	9,820
		203,810
Government National Mortgage Association - 6.1%
Government National Mortgage Association
13.50%, 07/15/10	15	16
6.00%, 04/15/29	4	4
6.00%, 05/15/32	3	3
6.00%, 07/15/32	1	3
6.00%, 01/15/34	30	31
6.00%, 01/15/34	29	30
6.00%, 06/15/34	8	10
6.00%, 09/15/34	162	168
6.00%, 09/15/34	47	49
6.00%, 09/15/34	694	717
6.00%, 04/15/35	712	737
6.00%, 04/15/35	241	250
6.00%, 05/15/35	674	696
6.00%, 05/15/35	24	25
6.00%, 06/15/35	32	33
6.00%, 07/15/35	814	844
6.00%, 07/15/35	696	720
6.00%, 01/15/36	1,888	1,952
REMIC, 6.50%, 06/16/31	4,359	4,561
REMIC, 5.00%, 09/20/32	7,000	7,143
REMIC, 5.50%, 09/20/33	5,336	5,531
REMIC, 6.00%, 12/16/33	2,684	2,589
REMIC, Interest Only, 6.50%, 11/20/34	1,283	135
REMIC, 5.50%, 12/20/34	10,000	10,287
REMIC, 5.50%, 01/20/37	4,816	4,979
		41,513

Total Government and Agency Obligations (cost $531,463)		561,192

SHORT TERM INVESTMENTS - 31.6%
Mutual Funds - 17.1%

JNL Money Market Fund, 1.07% (a) (h)	116,255	116,255

Securities Lending Collateral - 14.5%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	102,109	98,892
Mellon GSL Reinvestment Trust II (d) (f) (u)	2,177	-
		98,892

Total Short Term Investments (cost $220,541)		215,147

Total Investments - 118.5% (cost $792,602)		807,860
Other Assets and Liabilities, Net - (18.5%)		-126,114
Total Net Assets - 100%		$ 681,746

JNL/Lazard Emerging Markets Fund

COMMON STOCKS - 89.8%
CONSUMER DISCRETIONARY - 9.3%
Delek Automotive Systems Ltd.	248	$ 1,282
Desarrolladora Homex SAB de CV - ADR (c) (e)	117	2,662
Ford Otomotiv Sanayi AS (e)	330	933
Grupo Televisa SA - ADR (e)	119	1,782
Hero Honda Motors Ltd.	109	1,800
PT Astra International Tbk	2,774	2,727
Steinhoff International Holdings Ltd.	1,052	1,428
Truworths International Ltd.	1,069	3,957
Woongjin Coway Co. Ltd.	147	3,146
		19,717
CONSUMER STAPLES - 11.2%
Amorepacific Corp.	4	1,957
British American Tobacco Plc	116	1,495
Eastern Tobacco	54	1,757
Fomento Economico Mexicano SAB de CV - ADR	107	3,215
Hite Brewery Co. Ltd. (c)	28	3,726
Kimberly-Clark de Mexico SAB de CV	584	1,940
Massmart Holdings Ltd.	207	1,895
Oriflame Cosmetics SA (e)	137	4,014
Souza Cruz SA	192	3,623
		23,622
ENERGY - 11.0%
Banpu Public Co. Ltd.	408	2,758
Eurasia Drilling Co. Ltd. - GDR (f)	105	366
LUKOIL Holdings - ADR (e)	238	7,716
Oil & Natural Gas Corp. Ltd.	477	6,570
Pakistan Petroleum Ltd.	425	542
Tenaris SA - ADR (e)	171	3,583
TNK-BP Holdings	2,617	1,714
		23,249
FINANCIALS - 16.5%
Banco do Brasil SA	859	5,406

Bank Hapoalim BM	1,513	3,261
Bank Mandiri Persero Tbk PT	25,910	4,918
Investcorp Bank (t) (v)	69	69
JHSF Participacoes SA	803	568
KB Financial Group Inc. (c)	153	4,092
Nedbank Group Ltd.	334	3,454
OTP Bank Rt (c) (e)	60	912
Punjab National Bank Ltd.	206	2,243
Sanlam Ltd. (e)	2,034	3,738
Shinhan Financial Group Co. Ltd.	130	3,090
Turkiye Is Bankasi SA	1,178	3,209
		34,960
INDUSTRIALS - 9.3%
Cia de Concessoes Rodoviarias	265	2,685
Cosco Corp. Singapore Ltd. - ADR	404	1,304
Empresa Brasileira de Aeronautica SA - ADR (e)	146	2,359
GS Engineering & Construction Corp.	57	2,690
Iochpe Maxion SA	118	443
Murray & Roberts Holdings Ltd. (e)	419	2,190
Orascom Construction Industries	112	2,862
PLUS Expressways Berhad	2,149	1,854
Tam SA - ADR (e)	213	1,753
United Tractors Tbk PT	3,903	1,632
		19,772
INFORMATION TECHNOLOGY - 9.1%
Advanced Semiconductor Engineering Inc.	4,044	1,462
HON HAI Precision Industry Co. Ltd.	515	1,999
HON HAI Precision Industry Co. Ltd. - GDR (e)	44	172
HTC Corp.	126	1,265
Redecard SA	509	5,610
Samsung Electronics Co. Ltd.	9	3,200
Satyam Computer Services Ltd. - ADR (e)	347	3,136
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	306	2,419
		19,263
MATERIALS - 7.5%
Aquarius Platinum Ltd.	666	1,733
ArcelorMittal South Africa Ltd. (e)	64	614
Evraz Group SA - GDR	113	985
First Quantum Minerals Ltd.	13	180
Israel Chemicals Ltd.	436	3,049
Kumba Iron Ore Ltd.	255	4,500
Mechel OAO - ADR (e)	65	260
Pretoria Portland Cement Co. Ltd.	839	2,849
Shougang Concord International Enterprises Co. Ltd.	13,431	1,504
VSMPO-Avisma Corp.	11	214
		15,888
TELECOMMUNICATION SERVICES - 15.9%
America Movil SAB de CV - ADR	80	2,464
Egyptian Co. for Mobile Services	82	2,195
Mobile Telesystems - ADR (e)	163	4,341

Philippine Long Distance Telephone Co. - ADR (e)	166	7,789
PT Telekomunikasi Indonesia - ADR (e)	325	8,143
Turkcell Iletisim Hizmet AS (e)	1,513	8,747
		33,679

Total Common Stocks (cost $327,411)		190,150

PREFERRED STOCKS - 4.2%
MATERIALS - 3.1%
Companhia Vale do Rio Doce	440	4,503
Klabin SA	459	652
Suzano Papel e Celulose SA	291	1,511
		6,666
UTILITIES - 1.1%
AES Tiete SA	232	1,474
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	83	908
		2,382

Total Preferred Stocks (cost $19,034)		9,048

SHORT TERM INVESTMENTS - 18.5%
Mutual Funds - 6.0%
JNL Money Market Fund, 1.07% (a) (h)	12,801	12,801

Securities Lending Collateral - 12.5%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	27,270	26,411
Mellon GSL Reinvestment Trust II (d) (f) (u)	782	-
		26,411

Total Short Term Investments (cost $40,853)		39,212

Total Investments - 112.5% (cost $387,298)		238,410
Other Assets and Liabilities, Net - (12.5%)		-26,566
Total Net Assets - 100%		$ 211,844

JNL/Lazard Mid Cap Equity Fund

COMMON STOCKS - 97.7%
CONSUMER DISCRETIONARY - 11.0%
Abercrombie & Fitch Co. - Class A (e)	89	2,058
Darden Restaurants Inc.	57	1,612
Gap Inc.	100	1,340
HanesBrands Inc. (c) (e)	44	557
J.C. Penney Co. Inc. (e)	70	1,371
Leggett & Platt Inc. (e)	161	2,441
Mattel Inc.	27	438
Starbucks Corp. (c) (e)	164	1,551
Viacom Inc. - Class B (c)	138	2,625
		13,993
CONSUMER STAPLES - 7.8%

Avon Products Inc.	56	1,348
Campbell Soup Co.	58	1,726
JM Smucker Co.	30	1,305
McCormick & Co. Inc. (e)	83	2,648
Molson Coors Brewing Co.	60	2,950
		9,977
ENERGY - 7.4%
Hess Corp.	17	917
Holly Corp. (e)	99	1,801
Massey Energy Co.	44	600
Patterson-UTI Energy Inc. (e)	75	860
Pride International Inc. (c)	104	1,662
Sunoco Inc. (e)	35	1,530
Williams Cos. Inc.	143	2,071
		9,441
FINANCIALS - 17.1%
Ameriprise Financial Inc.	112	2,614
City National Corp. (e)	29	1,422
Federated Investors Inc. - Class B	62	1,046
Hudson City Bancorp Inc.	108	1,716
Marsh & McLennan Cos. Inc.	82	1,978
Marshall & Ilsley Corp. (e)	101	1,383
PartnerRe Ltd. (e)	27	1,889
Public Storage Inc. (e)	37	2,926
RenaissanceRe Holdings Ltd.	53	2,728
St. Joe Co. (c) (e)	61	1,488
Waddell & Reed Financial Inc. - Class A	2	36
Willis Group Holdings Ltd.	95	2,364
		21,590
HEALTH CARE - 11.7%
Forest Laboratories Inc. (c)	60	1,526
Hospira Inc. (c)	108	2,883
Life Technologies Corp.	41	965
Omnicare Inc. (e)	119	3,315
Patterson Cos. Inc. (c)	61	1,149
Warner Chilcott Ltd. (c)	187	2,706
Zimmer Holdings Inc. (c)	59	2,385
		14,929
INDUSTRIALS - 15.7%
Cintas Corp.	69	1,612
Corrections Corp. of America (c)	114	1,865
Covanta Holding Corp. (c)	107	2,359
Dover Corp.	48	1,590
Foster Wheeler Ltd. (c)	60	1,403
Monster Worldwide Inc. (c) (e)	103	1,249
Parker Hannifin Corp.	35	1,480
Pitney Bowes Inc.	86	2,196
Republic Services Inc. - Class A	99	2,464
Spirit Aerosystems Holdings Inc. (c)	186	1,892
Textron Inc.	71	985

WESCO International Inc. (c)	49	940
		20,035
INFORMATION TECHNOLOGY - 11.8%
Agilent Technologies Inc. (c)	118	1,847
Analog Devices Inc.	115	2,183
Arrow Electronics Inc. (c)	52	970
Brocade Communications Systems Inc. (c)	218	610
Ingram Micro Inc. - Class A (c)	159	2,133
Lam Research Corp. (c) (e)	57	1,211
Lexmark International Inc. (c) (e)	31	845
NetApp Inc. (c) (e)	47	659
NeuStar Inc. - Class A (c) (e)	131	2,512
Symantec Corp. (c)	151	2,036
		15,006
MATERIALS - 9.2%
Air Products & Chemicals Inc.	29	1,453
Ball Corp.	55	2,279
Bemis Co. Inc.	45	1,066
CF Industries Holdings Inc.	21	1,023
International Flavors & Fragrances Inc. (e)	51	1,528
Packaging Corp. of America (e)	153	2,062
RPM International Inc.	106	1,411
United States Steel Corp.	22	833
		11,655
TELECOMMUNICATION SERVICES - 1.0%
Frontier Communications Corp. (e)	143	1,245

UTILITIES - 5.0%
American Electric Power Co. Inc.	88	2,915
PPL Corp. (e)	34	1,037
Wisconsin Energy Corp. (e)	58	2,439
		6,391

Total Common Stocks (cost $170,424)		124,262

SHORT TERM INVESTMENTS - 21.3%
Mutual Funds - 3.4%
JNL Money Market Fund, 1.07% (a) (h)	4,367	4,367

Securities Lending Collateral - 17.9%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	23,533	22,791
Mellon GSL Reinvestment Trust II (d) (f) (u)	525	-
		22,791

Total Short Term Investments (cost $28,425)		27,158

Total Investments - 119.0% (cost $198,849)		151,420
Other Assets and Liabilities, Net - (19.0%)		-24,128
Total Net Assets - 100%		$ 127,292

JNL/Lazard Small Cap Equity Fund

COMMON STOCKS - 97.0%
CONSUMER DISCRETIONARY - 10.3%
American Eagle Outfitters Inc.	106	$ 989
Centex Corp.	26	279
Childrens Place Retail Stores Inc. (c)	42	913
Choice Hotels International Inc. (e)	13	391
Gymboree Corp. (c)	14	365
Iconix Brand Group Inc. (c) (e)	133	1,302
Lennar Corp.	31	270
Liz Claiborne Inc. (e)	73	189
Polaris Industries Inc. (e)	23	668
Tempur-Pedic International Inc. (e)	107	758
Texas Roadhouse Inc. - Class A (c) (e)	103	795
True Religion Apparel Inc. (c)	40	493
		7,412
CONSUMER STAPLES - 0.7%
Bare Escentuals Inc. (c) (e)	95	497

ENERGY - 1.4%
Dril-Quip Inc. (c) (e)	23	476
Oceaneering International Inc. (c)	14	411
TXCO Resources Inc. (c) (e)	79	118
		1,005
FINANCIALS - 16.8%
Alexandria Real Estate Equities Inc. (e)	10	579
Bank of the Ozarks Inc.	29	848
Cascade Bancorp (e)	27	185
Digital Realty Trust Inc. (e)	31	1,022
Healthcare Realty Trust Inc.	18	418
IberiaBank Corp.	20	960
Jefferies Group Inc.	51	717
Macerich Co. (e)	24	443
Max Capital Group Ltd.	57	1,005
NewAlliance Bancshares Inc. (e)	104	1,363
Piper Jaffray Cos. (c) (e)	22	875
Prosperity Bancshares Inc. (e)	30	879
Signature Bank (c)	49	1,391
Tanger Factory Outlet Centers Inc. (e)	16	617
Waddell & Reed Financial Inc. - Class A	46	714
		12,016
HEALTH CARE - 17.0%
Air Methods Corp. (c) (e)	30	478
American Medical Systems Holdings Inc. (c) (e)	67	604
Cubist Pharmaceuticals Inc. (c)	27	660
Emergency Medical Services Corp. (c) (e)	38	1,380
eResearch Technology Inc. (c) (e)	73	483
Five Star Quality Care Inc. (c)	184	282
inVentiv Health Inc. (c)	101	1,170

Kendle International Inc. (c) (e)	50	1,278
Magellan Health Services Inc. (c) (e)	27	1,073
Pediatrix Medical Group Inc. (c) (e)	15	482
PSS World Medical Inc. (c) (e)	87	1,630
Skilled Healthcare Group Inc. (c)	93	784
Symmetry Medical Inc. (c)	118	940
Varian Inc. (c)	28	948
		12,192
INDUSTRIALS - 21.1%
Altra Holdings Inc. (c)	54	428
Beacon Roofing Supply Inc. (c)	44	605
Continental Airlines Inc. - Class B (c)	25	444
Diana Shipping Inc.	27	347
Duff & Phelps Corp. - Class A (c)	84	1,602
Dycom Industries Inc. (c)	123	1,009
FTI Consulting Inc. (c) (e)	16	710
Genco Shipping & Trading Ltd. (e)	13	197
Genesis Lease Ltd. - ADR	47	134
Kaman Corp. - Class A	27	495
Knoll Inc. (e)	67	603
Middleby Corp. (c) (e)	30	813
Orion Marine Group Inc. (c)	17	163
RBC Bearings Inc. (c)	33	665
Regal-Beloit Corp. (e)	32	1,204
Stanley Inc. (c)	45	1,634
Trex Co. Inc. (c) (e)	62	1,024
UTi Worldwide Inc.	58	827
Wabtec Corp.	4	167
Waste Connections Inc. (c) (e)	42	1,334
Watson Wyatt Worldwide Inc.	15	727
		15,132
INFORMATION TECHNOLOGY - 18.4%
Ansys Inc. (c)	18	491
Ariba Inc. (c) (e)	118	852
Blue Coat Systems Inc. (c)	77	649
Brocade Communications Systems Inc. (c)	198	555
CACI International Inc. - Class A (c)	18	825
Comtech Telecommunications Corp. (c)	16	719
CPI International Inc. (c) (e)	155	1,341
FEI Co. (c)	38	724
Hughes Communications Inc. (c)	59	937
Informatica Corp. (c)	39	529
Microsemi Corp. (c)	36	455
Monolithic Power Systems Inc. (c)	31	395
ON Semiconductor Corp. (c) (e)	175	593
Plexus Corp. (c) (e)	40	671
Polycom Inc. (c) (e)	35	473
Skyworks Solutions Inc. (c)	70	389
SRA International Inc. - Class A (c)	48	823
TTM Technologies Inc. (c) (e)	94	491

United Online Inc. (e)	209	1,269
		13,181
MATERIALS - 2.3%
Ashland Inc.	35	363
Commercial Metals Co.	27	315
Headwaters Inc. (c) (e)	53	358
Schnitzer Steel Industries Inc. - Class A	15	580
		1,616
TELECOMMUNICATION SERVICES - 3.5%
Alaska Communications Systems Group Inc. (e)	155	1,457
NTELOS Holdings Corp.	44	1,072
		2,529
UTILITIES - 5.5%
Cleco Corp.	40	906
Northwest Natural Gas Co. (e)	19	858
South Jersey Industries Inc. (e)	37	1,462
Westar Energy Inc.	35	718
		3,944

Total Common Stocks (cost $89,474)		69,524

SHORT TERM INVESTMENTS - 31.0%
Mutual Funds - 4.9%
JNL Money Market Fund, 1.07% (a) (h)	3,500	3,500

Securities Lending Collateral - 26.1%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	19,289	18,681
Mellon GSL Reinvestment Trust II (d) (f) (u)	534	-
		18,681

Total Short Term Investments (cost $23,323)		22,181

Total Investments - 128.0% (cost $112,797)		91,705
Other Assets and Liabilities, Net - (28.0%)		-20,077
Total Net Assets - 100%		$ 71,628

JNL/M&G Global Basics Fund

COMMON STOCKS - 94.9%
CONSUMER DISCRETIONARY - 8.2%
Baron de Ley SA (c)	1	$ 52
Compagnie des Alpes	2	60
Compass Group Plc	7	34
Eastman Kodak Co.	3	21
Hongkong & Shanghai Hotels	99	75
Starbucks Corp. (c)	7	64
Yum! Brands Inc.	3	88
		394
CONSUMER STAPLES - 25.3%
Agrana Beteiligungs AG	2	103

Colgate-Palmolive Co.	3	206
Constellation Brands Inc. - Class A (c)	16	244
Corn Products International Inc.	4	107
Elizabeth Arden Inc. (c)	3	38
Foster’s Group Ltd.	23	88
Futuris Corp. Ltd.	94	42
Kerry Group Plc	7	122
Pilgrim’s Pride Corp. - Class B	9	5
PZ Cussons Plc	19	46
Unilever Plc	8	191
Wimm-Bill-Dann Foods OJSC - ADR (c)	1	21
		1,213
ENERGY - 11.1%
Alliance Resource Partners LP	3	89
Peabody Energy Corp.	2	36
Santos Ltd.	23	237
Sibir Energy Plc (c)	3	6
Tullow Oil Plc	17	162
		530
FINANCIALS - 1.4%
AMMB Holdings Bhd	92	66

HEALTH CARE - 6.6%
Ansell Ltd.	18	157
DENTSPLY International Inc.	5	141
Genus Plc	2	15
		313
INDUSTRIALS - 13.0%
Acuity Brands Inc.	3	108
European Aeronautic Defence & Space Co. NV	10	177
Fraser and Neave Ltd.	40	83
Kansas City Southern (c)	2	40
Noble Group Ltd.	61	44
QinetiQ Plc	51	117
Wienerberger AG	3	55
		624

MATERIALS - 29.3%
AMCOL International Corp.	4	73
Amcor Ltd.	20	79
Arkema	3	51
BHP Billiton Ltd.	-	2
BlueScope Steel Ltd.	30	73
Eramet	1	140
Iluka Resources Ltd.	40	130
Imerys SA	4	184
Johnson Matthey Plc	9	141
Lonmin Plc	6	74
Schnitzer Steel Industries Inc. - Class A	2	56
Scotts Miracle-Gro Co.	4	125

Sherritt International Corp.	12	31
Sims Group Ltd.	12	148
Symrise AG	7	95
		1,402

Total Common Stocks (cost $5,189)		4,542

PREFERRED STOCKS - 0.2%
TELECOMMUNICATION SERVICES - 0.2%
Villeroy & Boch AG	2	11

Total Preferred Stocks (cost $14)		11

SHORT TERM INVESTMENTS - 4.2%
Mutual Funds - 4.2%
JNL Money Market Fund, 1.07% (a) (h)	199	199

Total Short Term Investments (cost $199)		199

Total Investments - 99.3% (cost $5,402)		4,752
Other Assets and Liabilities, Net - 0.7%		35
Total Net Assets - 100%		$ 4,787

JNL/M&G Global Leaders Fund

COMMON STOCKS - 99.3%
CONSUMER DISCRETIONARY - 6.9%
Hankook Tire Co. Ltd.	6	$ 70
Home Depot Inc.	5	124
Whirlpool Corp.	2	62
Yamaha Motor Co. Ltd.	6	62
		318
CONSUMER STAPLES - 7.3%
Carrefour SA	1	32
Coca-Cola Enterprises Inc.	8	99
Heineken NV	2	75
Metro AG	3	128
		334
ENERGY - 14.3%
Anadarko Petroleum Corp.	3	100
El Paso Corp.	10	79
Forest Oil Corp. (c)	3	45
Hess Corp.	2	97
Marathon Oil Corp.	2	63
Mariner Energy Inc. (c)	6	62
StatoilHydro ASA	5	80
TransCanada Corp.	5	129
		655

FINANCIALS - 12.9%

AMMB Holdings Bhd	96	69
China Citic Bank	127	44
Credit Suisse Group AG	3	71
HSBC Holdings Plc	10	99
JPMorgan Chase & Co.	3	85
Unum Group	5	89
Wells Fargo & Co.	5	136
		593
HEALTH CARE - 19.3%
Astellas Pharma Inc.	4	151
Daiichi Sankyo Co. Ltd.	7	156
IMS Health Inc.	6	89
Lonza Group AG	1	111
Merck & Co. Inc.	4	122
Pfizer Inc.	7	131
Schering-Plough Corp.	7	116
Smith & Nephew Plc	1	7
		883
INDUSTRIALS - 11.0%
A P Moller - Maersk A/S	-	70
Koninklijke Philips Electronics NV	4	79
Nexans SA	1	58
Norfolk Southern Corp.	1	52
Shanghai Industrial Holdings Ltd.	29	67
Siemens AG	2	113
Timken Co.	3	63
		502
INFORMATION TECHNOLOGY - 15.7%
Avnet Inc. (c)	3	53
Google Inc. - Class A (c)	-	31
Konica Minolta Holdings Inc.	15	113
MacDonald Dettwiler & Associates Ltd.	6	104
Marvell Technology Group Ltd. (c)	8	51
McAfee Inc. (c)	2	69
Microsoft Corp.	7	126
SAP AG	3	95
Yokogawa Electric Corp.	12	80
		722
MATERIALS - 5.6%
Anglo American Plc	2	44
EI Du Pont de Nemours & Co.	3	71
Koninklijke DSM NV	3	79
ThyssenKrupp AG	2	62
		256
TELECOMMUNICATION SERVICES - 5.1%
SK Telecom Co. Ltd. - ADR	5	97
Vodafone Group Plc	67	137
		234
UTILITIES - 1.2%
Alliant Energy Corp.	2	56

Total Common Stocks (cost $4,907)		4,553

PREFERRED STOCKS - 1.1%
INFORMATION TECHNOLOGY - 1.1%
Samsung Electronics Co. Ltd.	-	52

Total Preferred Stocks (cost $58)		52

Total Investments - 100.4% (cost $4,965)		4,605
Other Assets and Liabilities, Net - (0.4%)		-20
Total Net Assets - 100%		$ 4,585

JNL/Mellon Capital Management 10 X 10 Fund

INVESTMENT FUNDS - 100.0%
JNL/Mellon Capital Management Bond
Index Fund (2.6%) (a)	908	$ 10,037
JNL/Mellon Capital Management International
Index Fund (2.7%) (a)	1,067	10,037
JNL/Mellon Capital Management JNL 5 Fund (1.6%) (a)	7,954	50,187
JNL/Mellon Capital Management S&P 400 MidCap
Index Fund (3.5%) (a)	1,229	10,038
JNL/Mellon Capital Management S&P 500
Index Fund (2.2%) (a)	1,331	10,038
JNL/Mellon Capital Management Small Cap
Index Fund (4.1%) (a)	1,258	10,038

Total Investment Funds (cost $156,133)		100,375

Total Investments - 100.0% (cost $156,133)		100,375
Other Assets and Liabilities, Net - 0.0%		-5
Total Net Assets - 100%		$ 100,370

JNL/Mellon Capital Management Index 5 Fund

INVESTMENT FUNDS - 100.0%
JNL/Mellon Capital Management Bond
Index Fund (3.1%) (a)	1,092	$ 12,082
JNL/Mellon Capital Management International
Index Fund (3.2%) (a)	1,284	12,082
JNL/Mellon Capital Management S&P 400 MidCap
Index Fund (4.2%) (a)	1,479	12,082
JNL/Mellon Capital Management S&P 500
Index Fund (2.6%) (a)	1,602	12,083
JNL/Mellon Capital Management Small Cap
Index Fund (5.0%) (a)	1,514	12,083

Total Investment Funds (cost $81,474)		60,412

Total Investments - 100.0% (cost $81,474)		60,412
Other Assets and Liabilities, Net - 0.0%		-3
Total Net Assets - 100%		$ 60,409

JNL/Mellon Capital Management European 30 Fund

COMMON STOCKS - 99.3%
CONSUMER STAPLES - 6.4%
Heineken Holding NV	2	$ 69
Tate & Lyle Plc	12	68
		137
ENERGY - 15.9%
BP Plc	11	85
ENI SpA	4	88
Royal Dutch Shell Plc - Class B	3	81
Total SA	2	86
		340
FINANCIALS - 23.4%
Banco Bilbao Vizcaya Argentaria SA	5	65
Banco de Sabadell SA	11	78
DnB NOR ASA	13	51
Erste Group Bank AG	2	43
Hannover Rueckversicherung AG	3	81
ING Groep NV	4	43
KBC Groep NV	1	32
Lloyds TSB Group Plc	18	35
Zurich Financial Services AG	-	73
		501
HEALTH CARE - 11.7%
AstraZeneca Plc	2	80
Roche Holding AG	1	85
Sanofi-Aventis SA	1	85
		250
INDUSTRIALS - 2.5%
Metso Oyj	4	53

MATERIALS - 13.6%
Antofagasta Plc	15	94
BHP Billiton Plc	4	86
Lafarge SA	1	57
SSAB Svenskt Stal AB - Class A	6	55
		292
TELECOMMUNICATION SERVICES - 18.7%
BT Group Plc	31	62
France Telecom SA	3	87
Mobistar SA	1	85
Portugal Telecom SGPS SA	9	79
Swisscom AG	-	87
		400
UTILITIES - 7.1%
Enel SpA	11	70
RWE AG	1	82
		152

Total Common Stocks (cost $2,389)		2,125

RIGHTS - 0.0%
Lloyds TSB Group Plc (c) (f)	8	-

Total Rights (cost $0)		-

SHORT TERM INVESTMENTS - 0.2%
Mutual Funds - 0.2%
JNL Money Market Fund, 1.07% (a) (h)	4	4

Total Short Term Investments (cost $4)		4

Total Investments - 99.5% (cost $2,393)		2,129
Other Assets and Liabilities, Net - 0.5%		12
Total Net Assets - 100%		$ 2,141

JNL/Mellon Capital Management Pacific Rim 30 Fund

COMMON STOCKS - 99.7%
CONSUMER DISCRETIONARY - 11.9%
Daiwa House Industry Co. Ltd.	14	$ 137
Jardine Cycle & Carriage Ltd.	12	80
Tabcorp Holdings Ltd.	20	100
Yue Yuen Industrial Holdings Ltd.	45	88
		405
CONSUMER STAPLES - 3.5%
Metcash Ltd.	39	119

ENERGY - 2.1%
Caltex Australia Ltd.	14	72
FINANCIALS - 11.4%
Australia & New Zealand Banking Group Ltd.	9	98
Hang Seng Bank Ltd.	8	102
United Overseas Bank Ltd.	11	99
Westpac Banking Corp.	7	89
		388
HEALTH CARE - 6.2%
Astellas Pharma Inc.	3	106
Daiichi Sankyo Co. Ltd.	4	104
		210
INDUSTRIALS - 24.1%
Central Japan Railway Co.	-	104
East Japan Railway Co. (f)	-	121
Kamigumi Co. Ltd.	16	142
Nippon Express Co. Ltd.	29	122
SembCorp Industries Ltd.	66	108
Toll Holdings Ltd.	25	106
West Japan Railway Co.	-	114
		817
MATERIALS - 23.8%
Amcor Ltd.	28	113
BHP Billiton Ltd.	6	118
Kansai Paint Co. Ltd.	22	113
Rio Tinto Ltd.	2	52
Sims Group Ltd.	6	79
Taiyo Nippon Sanso Corp.	17	131
Tokuyama Corp.	24	203
		809
TELECOMMUNICATION SERVICES - 8.5%
KDDI Corp.	-	143
NTT DoCoMo Inc.	-	146
		289
UTILITIES - 8.2%
Hokuriku Electric Power Co.	5	137
Tokyo Gas Co. Ltd.	28	142
		279

Total Common Stocks (cost $3,460)		3,388

SHORT TERM INVESTMENTS - 0.1%
Mutual Funds - 0.1%
JNL Money Market Fund, 1.07% (a) (h)	3	3

Total Short Term Investments (cost $3)		3

Total Investments - 99.8% (cost $3,463)		3,391
Other Assets and Liabilities, Net - 0.2%		6
Total Net Assets - 100%		$ 3,397

JNL/Mellon Capital Management S&P 500 Index Fund

COMMON STOCKS - 96.2%
CONSUMER DISCRETIONARY - 8.0%
Comcast Corp. - Class A	165	$ 2,781
Home Depot Inc.	96	2,217
McDonald’s Corp.	64	3,964
Time Warner Inc.	203	2,044
Walt Disney Co. (e)	106	2,404
Other Securities		24,124
		37,534

CONSUMER STAPLES - 12.4%
Coca-Cola Co.	114	5,142
Coca-Cola Enterprises Inc.	19	223
CVS Caremark Corp.	81	2,339
Kraft Foods Inc. - Class A	86	2,301
Pepsi Bottling Group Inc.	8	172
PepsiCo Inc.	89	4,859
Philip Morris International Inc.	116	5,064
Procter & Gamble Co.	170	10,532
Wal-Mart Stores Inc.	128	7,154
Other Securities		19,970
		57,756
ENERGY - 12.8%
Chevron Corp.	116	8,580
ConocoPhillips	86	4,445
Exxon Mobil Corp.	290	23,163
Occidental Petroleum Corp.	46	2,779
Schlumberger Ltd.	68	2,879
Other Securities		17,898
		59,744
FINANCIALS - 12.7%
Bank of America Corp.	284	4,002
Bank of New York Mellon Corp. (a)	65	1,841
Citigroup Inc.	309	2,072
Goldman Sachs Group Inc.	25	2,134
JPMorgan Chase & Co.	213	6,717
U.S. Bancorp	100	2,508

Wells Fargo & Co.	215	6,352
Other Securities		33,818
		59,444
HEALTH CARE - 14.2%
Abbott Laboratories	89	4,728
Amgen Inc. (c)	61	3,495
Bristol-Myers Squibb Co.	112	2,610
Eli Lilly & Co.	57	2,285
Gilead Sciences Inc. (c)	52	2,667
Johnson & Johnson	158	9,473
Merck & Co. Inc.	121	3,677
Pfizer Inc.	385	6,816
Wyeth	76	2,836
Other Securities		27,614
		66,201
INDUSTRIALS - 10.7%
3M Co.	40	2,280
General Electric Co.	599	9,709
United Parcel Service Inc. - Class B	57	3,140
United Technologies Corp.	54	2,918
Other Securities		31,666
		49,713
INFORMATION TECHNOLOGY - 14.7%
Apple Inc. (c)	51	4,332
Cisco Systems Inc. (c)	334	5,436
Google Inc. - Class A (c)	14	4,202
Hewlett-Packard Co.	140	5,074
Intel Corp.	317	4,653
International Business Machines Corp.	76	6,438
Microsoft Corp.	436	8,484
Oracle Corp. (c)	224	3,966
QUALCOMM Inc.	95	3,388
Other Securities		22,662
		68,635

MATERIALS - 2.9%
Monsanto Co.	31	2,194
Other Securities		11,199
		13,393
TELECOMMUNICATION SERVICES - 3.7%
AT&T Inc. (e)	336	9,584
Verizon Communications Inc.	162	5,497
Other Securities		2,096
		17,177
UTILITIES - 4.1%
Exelon Corp.	37	2,073
Other Securities		16,858
		18,931

Total Common Stocks (cost $585,168)		448,528

SHORT TERM INVESTMENTS - 11.2%
Mutual Funds - 3.4%
JNL Money Market Fund, 1.07% (a) (h)	15,973	15,973

Securities Lending Collateral - 7.3%
Mellon GSL DBT II Collateral Fund, 1.67% (a) (h)	34,836	33,738
Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	743	-
		33,738
U.S. Treasury Securities - 0.5%
U.S. Treasury Bill
0.01%, 03/19/09 (o)	405	406
0.26%, 06/18/09 (o)	2,035	2,033
		2,439

Total Short Term Investments (cost $53,989)		52,150

Total Investments - 107.4% (cost $639,157)		500,678
Other Assets and Liabilities, Net - (7.4%)		-34,636
Total Net Assets - 100%		$ 466,042

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

COMMON STOCKS - 100.2%
CONSUMER DISCRETIONARY - 14.1%
Advance Auto Parts Inc.	41	$ 1,385
DeVry Inc. (e)	27	1,537
Dollar Tree Inc. (c)	39	1,647
ITT Educational Services Inc. (c)	14	1,294
O’Reilly Automotive Inc. (c) (e)	58	1,797
Priceline.com Inc. (c) (e)	18	1,300
Ross Stores Inc.	56	1,672
Strayer Education Inc.	6	1,326
Other Securities		28,470
		40,428
CONSUMER STAPLES - 4.5%
Church & Dwight Co. Inc. (e)	30	1,708
Energizer Holdings Inc. (c)	25	1,373
Ralcorp Holdings Inc. (c)	24	1,431
Other Securities		8,532
		13,044
ENERGY - 6.4%
FMC Technologies Inc.	54	1,296
Other Securities		17,040
		18,336
FINANCIALS - 21.2%
Commerce Bancshares Inc.	29	1,261
Cullen/Frost Bankers Inc.	26	1,307
Everest Re Group Ltd.	27	2,032
Federal Realty Investors Trust (e)	26	1,592

Fidelity National Financial Inc. - Class A (e)	92	1,634
HCC Insurance Holdings Inc.	50	1,334
Health Care REIT Inc. (e)	45	1,897
Nationwide Health Properties Inc.	43	1,241
New York Community Bancorp Inc.	150	1,789
Regency Centers Corp.	30	1,421
Reinsurance Group of America Inc. (c)	32	1,351
WR Berkley Corp.	60	1,868
Other Securities		42,164
		60,891
HEALTH CARE - 11.4%
Covance Inc. (c) (e)	28	1,267
Edwards Lifesciences Corp. (c) (e)	24	1,330
Endo Pharmaceuticals Holdings Inc. (c) (e)	51	1,317
Henry Schein Inc. (c) (e)	39	1,425
Hologic Inc. (e)	111	1,456
Omnicare Inc. (e)	45	1,257
Pharmaceutical Product Development Inc.	51	1,487
Vertex Pharmaceuticals Inc. (c) (e)	65	1,987
Other Securities		21,131
		32,657
INDUSTRIALS - 14.4%
Ametek Inc.	46	1,402
Quanta Services Inc. (c) (e)	86	1,698
Roper Industries Inc. (e)	39	1,693
URS Corp. (c)	36	1,480
Other Securities		35,194
		41,467
INFORMATION TECHNOLOGY - 12.5%
Alliance Data Systems Corp. (c) (e)	28	1,306
SAIC Inc. (c)	88	1,716
Other Securities		32,935
		35,957
MATERIALS - 6.8%
Airgas Inc.	35	1,372
Cliffs Natural Resources Inc.	49	1,264
FMC Corp.	32	1,439
Martin Marietta Materials Inc. (e)	18	1,748
Other Securities		13,660
		19,483
TELECOMMUNICATION SERVICES - 0.6%
Telephone & Data Systems Inc.	46	1,470
Other Securities		178
		1,648
UTILITIES - 8.3%
Alliant Energy Corp.	48	1,401
MDU Resources Group Inc. (e)	80	1,723
Northeast Utilities	68	1,628
NSTAR (e)	46	1,694
Oneok Inc.	45	1,323

Puget Energy Inc.	56	1,538
Other Securities		14,430
		23,737

Total Common Stocks (cost $424,431)		287,648

SHORT TERM INVESTMENTS - 29.4%
Mutual Funds - 3.2%
JNL Money Market Fund, 1.07% (a) (h)	9,083	9,083

Securities Lending Collateral - 25.7%
Mellon GSL DBT II Collateral Fund, 1.67% (a) (h)	76,247	73,845
Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	2,206	-
		73,845
U.S. Treasury Securities - 0.5%
U.S. Treasury Bill, 0.26%, 06/18/09 (o)	1,375	1,374

Total Short Term Investments (cost $88,910)		84,302

Total Investments - 129.6% (cost $513,341)		371,950
Other Assets and Liabilities, Net - (29.6%)		-84,911
Total Net Assets - 100%		$ 287,039

JNL/Mellon Capital Management Small Cap Index Fund

COMMON STOCKS - 100.9%
CONSUMER DISCRETIONARY - 11.2%
Marvel Entertainment Inc. (c) (e)	16	$ 498
Wendy’s/Arby’s Group Inc.	131	647
Other Securities		26,265
		27,410
CONSUMER STAPLES - 3.9%
Flowers Foods Inc.	26	622
Ralcorp Holdings Inc. (c)	19	1,083
Other Securities		7,824
		9,529
ENERGY - 4.5%
Comstock Resources Inc. (c)	15	711
Other Securities		10,258
		10,969
FINANCIALS - 23.6%
Aspen Insurance Holdings Ltd.	28	684
First Niagara Financial Group Inc.	39	634
FirstMerit Corp. (e)	27	552
Highwoods Properties Inc. (e)	21	575
Knight Capital Group Inc. (c) (e)	31	502
Montpelier Re Holdings Ltd.	31	519
Platinum Underwriters Holdings Ltd.	16	584

ProAssurance Corp. (c)	11	559
Realty Income Corp. (e)	33	774
Senior Housing Properties Trust (e)	38	678
UMB Financial Corp.	10	506
Validus Holdings Ltd.	21	557
Washington Real Estate Investment Trust (e)	17	490
WestAmerica Bancorp	10	492
Other Securities		49,389
		57,495
HEALTH CARE - 15.4%
Alexion Pharmaceuticals Inc. (c) (e)	25	918
AMERIGROUP Corp. (c)	18	523
Haemonetics Corp. (c) (e)	9	481
Immucor Inc. (c)	23	615
Magellan Health Services Inc. (c)	13	524
Myriad Genetics Inc. (c)	15	976
Onyx Pharmaceuticals Inc. (c) (e)	18	627
OSI Pharmaceuticals Inc. (c) (e)	19	738
Owens & Minor Inc.	14	512
Psychiatric Solutions Inc. (c) (e)	18	511
Thoratec Corp. (c) (e)	18	585
Valeant Pharmaceutical International (c) (e)	21	482
Other Securities		30,056
		37,548
INDUSTRIALS - 17.0%
Clarcor Inc. (e)	17	554
Curtiss-Wright Corp.	15	494
EMCOR Group Inc. (c)	22	504
Granite Construction Inc. (e)	11	481
Moog Inc. - Class A (c)	14	516
Teledyne Technologies Inc. (c)	12	522
Wabtec Corp. (e)	16	636
Waste Connections Inc. (c) (e)	26	831
Watson Wyatt Worldwide Inc. (e)	14	674
Other Securities		36,236
		41,448
INFORMATION TECHNOLOGY - 15.8%
Parametric Technology Corp. (c) (e)	38	482
Sybase Inc. (c)	26	649
Other Securities		37,489
		38,620
MATERIALS - 3.8%
Compass Minerals International Inc. (e)	11	628
Other Securities		8,539
		9,167
TELECOMMUNICATION SERVICES - 1.2%
Other Securities		2,833

UTILITIES - 4.5%
ITC Holdings Corp.	16	713

New Jersey Resources Corp.	14	546
Nicor Inc. (e)	15	519
Piedmont Natural Gas Co. (e)	24	768
Westar Energy Inc.	35	710
WGL Holdings Inc. (e)	16	535
Other Securities		7,121
		10,912

Total Common Stocks (cost $367,766)		245,931

WARRANTS - 0.0%
Other Securities		-

Total Warrants (cost $0)		-

SHORT TERM INVESTMENTS - 29.3%
Mutual Funds - 3.3%
JNL Money Market Fund, 1.07% (a) (h)	8,174	8,174

Securities Lending Collateral - 25.5%
Mellon GSL DBT II Collateral Fund, 1.67% (a) (h)	64,056	62,038
Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	2,096	-
		62,038
U.S. Treasury Securities - 0.5%
U.S. Treasury Bill
0.01%, 01/08/09 (o)	110	110
0.01%, 03/19/09 (o)	50	50
0.26%, 06/18/09 (o)	960	960
		1,120

Total Short Term Investments (cost $75,446)		71,332

Total Investments - 130.2% (cost $443,212)		317,263
Other Assets and Liabilities, Net - (30.2%)		-73,520
Total Net Assets - 100%		243,743

JNL/Mellon Capital Management International Index Fund

COMMON STOCKS - 94.3%
CONSUMER DISCRETIONARY - 9.5%
Daimler AG	40	$ 1,517
Honda Motor Co. Ltd.	76	1,610
Toyota Motor Corp.	126	4,165
Vivendi SA	54	1,747
Volkswagen AG	5	1,855
Other Securities		24,802
		35,696
CONSUMER STAPLES - 9.7%
British American Tobacco Plc	88	2,287
Diageo Plc	116	1,636

Nestle SA	175	6,925
Tesco Plc	360	1,874
Unilever NV	75	1,808
Unilever Plc	59	1,365
Other Securities		20,546
		36,441
ENERGY - 8.3%
BG Group Plc	155	2,140
BP Plc	864	6,671
ENI SpA	119	2,865
Royal Dutch Shell Plc - Class A	164	4,299
Royal Dutch Shell Plc - Class B	125	3,178
Total SA (e)	98	5,409
Other Securities		6,641
		31,203
FINANCIALS - 21.4%
Allianz SE	21	2,204
AXA SA (e)	71	1,593
Banco Bilbao Vizcaya Argentaria SA (e)	163	2,021
Banco Santander SA	358	3,451
BNP Paribas	38	1,639
HSBC Holdings Plc	556	5,441
Mitsubishi UFJ Financial Group Inc.	501	3,152
Muenchener Rueckversicherungs AG	9	1,469
Prudential plc (a)	115	698
UBS AG (c)	134	1,955
Westpac Banking Corp. (e)	129	1,552
Other Securities		55,074
		80,249
HEALTH CARE - 8.0%
AstraZeneca Plc	67	2,742
Bayer AG	35	2,039
GlaxoSmithKline Plc	241	4,488
Novartis AG	109	5,442
Sanofi-Aventis SA	49	3,105
Takeda Pharmaceutical Co. Ltd.	37	1,944
Other Securities		10,216
		29,976
INDUSTRIALS – 10.9%
ABB Ltd. (c)	101	1,539
Siemens AG	40	2,991
Other Securities		36,634
		41,164
INFORMATION TECHNOLOGY - 5.0%
Canon Inc.	49	1,549
Nintendo Co. Ltd.	5	1,720
Nokia Oyj	174	2,728
SAP AG	40	1,451
Other Securities		11,223
		18,671

MATERIALS - 7.6%
BASF SE	43	1,685
BHP Billiton Ltd.	153	3,261
BHP Billiton Plc	101	1,960
Other Securities		21,715
		28,621
TELECOMMUNICATION SERVICES - 6.6%
Deutsche Telekom AG	130	1,962
France Telecom SA	85	2,356
Telefonica SA	193	4,367
Vodafone Group Plc	2,434	4,984
Other Securities		11,333
		25,002
UTILITIES - 7.3%
E.ON AG	87	3,415
GDF Suez (e)	51	2,511
Iberdrola SA (e)	160	1,495
RWE AG	20	1,810
Tokyo Electric Power Co. Inc.	56	1,859
Other Securities		16,267
		27,357

Total Common Stocks (cost $491,570)		354,380

PREFERRED STOCKS - 2.3%
CONSUMER DISCRETIONARY - 0.2%
Volkswagen AG	5	245
Other Securities		403
		648
CONSUMER STAPLES - 0.1%
Other Securities		322

FINANCIALS - 0.4%
Other Securities		1,542

HEALTH CARE - 1.4%
Roche Holding AG	32	4,969
Other Securities		206
		5,175
INDUSTRIALS - 0.1%
Other Securities		541

MATERIALS - 0.0%
Other Securities		31

TELECOMMUNICATION SERVICES - 0.1%
Other Securities		316

UTILITIES - 0.0%
RWE AG	2	139

Total Preferred Stocks (cost $11,195)		8,714

RIGHTS - 0.0%
Other Securities		169

Total Rights (cost $0)		169

WARRANTS - 0.0%
Other Securities		-

Total Warrants (cost $0)		-

SHORT TERM INVESTMENTS - 17.0%
Mutual Funds - 2.7%
JNL Money Market Fund, 1.07% (a) (h)	10,184	10,184

Securities Lending Collateral - 13.8%
Mellon GSL DBT II Collateral Fund, 1.67% (a) (h)	53,329	51,649
Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	1,711	-
		51,649
U.S. Treasury Securities - 0.5%
U.S. Treasury Bill, 0.26%, 06/18/09 (o)	1,955	1,954

Total Short Term Investments (cost $67,179)		63,787

Total Investments - 113.6% (cost $569,944)		427,050
Other Assets and Liabilities, Net - (13.6%)		-51,426
Total Net Assets - 100%		$ 375,624

JNL/Mellon Capital Management Bond Index Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED
SECURITIES - 5.1%
AmeriCredit Automobile Receivables Trust,
5.19%, 11/06/11	$ 264	$ 259
Banc of America Commercial Mortgage Inc.
REMIC, 4.05%, 11/10/38	500	474
REMIC, 5.12%, 07/11/43	150	139
REMIC, 5.77%, 05/10/45 (i)	550	283
REMIC, 4.76%, 07/01/45	350	326
REMIC, 4.89%, 07/10/45	370	305
REMIC, 5.45%, 01/15/49	200	134
REMIC, 5.48%, 01/15/49 (i)	350	160
Bear Stearns Commercial Mortgage Securities Inc.
REMIC, 5.21%, 02/11/44	260	203
Capital Auto Receivables Asset Trust, 5.21%, 03/17/14	1,500	1,369
Capital One Multi-Asset Execution Trust

4.05%, 03/15/13	250	241
4.70%, 06/15/15	1,000	902
Chase Issuance Trust, 4.65%, 12/17/12	95	92
Chase Manhattan Bank-First Union National Bank
REMIC, 7.44%, 08/15/31	43	43
Citigroup Commercial Mortgage Trust
REMIC, 5.25%, 04/15/40 (i)	250	234
Citigroup/Deutsche Bank Commercial Mortgage Trust
REMIC, 5.62%, 10/15/48	250	199
REMIC, 5.65%, 10/15/48	500	247
CS First Boston Mortgage Securities Corp.
REMIC, 5.42%, 05/15/36 (i)	350	290
REMIC, 4.83%, 04/15/37	380	310
REMIC, 5.10%, 08/15/38 (i)	350	276
CW Capital Cobalt Ltd. REMIC, 5.22%, 08/15/48	200	147

First Union National Bank Commercial Mortgage Trust
REMIC, 7.39%, 12/15/31	92	93
First Union National Bank-Bank of America
REMIC, 6.17%, 03/15/33	273	267
GE Capital Commercial Mortgage Corp.
REMIC, 5.51%, 11/10/45 (i)	200	119
GMAC Commercial Mortgage Securities Inc.
REMIC, 5.04%, 12/10/41 (i)	75	23
Greenwich Capital Commercial Funding Corp.
REMIC, 4.34%, 06/10/36	153	152
REMIC, 5.44%, 03/10/39	500	381
GS Mortgage Securities Corp. II
REMIC, 5.56%, 11/10/39	400	317
REMIC, 5.99%, 08/10/45 (i)	850	617
Household Automotive Trust, 5.28%, 09/19/11	261	252
JPMorgan Chase & Co. Commercial Mortgage Securities Inc.
REMIC, 5.82%, 05/12/34	111	108
REMIC, 4.74%, 09/12/37	220	203
REMIC, 4.45%, 01/12/38	400	374
REMIC, 4.88%, 01/12/38 (i)	500	429
REMIC, 5.58%, 03/11/39 (i)	500	437
REMIC, 4.77%, 03/12/39	500	442
REMIC, 4.72%, 02/11/41	1,700	1,499
REMIC, 5.37%, 06/12/41 (i)	250	211
REMIC, 4.74%, 07/15/42	500	392
REMIC, 4.98%, 07/15/42 (i)	125	33
REMIC, 4.94%, 08/15/42 (i)	278	219
REMIC, 5.42%, 01/15/49	250	177
REMIC, 5.94%, 02/12/49 (i)	200	147
LB Commercial Conduit Mortgage Trust
REMIC, 6.78%, 06/15/31	160	159
LB-UBS Commercial Mortgage Trust
REMIC, 3.85%, 05/15/27	250	230
REMIC, 3.97%, 03/15/29	250	227

REMIC, 5.59%, 06/15/31	75	70
REMIC, 4.17%, 05/15/32	165	141
REMIC, 5.40%, 02/15/40	250	179
REMIC, 5.42%, 02/15/40	330	245
MBNA Master Credit Card Trust USA, 7.00%, 02/15/12	300	301
Merrill Lynch Mortgage Trust
REMIC, 5.40%, 07/12/34	189	184
REMIC, 5.74%, 08/12/43 (i)	250	201
Merrill Lynch/Countrywide Commercial Mortgage Trust
REMIC, 5.47%, 02/12/39 (i)	250	188
REMIC, 5.41%, 07/12/46 (i)	200	157
REMIC, 5.17%, 12/12/49	200	150
Morgan Stanley Capital I
5.81%, 03/12/17	400	300
REMIC, 5.81%, 06/12/12 (i)	400	301
REMIC, 4.80%, 01/13/41	250	212
REMIC, 5.33%, 11/12/41	250	195
REMIC, 5.77%, 10/15/42 (i)	270	222
REMIC, 5.41%, 03/15/44	350	158
Morgan Stanley Dean Witter Capital I
REMIC, 7.57%, 11/15/36 (f)	74	74
Wachovia Bank Commercial Mortgage Trust
REMIC, 4.44%, 11/15/34	128	122
REMIC, 5.22%, 01/15/41	100	84
REMIC, 5.41%, 07/15/41 (i)	250	210
REMIC, 4.89%, 10/15/41	200	74
REMIC, 4.90%, 10/15/41 (i)	500	233
REMIC, 5.25%, 12/15/43	500	379
REMIC, 5.34%, 12/15/43	200	131
REMIC, 5.36%, 12/15/44 (i)	200	89
REMIC, 5.42%, 01/15/45 (i)	350	273
REMIC, 6.19%, 06/15/45 (i)	500	157
REMIC, 5.50%, 10/15/48	500	414

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $24,659)		19,585

CORPORATE BONDS AND NOTES - 20.6%
CONSUMER DISCRETIONARY - 1.6%
CBS Corp., 7.88%, 07/30/30	125	78
Comcast Cable Communications Holdings Inc.
8.38%, 03/15/13	250	259
9.46%, 11/15/22	100	112
Comcast Corp.
5.85%, 01/15/10	250	249
5.30%, 01/15/14	500	468
6.50%, 01/15/15	50	49
5.65%, 06/15/35 (e)	100	89
6.50%, 11/15/35	100	100
6.95%, 08/15/37	100	105

COX Communications Inc.
4.63%, 01/15/10	100	97
5.45%, 12/15/14	150	131
Daimler Finance North America LLC
8.00%, 06/15/10	150	141
7.75%, 01/18/11	250	226
6.50%, 11/15/13	100	78
8.50%, 01/18/31	50	37
Fortune Brands Inc., 5.38%, 01/15/16	250	209
Grupo Televisa SA, 6.63%, 03/18/25	100	86
Historic TW Inc., 6.63%, 05/15/29	100	89
Home Depot Inc.
4.63%, 08/15/10	250	248
5.25%, 12/16/13	250	233
5.88%, 12/16/36	250	196
J.C. Penney Co. Inc., 6.38%, 10/15/36	100	61
Johnson Controls Inc., 5.50%, 01/15/16	250	194
Lowe’s Cos. Inc., 5.50%, 10/15/35	150	121
Macys Retail Holdings Inc., 6.90%, 04/01/29	100	55
McDonald’s Corp., 5.35%, 03/01/18	300	312
Mohawk Industries Inc., 6.13%, 01/15/16	250	189
News America Inc.
5.30%, 12/15/14	175	161
6.20%, 12/15/34	50	47
6.40%, 12/15/35	100	92
Omnicom Group Inc., 5.90%, 04/15/16	250	203
Target Corp.
5.88%, 07/15/16 (e)	250	239
7.00%, 07/15/31	100	92
Time Warner Cable Inc.
5.85%, 05/01/17	150	137
6.55%, 05/01/37	250	240
Time Warner Inc.
6.75%, 04/15/11	250	244
7.63%, 04/15/31	250	246
Viacom Inc., 6.25%, 04/30/16	250	207
Walt Disney Co., 7.00%, 03/01/32	50	60
Wyndham Worldwide Corp., 6.00%, 12/01/16	150	60
Yum! Brands Inc., 8.88%, 04/15/11	50	51
		6,291
CONSUMER STAPLES - 1.3%
Anheuser-Busch Cos. Inc., 5.05%, 10/15/16	100	90
Archer-Daniels-Midland Co., 5.45%, 03/15/18	350	345
Bunge Ltd. Finance Corp., 5.35%, 04/15/14	75	54
Coca-Cola Co., 5.75%, 03/15/11	250	265
Coca-Cola Enterprises Inc.
7.13%, 08/01/17	100	108
8.50%, 02/01/22	250	292
ConAgra Foods Inc., 7.88%, 09/15/10	134	139
CVS Caremark Corp., 6.13%, 08/15/16	250	242

Diageo Capital Plc, 4.38%, 05/03/10	50	50
Diageo Investment Corp., 8.00%, 09/15/22	100	110
General Mills Inc., 6.00%, 02/15/12	100	104
Kellogg Co., 6.60%, 04/01/11	250	262
Kimberly-Clark Corp., 5.63%, 02/15/12	250	259
Kraft Foods Inc.
6.50%, 11/01/31	100	96
7.00%, 08/11/37	100	101
6.88%, 02/01/38	150	150
Kroger Co.
5.50%, 02/01/13	100	99
7.50%, 04/01/31 (e)	150	167
Pepsi Bottling Group Inc., 7.00%, 03/01/29	75	83
PepsiCo Inc., 5.15%, 05/15/12 (e)	300	310
Procter & Gamble Co.
4.95%, 08/15/14	150	158
5.55%, 03/05/37	100	111
Reynolds American Inc., 7.63%, 06/01/16	250	208
Safeway Inc., 5.80%, 08/15/12	100	99
Sara Lee Corp., 6.25%, 09/15/11	75	75
Wal-Mart Stores Inc.
4.55%, 05/01/13	100	104
5.80%, 02/15/18 (e)	350	387
7.55%, 02/15/30	300	362
		4,830
ENERGY - 1.2%
Alberta Energy Co. Ltd., 7.38%, 11/01/31	100	91
Anadarko Petroleum Corp.
5.95%, 09/15/16	100	88
6.45%, 09/15/36	150	118
Apache Corp., 5.25%, 04/15/13	250	253
Canadian Natural Resources Ltd., 5.85%, 02/01/35	150	111
Conoco Funding Co., 7.25%, 10/15/31	75	81
ConocoPhillips Holding Co., 6.95%, 04/15/29	200	215
ConocoPhillips, 6.65%, 07/15/18	75	78
Devon Energy Corp., 7.95%, 04/15/32	100	110
Devon Financing Corp. ULC, 7.88%, 09/30/31	100	110
EnCana Corp., 6.50%, 08/15/34	100	80
Energy Transfer Partners LP, 5.95%, 02/01/15	250	215
Enterprise Products Operating LLC
4.95%, 06/01/10	25	24
5.60%, 10/15/14	25	21
6.88%, 03/01/33	25	19
Hess Corp.
6.65%, 08/15/11	275	275
7.30%, 08/15/31	35	32
Kinder Morgan Energy Partners LP
5.85%, 09/15/12	225	206
5.00%, 12/15/13	75	65
6.00%, 02/01/17	150	130

Marathon Oil Corp., 6.13%, 03/15/12	200	202
Nexen Inc.
5.88%, 03/10/35	50	38
6.40%, 05/15/37	100	78
Occidental Petroleum Corp., 6.75%, 01/15/12	50	52
ONEOK Partners LP, 6.65%, 10/01/36	150	116
Pemex Project Funding Master Trust, 6.63%, 06/15/35 (e)	150	127
Petrobras International Finance Co.
6.13%, 10/06/16	100	98
5.88%, 03/01/18	150	135
Petro-Canada, 7.00%, 11/15/28	75	60
Shell International Finance BV, 5.63%, 06/27/11	250	266
Spectra Energy Capital LLC, 8.00%, 10/01/19	250	259
Suncor Energy Inc., 5.95%, 12/01/34	100	75
TransCanada Pipelines Ltd., 6.20%, 10/15/37	100	88
Transocean Inc., 6.80%, 03/15/38	150	134
Valero Energy Corp., 7.50%, 04/15/32	100	80
Weatherford International Inc., 6.35%, 06/15/17	250	213
Williams Cos. Inc., 8.75%, 03/15/32 (k)	250	186
XTO Energy Inc.
4.90%, 02/01/14	75	68
6.75%, 08/01/37	150	140
		4,737
FINANCIALS - 9.9%
Abbey National Plc, 7.95%, 10/26/29	200	174
Aegon NV, 4.75%, 06/01/13	150	128
Allstate Corp.
6.13%, 02/15/12	75	73
5.35%, 06/01/33 (e)	75	58
5.55%, 05/09/35	100	81
American Express Co.
4.88%, 07/15/13	250	232
6.15%, 08/28/17	250	241
8.15%, 03/19/38	100	115
American General Finance Corp.
4.63%, 09/01/10	150	76
5.40%, 12/01/15 (e)	250	93
American International Group Inc.
4.25%, 05/15/13 (k)	500	368
5.85%, 01/16/18	200	134
Ameriprise Financial Inc., 7.52%, 06/01/66 (i)	250	135
Asian Development Bank
4.13%, 09/15/10	350	361
4.25%, 10/20/14	250	278
Assurant Inc., 6.75%, 02/15/34	100	60
AXA SA, 8.60%, 12/15/30	100	65
BAC Capital Trust VI, 5.63%, 03/08/35	300	252
Bank of America Corp.
3.13%, 06/15/12	400	416
4.88%, 09/15/12	150	148

5.75%, 12/01/17	175	175
5.49%, 03/15/19	200	172
Bank of America NA, 6.00%, 10/15/36	250	265
Barclays Bank Plc, 6.86%
(callable at 100 beginning 06/15/32) (p) (t) (v)	50	25
BB&T Capital Trust I, 5.85%, 08/18/35	100	72
BB&T Capital Trust II, 6.75%, 06/07/36	150	120
BB&T Corp., 6.50%, 08/01/11	75	76
Bear Stearns Cos. Inc., 5.70%, 11/15/14	200	195
Berkshire Hathaway Finance Corp.
4.60%, 05/15/13	100	100
4.63%, 10/15/13 (e)	250	248
4.85%, 01/15/15 (e)	100	100
Boeing Capital Corp.
6.10%, 03/01/11 (e)	250	253
5.80%, 01/15/13	125	126
Boston Properties LP, 6.25%, 01/15/13	150	111
Burlington Resources Finance Co., 7.20%, 08/15/31	100	107
Camden Property Trust, 5.00%, 06/15/15	100	60
Capital One Bank, 6.50%, 06/13/13	250	223

Capital One Financial Corp.
5.70%, 09/15/11	250	233
6.15%, 09/01/16	250	176
Caterpillar Financial Services Corp., 4.75%, 02/17/15	100	92
Chubb Corp., 5.20%, 04/01/13	100	97
Cincinnati Financial Corp., 6.13%, 11/01/34	100	76
CIT Group Funding Co. of Canada, 4.65%, 07/01/10 (k)	250	219
CIT Group Inc., 5.65%, 02/13/17 (e)	350	243
Citigroup Capital XXI, 8.30%, 12/21/57 (i)	100	77
Citigroup Inc.
6.00%, 02/21/12	350	346
5.00%, 09/15/14	400	352
5.85%, 08/02/16	250	242
5.50%, 02/15/17	350	318
6.13%, 11/21/17	700	707
6.00%, 10/31/33	50	44
Corp. Andina de Fomento, 6.88%, 03/15/12	150	145
Countrywide Home Loans Inc., 4.13%, 09/15/09	250	247
Credit Suisse USA Inc.
6.13%, 11/15/11	100	101
6.50%, 01/15/12	250	256
5.13%, 08/15/15 (e)	200	182
7.13%, 07/15/32	100	106
Deutsche Bank Financial LLC, 5.38%, 03/02/15	250	226
ERP Operating LP
5.25%, 09/15/14	50	33
5.38%, 08/01/16	150	106
European Investment Bank
4.13%, 09/15/10	250	260

4.63%, 03/21/12	200	214
4.63%, 05/15/14 (e)	150	162
4.88%, 02/16/16	250	276
5.13%, 09/13/16	500	563
Export-Import Bank of Korea, 5.13%, 03/16/15 (e)	200	167
Fifth Third Bank, 4.20%, 02/23/10	100	96
Fifth Third Capital Trust IV, 6.50%, 04/15/37 (i)	200	100
General Electric Capital Corp.
4.13%, 09/01/09 (e)	250	251
4.88%, 10/21/10	250	253
3.00%, 12/09/11	500	517
5.88%, 02/15/12 (e)	250	257
5.25%, 10/19/12	400	403
5.45%, 01/15/13	1,000	1,007
5.00%, 01/08/16	100	97
5.63%, 09/15/17	200	201
6.75%, 03/15/32 (e)	350	372
5.88%, 01/14/38	100	98
6.38%, 11/15/67 (i)	500	314
Goldman Sachs Group Inc.
7.35%, 10/01/09	350	354
3.25%, 06/15/12	400	417
5.25%, 04/01/13	100	92
5.13%, 01/15/15	200	183
6.25%, 09/01/17	200	194
5.95%, 01/18/18	300	284
6.15%, 04/01/18	75	72
5.95%, 01/15/27	250	198
6.13%, 02/15/33	250	228
6.75%, 10/01/37	200	162
Hartford Financial Services Group Inc., 6.10%, 10/01/41	75	49
HCP Inc., 6.00%, 01/30/17	150	72
HSBC Finance Capital Trust IX, 5.91%, 11/30/35 (i)	250	105
HSBC Finance Corp., 5.25%, 01/14/11	500	485
HSBC Holdings Plc
5.25%, 12/12/12	200	201
7.63%, 05/17/32	150	162
6.50%, 05/02/36	150	152
Inter-American Development Bank
7.38%, 01/15/10	100	106
5.13%, 09/13/16	250	281
International Bank for Reconstruction & Development,
7.63%, 01/19/23	300	427
International Lease Finance Corp., 5.75%, 06/15/11	250	182
John Deere Capital Corp., 7.00%, 03/15/12	250	259
JPMorgan Chase & Co.
6.75%, 02/01/11	250	256
3.13%, 12/01/11	500	519
6.63%, 03/15/12	100	102
5.38%, 10/01/12 (e)	600	614

5.75%, 01/02/13	100	101
4.75%, 03/01/15	250	235
5.15%, 10/01/15	250	236
6.40%, 10/02/17	250	260
JPMorgan Chase Bank NA, 6.00%, 10/01/17	250	252
JPMorgan Chase Capital XV, 5.88%, 03/15/35	75	58
JPMorgan Chase Capital XX, 6.55%, 09/29/36 (i)	100	85
KeyBank NA, 5.80%, 07/01/14	100	88
Kreditanstalt für Wiederaufbau
4.63%, 01/20/11	250	264
3.25%, 02/15/11	500	514
3.25%, 03/15/13	250	257
3.50%, 05/16/13 (e)	400	413
4.13%, 10/15/14 (e)	150	157
4.88%, 01/17/17	500	559
Landwirtschaftliche Rentenbank
3.88%, 03/15/10	250	256
5.25%, 07/15/11	500	533
Lehman Brothers Holdings Inc., 6.88%, 07/17/37 (d)	250	-
Lincoln National Corp., 7.00%, 05/17/66 (i)	250	105
Marsh & McLennan Cos. Inc., 5.75%, 09/15/15	100	89
Marshall & Ilsley Bank, 6.38%, 09/01/11	100	91
MBNA Corp., 7.50%, 03/15/12	100	103
Merrill Lynch & Co. Inc.
5.00%, 01/15/15	550	530
6.05%, 05/16/16	250	234
6.88%, 04/25/18	350	366
MetLife Inc.
5.00%, 11/24/13	100	91
5.70%, 06/15/35	100	81
6.40%, 12/15/36 (i)	100	60
Morgan Stanley
4.25%, 05/15/10	500	490
5.05%, 01/21/11	500	480
4.75%, 04/01/14	450	343
5.45%, 01/09/17	350	288
7.25%, 04/01/32	25	21
MUFG Capital Finance 1 Ltd., 6.35%
(callable at 100 beginning 07/25/16) (p)	250	174
National Australia Bank Ltd., 8.60%, 05/19/10	150	153
National City Bank, 4.63%, 05/01/13	100	82
National Rural Utilities Cooperative Finance Corp.,
8.00%, 03/01/32	150	148
National Westminster Bank Plc, 7.38%, 10/01/09	250	245
NB Capital Trust II, 7.83%, 12/15/26	75	67
Oesterreichische Kontrollbank AG
4.75%, 11/08/11	250	268
4.75%, 10/16/12	250	271
ORIX Corp., 5.48%, 11/22/11	200	150
PNC Funding Corp., 5.25%, 11/15/15	250	241

Principal Life Income Funding Trusts, 5.10%, 04/15/14	150	140
ProLogis, 5.63%, 11/15/16	250	120
Prudential Financial Inc., 5.70%, 12/14/36	250	156
Realty Income Corp., 6.75%, 08/15/19	150	88
Regions Bank, 2.75%, 12/10/10	400	409
Royal Bank of Scotland Group Plc
5.00%, 10/01/14	100	86
7.65% (callable at 100 beginning 09/30/31) (p)	155	75
Simon Property Group LP, 5.25%, 12/01/16	250	160
SLM Corp.
5.00%, 10/01/13	50	36
5.05%, 11/14/14	250	166
SunTrust Bank, 6.38%, 04/01/11	200	202
SunTrust Capital VIII, 6.10%, 12/15/36 (i)	150	106
Svensk Exportkredit AB, 4.00%, 06/15/10	200	203
Swedish Export Credit Corp., 5.13%, 03/01/17	200	219
Toll Brothers Finance Corp., 4.95%, 03/15/14	50	38
Transatlantic Holdings Inc., 5.75%, 12/14/15	200	119
Travelers Cos. Inc.
6.25%, 03/15/37 (i)	250	164
6.25%, 06/15/37	150	144
U.S. Bank NA, 6.38%, 08/01/11	600	624
UBS AG Stamford
5.88%, 07/15/16	250	232
5.88%, 12/20/17	250	230
Unilever Capital Corp., 7.13%, 11/01/10	100	107
Wachovia Bank NA
7.80%, 08/18/10	250	248
4.88%, 02/01/15	200	191
5.85%, 02/01/37	250	244
Wachovia Corp., 5.25%, 08/01/14	250	233
Washington Mutual Inc., 5.13%, 01/15/15 (d)	200	-
Wells Fargo & Co.
4.20%, 01/15/10	100	100
5.00%, 11/15/14	200	200
5.63%, 12/11/17	300	313
Wells Fargo Bank NA
6.45%, 02/01/11	100	104
4.75%, 02/09/15	250	253
Wells Fargo Financial Inc., 5.50%, 08/01/12	250	250
		37,703
HEALTH CARE - 1.1%
Abbott Laboratories, 5.88%, 05/15/16	250	271
Aetna Inc., 6.63%, 06/15/36	150	125
Amgen Inc., 5.85%, 06/01/17	200	207
AstraZeneca Plc, 6.45%, 09/15/37	250	284
Baxter International Inc., 4.63%, 03/15/15	75	75
Bristol-Myers Squibb Co., 5.88%, 11/15/36	150	160
Eli Lilly & Co., 5.55%, 03/15/37	100	103
Genentech Inc.

4.75%, 07/15/15	50	50
5.25%, 07/15/35	250	237
GlaxoSmithKline Capital Inc.
4.38%, 04/15/14	150	147
5.38%, 04/15/34	150	146
Johnson & Johnson, 5.95%, 08/15/37	250	305
Merck & Co. Inc., 4.75%, 03/01/15	250	247
Pharmacia Corp., 6.60%, 12/01/28 (k)	50	56
Schering-Plough Corp.
6.00%, 09/15/17	250	247
6.50%, 12/01/33 (l)	50	53
Teva Pharmaceutical Finance LLC, 6.15%, 02/01/36	150	148
Thermo Fisher Scientific Inc., 5.00%, 06/01/15	200	176
UnitedHealth Group Inc.
5.38%, 03/15/16	250	220
5.80%, 03/15/36	150	114
WellPoint Inc.
4.25%, 12/15/09	50	49
5.00%, 01/15/11	250	236
5.85%, 01/15/36	100	82
Wyeth
6.70%, 03/15/11 (l)	400	417
5.50%, 03/15/13 (l)	100	102
6.45%, 02/01/24	100	113
		4,370
INDUSTRIALS - 1.0%
3M Co., 5.70%, 03/15/37	150	164
Burlington Northern Santa Fe Corp.
5.90%, 07/01/12	150	148
6.15%, 05/01/37	100	92
Caterpillar Inc., 6.05%, 08/15/36	150	146
CSX Corp.
6.75%, 03/15/11	50	50
6.30%, 03/15/12	250	242
Emerson Electric Co., 5.00%, 12/15/14	100	103
General Dynamics Corp., 4.25%, 05/15/13	250	250
General Electric Co., 5.00%, 02/01/13	100	101
Honeywell International Inc., 6.13%, 11/01/11	100	105
Koninklijke Philips Electronics N.V., 5.75%, 03/11/18	350	322
Lockheed Martin Corp., 6.15%, 09/01/36 (e)	175	190
Masco Corp., 5.88%, 07/15/12	75	61
Norfolk Southern Corp.
7.25%, 02/15/31	75	78
7.05%, 05/01/37 (e)	100	105
Northrop Grumman Systems Corp., 7.75%, 03/01/16 (e)	150	166
Raytheon Co., 5.38%, 04/01/13	100	100
RR Donnelley & Sons Co.
4.95%, 04/01/14	200	152
5.50%, 05/15/15	50	37
Tyco International Group SA, 6.38%, 10/15/11	91	89

Union Pacific Corp.
5.70%, 08/15/18 (e)	250	241
6.63%, 02/01/29	25	25
United Technologies Corp.
6.35%, 03/01/11	75	79
4.88%, 05/01/15	300	292
6.70%, 08/01/28	50	56
Waste Management Inc.
7.38%, 08/01/10	100	101
6.10%, 03/15/18 (e)	200	173
		3,668
INFORMATION TECHNOLOGY - 0.6%
Cisco Systems Inc., 5.50%, 02/22/16 (e)	250	265
Hewlett-Packard Co., 6.50%, 07/01/12	250	269
International Business Machines Corp.
5.70%, 09/14/17	300	321
6.50%, 01/15/28	200	225
Motorola Inc., 7.63%, 11/15/10	274	243
Oracle Corp.
5.00%, 01/15/11	250	257
5.75%, 04/15/18	350	366
Tyco Electronics Group SA, 6.00%, 10/01/12 (l)	100	91
Xerox Corp., 6.88%, 08/15/11	150	130
		2,167
MATERIALS - 0.5%
Alcoa Inc.
5.38%, 01/15/13	50	43
5.55%, 02/01/17	200	157
BHP Billiton Finance USA Ltd., 4.80%, 04/15/13	100	93
CRH America Inc., 6.00%, 09/30/16	250	156
Dow Chemical Co.
6.13%, 02/01/11	50	50
6.00%, 10/01/12	50	48
EI Du Pont de Nemours & Co., 4.75%, 11/15/12	100	99
International Paper Co., 7.95%, 06/15/18	150	119
Lafarge SA, 6.50%, 07/15/16	250	169
Newmont Mining Corp., 5.88%, 04/01/35	50	31
Praxair Inc., 3.95%, 06/01/13 (e)	100	97
Rio Tinto Alcan Inc.
4.88%, 09/15/12	50	38
6.13%, 12/15/33	25	16
Rohm & Haas Co., 7.85%, 07/15/29	50	49
Southern Copper Corp., 7.50%, 07/27/35	150	112
Vale Overseas Ltd.
6.25%, 01/11/16	100	95
6.25%, 01/23/17	150	141
6.88%, 11/21/36	100	91
Weyerhaeuser Co.
6.75%, 03/15/12	250	224
7.38%, 03/15/32	100	65

		1,893
TELECOMMUNICATION SERVICES - 1.8%
America Movil SAB de CV, 6.38%, 03/01/35	200	170
AT&T Corp., 8.00%, 11/15/31 (l)	500	628
AT&T Inc.
5.30%, 11/15/10	250	254
5.88%, 02/01/12	100	102
5.10%, 09/15/14	150	147
6.15%, 09/15/34	50	51
AT&T Wireless Services Inc.
7.88%, 03/01/11	250	259
8.75%, 03/01/31	108	135
BellSouth Capital Funding Corp., 7.88%, 02/15/30	100	110
BellSouth Corp., 5.20%, 09/15/14	100	98
British Telecommunications Plc
8.38%, 12/15/10 (l)	250	257
8.63%, 12/15/30 (l)	150	159
CenturyTel Inc., 6.00%, 04/01/17	250	180
Deutsche Telekom International Finance BV
8.00%, 06/15/10 (l)	400	412
5.75%, 03/23/16 (e)	250	239
8.25%, 06/15/30 (l)	100	123
Embarq Corp., 8.00%, 06/01/36	100	69
France Telecom SA, 8.50%, 03/01/31 (l)	250	314
GTE Corp.
6.84%, 04/15/18	250	253
6.94%, 04/15/28	50	46
Koninklijke KPN NV, 8.00%, 10/01/10	250	252
Qwest Corp., 6.50%, 06/01/17	250	185
Southwestern Bell Telephone LP, 7.00%, 07/01/15	100	104
Telecom Italia Capital SA
5.25%, 11/15/13	500	381
4.95%, 09/30/14	100	76
6.38%, 11/15/33	50	35
6.00%, 09/30/34	100	69
Telefonica Europe BV, 8.25%, 09/15/30	200	234
TELUS Corp., 8.00%, 06/01/11	200	199
Verizon Communications Inc., 5.58%, 09/15/35	350	348
Verizon Global Funding Corp.
7.25%, 12/01/10	250	262
7.75%, 12/01/30	50	55
Verizon New England Inc., 6.50%, 09/15/11	250	248
Vodafone Group Plc
5.00%, 12/16/13	150	144
5.38%, 01/30/15	100	94
5.63%, 02/27/17 (e)	250	236
		6,928
UTILITIES - 1.6%
Alabama Power Co., 5.88%, 12/01/22	100	100
American Electric Power Co. Inc., 5.38%, 03/15/10	100	99

CenterPoint Energy Resources Corp.
7.75%, 02/15/11	150	144
7.88%, 04/01/13	50	46
Consolidated Edison Co. of New York Inc., 5.30%, 03/01/35	250	219
Constellation Energy Group Inc.
7.00%, 04/01/12	100	91
7.60%, 04/01/32	150	127
Consumers Energy Co., 5.50%, 08/15/16	25	24
DCP Midstream LLC 7.88%, 08/16/10	250	246
Duke Energy Carolinas LLC
5.63%, 11/30/12	150	153
5.30%, 10/01/15	200	209
Energy East Corp., 6.75%, 07/15/36	150	123
Enersis SA, 7.40%, 12/01/16	150	151
Exelon Generation Co. LLC
6.95%, 06/15/11 (e)	150	146
5.35%, 01/15/14 (e)	150	137
6.20%, 10/01/17	200	172
FirstEnergy Corp.
6.45%, 11/15/11	125	118
7.38%, 11/15/31	125	118
Florida Power & Light Co., 5.63%, 04/01/34	100	106
Hydro Quebec
8.00%, 02/01/13	250	294
7.50%, 04/01/16	100	127
MidAmerican Energy Co., 6.75%, 12/30/31	50	51
MidAmerican Energy Holdings Co.
5.88%, 10/01/12	100	100
6.13%, 04/01/36	150	139
National Grid Plc, 6.30%, 08/01/16	150	131
NiSource Finance Corp., 5.40%, 07/15/14	75	52
Northern States Power Co., 8.00%, 08/28/12	100	105
Ohio Power Co., 6.00%, 06/01/16	250	239
Oncor Electric Delivery Co.
6.38%, 01/15/15	150	144
7.00%, 09/01/22	150	140
Pacific Gas & Electric Co.
4.80%, 03/01/14	250	246
6.05%, 03/01/34	100	106
PacifiCorp, 5.75%, 04/01/37	150	148
Pepco Holdings Inc., 6.45%, 08/15/12	225	210
Progress Energy Inc.
7.10%, 03/01/11	117	116
7.75%, 03/01/31	150	150
PSEG Power LLC, 8.63%, 04/15/31	75	76
SCANA Corp., 6.88%, 05/15/11	75	74
Scottish Power Ltd., 5.38%, 03/15/15	50	45
Sempra Energy, 6.00%, 02/01/13	250	240
Southern California Edison Co., 6.00%, 01/15/34	75	83
Southern Natural Gas Co., 5.90%, 04/01/17 (k) (t) (v)	250	198

Union Electric Co., 6.40%, 06/15/17	100	92
Virginia Electric & Power Co., 6.00%, 01/15/36	150	146
		5,981

Total Corporate Bonds and Notes (cost $85,680)		78,568

GOVERNMENT AND AGENCY OBLIGATIONS - 74.7%
GOVERNMENT SECURITIES - 26.6%
Municipals - 0.1%
New Jersey State Turnpike Authority - Series B
(insured by AMBAC Assurance Corp.) 4.25%, 01/01/16	95	91
New Jersey State Turnpike Authority - Series B
(Prerefunded at 01/01/15, insured by AMBAC
Assurance Corp.) 4.25%, 01/01/16	5	5
State of Illinois, 5.10%, 06/01/33	200	176
		272
Sovereign - 2.2%
Brazilian Government International Bond
11.00%, 01/11/12	315	375
7.88%, 03/07/15	165	187
8.88%, 04/15/24	135	167
10.13%, 05/15/27	235	324
7.13%, 01/20/37	155	176
11.00%, 08/17/40 (e)	300	392
Chile Government International Bond, 5.50%, 01/15/13	100	109
Financement-Quebec, 5.00%, 10/25/12	100	108
Hungary Government International Bond, 4.75%, 02/03/15	250	210
Israel Government International Bond
4.63%, 06/15/13	75	79
5.50%, 11/09/16	450	484
Italy Government International Bond
5.63%, 06/15/12	250	271
4.38%, 06/15/13	100	103
6.88%, 09/27/23	450	561
5.38%, 06/15/33	100	112
Mexico Government International Bond
7.50%, 01/14/12	100	108
6.38%, 01/16/13	89	93
5.88%, 01/15/14	250	256
6.63%, 03/03/15 (e)	93	99
5.63%, 01/15/17	250	250
7.50%, 04/08/33	250	286
Poland Government International Bond, 5.00%, 10/19/15	150	143
Province of Manitoba, Canada, 5.00%, 02/15/12 (e)	250	269
Province of Nova Scotia, Canada, 5.75%, 02/27/12	100	108
Province of Ontario, Canada,
3.63%, 10/21/09	150	151
4.50%, 02/03/15 (e)	100	107
4.60%, 05/26/15	250	256
5.45%, 04/27/16	250	281

7.50%, 07/15/23	100	134
Province of Quebec, Canada, 6.13%, 01/22/11	500	527
Republic of Korea, 5.13%, 12/07/16 (e)	150	140
South Africa Government International Bond
7.38%, 04/25/12 (e)	100	99
6.50%, 06/02/14 (e)	200	189
Tennessee Valley Authority, 5.50%, 07/18/17	1,000	1,175
		8,329
U.S. Treasury Securities - 24.3%
U.S. Treasury Bond
10.63%, 08/15/15	450	681
7.25%, 05/15/16 (e)	730	977
7.50%, 11/15/16 (e)	740	1,010
4.50%, 05/15/17 (e)	1,015	1,191
8.75%, 05/15/17 (e)	1,425	2,097
8.88%, 08/15/17 (e)	180	268
4.25%, 11/15/17 (e)	330	384
9.13%, 05/15/18 (e)	765	1,183
8.13%, 08/15/19 (e)	1,400	2,069
8.50%, 02/15/20 (e)	1,340	2,041
8.75%, 08/15/20 (e)	1,710	2,669
7.88%, 02/15/21 (e)	620	921
8.00%, 11/15/21 (e)	1,050	1,592
7.13%, 02/15/23	1,155	1,676
6.25%, 08/15/23	370	505
7.63%, 02/15/25	589	957
6.88%, 08/15/25	190	289
6.00%, 02/15/26	730	1,019
6.50%, 11/15/26 (e)	560	825
6.63%, 02/15/27	70	105
6.38%, 08/15/27	380	556
6.13%, 11/15/27 (e)	410	588
5.50%, 08/15/28 (e)	230	311
5.25%, 02/15/29 (e)	2,515	3,335
6.25%, 05/15/30	400	602
5.38%, 02/15/31 (e)	650	893
4.50%, 02/15/36	770	1,023
4.75%, 02/15/37 (e)	750	1,045
5.00%, 05/15/37 (e)	550	797
4.38%, 02/15/38 (e)	400	536
U.S. Treasury Note
2.13%, 01/31/10	800	815
3.50%, 02/15/10	850	880
4.75%, 02/15/10 (e)	1,000	1,048
6.50%, 02/15/10 (e)	670	715
2.00%, 02/28/10 (e)	1,000	1,018
1.75%, 03/31/10 (e)	1,390	1,413
4.00%, 04/15/10 (e)	570	598
4.50%, 05/15/10 (e)	830	876
2.63%, 05/31/10 (e)	4,180	4,306

3.63%, 06/15/10 (e)	210	219
2.88%, 06/30/10	2,000	2,071
3.88%, 07/15/10 (e)	720	759
2.75%, 07/31/10 (e)	2,060	2,134
4.13%, 08/15/10 (e)	890	943
2.38%, 08/31/10 (e)	2,000	2,061
3.88%, 09/15/10	580	614
4.25%, 10/15/10 (e)	1,090	1,164
4.25%, 01/15/11 (e)	1,640	1,764
4.50%, 02/28/11 (e)	1,288	1,393
4.88%, 04/30/11 (e)	740	811
4.88%, 05/31/11 (e)	780	857
4.88%, 07/31/11 (e)	830	916
5.00%, 08/15/11 (e)	200	223
4.50%, 09/30/11 (e)	670	735
4.63%, 10/31/11	1,050	1,159
4.50%, 11/30/11 (e)	200	220
4.75%, 01/31/12 (e)	1,720	1,913
4.88%, 02/15/12 (e)	505	565
4.63%, 02/29/12	1,455	1,616
4.50%, 03/31/12 (e)	1,600	1,768
4.50%, 04/30/12 (e)	355	393
4.75%, 05/31/12 (e)	450	504
4.63%, 07/31/12 (e)	550	617
4.25%, 09/30/12	780	871
3.88%, 10/31/12 (e)	800	885
3.88%, 02/15/13	405	451
2.75%, 02/28/13 (e)	3,310	3,537
3.13%, 04/30/13 (e)	995	1,077
3.50%, 05/31/13 (e)	1,400	1,533
3.38%, 07/31/13 (e)	800	874
3.13%, 09/30/13 (e)	1,650	1,780
2.00%, 11/30/13 (e)	140	144
4.00%, 02/15/14 (e)	650	737
4.75%, 05/15/14 (e)	600	706
4.25%, 08/15/14 (e)	175	201
4.25%, 11/15/14 (e)	290	336
4.00%, 02/15/15 (e)	2,000	2,279
4.13%, 05/15/15 (e)	2,600	2,982
4.25%, 08/15/15	220	255
4.50%, 11/15/15 (e)	270	320
4.50%, 02/15/16 (e)	180	212
4.88%, 08/15/16 (e)	920	1,099
4.63%, 11/15/16 (e)	450	531
4.63%, 02/15/17 (e)	100	118
4.75%, 08/15/17 (e)	690	825
3.50%, 02/15/18 (e)	1,340	1,483
		92,469
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 48.1%

Federal Home Loan Bank - 2.6%
Federal Home Loan Bank
5.00%, 12/11/09	800	832
3.50%, 07/16/10 (e)	1,200	1,238
4.38%, 09/17/10 (e)	500	528
4.63%, 02/18/11 (e)	500	535
5.38%, 08/19/11 (e)	500	549
4.88%, 11/18/11 (e)	1,000	1,092
5.75%, 05/15/12 (e)	1,125	1,262
4.50%, 11/15/12 (e)	200	216
3.88%, 06/14/13 (e)	600	635
4.50%, 09/16/13 (e)	1,000	1,090
5.25%, 06/18/14	1,090	1,240
4.75%, 12/16/16	300	335
4.38%, 03/17/20	300	313
5.50%, 07/15/36 (e)	100	128
		9,993
Federal Home Loan Mortgage Corp. - 16.0%
Federal Home Loan Mortgage Corp.
4.13%, 11/18/09 (e)	300	308
4.38%, 01/25/10	200	207
4.88%, 02/09/10	500	521
4.38%, 03/01/10	300	311
7.00%, 03/15/10	550	589
4.50%, 07/06/10	200	210
4.13%, 07/12/10 (e)	800	832
6.88%, 09/15/10 (e)	600	654
4.13%, 02/24/11	500	529
5.25%, 02/24/11	100	101
5.63%, 03/15/11	500	545
5.13%, 04/18/11	500	540
5.50%, 09/15/11 (e)	500	554
5.75%, 01/15/12 (e)	400	447
5.13%, 07/15/12	428	473
4.63%, 10/25/12	300	324
4.50%, 01/15/13 (e)	1,150	1,234
4.15%, 05/29/13	500	506
4.88%, 11/15/13 (e)	500	558
5.38%, 01/09/14	100	100
4.50%, 04/02/14	100	110
6.50%, 06/01/14	69	71
5.05%, 01/26/15	100	113
4.38%, 07/17/15	300	329
7.00%, 08/01/15	20	21
7.00%, 11/01/15	1	1
5.13%, 10/18/16	620	704
7.00%, 11/02/16	45	47
6.00%, 12/01/16	39	40
5.65%, 02/23/17	740	744
4.50%, 01/01/18	40	41

5.50%, 04/01/18	22	23
4.50%, 11/01/18	419	431
4.50%, 11/01/18	441	455
4.50%, 12/01/18	735	757
6.00%, 02/01/19	136	141
5.20%, 03/05/19	100	101
4.00%, 05/01/19	44	45
5.00%, 07/01/19	91	94
4.00%, 09/01/20	265	267
4.50%, 09/01/20	549	562
5.00%, 10/01/20	647	666
5.50%, 11/01/20	705	728
4.00%, 12/01/20	619	626
5.50%, 12/01/20	52	54
5.00%, 02/01/21	70	72
6.00%, 07/21/21	202	210
5.00%, 07/01/22	692	711
4.50%, 09/01/22	863	884
4.50%, 05/01/23	7	7
5.50%, 12/01/23	243	251
4.50%, 07/01/25	226	230
4.50%, 10/01/25	310	316
5.00%, 03/01/26	169	173
6.50%, 07/01/28	149	157
6.50%, 12/01/28	64	67
6.00%, 02/01/29	11	11
6.00%, 04/01/29	15	16
6.00%, 04/01/29	16	16
6.50%, 05/01/29	22	23
6.00%, 07/01/29	26	27
6.75%, 09/15/29 (e)	60	86
6.50%, 03/01/31	22	23
6.75%, 03/15/31 (e)	120	176
6.00%, 05/01/31	89	92
7.00%, 06/01/31	10	12
7.50%, 11/01/31	124	131
6.00%, 01/01/32	8	9
6.00%, 02/01/32	82	85
7.50%, 04/01/32	237	252
6.00%, 06/01/32	7	7
6.25%, 07/15/32 (e)	300	419
5.50%, 10/01/32	1,074	1,104
6.00%, 11/01/32	69	72
6.00%, 12/01/32	9	9
6.00%, 03/01/33	6	6
5.50%, 04/01/33	225	231
5.50%, 04/01/33	134	138
6.00%, 04/01/33	7	7
6.00%, 05/01/33	16	17
6.00%, 05/01/33	37	39

5.50%, 08/01/33	232	238
5.00%, 09/01/33	2,364	2,421
4.50%, 10/01/33	7	7
5.50%, 10/01/33	1,034	1,061
6.00%, 10/01/33	40	41
5.50%, 11/01/33	486	499
5.50%, 12/01/33	53	55
5.50%, 12/01/33	288	296
5.50%, 03/01/34	216	221
5.00%, 05/01/34	659	675
6.00%, 07/01/34	265	274
6.50%, 12/01/34	482	502
5.00%, 02/01/35	932	958
5.00%, 02/01/35	245	251
5.50%, 02/01/35, TBA (g)	1,300	1,326
5.50%, 05/01/35	297	304
5.00%, 06/01/35	373	382
6.50%, 06/01/35	7	7
5.00%, 07/01/35	917	938
6.50%, 07/01/35	8	8
4.75%, 09/01/35 (i)	178	177
5.00%, 11/01/35	2,129	2,178
5.50%, 11/01/35	782	801
4.39%, 12/01/35 (i)	1,096	1,132
4.50%, 12/01/35	331	336
5.50%, 12/01/35	2,397	2,457
6.00%, 12/01/35	740	763
6.00%, 12/01/35	1,273	1,313
4.50%, 01/01/36	359	365
5.50%, 02/01/36	351	360
6.00%, 02/01/36	693	714
5.00%, 03/01/36	58	60
5.00%, 04/01/36	258	264
5.00%, 04/01/36	873	893
4.50%, 08/01/36	482	489
5.50%, 09/01/36	121	124
6.00%, 09/01/36	588	606
6.50%, 09/01/36	406	422
7.00%, 11/01/36	67	70
5.45%, 12/01/36	1,219	1,249
5.50%, 12/01/36	1,703	1,746
5.89%, 01/01/37 (i)	144	148
6.05%, 01/01/37 (i)	591	608
5.50%, 02/01/37	417	427
5.66%, 02/01/37 (i)	442	449
6.00%, 02/01/37	782	807
6.50%, 03/01/37	522	543
6.00%, 04/16/37	100	105
5.50%, 05/01/37	1,837	1,882
6.00%, 05/01/37	2,465	2,543

6.00%, 08/01/37	1,183	1,220
7.00%, 08/01/37	502	521
6.50%, 09/01/37	503	523
6.50%, 09/01/37	338	351
6.50%, 09/01/37	429	446
5.00%, 04/01/38	686	702
		61,058
Federal National Mortgage Association - 24.8%
Federal National Mortgage Association
7.25%, 01/15/10 (e)	700	747
3.25%, 02/10/10	500	513
4.13%, 05/15/10 (e)	845	878
4.75%, 12/15/10	460	492
6.00%, 05/15/11 (e)	700	774
5.63%, 05/19/11	500	507
4.75%, 01/02/13	500	500
5.50%, 01/01/14	31	32
4.63%, 10/15/14 (e)	550	611
5.00%, 04/15/15 (e)	500	567
4.38%, 10/15/15 (e)	390	428
6.50%, 02/01/16	9	9
5.00%, 03/15/16	400	451
5.50%, 04/01/16	11	11
6.00%, 06/01/16	66	69
6.50%, 09/01/16	13	14
6.00%, 10/01/16	112	117
6.50%, 10/01/16	22	22
6.50%, 12/01/16	1	1
4.88%, 12/15/16 (e)	500	559
5.50%, 01/01/17	117	121
5.50%, 01/01/17	263	272
5.00%, 02/13/17	1,000	1,134
5.50%, 03/01/17	25	26
5.50%, 09/01/17	400	414
5.00%, 10/01/17	34	36
5.50%, 11/01/17	46	47
5.00%, 01/01/18	185	191
5.50%, 01/01/18	71	73
5.00%, 02/01/18	1,378	1,427
5.50%, 02/01/18	152	157
4.50%, 03/01/18	540	555
5.00%, 03/01/18	68	70
5.00%, 05/01/18	23	24
5.00%, 06/01/18	48	49
4.00%, 07/01/18	312	320
5.00%, 07/01/18	103	106
5.00%, 07/01/18	60	61
4.00%, 08/01/18	226	232
5.00%, 08/01/18	36	37
4.00%, 10/01/18	98	100

4.50%, 11/01/18	304	313
4.50%, 11/01/18	587	603
5.00%, 11/01/18	862	890
5.50%, 12/01/18	124	129
5.50%, 03/01/19	27	28
5.50%, 10/01/19	84	87
5.50%, 04/01/20	400	413
5.50%, 05/01/20	300	310
4.50%, 07/01/20	605	621
5.50%, 07/01/20	754	778
5.00%, 11/01/20	257	265
6.00%, 12/01/20	220	228
4.50%, 03/01/21	138	141
5.70%, 10/05/21	100	100
4.50%, 02/01/22	403	413
5.00%, 03/01/22	493	507
5.38%, 04/11/22	50	53
6.00%, 06/01/22	1,529	1,588
5.50%, 12/14/22	150	150
4.50%, 04/01/23	780	798
5.50%, 07/01/23	33	34
5.50%, 12/01/23	216	222
4.50%, 06/01/24	65	66
5.00%, 05/01/26	814	834
5.50%, 05/01/26	941	967
6.00%, 09/01/26	198	204
5.00%, 12/01/26	425	436
5.95%, 06/07/27	100	107
6.06%, 07/20/27	100	105
6.25%, 05/15/29 (e)	225	307
7.25%, 05/15/30 (e)	540	824
7.00%, 09/01/30	9	10
6.63%, 11/15/30 (e)	290	419
7.00%, 02/01/31	68	72
6.00%, 04/01/31	53	55
6.00%, 11/01/31	3	3
5.50%, 01/01/32	212	218
6.00%, 06/01/32	43	44
6.50%, 07/01/32	66	69
7.00%, 07/01/32	22	23
6.00%, 02/01/33	174	180
5.50%, 05/01/33	1,821	1,871
5.50%, 06/01/33	1,722	1,770
5.00%, 09/01/33	1,830	1,873
5.50%, 10/01/33	1,720	1,767
4.50%, 11/01/33	435	442
4.50%, 11/01/33	333	339
5.00%, 11/01/33	1,494	1,529
5.50%, 11/01/33	355	365
6.00%, 11/01/33	31	33

6.00%, 12/01/33	373	385
6.00%, 12/01/33	50	52
6.00%, 12/01/33	927	958
5.50%, 01/01/34	149	153
5.00%, 03/01/34	2,320	2,374
5.00%, 04/01/34	154	158
5.00%, 04/01/34	296	303
5.00%, 05/01/34	749	766
5.00%, 06/01/34	190	195
5.50%, 07/01/34	1,020	1,047
6.50%, 07/01/34	442	461
4.44%, 08/01/34 (i)	-	-
6.00%, 08/01/34	492	508
5.50%, 12/01/34	980	1,007
5.50%, 01/01/35	2,283	2,344
5.50%, 02/01/35	2,730	2,803
4.50%, 04/01/35	188	191
5.00%, 04/01/35	287	293
6.50%, 04/01/35	215	223
4.67%, 05/01/35 (i)	102	103
4.77%, 05/01/35 (i)	362	363
5.50%, 08/01/35	132	136
4.50%, 10/01/35	78	79
4.85%, 10/01/35 (i)	638	644
6.00%, 10/01/35	1,785	1,840
5.00%, 11/01/35	894	914
5.00%, 11/01/35	1,672	1,709
5.00%, 11/01/35	190	194
5.50%, 12/01/35	287	294
5.50%, 12/01/35	476	488
7.00%, 12/01/35	7	7
7.00%, 02/01/36	204	215
5.50%, 03/01/36	776	796
6.00%, 06/01/36	723	745
5.59%, 07/01/36 (i)	387	394
6.50%, 08/01/36	587	610
7.00%, 09/01/36	263	277
6.00%, 10/01/36	776	800
6.50%, 10/01/36	1,662	1,728
5.00%, 11/01/36	459	469
5.50%, 11/01/36	329	338
6.00%, 11/01/36	1,063	1,096
5.39%, 12/01/36 (i)	586	588
6.00%, 12/01/36	964	994
6.50%, 12/01/36	361	375
6.50%, 01/01/37	695	723
5.42%, 02/01/37 (i)	83	85
5.50%, 02/01/37	840	862
5.56%, 02/01/37 (i)	927	944
5.72%, 02/01/37 (i)	607	620

6.00%, 02/01/37	780	804
6.50%, 02/01/37	238	248
5.39%, 03/01/37 (i)	-	-
5.50%, 03/01/37	278	285
7.00%, 03/01/37	360	377
5.00%, 04/01/37	545	557
5.69%, 04/01/37 (i)	201	205
5.83%, 04/01/37 (i)	1,839	1,877
6.00%, 04/01/37	1,488	1,534
5.50%, 05/01/37	453	465
6.00%, 06/01/37	1,044	1,076
5.50%, 08/01/37	168	173
6.00%, 08/01/37	359	370
7.50%, 11/01/37	167	175
5.50%, 12/01/37	436	448
5.50%, 12/01/37	881	904
5.50%, 12/01/37	434	445
6.00%, 12/01/37	1,289	1,329
6.00%, 12/01/37	880	907
5.00%, 01/01/38	290	296
5.23%, 01/01/38 (i)	1,883	1,907
5.50%, 01/01/38	2,960	3,037
5.00%, 02/01/38	490	501
6.00%, 02/01/38	404	417
7.00%, 02/01/38	486	510
5.99%, 03/01/38 (i)	1,001	1,046
6.00%, 05/01/38	975	1,005
4.50%, 06/01/38	497	504
6.00%, 07/01/38	1,457	1,502
6.00%, 09/01/38	348	359
6.50%, 09/01/38	984	1,023
		94,294
Government National Mortgage Association - 4.7%
Government National Mortgage Association
8.00%, 04/15/30	20	21
8.50%, 06/15/30	10	11
8.50%, 12/15/30	-	-
6.50%, 01/15/32	109	115
6.00%, 01/24/32, TBA (g)	1,400	1,444
6.00%, 10/15/32	85	88
6.00%, 01/15/33	117	121
5.00%, 03/15/33	11	11
5.00%, 05/15/33	11	12
5.00%, 05/15/33	10	11
5.00%, 05/15/33	13	13
5.00%, 06/15/33	12	12
5.50%, 07/15/33	306	316
5.50%, 07/15/33	308	319
5.00%, 08/15/33	17	18
5.00%, 08/15/33	9	10
5.00%, 08/15/33	9	9
5.00%, 08/15/33	10	10
5.00%, 08/15/33	111	115
5.50%, 08/15/33	224	231
5.50%, 09/15/33	62	64
5.00%, 11/15/33	12	13
6.50%, 12/15/33	182	190
6.00%, 07/15/34	59	61
6.00%, 08/15/34	407	421
5.00%, 01/15/35	686	706
5.00%, 03/15/35	214	220
5.50%, 04/15/35	324	335
6.00%, 05/15/35	115	119
5.00%, 11/15/35	160	164
5.50%, 11/15/35	395	408
5.50%, 12/15/35	326	336
5.50%, 02/15/36	435	449
5.50%, 03/15/36	151	156
5.50%, 03/15/36	76	79
6.50%, 03/15/36	128	133
6.00%, 05/15/36	415	429
5.50%, 06/15/36	228	235
6.50%, 06/15/36	382	398
7.00%, 11/15/36	232	243
6.00%, 01/15/37	397	410
6.00%, 04/15/37	625	646
5.50%, 05/15/37	843	870
5.50%, 05/15/37 (e)	473	488
6.50%, 09/15/37	584	608
5.00%, 12/15/37	533	548
6.00%, 12/15/37	849	878
6.00%, 12/15/37	249	258
5.50%, 06/15/38	3,475	3,571
5.50%, 06/15/38	1,585	1,636
		17,959

Total Government and Agency Obligations (cost $268,477)		284,374

SHORT TERM INVESTMENTS - 27.7%
Mutual Funds - 2.9%
JNL Money Market Fund, 1.07% (a) (h)	11,087	11,087

Securities Lending Collateral - 24.8%
Mellon GSL DBT II Collateral Fund, 1.67% (a) (h)	97,653	94,577
Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	2,183	-
		94,577

Total Short Term Investments (cost $110,923)		105,664

Total Investments - 128.1% (cost $489,739)		488,191
Other Assets and Liabilities, Net - (28.1%)		-107,356
Total Net Assets - 100%		$ 380,835

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

COMMON STOCKS - 96.4%
CONSUMER DISCRETIONARY - 9.2%
Comcast Corp. - Class A	33	$ 556
Gap Inc.	24	317
McDonald’s Corp.	11	705
Other Securities		3,044
		4,622
CONSUMER STAPLES - 11.7%
Coca-Cola Co.	14	614
Colgate-Palmolive Co.	7	476
HJ Heinz Co.	8	292
Philip Morris International Inc.	13	546
Procter & Gamble Co.	16	1,004
Wal-Mart Stores Inc.	18	1,003
Other Securities		1,841
		5,776

ENERGY - 13.4%
Chevron Corp.	16	1,153
ConocoPhillips	14	703
Exxon Mobil Corp.	34	2,731
Occidental Petroleum Corp.	10	594
Southwestern Energy Co. (c)	11	313
Other Securities		1,132
		6,626
FINANCIALS - 13.1%
AON Corp.	7	333
Bank of America Corp.	30	424
Charles Schwab Corp.	19	312
Hudson City Bancorp Inc.	18	292
JPMorgan Chase & Co.	21	670
Loews Corp.	11	304
Northern Trust Corp.	7	352
Wells Fargo & Co.	19	569
Other Securities		3,204
		6,460
HEALTH CARE - 14.8%
Abbott Laboratories	13	677
Amgen Inc. (c)	6	374
Baxter International Inc.	8	453
Becton Dickinson & Co.	5	342
Bristol-Myers Squibb Co.	23	537
Eli Lilly & Co.	14	548
Johnson & Johnson	13	799
Medtronic Inc.	13	419
Merck & Co. Inc.	13	395
Pfizer Inc.	55	972
Other Securities		1,800
		7,316

INDUSTRIALS - 11.4%
Flowserve Corp.	6	288
General Dynamics Corp.	7	383
General Electric Co.	50	806
Honeywell International Inc.	12	404
Northrop Grumman Corp.	7	315
Raytheon Co.	7	357
United Parcel Service Inc. - Class B	6	341
United Technologies Corp.	8	434
Other Securities		2,335
		5,663
INFORMATION TECHNOLOGY - 14.6%
Apple Inc. (c)	4	323
Cisco Systems Inc. (c)	43	699
Hewlett-Packard Co.	22	793
Intel Corp.	47	689
International Business Machines Corp.	11	943
MasterCard Inc.	2	300
Microsoft Corp.	58	1,126
Other Securities		2,336
		7,209
MATERIALS - 2.4%
Monsanto Co.	7	471
Other Securities		709
		1,180
TELECOMMUNICATION SERVICES - 3.2%
AT&T Inc.	30	862
Verizon Communications Inc.	11	365
Other Securities		379
		1,606
UTILITIES - 2.6%
Other Securities		1,279

Total Common Stocks (cost $62,914)		47,737

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.0%
Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	32	-

Total Non-U.S. Government Agency Asset-Backed
Securities (cost $32)		-

SHORT TERM INVESTMENTS - 3.2%
Mutual Funds - 2.8%
JNL Money Market Fund, 1.07% (a) (h)	1,369	1,369

U.S. Treasury Securities - 0.4%
Other Securities	205	204

Total Short Term Investments (cost $1,574)		1,573

Total Investments - 99.6% (cost $64,520)		49,310
Other Assets and Liabilities, Net - 0.4%		191
Total Net Assets - 100%		$ 49,501

JNL/Oppenheimer Global Growth Fund

COMMON STOCKS - 93.6%
CONSUMER DISCRETIONARY - 17.5%
Aristocrat Leisure Ltd. (e)	38	$ 103
Bayerische Motoren Werke AG	53	1,616
Bulgari SpA (e)	158	1,005
Burberry Group Plc	130	424
Carnival Corp.	95	2,301
Dish TV India Ltd. (c)	226	93
Grupo Televisa SA - ADR	140	2,095
Hennes & Mauritz AB - Class B (e)	79	3,130
Inditex SA (e)	60	2,667
International Game Technology	40	472
LVMH Moet Hennessy Louis Vuitton SA	46	3,110
McDonald’s Corp.	45	2,774
Sega Sammy Holdings Inc. (e)	50	587
Shuffle Master Inc. (c)	49	243
Sirius XM Radio Inc. (c) (e)	1,079	129
Sony Corp.	117	2,550
Tiffany & Co. (e)	72	1,708
Tod’s SpA	25	1,101
Toyota Motor Corp.	45	1,474
Walt Disney Co.	109	2,462
Wire & Wireless India Ltd.	205	52
Zee Entertainment Enterprises Ltd.	246	709
		30,805

CONSUMER STAPLES - 9.1%
Cadbury Plc	174	1,536
Cia de Bebidas das Americas - ADR (e)	30	1,346
Colgate-Palmolive Co.	33	2,241
Diageo Plc	80	1,120
Grupo Modelo SAB de CV	307	974
Hindustan Unilever Ltd.	83	430
Reckitt Benckiser Group PLC	50	1,874
Seven & I Holdings Co. Ltd.	42	1,431
Tesco Plc	384	2,001
Wal-Mart Stores Inc.	56	3,162
		16,115
ENERGY - 4.7%
BP Plc - ADR (e)	36	1,674
Husky Energy Inc. (e)	77	1,933
Technip SA	48	1,478
Total SA	30	1,649
Transocean Ltd. (c) (e)	33	1,572

		8,306
FINANCIALS - 10.4%
3i Group Plc (e)	90	353
AFLAC Inc.	47	2,132
Allianz SE	23	2,456
Citigroup Inc.	54	364
CME Group Inc.	1	187
Credit Suisse Group AG	89	2,504
HSBC Holdings Plc (e)	217	2,152
ICICI Bank Ltd. - ADR (e)	1	16
Investor AB - Class B	128	1,945
Royal Bank of Scotland Group Plc	623	459
SLM Corp. (c)	170	1,509
Societe Generale - Class A (e)	21	1,066
Sony Financial Holdings Inc. (e)	-	756
Sumitomo Mitsui Financial Group Inc. (e) (f)	-	1,924
XL Capital Ltd. - Class A (e)	123	454
		18,277
HEALTH CARE - 4.5%
Acadia Pharmaceuticals Inc. (c)	28	25
Aetna Inc.	59	1,693
Basilea Pharmaceutical AG (c) (e)	2	353
InterMune Inc. (c) (e)	26	271
NicOx SA (c) (e)	17	189
Regeneron Pharmaceuticals Inc. (c)	17	312
Sanofi-Aventis SA	28	1,813
Seattle Genetics Inc. (c)	48	428
Shionogi & Co. Ltd.	65	1,679
Theravance Inc. (c) (e)	43	532
WellPoint Inc. (c)	16	678
		7,973
INDUSTRIALS - 14.7%
3M Co.	41	2,376
Assa Abloy AB (e)	210	2,440
Boeing Co.	20	870
Emerson Electric Co.	39	1,442
Empresa Brasileira de Aeronautica SA - ADR (e)	72	1,174
European Aeronautic Defence & Space Co. NV (e)	125	2,120
Fanuc Ltd.	11	753
Koninklijke Philips Electronics NV	115	2,274
Lockheed Martin Corp.	15	1,253
Mitsubishi Electric Corp. (e)	141	884
Northrop Grumman Corp.	20	887
Raytheon Co.	36	1,843
Secom Co. Ltd.	32	1,672
Siemens AG	61	4,570
TNT NV	73	1,418
		25,976
INFORMATION TECHNOLOGY - 27.9%
Adobe Systems Inc. (c)	105	2,238

Altera Corp. (e)	111	1,848
Automatic Data Processing Inc.	76	2,986
Corning Inc.	159	1,514
Cree Inc. (c) (e)	48	762
eBay Inc. (c)	180	2,513
Hoya Corp.	83	1,455
Infosys Technologies Ltd.	103	2,388
Intuit Inc. (c)	127	3,009
Juniper Networks Inc. (c)	191	3,337
Keyence Corp. (e)	8	1,701
Kyocera Corp.	13	970
Linear Technology Corp. (e)	44	969
Maxim Integrated Products Inc.	108	1,235
MediaTek Inc.	218	1,472
Microsoft Corp.	155	3,019
Murata Manufacturing Co. Ltd. (e)	51	1,980
Nidec Corp.	14	540
Nintendo Co. Ltd.	4	1,567
SAP AG	87	3,146
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	327	2,581
Tandberg ASA (e)	92	1,012
Telefonaktiebolaget LM Ericsson - Class B (e)	906	7,063
		49,305
TELECOMMUNICATION SERVICES - 3.8%
KDDI Corp.	-	3,449
SK Telecom Co. Ltd. - ADR (e)	50	913
Turkcell Iletisim Hizmet AS - ADR	42	614
Vodafone Group Plc	876	1,793
		6,769
UTILITIES - 1.0%
Fortum Oyj	76	1,641

Total Common Stocks (cost $240,052)		165,167

PREFERRED STOCKS - 4.9%
CONSUMER DISCRETIONARY - 0.7%
Bayerische Motoren Werke AG	19	377
Porsche Automobil Holding SE	11	881
		1,258
CONSUMER STAPLES - 1.2%
Fomento Economico Mexicano SAB de CV	689	2,059

HEALTH CARE - 3.0%
Roche Holding AG	33	5,173
Schering-Plough Corp., Convertible Preferred,
6.00%, 08/13/10	1	131
		5,304

Total Preferred Stocks (cost $8,848)		8,621

RIGHTS - 0.0%
Dish TV India Ltd. (c) (f) (u)	261	-

Total Rights (cost $0)		-

CORPORATE BONDS AND NOTES - 0.1%
HEALTH CARE - 0.1%
Theravance Inc., 3.00%, 01/15/15	$ 270	165

Total Corporate Bonds and Notes (cost $270)		165

SHORT TERM INVESTMENTS - 18.5%
Mutual Funds - 2.4%
JNL Money Market Fund, 1.07% (a) (h)	4,300	4,300

Securities Lending Collateral - 16.1%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	29,312	28,389
Mellon GSL Reinvestment Trust II (d) (f) (u)	753	-
		28,389

Total Short Term Investments (cost $34,365)		32,689

Total Investments - 117.1% (cost $283,535)		206,642
Other Assets and Liabilities, Net - (17.1%)		-30,218
Total Net Assets - 100%		$ 176,424

JNL/PAM Asia ex-Japan Fund

COMMON STOCKS - 97.7%
CONSUMER DISCRETIONARY - 8.2%
Ctrip.com International Ltd.	1	$ 29
Ctrip.com International Ltd. - ADR (e)	4	95
Focus Media Holding Ltd. - ADR (c) (e)	17	155
Hankook Tire Co. Ltd.	15	184
Lotte Shopping Co. Ltd.	1	143
PT Astra International Tbk	33	32
		638
CONSUMER STAPLES - 4.4%
Hengan International Group Co. Ltd.	48	155
Shinsegae Co. Ltd.	-	186
		341
ENERGY - 7.1%
Bumi Resources Tbk PT	745	63
China Petroleum & Chemical Corp.	90	55
CNOOC Ltd.	114	108
Energi Mega Persada Tbk PT (c)	2,336	18
PT Medco Energi Internasional Tbk	343	61
PTT Public Company Ltd.	16	82

SK Energy Co. Ltd.	2	110
Yanzhou Coal Mining Co. Ltd.	74	55
		552
FINANCIALS - 33.9%
ARA Asset Management Ltd.	233	60
Bangkok Bank Public Co. Ltd.	98	199
Bank of China Ltd. (e)	750	207
BOC Hong Kong Holdings Ltd.	30	34
Bumiputra-Commerce Holdings Berhad	67	113
Chinatrust Financial Holding Co. Ltd.	259	111
DBS Group Holdings Ltd. (e)	27	159
Guangzhou R&F Properties Co. Ltd. (e)	77	86
Hana Financial Group Inc.	4	70
Henderson Land Development Co. Ltd.	58	217
ICICI Bank Ltd.	15	135
ICICI Bank Ltd. - ADR (e)	5	96
KB Financial Group Inc. (c)	4	98
Korea Exchange Bank	4	22
Kowloon Development Co. Ltd.	55	21
Metropolitan Bank & Trust Co.	200	100
Ping An Insurance Group Co. of China Ltd.	34	165
PT Bank Rakyat Indonesia	480	204
Reliance Capital Ltd.	5	58
Shui On Land Ltd.	220	70
Wharf Holdings Ltd.	99	274
Yanlord Land Group Ltd.	149	94
Yuanta Financial Holding Co. Ltd.	96	44
		2,637
INDUSTRIALS - 12.2%
Aditya Birla Nuvo Ltd.	7	84
Bakrie and Brothers Tbk PT (c)	6,907	32
China COSCO Holdings Co. Ltd.	241	170
Cosco Corp. Singapore Ltd.	90	60
Far Eastern Textile Co. Ltd.	310	200
Hutchison Whampoa Ltd.	41	207
S1 Corp.	4	153
Suzlon Energy Ltd.	35	45
		951
INFORMATION TECHNOLOGY - 13.2%
AAC Acoustic Technologies Holdings Inc. (c)	204	92
Advanced Semiconductor Engineering Inc.	404	146
BYD Electronic International Co. Ltd.	174	62
HON HAI Precision Industry Co. Ltd.	106	209
HON HAI Precision Industry Co. Ltd. - GDR	-	2
LG Display Co. Ltd.	6	106
MediaTek Inc.	22	150
Samsung Electronics Co. Ltd.	1	214
Satyam Computer Services Ltd.	13	45
		1,026
MATERIALS - 5.3%

Huabao International Holdings Ltd. (e)	240	158
Sterlite Industries India Ltd.	10	52
Taiwan Cement Corp.	244	202
		412
TELECOMMUNICATION SERVICES - 11.4%
China Mobile Ltd. (e)	31	315
China Unicom Ltd. (e)	226	274
LG Dacom Corp.	10	163
Philippine Long Distance Telephone Co.	3	136
		888
UTILITIES - 2.0%
Tata Power Co. Ltd.	10	155

Total Common Stocks (cost $12,434)		7,600

RIGHTS - 0.3%
DBS Group (c) (f)	13	26

Total Rights (cost $0)		26

SHORT TERM INVESTMENTS - 17.2%
Mutual Funds - 2.3%
JNL Money Market Fund, 1.07% (a) (h)	177	177

Securities Lending Collateral - 14.9%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	1,201	1,164
Mellon GSL Reinvestment Trust II (d) (f) (u)	22	-
		1,164

Total Short Term Investments (cost $1,400)		1,341

Total Investments - 115.2% (cost $13,834)		8,967
Other Assets and Liabilities, Net - (15.2%)		-1,183
Total Net Assets - 100%		$ 7,784

JNL/PAM China-India Fund

COMMON STOCKS - 92.7%
CONSUMER DISCRETIONARY - 4.1%
Ctrip.com International Ltd. - ADR	11	$ 267
Focus Media Holding Ltd. - ADR (c) (e)	22	197
GOME Electrical Appliances Holdings Ltd. (f)	2,125	230
Maruti Suzuki India Ltd.	37	397
		1,091
CONSUMER STAPLES - 5.4%
Hindustan Unilever Ltd.	92	478
ITC Ltd.	264	933
		1,411
ENERGY - 18.3%
Bharat Petroleum Corp. Ltd.	35	270

Cairn India Ltd. (c)	117	416
China Petroleum & Chemical Corp.	1,478	908
China Shenhua Energy Co. Ltd.	225	481
CNOOC Ltd.	601	572
Oil & Natural Gas Corp. Ltd.	46	636
Reliance Industries Ltd.	58	1,476
		4,759
FINANCIALS - 22.1%
Bank of China Ltd. (e)	3,346	922
Franshion Properties China Ltd.	1,636	447
HDFC Bank Ltd.	58	1,189
Housing Development Finance Corp.	23	695
ICICI Bank Ltd.	79	731
Industrial & Commercial Bank of China (e)	2,310	1,226
Infrastructure Development Finance Co. Ltd.	90	125
Ping An Insurance Group Co. of China Ltd. (e)	89	435
		5,770
INDUSTRIALS - 9.9%
Beijing Capital International Airport Co. Ltd.	472	239
Bharat Heavy Electricals Ltd.	19	536
BYD Co. Ltd.	675	1,112
China Shipping Development Co. Ltd.	354	357
Larsen & Toubro Ltd.	20	323
		2,567
INFORMATION TECHNOLOGY - 8.5%
AAC Acoustic Technologies Holdings Inc. (c)	942	425
BYD Electronic International Co. Ltd.	296	105
Infosys Technologies Ltd.	47	1,081
Satyam Computer Services Ltd.	58	206
Travelsky Technology Ltd. (e)	874	387
		2,204
MATERIALS - 4.3%
Anhui Conch Cement Co. Ltd. (c) (e)	64	298
Huabao International Holdings Ltd. (e)	1,245	818
		1,116
TELECOMMUNICATION SERVICES - 13.6%
Bharti Airtel Ltd. (c)	29	421
China Mobile Ltd.	171	1,735
China Unicom Ltd.	1,131	1,375
		3,531
UTILITIES - 6.5%
China Resources Power Holdings Co. Ltd.	186	361
GAIL India Ltd.	97	415
NTPC Ltd.	82	306
Tata Power Co. Ltd.	39	607
		1,689

Total Common Stocks (cost $32,846)		24,138

SHORT TERM INVESTMENTS - 11.8%

Mutual Funds - 3.8%
JNL Money Market Fund, 1.07% (a) (h)	1,001	1,001

Securities Lending Collateral - 8.0%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	2,144	2,077
Mellon GSL Reinvestment Trust II (d) (f) (u)	40	-
		2,077

Total Short Term Investments (cost $3,185)		3,078

Total Investments - 104.5% (cost $36,031)		27,216
Other Assets and Liabilities, Net - (4.5%)		-1,161
Total Net Assets - 100%		$ 26,055

JNL/PIMCO Real Return Fund

PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Wachovia Corp., 7.25%, 01/30/13 Series L (p)	1	$ 375

Total Preferred Stocks (cost $500)		375

OPTIONS - 0.0%
Euro-Bund Future Call Option, Strike Price $155.00,
Expiration 02/20/2009	115	2
Federal Home Loan Mortgage Corp., 6.00%, 01/39,
Call Option, Strike Price $112.00, Expiration 01/06/09 (f)	1,500	-
Federal National Mortgage Association, 5.50%, 01/39,
Call Option, Strike Price $107.00,
Expiration 01/06/09 (f)	11,160	-
Federal National Mortgage Association, 5.50%, 01/39,
Put Option, Strike Price $69.53, Expiration 01/06/09 (f)	11,700	-
Federal National Mortgage Association, 6.00%, 01/39,
Put Option, Strike Price $81.25, Expiration 01/06/09 (f)	5,380	-
Federal National Mortgage Association, 5.00%, 01/39,
Put Option, Strike Price $71.00, Expiration 02/05/09 (f)	2,000	-
Federal National Mortgage Association, 6.00%, 02/39,
Put Option, Strike Price $89.00, Expiration 02/05/09 (f)	2,820	5
Government National Mortgage Assoication, 6.00%, 01/39,
Put Option, Strike Price $80.00, Expiration 01/14/09 (f)	1,200	-
U.S. 2-Year Treasury Note Future
Put Option, Strike Price $86.00, Expiration 02/20/09	9	-
U.S. 10-Year Treasury Note Future
Put Option, Strike Price $90.00, Expiration 02/20/09	94	-
U.S. Treasury Inflation Index, 1.875%, 07/13,
Put Option, Strike Price $65.00, Expiration 01/06/09 (f)	1,090	1
U.S. Treasury Inflation Index, 2.00%, 04/12,
Put Option, Strike Price $65.00, Expiration 01/06/09 (f)	6,300	-

Total Options (cost $51)		8

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED
SECURITIES - 24.3%
ACE Securities Corp. REMIC, 0.56%, 06/25/37 (i)	$ 800	700
Adjustable Rate Mortgage Trust
REMIC, 5.14%, 09/25/35 (i)	1,369	823
American Express Credit Account Master Trust,
2.15%, 08/15/12 (i)	6,100	5,856
American Home Mortgage Assets
REMIC, 0.66%, 09/25/46 (i)	6,164	2,442
Banc of America Commercial Mortgage Inc.
REMIC, 5.89%, 07/10/44 (i)	2,000	1,630
Banc of America Large Loans Inc.
REMIC, 1.71%, 08/15/29 (i) (t) (v)	1,558	1,095
Bank of America Credit Card Trust, 2.40%, 12/16/13 (i)	7,600	6,756
BCAP LLC Trust REMIC, 0.64%, 01/25/37 (i)	668	273
Bear Stearns Adjustable Rate Mortgage Trust
REMIC, 4.48%, 05/25/33 (i)	194	174
REMIC, 5.05%, 02/25/34 (i)	977	625
REMIC, 4.79%, 11/25/34 (i)	1,174	884
REMIC, 4.85%, 01/25/35 (i)	1,838	1,253
REMIC, 4.96%, 01/25/35 (i)	1,207	909
REMIC, 4.13%, 03/25/35	252	197
REMIC, 4.13%, 03/25/35	564	478
REMIC, 2.05%, 08/25/35 (i)	171	144
REMIC, 2.15%, 08/25/35 (i)	308	252
Bear Stearns Alt-A Trust
REMIC, 5.85%, 01/25/36 (i)	1,222	727
REMIC, 5.67%, 08/25/36 (i)	469	217
Bear Stearns Asset Backed Securities Trust
REMIC, 1.47%, 10/25/37 (i)	1,367	1,119
Bear Stearns Structured Products Inc.
REMIC, 5.66%, 01/26/36 (i)	1,301	817
REMIC, 5.76%, 12/26/46 (i)	1,353	940
Bravo Mortgage Asset Trust, 2.61%, 07/25/36 (t) (v)	87	86
Capital Auto Receivables Asset Trust, 2.65%, 10/15/12 (i)	12,200	10,869
Chase Credit Card Master Trust, 1.37%, 09/15/11 (i)	1,400	1,375
Chevy Chase Mortgage Funding Corp.
REMIC, 0.60%, 05/25/48 (i) (t) (v)	1,274	525
Citigroup Mortgage Loan Trust Inc.
REMIC, 4.25%, 08/25/35 (i)	274	224
REMIC, 4.68%, 08/25/35 (i)	1,322	889
REMIC, 4.74%, 08/25/35 (i)	195	147
REMIC, 0.55%, 01/25/37 (i)	594	490
REMIC, 0.58%, 03/25/37 (i)	842	727
REMIC, 0.53%, 05/25/37 (i)	952	764
REMIC, 0.53%, 05/25/37 (i)	956	740
REMIC, 6.01%, 09/25/37 (i)	6,255	3,322
Countrywide Alternative Loan Trust
REMIC, 3.45%, 12/25/35 (i)	423	208

Countrywide Asset-Backed Certificates
REMIC, 0.65%, 09/25/36 (i)	920	730
REMIC, 0.52%, 03/25/37 (i)	193	185
REMIC, 0.57%, 09/25/37 (i)	723	633
Countrywide Home Loan Mortgage Pass-Through Trust
REMIC, 4.74%, 08/25/34 (i)	817	412
REMIC, 4.81%, 04/20/35 (i)	1,064	766
Credit Suisse Mortgage Capital Certificates
REMIC, 5.86%, 02/25/37 (i)	1,200	584
Credit-Based Asset Servicing and Securitization LLC
REMIC, 0.59%, 07/25/37 (i) (t) (v)	923	836
CS First Boston Mortgage Securities Corp.
REMIC, 4.49%, 04/25/34 (i)	1,115	790
Deutsche Bank Alternate Loan Trust
REMIC, 0.56%, 08/25/37 (i)	817	726
First Franklin Mortgage Loan Asset Backed Certificates
REMIC, 0.52%, 11/25/36 (i)	631	571
First Horizon Asset Securities Inc. Pass-Through Trust
REMIC, 4.43%, 07/25/33 (i)	1,022	991
First NLC Trust REMIC, 0.54%, 08/25/37 (i) (t) (v)	915	758
Ford Credit Auto Owner Trust, 1.80%, 07/15/10 (i)	1,601	1,563
GMAC Commercial Mortgage Securities Inc.
REMIC, 5.24%, 11/10/45 (i)	2,000	1,594
Greenwich Capital Commercial Funding Corp.
REMIC, 5.44%, 03/10/39	4,000	3,045
GS Mortgage Securities Corp. II, 2.27%, 03/06/20 (i) (t) (v)	442	325
Harborview Mortgage Loan Trust
REMIC, 5.17%, 04/19/34 (i)	1,042	752
HSI Asset Securitization Corp. Trust
REMIC, 0.53%, 05/25/37 (i)	762	706
IndyMac Residential Asset Backed Trust
REMIC, 0.60%, 04/25/37 (i)	620	559
REMIC, 0.55%, 07/25/37 (i)	620	548
JPMorgan Chase & Co. Adjustable Rate Mortgage Trust
REMIC, 4.75%, 10/25/35 (i)	37,489	35,101
JPMorgan Mortgage Acquisition Corp.
REMIC, 0.53%, 05/25/37 (i)	832	651
LB-UBS Commercial Mortgage Trust
REMIC, 5.42%, 02/15/40	6,200	4,600
Lehman Brothers Mortgage Loan Trust
REMIC, 0.56%, 06/25/37 (i) (t) (v)	910	861
MASTR Adjustable Rate Mortgages Trust
REMIC, 4.95%, 12/25/33 (i)	1,816	1,312
REMIC, 3.79%, 11/21/34 (i)	520	505
REMIC, 0.58%, 05/25/47 (i)	229	220
MASTR Asset Backed Securities Trust
REMIC, 0.61%, 02/25/36 (i)	148	146
REMIC, 0.55%, 05/25/37 (i)	687	577
Merrill Lynch First Franklin Mortgage Loan Trust
REMIC, 0.53%, 06/25/37 (i)	780	706

Merrill Lynch Mortgage Investors Inc.
REMIC, 5.54%, 02/25/33 (i)	351	299
REMIC, 4.85%, 02/25/34 (i)	985	830
MLCC Mortgage Investors Inc.
REMIC, 4.25%, 10/25/35 (i)	1,270	967
REMIC, 4.25%, 10/25/35 (i)	1,193	949
Morgan Stanley Capital I
REMIC, 0.53%, 05/25/37 (i)	773	686
REMIC, 0.53%, 05/25/37 (i)	773	687
Nationstar Home Equity Loan Trust
REMIC, 0.53%, 06/25/37 (i)	863	797
Provident Funding Mortgage Loan Trust
REMIC, 4.50%, 08/25/33 (i)	737	542
Residential Asset Securities Corp.
REMIC, 0.58%, 04/25/37 (i)	652	579
Residential Asset Securitization Trust
REMIC, 5.50%, 06/25/33	467	406
Residential Funding Mortgage Securities I Inc.
REMIC, 5.21%, 09/25/35 (i)	1,422	886
Securitized Asset Backed Receivables LLC Trust
REMIC, 0.60%, 05/25/37 (i)	854	572
SLC Student Loan Trust REMIC, 2.13%, 02/15/15 (i)	544	533
SLM Student Loan Trust
3.52%, 04/25/14 (i)	8,832	8,587
3.99%, 01/25/17 (i)	3,100	2,733
3.54%, 04/25/17 (i)	587	575
3.58%, 04/25/19 (i)	3,900	3,041
4.76%, 04/25/23 (i)	11,400	10,684
Soundview Home Equity Loan Trust
REMIC, 0.55%, 06/25/37 (i)	7,716	5,819
Structured Adjustable Rate Mortgage Loan Trust
REMIC, 5.37%, 02/25/34 (i)	1,221	737
Structured Asset Mortgage Investments Inc.
REMIC, 0.91%, 10/19/34 (i)	50	25
REMIC, 0.57%, 09/25/47 (i)	440	406
Structured Asset Securities Corp.
REMIC, 0.58%, 04/25/36 (i)	390	377
TBW Mortgage Backed Pass-Through Certificates
REMIC, 5.97%, 09/25/36 (i)	500	344
Thornburg Mortgage Securities Trust
REMIC, 0.57%, 03/25/37 (i)	2,431	2,003
REMIC, 0.57%, 03/25/37 (i)	1,282	1,049
Wachovia Bank Commercial Mortgage Trust
REMIC, 2.57%, 06/15/20 (i) (t) (v)	1,049	742
REMIC, 2.58%, 09/15/21 (i) (t) (v)	1,235	943
Washington Mutual Mortgage Pass-Through Certificates
REMIC, 5.61%, 03/25/33 (i)	261	245
REMIC, 4.57%, 06/25/33 (i)	794	714
REMIC, 4.49%, 09/25/33 (i)	911	784
REMIC, 3.48%, 08/25/46 (i)	1,982	767

Wells Fargo Mortgage Backed Securities Trust
REMIC, 4.52%, 11/25/33 (i)	947	910
REMIC, 4.99%, 12/25/34 (i)	1,356	1,047

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $187,459)		161,695

CORPORATE BONDS AND NOTES - 21.6%
CONSUMER DISCRETIONARY - 0.4%
Home Depot Inc., 5.40%, 03/01/16	1,250	1,119
Macys Retail Holdings Inc., 7.45%, 07/15/17	1,000	579
Omnicom Group Inc., 5.90%, 04/15/16	1,250	1,015
		2,713
CONSUMER STAPLES - 0.4%
Kraft Foods Inc.
6.00%, 02/11/13	300	305
6.13%, 02/01/18	800	784
Reynolds American Inc., 2.70%, 06/15/11 (i)	700	567
Wal-Mart Stores Inc., 5.80%, 02/15/18	700	775
		2,431
ENERGY - 0.5%
Gaz Capital SA
7.34%, 04/11/13 (t) (v)	300	243
8.15%, 04/11/18 (t) (v)	400	282
NGPL PipeCo LLC, 6.51%, 12/15/12 (t) (v)	1,300	1,234
Rockies Express Pipeline LLC, 2.38%, 08/20/09 (i) (t) (v)	1,600	1,601
		3,360
FINANCIALS - 18.0%
Allstate Life Global Funding Trust, 5.38%, 04/30/13	2,500	2,461
American Express Bank FSB
1.46%, 06/12/09 (i)	1,400	1,363
0.57%, 06/22/09 (i)	1,400	1,361
5.50%, 04/16/13	800	758
6.00%, 09/13/17	800	749
American Express Centurion Bank
1.28%, 07/13/10 (i)	1,700	1,541
6.00%, 09/13/17	700	656
American Express Co.
7.00%, 03/19/18	1,260	1,274
8.15%, 03/19/38	360	413
American Honda Finance Corp., 2.28%, 06/20/11 (i) (t) (v)	9,100	8,866
American International Group Inc.
5.05%, 10/01/15	1,200	805
5.85%, 01/16/18	1,100	737
8.25%, 08/15/18 (t) (v)	1,000	732
8.18%, 05/15/58 (i) (t) (v)	4,700	1,828
ANZ National International Ltd., 6.20%, 07/19/13 (t) (v)	2,000	1,935
Bank of America Corp.
5.65%, 05/01/18	1,500	1,509
8.00% (callable at 100 beginning 01/30/18) (p)	700	504

8.13% (callable at 100 on 05/15/18) (p)	6,500	4,862
Bank of America NA
2.20%, 02/27/09 (i)	1,200	1,201
2.10%, 06/12/09 (i)	1,400	1,395
Barclays Bank Plc
5.45%, 09/12/12	2,100	2,127
6.05%, 12/04/17 (t) (v)	2,000	1,764
7.43% (callable at 100 beginning 12/15/17) (p) (t) (v)	200	101
Bear Stearns Cos. Inc.
6.95%, 08/10/12	1,000	1,039
7.25%, 02/01/18	1,000	1,096
Capital One Financial Corp., 6.75%, 09/15/17	1,600	1,550
Caterpillar Financial Services Corp., 2.22%, 06/24/11 (i)	7,900	7,062
Citigroup Funding Inc.
0.47%, 04/23/09 (i)	1,300	1,285
3.56%, 05/07/10 (i)	3,700	3,508
Citigroup Inc.
1.50%, 12/28/09 (i)	1,200	1,132
5.50%, 04/11/13	1,200	1,168
6.13%, 05/15/18	6,900	6,977
Credit Agricole SA, 2.18%, 05/28/09 (i) (t) (v)	1,400	1,396
Credit Suisse USA Inc., 2.30%, 11/20/09 (i)	500	482
Export-Import Bank of Korea, 2.31%, 06/01/09 (i)	1,400	1,396
Ford Motor Credit Co. LLC
7.25%, 10/25/11	1,850	1,351
7.80%, 06/01/12	150	105
GATX Financial Corp., 5.80%, 03/01/16	1,000	790
General Electric Capital Corp.
5.88%, 01/14/38	1,000	979
6.50%, 09/15/67 (t) (v)	GBP 1600	1,452
Genworth Financial Inc., 6.52%, 05/22/18	1,300	451
Goldman Sachs Group Inc.
1.77%, 06/28/10 (i)	1,700	1,556
6.15%, 04/01/18	1,200	1,153
6.75%, 10/01/37	1,800	1,461
HBOS Plc, 6.75%, 05/21/18 (t) (v)	1,000	880
International Lease Finance Corp., 6.63%, 11/15/13	500	337
JPMorgan Chase & Co., 6.40%, 10/02/17	1,000	1,039
Lehman Brothers Holdings Inc.
6.20%, 09/26/14 (d)	200	19
6.88%, 05/02/18 (d)	1,200	114
7.00%, 09/27/27 (d)	100	10
Marsh & McLennan Cos. Inc., 5.75%, 09/15/15	1,000	891
Merrill Lynch & Co. Inc.
6.40%, 08/28/17	800	801
6.88%, 04/25/18	4,900	5,126
Metropolitan Life Global Funding I
5.13%, 04/13/09 (i) (t) (v)	3,600	3,563
2.22%, 06/25/10 (i) (t) (v)	500	449
Morgan Stanley

2.56%, 05/07/09 (i)	1,300	1,279
4.75%, 01/18/11 (i)	2,000	1,703
4.46%, 01/09/12 (i)	200	158
4.62%, 01/09/14 (i)	700	485
6.00%, 04/28/15	1,000	863
4.95%, 10/18/16 (i)	1,000	688
6.63%, 04/01/18	1,800	1,579
National Australia Bank Ltd., 5.35%, 06/12/13 (t) (v)	1,700	1,638
New York Life Global Funding, 4.65%, 05/09/13 (t) (v)	1,800	1,739
Pacific Life Global Funding, 5.15%, 04/15/13 (t) (v)	500	470
Pearson Dollar Finance Plc, 5.70%, 06/01/14 (t) (v)	1,000	881
ProLogis, 6.63%, 05/15/18	900	430
Royal Bank of Scotland Group Plc,
7.09% (callable at 100 beginning 09/29/17) (p)	EUR 100	60
Santander Perpetual SA Unipersonal, 6.67%
(callable at 100 beginning 10/24/17) (p) (t) (v)	900	572

Simon Property Group LP
5.75%, 12/01/15	500	327
6.13%, 05/30/18	2,500	1,689
SLM Corp.
5.27%, 04/26/11 (i)	EUR 400	392
3.77%, 10/25/11 (i)	1,400	1,073
TransCapitalInvest Ltd., 7.70%, 08/07/13 (t) (v)	1,500	1,107
UBS AG Stamford, 5.75%, 04/25/18	3,300	2,995
VTB Capital SA, 4.61%, 10/18/11 (i)	1,000	719
Wells Fargo & Co.
4.38%, 01/31/13	800	783
5.50%, 05/01/13	4,800	4,746
5.63%, 12/11/17	1,100	1,148
7.98% (callable at 100 beginning 03/15/18) (p)	1,900	1,620
(callable at 100 beginning 03/26/13) (p)	800	660
		119,364
HEALTH CARE - 0.2%
Amgen Inc., 6.15%, 06/01/18	600	636
Baxter International Inc., 5.38%, 06/01/18	800	836
UnitedHealth Group Inc., 4.88%, 02/15/13	100	93
		1,565
INDUSTRIALS - 0.1%
Waste Management Inc., 6.10%, 03/15/18	1,100	951

INFORMATION TECHNOLOGY - 0.3%
Oracle Corp., 5.75%, 04/15/18	1,500	1,569

MATERIALS - 0.5%
Alcoa Inc.
6.00%, 07/15/13	1,000	904
6.75%, 07/15/18	2,000	1,636
Rexam Plc, 6.75%, 06/01/13 (t) (v)	700	619

		3,159
TELECOMMUNICATION SERVICES - 0.7%
AT&T Inc., 6.30%, 01/15/38	200	211
Deutsche Telekom AG, 6.75%, 08/20/18	3,000	3,042
Qwest Capital Funding Inc., 7.00%, 08/03/09	1,000	980
Telecom Italia Capital SA, 7.00%, 06/04/18	600	487
		4,720
UTILITIES - 0.5%
American Electric Power Co. Inc., 5.25%, 06/01/15	500	461
Constellation Energy Group Inc.
7.00%, 04/01/12	2,500	2,276
4.55%, 06/15/15	100	75
Public Service Electric & Gas Co., 5.30%, 05/01/18	700	680
		3,492

Total Corporate Bonds and Notes (cost $159,407)		143,324

GOVERNMENT AND AGENCY OBLIGATIONS - 179.1%
GOVERNMENT SECURITIES - 140.3%
Municipals - 0.9%
Buckeye Ohio Tobacco Settlement Financing Authority,
6.00%, 06/01/42	300	171
Dallas Area Rapid Transit (insured by AMBAC Assurance
Corp.), 5.00%, 12/01/36	2,400	2,350
New York City Municipal Water Financing Authority,
5.00%, 06/15/38	400	374
State of California Variable Purpose
5.00%, 06/01/37	1,700	1,447
5.00%, 11/01/37	400	340

Tobacco Settlement Authority of West Virgina,
7.47%, 06/01/47	490	280
Tobacco Settlement Financing Corp. New Jersey,
4.75%, 06/01/34	1,000	477
Tobacco Settlement Funding Corp., 5.00%, 06/01/41	200	97
		5,536
Sovereign - 4.7%
Japan Government Inflation Index Bond,
1.20%, 12/10/17 (r)	JPY 3270644	31,368

Treasury Inflation Index Securities - 134.7%
U.S. Treasury Inflation Indexed Note
3.50%, 01/15/11, TBA (g) (r)	55,504	53,860
2.38%, 04/15/11, TBA (g) (r)	23,088	22,272
3.38%, 01/15/12 (r)	4,021	3,982
2.00%, 04/15/12, TBA (g) (r)	64,691	62,238
3.00%, 07/15/12, TBA (g) (r)	56,978	55,130
1.88%, 07/15/13, TBA (g) (r)	64,411	59,950
2.00%, 01/15/14, TBA (g) (r)	46,560	43,978
2.00%, 07/15/14 (r)	3,184	3,042

1.88%, 07/15/15 (r)	9,967	9,466
2.00%, 01/15/16 (r)	31,442	30,408
2.50%, 07/15/16, TBA (g) (r)	46,198	45,430
2.38%, 01/15/17 (r)	2,029	2,024
2.63%, 07/15/17, TBA (g) (r)	25,615	25,914
1.63%, 01/15/18, TBA (g) (r)	80,811	75,847
1.38%, 07/15/18, TBA (g) (r)	28,929	26,957
2.38%, 01/15/25 (r)	39,246	38,957
2.00%, 01/15/26, TBA (g) (r)	13,522	12,745
2.38%, 01/15/27, TBA (g) (r)	121,548	121,374
1.75%, 01/15/28, TBA (g) (r)	132,877	122,866
3.63%, 04/15/28, TBA (g) (r)	48,367	55,609
3.88%, 04/15/29, TBA (g) (r)	19,475	22,779
		894,828
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 38.8%
Federal Home Loan Mortgage Corp. - 6.2%
Federal Home Loan Mortgage Corp.
4.88%, 06/13/18	9,700	11,148
5.00%, 12/14/18	1,300	1,347
6.00%, 01/16/31, TBA (g)	1,500	1,545
6.72%, 07/01/36 (i)	1,692	1,711
6.67%, 09/01/36 (i)	1,812	1,841
6.59%, 10/01/36 (i)	2,055	2,091
5.50%, 08/19/38	280	287
5.50%, 08/19/38	2,886	2,957
5.50%, 08/19/38	2,119	2,171
5.50%, 08/19/38	2,289	2,346
5.50%, 08/19/38	950	974
REMIC, 4.50%, 11/15/13	184	184
REMIC, 5.50%, 05/15/16	844	857
REMIC, 4.50%, 05/15/17	48	48
REMIC, 1.43%, 02/15/19 (i)	4,298	4,128
REMIC, 1.35%, 07/15/19 (i)	2,037	1,977
REMIC, 5.00%, 02/15/20	791	806
REMIC, 1.35%, 10/15/20 (i)	2,063	1,997
REMIC, 5.00%, 05/15/27	1,113	1,135
REMIC, 3.68%, 10/25/44 (i)	961	921
REMIC, 3.68%, 02/25/45 (i)	709	639
		41,110
Federal National Mortgage Association - 30.4%
Federal National Mortgage Association
5.00%, 01/01/34, TBA (g)	7,000	7,147
4.68%, 11/01/35 (i)	518	521
5.61%, 03/01/36 (i)	957	980
5.92%, 06/01/36 (i)	720	737
6.00%, 09/01/36	265	273
5.00%, 01/01/37	944	965
5.50%, 01/01/37, TBA (g)	99,500	101,988
6.00%, 01/16/37, TBA (g)	82,100	84,512

5.00%, 02/01/37	174	177
5.00%, 02/01/37	167	170
6.00%, 04/01/37	-	-
5.00%, 07/01/37	495	506
6.00%, 07/01/37	-	-
5.00%, 10/01/37	82	84
6.00%, 10/01/37	-	-
6.00%, 10/01/37	-	-
5.50%, 09/01/38	-	-
5.50%, 10/14/38	186	193
REMIC, 5.00%, 02/25/17	825	839
REMIC, 0.53%, 07/25/37 (i)	1,287	1,140
REMIC, 3.41%, 11/27/37 (i)	2,100	1,785
		202,017
Government National Mortgage Association - 1.9%
Government National Mortgage Association
6.00%, 01/15/29	2	3
6.00%, 02/15/29	3	3
6.00%, 01/15/32	3	4
6.00%, 06/15/36	267	277
6.00%, 08/15/36	1,370	1,416
6.00%, 09/15/36	477	493
6.00%, 11/15/36	863	892
6.00%, 01/15/37	473	489
6.00%, 02/15/37	712	736
6.00%, 06/15/37	1,354	1,400
6.00%, 08/15/37	418	432
6.00%, 08/15/37	267	276
6.00%, 12/15/37	138	142
6.00%, 02/15/38	630	652
6.00%, 05/15/38	1,361	1,406
6.00%, 06/15/38	1,257	1,299
6.00%, 06/15/38	406	420
6.00%, 06/15/38	788	814
6.00%, 06/15/38	644	666
6.00%, 07/15/38	123	128
6.00%, 09/15/38	853	882
		12,830
Small Business Administration Participation
Certificates - 0.3%
Small Business Administration Participation Certificates,
5.29%, 12/01/27	1,870	1,912

Total Government and Agency Obligations (cost $1,196,966)		1,189,601

SHORT TERM INVESTMENTS - 29.8%
Certificates of Deposit - 1.4%
Sanpaolo IMI SpA, 2.83%, 06/09/10 (i)	9,300	9,305

Federal Home Loan Bank - 11.4%

Federal Home Loan Bank
0.08%, 01/21/09	34,720	34,718
0.10%, 01/28/09	41,300	41,297
		76,015
Federal Home Loan Mortgage Corp. - 5.0%
Federal Home Loan Mortgage Corp.
0.12%, 01/21/09	10,400	10,399
0.15%, 03/30/09	22,595	22,591
		32,990
Federal National Mortgage Association - 10.2%
Federal National Mortgage Association
0.10%, 02/04/09	41,300	41,296
0.15%, 02/23/09	26,200	26,192
		67,488
U.S. Treasury Securities - 1.8%
U.S. Treasury Bill
0.01%, 01/02/09	2,740	2,740
1.13%, 01/29/09	2,740	2,740
0.07%, 02/19/09	730	730
0.10%, 02/26/09	3,220	3,220
0.04%, 03/26/09	2,120	2,120
0.23%, 06/04/09	760	759
		12,309

Total Short Term Investments (cost $198,101)		198,107

Total Investments - 254.9% (cost $1,742,484)		1,693,110
Total Forward Sales Commitments - (35.4%)
(proceeds $229,254)		-234,836
Other Assets and Liabilities, Net - (119.5%) (m) (o)		-793,986
Total Net Assets - 100%		$ 664,288

Forward Sales Commitments - 35.4%
GOVERNMENT SECURITIES - 34.8%
Treasury Inflation Index Securities - 34.8%
U.S. Treasury Inflation Indexed Note
3.50%, 01/15/11 (r)	$ 32,714	$ 31,754
3.00%, 07/15/12 (r)	19,516	18,888
2.00%, 01/15/14 (r)	28,347	26,654
2.50%, 07/15/16 (r)	545	533
1.63%, 01/15/18 (r)	16,793	15,699
1.38%, 07/15/18 (r)	18,240	17,095
2.38%, 01/15/25 (r)	8,473	8,469
2.38%, 01/15/27 (r)	39,023	39,379
1.75%, 01/15/28 (r)	65,824	61,051
3.63%, 04/15/28 (r)	9,700	11,294
		230,816
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 0.6%
Federal Home Loan Mortgage Corp. - 0.5%

Federal Home Loan Mortgage Corp.,
6.00%, 01/16/31	1,500	1,545
6.00%, 02/12/31	1,500	1,540
		3,085
Federal National Mortgage Association - 0.0%
Federal National Mortgage Association, 6.00%, 01/17/17	200	207

Government National Mortgage Association - 0.1%
Government National Mortgage Association,
6.50%, 01/24/32	700	728

Total Forward Sales Commitments - 35.4%
(proceeds $229,254)		$ 234,836

JNL/PIMCO Total Return Bond Fund

PREFERRED STOCKS - 3.0%
FINANCIALS - 3.0%
Bank of America Corp., Convertible Preferred,
7.25%, Series L, 01/30/13 (p)	7	$ 4,550

DG Funding Trust,
5.05% (callable at 10,000 on 12/31/09) (p) (t) (u)	-	4,193
Wells Fargo & Co., 7.50%, Series L (p)	42	31,200

Total Preferred Stocks (cost $48,437)		39,943

OPTIONS - 0.9%
Federal National Mortgage Association, 5.00%, 03/39,
Call Option, Strike Price $94.14, Expiration 02/16/09 (f)	1,900	1,511
Call Swaption, 3 month LIBOR versus 3.45% fixed,
Expiration 08/03/09 (u)	113	377
Call Swaption, 3 month LIBOR versus 3.45% fixed,
Expiration 08/03/09 (u)	684	2,274
Call Swaption, 3 month LIBOR versus 3.45% fixed,
Expiration 08/03/09 (u)	102	339
Call Swaption, 3 month LIBOR versus 3.85% fixed,
Expiration 08/03/09 (u)	372	1,516
Call Swaption, 3 month LIBOR versus 3.15% fixed,
Expiration 02/04/11 (u)	666	2,126
Call Swaption, 3 month LIBOR versus 3.50% fixed,
Expiration 02/02/09 (u)	789	3,061
Call Swaption, 3 month LIBOR versus 3.60% fixed,
Expiration 07/07/11 (u)	1,150	424

Total Options (cost $3,543)		11,628

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED
SECURITIES - 12.9%
Access Group Inc., 4.56%, 10/27/25 (i)	$ 8,600	7,908

ACE Securities Corp. REMIC, 0.55%, 10/25/36 (i)	236	224
American Home Mortgage Investment Trust
REMIC, 4.39%, 02/25/45	526	264
Amortizing Residential Collateral Trust
REMIC, 0.76%, 07/25/32 (i)	15	10
Asset Backed Securities Corp. Home Equity
REMIC, 0.75%, 09/25/34 (i)	294	230
Banc of America Commercial Mortgage Inc.
REMIC, 5.74%, 05/10/45 (i)	2,000	1,633
REMIC, 5.84%, 06/10/49 (i)	2,830	2,070
Banc of America Funding Corp.
REMIC, 4.15%, 05/25/35 (i)	742	529
Banc of America Mortgage Securities Inc.
REMIC, 6.50%, 10/25/31	127	117
REMIC, 6.50%, 09/25/33	63	60
Bank of America Credit Card Trust, 1.78%, 04/15/13 (i)	1,800	1,635
Bear Stearns Adjustable Rate Mortgage Trust
REMIC, 4.79%, 11/25/34 (i)	755	568
REMIC, 5.11%, 11/25/34 (i)	2,176	2,019
REMIC, 4.13%, 03/25/35	8,745	6,810
Bear Stearns Alt-A Trust REMIC, 5.50%, 09/25/35 (i)	547	254
Bear Stearns Commercial Mortgage Securities Inc.
REMIC, 5.33%, 02/11/44	300	231
Bear Stearns Structured Products Inc.
REMIC, 5.66%, 01/26/36 (i)	1,627	1,021
REMIC, 5.76%, 12/26/46 (i)	930	646
Chase Issuance Trust
2.10%, 05/16/11 (i)	14,000	13,797
2.70%, 09/15/15 (i)	12,800	10,550
Citigroup Mortgage Loan Trust Inc.
REMIC, 4.70%, 12/25/35 (i)	289	209
REMIC, 0.53%, 05/25/37 (i)	2,391	1,851
Commercial Mortgage Pass-Through Certificates
REMIC, 5.31%, 12/10/46	2,100	1,533
Countrywide Alternative Loan Trust
REMIC, 0.65%, 05/25/47 (i)	1,035	425
Countrywide Asset-Backed Certificates
REMIC, 0.58%, 10/25/46 (i)	477	440
Countrywide Home Loan Mortgage Pass-Through Trust
REMIC, 4.79%, 11/25/34 (i)	1,393	867
REMIC, 4.73%, 02/20/35 (i)	2,501	1,554
REMIC, 5.25%, 02/20/36 (i)	328	180
Credit Suisse Mortgage Capital Certificates
REMIC, 5.85%, 03/15/39 (i)	200	163
REMIC, 5.70%, 09/15/40 (i)	7,800	5,159
CS First Boston Mortgage Securities Corp.
REMIC, 2.08%, 03/25/32 (i) (t) (v)	41	31
Deutsche Bank Alternate Loan Trust
REMIC, 0.55%, 03/25/37 (i)	426	405
Equity One ABS Inc., 0.75%, 11/25/32 (i)	200	111

First Franklin Mortgage Loan Asset Backed Certificates
REMIC, 0.51%, 01/25/38 (i)	1,361	1,257
Fremont Home Loan Trust REMIC, 0.54%, 02/25/37 (i)	163	159
GE Capital Commercial Mortgage Corp.
REMIC, 4.23%, 12/10/37	2,596	2,511
GreenPoint Mortgage Funding Trust
REMIC, 0.55%, 01/25/47 (i)	1,152	1,059
Greenwich Capital Commercial Funding Corp.
REMIC, 5.44%, 03/10/39	1,000	761
GS Mortgage Securities Corp. II
2.27%, 03/06/20 (i) (t) (v)	1,735	1,277
REMIC, 5.99%, 08/10/45 (i)	2,100	1,524
GSR Mortgage Loan Trust
REMIC 4.54%, 09/25/35 (i)	3,411	2,515
REMIC 5.24%, 11/25/35 (i)	1,694	1,260
Harborview Mortgage Loan Trust
REMIC, 0.80%, 05/19/35 (i)	222	103
REMIC, 5.14%, 07/19/35 (i)	1,182	642
HFC Home Equity Loan Asset Backed Certificates
REMIC, 0.80%, 01/20/34 (i)	1,535	1,054
HSI Asset Securitization Corp. Trust
REMIC, 0.52%, 12/25/36 (i)	387	344
IndyMac ARM Trust REMIC, 5.18%, 01/25/32 (i)	1	1
IndyMac Index Mortgage Loan Trust
REMIC, 5.00%, 01/25/36 (i)	1,240	881
REMIC, 0.56%, 11/25/46 (i)	614	559
JPMorgan Chase & Co. Adjustable Rate Mortgage Trust
REMIC, 4.56%, 11/25/30 (i)	5	4
REMIC, 5.61%, 02/25/33 (i)	45	36
REMIC, 6.08%, 02/25/33 (i)	24	20
REMIC, 5.04%, 04/25/33 (i)	173	138
REMIC, 5.18%, 01/25/34 (i)	367	234
REMIC, 4.75%, 10/25/35 (i)	2,258	2,114
JPMorgan Chase & Co. Alt-A Trust
REMIC, 5.36%, 05/25/35 (i)	878	594
JPMorgan Chase & Co. REMIC, 5.47%, 01/12/45 (i)	700	540
JPMorgan Chase Commercial Mortgage Securities Corp.
REMIC, 5.33%, 05/15/47	1,900	1,425
REMIC, 5.44%, 06/12/47	11,300	8,154
REMIC, 5.42%, 01/15/49	6,400	4,525
REMIC, 5.82%, 06/15/49 (i)	100	73
REMIC, 5.79%, 02/12/51 (i)	14,500	10,537
REMIC, 5.88%, 02/15/51 (i)	700	498
JPMorgan Mortgage Acquisition Corp.
REMIC, 0.52%, 08/25/36 (i)	192	178
REMIC, 0.52%, 06/25/37 (i)	12,348	10,428
JPMorgan Mortgage Trust REMIC, 5.02%, 02/25/35 (i)	793	595
Lehman Brothers Commercial Mortgage Trust
REMIC, 1.28%, 09/15/21 (i) (t) (v)	178	133
Long Beach Mortgage Loan Trust

REMIC, 0.75%, 10/25/34 (i)	34	12
MASTR Adjustable Rate Mortgages Trust
REMIC, 3.79%, 11/21/34 (i)	520	505
MASTR Asset Backed Securities Trust
REMIC, 0.52%, 01/25/37 (i)	746	417
REMIC, 0.55%, 05/25/37 (i)	785	659
Mellon Residential Funding Corp.
REMIC, 3.51%, 10/20/29 (i)	285	257
REMIC, 1.44%, 06/15/30 (i)	615	507
Merrill Lynch Mortgage Investors Inc.
REMIC, 5.30%, 05/25/33 (i)	982	781
REMIC, 0.68%, 02/25/36 (i)	490	261
REMIC, 0.54%, 08/25/36 (i)	960	904
Merrill Lynch/Countrywide Commercial Mortgage Trust
REMIC, 5.96%, 07/12/17 (i)	10,700	8,184
REMIC, 5.49%, 03/12/51 (i)	1,500	1,033
Mid-State Trust REMIC, 8.33%, 04/01/30	13	11
MLCC Mortgage Investors Inc.
REMIC, 1.47%, 10/25/35 (i)	238	177
REMIC, 0.72%, 11/25/35 (i)	388	268
Morgan Stanley Capital I
REMIC, 1.26%, 10/15/20 (i) (t) (v)	430	328
REMIC, 5.81%, 12/12/49	100	75
Morgan Stanley Mortgage Loan Trust
REMIC, 0.51%, 01/25/37 (i)	686	636
Park Place Securities Inc. REMIC, 0.78%, 10/25/34 (i)	1,368	979
Prime Mortgage Trust
REMIC, 0.87%, 02/25/19 (i)	25	24
REMIC, 0.87%, 02/25/34 (i)	137	119
Residential Asset Securities Corp.
REMIC, 0.54%, 11/25/36 (i)	387	371
Saxon Asset Securities Trust REMIC, 0.53%, 11/25/36 (i)	185	177
SBI Heloc Trust REMIC, 0.64%, 08/25/36 (i) (t) (v)	392	363
Securitized Asset Backed Receivables LLC Trust
REMIC, 0.53%, 12/25/36 (i)	783	652
Sequoia Mortgage Trust REMIC, 0.93%, 10/19/26 (i)	99	78
SLM Student Loan Trust
3.84%, 01/26/15 (i)	745	711
3.26%, 10/25/16 (i)	1,140	1,113
4.76%, 04/25/23 (i)	13,000	12,184
SLM Student Loan Trust, REMIC, 3.53%, 10/27/14 (i)	2,574	2,491
Soundview Home Equity Loan Trust
REMIC, 0.52%, 10/25/36 (i)	-	-
REMIC, 0.55%, 01/25/37 (i)	1,545	1,464
Structured Asset Mortgage Investments Inc.
REMIC, 0.91%, 09/19/32 (i)	90	63
REMIC, 0.83%, 07/19/35 (i)	1,004	678
REMIC, 0.60%, 03/25/37 (i)	2,065	802
Structured Asset Securities Corp.
REMIC, 4.69%, 02/25/32 (i)	3	3

REMIC, 0.76%, 01/25/33 (i)	13	10
REMIC, 0.52%, 10/25/36 (i)	704	651
Thornburg Mortgage Securities Trust
REMIC, 0.59%, 06/25/36 (i)	2,489	2,063
REMIC, 0.58%, 12/25/36 (i)	970	804
Vendee Mortgage Trust REMIC, 6.50%, 09/15/24	716	785
Wachovia Bank Commercial Mortgage Trust
REMIC, 2.57%, 06/15/20 (i) (t) (v)	1,873	1,325
REMIC, 2.58%, 09/15/21 (i) (t) (v)	7,891	6,023
REMIC, 5.51%, 04/15/47	1,000	720
Washington Mutual Mortgage Pass-Through Certificates
REMIC, 5.06%, 02/25/31 (i)	14	14
REMIC, 0.41%, 08/25/42 (i)	239	168
REMIC, 3.68%, 11/25/42 (i)	147	121
REMIC, 0.76%, 10/25/45 (i)	238	130
Wells Fargo Mortgage Backed Securities Trust
REMIC, 4.96%, 01/25/35 (i)	1,895	1,469
REMIC, 4.95%, 03/25/36 (i)	1,361	890

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $209,703)		172,097

CORPORATE BONDS AND NOTES - 37.5%
CONSUMER DISCRETIONARY - 1.9%
Comcast Corp.
4.94%, 07/14/09 (i)	1,700	1,677
5.88%, 02/15/18	400	379
6.45%, 03/15/37	400	398
Daimler Finance North America LLC
2.35%, 03/13/09 (i)	900	900
3.64%, 08/03/09 (i)	1,400	1,326
MGM Mirage Inc., Term Loan
6.37%, 10/03/11 (i) (u)	500	282
6.41%, 10/03/11 (i) (u)	500	282
6.43%, 10/03/11 (i) (u)	1,500	845
R.H. Donnelley Corp., Term Loan
6.33%, 06/30/11 (u)	33	19
6.44%, 06/30/11 (u)	737	432
6.59%, 06/30/11 (u)	46	27
Target Corp., 5.13%, 01/15/13	3,000	2,962
Time Warner Inc., 2.47%, 11/13/09 (i)	12,600	12,128
Walt Disney Co., 2.86%, 07/16/10 (i)	4,400	4,320
		25,977
CONSUMER STAPLES - 0.3%
Anheuser-Busch Cos. Inc., 5.50%, 01/15/18	100	91
Kraft Foods Inc.
6.13%, 02/01/18	1,400	1,372
6.88%, 02/01/38	600	600
Philip Morris International Inc., 5.65%, 05/16/18	1,200	1,190
		3,253

ENERGY - 0.8%
Anadarko Petroleum Corp., 2.40%, 09/15/09 (i)	2,200	2,105
Citigroup Global Markets Deutschland AG for
OAO Gazprom, 10.50%, 10/21/09	1,500	1,508
El Paso Corp.
8.05%, 10/15/30	600	391
7.80%, 08/01/31	800	521
Gaz Capital SA, 6.21%, 11/22/16 (t) (v)	300	198
Kinder Morgan Energy Partners LP, 5.95%, 02/15/18	6,400	5,462
Peabody Energy Corp., 7.88%, 11/01/26	500	412
Ras Laffan Liquefied Natural Gas Co. Ltd. III,
5.84%, 09/30/27 (t) (v)	500	303
		10,900
FINANCIALS - 29.2%
Allstate Life Global Funding Trust, 5.38%, 04/30/13	1,900	1,870
American Express Bank FSB
5.50%, 04/16/13	2,700	2,558
6.00%, 09/13/17	300	281
American Express Centurion Bank
1.46%, 06/12/09 (i)	8,700	8,443
6.00%, 09/13/17	300	281
American Express Co., 7.00%, 03/19/18	2,100	2,123
American General Finance Corp., 6.90%, 12/15/17	2,400	1,039
American Honda Finance Corp., 2.44%, 02/09/10 (i) (t) (v)	1,900	1,872
American International Group Inc.
2.54%, 06/16/09 (i) (t) (v)	1,200	1,092
5.05%, 10/01/15	200	134
5.85%, 01/16/18	4,500	3,016
6.25%, 03/15/37 (i)	800	299
ANZ National International Ltd.
2.43%, 08/07/09 (i) (t) (v)	4,800	4,798
6.20%, 07/19/13 (t) (v)	2,200	2,129
Bank of America Corp.
2.83%, 11/06/09 (i)	200	196
6.00%, 09/01/17	1,700	1,727
8.00% (callable at 100 beginning 01/30/18) (p)	20,700	14,889
Bank of America NA
2.20%, 02/27/09 (i)	500	500
2.10%, 06/12/09 (i)	5,300	5,283
2.28%, 06/15/16 (i)	700	470
6.00%, 10/15/36	600	637
Bank of New York Mellon Corp., 3.25%, 02/05/10 (i)	7,400	7,294
Bank of Scotland Plc, 4.59%, 07/17/09 (i) (t) (v)	2,300	2,293
Banque Centrale De Tunisie,
7.50%, 08/06/09 (t) (v)	EUR 300	409
Barclays Bank Plc
5.45%, 09/12/12	10,700	10,836
6.05%, 12/04/17 (t) (v)	1,600	1,412
7.43% (callable at 100 beginning 12/15/17) (p) (t) (v)	15,000	7,584
Bear Stearns Cos. Inc.,

4.91%, 07/16/09 (i)	800	790
2.26%, 08/21/09 (i)	2,300	2,262
2.36%, 05/18/10 (i)	5,600	5,414
4.55%, 06/23/10	3,400	3,395
6.95%, 08/10/12	3,500	3,635
BNP Paribas, 5.19% (callable at 100 beginning
06/29/15) (p) (t) (v)	4,100	2,326
Capital One Financial Corp., 2.47%, 09/10/09 (i)	9,000	8,573
Cemex 10 Capital SPV Ltd., 6.72% (callable at 100
beginning 12/31/16) (p) (t) (v)	1,000	476
China Development Bank, 5.00%, 10/15/15	200	200
Chrysler Financial Co. LLC, Term Loan,
5.00%, 08/03/14 (u)	3,970	2,117
CIT Group Inc.
3.62%, 01/30/09 (i)	6,200	6,170
2.30%, 06/08/09 (i)	12,000	11,714
2.27%, 08/17/09 (i)	400	384
Citigroup Capital XXI, 8.30%, 12/21/57 (i)	4,300	3,316
Citigroup Funding Inc.
0.47%, 04/23/09 (i)	1,200	1,186
1.47%, 06/26/09 (i)	1,200	1,175
Citigroup Global Markets Holdings Inc., 1.97%, 03/17/09 (i)	400	398
Citigroup Inc.
3.56%, 01/30/09 (i)	2,600	2,595
1.50%, 12/28/09 (i)	400	377
5.50%, 08/27/12	1,500	1,456
5.30%, 10/17/12	600	578
5.50%, 04/11/13	6,700	6,524
5.85%, 07/02/13	400	386
6.00%, 08/15/17	2,200	2,190
8.40%, (callable at 100 beginning 04/30/18) (p)	14,500	9,574
6.13%, 08/25/36	1,700	1,523
Countrywide Financial Corp.
5.13%, 02/17/11	300	400
5.80%, 06/07/12	2,300	2,242
Countrywide Home Loans Inc., 4.13%, 09/15/09	6,600	6,523
Credit Agricole SA
2.18%, 05/28/09 (i) (t) (v)	1,400	1,396
2.23%, 05/28/10 (i) (t) (v)	1,600	1,581
Deutsche Bank AG London, 6.00%, 09/01/17	3,000	3,183
ENEL Finance International SA, 6.25%, 09/15/17 (t) (v)	4,700	3,969
Export-Import Bank of China, 4.88%, 07/21/15 (t) (v)	200	201
Export-Import Bank of Korea, 2.31%, 06/01/09 (i)	2,000	1,994
Fifth Third Bancorp, 8.25%, 03/01/38	10,200	8,427
Ford Motor Credit Co. LLC
7.38%, 10/28/09	1,200	1,054
7.88%, 06/15/10	1,000	800
General Electric Capital Corp.
4.25%, 01/05/09 (i)	400	400
3.57%, 10/26/09 (i)	300	292

4.57%, 01/20/10 (i)	1,600	1,529
4.27%, 10/06/10 (i)	300	278
3.64%, 02/01/11 (i)	3,000	2,725
2.22%, 08/15/11 (i)	2,300	2,017
4.72%, 01/08/16 (i)	200	147
5.50%, 09/15/67 (t) (v)	EUR 6100	4,713
6.38%, 11/15/67 (i)	3,200	2,011
GMAC LLC, 6.00%, 12/15/11	200	159
Goldman Sachs Group Inc.
1.59%, 06/23/09 (i)	5,100	4,972
6.88%, 01/15/11	6,500	6,547
5.63%, 01/15/17	2,200	1,890
6.25%, 09/01/17	4,400	4,266
5.95%, 01/18/18	1,200	1,138
6.15%, 04/01/18	600	577
6.75%, 10/01/37	6,300	5,115
HBOS Plc, 5.92% (callable at 100 beginning
10/01/15) (p) (t) (v)	200	76
HSBC Bank USA, 2.33%, 06/10/09 (i)	3,000	2,977
HSBC Finance Corp., 2.23%, 10/21/09 (i)	1,000	938
HSBC Holdings Plc
6.50%, 05/02/36	500	508
6.50%, 09/15/37	700	711
International Lease Finance Corp., 5.55%, 09/05/12	4,200	2,897
JPMorgan Chase & Co.
1.56%, 03/30/09 (i)	2,500	2,484
7.00%, 11/15/09	3,100	3,133
2.55%, 05/07/10 (i)	2,300	2,225
6.00%, 01/15/18	1,200	1,267
7.90% (callable at 100 beginning 04/30/18) (p)	4,200	3,494
JPMorgan Chase Bank NA, 6.00%, 10/01/17	4,100	4,136
JPMorgan Chase Capital XX, 6.55%, 09/29/36 (i)	300	254
Lehman Brothers Holdings Inc.
3.29%, 11/24/08 (d) (i)	4,800	432
3.26%, 12/23/08 (d) (i)	200	18
4.24%, 04/03/09 (d) (i)	600	54
2.64%, 11/10/09 (d) (i)	900	81
2.25%, 11/16/09 (d) (i)	400	36
2.30%, 05/25/10 (d) (i)	1,100	99
4.72%, 07/18/11 (d) (i)	1,100	99
5.63%, 01/24/13 (d)	1,600	152
6.20%, 09/26/14 (d)	1,700	162
6.88%, 05/02/18 (d)	1,000	95
Merrill Lynch & Co. Inc.
2.44%, 05/08/09 (i)	2,600	2,555
2.22%, 08/14/09 (i)	1,400	1,357
2.29%, 12/04/09 (i)	1,700	1,631
3.74%, 07/25/11 (i)	1,900	1,683
3.08%, 10/25/11 (i)	13,600	12,905
6.05%, 08/15/12	600	592

6.40%, 08/28/17	1,900	1,904
MetLife Global Funding Inc., 2.19%, 05/17/10 (i) (t) (v)	3,000	2,691
MetLife Inc., 6.40%, 12/15/36 (i)	500	300
Morgan Stanley
3.15%, 01/22/09	3,700	3,679
2.50%, 02/09/09 (i)	2,900	2,881
2.56%, 05/07/09 (i)	2,000	1,967
4.23%, 05/14/10 (i)	3,700	3,444
6.60%, 04/01/12	2,500	2,417
6.25%, 08/28/17	1,200	1,022
5.95%, 12/28/17	1,800	1,494
National Australia Bank Ltd.
2.20%, 09/11/09 (i) (t) (v)	1,300	1,301
2.84%, 02/08/10 (i) (t) (v)	14,500	14,510
5.35%, 06/12/13 (t) (v)	1,900	1,831
National City Bank, 4.50%, 03/15/10	5,000	4,814
Nationwide Life Global Funding I, 5.45%, 10/02/12 (t) (v)	16,200	12,650
Petroleum Export Ltd., 5.27%, 06/15/11 (t) (v)	121	112
PNC Bank NA, 3.64%, 02/01/10 (i)	8,600	8,583
Principal Life Income Funding Trusts, 5.30%, 04/24/13	1,700	1,592
RBS Capital Trust I, 4.71% (callable at 100 beginning
07/01/13) (p)	800	311
Residential Capital LLC, 6.60%, 05/22/09 (i)	1,900	694
Resona Bank Ltd., 5.85% (callable at 100 beginning
04/15/16) (p) (t) (v)	300	170
Royal Bank of Scotland Group Plc, 6.99% (callable at 100
beginning 10/05/17) (p) (t) (v)	2,100	982
Santander Perpetual SA Unipersonal, 6.67% (callable at
100 beginning 10/24/17) (p) (t) (v)	3,400	2,163
Santander US Debt SA Unipersonal, 2.26%,
11/20/09 (i) (t) (v)	3,200	3,160
SLM Corp., 3.68%, 07/27/09 (i)	1,000	943
SMFG Preferred Capital Ltd., 6.08% (callable at 100
beginning 01/25/17) (p) (t) (v)	1,000	675
Sovereign Bancorp Inc., 4.90%, 09/23/10	5,000	4,484
State Street Capital Trust III, 8.25% (callable at 100
beginning 03/15/11) (p)	1,700	1,313
State Street Capital Trust IV, 3.82%, 06/15/37 (i)	200	88
Sumitomo Mitsui Banking Corp., 5.63% (callable at 100
beginning 10/15/15) (p) (t) (v)	1,500	1,111
TNK-BP Finance SA, 6.13%, 03/20/12 (t) (v)	300	192
TransCapitalInvest Ltd., 8.70%, 08/07/18 (t) (v)	800	515
UBS AG Stamford, 5.88%, 12/20/17	1,200	1,102
UBS Preferred Funding Trust V, 6.24% (callable at 100
beginning 05/15/16) (p)	10,000	5,461
USB Capital IX, 6.19% (callable at 100 beginning
04/15/11) (p)	200	94
Wachovia Bank NA, 1.54%, 03/23/09 (i)	1,600	1,589
Wells Fargo & Co.
2.92%, 09/15/09 (i)	400	396

2.86%, 12/01/09 (i)	200	194
3.22%, 01/29/10 (i)	7,500	7,407
2.92%, 10/15/11 (i)	3,200	2,866
5.75%, 02/01/18	4,300	4,309
7.98% (callable at 100 beginning 03/15/18) (p)	2,400	2,046
ZFS Finance USA Trust I, 5.88%, 05/09/32 (i) (t) (v)	600	210
		389,463
HEALTH CARE - 1.1%
Amgen Inc., 6.15%, 06/01/18	7,300	7,743
AstraZeneca Plc
5.90%, 09/15/17	600	638
6.45%, 09/15/37	600	682
HCA Inc., Term Loan, 7.08%, 11/16/13 (u)	4,955	3,911
Health Management Associates Inc. Term Loan,
7.10%, 01/16/14 (u)	1,415	889
UnitedHealth Group Inc., 4.88%, 02/15/13	1,600	1,494
		15,357
INDUSTRIALS - 0.4%
Siemens Financieringsmaatschappij NV, 2.18%,
08/14/09 (i) (t) (v)	2,100	2,102
Union Pacific Corp., 5.70%, 08/15/18	4,000	3,851
		5,953
INFORMATION TECHNOLOGY - 2.0%
Dell Inc., 4.70%, 04/15/13	3,600	3,386
International Business Machines Corp., 5.70%, 09/14/17	13,200	14,112
Oracle Corp.
4.95%, 04/15/13	4,200	4,330
5.75%, 04/15/18	4,100	4,288
		26,116
MATERIALS - 0.3%
Corp. Nacional del Cobre de Chile, 6.15%, 10/24/36 (t) (v)	200	175
Nucor Corp., 5.75%, 12/01/17	2,400	2,372
Rohm & Haas Co., 6.00%, 09/15/17	900	819
Vale Overseas Ltd.
6.25%, 01/23/17	300	283
6.88%, 11/21/36	300	271
		3,920
TELECOMMUNICATION SERVICES - 1.3%
AT&T Inc.
4.13%, 09/15/09	3,500	3,514
2.49%, 02/05/10 (i)	900	869
4.95%, 01/15/13	2,000	2,011
5.50%, 02/01/18	2,000	2,021
6.30%, 01/15/38	1,400	1,480
Qwest Corp., 7.63%, 06/15/15	800	655
Telecom Italia Capital SA, 5.11%, 07/18/11 (i)	1,900	1,430
Telefonica Emisiones SAU, 1.83%, 06/19/09 (i)	1,800	1,743
Verizon Communications Inc., 4.20%, 04/03/09 (i)	3,600	3,575
		17,298
UTILITIES - 0.2%

NRG Energy Inc. Term Loan, 6.58%, 02/01/13 (u)	3,224	2,839
Virginia Electric & Power Co., 6.35%, 11/30/37	200	202
		3,041

Total Corporate Bonds and Notes (cost $569,707)		501,278

GOVERNMENT AND AGENCY OBLIGATIONS - 103.1%
GOVERNMENT SECURITIES - 6.5%
Municipals - 2.6%
Buckeye Tobacco Settlement Financing Authority (insured
by AMBAC Assurance Corp.), 5.80%, 06/01/30	1,000	612
Chicago Transit Authority
6.30%, 12/01/21	200	201
6.30%, 12/01/21	100	101
6.90%, 12/01/40	2,100	2,154
6.90%, 12/01/40	2,000	2,052
Golden State Tobacco Securitization Corp.,
5.75%, 06/01/47	6,900	3,839
Illinois State Toll Highway Municipal Bond,
5.50%, 01/01/33	8,000	7,885
Los Angeles Unified School District Municipal Bond -
Series A-1 (insured by FSA), 4.50%, 07/01/22	3,600	3,375
4.50%, 01/01/28	6,300	5,444
San Diego Tobacco Settlement Revenue Funding Corp.,
7.13%, 06/01/32	875	573
State of California, 5.00%, 12/01/37	6,000	5,103
State of Texas, 4.75%, 04/01/35	600	545
Tobacco Settlement Authority of Iowa, 6.50%, 06/01/23	265	191
Tobacco Settlement Authority of West Virgina,
7.47%, 06/01/47	1,775	1,015
University of Arkansas Municipal Bond (insured by
AMBAC Assurance Corp.), 5.00%, 11/01/37	1,600	1,464
Washington State Municipal Bond, 5.47%, 12/01/20 (j)	1,400	770
		35,324
Sovereign - 0.1%
Brazilian Government International Bond
12.50%, 01/05/22	BRL 1300	566
10.25%, 01/10/28	BRL 800	309
South Africa Government International Bond,
5.88%, 05/30/22	100	84
		959
Treasury Inflation Index Securities - 3.8%
U.S. Treasury Inflation Indexed Note
3.00%, 07/15/12, TBA (g) (r)	16,274	13,340
1.88%, 07/15/13 (r)	10,126	9,659
2.00%, 07/15/14 (r)	17,249	16,298
2.00%, 01/15/16 (r)	3,497	3,344
2.63%, 07/15/17 (r)	3,880	3,962
1.63%, 01/15/18 (r)	4,225	4,023
1.75%, 01/15/28 (r)	825	764

		51,390
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 96.6%
Federal Home Loan Mortgage Corp. - 15.6%
Federal Home Loan Mortgage Corp.
6.00%, 03/01/16	22	22
6.00%, 03/01/16	25	26
6.00%, 03/01/16	7	7
6.00%, 08/01/16	22	23
4.88%, 06/13/18	1,000	1,149
5.00%, 11/01/18	457	472
5.00%, 12/14/18	1,300	1,347
6.00%, 08/01/26	3,087	3,189
6.00%, 09/01/27	8,055	8,313
7.50%, 03/01/32 (f)	185	188
5.00%, 01/01/34, TBA (g)	3,000	3,066
5.50%, 01/01/34, TBA (g)	97,000	99,273
6.00%, 09/01/37	32,116	33,119
6.00%, 11/01/37	6,839	7,053
6.00%, 04/01/38	57	59
6.00%, 04/01/38	199	206
6.00%, 04/01/38	807	832
6.00%, 04/01/38	363	375
6.00%, 04/01/38	784	808
6.00%, 04/01/38	82	84
6.00%, 04/01/38	81	84
5.50%, 08/19/38	4,413	4,522
5.50%, 09/01/38	2,964	3,036
5.50%, 09/01/38	987	1,011
5.33%, 07/01/27 (i)	1	1
REMIC, 1.43%, 02/15/19 (i)	8,442	8,109
REMIC, 1.35%, 07/15/19 (i)	1,964	1,907
REMIC, 1.35%, 08/15/19 (i)	8,893	8,628
REMIC, 1.35%, 10/15/20 (i)	12,155	11,769
REMIC, 7.00%, 05/15/23	382	399
REMIC, 1.65%, 11/15/30 (i)	7	7
REMIC, 4.50%, 03/15/34	7,674	7,292
REMIC, 0.51%, 12/25/36 (i)	2,651	2,524
REMIC, 3.68%, 02/25/45 (i)	114	102
		209,002
Federal National Mortgage Association - 78.7%
Federal National Mortgage Association
5.50%, 11/01/13	6	6
5.50%, 03/01/16	68	71
6.00%, 04/01/16	26	27
6.00%, 04/01/16	40	42
6.00%, 04/01/16	64	67
6.00%, 05/01/16	50	52
6.00%, 08/01/16	31	32
6.00%, 09/01/16	15	15

6.00%, 11/01/16	19	20
6.00%, 11/01/16	51	53
5.50%, 12/01/16	93	96
5.50%, 12/01/16	13	14
5.50%, 12/01/16	52	54
5.50%, 01/01/17	36	38
5.50%, 01/01/17	17	18
5.50%, 01/01/17	9	10
6.00%, 02/01/17	3	3
6.00%, 02/01/17	12	13
5.00%, 02/25/17	262	266
5.50%, 03/01/17	58	60
6.00%, 03/01/17	24	25
6.00%, 03/01/17	12	12
6.00%, 03/01/17	45	47
6.00%, 04/01/17	52	54
6.00%, 04/01/17	11	12
6.00%, 04/01/17	4	4
6.00%, 05/01/17	7	7
6.00%, 05/01/17	11	11
5.50%, 10/01/17	58	60
6.00%, 10/01/17	53	55
5.50%, 11/01/17	35	36
5.50%, 11/01/17	2	2
5.00%, 01/21/18, TBA (g)	6,000	6,178
5.00%, 05/01/18	18	19
5.00%, 06/01/18	235	243
5.00%, 08/01/18	1,124	1,161
5.00%, 09/01/18	164	169
5.00%, 09/01/18	290	300
5.00%, 01/01/19	406	418
5.00%, 06/01/19	742	765
5.00%, 06/01/19	253	261
5.00%, 10/01/19	533	550
5.00%, 10/01/19	710	732
5.00%, 12/01/19	957	986
5.00%, 12/01/19	235	242
4.50%, 01/01/20, TBA (g)	4,000	4,088
5.00%, 01/01/20, TBA (g)	1,000	1,026
5.00%, 07/01/20	338	348
5.00%, 10/01/20	16	16
5.00%, 04/01/21	357	367
5.00%, 04/01/21	759	781
5.50%, 03/01/22	203	209
5.50%, 05/01/22	191	197
5.50%, 06/01/22	304	314
5.50%, 09/01/22	337	348
5.50%, 12/01/22	177	183
5.50%, 12/01/22	177	182
5.00%, 01/01/23	805	828

5.50%, 01/01/23	496	512
5.50%, 02/01/23	282	291
5.50%, 03/01/23	267	275
5.50%, 04/01/23	501	517
5.50%, 05/01/23	490	505
5.50%, 06/01/23	189	195
5.00%, 07/01/23	98	101
5.50%, 07/01/23	194	200
5.50%, 07/01/23	453	467
5.50%, 07/01/23	488	503
5.50%, 07/01/23	287	296
5.50%, 08/01/23	341	352
5.50%, 09/01/23	311	321
6.00%, 12/01/26	7,172	7,400
6.00%, 02/01/27	3,686	3,803
6.00%, 06/01/27	5,511	5,682
6.00%, 08/01/27	7,562	7,798
6.00%, 09/01/27	8,081	8,333
6.00%, 10/01/27	7,884	8,130
6.00%, 11/01/27	16,259	16,765
6.50%, 07/01/29	1	1
6.50%, 12/01/29	1	1
5.50%, 11/01/32	685	704
5.50%, 11/01/32	94	97
5.50%, 11/01/32	529	544
5.50%, 11/01/32	572	588
5.50%, 01/01/33	548	563
6.00%, 03/01/33	41	42
5.00%, 04/25/33	659	670
5.50%, 06/01/33	1,162	1,194
5.50%, 07/01/33	13	14
5.50%, 08/01/33	475	489
5.50%, 10/01/33	20	20
5.50%, 11/01/33	220	226
5.50%, 11/01/33	12	12
5.50%, 11/01/33	21	21
5.50%, 11/01/33	485	499
5.50%, 11/01/33	19	20
5.50%, 12/01/33	332	342
5.50%, 12/01/33	219	225
5.00%, 01/01/34, TBA (g)	28,000	28,586
5.50%, 01/01/34	74	76
5.50%, 02/01/34	279	287
5.50%, 02/01/34	342	351
5.50%, 02/01/34	589	605
5.50%, 03/01/34	285	293
5.50%, 03/01/34	376	386
5.50%, 03/01/34	1,726	1,775
5.50%, 04/01/34	4,656	4,785
5.50%, 04/01/34	261	268

5.50%, 04/01/34	13	13
5.50%, 05/01/34	1,044	1,073
5.50%, 06/01/34	1,730	1,777
5.50%, 11/01/34	1,054	1,083
6.00%, 12/01/34	7	7
4.87%, 01/01/35 (i)	2,438	2,455
5.50%, 01/01/35	5,653	5,805
5.50%, 02/01/35	368	377
5.50%, 02/01/35	1,200	1,232
5.50%, 05/01/35	431	442
5.00%, 06/01/35	9,555	9,774
6.00%, 07/01/35	324	333
5.00%, 08/01/35	581	594
5.00%, 09/01/35	3,096	3,165
5.00%, 09/01/35	92	94
5.00%, 09/01/35	93	95
5.00%, 10/01/35	315	322
5.00%, 02/01/36	23,462	23,987
5.00%, 02/13/36, TBA (g)	2,000	2,036
5.00%, 03/01/36	29,199	29,852
6.00%, 03/01/36	1,864	1,922
6.00%, 05/01/36	1,549	1,596
6.00%, 06/01/36	1,621	1,671
6.00%, 07/01/36	73	75
6.00%, 08/01/36	1,732	1,785
6.00%, 08/01/36	127	131
6.00%, 08/01/36	62	64
6.00%, 08/01/36	626	645
6.00%, 08/01/36	640	660
6.60%, 08/01/36	776	800
6.00%, 09/01/36	1,838	1,894
6.00%, 09/01/36	1,217	1,254
6.00%, 09/01/36	437	450
6.00%, 09/01/36	5,573	5,744
6.00%, 09/01/36	761	785
6.50%, 09/01/36	37	39
5.00%, 10/01/36	971	992
6.00%, 10/01/36	1,245	1,284
5.00%, 12/01/36	203	207
5.00%, 01/01/37	692	707
5.00%, 01/01/37	256	262
5.50%, 01/01/37, TBA (g)	172,700	177,018
6.50%, 01/01/37, TBA (g)	5,500	5,711
6.00%, 01/16/37, TBA (g)	454,500	467,851
5.00%, 02/01/37	921	942
5.00%, 02/01/37	23	23
5.00%, 02/01/37	304	311
6.50%, 02/01/37	179	186
6.50%, 02/01/37	194	202
5.00%, 03/01/37	736	753

6.00%, 03/01/37	388	400
5.00%, 04/01/37	101	103
6.50%, 06/01/37	100	104
5.00%, 07/01/37	367	375
6.00%, 10/01/37	118	121
6.50%, 10/01/37	40	41
6.50%, 10/01/37	48	50
6.50%, 03/01/38	106	110
6.00%, 05/01/38	962	991
5.50%, 06/01/38	3,063	3,143
6.00%, 07/01/38	3,439	3,544
5.50%, 09/01/38	9,030	9,266
5.50%, 10/14/38	53,266	54,700
5.50%, 10/14/38	32,227	33,074
5.50%, 10/14/38	6,510	6,681
5.50%, 10/14/38	7,358	7,551
5.50%, 10/14/38	7,826	8,031
5.50%, 11/13/38	4,275	4,392
5.50%, 11/13/38	24,850	25,519
3.88%, 09/01/40 (i)	11	11
6.50%, 12/25/42	89	91
3.68%, 06/01/43 (i)	755	745
REMIC, 4.67%, 05/25/35 (i)	257	264
REMIC, 0.53%, 07/25/37 (i)	2,333	2,067
REMIC, 0.82%, 03/25/44 (i)	750	717
		1,050,894
Government National Mortgage Association - 0.3%
Government National Mortgage Association
5.38%, 05/20/26 (i)	77	77
5.38%, 02/20/27 (i)	7	7
5.38%, 04/20/30 (i)	11	11
5.38%, 05/20/30 (i)	9	9
6.00%, 01/24/32, TBA (g)	400	413
4.75%, 02/20/32 (i)	102	101
5.00%, 02/20/32 (i)	61	60
6.00%, 01/15/37	456	471
6.00%, 06/15/37	563	582
6.00%, 11/15/37	1,455	1,504
		3,235
Small Business Administration Participation Certificates - 2.0%
Small Business Administration Participation Certificates
7.45%, 08/01/10	5	5
6.29%, 01/01/21	37	38
5.13%, 09/01/23	61	63
5.52%, 06/01/24	1,300	1,355
5.29%, 12/01/27	1,122	1,146
5.16%, 02/01/28	12,226	12,413
5.49%, 03/01/28	11,812	12,116
		27,136

Total Government and Agency Obligations (cost $1,366,767)		1,377,940

SHORT TERM INVESTMENTS - 4.1%
Certificates of Deposit - 0.3%
The Governor & Co. of the Bank of Ireland,
4.86%, 01/15/10 (i)	4,700	4,668

Federal Home Loan Bank - 1.0%
Federal Home Loan Bank
0.02%, 01/06/09	4,600	4,600
0.15%, 01/23/09	8,100	8,099
		12,699
Federal Home Loan Mortgage Corp. - 0.3%
Federal Home Loan Mortgage Corp., 0.12%, 01/21/09	3,800	3,800

Federal National Mortgage Association - 0.2%
Federal National Mortgage Association
0.05%, 01/27/09	1,000	999
0.06%, 02/13/09	1,800	1,800
		2,799
Mutual Funds - 0.9%
JNL Money Market Fund, 1.07% (a) (h)	11,920	11,920

U.S. Treasury Securities - 1.4%
U.S. Treasury Bill
0.01%, 01/02/09	2,460	2,460
0.17%, 02/12/09	330	329
0.07%, 02/19/09	910	910
0.10%, 02/26/09	1,250	1,250
0.07%, 03/05/09	2,410	2,410
0.01%, 03/12/09	570	570
0.01%, 03/19/09	2,990	2,990
0.00%, 03/26/09	2,420	2,420
0.07%, 04/09/09	1,190	1,190
0.12%, 04/29/09	4,590	4,589
0.23%, 06/04/09	470	470
		19,588

Total Short Term Investments (cost $55,503)		55,474

Total Investments - 161.5% (cost $2,253,660)		2,158,360
Total Forward Sales Commitments - (0.0%)
(proceeds $667)		-642
Other Assets and Liabilities, Net - (61.5%) (m) (o)		-822,087
Total Net Assets - 100%		$ 1,335,631

Forward Sales Commitments - 0.0%
GOVERNMENT SECURITIES - 0.0%
Treasury Inflation Index Securities - 0.0%
U.S. Treasury Inflation Indexed Note, 2.63%, 07/15/17 (r)	628	$ 642

Total Forward Sales Commitments - 0.0%
(proceeds $667)		$ 642

JNL/PPM America Core Equity Fund

COMMON STOCKS - 99.8%
CONSUMER DISCRETIONARY - 11.3%
Abercrombie & Fitch Co. - Class A (e)	29	$ 667
CBS Corp. - Class B	8	63
Comcast Corp. - Class A	89	1,496
Fortune Brands Inc.	24	999
Home Depot Inc.	45	1,045
Macy’s Inc.	143	1,482
Newell Rubbermaid Inc.	95	932
Royal Caribbean Cruises Ltd. (e)	45	615
Sherwin-Williams Co. (e)	9	514
Time Warner Inc.	46	460
VF Corp.	15	822
Viacom Inc. - Class B (c)	91	1,734
Walt Disney Co.	23	526
		11,355
CONSUMER STAPLES - 11.0%
Altria Group Inc.	90	1,351
Archer-Daniels-Midland Co.	52	1,496
Coca-Cola Co.	25	1,123
Colgate-Palmolive Co.	7	446
Kimberly-Clark Corp.	5	258
Kraft Foods Inc. - Class A	19	499
PepsiCo Inc.	19	1,046
Philip Morris International Inc.	25	1,101
Procter & Gamble Co.	34	2,077
Walgreen Co.	12	303
Wal-Mart Stores Inc.	24	1,340
		11,040
ENERGY - 12.2%
Anadarko Petroleum Corp. (e)	6	239
Apache Corp.	20	1,461
Chevron Corp.	31	2,323
ConocoPhillips	29	1,487
Exxon Mobil Corp.	51	4,047
Newfield Exploration Co. (c)	49	960
Occidental Petroleum Corp.	26	1,554
Valero Energy Corp. (e)	7	149
		12,220
FINANCIALS - 16.4%
Allstate Corp.	45	1,481
American Express Co.	7	130
Bank of America Corp.	99	1,391
Citigroup Inc.	192	1,288
Goldman Sachs Group Inc.	19	1,637
Hartford Financial Services Group Inc.	93	1,532
JPMorgan Chase & Co.	71	2,229
Lincoln National Corp.	84	1,579
Morgan Stanley	94	1,511
Travelers Cos. Inc.	33	1,510

U.S. Bancorp	14	348

Wells Fargo & Co.	62	1,837
		16,473
HEALTH CARE - 12.8%
Abbott Laboratories	15	801
Amgen Inc. (c)	14	780
Baxter International Inc.	8	413
Bristol-Myers Squibb Co.	25	572
Cardinal Health Inc.	5	155
Cigna Corp.	80	1,355
Covidien Ltd.	6	228
Eli Lilly & Co.	12	499
Johnson & Johnson	35	2,088
Medtronic Inc.	14	437
Merck & Co. Inc.	53	1,602
Pfizer Inc.	128	2,265
Schering-Plough Corp.	21	353
UnitedHealth Group Inc.	16	415
WellPoint Inc. (c)	7	274
Wyeth	17	638
		12,875
INDUSTRIALS - 12.3%
3M Co.	9	495
Boeing Co.	9	397
Burlington Northern Santa Fe Corp.	4	280
Caterpillar Inc. (e)	34	1,496
Emerson Electric Co.	10	355
FedEx Corp.	4	250
General Electric Co.	134	2,169
Goodrich Corp.	42	1,559
Honeywell International Inc.	9	309
Masco Corp.	118	1,314
Spirit Aerosystems Holdings Inc. (c)	54	547
Terex Corp. (c) (e)	51	878
Textron Inc.	66	920
United Parcel Service Inc. - Class B	13	701
United Technologies Corp.	12	643
		12,313
INFORMATION TECHNOLOGY - 13.8%
Applied Materials Inc. (e)	17	171
Automatic Data Processing Inc.	7	256
Avnet Inc. (c) (e)	38	690
Cisco Systems Inc. (c)	75	1,218
Computer Sciences Corp. (c)	35	1,230
Corning Inc.	19	181
Dell Inc. (c)	22	221
Hewlett-Packard Co.	44	1,597
Ingram Micro Inc. - Class A (c)	42	560
Intel Corp.	105	1,542

International Business Machines Corp.	26	2,146
Microsoft Corp.	98	1,903
Oracle Corp. (c)	50	883
QUALCOMM Inc.	20	717
Texas Instruments Inc.	16	248
Tyco Electronics Ltd.	6	101
Western Union Co.	9	135
		13,799
MATERIALS - 5.3%
Alcoa Inc. (e)	11	117
Allegheny Technologies Inc. (e)	44	1,128
Dow Chemical Co.	58	878
EI Du Pont de Nemours & Co.	33	832
Nucor Corp.	33	1,525
PPG Industries Inc.	19	810
		5,290
TELECOMMUNICATION SERVICES - 4.4%
AT&T Inc.	93	2,648
Verizon Communications Inc.	51	1,729
		4,377
UTILITIES - 0.3%
Dominion Resources Inc. (e)	8	272

Total Common Stocks (cost $138,973)		100,014

SHORT TERM INVESTMENTS - 5.7%
Mutual Funds - 0.8%
JNL Money Market Fund, 1.07% (a) (h)	818	818

Securities Lending Collateral - 4.9%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	5,021	4,863
Mellon GSL Reinvestment Trust II (d) (f) (u)	141	-
		4,863

Total Short Term Investments (cost $5,980)		5,681

Total Investments - 105.5% (cost $144,953)		105,695
Other Assets and Liabilities, Net - (5.5%)		-5,464
Total Net Assets - 100%		$ 100,231

JNL/PPM America High Yield Bond Fund

COMMON STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Home Interior Gift Inc. (f) (s) (u)	429	$ 4
Mattress Discounters Corp. (c) (f) (s) (u)	1	-
		4
ENERGY - 0.1%
Chesapeake Energy Corp. (e)	14	232

FINANCIALS - 0.0%
Contifinancial Corp. Liquidating Trust (f) (u)	117	1

INDUSTRIALS - 0.0%
Terex Corp. (c) (e)	1	9

INFORMATION TECHNOLOGY - 0.0%
Axiohm Transaction Solutions Inc. (c) (f) (s) (u)	1	-

MATERIALS - 0.0%
Applied Extrusion Technologies Inc. - Class B (c) (e) (f) (u)	3	6

TELECOMMUNICATION SERVICES - 0.0%
Manitoba Telecom Services Inc. (s) (u)	1	15

Total Common Stocks (cost $908)		267

PREFERRED STOCKS - 0.5%
CONSUMER DISCRETIONARY - 0.0%
ION Media Networks Inc., 12.00%, 8/31/13 (f)	-	-

FINANCIALS - 0.5%
Federal Home Loan Mortgage Corp., 8.38%, Series Z
(callable at 25 beginning 12/31/12) (e) (p)	50	20
Federal National Mortgage Association
8.25% (callable at 25 beginning 12/31/10) (p)	19	16
8.25% Series T (callable at 25 on 05/20/13) (p)	40	30
HSBC Holdings Plc, 8.13%
(callable at 25 on 04/15/13) (e) (p)	23	559
Wells Fargo Capital XII, 7.88%, 03/15/68 (e)	18	450

Total Preferred Stocks (cost $3,827)		1,075

INVESTMENT FUNDS - 1.8%
Eaton Vance Senior Floating-Rate Trust (e)	150	1,170
Pimco Floating Rate Strategy Fund	200	1,230
Van Kampen Senior Income Trust	400	1,024

Total Investment Funds (cost $3,812)		3,424

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED
SECURITIES - 2.3%
Airplanes Pass-Through Trust, 10.88%, 03/15/12 (d) (f)	$ 123	-
Bear Stearns Commercial Mortgage Securities
REMIC, 5.93%, 09/11/38 (i)	1,000	312
REMIC, 5.58%, 09/11/41 (i)	1,085	536
Citigroup/Deutsche Bank Commercial Mortgage Trust
REMIC, 5.69%, 10/15/48	1,000	296
Credit Suisse Mortgage Capital Certificates
REMIC, 5.74%, 02/15/39 (i)	550	173

REMIC, 5.74%, 02/15/39 (i)	1,085	560
REMIC, 5.72%, 06/15/39 (i)	1,000	438
REMIC, 5.34%, 12/15/39	112	52
REMIC, 6.33%, 09/15/40 (i)	2,000	500
CW Capital Cobalt Ltd. REMIC, 6.02%, 07/15/17 (i)	1,000	262
JPMorgan Chase & Co.
REMIC, 5.90%, 09/11/38 (i)	500	407
REMIC, 5.92%, 06/11/50 (i)	359	179
Morgan Stanley Capital I REMIC, 5.81%, 12/12/49	1,000	749

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $6,416)		4,464

CORPORATE BONDS AND NOTES - 80.3%
CONSUMER DISCRETIONARY - 18.8%
Beazer Homes USA Inc.
6.50%, 11/15/13	538	183
6.88%, 07/15/15	3,000	1,020
Caesars Entertainment Inc., 8.13%, 05/15/11	1,000	490
CCH I LLC, 11.00%, 10/01/15 (e)	5,000	875
Centex Corp., 5.13%, 10/01/13	2,675	1,766
Clear Channel Communications Inc., 6.25%, 03/15/11 (e)	1,000	300
CSC Holdings Inc.
8.13%, 07/15/09	110	109
8.13%, 08/15/09	145	144
7.63%, 04/01/11	3,330	3,139
7.63%, 07/15/18 (e)	175	136
Dex Media Finance Co., 8.50%, 08/15/10 (e)	1,100	666
Dex Media Inc., 9.00%, 11/15/13 (k)	1,800	333
DirecTV Holdings LLC, 6.38%, 06/15/15	2,140	1,974
Fontainebleau Las Vegas Holdings LLC,
10.25%, 06/15/15 (t) (v)	2,000	195
Ford Motor Co., 4.25%, 12/15/36 (u)	320	82
General Motors Corp.
7.20%, 01/15/11 (e)	820	172
7.13%, 07/15/13 (e)	895	166
7.40%, 09/01/25	253	42
6.75%, 05/01/28 (e)	1,742	287
8.38%, 07/15/33	1,282	224
7.38%, 05/23/48	505	72
Harrah’s Operating Co. Inc.
5.38%, 12/15/13	6,500	1,446
10.75%, 02/01/16 (t) (v)	1,000	285
Hertz Corp., 10.50%, 01/01/16 (e)	1,500	684
Kabel Deutschland GmbH, 10.63%, 07/01/14	1,700	1,513
KB Home, 5.75%, 02/01/14	1,650	1,040
Lear Corp., 5.75%, 08/01/14	2,900	1,073
Mediacom LLC / Mediacom Capital Corp.,
9.50%, 01/15/13	1,000	755
Meritage Homes Corp., 6.25%, 03/15/15	4,000	2,120

MGM Mirage Inc.
6.75%, 04/01/13 (e)	1,600	1,072
7.63%, 01/15/17 (e)	925	597
Neiman-Marcus Group Inc., 10.38%, 10/15/15 (e)	2,205	948
Newsday Secured Term Loan, 0.00%, 12/31/49 (s) (u)	808	659
Pulte Homes Inc.
6.38%, 05/15/13	1,151	610
5.25%, 01/15/14	349	250
Royal Caribbean Cruises Ltd., 7.25%, 06/15/16	2,500	1,362
Sally Holdings LLC, 10.50%, 11/15/16	1,500	1,020
Shingle Springs Tribal Gaming Authority,
9.38%, 06/15/15 (t) (v)	2,000	1,000
Standard Pacific Corp., 7.00%, 08/15/15 (e)	4,000	2,080
Station Casinos Inc.
6.00%, 04/01/12	90	18
6.50%, 02/01/14	1,000	58
6.88%, 03/01/16	2,175	125
7.75%, 08/15/16	690	131
6.63%, 03/15/18	50	3
Sun Media Corp., 7.63%, 02/15/13	967	778
Ticketmaster Entertainment Inc., 10.75%, 08/01/16 (t) (v)	1,125	608
TRW Automotive Inc., 7.00%, 03/15/14 (e) (t) (v)	1,500	795
Valassis Communications Inc., 8.25%, 03/01/15 (e)	1,500	390
Videotron Ltee
6.38%, 12/15/15	1,000	785
9.13%, 04/15/18 (t) (v)	175	163
Visteon Corp., 7.00%, 03/10/14	2,000	300
Wynn Las Vegas LLC, 6.63%, 12/01/14	1,000	755
XM Satellite Radio Holdings Inc.,
13.00%, 08/01/13 (t) (v)	1,000	230
		36,028
CONSUMER STAPLES - 3.7%
Ahold Lease USA Inc., 7.82%, 01/02/20	1,713	1,469
ARAMARK Corp.
6.69%, 02/01/15 (i)	220	166
8.50%, 02/01/15 (e)	4,900	4,434
Dole Food Co. Inc., 8.88%, 03/15/11	1,500	938
		7,007
ENERGY - 11.7%
Chesapeake Energy Corp.
6.63%, 01/15/16	50	40
6.50%, 08/15/17	575	440
6.25%, 01/15/18 (e)	1,435	1,062
Complete Production Services Inc., 8.00%, 15/15/16	3,275	2,063
El Paso Corp.
7.88%, 06/15/12 (e)	1,000	898
7.80%, 08/01/31	3,460	2,254
7.75%, 01/15/32	430	279
Enterprise Products Operating LLC
8.38%, 08/01/16 (e) (i)	860	473

7.03%, 01/15/68 (i)	1,000	470
Knight Inc., 6.50%, 09/01/12	2,038	1,722
Linn Energy LLC, 9.88%, 07/01/18 (t) (v)	1,000	585
MarkWest Energy Partners LP / MarkWest Energy
Finance Corp., 8.75%, 04/15/18	517	321
Peabody Energy Corp., 6.88%, 03/15/13 (e)	1,000	948
PetroHawk Energy Corp.
9.13%, 07/15/13	1,040	842
7.88%, 06/01/15 (t) (v)	1,000	740
Plains Exploration & Production Co., 7.63%, 06/01/18	451	309
Pride International Inc., 7.38%, 07/15/14	2,000	1,860
Quicksilver Resources Inc., 7.13%, 04/01/16	728	389
Range Resources Corp., 7.25%, 05/01/18	294	245
Stone Energy Corp., 8.25%, 12/15/11	1,250	775
Targa Resources Inc., 8.25%, 07/01/16 (t) (v)	1,000	620
Tesoro Corp., 6.50%, 06/01/17	2,000	1,098
Texas Competitive Electric Holdings Co. LLC,
Term Loan B, 9.24%, 06/30/11 (s) (u)	4,000	2,800
Whiting Petroleum Corp.
7.25%, 05/01/12	825	615
7.00%, 02/01/14	625	441
		22,289
FINANCIALS - 10.7%
Bank of America Corp., 8.00% (callable at 100 beginning
01/30/18) (p)	1,500	1,079
Citigroup Capital XXI, 8.30%, 12/21/57 (i)	621	479
Citigroup Inc., 8.40%, (callable at 100 beginning
04/30/18) (e) (p)	574	379
Ford Motor Credit Co. LLC
7.88%, 06/15/10 (e)	800	640
7.25%, 06/15/11 (e) (i)	1,070	706
9.88%, 08/10/11 (e)	1,045	771
7.25%, 10/25/11	3,000	2,192
7.50%, 01/13/12 (i)	358	232
GMAC LLC
6.88%, 08/28/12 (e)	6,415	4,864
6.75%, 12/01/14	1,000	684
Hawker Beechcraft Acquisition Co. LLC
8.50%, 04/01/15	2,000	820
9.75%, 04/01/17	2,000	540
Host Hotels & Resorts LP
7.13%, 11/01/13 (e)	2,075	1,670
6.38%, 03/15/15	75	56
JPMorgan Chase & Co., 7.90% (callable at 100 beginning
04/30/18) (p)	983	818
Liberty Mutual Group Inc., 7.80%, 03/15/37 (i) (t) (v)	1,300	583
Nielsen Finance LLC, 10.00%, 08/01/14	2,500	2,000
Smurfit Kappa Funding Plc, 7.75%, 04/01/15	575	313
UnumProvident Corp., 6.85%, 11/15/15 (t) (v)	1,000	818
Washington Mutual Bank, 6.88%, 06/15/11 (d)	1,500	-

Wells Fargo & Co., 7.98% (callable at 100 beginning
03/15/18) (e) (p)	1,000	852
		20,496
HEALTH CARE - 8.5%
Community Health Systems Inc., 8.88%, 07/15/15 (e)	4,733	4,354
HCA Inc.
6.25%, 02/15/13	3,700	2,312
5.75%, 03/15/14	5,095	3,082
HealthSouth Corp., 10.75%, 06/15/16 (e)	4,000	3,670
IASIS Healthcare LLC / IASIS Capital Corp.,
8.75%, 06/15/14	2,300	1,782
Tenet Healthcare Corp., 7.38%, 02/01/13	1,500	1,069
		16,269
INDUSTRIALS - 4.1%
Allied Waste Industries Inc.
6.13%, 02/15/14 (e)	2,000	1,810
6.88%, 06/01/17	1,000	930
BE Aerospace Inc., 8.50%, 07/01/18	435	392
Bombardier Inc.
6.75%, 05/01/12 (t) (v)	1,000	888
6.30%, 05/01/14 (t) (v)	1,000	822
Deluxe Corp., 7.38%, 06/01/15	2,235	1,341
GrafTech Finance Inc., 10.25%, 02/15/12	24	22
Holt Group Inc., 9.75%, 01/15/06 (d) (f)	125	-
Radnor Holdings Corp., 11.00%, 03/15/10 (d) (u)	100	-
Safety-Kleen Services Inc., 9.25%, 06/01/08 (d) (f) (u)	125	-
Stone Container Finance, 7.38%, 07/15/14	1,375	254
United Air Lines Inc., 6.20%, 12/31/49 (f)	157	146
United Rentals Inc., 6.50%, 02/15/12 (e)	1,450	1,146
		7,751
INFORMATION TECHNOLOGY - 2.6%
First Data Corp., 9.88%, 09/24/15 (e)	700	424
Freescale Semiconductor Inc.
8.88%, 12/15/14	980	431
10.13%, 12/15/16 (e)	2,800	1,148
Sanmina-SCI Corp., 8.13%, 03/01/16	683	266
Sungard Data Systems Inc.
9.13%, 08/15/13	400	346
10.63%, 05/15/15 (t) (v)	155	133
10.25%, 08/15/15 (e)	2,515	1,660
Telesat Canada, 12.50%, 11/01/17 (s) (u)	500	300
Unisys Corp., 8.00%, 10/15/12	1,000	280
		4,988
MATERIALS - 3.9%
Equistar Chemicals LP, 7.55%, 02/15/26	2,000	250
Freeport-McMoRan Copper & Gold Inc.,
8.38%, 04/01/17	3,020	2,476
Georgia-Pacific Corp., Term Loan B, 4.18%,
06/30/11 (s) (u)	2,384	1,975
Georgia-Pacific LLC, 8.13%, 05/15/11	650	611

Huntsman International LLC, 7.88%, 11/15/14	500	268
Ineos Group Holdings Plc, 8.50%, 02/15/16 (t) (v)	3,500	315
NewPage Corp.
9.44%, 05/01/12 (i)	1,295	495
10.00%, 05/01/12	485	213
12.00%, 05/01/13 (e)	1,730	493
Smurfit-Stone Container Enterprises Inc.,
8.00%, 03/15/17 (e)	1,825	347
		7,443
TELECOMMUNICATION SERVICES - 8.7%
Cincinnati Bell Inc., 8.38%, 01/15/14 (e)	3,385	2,606
Frontier Communications Corp.
6.25%, 01/15/13	750	638
7.13%, 03/15/19 (e)	620	415
7.88%, 01/15/27	590	342
9.00%, 08/15/31 (e)	281	177
Intelsat Ltd., 6.50%, 11/01/13	4,700	2,632
Nextel Communications Inc.
6.88%, 10/31/13	371	158
5.95%, 03/15/14	1,629	684
Nordic Telephone Co. Holdings ApS,
8.88%, 05/01/16 (e) (t) (v)	945	662
Qwest Communications International Inc.
7.50%, 02/15/14	2,325	1,662
7.50%, 02/15/14 (k)	145	104
Sprint Capital Corp., 6.88%, 11/15/28 (e)	2,665	1,586
Sprint Nextel Corp., 6.00%, 12/01/16	2,654	1,871
Telesat Canada/Telesat LLC, 11.00%, 11/01/15 (t) (v)	1,000	715
Windstream Corp.
8.13%, 08/01/13	700	644
8.63%, 08/01/16	1,925	1,704
		16,600
UTILITIES - 7.6%
AES China Generating Co. Ltd., 8.25%, 06/26/10	155	101
AES Corp., 8.00%, 10/15/17	3,000	2,460
CMS Energy Corp., 6.55%, 07/17/17	2,500	2,013
Dynegy Holdings Inc.
7.75%, 06/01/19 (e)	3,500	2,415
7.63%, 10/15/26	125	60
Edison Mission Energy
7.50%, 06/15/13	170	156
7.75%, 06/15/16	940	837
7.00%, 05/15/17 (e)	1,900	1,653
Energy Future Holdings Corp., 10.88%, 11/01/17 (t) (v)	2,500	1,775
Ipalco Enterprises Inc., 7.25%, 04/01/16 (t) (v)	800	656
Midwest Generation LLC, 8.56%, 01/02/16	693	662
Mirant North America LLC, 7.38%, 12/31/13	1,780	1,709
Southern Natural Gas Co., 8.00%, 03/01/32	62	51
		14,548

Total Corporate Bonds and Notes (cost $237,493)		153,419

SHORT TERM INVESTMENTS - 33.6%
Mutual Funds - 15.2%
JNL Money Market Fund, 1.07% (a) (h)	28,972	28,972
Securities Lending Collateral - 18.4%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	36,411	35,263
Mellon GSL Reinvestment Trust II (d) (f) (u)	746	-
		35,263

Total Short Term Investments (cost $66,129)		64,235

Total Investments - 118.6% (cost $318,585)		226,884
Other Assets and Liabilities, Net - (18.6%)		-35,594
Total Net Assets - 100%		$ 191,290

JNL/PPM America Mid Cap Value Fund

COMMON STOCKS - 99.8%
CONSUMER DISCRETIONARY - 17.8%
Abercrombie & Fitch Co. - Class A	5	$ 104
BorgWarner Inc.	4	96
Fortune Brands Inc.	3	116
Liz Claiborne Inc.	23	61
Macy’s Inc.	13	131
Newell Rubbermaid Inc.	10	100
Royal Caribbean Cruises Ltd.	8	104
Sherwin-Williams Co.	2	90
VF Corp.	2	99
		901
CONSUMER STAPLES - 3.9%
Corn Products International Inc.	4	121
NBTY Inc. (c)	5	75
		196
ENERGY - 7.6%
Apache Corp.	1	52
Comstock Resources Inc. (c)	2	99
Hercules Offshore Inc. (c)	21	101
Newfield Exploration Co. (c)	7	132
		384
FINANCIALS - 11.1%
American Financial Group Inc.	5	124
Astoria Financial Corp.	7	120
Hartford Financial Services Group Inc.	4	59
Lincoln National Corp.	7	134
Reinsurance Group of America Inc. (c)	3	128
		565
HEALTH CARE - 5.4%
Cigna Corp.	7	125
Owens & Minor Inc.	1	41

Res-Care Inc. (c)	7	110
		276
INDUSTRIALS - 28.9%
Belden Inc.	4	86
Con-Way Inc.	5	133
Esterline Technologies Corp. (c)	3	95
GATX Corp.	3	93
Goodrich Corp.	3	126
Kennametal Inc.	6	126
Lincoln Electric Holdings Inc.	2	122
Masco Corp.	11	124
SkyWest Inc.	3	58
Spirit Aerosystems Holdings Inc. (c)	12	117
Steelcase Inc.	20	110
Terex Corp. (c)	5	87
Textron Inc.	6	86
Watson Wyatt Worldwide Inc.	2	100
		1,463
INFORMATION TECHNOLOGY - 8.7%
Avnet Inc. (c)	7	129
Computer Sciences Corp. (c)	4	130
Ingram Micro Inc. - Class A (c)	9	126
Omnivision Technologies Inc. (c)	10	54
		439
MATERIALS - 12.5%
Allegheny Technologies Inc.	5	130
Nucor Corp.	1	54
Olin Corp.	7	128
PPG Industries Inc.	3	106
Reliance Steel & Aluminum Co.	6	114
Steel Dynamics Inc.	9	100
		632
UTILITIES - 3.9%
Pinnacle West Capital Corp.	3	100
Westar Energy Inc.	5	99
		199

Total Common Stocks (cost $6,510)		5,055

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED
SECURITIES - 0.0%
Mellon GSL Reinvestment Trust II (d) (f) (u)	17	-

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $17)		-

SHORT TERM INVESTMENTS - 0.5%
Mutual Funds - 0.5%
JNL Money Market Fund, 1.07% (a) (h)	27	27

Total Short Term Investments (cost $27)		27

Total Investments - 100.3% (cost $6,554)		5,082
Other Assets and Liabilities, Net - (0.3%)		-13
Total Net Assets - 100%		$ 5,069

JNL/PPM America Small Cap Value Fund

COMMON STOCKS - 99.4%
CONSUMER DISCRETIONARY - 21.6%
Bob Evans Farms Inc.	9	$ 182
BorgWarner Inc.	8	163
Columbia Sportswear Co.	5	159
Jakks Pacific Inc. (c)	10	206
K-Swiss Inc. - Class A	13	149
Liz Claiborne Inc.	34	88
Macy’s Inc.	14	140
RC2 Corp. (c)	22	235
Royal Caribbean Cruises Ltd.	6	84
Skechers U.S.A. Inc. - Class A (c)	16	209
Superior Industries International Inc.	20	207
		1,822
CONSUMER STAPLES - 5.9%
Corn Products International Inc.	7	199
Del Monte Foods Co.	12	83
NBTY Inc. (c)	14	214
		496
ENERGY - 7.5%
Comstock Resources Inc. (c)	4	208
Hercules Offshore Inc. (c)	45	211
Newfield Exploration Co. (c)	11	211
		630
FINANCIALS - 13.2%
American Financial Group Inc.	9	206
Associated Bancorp	4	84
Astoria Financial Corp.	13	206
Delphi Financial Group Inc.	12	218
Reinsurance Group of America Inc. (c)	5	201
SeaBright Insurance Holdings Inc. (c)	17	201
		1,116
HEALTH CARE - 4.0%
Owens & Minor Inc.	3	124
Res-Care Inc. (c)	14	215
		339
INDUSTRIALS - 25.9%
Belden Inc.	10	207
Con-Way Inc.	8	207
Esterline Technologies Corp. (c)	5	201
GATX Corp.	6	189
GenCorp Inc. (c)	32	119

Kennametal Inc.	10	213
Lincoln Electric Holdings Inc.	4	204
Masco Corp.	15	168
SkyWest Inc.	12	214
Steelcase Inc.	30	167
Terex Corp. (c)	6	104
Watson Wyatt Worldwide Inc.	4	191
		2,184
INFORMATION TECHNOLOGY - 9.5%
Avnet Inc. (c)	12	222
Benchmark Electronics Inc. (c)	12	155
Ingram Micro Inc. - Class A (c)	15	204
Omnivision Technologies Inc. (c)	43	224
		805
MATERIALS - 7.4%
Olin Corp.	12	221
Reliance Steel & Aluminum Co.	10	205
Steel Dynamics Inc.	18	199
		625
UTILITIES - 4.4%
Pinnacle West Capital Corp.	5	170
Westar Energy Inc.	10	207
		377

Total Common Stocks (cost $10,672)		8,394

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED
SECURITIES - 0.0%
Mellon GSL Reinvestment Trust II (d) (f) (u)	3	-

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $2)		-

SHORT TERM INVESTMENTS - 0.7%
Mutual Funds - 0.7%
JNL Money Market Fund, 1.07% (a) (h)	57	57

Total Short Term Investments (cost $57)		57

Total Investments - 100.1% (cost $10,731)		8,451
Other Assets and Liabilities, Net - (0.1%)		-8
Total Net Assets - 100%		$ 8,443

JNL/PPM America Value Equity Fund

COMMON STOCKS - 100.1%
CONSUMER DISCRETIONARY - 17.2%
Abercrombie & Fitch Co. - Class A (e)	41	$ 946
Comcast Corp. - Class A	127	2,139
Fortune Brands Inc. (e)	36	1,494

Home Depot Inc.	68	1,565
Macy’s Inc.	207	2,142
Newell Rubbermaid Inc.	148	1,447
Royal Caribbean Cruises Ltd. (e)	69	949
Sherwin-Williams Co.	14	830
VF Corp.	21	1,172
Viacom Inc. - Class B (c)	127	2,413
		15,097
CONSUMER STAPLES - 4.8%
Altria Group Inc.	129	1,946
Archer-Daniels-Midland Co.	79	2,283
		4,229
ENERGY - 11.7%
Apache Corp.	29	2,146
Chevron Corp.	28	2,042
ConocoPhillips	40	2,088
Newfield Exploration Co. (c)	90	1,785
Occidental Petroleum Corp.	38	2,250
		10,311
FINANCIALS - 25.0%
Allstate Corp.	64	2,093
Bank of America Corp.	147	2,067
Citigroup Inc.	305	2,045
Goldman Sachs Group Inc.	29	2,430
Hartford Financial Services Group Inc.	137	2,245
JPMorgan Chase & Co.	70	2,201
Lincoln National Corp.	122	2,289
Morgan Stanley	139	2,222
Travelers Cos. Inc.	49	2,206
Wells Fargo & Co.	73	2,146
		21,944
HEALTH CARE - 7.2%
Cigna Corp.	117	1,975
Merck & Co. Inc.	74	2,244
Pfizer Inc.	120	2,132
		6,351
INDUSTRIALS - 11.5%
Caterpillar Inc. (e)	51	2,278
Goodrich Corp.	61	2,247
Masco Corp. (e)	169	1,883
Spirit Aerosystems Holdings Inc. (c)	101	1,023
Terex Corp. (c)	77	1,337
Textron Inc.	98	1,361
		10,129
INFORMATION TECHNOLOGY - 10.0%
Avnet Inc. (c) (e)	51	931
Computer Sciences Corp. (c)	47	1,645
Hewlett-Packard Co.	52	1,898
Ingram Micro Inc. - Class A (c)	63	846
Intel Corp.	90	1,315

International Business Machines Corp.	25	2,104
		8,739
MATERIALS - 8.3%
Allegheny Technologies Inc. (e)	57	1,455
Dow Chemical Co.	80	1,203
EI Du Pont de Nemours & Co.	47	1,182
Nucor Corp.	47	2,171
PPG Industries Inc.	30	1,256
		7,267
TELECOMMUNICATION SERVICES - 4.4%
AT&T Inc.	74	2,106
Verizon Communications Inc. (e)	53	1,797
		3,903

Total Common Stocks (cost $120,978)		87,970

SHORT TERM INVESTMENTS - 6.9%
Mutual Funds - 0.7%
JNL Money Market Fund, 1.07% (a) (h)	531	531

Securities Lending Collateral - 6.2%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	5,635	5,457
Mellon GSL Reinvestment Trust II (d) (f) (u)	323	-
		5,457

Total Short Term Investments (cost $6,489)		5,988

Total Investments - 107.0% (cost $127,467)		93,958
Other Assets and Liabilities, Net - (7.0%)		-6,112
Total Net Assets - 100%		$ 87,846

JNL/Red Rocks Listed Private Equity Fund

COMMON STOCKS - 92.2%
DIVERSIFIED - 12.0%
Diversified Operations - 4.5%
Wendel Investissement	14	$ 685

Holding Companies - Diversified - 7.5%
HAL Trust NV	8	568
Leucadia National Corp.	30	590
		1,158
FINANCIALS - 80.2%
Closed - End Funds - 21.0%
3i Infrastructure PLC	340	404
AP Alternative Assets LP	91	109
Candover Investments Plc	41	491
Conversus Capital LP	70	728
Continental Venture Capital Ltd.	398	171
Electra Private Equity Plc	25	204

Graphite Enterprise Trust Plc	136	371
HgCapital Trust Plc	41	400
Partners Group Global Opportunities Ltd.	75	241
SVG Capital Plc	73	96
		3,215
Diversified Financial Services - 9.8%
Brait SA	187	245
GP Investments Ltd.	119	275
KTB Securities Co. Ltd.	79	206
Onex Corp.	53	779
		1,505
Investment Companies - 33.7%
BlackRock Kelso Capital Corp.	18	179
Capital Southwest Corp.	5	525
CapMan Oyj - Class B	133	177
China Merchants China Direct Investments Ltd. (c)	300	346
DeA Capital SpA (c)	155	294
Eurazeo	10	466
European Capital Ltd.	158	196
KKR Private Equity Investors LLP	233	817
Macquarie International Infrastructure Fund Ltd.	1,546	317
MVC Capital Inc.	30	324
NGP Capital Resources Co.	25	207
Prospect Capital Corp.	20	241
Ratos AB - Class B	61	1,078
		5,167
REITS - 1.2%
CapitalSource Inc.	41	189

Venture Capital - 14.5%
3i Group Plc	147	576
Altamir Amboise	84	297
Deutsche Beteiligungs AG	20	358
Dinamia Capital Privado Scr SA	24	311
Gimv NV	13	560
IP Group Plc (c)	146	113
		2,215

Total Common Stocks (cost $13,333)		14,134

PREFERRED STOCKS - 1.6%
UTILITIES - 1.6%
Babcock & Brown Infrastructure Group	3,186	247

Total Preferred Stocks (cost $272)		247

SHORT TERM INVESTMENTS - 7.2%
Mutual Funds - 7.2%
JNL Money Market Fund, 1.07% (a) (h)	1,104	1,104

Total Short Term Investments (cost $1,104)		1,104

Total Investments - 100.9% (cost $18,441)		15,485
Other Assets and Liabilities, Net - (0.9%)		-154
Total Net Assets - 100%		$15,331

JNL/S&P Managed Conservative Fund

INVESTMENT FUNDS - 97.1%
JNL/AIM International Growth Fund (3.0%) (a)	1,144	$ 7,870
JNL/AIM Large Cap Growth Fund (3.3%) (a)	1,325	11,485
JNL/Capital Guardian Global Diversified Research Fund
(2.0%) (a)	211	3,239
JNL/Capital Guardian U.S. Growth Equity Fund (4.5%) (a)	627	8,780
JNL/Goldman Sachs Core Plus Bond Fund (11.8%) (a)	6,204	66,449
JNL/Goldman Sachs Emerging Market
Debt Fund (3.3%) (a)	100	970
JNL/Goldman Sachs Short Duration Bond Fund (22.2%) (a)	7,014	65,654
JNL/JPMorgan International Value Fund (2.2%) (a)	1,309	7,487
JNL/JPMorgan U.S. Government & Quality Bond Fund
(7.4%) (a)	4,161	50,971
JNL/PIMCO Real Return Fund (5.7%) (a)	3,737	37,746
JNL/PIMCO Total Return Bond Fund (6.8%) (a)	8,176	90,503
JNL/PPM America Core Equity Fund (9.0%) (a)	725	9,031
JNL/PPM America Value Equity Fund (2.6%) (a)	297	2,249
JNL/Select Value Fund (2.7%) (a)	1,067	13,448
JNL/T. Rowe Price Established Growth Fund (1.8%) (a)	832	10,569
JNL/T. Rowe Price Value Fund (2.2%) (a)	1,294	9,035

Total Investment Funds (cost $471,413)		395,486

SHORT TERM INVESTMENTS - 2.9%
Mutual Funds - 2.9%
JNL/Select Money Market Fund (0.9%) (a) (h)	12,005	12,005

Total Short Term Investments (cost $12,005)		12,005

Total Investments - 100.0% (cost $483,418)		407,491
Other Assets and Liabilities, Net - 0.0%		-65
Total Net Assets - 100%		$ 407,426

JNL/S&P Managed Moderate Fund

INVESTMENT FUNDS - 97.1%
JNL/AIM International Growth Fund (5.8%) (a)	2,170	$ 14,933
JNL/AIM Large Cap Growth Fund (7.1%) (a)	2,890	25,060
JNL/AIM Real Estate Fund (2.5%) (a)	616	3,568
JNL/Capital Guardian Global Diversified Research Fund
(5.2%) (a)	555	8,513
JNL/Capital Guardian U.S. Growth Equity Fund (4.1%) (a)	569	7,961

JNL/Credit Suisse Global Natural Resources Fund
(1.0%) (a)	357	2,254
JNL/Goldman Sachs Core Plus Bond Fund (11.8%) (a)	6,197	66,370
JNL/Goldman Sachs Emerging Market
Debt Fund (16.7%) (a)	500	4,840
JNL/Goldman Sachs Mid Cap Value Fund (5.9%) (a)	1,235	8,038
JNL/Goldman Sachs Short Duration Bond Fund
(23.8%) (a)	7,525	70,432
JNL/JPMorgan International Value Fund (4.4%) (a)	2,689	15,379
JNL/JPMorgan U.S. Government & Quality Bond Fund
(6.5%) (a)	3,635	44,532
JNL/Lazard Emerging Markets Fund (3.3%) (a)	1,194	7,018
JNL/Mellon Capital Management Oil & Gas Sector Fund
(1.5%) (a)	242	4,959
JNL/Oppenheimer Global Growth Fund (1.7%) (a)	427	2,991
JNL/PIMCO Real Return Fund (8.1%) (a)	5,337	53,900
JNL/PIMCO Total Return Bond Fund (7.8%) (a)	9,435	104,445
JNL/PPM America Core Equity Fund (7.2%) (a)	581	7,241
JNL/PPM America Value Equity Fund (3.9%) (a)	451	3,415
JNL/Select Value Fund (7.0%) (a)	2,732	34,420
JNL/T. Rowe Price Established Growth Fund (3.8%) (a)	1,805	22,926
JNL/T. Rowe Price Mid-Cap Growth Fund (1.8%) (a)	497	8,053
JNL/T. Rowe Price Value Fund (4.9%) (a)	2,930	20,448

Total Investment Funds (cost $697,430)		541,696

SHORT TERM INVESTMENTS - 2.9%
Mutual Funds - 2.9%
JNL/Select Money Market Fund (1.2%) (a) (h)	16,007	16,007

Total Short Term Investments (cost $16,007)		16,007

Total Investments - 100.0% (cost $713,437)		557,703
Other Assets and Liabilities, Net - 0.0%		-88
Total Net Assets - 100%		$ 557,615

JNL/S&P Managed Moderate Growth Fund

INVESTMENT FUNDS - 97.1%
JNL/AIM International Growth Fund (13.0%) (a)	4,864	$ 33,461
JNL/AIM Large Cap Growth Fund (17.7%) (a)	7,155	62,032
JNL/AIM Real Estate Fund (4.2%) (a)	1,051	6,083
JNL/Capital Guardian Global Diversified Research Fund
(5.0%) (a)	537	8,239
JNL/Capital Guardian International Small Cap Fund
(21.3%) (a)	2,101	9,540
JNL/Capital Guardian U.S. Growth Equity Fund
(5.8%) (a)	806	11,284
JNL/Credit Suisse Global Natural Resources Fund
(3.3%) (a)	1,133	7,162

JNL/Eagle SmallCap Equity Fund (6.6%) (a)	913	10,879
JNL/Franklin Templeton Small Cap Value Fund (7.5%) (a)	986	6,479
JNL/Goldman Sachs Core Plus Bond Fund (16.7%) (a)	8,815	94,410
JNL/Goldman Sachs Emerging Market Debt Fund
(26.7%) (a)	800	7,744
JNL/Goldman Sachs Mid Cap Value Fund (12.8%) (a)	2,650	17,248
JNL/Goldman Sachs Short Duration Bond Fund
(21.2%) (a)	6,693	62,645
JNL/JPMorgan International Value Fund (13.4%) (a)	8,139	46,557
JNL/JPMorgan MidCap Growth Fund (6.0%) (a)	498	5,558
JNL/JPMorgan U.S. Government & Quality Bond Fund
(10.9%) (a)	6,090	74,600
JNL/Lazard Emerging Markets Fund (9.0%) (a)	3,208	18,863
JNL/Mellon Capital Management Oil & Gas Sector Fund
(2.3%) (a)	381	7,793
JNL/Oppenheimer Global Growth Fund (7.0%) (a)	1,761	12,329
JNL/PIMCO Real Return Fund (11.3%) (a)	7,412	74,864
JNL/PIMCO Total Return Bond Fund (9.3%) (a)	11,193	123,910
JNL/PPM America Core Equity Fund (10.7%) (a)	865	10,782
JNL/PPM America High Yield Bond Fund (0.0%) (a)	-	-
JNL/PPM America Value Equity Fund (10.9%) (a)	1,263	9,561
JNL/Select Value Fund (20.1%) (a)	7,901	99,555
JNL/T. Rowe Price Established Growth Fund (12.4%) (a)	5,879	74,661
JNL/T. Rowe Price Mid-Cap Growth Fund (4.6%) (a)	1,262	20,460
JNL/T. Rowe Price Value Fund (12.7%) (a)	7,507	52,399

Total Investment Funds (cost $1,339,214)		969,098

SHORT TERM INVESTMENTS - 2.9%
Mutual Funds - 2.9%
JNL/Select Money Market Fund (2.1%) (a) (h)	29,013	29,013

Total Short Term Investments (cost $29,013)		29,013

Total Investments - 100.0% (cost $1,368,227)		998,111
Other Assets and Liabilities, Net - 0.0%		-150
Total Net Assets - 100%		$ 997,961

JNL/S&P Managed Growth Fund

INVESTMENT FUNDS - 97.0%
JNL/AIM International Growth Fund (14.5%) (a)	5,462	$ 37,581
JNL/AIM Large Cap Growth Fund (20.8%) (a)	8,406	72,879
JNL/AIM Real Estate Fund (8.9%) (a)	2,228	12,900
JNL/Capital Guardian Global Diversified Research Fund
(5.5%) (a)	584	8,957
JNL/Capital Guardian International Small Cap Fund
(27.5%) (a)	2,719	12,344
JNL/Capital Guardian U.S. Growth Equity Fund
(11.7%) (a)	1,644	23,011

JNL/Credit Suisse Global Natural Resources Fund
(3.4%) (a)	1,165	7,363
JNL/Eagle SmallCap Equity Fund (12.8%) (a)	1,765	21,041
JNL/Franklin Templeton Small Cap Value Fund
(13.0%) (a)	1,710	11,234
JNL/Goldman Sachs Core Plus Bond Fund (6.4%) (a)	3,378	36,182
JNL/Goldman Sachs Emerging Market Debt Fund
(16.7%) (a)	500	4,839
JNL/Goldman Sachs Mid Cap Value Fund (15.6%) (a)	3,228	21,016
JNL/JPMorgan International Value Fund (12.2%) (a)	7,367	42,140
JNL/JPMorgan MidCap Growth Fund (10.6%) (a)	878	9,789
JNL/JPMorgan U.S. Government & Quality Bond Fund
(3.6%) (a)	2,019	24,731
JNL/Lazard Emerging Markets Fund (8.4%) (a)	3,024	17,781
JNL/Mellon Capital Management Oil & Gas Sector Fund
(1.5%) (a)	245	5,004
JNL/Oppenheimer Global Growth Fund (12.7%) (a)	3,206	22,443
JNL/PIMCO Real Return Fund (3.3%) (a)	2,165	21,870
JNL/PIMCO Total Return Bond Fund (4.8%) (a)	5,768	63,849
JNL/PPM America Core Equity Fund (22.4%) (a)	1,803	22,470
JNL/PPM America Value Equity Fund (6.9%) (a)	798	6,044
JNL/Select Value Fund (20.2%) (a)	7,929	99,909
JNL/T. Rowe Price Established Growth Fund (13.4%) (a)	6,358	80,745
JNL/T. Rowe Price Mid-Cap Growth Fund (7.4%) (a)	2,024	32,810
JNL/T. Rowe Price Value Fund (16.0%) (a)	9,454	65,987

Total Investment Funds (cost $1,194,227)		784,919

SHORT TERM INVESTMENTS - 3.0%
Mutual Funds - 3.0%
JNL/Select Money Market Fund (1.8%) (a) (h)	24,011	24,011

Total Short Term Investments (cost $24,011)		24,011

Total Investments - 100.0% (cost $1,218,238)		808,930
Other Assets and Liabilities, Net - 0.0%		-130
Total Net Assets - 100%		$ 808,800

JNL/S&P Managed Aggressive Growth Fund

INVESTMENT FUNDS - 97.1%
JNL/AIM International Growth Fund (9.5%) (a)	3,565	$ 24,526
JNL/AIM Large Cap Growth Fund (11.3%) (a)	4,572	39,642
JNL/AIM Real Estate Fund (3.1%) (a)	787	4,556
JNL/Capital Guardian Global Diversified Research Fund
(4.0%) (a)	423	6,486
JNL/Capital Guardian International Small Cap Fund
(13.8%) (a)	1,365	6,199
JNL/Capital Guardian U.S. Growth Equity Fund (4.3%) (a)	596	8,339

JNL/Credit Suisse Global Natural Resources Fund
(2.2%) (a)	739	4,673
JNL/Eagle SmallCap Equity Fund (8.5%) (a)	1,177	14,033
JNL/Franklin Templeton Small Cap Value Fund (9.7%) (a)	1,279	8,405
JNL/Goldman Sachs Emerging Market
Debt Fund (3.3%) (a)	100	968
JNL/Goldman Sachs Mid Cap Value Fund (13.4%) (a)	2,787	18,141
JNL/JPMorgan International Value Fund (7.4%) (a)	4,487	25,664
JNL/JPMorgan MidCap Growth Fund (7.6%) (a)	629	7,017
JNL/JPMorgan U.S. Government & Quality Bond Fund
(1.7%) (a)	972	11,903
JNL/Lazard Emerging Markets Fund (4.6%) (a)	1,642	9,658
JNL/Mellon Capital Management Oil & Gas Sector Fund
(1.0%) (a)	167	3,416
JNL/Oppenheimer Global Growth Fund (11.6%) (a)	2,917	20,419
JNL/PAM Asia ex-Japan Fund (41.5%) (a)	673	3,232
JNL/PIMCO Real Return Fund (0.7%) (a)	487	4,923
JNL/PPM America Core Equity Fund (9.5%) (a)	768	9,570
JNL/PPM America Value Equity Fund (7.2%) (a)	836	6,326
JNL/Select Value Fund (12.1%) (a)	4,753	59,891
JNL/T. Rowe Price Established Growth Fund (8.4%) (a)	3,989	50,660
JNL/T. Rowe Price Mid-Cap Growth Fund (4.0%) (a)	1,084	17,575
JNL/T. Rowe Price Value Fund (8.8%) (a)	5,238	36,563

Total Investment Funds (cost $632,235)		402,785

SHORT TERM INVESTMENTS - 2.9%
Mutual Funds - 2.9%
JNL/Select Money Market Fund (0.9%) (a) (h)	12,005	12,005

Total Short Term Investments (cost $12,005)		12,005

Total Investments - 100.0% (cost $644,240)		414,790
Other Assets and Liabilities, Net - 0.0%		-72
Total Net Assets - 100%		$ 414,718

JNL/S&P Retirement Income Fund

INVESTMENT FUNDS - 95.9%
JNL/AIM International Growth Fund (0.4%) (a)	165	$ 1,133
JNL/AIM Large Cap Growth Fund (0.6%) (a)	238	2,066
JNL/AIM Real Estate Fund (0.3%) (a)	72	415
JNL/Capital Guardian Global Diversified Research Fund
(0.1%) (a)	12	187
JNL/Capital Guardian International Small Cap Fund
(0.8%) (a)	76	347
JNL/Capital Guardian U.S. Growth Equity Fund (0.4%) (a)	50	698
JNL/Goldman Sachs Core Plus Bond Fund (1.0%) (a)	513	5,494
JNL/Goldman Sachs Emerging Market Debt Fund (1.3%) (a)	40	387
JNL/Goldman Sachs Mid Cap Value Fund (0.6%) (a)	122	796

JNL/Goldman Sachs Short Duration Bond Fund (1.7%) (a)	536	5,015
JNL/JPMorgan International Value Fund (0.4%) (a)	260	1,488
JNL/JPMorgan U.S. Government & Quality Bond Fund
(1.2%) (a)	651	7,973
JNL/Lazard Emerging Markets Fund (0.3%) (a)	106	622
JNL/PIMCO Real Return Fund (0.6%) (a)	409	4,132
JNL/PIMCO Total Return Bond Fund (0.6%) (a)	757	8,378
JNL/PPM America Value Equity Fund (0.7%) (a)	79	598
JNL/Select Value Fund (0.5%) (a)	205	2,582
JNL/T. Rowe Price Established Growth Fund (0.3%) (a)	149	1,891
JNL/T. Rowe Price Mid-Cap Growth Fund (0.2%) (a)	47	762
JNL/T. Rowe Price Value Fund (0.4%) (a)	259	1,811

Total Investment Funds (cost $57,275)		46,775

SHORT TERM INVESTMENTS - 4.1%
Mutual Funds - 4.1%
JNL/Select Money Market Fund (0.1%) (a) (h)	2,001	2,001

Total Short Term Investments (cost $2,001)		2,001

Total Investments - 100.0% (cost $59,276)		48,776
Other Assets and Liabilities, Net - 0.0%		-8
Total Net Assets - 100%		$ 48,768

JNL/S&P Retirement 2015 Fund

INVESTMENT FUNDS - 96.3%
JNL/AIM International Growth Fund (0.5%) (a)	176	$ 1,208
JNL/AIM Large Cap Growth Fund (0.6%) (a)	256	2,223
JNL/Capital Guardian International Small Cap Fund
(0.8%) (a)	79	360
JNL/Capital Guardian U.S. Growth Equity Fund (0.3%) (a)	47	653
JNL/Credit Suisse Global Natural Resources Fund (0.1%) (a)	51	319
JNL/Eagle SmallCap Equity Fund (0.5%) (a)	63	746
JNL/Franklin Templeton Small Cap Value Fund (0.0%) (a)	3	20
JNL/Goldman Sachs Core Plus Bond Fund (0.3%) (a)	165	1,764
JNL/Goldman Sachs Emerging Market Debt Fund (1.0%) (a)	30	290
JNL/Goldman Sachs Mid Cap Value Fund (0.7%) (a)	139	902
JNL/JPMorgan International Value Fund (0.4%) (a)	238	1,359
JNL/JPMorgan U.S. Government & Quality Bond Fund
(0.1%) (a)	81	992
JNL/Lazard Emerging Markets Fund (0.2%) (a)	65	383
JNL/PIMCO Real Return Fund (0.5%) (a)	322	3,253
JNL/PIMCO Total Return Bond Fund (0.3%) (a)	329	3,643
JNL/PPM America Core Equity Fund (0.7%) (a)	56	704
JNL/PPM America Value Equity Fund (0.4%) (a)	48	367
JNL/Select Value Fund (0.5%) (a)	202	2,541
JNL/T. Rowe Price Established Growth Fund (0.3%) (a)	162	2,053
JNL/T. Rowe Price Mid-Cap Growth Fund (0.2%) (a)	44	718

JNL/T. Rowe Price Value Fund (0.4%) (a)	228	1,589

Total Investment Funds (cost $35,982)		26,087

SHORT TERM INVESTMENTS - 3.7%
Mutual Funds - 3.7%
JNL/Select Money Market Fund (0.1%) (a) (h)	1,000	1,000

Total Short Term Investments (cost $1,000)		1,000

Total Investments - 100.0% (cost $36,982)		27,087
Other Assets and Liabilities, Net - 0.0%		-4
Total Net Assets - 100%		$ 27,083

JNL/S&P Retirement 2020 Fund

INVESTMENT FUNDS - 95.6%
JNL/AIM International Growth Fund (0.2%) (a)	88	$ 607
JNL/AIM Large Cap Growth Fund (0.3%) (a)	115	999
JNL/Capital Guardian Global Diversified Research Fund
(0.1%) (a)	9	140
JNL/Capital Guardian International Small Cap Fund
(0.3%) (a)	34	155
JNL/Capital Guardian U.S. Growth Equity Fund (0.1%) (a)	20	280
JNL/Credit Suisse Global Natural Resources Fund
(0.0%) (a)	11	70
JNL/Eagle SmallCap Equity Fund (0.2%) (a)	33	397
JNL/Franklin Templeton Small Cap Value Fund (0.0%) (a)	5	36
JNL/Goldman Sachs Emerging Market Debt Fund (0.2%) (a)	8	73
JNL/Goldman Sachs Mid Cap Value Fund (0.3%) (a)	56	366
JNL/JPMorgan International Value Fund (0.2%) (a)	102	586
JNL/JPMorgan U.S. Government & Quality Bond Fund
(0.1%) (a)	40	496
JNL/Lazard Emerging Markets Fund (0.1%) (a)	30	176
JNL/Oppenheimer Global Growth Fund (0.2%) (a)	50	348
JNL/PIMCO Real Return Fund (0.1%) (a)	69	699
JNL/PIMCO Total Return Bond Fund (0.1%) (a)	115	1,270
JNL/PPM America Core Equity Fund (0.5%) (a)	39	490
JNL/PPM America Value Equity Fund (0.2%) (a)	26	193
JNL/Select Value Fund (0.3%) (a)	105	1,319
JNL/T. Rowe Price Established Growth Fund (0.1) (a)	72	916
JNL/T. Rowe Price Mid-Cap Growth Fund (0.1%) (a)	25	413
JNL/T. Rowe Price Value Fund (0.2%) (a)	115	801

Total Investment Funds (cost $15,756)		10,830

SHORT TERM INVESTMENTS - 4.4%
Mutual Funds - 4.4%
JNL/Select Money Market Fund (0.0%) (a) (h)	500	500

Total Short Term Investments (cost $500)		500

Total Investments - 100.0% (cost $16,256)		11,330
Other Assets and Liabilities, Net - 0.0%		-1
Total Net Assets - 100%		$ 11,329

JNL/S&P Retirement 2025 Fund

INVESTMENT FUNDS - 97.1%
JNL/AIM International Growth Fund (0.2%) (a)	60	$ 413
JNL/AIM Large Cap Growth Fund (0.2%) (a)	71	612
JNL/Capital Guardian Global Diversified Research Fund
(0.0%) (a)	5	75
JNL/Capital Guardian International Small Cap Fund
(0.2%) (a)	23	105
JNL/Capital Guardian U.S. Growth Equity Fund (0.1%) (a)	13	185
JNL/Credit Suisse Global Natural Resources Fund (0.0%) (a)	10	63
JNL/Eagle SmallCap Equity Fund (0.1%) (a)	19	223
JNL/Franklin Templeton Small Cap Value Fund (0.1%) (a)	7	46
JNL/Goldman Sachs Emerging Market Debt Fund (0.2%) (a)	5	49
JNL/Goldman Sachs Mid Cap Value Fund (0.1%) (a)	30	193
JNL/JPMorgan International Value Fund (0.1%) (a)	76	436
JNL/JPMorgan U.S. Government & Quality Bond Fund
(0.0%) (a)	16	198
JNL/Lazard Emerging Markets Fund (0.1%) (a)	27	162
JNL/Oppenheimer Global Growth Fund (0.2%) (a)	54	375
JNL/PIMCO Real Return Fund (0.1%) (a)	62	622
JNL/PIMCO Total Return Bond Fund (0.0%) (a)	27	302
JNL/PPM America Core Equity Fund (0.3%) (a)	24	298
JNL/PPM America Value Equity Fund (0.1%) (a)	17	130
JNL/Select Value Fund (0.2%) (a)	65	820
JNL/T. Rowe Price Established Growth Fund (0.1%) (a)	44	563
JNL/T. Rowe Price Mid-Cap Growth Fund (0.1%) (a)	16	265
JNL/T. Rowe Price Value Fund (0.1%) (a)	72	503

Total Investment Funds (cost $9,666)		6,638

SHORT TERM INVESTMENTS - 2.9%
Mutual Funds - 2.9%
JNL/Select Money Market Fund (0.0%) (a) (h)	200	200

Total Short Term Investments (cost $200)		200

Total Investments - 100.0% (cost $9,866)		6,838
Other Assets and Liabilities, Net - 0.0%		-1
Total Net Assets - 100%		$ 6,837

JNL/S&P Disciplined Moderate Fund

INVESTMENT FUNDS - 100.0%

JNL/Mellon Capital Management Bond Index Fund
(3.9%) (a)	1,371	$ 15,158
JNL/Mellon Capital Management International Index Fund
(1.3%) (a)	516	4,851
JNL/Mellon Capital Management JNL 5 Fund (0.1%) (a)	461	2,909
JNL/Mellon Capital Management JNL Optimized 5 Fund
(0.9%) (a)	475	2,812
JNL/Mellon Capital Management S&P 400 MidCap
Index Fund (0.5%) (a)	180	1,467
JNL/Mellon Capital Management S&P 500 Index Fund
(3.6%) (a)	2,199	16,583
JNL/Mellon Capital Management Small Cap Index Fund
(0.4%) (a)	132	1,051
JNL/Mellon Capital Management VIP Fund (1.2%) (a)	572	2,897
JNL/PIMCO Real Return Fund (1.6%) (a)	1,024	10,343

Total Investment Funds (cost $76,646)		58,071

Total Investments - 100.0% (cost $76,646)		58,071
Other Assets and Liabilities, Net - 0.0%		-9
Total Net Assets - 100%		$ 58,062

JNL/S&P Disciplined Moderate Growth Fund

INVESTMENT FUNDS - 100.0%
JNL/Mellon Capital Management 25 Fund (1.1%) (a)	523	$ 3,701
JNL/Mellon Capital Management Bond Index Fund
(1.3%) (a)	469	5,190
JNL/Mellon Capital Management International Index Fund
(2.8%) (a)	1,095	10,300
JNL/Mellon Capital Management JNL 5 Fund (0.2%) (a)	867	5,468
JNL/Mellon Capital Management JNL Optimized 5 Fund
(1.7%) (a)	896	5,304
JNL/Mellon Capital Management S&P 400 MidCap
Index Fund (0.7%) (a)	255	2,086
JNL/Mellon Capital Management S&P 500 Index Fund
(4.7%) (a)	2,891	21,799
JNL/Mellon Capital Management Select Small-Cap Fund
(1.1%) (a)	365	3,395
JNL/Mellon Capital Management Small Cap Index Fund
(0.9%) (a)	276	2,205
JNL/Mellon Capital Management VIP Fund (2.2%) (a)	1,085	5,489
JNL/PIMCO Real Return Fund (1.4%) (a)	943	9,525

Total Investment Funds (cost $105,019)		74,462

Total Investments - 100.0% (cost $105,019)		74,462
Other Assets and Liabilities, Net - 0.0%		-10
Total Net Assets - 100%		$ 74,452

JNL/S&P Disciplined Growth Fund

INVESTMENT FUNDS - 100.0%
JNL/Mellon Capital Management 25 Fund (0.4%) (a)	190	$ 1,344
JNL/Mellon Capital Management Bond Index Fund
(0.2%) (a)	71	784
JNL/Mellon Capital Management International
Index Fund (1.4%) (a)	540	5,078
JNL/Mellon Capital Management JNL 5 Fund (0.1%) (a)	436	2,749
JNL/Mellon Capital Management JNL Optimized 5 Fund
(0.8%) (a)	453	2,679
JNL/Mellon Capital Management S&P 400 MidCap
Index Fund (0.3%) (a)	93	762
JNL/Mellon Capital Management S&P 500 Index Fund
(1.5%) (a)	915	6,901
JNL/Mellon Capital Management Select Small-Cap Fund
(0.4%) (a)	132	1,232
JNL/Mellon Capital Management Small Cap Index Fund
(0.3%) (a)	101	802
JNL/Mellon Capital Management VIP Fund (1.1%) (a)	547	2,768
JNL/PIMCO Real Return Fund (0.2%) (a)	103	1,038

Total Investment Funds (cost $37,825)		26,137

Total Investments - 100.0% (cost $37,825)		26,137
Other Assets and Liabilities, Net - 0.0%		-4
Total Net Assets - 100%		$ 26,133

JNL/S&P Moderate Retirement Strategy Fund

INVESTMENT FUNDS - 99.9%
iShares Cohen & Steers Realty Majors Index Fund	1	$ 25
iShares Dow Jones Select Dividend Fund	1	20
iShares Dow Jones US Utilities Sector Index Fund	-	22
iShares iBoxx $ Investment Grade Corp. Bond Fund	2	166
iShares Lehman 1-3 Year Treasury Bond Fund	1	54
iShares Lehman Aggregate Bond Fund	2	166
iShares Lehman U.S. Treasury Inflation Protected
Securities Bond Fund	2	216
iShares MSCI EAFE Index Fund	3	113
iShares Russell 2000 Index Fund	-	22
iShares S&P 400 Index Fund	-	25
iShares S&P 500 Index Fund	3	279

Total Investment Funds (cost $1,238)		1,108

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED
SECURITIES - 0.0%
Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	14	-

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $14)		-

Total Investments - 99.9% (cost $1,252)		1,108
Other Assets and Liabilities, Net - 0.1%		1
Total Net Assets - 100%		$ 1,109

JNL/S&P Moderate Growth Retirement Strategy Fund

INVESTMENT FUNDS - 100.0%
iShares Comex Gold Trust Fund (c)	-	$ 11
iShares Dow Jones Select Dividend Fund	-	18
iShares Lehman 1-3 Year Treasury Bond Fund	-	28
iShares Lehman 7- Treasury Bond Fund	-	28
iShares Lehman Aggregate Bond Fund	1	58
iShares Lehman U.S. Treasury Inflation Protected
Securities Bond Fund	1	86
iShares MSCI EAFE Index Fund	2	71
iShares Russell 2000 Index Fund	-	18
iShares Russell 2000 Value Index Fund	-	12
iShares S&P 400 Growth Index Fund	-	12
iShares S&P 400 Index Fund	-	24
iShares S&P 500 Index Fund	2	188
Vanguard Emerging Markets Vipers	1	18
Vanguard Energy Vipers	-	12

Total Investment Funds (cost $714)		584

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED
SECURITIES - 0.0%
Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	10	-

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $10)		-

Total Investments - 100.0% (cost $724)		584
Other Assets and Liabilities, Net - (0.0%)		-
Total Net Assets - 100%		$ 584

JNL/S&P Growth Retirement Strategy Fund

INVESTMENT FUNDS - 100.0%
iShares Comex Gold Trust Fund (c)	-	$ 19
iShares Dow Jones Select Dividend Fund	-	18
iShares Lehman 7-10 Year Treasury Bond Fund	-	29
iShares Lehman U.S. Treasury Inflation Protected Securities
Bond Fund	1	61
iShares MSCI EAFE Index Fund	2	93
iShares MSCI EAFE Value Index Fund	-	13
iShares Nasdaq Biotechnology Index Fund	-	19

iShares Russell 2000 Index Fund	1	31
iShares Russell 2000 Value Index Fund	1	25
iShares S&P 400 Growth Index Fund	-	25
iShares S&P 400 Index Fund	1	37
iShares S&P 500 Index Fund	2	209
Vanguard Emerging Markets Vipers	1	18
Vanguard Energy Vipers	-	18

Total Investment Funds (cost $835)		615

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED
SECURITIES - 0.0%
Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	13	-

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $13)		-

Total Investments - 100.0% (cost $848)		615
Other Assets and Liabilities, Net - 0.0%		-
Total Net Assets - 100%		$ 615

JNL/S&P Competitive Advantage Fund

COMMON STOCKS - 100.4%
CONSUMER DISCRETIONARY - 22.6%
Best Buy Co. Inc. (e)	154	$ 4,320
Coach Inc. (c)	175	3,638
Scripps Networks Interactive Inc.	122	2,687
Sherwin-Williams Co. (e)	54	3,252
Starbucks Corp. (c) (e)	372	3,520
TJX Cos. Inc. (e)	147	3,032
		20,449
CONSUMER STAPLES - 7.1%
Philip Morris International Inc.	75	3,253
SYSCO Corp.	140	3,205
		6,458
ENERGY - 25.0%
Apache Corp. (e)	32	2,420
Chevron Corp.	32	2,352
EOG Resources Inc.	29	1,959
Exxon Mobil Corp.	31	2,464
Halliburton Co. (e)	150	2,730
Hess Corp.	54	2,885
Murphy Oil Corp.	58	2,553
Occidental Petroleum Corp.	50	3,014
Southwestern Energy Co. (c)	78	2,257
		22,634
FINANCIALS - 6.6%
Charles Schwab Corp.	192	3,112
Federated Investors Inc. - Class B	168	2,857
		5,969
INDUSTRIALS - 14.0%
Boeing Co.	75	3,193
Fastenal Co. (e)	88	3,081
Robert Half International Inc. (e)	158	3,283
United Parcel Service Inc. - Class B	56	3,069
		12,626
INFORMATION TECHNOLOGY - 21.4%
Automatic Data Processing Inc.	79	3,111
International Business Machines Corp.	38	3,240
Microsoft Corp.	160	3,113
Teradata Corp. (c)	231	3,431
Texas Instruments Inc. (e)	211	3,274
Total System Services Inc.	228	3,195
		19,364
MATERIALS - 3.7%
CF Industries Holdings Inc.	67	3,305

Total Common Stocks (cost $99,123)		90,805

SHORT TERM INVESTMENTS - 14.6%
Mutual Funds - 1.2%
JNL Money Market Fund, 1.07% (a) (h)	1,120	1,120

Securities Lending Collateral - 13.4%
Mellon GSL DBT II Collateral Fund, 1.67% (a) (h)	12,484	12,091
Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	307	-
		12,091

Total Short Term Investments (cost $13,911)		13,211

Total Investments - 115.0% (cost $113,034)		104,016
Other Assets and Liabilities, Net - (15.0%)		-13,603
Total Net Assets - 100%		$ 90,413

JNL/S&P Dividend Income & Growth Fund

COMMON STOCKS - 100.2%
CONSUMER DISCRETIONARY - 9.6%
Carnival Corp. (e)	148	$ 3,591
Gannett Co. Inc. (e)	354	2,830
Harley-Davidson Inc. (e)	197	3,339
		9,760
CONSUMER STAPLES - 8.9%
Altria Group Inc.	190	2,856
ConAgra Foods Inc.	204	3,362
Kimberly-Clark Corp.	53	2,776
		8,994
ENERGY - 9.4%
Chevron Corp.	40	2,974
ConocoPhillips	60	3,122
Marathon Oil Corp.	125	3,411
		9,507
FINANCIALS - 14.6%
Bank of America Corp.	225	3,171
Hartford Financial Services Group Inc.	437	7,182
Kimco Realty Corp.	244	4,454
		14,807
HEALTH CARE - 10.2%
Bristol-Myers Squibb Co.	149	3,475
Merck & Co. Inc.	116	3,514
Pfizer Inc.	188	3,331
		10,320
INDUSTRIALS - 10.0%
General Electric Co. (e)	187	3,026
Masco Corp.	338	3,758
PACCAR Inc. (e)	117	3,347
		10,131
INFORMATION TECHNOLOGY - 9.4%
Automatic Data Processing Inc.	77	3,020
Intel Corp.	229	3,354
Texas Instruments Inc.	207	3,206
		9,580
MATERIALS - 10.0%
Alcoa Inc. (e)	311	3,500
PPG Industries Inc.	73	3,102
Vulcan Materials Co. (e)	51	3,552
		10,154
TELECOMMUNICATION SERVICES - 9.3%
AT&T Inc.	107	3,037
CenturyTel Inc. (e)	118	3,213
Verizon Communications Inc.	94	3,176
		9,426
UTILITIES - 8.8%
Consolidated Edison Inc. (e)	76	2,941
Integrys Energy Group Inc.	69	2,982
Southern Co. (e)	82	3,024

		8,947

Total Common Stocks (cost $108,004)		101,626

SHORT TERM INVESTMENTS - 13.2%
Mutual Funds - 1.2%
JNL Money Market Fund, 1.07% (a) (h)	1,240	1,240

Securities Lending Collateral - 12.0%
Mellon GSL DBT II Collateral Fund, 1.67% (a) (h)	12,557	12,161
Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	311	-
		12,161

Total Short Term Investments (cost $14,108)		13,401

Total Investments - 113.4% (cost $122,112)		115,027
Other Assets and Liabilities, Net - (13.4%)		-13,578
Total Net Assets - 100%		$ 101,449

JNL/S&P Intrinsic Value Fund

COMMON STOCKS - 100.7%
CONSUMER DISCRETIONARY - 37.4%
AutoNation Inc. (c) (e)	319	$ 3,154
Black & Decker Corp. (e)	68	2,848
Fortune Brands Inc.	79	3,250
Gannett Co. Inc. (e)	336	2,687
Harman International Industries Inc. (e)	207	3,466
Jones Apparel Group Inc. (e)	591	3,460
Macy’s Inc. (e)	428	4,430
Omnicom Group Inc.	104	2,797
RadioShack Corp.	302	3,609
Stanley Works	94	3,201
Time Warner Inc.	323	3,245
		36,147

ENERGY - 9.7%
Anadarko Petroleum Corp.	73	2,800
ConocoPhillips	57	2,943
Valero Energy Corp. (e)	169	3,659
		9,402
HEALTH CARE - 4.3%
Cigna Corp.	246	4,143

INDUSTRIALS - 22.7%
Dover Corp.	101	3,321
General Electric Co.	177	2,870
Masco Corp.	320	3,565
Northrop Grumman Corp.	71	3,193
Parker Hannifin Corp.	73	3,110

Pitney Bowes Inc.	123	3,129
Textron Inc.	198	2,740
		21,928
INFORMATION TECHNOLOGY - 17.1%
Computer Sciences Corp. (c)	108	3,784
Fiserv Inc. (c)	85	3,099
KLA-Tencor Corp. (e)	154	3,350
Lexmark International Inc. (c) (e)	108	2,911
Xerox Corp.	431	3,434
		16,578
MATERIALS - 6.3%
Freeport-McMoRan Copper & Gold Inc. (e)	131	3,207
International Paper Co. (e)	246	2,906
		6,113
TELECOMMUNICATION SERVICES - 3.2%
CenturyTel Inc. (e)	112	3,051

Total Common Stocks (cost $100,467)		97,362

SHORT TERM INVESTMENTS - 17.3%
Mutual Funds - 1.1%
JNL Money Market Fund, 1.07% (a) (h)	1,101	1,101

Securities Lending Collateral - 16.1%
Mellon GSL DBT II Collateral Fund, 1.67% (a) (h)	16,121	15,613
Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	563	-
		15,613

Total Short Term Investments (cost $17,785)		16,714

Total Investments - 118.0% (cost $118,252)		114,076
Other Assets and Liabilities, Net - (18.0%)		-17,398
Total Net Assets - 100%		$ 96,678

JNL/S&P Total Yield Fund

COMMON STOCKS - 101.1%
CONSUMER DISCRETIONARY - 47.9%
AutoNation Inc. (c) (e)	328	$ 3,245
DR Horton Inc. (e)	466	3,297
Fortune Brands Inc.	81	3,324
Gannett Co. Inc. (e)	341	2,730
H&R Block Inc.	161	3,662
Jones Apparel Group Inc. (e)	604	3,539
KB Home (e)	270	3,673
Leggett & Platt Inc. (e)	205	3,118
Lennar Corp. (e)	441	3,827
Macy’s Inc. (e)	438	4,532
Meredith Corp. (e)	185	3,162
Office Depot Inc. (c)	1,542	4,596

Pulte Homes Inc. (e)	302	3,300
Tiffany & Co. (e)	156	3,690
		49,695
CONSUMER STAPLES - 5.8%
Altria Group Inc.	183	2,754
ConAgra Foods Inc.	199	3,285
		6,039
ENERGY - 3.6%
Valero Energy Corp.	173	3,743

FINANCIALS - 17.8%
Allstate Corp.	130	4,254
Bank of America Corp.	219	3,078
Capital One Financial Corp. (e)	104	3,301
KeyCorp	387	3,300
Lincoln National Corp.	237	4,463
		18,396
HEALTH CARE - 3.6%
Coventry Health Care Inc. (c)	253	3,763

INDUSTRIALS - 3.5%
Masco Corp.	328	3,646

INFORMATION TECHNOLOGY - 15.4%
Analog Devices Inc.	174	3,316
Convergys Corp. (c)	515	3,302
Dell Inc. (c)	278	2,843
Total System Services Inc.	215	3,013
Xerox Corp.	441	3,513
		15,987
MATERIALS - 3.5%
Allegheny Technologies Inc. (e)	140	3,584

Total Common Stocks (cost $103,524)		104,853

SHORT TERM INVESTMENTS - 28.2%
Mutual Funds - 1.3%
JNL Money Market Fund, 1.07% (a) (h)	1,373	1,373

Securities Lending Collateral - 26.9%
Mellon GSL DBT II Collateral Fund, 1.67% (a) (h)	28,750	27,845
Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	731	-
		27,845

Total Short Term Investments (cost $30,854)		29,218

Total Investments - 129.3% (cost $134,378)		134,071
Other Assets and Liabilities, Net - (29.3%)		-30,382
Total Net Assets - 100%		$ 103,689

JNL/S&P 4 Fund

INVESTMENT FUNDS - 100.0%
JNL/S&P Competitive Advantage Fund (68.2%) (a)	8,932	$ 61,628
JNL/S&P Dividend Income & Growth Fund (65.4%) (a)	9,428	66,374
JNL/S&P Intrinsic Value Fund (69.2%) (a)	10,776	66,918
JNL/S&P Total Yield Fund (67.7%) (a)	11,032	70,275

Total Investment Funds (cost $339,885)		265,195

Total Investments - 100.0% (cost $339,885)		265,195
Other Assets and Liabilities, Net - 0.0%		-12
Total Net Assets - 100%		$ 265,183

JNL/Select Balanced Fund

COMMON STOCKS - 64.2%
CONSUMER DISCRETIONARY - 3.9%
Comcast Corp. - Class A	243	$ 4,106
Honda Motor Co. Ltd. - ADR (e)	110	2,347
Limited Brands Inc.	110	1,101
McGraw-Hill Cos. Inc.	80	1,844
Staples Inc.	198	3,539
Time Warner Inc.	248	2,495
Walt Disney Co. (e)	102	2,312
		17,744
CONSUMER STAPLES - 6.0%
Hormel Foods Corp.	104	3,232
Kimberly-Clark Corp.	72	3,781
PepsiCo Inc.	115	6,271
Philip Morris International Inc.	68	2,959
Procter & Gamble Co.	21	1,298
SYSCO Corp.	49	1,129
Unilever NV - NYS	181	4,453
Wal-Mart Stores Inc.	79	4,440
		27,563
ENERGY - 11.1%
Chevron Corp.	145	10,711
EnCana Corp. (e)	102	4,737
Exxon Mobil Corp.	169	13,491
Marathon Oil Corp.	212	5,803
Schlumberger Ltd.	64	2,713
Total SA - ADR	135	7,460
XTO Energy Inc.	157	5,550
		50,465
FINANCIALS - 10.0%
ACE Ltd.	115	6,096
Bank of America Corp.	221	3,109
Capital One Financial Corp. (e)	84	2,685

Comerica Inc.	72	1,425
Discover Financial Services	198	1,882
Goldman Sachs Group Inc. (e)	13	1,131
Hartford Financial Services Group Inc.	88	1,442
JPMorgan Chase & Co.	131	4,127
M&T Bank Corp. (e)	50	2,848
Marsh & McLennan Cos. Inc.	81	1,976
MetLife Inc.	138	4,804
Morgan Stanley	92	1,472
State Street Corp.	88	3,469
Synovus Financial Corp. (e)	156	1,291
Travelers Cos. Inc.	46	2,075
UBS AG (c) (e)	155	2,218
Wells Fargo & Co.	123	3,620
		45,670
HEALTH CARE - 8.4%
Abbott Laboratories	71	3,763
Bristol-Myers Squibb Co.	200	4,657
Eli Lilly & Co.	187	7,510
Medtronic Inc.	132	4,151
Merck & Co. Inc.	178	5,420
Schering-Plough Corp.	297	5,051
UnitedHealth Group Inc.	126	3,344
Wyeth	119	4,479
		38,375
INDUSTRIALS - 8.5%
Caterpillar Inc. (e)	62	2,761
Deere & Co.	108	4,154
Eaton Corp. (e)	49	2,416
FedEx Corp.	51	3,259
General Electric Co. (e)	282	4,565
Illinois Tool Works Inc.	89	3,116
Lockheed Martin Corp.	44	3,725
Parker Hannifin Corp.	62	2,629
Pentair Inc. (e)	125	2,947
Pitney Bowes Inc.	103	2,630
Siemens AG - ADR	34	2,538
Southwest Airlines Co.	185	1,595
United Parcel Service Inc. - Class B (e)	47	2,598
		38,933
INFORMATION TECHNOLOGY - 5.6%
Accenture Ltd.	102	3,358
Applied Materials Inc. (e)	185	1,877
Automatic Data Processing Inc.	93	3,670
Avnet Inc. (c)	147	2,673
Corning Inc.	247	2,357
International Business Machines Corp.	100	8,382
Xerox Corp.	392	3,126
		25,443
MATERIALS - 3.6%

Agrium Inc. (e)	75	2,546
Barrick Gold Corp.	85	3,122
BHP Billiton Ltd. - ADR (e)	36	1,553
EI Du Pont de Nemours & Co.	16	410
International Paper Co. (e)	198	2,336
Owens-Illinois Inc. (c)	119	3,252
Praxair Inc.	42	2,463
Rhodia SA - ADR	91	576
		16,258
TELECOMMUNICATION SERVICES - 3.8%
AT&T Inc.	472	13,441
Verizon Communications Inc.	118	4,014
		17,455
UTILITIES - 3.3%
Dominion Resources Inc. (e)	145	5,193
Exelon Corp.	81	4,477
PG&E Corp.	134	5,187
		14,857

Total Common Stocks (cost $348,509)		292,763

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED
SECURITIES - 3.3%
Banc of America Commercial Mortgage Inc.
REMIC, 5.12%, 07/11/43	$ 750	696
REMIC, 5.74%, 05/10/45 (i)	350	286
REMIC, 5.18%, 09/10/47 (i)	1,200	984
Bank of America-First Union NB Commercial Mortgage
REMIC, 5.46%, 04/11/37	500	476
Bear Stearns Adjustable Rate Mortgage Trust
REMIC, 4.63%, 02/25/36 (i)	1,356	861
Carmax Auto Owner Trust, 4.79%, 02/15/13	500	455
Citibank Credit Card Issuance Trust, 5.65%, 09/20/19	750	612
Commercial Mortgage Acceptance Corp.
REMIC, 7.76%, 06/15/31 (i)	500	500
Commercial Mortgage Pass-Through Certificates
REMIC, 5.12%, 06/10/44 (i)	900	737
Countrywide Home Loan Mortgage Pass-Through Trust
REMIC, 5.25%, 11/25/35 (i)	129	67
Credit Suisse Mortgage Capital Certificates
REMIC, 5.61%, 02/15/39 (i)	450	365
REMIC, 5.47%, 09/15/39	355	261
GE Capital Commercial Mortgage Corp.
REMIC, 6.03%, 08/11/33	181	179
GS Mortgage Securities Corp. II REMIC, 4.75%, 07/10/39	900	726
GSR Mortgage Loan Trust REMIC, 5.78%, 05/25/47 (i)	517	266
JPMorgan Chase & Co. Commercial Mortgage Securities Inc.
REMIC, 5.62%, 03/11/39 (i)	415	354
REMIC, 5.54%, 09/11/41	600	471
REMIC, 4.87%, 09/11/42	500	425

REMIC, 4.92%, 10/15/42 (i)	700	552
REMIC, 5.88%, 04/15/45 (i)	1,150	917
REMIC, 5.44%, 06/12/47	800	577
Marriott Vacation Club Trust, 5.36%, 10/20/28 (t) (v)	67	55
MBNA Master Credit Card Trust USA,
6.65%, 08/15/11 (t) (v)	500	468
Merrill Lynch Mortgage Trust REMIC, 5.05%, 07/12/38 (i)	500	408
Morgan Stanley Capital I REMIC, 5.51%, 11/12/49 (i)	800	624
Morgan Stanley Dean Witter Capital I
REMIC, 5.98%, 01/15/39	560	531
Residential Accredit Loans Inc.
REMIC, 5.23%, 02/25/35 (i)	375	196
Residential Funding Mortgage Securities I Inc.
REMIC, 5.66%, 04/25/37 (i)	1,371	712
Sequoia Mortgage Trust REMIC, 5.81%, 02/20/47 (i)	730	401
Wells Fargo Mortgage Backed Securities Trust
REMIC, 4.55%, 03/25/35 (i)	295	194
REMIC, 5.55%, 04/25/36 (i)	461	257
REMIC, 6.03%, 09/25/36 (i)	393	234

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $19,533)		14,847

CORPORATE BONDS AND NOTES - 6.9%
CONSUMER DISCRETIONARY - 0.7%
Comcast Corp., 5.85%, 01/15/10	200	199
COX Communications Inc., 5.45%, 12/15/14	500	437
Daimler Finance North America LLC
5.88%, 03/15/11	400	349
8.50%, 01/18/31	300	219
Lowe’s Cos. Inc., 6.65%, 09/15/37	420	400
Macys Retail Holdings Inc., 5.90%, 12/01/16	192	117
News America Inc., 6.40%, 12/15/35	240	222
Target Corp., 5.38%, 06/15/09	500	505
Time Warner Cable Inc., 5.85%, 05/01/17	270	247
Viacom Inc., 6.88%, 04/30/36	670	529
Wyndham Worldwide Corp., 6.00%, 12/01/16	185	75
		3,299
CONSUMER STAPLES - 0.3%
CVS Caremark Corp.
6.13%, 08/15/16	400	388
5.75%, 06/01/17	245	231
Kraft Foods Inc., 6.25%, 06/01/12	825	853
		1,472
ENERGY - 0.1%
Indiana Power & Light Co., 6.60%, 06/01/37 (t) (v)	500	485

FINANCIALS - 3.4%
Ace Capital Trust II, 9.70%, 04/01/30	525	403
American Express Centurion Bank, 6.00%, 09/13/17	850	796

American International Group Inc., 6.25%, 03/15/37 (i)	190	71
ASIF Global Financing XIX, 4.90%, 01/17/13 (t) (v)	500	401
AXA SA, 8.60%, 12/15/30	425	278
Bank of America Corp., 5.42%, 03/15/17	700	622
Capital One Capital IV, 6.75%, 02/17/37 (i)	250	114
Capital One Financial Corp., 5.70%, 09/15/11	400	373
CIT Group Inc., 7.63%, 11/30/12	370	312
Citigroup Inc., 6.00%, 02/21/12	500	494
Credit Suisse USA Inc., 4.88%, 01/15/15	345	312
Developers Diversified Realty Corp., 5.38%, 10/15/12	350	147
Discover Financial Services, 6.45%, 06/12/17	90	63
Eaton Vance Corp., 6.50%, 10/02/17	160	142
ENEL Finance International SA, 6.80%, 09/15/37 (t) (v)	235	180
Everest Reinsurance Holdings Inc., 5.40%, 10/15/14	215	147
General Electric Capital Corp., 5.88%, 02/15/12 (e)	1,000	1,028
Genworth Financial Inc., 6.15%, 11/15/66	500	47
Goldman Sachs Group Inc., 5.63%, 01/15/17	1,350	1,160
Hartford Financial Services Group Inc., 6.10%, 10/01/41	700	454
HCP Inc., 6.00%, 01/30/17	365	176
HSBC Bank USA, 5.88%, 11/01/34	250	243
HSBC Finance Corp., 6.38%, 11/27/12	500	489
International Lease Finance Corp.
5.63%, 09/15/10	450	354
5.65%, 06/01/14	1,000	653
John Deere Capital Corp., 4.88%, 10/15/10 (e)	380	384
JPMorgan Chase & Co., 6.40%, 05/15/38	425	503
Kimco Realty Corp., 5.78%, 03/15/16	345	219
Liberty Mutual Insurance Co., 7.88%, 10/15/26 (t) (v)	475	315
Liberty Property LP, 6.63%, 10/01/17	90	60
Morgan Stanley
5.38%, 10/15/15	170	146
5.45%, 01/09/17	700	577
National Rural Utilities Cooperative Finance Corp.,
5.45%, 02/01/18	1,000	888
ProLogis, 5.63%, 11/15/16	400	192
Prudential Financial Inc., 5.50%, 03/15/16	425	342
Realty Income Corp., 6.75%, 08/15/19	805	466
Simon Property Group LP, 6.10%, 05/01/16 (e)	665	425
Sovereign Bank, 8.75%, 05/30/18	450	445
U.S. Bank NA, 4.95%, 10/30/14	450	455
Wachovia Corp., 5.25%, 08/01/14	500	466
WEA Finance LLC, 7.13%, 04/15/18 (e) (t) (v)	350	248
		15,590
HEALTH CARE - 0.2%
Schering-Plough Corp., 5.30%, 12/01/13 (l)	450	453
UnitedHealth Group Inc., 5.50%, 11/15/12	500	456
		909
INDUSTRIALS - 0.5%
Cargill Inc., 5.60%, 09/15/12 (t) (v)	485	457
Continental Airlines Inc., 5.98%, 04/19/22 (f)	280	188

Pitney Bowes Inc., 5.75%, 09/15/17	385	374
Siemens Financieringsmaatschappij NV,
5.75%, 10/17/16 (t) (v)	675	675
Southwest Airlines Co.
5.75%, 12/15/16	500	351
6.15%, 08/01/22	247	192
		2,237
INFORMATION TECHNOLOGY - 0.3%
Fiserv Inc., 6.13%, 11/20/12	450	423
Hewlett-Packard Co., 5.25%, 03/01/12	350	362
Intuit Inc., 5.40%, 03/15/12	550	500
		1,285

MATERIALS - 0.1%
ArcelorMittal, 5.38%, 06/01/13	425	321
Weyerhaeuser Co., 7.13%, 07/15/23	350	265
		586
TELECOMMUNICATION SERVICES - 0.8%
AT&T Inc.
6.45%, 06/15/34	480	502
6.80%, 05/15/36 (e)	150	170
AT&T Wireless Services Inc., 7.88%, 03/01/11	750	776
BellSouth Corp., 6.55%, 06/15/34	300	304
BellSouth Telecommunications Inc., 7.00%, 12/01/95	70	55
Deutsche Telekom International Finance BV,
8.25%, 06/15/30 (l)	275	339
Telecom Italia Capital SA, 5.25%, 10/01/15	675	514
Verizon Global Funding Corp., 7.75%, 12/01/30	500	554
		3,214
UTILITIES - 0.5%
Abu Dhabi National Energy Co.
5.62%, 10/25/12 (t) (v)	250	227
5.88%, 10/27/16 (t) (v)	195	159
Atmos Energy Corp., 6.35%, 06/15/17	385	341
Consolidated Edison Co. of New York Inc., 5.30%, 12/01/16	250	244
MidAmerican Energy Co., 5.63%, 07/15/12 (e)	500	501
MidAmerican Energy Holdings Co., 6.13%, 04/01/36	350	326
Southern California Edison Co., 5.55%, 01/15/37	500	527
		2,325

Total Corporate Bonds and Notes (cost $39,575)		31,402

GOVERNMENT AND AGENCY OBLIGATIONS - 26.1%
GOVERNMENT SECURITIES - 5.8%
Municipals - 0.3%
Oregon School Boards Association (insured by
AMBAC Assurance Corp.), 4.76%, 06/30/28	420	367
State of Illinois, 5.10%, 06/01/33	375	329
		696
Sovereign - 1.0%

Financing Corp. Fico
4.49%, 12/06/13 (j)	275	244
4.49%, 12/27/13 (j)	220	194
Resolution Funding Corp. - Interest Only Strip,
3.88%, 04/15/14	2,550	2,229
Tennessee Valley Authority, 4.38%, 06/15/15	1,900	2,058
		4,725
U.S. Treasury Securities - 4.5%
U.S. Treasury Bond, 6.25%, 08/15/23 (e)	1,775	2,421
U.S. Treasury Note
2.38%, 08/31/10 (e)	7,000	7,212
4.50%, 03/31/12 (e)	2,225	2,459
4.75%, 05/31/12 (e)	2,000	2,238
3.88%, 05/15/18 (e)	5,500	6,272
		20,602
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 20.3%
Federal Home Loan Bank - 1.1%
Federal Home Loan Bank
3.00%, 06/11/10	1,925	1,985
3.50%, 12/10/10 (e)	1,420	1,480
4.88%, 11/18/11 (e)	1,550	1,692
		5,157
Federal Home Loan Mortgage Corp. - 7.2%
Federal Home Loan Mortgage Corp.
4.75%, 01/18/11 (e)	580	621
3.50%, 05/29/13	5,000	5,217
5.50%, 10/01/16	217	224
6.00%, 04/01/17	151	156
5.00%, 10/01/17	179	186
6.50%, 11/01/17	60	63
5.00%, 01/01/18	80	83
5.50%, 01/01/18	1	1
5.00%, 04/01/18	99	102
4.50%, 05/01/18	125	129
5.00%, 05/01/18	186	192
4.50%, 09/01/18	139	143
4.50%, 11/01/18	199	205
4.50%, 11/01/18	95	98
5.50%, 11/01/18	107	111
5.50%, 01/01/19	299	309
4.50%, 03/01/19	931	956
5.50%, 08/01/19	281	290
6.00%, 05/01/21	1,424	1,466
5.00%, 12/01/21	143	147
5.00%, 02/01/23	122	125
5.00%, 03/01/23	70	72
5.00%, 05/01/23	251	258
5.00%, 07/01/23	1,367	1,405
5.00%, 07/01/23	2,744	2,821

5.00%, 08/01/23	1,659	1,706
7.00%, 11/01/30	131	138
7.00%, 02/01/31	39	41
7.00%, 06/01/31	35	36
7.00%, 10/01/32	105	110
4.50%, 06/01/33	163	165
5.00%, 08/01/35	154	158
5.00%, 08/01/35	158	161
5.00%, 10/01/35	1,994	2,041
5.00%, 11/01/35	569	582
5.00%, 11/01/35	490	501
5.00%, 01/01/36	225	230
4.50%, 01/01/39, TBA (g)	11,530	11,681
		32,930
Federal National Mortgage Association - 8.2%
Federal National Mortgage Association
5.00%, 11/01/17	80	83
6.00%, 01/01/18	38	40
5.00%, 02/01/18	360	373
5.00%, 12/01/18	513	530
5.00%, 03/01/21	591	608
7.50%, 09/01/29	45	47
5.00%, 09/01/33	690	707
7.00%, 10/01/33	308	325
4.50%, 11/01/33	185	188
4.50%, 12/01/33	345	351
5.00%, 04/01/35	326	334
5.00%, 06/01/35	715	731
5.00%, 06/01/35	302	309
5.00%, 07/01/35	352	360
5.00%, 08/01/35	328	335
5.00%, 08/01/35	389	398
5.00%, 08/01/35	415	424
4.50%, 09/01/35	821	833
4.50%, 09/01/35	320	325
5.00%, 09/01/35	306	312
5.00%, 09/01/35	119	122
5.00%, 10/01/35	441	451
5.00%, 10/01/35	275	280
4.50%, 01/01/37, TBA (g)	28,575	28,959
		37,425
Government National Mortgage Association - 3.8%
Government National Mortgage Association
6.50%, 04/15/26	49	51
5.50%, 11/15/32	177	183
7.00%, 01/15/33	48	50
6.00%, 02/15/33	161	167
6.00%, 03/15/33	45	46
5.50%, 05/15/33	138	143
7.00%, 05/15/33	24	25

5.50%, 05/20/33	182	188
5.00%, 06/20/33	98	101
5.50%, 07/15/33	55	57
5.00%, 10/15/33	249	256
6.00%, 10/20/33	192	199
6.00%, 04/15/34	48	50
6.00%, 01/15/35	48	50
5.00%, 12/15/35	482	496
5.00%, 01/15/36	513	527
5.50%, 02/15/36	25	26
5.00%, 03/15/36	165	170
5.00%, 03/15/36	34	35
5.00%, 05/15/36	428	440
5.00%, 06/15/37	129	132
5.00%, 07/15/37	597	613
5.00%, 08/15/37	837	861
5.00%, 02/15/38	758	779
5.00%, 05/15/38	51	52
5.00%, 05/15/38	1,764	1,813
5.00%, 05/15/38	625	643
5.00%, 06/15/38	753	774
5.00%, 06/15/38	589	605
5.00%, 06/15/38	1,066	1,095
5.00%, 06/15/38	1,773	1,822
5.00%, 06/15/38	826	849
5.00%, 06/15/38	1,311	1,348
5.00%, 06/15/38	748	769
5.00%, 07/15/38	61	63
5.00%, 07/15/38	53	55
5.00%, 07/15/38	46	46
5.00%, 09/15/38	1,737	1,786
REMIC, 7.50%, 09/16/35	26	29
		17,394

Total Government and Agency Obligations (cost $112,312)		118,929

SHORT TERM INVESTMENTS - 12.2%
Mutual Funds - 0.9%
JNL Money Market Fund, 1.07% (a) (h)	4,183	4,183

Securities Lending Collateral - 11.3%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	53,222	51,546
Mellon GSL Reinvestment Trust II (d) (f) (u)	1,046	-
		51,546

Total Short Term Investments (cost $58,451)		55,729

Total Investments - 112.7% (cost $578,380)		513,670
Other Assets and Liabilities, Net - (12.7%)		-57,903
Total Net Assets - 100%		$ 455,767

JNL/Select Money Market Fund

SHORT TERM INVESTMENTS - 100.7%
Certificates of Deposit - 15.5%
Bank of America Corp., 3.01%, 03/04/09	$ 13,000	$ 13,000
Barclays Bank Plc, 2.00%, 01/13/09	13,000	13,000
BNP Paribas
3.07%, 01/28/09	10,000	10,000
3.02%, 03/16/09	5,000	5,000
Calyon North America Inc.
3.05%, 02/05/09	10,000	10,000
1.50%, 03/19/09	13,000	13,000
Credit Suisse First Boston, 3.05%, 01/20/09	13,000	13,000
DNB Nor Bank ASA
3.00%, 01/16/09	10,000	10,000
3.06%, 03/05/09	10,000	10,000
HSBC USA Inc., 3.00%, 01/14/09	14,000	14,000
Lloyds TSB Group Plc
1.90%, 01/12/09	15,000	15,000
1.44%, 03/18/09	13,000	13,000
Procter & Gamble Co., 2.22%, 09/09/09 (i)	6,355	6,355
Rabobank Nederland, 2.97%, 02/23/09	14,000	14,000
Royal Bank of Scotland Group Plc
2.11%, 01/20/09	12,000	12,000
1.50%, 03/17/09	13,000	13,000
Svenska Handels NY, 1.90%, 02/09/09	12,000	12,000
UBS Finance LLC, 2.12%, 01/20/09	12,000	12,000
		208,355
Commercial Paper - 11.7%
Apreco LLC, 1.25%, 01/07/09 (t) (v)	12,000	11,998
Danske Corp., 3.00%, 02/23/09	12,000	11,947
Eli Lilly & Co., 1.40%, 01/22/09 (t) (v)	12,000	11,990
Eureka Securities LLC, 2.00%, 01/06/09 (t) (v)	12,000	11,997
Falcon Asset Securitization Corp., 0.35%, 01/14/09	13,000	12,998
GE Capital Corp., 1.35%, 02/02/09	20,000	19,976
Merrill Lynch & Co., 1.93%, 1/14/09	15,000	14,990
Park Avenue Receivables LLC, 1.40%, 01/07/09 (t) (v)	13,000	12,997
Ranger Funding Co. LLC, 0.35%, 01/07/09 (t) (v)	13,000	12,999
Societe Generale, 1.36%, 03/17/09	14,000	13,960
Toyota Motor Credit Corp., 2.35%, 03/05/09	22,350	22,257
		158,109
Federal Home Loan Bank - 15.8%
Federal Home Loan Bank
2.40%, 01/26/09	18,000	17,970
2.10%, 02/03/09	25,000	24,952
2.50%, 02/10/09	25,000	24,931
2.28%, 02/27/09	20,000	19,928
1.08%, 03/11/09	14,000	13,971
3.05%, 03/12/09	13,000	12,923

2.90%, 03/17/09	14,000	13,915
0.29%, 05/29/09	30,000	29,964
0.52%, 06/15/09	10,000	9,976
0.40%, 06/17/09	20,000	19,963
0.40%, 06/18/09	25,000	24,952
		213,445
Federal Home Loan Mortgage Corp. - 30.1%
Federal National Mortgage Corp.
2.05%, 01/07/09	29,000	28,990
1.80%, 02/09/09	20,000	19,961
2.00%, 02/09/09	10,000	9,978
2.00%, 02/09/09	15,000	14,956
2.27%, 02/18/09	23,500	23,429
2.60%, 02/18/09	37,000	36,872
1.95%, 03/03/09	6,000	5,980
2.16%, 03/06/09	28,000	27,893
2.30%, 03/10/09	22,925	22,825
1.10%, 03/17/09	18,000	17,959
2.10%, 03/17/09	6,000	5,974
1.60%, 03/19/09	15,000	14,949
2.59%, 03/23/09	17,554	17,452
1.30%, 03/27/09	25,000	24,923
1.65%, 03/30/09	15,000	14,940
1.00%, 04/14/09	10,000	9,971
1.00%, 04/21/09	20,000	19,939
0.50%, 06/08/09	5,000	4,989
0.35%, 06/17/09	15,000	14,976
0.52%, 06/17/09	23,000	22,945
0.50%, 06/24/09	20,000	19,952
0.55%, 07/06/09	6,000	5,983
0.50%, 07/07/09	20,000	19,947
		405,783
Federal National Mortgage Association - 25.4%
Federal National Mortgage Association
2.70%, 01/12/09	10,000	9,992
2.80%, 01/22/09	11,000	10,982
1.98%, 02/04/09	15,000	14,972
2.50%, 02/09/09	38,000	37,897
2.76%, 02/11/09	10,000	9,969
2.25%, 02/17/09	25,000	24,927
2.39%, 02/17/09	5,000	4,984
1.85%, 02/23/09	20,000	19,946
2.00%, 02/23/09	28,000	27,918
2.85%, 03/04/09	8,000	7,961
2.45%, 03/09/09	25,000	24,886
2.46%, 03/11/09	28,717	28,582
2.55%, 03/19/09	15,000	14,918
0.34%, 06/02/09	22,000	21,968
0.45%, 06/10/09	10,000	9,980
0.50%, 06/18/09	22,000	21,949

0.35%, 07/01/09	25,000	24,956
0.50%, 07/01/09	13,000	12,967
1.14%, 03/31/09	12,064	12,030
		341,784
Fund Agreement - 0.7%
MetLife Funding Agreement, 3.15%, 02/02/09 (i) (s) (u)	9,000	9,000

Mutual Funds - 0.0%
Dreyfus Cash Management Plus Fund, 1.66% (h)	87	87

Repurchase Agreement - 1.5%
Repurchase Agreement with Banc of America Securities,
0.08% (Collateralized by $20,384 Federal Home
Loan Mortgage Corp., 5.00%, due 07/01/35, value
$20,825) acquired on 12/31/08, due 01/02/09 at
20500	20,500	20,500

Total Short Term Investments (cost $1,357,063)		1,357,063

Total Investments - 100.7% (cost $1,357,063)		1,357,063
Other Assets and Liabilities, Net - (0.7%)		-9,789
Total Net Assets - 100%		$ 1,347,274

JNL/Select Value Fund

COMMON STOCKS - 96.5%
CONSUMER DISCRETIONARY - 6.1%
Comcast Corp. - Class A	547	$ 9,231
Gap Inc.	146	1,951
Home Depot Inc. (e)	113	2,594
Kohl’s Corp. (c) (e)	187	6,751
Staples Inc.	259	4,641
Viacom Inc. - Class B (c) (e)	262	4,998
		30,166
CONSUMER STAPLES - 12.9%
Altria Group Inc.	310	4,664
CVS Caremark Corp.	333	9,562
Dean Foods Co. (c) (e)	299	5,366
Kimberly-Clark Corp.	153	8,043
Kroger Co.	183	4,822
Nestle SA - ADR	168	6,672
PepsiCo Inc.	146	7,969
Philip Morris International Inc.	140	6,104
Safeway Inc.	197	4,676
SUPERVALU Inc.	245	3,571
SYSCO Corp.	106	2,441
		63,890
ENERGY - 14.6%
Chevron Corp.	142	10,533

ConocoPhillips	83	4,305
Exxon Mobil Corp.	337	26,927
Marathon Oil Corp.	202	5,516
Newfield Exploration Co. (c)	160	3,150
Occidental Petroleum Corp.	167	10,030
Total SA - ADR	107	5,934
XTO Energy Inc.	180	6,336
		72,731
FINANCIALS - 19.9%
ACE Ltd.	262	13,886
AON Corp.	55	2,499
Bank of America Corp.	478	6,734
Bank of New York Mellon Corp.	290	8,203
Chubb Corp.	173	8,833
Citigroup Inc.	176	1,181
Goldman Sachs Group Inc. (e)	103	8,650
Host Hotels & Resorts Inc. (e)	575	4,351
JPMorgan Chase & Co.	483	15,238
Kimco Realty Corp.	114	2,080
PNC Financial Services Group Inc.	133	6,517
U.S. Bancorp (e)	201	5,017
Wells Fargo & Co. (e)	530	15,630
		98,819
HEALTH CARE - 11.1%
Abbott Laboratories	137	7,312
Aetna Inc.	197	5,600
Baxter International Inc.	128	6,833
Bristol-Myers Squibb Co.	454	10,556
Pfizer Inc.	352	6,229
Schering-Plough Corp.	305	5,196
UnitedHealth Group Inc.	262	6,967
Wyeth	170	6,377
		55,070
INDUSTRIALS - 9.6%
Cummins Inc.	206	5,514
Deere & Co.	61	2,318
General Dynamics Corp.	123	7,084
General Electric Co. (e)	852	13,798
Illinois Tool Works Inc.	112	3,936
PACCAR Inc. (e)	121	3,472
Precision Castparts Corp.	83	4,931
Waste Management Inc. (e)	194	6,429
		47,482
INFORMATION TECHNOLOGY - 7.8%
Cisco Systems Inc. (c)	407	6,629
Dell Inc. (c) (e)	363	3,716
Hewlett-Packard Co.	149	5,400
Ingram Micro Inc. - Class A (c)	304	4,067
Intel Corp.	499	7,309
Microsoft Corp.	381	7,399

Nokia Oyj - Class A - ADR	254	3,962
		38,482
MATERIALS - 3.1%
Agrium Inc. (e)	147	5,007
Cliffs Natural Resources Inc.	110	2,827
EI Du Pont de Nemours & Co.	172	4,354
International Paper Co.	256	3,018
		15,206
TELECOMMUNICATION SERVICES - 4.9%
AT&T Inc.	513	14,624
Verizon Communications Inc. (e)	285	9,651
		24,275
UTILITIES - 6.5%
Entergy Corp.	95	7,922
Exelon Corp. (e)	64	3,565
FPL Group Inc.	131	6,578
NRG Energy Inc. (c) (e)	54	1,250
PG&E Corp. (e)	84	3,256
SCANA Corp.	133	4,738
Southern Co. (e)	130	4,803
		32,112

Total Common Stocks (cost $604,358)		478,233

SHORT TERM INVESTMENTS - 5.5%
Mutual Funds - 4.1%
JNL Money Market Fund, 1.07% (a) (h)	20,121	20,121

Securities Lending Collateral - 1.4%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	7,328	7,097
Mellon GSL Reinvestment Trust II (d) (f) (u)	631	-
		7,097

Total Short Term Investments (cost $28,080)		27,218

Total Investments - 102.0% (cost $632,438)		505,451
Other Assets and Liabilities, Net - (2.0%)		-9,750
Total Net Assets - 100%		$ 495,701

JNL/T. Rowe Price Established Growth Fund

COMMON STOCKS - 97.3%
CONSUMER DISCRETIONARY - 9.6%
Amazon.com Inc. (c) (e)	394	$ 20,204
Expedia Inc. (c) (e)	244	2,013
McGraw-Hill Cos. Inc.	502	11,634
Nike Inc. - Class B (e)	102	5,187
Priceline.com Inc. (c) (e)	33	2,394
Shaw Communications Inc. (e)	268	4,740
TJX Cos. Inc. (e)	141	2,894

Wynn Resorts Ltd. (c) (e)	9	364
Yum! Brands Inc.	267	8,395
		57,825
CONSUMER STAPLES - 9.4%
Coca-Cola Co.	113	5,102
Costco Wholesale Corp. (e)	145	7,612
CVS Caremark Corp.	205	5,899
Groupe Danone	101	6,076
Nestle SA	169	6,672
PepsiCo Inc.	212	11,628
Procter & Gamble Co.	161	9,970
SYSCO Corp.	143	3,274
		56,233
ENERGY - 7.5%
Baker Hughes Inc. (e)	19	617
Cameron International Corp. (c) (e)	112	2,296
Chevron Corp.	53	3,943
EOG Resources Inc. (e)	66	4,421
Exxon Mobil Corp.	171	13,612
Petroleo Brasileiro SA - ADR	237	4,829
Schlumberger Ltd.	283	11,975
Smith International Inc.	151	3,452
		45,145
FINANCIALS - 2.9%
BlackRock Inc. (e)	19	2,603
BM&F Bovespa SA	-	-
Franklin Resources Inc. (e)	49	3,093
Goldman Sachs Group Inc.	43	3,595
Moody’s Corp. (e)	149	2,987
Northern Trust Corp.	46	2,419
State Street Corp.	65	2,545
		17,242
HEALTH CARE - 25.9%
Aetna Inc.	206	5,882
Alcon Inc.	45	4,040
Allergan Inc.	185	7,455
Amgen Inc. (c)	65	3,742
Baxter International Inc.	84	4,496
Becton Dickinson & Co.	92	6,306
Celgene Corp. (c)	74	4,085
Covidien Ltd.	167	6,054
DENTSPLY International Inc. (e)	82	2,304
Elan Corp. Plc - ADR (c) (e)	306	1,833
Express Scripts Inc. (c)	141	7,747
Genentech Inc. (c)	160	13,241
Gilead Sciences Inc. (c)	412	21,044
Humana Inc. (c)	38	1,405
Intuitive Surgical Inc. (c) (e)	12	1,498
McKesson Corp.	101	3,904
Medco Health Solutions Inc. (c) (e)	402	16,860

Medtronic Inc. (e)	330	10,381
Novo-Nordisk A/S - Class B	42	2,172
St. Jude Medical Inc. (c)	127	4,189
Stryker Corp. (e)	105	4,179
Teva Pharmaceutical Industries Ltd. - ADR (e)	67	2,852
WellPoint Inc. (c)	258	10,853
Wyeth	251	9,419
		155,941
INDUSTRIALS - 6.4%
Danaher Corp. (e)	371	21,002
Deere & Co.	120	4,598
Expeditors International Washington Inc. (e)	185	6,145
General Dynamics Corp.	23	1,313
Union Pacific Corp.	24	1,123
United Parcel Service Inc. - Class B (e)	79	4,352
		38,533
INFORMATION TECHNOLOGY - 28.0%
Accenture Ltd.	327	10,709
Adobe Systems Inc. (c) (e)	102	2,167
Apple Inc. (c)	248	21,201
Autodesk Inc. (c) (e)	260	5,114
Automatic Data Processing Inc.	222	8,745
Broadcom Corp. - Class A (c) (e)	85	1,434
Cisco Systems Inc. (c)	526	8,575
Dell Inc. (c)	223	2,286
Dolby Laboratories Inc. - Class A (c) (e)	133	4,364
Electronic Arts Inc. (c) (e)	119	1,909
EMC Corp. (c) (e)	219	2,297
Fiserv Inc. (c)	106	3,852
Google Inc. - Class A (c)	58	17,782
Intel Corp.	204	2,994
Juniper Networks Inc. (c) (e)	248	4,349
Marvell Technology Group Ltd. (c)	680	4,533
MasterCard Inc. (e)	1	71
McAfee Inc. (c) (e)	136	4,708
Microsoft Corp.	762	14,817
Nintendo Co. Ltd.	20	7,605
QUALCOMM Inc.	353	12,655
Redecard SA	82	905
Research In Motion Ltd. (c)	132	5,336
Salesforce.com Inc. (c) (e)	137	4,395
Tencent Holdings Ltd. (e)	497	3,231
VeriSign Inc. (c) (e)	352	6,710
Visa Inc. - Class A	2	80
Western Union Co.	397	5,694
		168,518
MATERIALS - 2.4%
BHP Billiton Ltd.	172	3,645
Monsanto Co.	43	3,004
Praxair Inc.	134	7,925

		14,574
TELECOMMUNICATION SERVICES - 5.2%
American Tower Corp. (c) (e)	345	10,116
Bharti Airtel Ltd. (c)	202	2,984
Crown Castle International Corp. (c) (e)	520	9,145
Leap Wireless International Inc. (c) (e)	120	3,238
MetroPCS Communications Inc. (c) (e)	389	5,780
		31,263

Total Common Stocks (cost $785,212)		585,274

SHORT TERM INVESTMENTS - 15.5%
Mutual Funds - 3.4%
JNL Money Market Fund, 1.07% (a) (h)	2,438	2,438
T. Rowe Price Reserves Investment Fund, 1.54% (a) (h)	17,918	17,918
		20,356
Securities Lending Collateral - 12.1%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	74,923	72,563
Mellon GSL Reinvestment Trust II (d) (f) (u)	1,745	-
		72,563

Total Short Term Investments (cost $97,024)		92,919

Total Investments - 112.8% (cost $882,236)		678,193
Other Assets and Liabilities, Net - (12.8%)		-76,821
Total Net Assets - 100%		$ 601,372

JNL/T. Rowe Price Mid-Cap Growth Fund

COMMON STOCKS - 95.9%
CONSUMER DISCRETIONARY - 14.3%
Amazon.com Inc. (c)	119	$ 6,102
Bed Bath & Beyond Inc. (c) (e)	202	5,127
Cablevision Systems Corp. - Class A (e)	220	3,706
Chipotle Mexican Grill Inc. (c)	84	4,789
Discovery Communications Inc. (c)	279	3,835
Marriott International Inc. - Class A (e)	246	4,777
O’Reilly Automotive Inc. (c) (e)	134	4,107
PetSmart Inc.	242	4,461
Other Securities		26,623
		63,527
CONSUMER STAPLES - 1.2%
Other Securities		5,316

ENERGY - 8.4%
BJ Services Co.	308	3,599
CNX Gas Corp. (c) (e)	174	4,750
Consol Energy Inc. (e)	133	3,798
EOG Resources Inc.	65	4,328
Murphy Oil Corp. (e)	80	3,557

Smith International Inc.	224	5,125
Other Securities		12,130
		37,287
FINANCIALS - 5.6%
Eaton Vance Corp.	179	3,769
Other Securities		20,947
		24,716
HEALTH CARE - 16.6%
Cephalon Inc. (c) (e)	121	9,314
CR Bard Inc.	56	4,710
DENTSPLY International Inc.	133	3,747
Edwards Lifesciences Corp. (c) (e)	90	4,956
Henry Schein Inc. (c) (e)	132	4,828
Millipore Corp. (c)	77	3,962
Valeant Pharmaceutical International (c) (e)	162	3,710
Vertex Pharmaceuticals Inc. (c) (e)	133	4,044
Waters Corp. (c) (e)	101	3,702
Other Securities		30,672
		73,645
INDUSTRIALS - 18.5%
Alliant Techsystems Inc. (c) (e)	77	6,595
Ametek Inc. (e)	251	7,569
Danaher Corp. (e)	65	3,680
IDEX Corp.	197	4,752
Iron Mountain Inc. (c) (e)	195	4,830
Quanta Services Inc. (c) (e)	264	5,233
Robert Half International Inc. (e)	244	5,088
Rockwell Collins Inc.	212	8,291
Roper Industries Inc.	215	9,337
Other Securities		26,561
		81,936
INFORMATION TECHNOLOGY - 25.7%
Altera Corp. (e)	311	5,195
Amdocs Ltd. (c)	219	4,006
Dolby Laboratories Inc. - Class A (c) (e)	136	4,442
DST Systems Inc. (c) (e)	131	4,975
Fiserv Inc. (c)	132	4,804
FLIR Systems Inc. (c) (e)	306	9,379
Global Payments Inc. (e)	182	5,955
Itron Inc. (c) (e)	56	3,550
Juniper Networks Inc. (c) (e)	356	6,227
McAfee Inc. (c) (e)	159	5,510
Red Hat Inc. (c)	278	3,674
SAIC Inc. (c)	388	7,558
VeriSign Inc. (c) (e)	223	4,255
Western Union Co.	444	6,364
Xilinx Inc. (e)	239	4,261
Other Securities		33,553
		113,708
MATERIALS - 1.9%

Agnico-Eagle Mines Ltd. (e)	141	7,232
Agnico-Eagle Mines Ltd. Private Placement (f) (s) (u)	12	585
Other Securities		588
		8,405
TELECOMMUNICATION SERVICES - 3.5%
American Tower Corp. (c)	186	5,445
Other Securities		10,171
		15,616
UTILITIES - 0.2%
Other Securities		742

Total Common Stocks (cost $568,875)		424,898

WARRANTS - 0.0%
Agnico-Eagle Mines Ltd. (c) (f) (s) (u)	6	116

Total Warrants (cost $30)		116

SHORT TERM INVESTMENTS - 33.0%
Mutual Funds - 5.8%
JNL Money Market Fund, 1.07% (a) (h)	2,829	2,829
T. Rowe Price Reserves Investment Fund (a) (h)	22,841	22,841
		25,670
Securities Lending Collateral - 27.2%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	124,384	120,466
Mellon GSL Reinvestment Trust II (d) (f) (u)	2,339	-
		120,466

Total Short Term Investments (cost $152,393)		146,136

Total Investments - 128.9% (cost $721,298)		571,150
Other Assets and Liabilities, Net - (28.9%)		-128,155
Total Net Assets - 100%		$ 442,995

JNL/T. Rowe Price Value Fund

COMMON STOCKS - 97.9%
CONSUMER DISCRETIONARY - 18.8%
Bed Bath & Beyond Inc. (c) (e)	232	$ 5,903
Cablevision Systems Corp. - Class A (e)	352	5,934
Discovery Communications Inc. (c)	368	5,050
Fortune Brands Inc.	119	4,900
H&R Block Inc. (e)	266	6,053
Home Depot Inc.	311	7,150
Kohl’s Corp. (c) (e)	150	5,444
Liberty Media Corp. - Capital	170	803
Liberty Media Corp. - Entertainment - Class A (c)	202	3,527
Liberty Media Corp. - Interactive (c) (e)	92	285
Time Warner Cable Inc. - Class A (c) (e)	151	3,245
Time Warner Inc. (e)	677	6,808

Other Securities		22,524
		77,626
CONSUMER STAPLES - 6.4%
Coca-Cola Co.	61	2,752
Coca-Cola Enterprises Inc. (e)	101	1,216
Sara Lee Corp.	422	4,132
Wal-Mart Stores Inc.	98	5,505
Other Securities		12,745
		26,350
ENERGY - 13.8%
Exxon Mobil Corp.	76	6,099
Murphy Oil Corp.	115	5,118
Royal Dutch Shell Plc - ADR	117	6,178
Schlumberger Ltd.	114	4,804
StatoilHydro ASA (e)	263	4,400
Sunoco Inc. (e)	169	7,349
Total SA - ADR	163	8,986
Other Securities		14,006
		56,940
FINANCIALS - 16.3%
Ameriprise Financial Inc.	201	4,688
Bank of America Corp.	370	5,205
First Horizon National Corp. (e)	451	4,767
JPMorgan Chase & Co.	145	4,569
Lazard Ltd. - Class A (e)	159	4,717
Marsh & McLennan Cos. Inc.	184	4,458
St. Joe Co. (c) (e)	242	5,873
State Street Corp.	96	3,787
Other Securities		29,300
		67,364
HEALTH CARE - 12.2%
Amgen Inc. (c)	121	6,965
Covidien Ltd.	158	5,719
Johnson & Johnson	115	6,857
Medtronic Inc.	144	4,512
Merck & Co. Inc.	132	4,019
Pfizer Inc.	232	4,103
Wyeth	161	6,024
Other Securities		12,196
		50,395
INDUSTRIALS - 11.1%
3M Co.	92	5,294
General Electric Co.	603	9,760
Illinois Tool Works Inc.	161	5,643
Southwest Airlines Co.	670	5,772
Tyco International Ltd.	183	3,944
Union Pacific Corp.	78	3,709
Waste Management Inc.	152	5,027
Other Securities		6,591
		45,740

INFORMATION TECHNOLOGY - 10.2%
Dell Inc. (c)	421	4,306
International Business Machines Corp.	57	4,797
Microsoft Corp.	395	7,685
Texas Instruments Inc. (e)	291	4,523
Tyco Electronics Ltd.	241	3,907
Western Union Co.	321	4,607
Other Securities		12,089
		41,914
MATERIALS - 3.6%
EI Du Pont de Nemours & Co.	166	4,187
Other Securities		10,850
		15,037
TELECOMMUNICATION SERVICES - 1.4%
Other Securities		5,700

UTILITIES - 4.1%
Entergy Corp.	73	6,027
Pinnacle West Capital Corp. (e)	149	4,794
Other Securities		6,255
		17,076

Total Common Stocks (cost $597,218)		404,142

PREFERRED STOCKS - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Other Securities		607

FINANCIALS - 0.1%
Other Securities		503

TELECOMMUNICATION SERVICES - 0.1%
Other Securities		272

Total Preferred Stocks (cost $3,070)		1,382

CORPORATE BONDS AND NOTES - 0.3%
CONSUMER DISCRETIONARY - 0.2%
Other Securities		1026

MATERIALS - 0.1%
Other Securities		567

Total Corporate Bonds and Notes (cost $2,335)		1,593

SHORT TERM INVESTMENTS - 13.7%
Mutual Funds - 2.1%
JNL Money Market Fund, 1.07% (a) (h)	4,047	4,047
T. Rowe Price Reserves Investment Fund ,1.54% (a) (h)	4,672	4,672
		8,719
Securities Lending Collateral - 11.6%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	49,221	47,671
Mellon GSL Reinvestment Trust II (d) (f) (u)	1,103	-
		47,671

Total Short Term Investments (cost $59,044)		56,390

Total Investments - 112.2% (cost $661,667)		463,507
Other Assets and Liabilities, Net - (12.2%)		-50,586
Total Net Assets - 100%		$ 412,921

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (dollar amounts in thousands)
December 31, 2008

(a)	Investment in affiliate.
(b)	The Fund does not invest in the Underlying Affiliated Funds for the purpose of exercising management or control. At December 31, 2008, the percentage of shares outstanding held by each Fund in the
Underlying Affiliated Fund is presented parenthetically in the Schedules of Investments. Percentages reflecting 0.0% represent amounts less than 0.05%.
(c)	Non-income producing security.
(d)	Issuer is in Chapter 11 bankruptcy and/or is in default relating to principal and/or interest.
(e)	All or portion of the security has been loaned.
(f)

Security fair valued in good faith in accordance with the procedures established by the Trust's Board of Trustees. Fair valued securities may be classified as Level 2 or Level 3 for Statement on Financial

Accounting Standards (“SFAS”) No. 157 disclosures based on the securities valuation inputs. See Schedule of SFAS No. 157 Fair Value Measurements note on page 150 and Note 2 of the Notes to the
Financial Statements.
(g)	Investment purchased on a when-issued basis. As of December 31, 2008, the total cost of investments purchased on a when-issued basis is as follows: JNL/Goldman Sachs Core Plus Bond Fund $75,261,
JNL/Goldman Sachs Short Duration Bond Fund $6,139, JNL/JPMorgan U.S. Government & Quality Bond Fund $2,658, JNL/Mellon Capital Management Capital Bond Index Fund $2,765;
JNL/PIMCO Real Return Fund $965,943, JNL/PIMCO Total Return Bond Fund $806,170, and JNL/Select Balanced Fund $40,370.
(h)	Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2008.
(i)	Variable rate security. Rate stated is in effect as of December 31, 2008.
(j)	Zero coupon security. Rate stated is the effective yield as of December 31, 2008.
(k)	Security is a "step-up" bond where the coupon may increase or step up at a future date. Rate stated is the coupon as of December 31, 2008.
(l)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(m)	Swap agreements in the following funds have been collateralized with cash: JNL/Goldman Sachs Core Plus Bond Fund $6,450, JNL/Goldman Sachs Short Duration Bond Fund $1,822, JNL/PIMCO
Real Return Fund $885, and JNL/PIMCO Total Return Fund $4,631.
(n)	All or a portion of the security or cash has been segregated as collateral for securities sold short. Total value of segregated securities at December 31, 2008 for the JNL/Credit Suisse Long/Short
Fund is $13,223.
(o)	All or a portion of the security or cash pledged as collateral for open futures contracts. As of December 31, 2008 the value of collateral is as follows: JNL/Goldman Sachs Core Plus Bond Fund $3,130,
JNL/Goldman Sachs Short Duration Bond Fund $3,340, JNL/JPMorgan International Value $842, JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund $205, JNL/Mellon
Capital Management International Index Fund $1,884, JNL/Mellon Capital Management S&P 400 MidCap Index Fund $1,274, JNL/Mellon Capital Management S&P 500 Index Fund $2,438,
JNL/Mellon Capital Management Small Cap Index Fund $944, JNL/PIMCO Real Return Fund $3,343, and JNL/PIMCO Total Return Bond Fund $7,641.
(p)	Perpetual maturity security. Interest rate is fixed until the first call date and variable thereafter.
(q)	Par amounts are listed in United States Dollars unless otherwise noted.
(r)	Foreign or U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(s)	Security is restricted as to public resale. See restricted security note.
(t)	Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to an institutional investor.
(u)	Illiquid security. At December 31, 2008, the aggregate value of illiquid securities and percentage of net assets is as follows: JNL/Capital Guardian Global Balanced Fund, $4,246 - 2.3%; JNL/Capital
Guardian Global Diversified Research Fund, $1,417 - 0.9%; JNL/Capital Guardian International Small Cap Fund, $1,234 - 2.8%; JNL/Franklin Templeton Income Fund, $18,001 - 4.2%
JNL/Franklin Templeton Mutual Shares Fund, $4,912- 1.9%, JNL/Goldman Sachs Core Plus Bond Fund, $9,303 - 1.6%; JNL/Goldman Sachs Emerging Markets Debt Fund, $692 - 2.3%
JNL/Goldman Sachs Short Duration Bond Fund, $3,078 - 1.0%; JNL/JPMorgan MidCap Growth Fund, $73 - 0.1%; JNL/JPMorgan U.S. Government & Quality Bond Fund, $7,242 - 1.1%;
JNL/Mellon Capital Management International Index Fund, $45 - 0.0%; JNL/PIMCO Total Return Bond Fund, $25,953 - 1.9%; JNL/PPM America High Yield Bond Fund, $5,842 - 3.1%;
JNL/Select Money Market Fund, $9,000 - 0.7%; JNL/T. Rowe Price Mid-Cap Growth Fund, $701 - 0.1%; and JNL/T. Rowe Price Value Fund, $1,482 - 0.4%. At December 31, 2008,

the only illiquid security held by some Funds was Mellon GSL Reinvestment Trust II. The value of this security was $0.00 at December 31, 2008 and these Funds are not listed in detail in this section.
(v)	Rule 144A or Section 4(2) liquid security, the Fund has deemed this security to be liquid based on procedures approved by the Board of Trustees. As of December 31, 2008, the value of Rule 144A
Section 4(2) liquid securities is as follows: JNL/Franklin Templeton Global Growth Fund $904; JNL/Franklin Templeton Income Fund $45,454; JNL/Goldman Sachs Core Plus Bond Fund $6,607;
JNL/Goldman Sachs Short Duration Bond Fund $1,362; JNL/Lazard Emerging Markets Fund $69; JNL/Mellon Capital Management International Index Fund $295; JNL/Mellon Capital Management
Bond Index Fund $223; JNL/PIMCO Real Return Fund $39,523; JNL/PIMCO Total Return Bond Fund $90,858; JNL/PPM America High Yield Bond Fund $12,588; JNL/Select Balanced Fund
$3,670; and JNL/Select Money Market Fund $61,981.
(w)	Contingent distributions represent the right to receive additional distributions if any, during the reorganization of the underlying company.
(x)

For all items listed as "Other Securities" in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2008. In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption.
*	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to www.jackson.com, www.sec.gov, or call the Shareholder
Service Center at 888-276-0061.

Currencies:
ARS - Argentine Peso	PEN - Peruvian Nuevo Sol
AUD - Australian Dollar	PHP - Philippine Peso
BRL - Brazilian Real	PLN - Polish Zloty
CAD - Canadian Dollar	RUB - Russian Ruble
CHF - Swiss Franc	SEK - Swedish Krona
CLP - Chilean Peso	SGD - Singapore Dollar
CNY - Chinese Yuan	TRY - New Turkish Lira
COP - Colombian Peso	USD - United States Dollar
DKK - Danish Krone	UYU - Uruguayan Peso
EGP - Egyptian Pound	ZAR - South African Rand
EUR - European Currency Unit (Euro)	Abbreviations:
GBP - British Pound	"-" Amount rounds to less than one thousand.	SPDR - Standard & Poor's Depository Receipt
HKD - Hong Kong Dollar	ADR - American Depository Receipt	STIBOR - Stockholm Interbank Rate
HUF - Hungarian Forint	AMBAC - AMBAC Indemnity Corp.	TBA - To Be Announced (Securities purchased on a when-issued basis)
IDR - Indonesian Rupiah	ETF - Exchange-Traded Fund	virt-x - a crossborder Recognized Investment Exchange
ILS - Israeli New Shekels	FGIC - Financial Guaranty Insurance Co.	Euro-Bobl - debt instrument issued by the Federal Republic of Germany with
INR - Indian Rupee	FSA - Financial Security Assurance Inc.	a term of 4.5 to 5.5 years
JPY - Japanese Yen	GDR - Global Depository Receipt	Euro-Bund - debt instrument issued by the Federal Republic of Germany with
KRW - Korean Won	LIBOR - London Interbank Offered Rate	a term of 8.5 to 10 years
MXN - Mexican Peso	MBIA - Municipal Bond Investors Assurance	Euro-Buxl - debt instrument issued by the Federal Republic of Germany with
MYR - Malaysian Ringgit	NYS - New York Registered Shares	a term of 24 to 35 years
NOK - Norwegian Krone	REIT - Real Estate Investment Trust	Euro-Schatz - debt instrument issued by the Federal Republic of Germany
NGN - Nigerian Naira	REMIC - Real Estate Mortgage Investment Conduit	with a term of 1.75 to 2.25 years
NZD - New Zealand Dollar

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2008

Restricted Securities – Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933. The following table include restricted securities as well as, Rule 144A securities that have not been deemed liquid, held by the Funds at December 31, 2008.

			Value End
	Acquisition		of Period	Percent of
	Date	Cost	12/31/2008	Net Assets
JNL/Capital Guardian Global Balanced Fund
AES Panama SA, 6.35%, 12/12/16	01/04/2008	$ 297	$ 244	0.1%
Charter Communications Operating LLC, 8.38%, 04/30/14	12/13/2007	196	153	0.1
DBS Bank Ltd. Singapore, 7.88%, 04/15/10	06/05/2008	156	155	0.1
Gaz Capital SA, 6.51%, 03/07/22	11/28/2007	385	238	0.1
Kinross Gold Corp., 1.75%, 03/15/28	12/02/2008	175	198	0.1
Liberty Mutual Group Inc., 7.50%, 08/15/36	11/28/2007	261	152	0.1
Orascom Construction Industries - GDR	12/12/2007	839	219	0.1
QBE Insurance Group Ltd.	12/09/2007	635	621	0.3
Santander Perpetual SA Unipersonal, 6.67% (callable at 100 beginning 10/24/17)	06/04/2008	392	254	0.1
Societe Generale, 5.75%, 04/20/16	08/07/2008	142	137	0.1
Standard Chartered Bank, 6.40%, 09/26/17	12/18/2007	299	261	0.1
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/01/15	08/22/2008	200	142	0.1
UniCredito Luxemburg Finance, 6.00%, 10/31/17	12/18/2007	148	125	0.1
Univision Communications Inc., 9.75%, 03/15/15	12/14/2007	171	22	-
Total Restricted Securities		$ 4,296	$ 2,921	1.5%

JNL/Capital Guardian International Small Cap Fund
Aricom Plc	12/06/2007	$ 2,807	$ 254	0.6%
Gunns Ltd.	12/07/2007	1,720	599	1.3
Hypermarcas SA	04/18/2008	133	74	0.2
Olam International Ltd.	04/03/2008	601	307	0.7
Total Restricted Securities		$ 5,261	$ 1,234	2.8%

JNL/Franklin Templeton Mutual Shares Fund
Cerberus Capital Management LP	08/06/2007	$ 888	$ 178	0.1%

Cerberus Capital Management LP	08/06/2007	888	178	0.1
Cerberus Capital Management LP	08/06/2007	444	89	-
Cerberus Capital Management LP, 12.00%, 07/31/14	08/07/2007	780	156	0.1
Cerberus Capital Management LP, 12.00%, 07/31/14	08/07/2007	780	156	0.1
Cerberus Capital Management LP, 12.00%, 07/31/14	08/07/2007	390	79	-
Harrah's Investment LP	01/16/2008	39	12	-
Pontus I, 05/27/09	01/23/2008	288	46	-
Pontus II Claim on HMH Publishing, 9.14%, 07/24/09	02/13/2008	255	32	-
Pontus II Trust, 9.14%, 06/25/09	03/03/2008	127	16	-
Pontus III (Calpine Leveraged Loan) Credit Claim, 6.14%, 07/24/09	02/26/2008	260	160	0.1
Total Restricted Securities		$ 5,139	$ 1,102	0.5%

JNL/Goldman Sachs Core Plus Bond Fund
Applied Extrusion Technologies Inc. - Class B	05/05/2005	$ 42	$ 4	-%
BAT International Finance Plc, 9.50%, 11/15/18	11/17/2008	1,150	1,278	0.1
Cargill Inc., 5.20%, 01/22/13	01/18/2008	1,424	1,305	0.2
CIT Mortgage Loan Trust REMIC, 1.47%, 05/25/09	10/11/2007	1,894	1,373	0.2
CIT Mortgage Loan Trust REMIC, 1.72%, 01/25/10	10/11/2007	700	280	-
CIT Mortgage Loan Trust REMIC, 1.92%, 09/25/24	10/11/2007	1,280	384	0.1
Contifinancial Corp. Liquidating Trust	03/29/2007	-	2	-
El Paso Performance-Linked Trust, 7.75%, 07/15/11	07/13/2006	1,291	1,117	0.2
Federal Home Loan Mortgage Corp. REMIC, 1156.50%, 06/15/21	02/29/2000	-	1	-
Federal Home Loan Mortgage Corp. REMIC, 0.00%, 08/15/35 (0.00% until LIBOR reaches 6.50%)	08/18/2008	59	55	-
Federal Home Loan Mortgage Corp. REMIC, 0.00%, 09/15/35 (0.00% until LIBOR reaches 7.00%)	05/30/2007	465	446	0.1
Federal Home Loan Mortgage Corp. REMIC, 0.00%, 04/15/37 (0.00% until LIBOR reaches 6.75%)	05/16/2007	408	406	0.1
Federal National Mortgage Association REMIC, 0.00%, 05/25/35 (0.00% until LIBOR reaches 7.00%)	05/30/2007	153	159	-
Federal National Mortgage Association REMIC, 0.00%, 09/25/36 (0.00% until LIBOR reaches 7.00%)	05/30/2007	225	224	-
First Union National Bank Commercial Mortgage Trust - Interest Only REMIC, 0.56%, 05/17/32	01/08/2003	152	103	-
GSMPS Mortgage Loan Trust, 2.71%, 02/25/35	05/08/2006	180	127	-
Merit Securities Corp. REMIC, 1.97%, 09/28/32	12/10/2002	431	332	0.1
R.H. Donnelley Corp., 11.75%, 05/15/15	07/09/2008	312	60	-
Radnor Holdings Corp., 11.00%, 03/15/10	11/13/2003	126	-	-
Rainbow National Services LLC, 10.38%, 09/01/14	01/05/2005	85	71	-
Safety-Kleen Services Inc., 9.25%, 06/01/08	10/04/1999	397	-	-
Sail Net Interest Margin Notes, 7.75%, 04/27/33	05/23/2003	6	-	-
Sail Net Interest Margin Notes, 5.50%, 03/27/34	12/22/2004	45	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2008

			Value End
	Acquisition		of Period	Percent of
	Date	Cost	12/31/2008	Net Assets
JNL/Goldman Sachs Core Plus Bond Fund (continued)
Verizon Wireless Capital LLC, 8.50%, 11/15/18	11/19/2008	$ 1,003	$ 1,142	-%
ZFS Finance USA Trust I, 5.88%, 05/09/32	05/04/2007	1,225	428	0.1
Total Restricted Securities		$ 13,053	$ 9,297	1.2%

JNL/Goldman Sachs Emerging Markets Debt Fund
Standard Bank Plc Credit Linked Note (Republic of Nigeria, 0.00%, 05/11/09, S&P rating BB)	11/14/2008	$ 10	$ 692	2.3%

JNL/Goldman Sachs Short Duration Bond Fund
BNP Paribas Capital Trust, 9.00% (callable at 100 beginning 10/27/10)	06/02/2006	$ 1,658	$ 963	0.3%
CIT Mortgage Loan Trust REMIC, 1.47%, 05/25/09	10/11/2007	1,238	898	0.3
CIT Mortgage Loan Trust REMIC, 1.72%, 01/25/10	10/11/2007	430	172	0.1
CIT Mortgage Loan Trust REMIC, 1.92%, 09/25/24	10/11/2007	880	264	0.1
Federal Home Loan Mortgage Corp. REMIC, 0.00%, 03/15/37 (0.00% until LIBOR reaches 7.25%)	08/18/2008	302	286	0.1
Federal National Mortgage Association REMIC, Interest Only, 2.70%, 08/25/35	07/06/2006	27	2	-
Federal National Mortgage Association REMIC, 0.00%, 02/25/37 (0.00% until LIBOR reaches 7.25%)	04/10/2007	498	493	0.2
Total Restricted Securities		$ 5,033	$ 3,078	1.1%

JNL/JPMorgan MidCap Growth Fund
Apollo Global Management LLC	11/02/2007	$ 2,028	$ 73	-%

JNL/Mellon Capital Management International Index Fund

Olam International Ltd.	06/01/2005	$ 97	$ 45	-%

JNL/PIMCO Total Return Bond Fund
DG Funding Trust, 5.05% (callable at 10,000 beginning 12/31/09)	11/10/2003	$ 4,427	$ 4,193	0.2%

JNL/PPM America High Yield Bond Fund
Axiohm Transaction Solutions Inc.	07/30/2001	$ 127	$ -	-%
Georgia-Pacific Corp., Term Loan B, 4.18%, 06/30/11	10/03/2008	2,029	1,975	1.0
Home Interior Gift Inc.	02/22/2006	174	4	-
Manitoba Telecom Services Inc.	06/10/2005	-	15	-
Mattress Discounters Corp.	07/11/2003	96	-	-
Newsday Secured, 0.00%, 12/31/49	07/10/2008	800	659	0.3
Telesat Canada, 12.50%, 11/01/17	12/31/2008	315	300	0.2
Texas Competitive Electric Holdings Co. LLC, Term Loan B, 0.00%, 06/30/11	10/03/2008	3,223	2,800	1.5
Total Restricted Securities		$ 6,764	$ 5,753	3.0%

JNL/Select Money Market Fund
MetLife Funding Agreement, 3.15%, 02/02/09	03/01/2005	$ 9,000	$ 9,000	0.7%

JNL/T. Rowe Price Mid-Cap Growth Fund
Agnico-Eagle Mines Ltd. Private Placement	12/03/2008	$ 348	$ 585	0.1%
Agnico-Eagle Mines Ltd. Warrants	12/03/2008	30	116	-
Total Restricted Securities		$ 378	$ 701	0.1%

JNL/T. Rowe Price Value Fund
Merrill Lynch & Co. Inc. Private Placement	08/07/2008	$ 3,000	$ 1,203	0.3%

Investments in Affiliates - See Note 3 Investments in Affiliatesin the Notes to the Financial Statements for further discussion of investments in affiliates. The JNL/Mellon Capital Management

International Index Fund invested in Prudential plc, the parent company of Jackson National Life Insurance Company®. The JNL/Mellon Capital Management S&P 500 Index Fund invested in

Bank of New York Mellon Corp., the parent company of its subadviser. The following table includes transactions of affiliates for the period ended December 31, 2008.

	Value					Value
	Beginning			Dividend		End
	of Period		Sales	Income	Realized	of Period
Affiliate	12/31/2007	Purchases	Proceeds	Received	Gain (Loss)	12/31/2008
Bank of New York Mellon Corp.	$ 2,815	$ 335	$ 62	$ 56	$ 27	$ 1,841
Prudential plc	1,589	123	91	40	12	698

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2008

Schedule of SFAS No. 157 Fair Value Measurements - This standard establishes a definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Please see Note 2 in the Notes to the Financial Statements.

The following table summarizes the Fund's assets as of December 31, 2008 by level:

	Investments in Securities				Investments in Other Financial Instruments*
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL/AIM International Growth Fund	$ 52,578	$ 236,756	$ -	$ 289,334	$ -	$ -	$ -	$ -
JNL/AIM Large Cap Growth Fund	335,061	30,780	-	365,841	-	-	-	-
JNL/AIM Global Real Estate Fund	64,971	112,672	-	177,643	-	-	-	-
JNL/AIM Small Cap Growth Fund	40,928	10,560	-	51,488	-	-	-	-
JNL/Capital Guardian Global Balanced Fund	60,125	162,302	226	222,653	-	374	-	374
JNL/Capital Guardian Global Diversified Research Fund	77,522	122,233	150	199,905	-	-	-	-
JNL/Capital Guardian International Small Cap Fund	10,899	41,001	65	51,965	-	761	-	761
JNL/Capital Guardian U.S. Growth Equity Fund	198,748	37,414	-	236,162	-	-	-	-
JNL/Credit Suisse Global Natural Resources Fund	90,813	138,969	-	229,782	-	-	-	-
JNL/Credit Suisse Long/Short Fund	49,404	-	-	49,404	-	-	-	-
JNL/Eagle Core Equity Fund	42,669	-	-	42,669	-	-	-	-
JNL/Eagle SmallCap Equity Fund	172,682	46,266	-	218,948	-	-	-	-
JNL/Franklin Templeton Founding Strategy Fund	580,834	-	-	580,834	-	-	-	-
JNL/Franklin Templeton Global Growth Fund	120,600	128,966	611	250,177	-	-	-	-
JNL/Franklin Templeton Income Fund	169,731	323,909	488	494,128	-	-	-	-
JNL/Franklin Templeton Mutual Shares Fund	163,754	89,611	1,110	254,475	-	3,559	-	3,559
JNL/Franklin Templeton Small Cap Value Fund	87,911	21,271	-	109,182	-	-	-	-
JNL/Goldman Sachs Core Plus Bond Fund	23,642	621,178	2,502	647,322	3,982	7,569	177	11,728
JNL/Goldman Sachs Emerging Markets Debt Fund	7,284	6,730	6,314	20,328	-	470	221	691
JNL/Goldman Sachs Mid Cap Value Fund	135,889	14,895	-	150,784	-	-	-	-
JNL/Goldman Sachs Short Duration Bond Fund	24,723	296,944	1,334	323,001	3,171	1,521	-	4,692
JNL/JPMorgan International Value Fund	20,879	356,251	8,492	385,622	116	6,799	-	6,915
JNL/JPMorgan MidCap Growth Fund	92,996	14,505	73	107,574	-	-	-	-
JNL/JPMorgan U.S. Government & Quality Bond Fund	116,256	690,757	847	807,860	-	-	-	-
JNL/Lazard Emerging Markets Fund	93,647	144,763	-	238,410	-	-	-	-
JNL/Lazard Mid Cap Equity Fund	128,629	22,791	-	151,420	-	-	-	-
JNL/Lazard Small Cap Equity Fund	73,024	18,681	-	91,705	-	-	-	-
JNL/M&G Global Basics Fund	1,694	3,058	-	4,752	-	-	-	-
JNL/M&G Global Leaders Fund	2,399	2,206	-	4,605	-	-	-	-
JNL/Mellon Capital Management 10 X 10 Fund	100,375	-	-	100,375	-	-	-	-
JNL/Mellon Capital Management Index 5 Fund	60,412	-	-	60,412	-	-	-	-
JNL/Mellon Capital Management European 30 Fund	4	2,125	-	2,129	-	-	-	-
JNL/Mellon Capital Management Pacific Rim 30 Fund	4	3,266	121	3,391	-	-	-	-
JNL/Mellon Capital Management S&P 500 Index Fund	464,501	36,177	-	500,678	383	-	-	383
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	296,731	75,219	-	371,950	195	-	-	195
JNL/Mellon Capital Management Small Cap Index Fund	254,106	63,157	-	317,263	92	-	-	92
JNL/Mellon Capital Management International Index Fund	11,622	409,335	6,093	427,050	260	426	-	686
JNL/Mellon Capital Management Bond Index Fund	11,087	477,030	74	488,191	-	-	-	-
JNL/Mellon Capital Management Enhanced S&P 500
Stock Index Fund	49,105	205	-	49,310	25	-	-	25

JNL/Oppenheimer Global Growth Fund	77,560	127,158	1,924	206,642	-	-	-	-
JNL/PAM Asia ex-Japan Fund	700	8,267	-	8,967	-	-	-	-
JNL/PAM China-India Fund	1,464	25,522	230	27,216	-	-	-	-
JNL/PIMCO Real Return Fund	378	1,692,727	5	1,693,110	9,657	21,422	372	31,451
JNL/PIMCO Total Return Bond Fund	43,120	2,113,541	1,699	2,158,360	26,532	19,381	261	46,174
JNL/PPM America Core Equity Fund	100,832	4,863	-	105,695	-	-	-	-
JNL/PPM America High Yield Bond Fund	33,711	193,015	158	226,884	-	-	-	-
JNL/PPM America Mid Cap Value Fund	5,082	-	-	5,082	-	-	-	-
JNL/PPM America Small Cap Value Fund	8,451	-	-	8,451	-	-	-	-
JNL/PPM America Value Equity Fund	88,501	5,457	-	93,958	-	-	-	-
JNL/Red Rocks Listed Private Equity Fund	5,249	10,236	-	15,485	-	-	-	-
JNL/S&P Managed Conservative Fund	407,491	-	-	407,491	-	-	-	-
JNL/S&P Managed Moderate Fund	557,703	-	-	557,703	-	-	-	-
JNL/S&P Managed Moderate Growth Fund	998,111	-	-	998,111	-	-	-	-
JNL/S&P Managed Growth Fund	808,930	-	-	808,930	-	-	-	-
JNL/S&P Managed Aggressive Growth Fund	414,790	-	-	414,790	-	-	-	-
JNL/S&P Retirement Income Fund	48,776	-	-	48,776	-	-	-	-
JNL/S&P Retirement 2015 Fund	27,087	-	-	27,087	-	-	-	-
JNL/S&P Retirement 2020 Fund	11,330	-	-	11,330	-	-	-	-
JNL/S&P Retirement 2025 Fund	6,838	-	-	6,838	-	-	-	-
JNL/S&P Disciplined Moderate Fund	58,071	-	-	58,071	-	-	-	-
JNL/S&P Disciplined Moderate Growth Fund	74,462	-	-	74,462	-	-	-	-
JNL/S&P Disciplined Growth Fund	26,137	-	-	26,137	-	-	-	-
JNL/S&P Moderate Retirement Strategy Fund	1,108	-	-	1,108	-	-	-	-
JNL/S&P Moderate Growth Retirement Strategy Fund	584	-	-	584	-	-	-	-
JNL/S&P Growth Retirement Strategy Fund	615	-	-	615	-	-	-	-
JNL/S&P Competitive Advantage Fund	91,925	12,091	-	104,016	-	-	-	-
JNL/S&P Dividend Income & Growth Fund	102,866	12,161	-	115,027	-	-	-	-
JNL/S&P Intrinsic Value Fund	98,463	15,613	-	114,076	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2008

Schedule of SFAS No. 157 Fair Value Measurements (continued)

The following table summarizes the Fund's assets as of December 31, 2008 by level (continued):

	Investments in Securities					Investments in Other Financial Instruments*
	Level 1	Level 2	Level 3	Total		Level 1	Level 2	Level 3	Total
JNL/S&P Total Yield Fund	$ 106,226	$ 27,845	$ -	$ 134,071		$ -	$ -	$ -	$ -
JNL/S&P 4 Fund	265,195	-	-	265,195		-	-	-	-
JNL/Select Balanced Fund	296,946	216,536	188	513,670		-	-	-	-
JNL/Select Money Market Fund	87	1,356,976	-	1,357,063		-	-	-	-
JNL/Select Value Fund	498,354	7,097	-	505,451		-	-	-	-
JNL/T. Rowe Price Established Growth Fund	573,245	104,948	-	678,193		-	-	-	-
JNL/T. Rowe Price Mid-Cap Growth Fund	449,983	120,466	701	571,150		-	-	-	-
JNL/T. Rowe Price Value Fund	405,241	57,063	1,203	463,507		-	-	-	-

The following table summarizes the Fund's liabilities as of December 31, 2008 by level:

	Investments in Securities					Investments in Other Financial Instruments*
	Level 1	Level 2	Level 3	Total		Level 1	Level 2	Level 3	Total
JNL/Capital Guardian Global Balanced Fund	$ -	$ -	$ -	$ -		$ -	$ (467)	$ -	$ (467)
JNL/Capital Guardian International Small Cap Fund	-	-	-	-		-	(259)	-	(259)
JNL/Credit Suisse Long/Short Fund	(6,978)	-	-	(6,978)		-	-	-	-
JNL/Franklin Templeton Mutual Shares Fund	-	-	-	-		(6)	(3,435)	-	(3,441)
JNL/Goldman Sachs Core Plus Bond Fund	-	(41,963)	-	(41,963)		-	(7,773)	-	(7,773)
JNL/Goldman Sachs Emerging Markets Debt Fund	-	-	-			-	(117)	-	(117)
JNL/Goldman Sachs Short Duration Bond Fund	-	-	-	-		(76)	(2,892)	-	(2,968)
JNL/JPMorgan International Value Fund	-	-	-	-		-	(5,955)	-	(5,955)
JNL/Mellon Capital Management International Index Fund	-	-	-	-		(23)	(182)	-	(205)
JNL/PIMCO Real Return Fund	-	(234,836)	-	(234,836)		(9)	(46,235)	(781)	(47,025)
JNL/PIMCO Total Return Bond Fund	-	(642)	-	(642)		(289)	(55,435)	(1,368)	(57,092)

The following table is a reconciliation of level 3 investments for which significant unobservable inputs were used to determine fair value:

				Transfers In			Change In Unrealized
	Balance At	Total Realized	Net	and/or (Out) of	Balance At		Appreciation/Depreciation during
	Beginning of	and Unrealized	Purchases/	Level 3 During	End of		the Year for Level 3 Investments
	Year	Gain/(Loss)	(Sales)	the Year	Year		Held at December 31, 2008***
JNL/Capital Guardian Global Balanced Fund	$ 53	$ (1,261)	$ 694	$ 740				$ (40)
JNL/Capital Guardian Global Diversified Research Fund	-	31	119	-				31
JNL/Capital Guardian International Small Cap Fund	-	20	45	-				20
JNL/Franklin Templeton Global Growth Fund	-	(705)	(1,570)	2,886				188
JNL/Franklin Templeton Income Fund	9,808	516	(3,170)	(6,666)				(501)
JNL/Franklin Templeton Mutual Shares Fund	3,594	(3,085)	601	-				(3,478)
JNL/Goldman Sachs Core Plus Bond Fund		-
Investments in Securities	52,180	(5,180)	(7,482)	(37,016)				(1,794)
Investments in Other Financial Instruments*	-	177	-**	-				177
JNL/Goldman Sachs Emerging Markets Debt Fund		-
Investments in Securities	-	(427)	6,741	-				(427)
Investments in Other Financial Instruments*	-	221	-**	-				221
JNL/Goldman Sachs Short Duration Bond Fund	30,423	(1,971)	(3,538)	(23,580)				(1,091)
JNL/JPMorgan International Value Fund	-	1,337	7,155	-				1,705
JNL/JPMorgan MidCap Growth Fund	1,596	(1,523)	-	-				(2)
JNL/JPMorgan U.S. Government & Quality Bond Fund	2,095	(876)	(372)	-				(875)
JNL/Lazard Emerging Markets Fund	2,747	-	-	(2,747)				-

JNL/Mellon Capital Management Pacific Rim 30 Fund	-	5	116	-	5
JNL/Mellon Capital Management International Index Fund	-	(2,099)	188	8,004	(2,113)
JNL/Mellon Capital Management Bond Index Fund	-	(4)	(11)	89	(2)
JNL/Oppenheimer Global Growth Fund	-	(1,262)	1,025	2,161	(1,091)
JNL/PAM China-India Fund	-	(806)	920	116	(565)
JNL/PIMCO Real Return Fund		-
Investments in Securities	5,204	(26)	(1,472)	(3,701)	(40)
Investments in Other Financial Instruments*	(610)	221	-**	(20)	(55)
JNL/PIMCO Total Return Bond Fund		-
Investments in Securities	10,820	1,076	(6,157)	(4,040)	1,030
Investments in Other Financial Instruments*	(351)	(786)	-**	30	(1,023)
JNL/PPM America High Yield Bond Fund	409	(60)	(232)	41	(65)
JNL/Select Balanced Fund	-	(74)	-	262	(74)
JNL/T. Rowe Price Mid-Cap Growth Fund	-	323	378	-	323
JNL/T. Rowe Price Value Fund	-	(1,797)	3,000	-	(1,797)

* Investments in other financial instruments are derivative instruments not reflected in the Schedule of Investments and include, but are not limited to, forward foreign currency contracts, futures contracts, floor options, options written, and swap agreements. All derivatives, except for floor options and options written are reflected at the unrealized appreciation/(depreciation) on the instrument. Written floor options and options are reflected at market value.

** Net purchases (sales) of derivatives for the following funds were: JNL/Goldman Sachs Core Plus Bond Fund $0; JNL/Goldman Sachs Emerging Markets Debt Fund $0; JNL/PIMCO Real Return Fund ($987); and JNL/PIMCO Total Return Bond Fund totaled $269. *** The change in unrealized appreciation/(depreciation) for level 3 investments held at December 31, 2008 is included in Net change in unrealized appreciation or depreciation on investments and swaps in the Statements of Operations.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Schedule of Written Options (in thousands except contracts):

JNL/Franklin Templeton Mutual Shares Fund	Expiration Date	Exercise Price	Contracts	Value
Yahoo! Inc. Call Option	01/17/2009	$12.50	43	$ (3)
Yahoo! Inc. Call Option	01/17/2009	14.00	90	(3)
Yahoo! Inc. Call Option	01/17/2009	15.00	3	-
			136	$ (6)
JNL/PIMCO Real Return Fund
Call Swaption, 3 month LIBOR versus 3.50% fixed	05/06/2009	N/A	50	$ (368)
Call Swaption, 3 month LIBOR versus 3.50% fixed	05/06/2009	N/A	85	(626)
Call Swaption, 3 month LIBOR versus 5.37% fixed	09/20/2010	N/A	200	(327)
Eurodollar Future Put Option	03/16/2009	98.50	60	(9)
Put Swaption, 3 month LIBOR versus 2.75% fixed	05/22/2009	N/A	68	(75)
Put Swaption, 3 month LIBOR versus 2.75% fixed	05/22/2009	N/A	45	(49)
Put Swaption, 3 month LIBOR versus 2.75% fixed	05/22/2009	N/A	22	(24)
Put Swaption, 3 month LIBOR versus 5.37% fixed	09/20/2010	N/A	200	(7)
			730	$ (1,485)
JNL/PIMCO Total Return Bond Fund
Call Swaption, 3 month LIBOR versus 4.15% fixed	08/03/2009	N/A	49	$ (425)
Call Swaption, 3 month LIBOR versus 4.20% fixed	07/02/2009	N/A	50	(450)
Call Swaption, 3 month LIBOR versus 4.25% fixed	02/02/2009	N/A	222	(2,669)
Call Swaption, 3 month LIBOR versus 4.30% fixed	02/02/2009	N/A	5	(50)
Call Swaption, 3 month LIBOR versus 4.40% fixed	08/03/2009	N/A	34	(419)
Call Swaption, 3 month LIBOR versus 4.40% fixed	08/03/2009	N/A	228	(2,808)
Call Swaption, 3 month LIBOR versus 4.55% fixed	08/03/2009	N/A	124	(1,640)
Call Swaption, 3 month LIBOR versus 4.60% fixed	02/02/2009	N/A	104	(1,486)
Eurodollar Future Put Option	03/16/2009	98.00	151	(13)
Eurodollar Future Put Option	03/16/2009	98.50	158	(23)
Put Swaption, 3 month LIBOR versus 2.75% fixed	05/22/2009	N/A	20	(22)
Put Swaption, 3 month LIBOR versus 2.75% fixed	05/22/2009	N/A	35	(38)
Put Swaption, 3 month LIBOR versus 2.75% fixed	05/22/2009	N/A	45	(49)
Put Swaption, 3 month LIBOR versus 2.75% fixed	05/22/2009	N/A	105	(115)
Put Swaption, 3 month LIBOR versus 3.60% fixed	02/23/2009	N/A	15	(5)
U.S. 5-Year Treasury Note Future Put Option	02/20/2009	118.00	164	(140)
U.S. 10-Year Treasury Note Future Put Option	02/20/2009	124.00	69	(113)
			1,578	$ (10,465)

Summary of Written Options (in thousands except contracts):

	Number of Contracts	Premiums
JNL/Franklin Templeton Mutual Shares Fund
Options outstanding at December 31, 2007	2,612	$ 27
Options written during the period	171	44
Options closed during the period	(41)	(27)
Options exercised during the period	-	-
Options expired during the period	(2,606)	(22)
Options outstanding at December 31, 2008	136	$ 22

JNL/PIMCO Real Return Fund
Options outstanding at December 31, 2007	2,808	$ 1,284
Options written during the period	3,666	3,352
Options closed during the period	(1,370)	(810)
Options exercised during the period	(432)	(366)
Options expired during the period	(3,942)	(2,921)
Options outstanding at December 31, 2008	730	$ 539

JNL/PIMCO Total Return Bond Fund
Options outstanding at December 31, 2007	2,370	$ 2,439
Options written during the period	2,606,087	8,014
Options closed during the period	(2,603,252)	(4,569)
Options exercised during the period	-	-
Options expired during the period	(3,177)	(2,978)
Options outstanding at December 31, 2008	2,028	$ 2,906

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Schedule of Open Futures Contracts (in thousands except contracts):

		Unrealized
	Contracts	Appreciation/
	Long/(Short)	(Depreciation)
JNL/Goldman Sachs Core Plus Bond Fund
90-Day Eurodollar Future
Expiration March 2009	13	$ 29
90-Day Eurodollar Future
Expiration June 2009	13	27
90-Day Eurodollar Future
Expiration September 2009	13	26
Euro-Bobl Future
Expiration March 2009	105	112
U.K. Long Gilt Future
Expiration March 2009	25	281
U.S. Treasury Note Future, 2-Year
Expiration March 2009	49	62
U.S. Treasury Note Future, 5-Year
Expiration March 2009	375	1,397
U.S. Treasury Note Future, 10-Year
Expiration March 2009	202	1,537
U.S. Treasury Note Future, 20-Year
Expiration March 2009	193	511
		$ 3,982

JNL/Goldman Sachs Short Duration Bond Fund
90-Day Eurodollar Future
Expiration June 2009	35	$ 61
90-Day Eurodollar Future
Expiration September 2009	32	49
90-Day Eurodollar Future
Expiration December 2009	(12)	(17)
90-Day Eurodollar Future
Expiration March 2010	(29)	(33)
90-Day Eurodollar Future
Expiration June 2010	(29)	(26)
U.S. Treasury Bond Future, 20-Year
Expiration March 2009	(11)	37
U.S. Treasury Note Future, 2-Year
Expiration March 2009	686	1,515
U.S. Treasury Note Future 5-Year
Expiration March 2009	195	432
U.S. Treasury Note Future, 10-Year
Expiration March 2009	141	1,077
		$ 3,095

JNL/JPMorgan International Value Fund
Dow Jones Euro Stoxx 50 Index Future
Expiration March 2009	84	$ 13
FTSE 100 Index Future
Expiration March 2009	65	32
Topix Index Future
Expiration March 2009	19	71
		$ 116

JNL/Mellon Capital Management S&P 500 Index Fund
S&P 500 E-Mini Index Future
Expiration March 2009	426	$ 383

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
S&P MidCap 400 E-Mini Index Future
Expiration March 2009	86	$ 195

JNL/Mellon Capital Management Small Cap Index Fund
Russell 2000 Mini Index Future
Expiration March 2009	44	$ 92

JNL/Mellon Capital Management International Index Fund
Dow Jones Euro Stoxx 50 Index Future
Expiration March 2009	188	$ (23)
FTSE 100 Index Future
Expiration March 2009	66	119
Topix Index Future
Expiration March 2009	36	141
		$ 237

		Unrealized
	Contracts	Appreciation/
	Long/(Short)	(Depreciation)
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
S&P 500 E-Mini Index Future
Expiration March 2009	37	$ 25

JNL/PIMCO Real Return Fund
90-Day British Pound Sterling Future
Expiration March 2009	28	$ 178
90-Day British Pound Sterling Future
Expiration June 2009	95	746
90-Day British Pound Sterling Future
Expiration September 2009	9	52
90-Day British Pound Sterling Future
Expiration December 2009	9	46
3-Month Euro Euribor Future
Expiration March 2009	60	401
3-Month Euro Euribor Future
Expiration June 2009	215	1,452
3-Month Euro Euribor Future
Expiration September 2009	98	675
3-Month Euro Euribor Future
Expiration December 2009	50	333
90-Day Eurodollar Future
Expiration March 2009	44	211
90-Day Eurodollar Future
Expiration June 2009	271	1,489
90-Day Eurodollar Future
Expiration September 2009	272	1,632
90-Day Eurodollar Future
Expiration December 2009	176	1,025
90-Day Eurodollar Future
Expiration March 2010	266	1,267
90-Day Eurodollar Future
Expiration June 2010	16	32
90-Day Eurodollar Future
Expiration September 2010	62	100
U.S. Treasury Note Future, 2-Year
Expiration March 2009	9	18
		$ 9,657

JNL/PIMCO Total Return Bond Fund
90-Day British Pound Sterling Future
Expiration March 2009	366	$ 3,163
90-Day British Pound Sterling Future
Expiration June 2009	235	2,038
90-Day British Pound Sterling Future
Expiration December 2009	19	102
3-Month Euro Euribor Future
Expiration March 2009	72	760
3-Month Euro Euribor Future
Expiration June 2009	43	484
90-Day Eurodollar Future
Expiration March 2009	1,441	8,678
90-Day Eurodollar Future
Expiration June 2009	898	4,751
90-Day Eurodollar Future
Expiration September 2009	496	2,536
90-Day Eurodollar Future
Expiration December 2009	389	1,998
90-Day Eurodollar Future
Expiration March 2010	293	1,595
90-Day Eurodollar Future
Expiration June 2010	14	78
90-Day Eurodollar Future
Expiration September 2010	14	80
U.S. Treasury Note Future, 2-Year
Expiration March 2009	173	247
U.S. Treasury Note Future, 5-Year
Expiration March 2009	349	22
		$ 26,532

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Summary of Open Forward Foreign Currency Contracts (in thousands):

Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)
JNL/Capital Guardian Global Balanced Fund
AUD/CHF	01/07/2009	(639)	CHF	$ (601)	$ (73)
AUD/USD	01/07/2009	806	AUD	562	34
EUR/GBP	01/16/2009	(300)	GBP	(431)	19
EUR/GBP	01/16/2009	(1,375)	GBP	(1,976)	151
EUR/USD	01/16/2009	338	EUR	469	19
EUR/USD	01/16/2009	1,479	EUR	2,055	(71)
EUR/USD	01/29/2009	399	EUR	554	(15)
GBP/CHF	01/16/2009	(417)	CHF	(392)	(39)
GBP/USD	01/16/2009	236	GBP	339	(15)
JPY/CAD	01/09/2009	(212)	CAD	(172)	(5)
JPY/CAD	01/29/2009	(293)	CAD	(237)	7
JPY/CAD	01/29/2009	(770)	CAD	(624)	18
JPY/EUR	01/16/2009	(825)	EUR	(1,146)	41
JPY/MXN	01/29/2009	(7,155)	MXN	(513)	32
JPY/USD	01/07/2009	561	JPY	6	-
JPY/USD	01/09/2009	15,562	JPY	172	5
JPY/USD	01/16/2009	103,727	JPY	1,145	(42)
JPY/USD	01/16/2009	415,791	JPY	4,588	(161)
JPY/USD	01/29/2009	48,335	JPY	534	(11)
JPY/USD	01/29/2009	21,302	JPY	235	(9)
JPY/USD	01/29/2009	56,043	JPY	619	(23)
USD/BRL	01/09/2009	(145)	BRL	(62)	(3)
USD/EUR	01/16/2009	(1,000)	EUR	(1,389)	48
USD/JPY	01/06/2009	(6,569)	JPY	(72)	-
USD/JPY	01/23/2009	(29,807)	JPY	(329)	-
				$ 3,334	$ (93)

JNL/Capital Guardian Global Diversified Research Fund
JPY/USD	01/05/2009	35,223	JPY	$ 389	$ -
JPY/USD	01/06/2009	1,842	JPY	20	-
				$ 409	$ -

JNL/Capital Guardian International Small Cap Fund
GBP/USD	01/07/2009	700	GBP	$ 1,007	$ (232)
JPY/CAD	01/29/2009	(252)	CAD	(204)	6
JPY/CAD	01/29/2009	(662)	CAD	(536)	15
JPY/USD	01/07/2009	2,829	JPY	31	-
JPY/USD	01/29/2009	18,307	JPY	202	(7)
JPY/USD	01/29/2009	48,164	JPY	532	(20)
USD/GBP	01/07/2009	(700)	GBP	(1,007)	370
USD/GBP	01/07/2009	(700)	GBP	(1,007)	370
				$ (982)	$ 502

JNL/Franklin Templeton Mutual Shares Fund
CAD/USD	02/27/2009	93	CAD	$ 75	$ 3
CAD/USD	02/27/2009	90	CAD	73	3
CAD/USD	02/27/2009	450	CAD	365	9
CHF/USD	02/09/2009	798	CHF	750	44
DKK/USD	01/23/2009	1,000	DKK	187	13
DKK/USD	01/23/2009	100	DKK	19	2
DKK/USD	01/23/2009	2,700	DKK	504	52
DKK/USD	01/23/2009	1,000	DKK	187	(5)
DKK/USD	01/23/2009	700	DKK	131	-
DKK/USD	01/23/2009	577	DKK	108	(1)
DKK/USD	01/23/2009	854	DKK	159	(3)
DKK/USD	01/23/2009	459	DKK	86	-
EUR/USD	05/13/2009	387	EUR	536	37
EUR/USD	05/13/2009	1,800	EUR	2,492	219
GBP/USD	01/12/2009	1,550	GBP	2,228	(384)
JPY/USD	02/19/2009	26,000	JPY	287	(4)
NOK/USD	05/19/2009	2,500	NOK	355	8
NOK/USD	05/19/2009	1,000	NOK	142	3
SEK/USD	03/16/2009	3,000	SEK	379	(34)
SEK/USD	03/16/2009	1,700	SEK	215	(23)
SGD/USD	03/24/2009	380	SGD	263	3
SGD/USD	03/24/2009	250	SGD	173	8
SGD/USD	03/24/2009	120	SGD	83	5
USD/CAD	02/27/2009	(752)	CAD	(610)	(17)
USD/CAD	02/27/2009	(140)	CAD	(113)	1
USD/CHF	02/09/2009	(110)	CHF	(103)	-
USD/CHF	02/09/2009	(5,355)	CHF	(5,036)	57
USD/CHF	02/09/2009	(340)	CHF	(320)	(12)
USD/CHF	02/09/2009	(151)	CHF	(142)	(16)
USD/CHF	02/09/2009	(200)	CHF	(188)	(21)
USD/DKK	01/23/2009	(1,200)	DKK	(224)	14
USD/DKK	01/23/2009	(10,714)	DKK	(1,998)	(109)
USD/DKK	01/23/2009	(600)	DKK	(112)	(8)
USD/EUR	05/13/2009	(19,770)	EUR	(27,369)	(2,596)
USD/EUR	05/13/2009	(184)	EUR	(255)	(25)
USD/EUR	05/13/2009	(720)	EUR	(997)	(63)
USD/GBP	01/12/2009	(8,652)	GBP	(12,436)	2,624
USD/GBP	01/12/2009	(600)	GBP	(862)	26

Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)
JNL/Franklin Templeton Mutual Shares Fund (continued)
USD/GBP	01/12/2009	(150)	GBP	$ (216)	$ 15
USD/GBP	01/12/2009	(350)	GBP	(503)	13
USD/GBP	01/12/2009	(83)	GBP	(119)	4
USD/GBP	01/12/2009	(103)	GBP	(149)	3
USD/JPY	02/19/2009	(126,920)	JPY	(1,402)	(84)
USD/JPY	02/19/2009	(10,000)	JPY	(110)	(5)
USD/JPY	02/19/2009	(11,592)	JPY	(128)	(6)
USD/KRW	04/06/2009	(1,240,000)	KRW	(996)	46
USD/NOK	05/19/2009	(17,382)	NOK	(2,470)	(5)
USD/NOK	05/19/2009	(1,500)	NOK	(213)	1
USD/NOK	05/19/2009	(1,200)	NOK	(171)	(2)
USD/NOK	05/19/2009	(1,180)	NOK	(168)	(1)
USD/NOK	05/19/2009	(1,000)	NOK	(142)	-
USD/SEK	03/16/2009	(595)	SEK	(75)	12
USD/SEK	03/16/2009	(15,018)	SEK	(1,899)	308
USD/SEK	03/16/2009	(500)	SEK	(63)	-
USD/SEK	03/16/2009	(700)	SEK	(88)	(3)
USD/SEK	03/16/2009	(1,200)	SEK	(152)	(4)
USD/SGD	03/24/2009	(1,332)	SGD	(924)	26
USD/SGD	03/24/2009	(137)	SGD	(95)	(4)
				$(51,051)	$ 124

JNL/Goldman Sachs Core Plus Bond Fund
EUR/USD	01/13/2009	416	EUR	$ 578	$ (4)
HUF/USD	01/16/2009	54,571	HUF	285	14
HUF/USD	01/16/2009	35,439	HUF	185	28
HUF/USD	01/16/2009	87,850	HUF	459	46
HUF/USD	01/16/2009	25,176	HUF	132	5
HUF/USD	01/16/2009	88,822	HUF	464	53
USD/BRL	02/03/2009	(1,209)	BRL	(513)	29
USD/EUR	01/13/2009	(1,131)	EUR	(1,571)	(109)
USD/EUR	01/13/2009	(460)	EUR	(638)	(44)
USD/GBP	01/15/2009	(554)	GBP	(796)	41
USD/HUF	01/16/2009	(291,857)	HUF	(1,525)	74
USD/SEK	01/20/2009	(1,027)	SEK	(130)	(7)
				$ (3,070)	$ 126

JNL/Goldman Sachs Emerging Markets Debt Fund
BRL/USD	02/03/2009	4,850	BRL	$ 2,059	$ (117)
BRL/USD	02/03/2009	450	BRL	191	10
CLP/USD	02/03/2009	513,189	CLP	800	37
CNY/USD	02/03/2009	6,575	CNY	960	11
CNY/USD	02/03/2009	3,375	CNY	493	3
INR/USD	02/03/2009	47,390	INR	970	70
KRW/USD	02/03/2009	683,052	KRW	548	55
MYR/USD	02/03/2009	2,985	MYR	862	32
PHP/USD	02/03/2009	23,426	PHP	492	31
SGD/USD	03/18/2009	1,613	SGD	1,118	47
TWD/USD	02/03/2009	23,796	TWD	727	14
ZAR/USD	03/18/2009	10,927	ZAR	1,160	116
				$ 10,380	$ 309

JNL/JPMorgan International Value Fund
AUD/USD	02/26/2009	27,468	AUD	$ 19,039	$ 2,011
CHF/AUD	02/26/2009	(2,678)	AUD	(1,856)	(217)
CHF/USD	02/26/2009	4,010	CHF	3,772	426
CHF/USD	02/26/2009	1,994	CHF	1,876	237
CHF/USD	02/26/2009	3,700	CHF	3,480	445
EUR/CHF	02/26/2009	(3,849)	CHF	(3,620)	(428)
EUR/GBP	02/26/2009	(3,113)	GBP	(4,469)	145
EUR/USD	02/26/2009	1,026	EUR	1,424	140
EUR/USD	02/26/2009	2,537	EUR	3,519	327
EUR/USD	02/26/2009	3,667	EUR	5,087	472
EUR/USD	02/26/2009	2,500	EUR	3,468	309
EUR/USD	02/26/2009	1,300	EUR	1,803	161
EUR/USD	02/26/2009	1,335	EUR	1,852	154
EUR/USD	02/26/2009	1,500	EUR	2,081	81
EUR/USD	02/26/2009	1,627	EUR	2,257	16
EUR/USD	02/26/2009	2,576	EUR	3,573	(23)
GBP/USD	02/26/2009	647	GBP	929	(42)
GBP/USD	02/26/2009	1,800	GBP	2,584	(49)
JPY/USD	02/26/2009	1,931,452	JPY	21,337	1,083
JPY/USD	02/26/2009	200,000	JPY	2,209	(14)
NOK/USD	02/26/2009	18,194	NOK	2,592	32
SEK/USD	02/26/2009	37,436	SEK	4,733	176
SGD/USD	02/26/2009	6,858	SGD	4,755	258
USD/AUD	02/26/2009	(1,631)	AUD	(1,131)	(82)
USD/CHF	02/26/2009	(18,443)	CHF	(17,348)	(2,150)
USD/EUR	02/26/2009	(19,566)	EUR	(27,138)	(2,525)
USD/EUR	02/26/2009	(1,400)	EUR	(1,942)	(59)
USD/GBP	02/26/2009	(1,758)	GBP	(2,523)	183
USD/GBP	02/26/2009	(1,300)	GBP	(1,866)	131

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Summary of Open Forward Foreign Currency Contracts (in thousands):

Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)
JNL/JPMorgan International Value Fund (continued)
USD/HKD	02/26/2009	(7,290)	HKD	$ (941)	$ -
USD/HKD	02/26/2009	(15,312)	HKD	(1,977)	-
USD/JPY	02/26/2009	(168,779)	JPY	(1,864)	(101)
USD/JPY	02/26/2009	(177,339)	JPY	(1,959)	(83)
USD/JPY	02/26/2009	(400,000)	JPY	(4,419)	(99)
USD/JPY	02/26/2009	(175,000)	JPY	(1,933)	12
USD/SGD	02/26/2009	(2,073)	SGD	(1,437)	(83)
				$ 15,947	$ 844

JNL/Mellon Capital Management International Index Fund
EUR/USD	03/18/2009	1,212	EUR	$ 1,681	$ 106
EUR/USD	03/18/2009	1,212	EUR	1,681	106
EUR/USD	03/18/2009	1,212	EUR	1,681	106
EUR/USD	03/18/2009	175	EUR	242	11
EUR/USD	03/18/2009	75	EUR	103	4
EUR/USD	03/18/2009	73	EUR	101	2
EUR/USD	03/18/2009	676	EUR	937	11
EUR/USD	03/18/2009	98	EUR	136	(1)
EUR/USD	03/18/2009	193	EUR	268	(2)
EUR/USD	03/18/2009	144	EUR	199	(2)
EUR/USD	03/18/2009	239	EUR	332	(10)
EUR/USD	03/18/2009	311	EUR	431	(8)
GBP/USD	03/18/2009	572	GBP	821	(24)
GBP/USD	03/18/2009	572	GBP	821	(24)
GBP/USD	03/18/2009	572	GBP	821	(24)
GBP/USD	03/18/2009	87	GBP	125	(5)
GBP/USD	03/18/2009	44	GBP	63	(3)
GBP/USD	03/18/2009	85	GBP	123	(8)
GBP/USD	03/18/2009	382	GBP	548	(36)
GBP/USD	03/18/2009	43	GBP	61	(4)
GBP/USD	03/18/2009	86	GBP	123	(8)
GBP/USD	03/18/2009	43	GBP	61	(2)
GBP/USD	03/18/2009	127	GBP	182	(6)
GBP/USD	03/18/2009	84	GBP	120	(3)
GBP/USD	03/18/2009	168	GBP	241	(4)
GBP/USD	03/18/2009	214	GBP	307	(2)
JPY/USD	03/18/2009	111,114	JPY	1,228	25
JPY/USD	03/18/2009	111,114	JPY	1,228	27
JPY/USD	03/18/2009	111,114	JPY	1,228	27
JPY/USD	03/18/2009	8,350	JPY	92	1
JPY/USD	03/18/2009	8,395	JPY	93	-
JPY/USD	03/18/2009	8,175	JPY	90	-
JPY/USD	03/18/2009	42,175	JPY	466	(4)
JPY/USD	03/18/2009	8,345	JPY	92	(1)
JPY/USD	03/18/2009	8,495	JPY	94	-
JPY/USD	03/18/2009	25,485	JPY	282	-
JPY/USD	03/18/2009	25,665	JPY	284	(1)
				$ 17,386	$ 244

JNL/PIMCO Real Return Fund
BRL/USD	02/03/2009	4,134	BRL	$ 1,755	$ (129)
CNY/USD	07/15/2009	2,817	CNY	406	(33)
CNY/USD	09/08/2009	4,481	CNY	646	(4)
CNY/USD	07/15/2009	5,749	CNY	829	(61)
CNY/USD	07/15/2009	9,076	CNY	1,309	(81)
CNY/USD	05/06/2009	9,159	CNY	1,324	1
CNY/USD	09/08/2009	11,667	CNY	1,683	(47)
CNY/USD	09/08/2009	12,290	CNY	1,773	(47)
JPY/USD	01/08/2009	67,493	JPY	745	23
MXN/USD	05/19/2009	1,327	MXN	93	(29)
MYR/USD	02/12/2009	6,079	MYR	1,756	(146)
PHP/USD	02/06/2009	1,900	PHP	40	(2)
PHP/USD	02/06/2009	1,900	PHP	40	(2)
PHP/USD	02/06/2009	2,000	PHP	42	(2)
PHP/USD	02/06/2009	2,000	PHP	42	(3)
PHP/USD	02/06/2009	2,000	PHP	42	(3)
PHP/USD	02/06/2009	2,000	PHP	42	(2)
PHP/USD	02/06/2009	2,000	PHP	42	(2)
PHP/USD	12/24/2010	2,000	PHP	42	(3)
PHP/USD	02/06/2009	2,200	PHP	46	(3)
PHP/USD	02/06/2009	2,200	PHP	46	(3)
PHP/USD	02/06/2009	3,000	PHP	63	(5)
PHP/USD	02/06/2009	3,000	PHP	63	(5)
PHP/USD	02/06/2009	3,775	PHP	79	(3)
PHP/USD	02/06/2009	3,900	PHP	82	(6)
PHP/USD	02/06/2009	3,900	PHP	82	(5)
PHP/USD	02/06/2009	3,900	PHP	82	(5)
PHP/USD	02/06/2009	4,900	PHP	103	(8)
PHP/USD	02/06/2009	7,410	PHP	155	(10)
PLN/USD	05/06/2009	2,946	PLN	985	(321)
RUB/USD	05/06/2009	50	RUB	1	-
RUB/USD	05/06/2009	13,269	RUB	386	(158)
SGD/USD	04/14/2009	307	SGD	213	3

Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)
JNL/PIMCO Real Return Fund (continued)
SGD/USD	04/14/2009	307	SGD	$ 213	$ 3
SGD/USD	04/14/2009	385	SGD	267	7
SGD/USD	04/14/2009	451	SGD	312	2
SGD/USD	07/30/2009	463	SGD	321	1
SGD/USD	04/14/2009	468	SGD	325	5
SGD/USD	04/14/2009	474	SGD	329	9
SGD/USD	04/14/2009	517	SGD	359	7
USD/AUD	01/15/2009	(1,780)	AUD	(1,239)	(2)
USD/AUD	01/15/2009	(205)	AUD	(143)	1
USD/AUD	01/15/2009	(124)	AUD	(86)	-
USD/BRL	02/03/2009	(1,321)	BRL	(561)	(43)
USD/EUR	01/13/2009	(1,908)	EUR	(2,651)	(241)
USD/GBP	01/13/2009	(1,121)	GBP	(1,611)	50
USD/GBP	01/13/2009	(1,035)	GBP	(1,488)	45
USD/GBP	01/13/2009	(994)	GBP	(1,429)	45
USD/GBP	01/13/2009	(176)	GBP	(253)	11
USD/JPY	01/08/2009	(1,384,898)	JPY	(15,279)	(748)
USD/JPY	01/08/2009	(747,513)	JPY	(8,247)	(380)
USD/JPY	01/08/2009	(743,115)	JPY	(8,198)	(400)
USD/JPY	01/08/2009	(9,333)	JPY	(103)	(5)
USD/JPY	01/08/2009	(9,326)	JPY	(103)	(2)
USD/JPY	01/08/2009	(7,212)	JPY	(80)	(5)
USD/JPY	01/08/2009	(5,726)	JPY	(63)	(3)
USD/MYR	02/12/2009	(6,084)	MYR	(1,757)	(13)
USD/PHP	02/06/2009	(57,846)	PHP	(1,213)	(13)
USD/PHP	12/24/2010	(2,000)	PHP	(42)	-
USD/PLN	05/06/2009	(2,851)	PLN	(953)	(22)
USD/RUB	05/06/2009	(13,319)	RUB	(388)	7
				$(28,724)	$ (2,785)

JNL/PIMCO Total Return Bond Fund
BRL/USD	02/03/2009	13,249	BRL	$ 5,624	$ (394)
CLP/USD	05/14/2009	147,980	CLP	227	1
CNY/USD	07/15/2009	4,639	CNY	669	(51)
CNY/USD	07/15/2009	10,176	CNY	1,468	(110)
CNY/USD	07/15/2009	3,633	CNY	524	(39)
CNY/USD	07/15/2009	1,043	CNY	150	(12)
CNY/USD	07/15/2009	1,043	CNY	150	(12)
CNY/USD	07/15/2009	3,549	CNY	512	(40)
CNY/USD	07/15/2009	5,323	CNY	768	(60)
CNY/USD	07/15/2009	3,561	CNY	514	(41)
CNY/USD	07/15/2009	9,533	CNY	1,375	(101)
CNY/USD	07/15/2009	10,381	CNY	1,497	(93)
CNY/USD	07/15/2009	8,518	CNY	1,229	(71)
CNY/USD	07/15/2009	3,987	CNY	575	(35)
CNY/USD	07/15/2009	3,005	CNY	433	(33)
CNY/USD	09/08/2009	2,441	CNY	352	2
CNY/USD	09/08/2009	2,434	CNY	351	1
CNY/USD	09/08/2009	2,413	CNY	348	(2)
CNY/USD	09/08/2009	2,347	CNY	339	(1)
CNY/USD	09/08/2009	1,933	CNY	279	(1)
CNY/USD	09/08/2009	4,860	CNY	701	1
CNY/USD	09/08/2009	2,360	CNY	340	-
CNY/USD	09/08/2009	1,294	CNY	187	-
EUR/USD	01/13/2009	1,240	EUR	1,723	156
EUR/USD	01/13/2009	494	EUR	686	32
EUR/USD	01/13/2009	494	EUR	686	32
EUR/USD	01/13/2009	412	EUR	572	27
EUR/USD	01/13/2009	724	EUR	1,007	46
EUR/USD	01/13/2009	494	EUR	686	31
EUR/USD	01/13/2009	95	EUR	132	5
EUR/USD	01/13/2009	180	EUR	250	(9)
EUR/USD	01/13/2009	180	EUR	250	(9)
EUR/USD	01/13/2009	201	EUR	279	(8)
EUR/USD	01/13/2009	160	EUR	223	(6)
EUR/USD	01/13/2009	201	EUR	279	(8)
GBP/USD	01/13/2009	685	GBP	985	(41)
IDR/USD	03/31/2009	716,800	IDR	64	(6)
IDR/USD	03/31/2009	720,300	IDR	64	(6)
IDR/USD	03/31/2009	431,600	IDR	39	(1)
IDR/USD	03/31/2009	1,233,100	IDR	110	-
IDR/USD	03/31/2009	1,034,000	IDR	92	(8)
IDR/USD	03/31/2009	1,870,200	IDR	167	(13)
INR/USD	04/09/2009	49,500	INR	1,008	18
INR/USD	04/09/2009	48,659	INR	991	1
INR/USD	04/09/2009	74,025	INR	1,508	28
INR/USD	04/09/2009	49,896	INR	1,017	27
INR/USD	04/09/2009	39,655	INR	808	28
JPY/USD	01/08/2009	22,671	JPY	250	15
JPY/USD	01/08/2009	55,418	JPY	611	30
JPY/USD	01/08/2009	27,387	JPY	302	14
JPY/USD	01/08/2009	28,218	JPY	311	15
MYR/USD	02/12/2009	4,701	MYR	1,358	(114)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Summary of Open Forward Foreign Currency Contracts (in thousands):

Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)
JNL/PIMCO Total Return Bond Fund (continued)
MYR/USD	02/12/2009	1,710	MYR	$ 494	$ 4
MYR/USD	02/12/2009	631	MYR	182	2
MYR/USD	02/12/2009	636	MYR	184	4
MYR/USD	02/12/2009	1,509	MYR	436	16
MYR/USD	02/12/2009	758	MYR	219	5
MYR/USD	04/14/2009	631	MYR	182	2
MYR/USD	04/14/2009	629	MYR	182	2
MYR/USD	04/14/2009	1,301	MYR	376	6
MYR/USD	04/14/2009	668	MYR	193	3
MYR/USD	04/14/2009	829	MYR	239	9
PHP/USD	02/06/2009	3,100	PHP	65	(4)
PHP/USD	02/06/2009	3,100	PHP	65	(4)
PHP/USD	02/06/2009	2,700	PHP	57	(3)
PHP/USD	02/06/2009	10,420	PHP	219	(14)
PHP/USD	02/06/2009	4,200	PHP	88	(7)
PHP/USD	02/06/2009	4,300	PHP	90	(7)
PHP/USD	02/06/2009	6,900	PHP	145	(11)
PHP/USD	02/06/2009	5,500	PHP	115	(9)
PHP/USD	02/06/2009	2,800	PHP	59	(4)
PHP/USD	02/06/2009	5,400	PHP	113	(7)
PHP/USD	02/06/2009	2,800	PHP	59	(4)
PHP/USD	02/06/2009	2,800	PHP	59	(3)
PHP/USD	02/06/2009	5,400	PHP	113	(6)
PHP/USD	02/06/2009	2,700	PHP	57	(3)
PHP/USD	02/06/2009	2,800	PHP	59	(3)
PHP/USD	02/06/2009	2,700	PHP	57	(3)
PHP/USD	02/06/2009	5,296	PHP	111	(4)
PHP/USD	02/06/2009	40,080	PHP	841	9
PHP/USD	05/06/2009	21,933	PHP	458	8
PHP/USD	05/06/2009	13,095	PHP	273	3
PHP/USD	05/06/2009	21,587	PHP	450	-
PHP/USD	05/06/2009	1,788	PHP	37	1
PHP/USD	12/24/2010	2,900	PHP	60	(4)
RUB/USD	05/06/2009	42,993	RUB	1,251	(530)
RUB/USD	05/06/2009	18,721	RUB	545	(239)
SGD/USD	01/16/2009	1,352	SGD	938	18
SGD/USD	04/14/2009	804	SGD	557	7
SGD/USD	04/14/2009	799	SGD	554	14
SGD/USD	04/14/2009	964	SGD	668	18
SGD/USD	04/14/2009	945	SGD	655	5
SGD/USD	04/14/2009	951	SGD	660	10
SGD/USD	04/14/2009	1,056	SGD	732	14
SGD/USD	07/30/2009	955	SGD	662	2
USD/AUD	01/15/2009	(129)	AUD	(90)	(8)
USD/AUD	01/22/2009	(1,942)	AUD	(1,351)	(93)
USD/BRL	02/03/2009	(574)	BRL	(244)	-
USD/BRL	02/03/2009	(1,149)	BRL	(488)	(1)
USD/BRL	02/03/2009	(572)	BRL	(243)	-
USD/BRL	02/03/2009	(2,376)	BRL	(1,008)	(1)
USD/BRL	02/03/2009	(620)	BRL	(263)	(7)
USD/BRL	02/03/2009	(618)	BRL	(262)	(4)

USD/BRL	02/03/2009	(625)	BRL	(265)	(7)
USD/BRL	02/03/2009	(625)	BRL	(265)	(7)
USD/BRL	02/03/2009	(2,372)	BRL	(1,007)	(43)
USD/BRL	02/03/2009	(222)	BRL	(94)	(4)
USD/BRL	02/03/2009	(586)	BRL	(249)	(9)
USD/BRL	02/03/2009	(285)	BRL	(121)	(6)
USD/BRL	02/03/2009	(533)	BRL	(226)	(16)
USD/BRL	02/03/2009	(1,669)	BRL	(708)	(17)
USD/BRL	02/03/2009	(1,834)	BRL	(778)	(20)
USD/BRL	02/03/2009	(323)	BRL	(137)	(5)
USD/CLP	05/14/2009	(147,980)	CLP	(227)	2
USD/CNY	07/15/2009	(1,187)	CNY	(171)	(7)
USD/CNY	07/15/2009	(3,564)	CNY	(514)	(21)
USD/CNY	07/15/2009	(1,185)	CNY	(171)	(7)
USD/CNY	07/15/2009	(1,176)	CNY	(170)	(8)
USD/CNY	07/15/2009	(1,251)	CNY	(180)	(8)
USD/CNY	07/15/2009	(967)	CNY	(140)	(7)
USD/CNY	07/15/2009	(626)	CNY	(90)	(4)
USD/CNY	07/15/2009	(1,268)	CNY	(183)	(3)
USD/CNY	07/15/2009	(1,268)	CNY	(183)	(3)
USD/CNY	07/15/2009	(1,272)	CNY	(183)	(3)
USD/CNY	07/15/2009	(763)	CNY	(110)	(2)
USD/CNY	07/15/2009	(5,080)	CNY	(733)	(12)
USD/CNY	07/15/2009	(2,545)	CNY	(367)	(6)
USD/CNY	07/15/2009	(14,852)	CNY	(2,142)	(27)
USD/EUR	01/13/2009	(9,079)	EUR	(12,615)	(1,149)
USD/GBP	01/13/2009	(3,693)	GBP	(5,308)	168
USD/GBP	01/13/2009	(4,164)	GBP	(5,985)	189
USD/GBP	01/13/2009	(3,842)	GBP	(5,522)	170

Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)
JNL/PIMCO Total Return Bond Fund (continued)
USD/IDR	03/31/2009	(6,006,000)	IDR	$ (537)	$ (41)
USD/INR	04/09/2009	(125,914)	INR	(2,565)	(155)
USD/INR	04/09/2009	(76,070)	INR	(1,550)	(107)
USD/INR	04/09/2009	(63,333)	INR	(1,290)	(88)
USD/INR	04/09/2009	(54,859)	INR	(1,118)	(71)
USD/MYR	02/12/2009	(557)	MYR	(161)	(5)
USD/MYR	02/12/2009	(332)	MYR	(96)	(3)
USD/MYR	02/12/2009	(442)	MYR	(128)	(4)
USD/MYR	02/12/2009	(894)	MYR	(258)	(9)
USD/MYR	02/12/2009	(720)	MYR	(208)	(9)
USD/MYR	02/12/2009	(722)	MYR	(209)	(10)
USD/MYR	02/12/2009	(718)	MYR	(207)	(9)
USD/MYR	02/12/2009	(717)	MYR	(207)	(9)
USD/MYR	02/12/2009	(762)	MYR	(220)	(10)
USD/MYR	02/12/2009	(734)	MYR	(212)	(10)
USD/MYR	02/12/2009	(1,489)	MYR	(430)	(20)
USD/MYR	02/12/2009	(994)	MYR	(287)	(15)
USD/MYR	02/12/2009	(862)	MYR	(249)	(13)
USD/MYR	04/14/2009	(1,626)	MYR	(469)	(28)
USD/MYR	04/14/2009	(673)	MYR	(194)	(10)
USD/MYR	04/14/2009	(603)	MYR	(174)	(9)
USD/MYR	04/14/2009	(624)	MYR	(180)	(10)
USD/MYR	04/19/2009	(673)	MYR	(194)	(10)
USD/PHP	02/06/2009	(112,996)	PHP	(2,370)	(166)
USD/PHP	05/06/2009	(58,402)	PHP	(1,219)	(106)
USD/PHP	12/24/2010	(2,900)	PHP	(60)	-
USD/RUB	05/06/2009	(61,714)	RUB	(1,796)	746
USD/SGD	01/16/2009	(871)	SGD	(604)	(14)
USD/SGD	01/16/2009	(180)	SGD	(125)	(7)
USD/SGD	01/16/2009	(301)	SGD	(209)	(12)
USD/SGD	04/14/2009	(601)	SGD	(417)	(17)
USD/SGD	04/14/2009	(150)	SGD	(104)	(4)
USD/SGD	04/14/2009	(304)	SGD	(211)	(10)
USD/SGD	04/14/2009	(304)	SGD	(211)	(10)
USD/SGD	04/14/2009	(304)	SGD	(211)	(10)
USD/SGD	04/14/2009	(304)	SGD	(211)	(10)
USD/SGD	04/14/2009	(619)	SGD	(429)	(21)
USD/SGD	04/14/2009	(617)	SGD	(428)	(21)
USD/SGD	04/14/2009	(619)	SGD	(429)	(21)
USD/SGD	04/14/2009	(619)	SGD	(429)	(21)
USD/SGD	04/14/2009	(310)	SGD	(215)	(11)
USD/SGD	04/14/2009	(310)	SGD	(215)	(11)
USD/SGD	04/14/2009	(311)	SGD	(215)	(11)
USD/SGD	04/14/2009	(621)	SGD	(431)	(23)
USD/SGD	04/14/2009	(310)	SGD	(215)	(11)
USD/SGD	04/14/2009	(621)	SGD	(430)	(22)
USD/SGD	04/14/2009	(233)	SGD	(162)	(9)
USD/SGD	07/30/2009	(141)	SGD	(98)	(5)
USD/SGD	07/30/2009	(706)	SGD	(490)	(26)
USD/SGD	07/30/2009	(107)	SGD	(74)	(3)
				$(17,315)	$ (2,999)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Summary of Interest Rate Swap Agreements (in thousands):

JNL/Goldman Sachs Core Plus Bond Fund
			Paying/					Unrealized
			Receiving		Expiration		Notional	Appreciation/
Counterparty		Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount[4]	(Depreciation)
Bank of America N.A.		3-Month LIBOR	Receiving	3.50%	06/17/2024		$ 5,400	$ (503)
		3-Month LIBOR	Paying	4.44%	11/18/2015		21,800	1,694
		3-Month LIBOR	Receiving	4.57%	11/18/2020		13,300	(1,829)
		3-Month LIBOR	Paying	3.81%	11/25/2015		16,000	782
		3-Month LIBOR	Receiving	3.81%	11/25/2020		9,700	(707)
Citibank N.A. London		6-Month EURIBOR	Receiving	4.50%	12/17/2010	EUR	4,000	(17)
		6-Month EURIBOR	Paying	4.50%	12/17/2013	EUR	480	40
		6-Month EURIBOR	Paying	4.50%	12/17/2013	EUR	3,430	261
Credit Suisse International		6-Month EURIBOR	Paying	4.50%	12/17/2013	EUR	2,310	179
		3-Month LIBOR	Receiving	4.25%	12/17/2013		160	(3)
		6-Month Japan LIBOR Yen	Receiving	1.50%	12/17/2013	JPY	1,707,000	(466)
		6-Month Japan LIBOR Yen	Receiving	1.50%	12/17/2013	JPY	21,000	(5)
Deutsche Bank AG		3-Month LIBOR	Receiving	3.50%	06/17/2024		8,200	(199)
		3-Month LIBOR	Receiving	3.50%	06/17/2029		1,200	(33)
		3-Month LIBOR	Receiving	3.50%	06/17/2029		100	(1)
		3-Month LIBOR	Receiving	3.50%	06/17/2029		200	(2)
		3-Month LIBOR	Receiving	3.50%	06/17/2019		800	(18)
		3-Month LIBOR	Receiving	3.50%	06/17/2024		4,400	(18)
		28-Day Mexico Interbank TIIE	Paying	8.91%	11/15/2010	MXN	48,200	61
		3-Month LIBOR	Receiving	3.50%	06/17/2024		2,400	(221)
	*	Brazil Interbank Deposit Rate	Paying	13.20%	01/03/2011	BRL	21,000	177
Deutsche Bank AG Frankfurt		6-Month EURIBOR	Paying	4.50%	12/17/2010	EUR	13,720	592
		6-Month EURIBOR	Paying	4.50%	12/17/2010	EUR	6,620	304
		6-Month LIBOR	Paying	5.25%	12/17/2018	GBP	850	110
JPMorgan Chase		6-Month EURIBOR	Paying	4.50%	12/17/2010	EUR	10,040	428
Bank N.A. London		6-Month EURIBOR	Paying	4.50%	12/17/2013	EUR	1,800	139
		6-Month EURIBOR	Receiving	4.50%	12/17/2010	EUR	9,450	(46)
		6-Month Australian Bank Bill	Receiving	7.50%	12/17/2013	AUD	3,750	(231)
		6-Month Australian Bank Bill	Receiving	7.25%	12/17/2018	AUD	520	(44)
JPMorgan Chase		3-Month LIBOR	Paying	3.25%	06/17/2014		900	17
Bank N.A. New York		3-Month LIBOR	Receiving	3.50%	06/17/2029		300	(1)
		3-Month LIBOR	Receiving	3.50%	06/17/2029		200	(1)
		3-Month LIBOR	Receiving	3.50%	06/17/2029		2,200	15
		3-Month LIBOR	Receiving	3.25%	06/17/2014		9,200	52
		28-Day Mexico Interbank TIIE	Paying	8.42%	12/01/2010	MXN	115,000	79
		28-Day Mexico Interbank TIIE	Paying	8.38%	12/03/2010	MXN	45,000	28
		28-Day Mexico Interbank TIIE	Paying	8.20%	12/09/2010	MXN	220,000	86
		3-Month LIBOR	Receiving	3.50%	06/17/2024		600	(53)
		3-Month LIBOR	Receiving	3.50%	06/17/2019		2,700	(175)
		28-Day Mexico Interbank TIIE	Paying	8.95%	11/19/2010	MXN	35,000	47
UBS AG London Branch		6-Month Australian Bank Bill	Paying	7.50%	12/17/2013	AUD	3,750	171
		6-Month LIBOR	Receiving	5.25%	12/17/2018	GBP	850	(159)
		6-Month LIBOR	Paying	1.50%	12/17/2013	JPY	90,000	20
		6-Month Australian Bank Bill	Paying	7.25%	12/17/2018	AUD	520	89
								$ 639

JNL/Goldman Sachs Short Duration Bond Fund
		Paying/				Unrealized
		Receiving		Expiration	Notional	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Fixed Rate	Date	Amount[4]	(Depreciation)
Bank of America N.A.	3-Month LIBOR	Paying	3.50%	06/17/2019	$ 4,400	$ 388
	3-Month LIBOR	Receiving	3.50%	06/17/2024	1,400	(130)
	3-Month LIBOR	Paying	4.44%	11/18/2015	8,500	661
	3-Month LIBOR	Receiving	4.57%	11/18/2020	5,200	(715)
	3-Month LIBOR	Paying	3.81%	11/25/2015	6,200	303
	3-Month LIBOR	Receiving	3.81%	11/25/2020	3,700	(270)
Citibank N.A.	3-Month LIBOR	Receiving	2.50%	06/17/2011	45,300	(340)
	3-Month LIBOR	Receiving	3.50%	06/17/2029	100	(1)
Deutsche Bank AG	3-Month LIBOR	Paying	3.50%	06/17/2019	1,500	132
	3-Month LIBOR	Receiving	3.50%	06/17/2024	600	(55)
	3-Month LIBOR	Receiving	3.50%	06/17/2024	2,200	(53)
	3-Month LIBOR	Receiving	3.50%	06/17/2029	900	(25)
	3-Month LIBOR	Receiving	3.50%	06/17/2029	100	(1)
	3-Month LIBOR	Receiving	3.50%	06/17/2029	200	(2)
	3-Month LIBOR	Receiving	3.50%	06/17/2024	1,100	(4)
JPMorgan Chase & Co.	3-Month LIBOR	Paying	3.50%	06/17/2019	300	26
	3-Month LIBOR	Receiving	3.50%	06/17/2024	200	(18)
	3-Month LIBOR	Receiving	3.25%	06/17/2014	37,300	(1,276)
	3-Month LIBOR	Receiving	3.50%	06/17/2029	200	(1)
	3-Month LIBOR	Receiving	3.50%	06/17/2029	200	(1)
	3-Month LIBOR	Receiving	3.50%	06/17/2029	1,600	11
						$ (1,371)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Summary of Interest Rate Swap Agreements (in thousands) (continued)

JNL/Goldman Sachs Emerging Market Debt Fund
			Paying/					Unrealized
			Receiving		Expiration		Notional	Appreciation/
Counterparty		Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount[4]	(Depreciation)
Citibank N.A.	*	Brazil Interbank Deposit Rate	Paying	15.30%	01/02/2012	BRL	4,000	$ 105
	*	Brazil Interbank Deposit Rate	Paying	15.70%	01/02/2012	BRL	4,000	116
		KRW 3-month CD Rate	Paying	4.08%	12/04/2013	KRW	1,900,000	44
								$ 265
JNL/PIMCO Real Return Fund
			Paying/					Unrealized
			Receiving		Expiration		Notional	Appreciation/
Counterparty		Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount[4]	(Depreciation)
Bank of America N.A.		3-Month LIBOR	Receiving	5.00%	12/17/2038		$ 7,000	$ (3,057)
		3-Month LIBOR	Receiving	5.00%	12/17/2038		12,400	(5,273)
		3-Month LIBOR	Paying	4.00%	06/17/2016		3,600	83
Barclays Bank PLC		1-Month LIBOR	Receiving	5.00%	03/18/2039	GBP	1,300	(447)
		28-Day Mexico Interbank TIIE	Paying	8.33%	02/14/2017	MXN	2,500	1
		3-Month LIBOR	Receiving	5.00%	12/17/2038		1,500	(721)
		3-Month LIBOR	Receiving	5.00%	12/17/2038		18,200	(8,269)
		3-Month LIBOR	Receiving	5.00%	12/17/2028		3,500	(1,140)
		3-Month LIBOR	Receiving	5.00%	12/17/2028		300	(101)
		6-Month Australian Bank Bill	Paying	7.00%	12/15/2009	AUD	4,000	93
		6-Month EURIBOR	Paying	5.00%	09/17/2010	EUR	2,900	167
		6-Month LIBOR	Receiving	4.00%	12/15/2035	GBP	1,200	(132)
		6-Month LIBOR	Receiving	4.00%	12/15/2035	GBP	100	(12)
		6-Month LIBOR	Receiving	4.50%	03/18/2039	GBP	8,000	(2,440)
	*	Brazil Interbank Deposit Rate	Paying	10.68%	01/02/2012	BRL	5,700	(65)
		FRC-Excluding Tobacco-Non-Revised Consumer Price Index	Paying	1.95%	03/15/2012	EUR	300	9
		FRC-Excluding Tobacco-Non-Revised Consumer Price Index	Paying	1.96%	04/05/2012	EUR	500	14
		FRC-Excluding Tobacco-Non-Revised Consumer Price Index	Paying	1.98%	04/30/2012	EUR	200	5
		FRC-Excluding Tobacco-Non-Revised Consumer Price Index	Paying	2.07%	09/14/2012	EUR	1,600	53
Citibank N.A.		28-Day Mexico Interbank TIIE	Paying	8.17%	11/04/2016	MXN	1,200	(1)
		28-Day Mexico Interbank TIIE	Paying	8.17%	11/04/2016	MXN	9,100	(8)
		3-Month Australian Bank Bill	Paying	7.00%	09/15/2009	AUD	24,300	431
		3-Month LIBOR	Receiving	3.00%	06/17/2029		6,500	409
		3-Month LIBOR	Receiving	5.00%	12/17/2038		3,200	(1,469)
		3-Month LIBOR	Receiving	5.00%	12/17/2038		1,100	(529)
		3-Month LIBOR	Receiving	5.00%	12/17/2038		2,000	(819)
Credit Suisse First Boston		6-Month LIBOR	Paying	5.00%	09/15/2010	GBP	3,400	271
		6-Month LIBOR	Receiving	4.00%	12/15/2035	GBP	1,400	(156)
Deutsche Bank AG		6-Month Australian Bank Bill	Paying	7.00%	06/15/2010	AUD	700	25
		6-Month LIBOR	Paying	6.00%	03/20/2012	GBP	4,300	180
		6-Month LIBOR	Paying	5.00%	03/20/2013	GBP	900	78
Goldman Sachs & Co.		6-Month LIBOR	Receiving	5.00%	03/18/2039	GBP	1,000	(331)
		28-Day Mexico Interbank TIIE	Paying	8.17%	11/04/2016	MXN	4,500	(1)
		28-Day Mexico Interbank TIIE	Paying	8.17%	11/04/2016	MXN	11,000	(4)
		6-Month EURIBOR	Paying	4.50%	03/18/2011	EUR	3,700	201
		6-Month LIBOR	Paying	5.00%	03/20/2013	GBP	5,000	437

HSBC Bank		6-Month LIBOR	Paying	5.00%	03/18/2014	GBP	7,000	773
		6-Month LIBOR	Receiving	4.50%	03/18/2039	GBP	1,800	(419)
	*	Brazil Interbank Deposit Rate	Paying	14.77%	01/02/2012	BRL	300	5
JPMorgan Chase & Co.		6-Month LIBOR	Paying	5.00%	09/17/2013	GBP	5,000	482
		FRC-Excluding Tobacco-Non-Revised Consumer Price Index	Receiving	1.95%	03/15/2012	EUR	300	9
		FRC-Excluding Tobacco-Non-Revised Consumer Price Index	Receiving	1.95%	03/15/2012	EUR	400	11
Merrill Lynch & Co., Inc.		3-Month LIBOR	Receiving	5.00%	12/17/2038		100	(39)
		3-Month LIBOR	Receiving	5.00%	12/17/2038		5,000	(2,141)
		3-Month LIBOR	Receiving	5.00%	12/17/2038		9,500	(3,702)
		3-Month LIBOR	Receiving	5.00%	12/17/2023		15,600	(3,898)
		3-Month LIBOR	Receiving	5.00%	12/17/2023		14,400	(3,650)
		3-Month LIBOR	Receiving	5.00%	12/17/2023		5,500	(1,525)
	*	Brazil Interbank Deposit Rate	Paying	12.54%	01/02/2012	BRL	5,000	36
	*	Brazil Interbank Deposit Rate	Paying	12.54%	01/02/2012	BRL	22,000	101
	*	Brazil Interbank Deposit Rate	Paying	14.77%	01/02/2012	BRL	1,400	26
	*	ICAP CMM FRA	Receiving	5.50%	05/21/2009		6,500	25
Morgan Stanley		1-Month LIBOR	Paying	5.00%	09/17/2013	GBP	100	12
		3-Month LIBOR	Receiving	5.00%	12/17/2038		500	(195)
		6-Month Australian Bank Bill	Paying	7.00%	12/15/2009	AUD	4,000	93
	*	CPURNSA Index	Paying	2.98%	03/05/2018		1,200	179
Royal Bank of Scotland Group PLC		3-Month LIBOR	Paying	4.00%	06/17/2014		2,800	39
		3-Month LIBOR	Receiving	5.00%	12/17/2038		2,000	(771)
		3-Month LIBOR	Receiving	4.00%	06/17/2024		1,500	(29)
		6-Month LIBOR	Paying	5.00%	09/15/2010	GBP	1,200	97
		6-Month LIBOR	Paying	5.00%	09/15/2010	GBP	1,300	105
		6-Month LIBOR	Paying	5.00%	03/18/2014	GBP	30,100	4,324
	*	ICAP CMM FRA	Receiving	5.50%	05/21/2009		3,100	(643)
		FRC-Excluding Tobacco-Non-Revised Consumer Price Index	Paying	1.95%	03/30/2012	EUR	300	8

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Summary of Interest Rate Swap Agreements (in thousands) (continued)

JNL/PIMCO Real Return Fund (continued)
			Paying/					Unrealized
			Receiving		Expiration		Notional	Appreciation/
Counterparty		Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount[4]	(Depreciation)
Royal Bank of Scotland Group PLC		FRC-Excluding Tobacco-Non-Revised Consumer Price Index	Paying	1.96%	03/28/2012	EUR	100	$ 3
		United Kingdom RP Index	Paying	3.44%	09/10/2027	GBP	400	22
		United Kingdom RP Index	Paying	3.49%	12/06/2027	GBP	2,500	177
UBS Warburg LLC		3-Month Australian Bank Bill	Paying	7.50%	03/15/2010	AUD	39,000	1,151
		3-Month Australian Bank Bill	Paying	7.50%	03/15/2010	AUD	39,800	1,163
		3-Month Australian Bank Bill	Paying	7.50%	03/15/2010	AUD	61,500	1,924
	*	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	500	-
	*	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	2,400	(49)
	*	Brazil Interbank Deposit Rate	Paying	10.58%	01/12/2012	BRL	1,200	(24)
	*	Brazil Interbank Deposit Rate	Paying	12.41%	01/04/2010	BRL	1,000	-
								$ (28,838)
JNL/PIMCO Total Return Bond Fund
			Paying/					Unrealized
			Receiving		Expiration		Notional	Appreciation/
Counterparty		Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount[4]	(Depreciation)
Bank of America N.A.		3-Month LIBOR	Receiving	5.00%	12/17/2038		$ 500	$ (180)
Barclays Bank PLC	*	Brazil Interbank Deposit Rate	Paying	11.36%	01/04/2010	BRL	4,000	(27)
		Reference Quotidienne d'Inflation	Paying	2.10%	10/15/2010	EUR	1,100	53
		Reference Quotidienne d'Inflation	Paying	2.10%	10/15/2010	EUR	1,600	80
		3-Month LIBOR	Receiving	5.00%	12/17/2018		11,800	(2,187)
		6-Month LIBOR	Paying	6.00%	03/20/2009	GBP	3,300	(16)
		3-Month LIBOR	Receiving	4.00%	12/16/2010		3,500	75
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	(106)
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	(111)
		6-Month LIBOR	Paying	5.00%	06/15/2009	GBP	2,500	74
		6-Month LIBOR	Paying	5.00%	06/15/2009	GBP	900	25
BNP Paribas Bank		6-Month EURIBOR	Paying	4.50%	03/18/2014	EUR	2,700	247
Citibank N.A.		3-Month LIBOR	Receiving	3.00%	06/17/2029		1,000	63
		3-Month LIBOR	Receiving	5.00%	12/17/2038		900	(747)
		3-Month LIBOR	Receiving	5.00%	12/17/2038		300	(143)
		3-Month LIBOR	Receiving	5.00%	12/17/2038		1,500	(705)
Credit Suisse First Boston		6-Month LIBOR	Paying	5.00%	06/15/2009	GBP	700	18
		3-Month LIBOR	Receiving	4.00%	06/17/2024		4,200	(78)
Deutsche Bank AG		3-Month LIBOR	Receiving	3.00%	06/17/2029		14,800	582
		6-Month LIBOR	Paying	5.00%	03/18/2014	GBP	1,100	131
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	1,400	(608)
		6-Month Australian Bank Bill	Paying	7.00%	03/20/2013	AUD	1,700	79
		3-Month LIBOR	Receiving	5.00%	12/17/2038		12,600	(10,494)
		6-Month LIBOR	Paying	5.00%	09/18/2009	GBP	45,800	1,111
Goldman Sachs & Co.		FRC-Excluding Tobacco-Non-Revised Consumer Price Index	Paying	1.96%	03/20/2012	EUR	600	17
	*	Brazil Interbank Deposit Rate	Paying	11.47%	01/04/2010	BRL	1,000	-
		6-Month LIBOR	Paying	5.00%	09/17/2013	GBP	500	(41)
		3-Month LIBOR	Receiving	5.00%	12/17/2018		400	(68)
		3-Month LIBOR	Receiving	5.00%	12/17/2018		100	(16)
		3-Month LIBOR	Receiving	5.00%	12/17/2018		200	(35)
		6-Month LIBOR	Paying	6.00%	06/19/2009	GBP	17,500	368
		6-Month LIBOR	Receiving	5.50%	12/15/2036	GBP	1,200	(483)
		6-Month LIBOR	Paying	5.25%	03/18/2014	GBP	800	109
		6-Month LIBOR	Paying	6.00%	12/19/2009	GBP	1,600	92
		6-Month LIBOR	Receiving	5.00%	12/19/2037	GBP	200	(94)
		6-Month LIBOR	Paying	5.00%	06/15/2009	GBP	6,900	174
HSBC Bank USA	*	Brazil Interbank Deposit Rate	Paying	14.77%	01/02/2012	BRL	300	4
		6-Month LIBOR	Paying	5.00%	09/17/2013	GBP	3,000	282
		6-Month LIBOR	Paying	5.10%	09/15/2013	GBP	600	72
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	(145)
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	(105)

		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	500	(139)
Merrill Lynch & Co., Inc.	*	Brazil Interbank Deposit Rate	Paying	11.43%	01/04/2010	BRL	2,600	-
	*	Brazil Interbank Deposit Rate	Paying	11.98%	01/02/2012	BRL	4,700	-
	*	Brazil Interbank Deposit Rate	Paying	12.54%	01/02/2012	BRL	6,600	62
	*	CMM30 - FNMA Rate	Receiving	5.50%	05/21/2009		4,000	(692)
		3-Month LIBOR	Receiving	5.00%	12/17/2038		2,800	(1,377)
		3-Month LIBOR	Receiving	5.00%	12/17/2038		1,400	(467)
		3-Month LIBOR	Paying	4.00%	06/17/2011		13,600	307
		3-Month LIBOR	Receiving	4.00%	06/17/2019		500	(16)
	*	CMM30 - FNMA Rate	Receiving	5.00%	02/20/2009		3,300	(587)
		3-Month LIBOR	Receiving	5.00%	12/17/2028		5,900	(2,149)
		6-Month LIBOR	Receiving	4.00%	12/15/2035	GBP	100	(9)
	*	Brazil Interbank Deposit Rate	Paying	14.77%	01/02/2012	BRL	300	4
	*	Brazil Interbank Deposit Rate	Paying	14.77%	01/02/2012	BRL	500	9
	*	Brazil Interbank Deposit Rate	Paying	14.77%	01/02/2012	BRL	200	3
	*	Brazil Interbank Deposit Rate	Paying	12.95%	01/04/2010	BRL	1,400	11

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Summary of Interest Rate Swap Agreements (in thousands) (continued)

JNL/PIMCO Total Return Bond Fund (continued)
			Paying/					Unrealized
			Receiving		Expiration		Notional	Appreciation/
Counterparty		Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount[4]	(Depreciation)
Morgan Stanley	*	Brazil Interbank Deposit Rate	Paying	12.78%	01/04/2010	BRL	1,800	$ 10
	*	Brazil Interbank Deposit Rate	Paying	12.78%	01/04/2010	BRL	1,500	8
	*	Brazil Interbank Deposit Rate	Paying	12.67%	01/04/2010	BRL	1,600	14
	*	Brazil Interbank Deposit Rate	Paying	12.67%	01/04/2010	BRL	1,600	7
		3-Month LIBOR	Receiving	5.00%	12/17/2038		1,800	(905)
		3-Month LIBOR	Receiving	5.00%	12/17/2018		500	(174)
		3-Month LIBOR	Receiving	5.00%	12/17/2018		200	(34)
		3-Month LIBOR	Receiving	5.00%	12/17/2028		3,600	(1,181)
		3-Month LIBOR	Receiving	5.00%	12/17/2028		3,900	(1,375)
		3-Month LIBOR	Paying	4.00%	06/17/2010		74,200	2,046
		3-Month LIBOR	Paying	4.00%	06/17/2010		14,400	413
Royal Bank of Scotland Group PLC		6-Month LIBOR	Paying	6.00%	03/20/2009	GBP	3,100	(16)
		3-Month LIBOR	Receiving	3.00%	06/17/2029		1,500	36
		3-Month LIBOR	Paying	4.00%	06/17/2011		1,500	33
		3-Month LIBOR	Receiving	5.00%	12/17/2028		2,100	(725)
		3-Month LIBOR	Receiving	5.00%	12/17/2038		4,100	(2,517)
		3-Month LIBOR	Receiving	5.00%	12/17/2038		700	(252)
		3-Month LIBOR	Receiving	5.00%	12/17/2038		16,000	(5,832)
		6-Month LIBOR	Paying	6.00%	06/19/2009	GBP	5,000	103
		6-Month LIBOR	Receiving	5.50%	12/15/2036	GBP	300	(123)
		3-Month LIBOR	Paying	4.00%	06/17/2010		19,600	556
		1-Month LIBOR	Receiving	5.25%	03/18/2014	GBP	1,900	260
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	600	(215)
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	300	(78)
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	300	(80)
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	(104)
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	400	(106)
		6-Month LIBOR	Receiving	4.00%	12/15/2036	GBP	300	(89)
		3-Month LIBOR	Receiving	4.00%	06/17/2016		300	18
		3-Month LIBOR	Paying	3.15%	12/17/2010		181,600	5,840
UBS Warburg LLC	*	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	3,500	(54)
	*	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	1,900	(8)
		3-Month Australian Bank Bill	Paying	7.50%	03/15/2010	AUD	2,300	76
		3-Month Australian Bank Bill	Paying	7.00%	06/15/2010	AUD	30,900	700
		6-Month Australian Bank Bill	Paying	7.50%	03/15/2011	AUD	15,200	738
	*	Brazil Interbank Deposit Rate	Paying	12.41%	01/04/2010	BRL	1,600	13
	*	Brazil Interbank Deposit Rate	Paying	12.41%	01/04/2010	BRL	1,600	14
								$ (20,756)

Summary of Credit Default Swap Agreements (in thousands):

JNL/Goldman Sachs Core Plus Bond Fund
Credit default swaps - sell protection[1]		Reference					Unrealized
		Obligation	Fixed	Expiration	Notional		Appreciation/
Counterparty	Reference Obligation	Credit Rating[3]	Receive Rate	Date	Amount[4,5]	Value	(Depreciation)
Deutsche Bank AG	ABX.HE.AAA.07-1	Baa2	0.09%	08/25/2037	$ (7,750)	$ (4,677)	$ (2,877)

Credit default swaps - purchase protection[2]							Unrealized
			Fixed	Expiration	Notional		Appreciation/
Counterparty	Reference Obligation		Pay Rate	Date	Amount[4,5]	Value	(Depreciation)
Deutsche Bank AG	CDX.NA.IG.10		1.55%	06/20/2013	$ 33,000	$ 800	$ 993
JPMorgan Chase
Bank N.A. New York	CDX.NA.IG.10		1.55%	06/20/2013	37,000	874	1,092
					$ 70,000	$ 1,674	$ 2,085

JNL/PIMCO Real Return Fund
Credit default swaps - sell protection[1]		Reference					Unrealized
		Obligation	Fixed	Expiration	Notional		Appreciation/
Counterparty	Reference Obligation	Credit Rating[3]	Receive Rate	Date	Amount[4,5]	Value	(Depreciation)
Deutsche Bank AG	American International Group Inc., 6.25%, 05/01/36	A3	5.00%	12/20/2013	$ (8,300)	$ (130)	$ 712
Citibank N.A.	Bear Stearns Co., Inc., 5.30%, 10/30/15	Aa3	0.72%	09/20/2012	(200)	(2)	(2)
JPMorgan Chase & Co.	CDX.HY-8 Index 25-35%	B3	2.50%	06/20/2012	(100)	(14)	(14)
Merrill Lynch & Co., Inc.	CDX.HY-8 Index 25-35%	B3	2.46%	06/20/2012	(200)	(29)	(29)
JPMorgan Chase & Co.	CDX.HY-9 Index 25-35%	B3	6.45%	12/20/2012	(400)	(37)	(36)
Merrill Lynch & Co., Inc.	CDX.HY-9 Index 25-35%	B3	6.69%	12/20/2012	(200)	(17)	(16)
Morgan Stanley	CDX.HY-9 Index 25-35%	B3	6.57%	12/20/2012	(400)	(35)	(34)
Barclays Bank PLC	CIT Group Inc., 5.65%, 02/13/17	Baa1	5.00%	12/20/2013	(3,100)	(261)	470
Morgan Stanley	Ford Motor Credit Co. LLC, 7.00%, 10/01/13	Caa1	3.80%	09/20/2012	(200)	(47)	(47)
JPMorgan Chase & Co.	Ford Motor Credit Co. LLC, 7.00%, 10/01/13	Caa1	3.85%	09/20/2012	(100)	(24)	(23)
Barclays Bank PLC	Ford Motor Credit Co. LLC, 7.00%, 10/01/13	Caa1	3.80%	09/20/2012	(100)	(24)	(24)
Citibank N.A.	General Electric Capital Corp., 5.63%, 09/15/17	Aaa	3.73%	12/20/2013	(19,600)	51	69

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Summary of Credit Default Swap Agreements (in thousands) (continued)

JNL/PIMCO Real Return Fund (continued)
Credit default swaps - sell protection (continued)[1]		Reference					Unrealized
		Obligation	Fixed	Expiration	Notional		Appreciation/
Counterparty	Reference Obligation	Credit Rating[3]	Receive Rate	Date	Amount[4,5]	Value	(Depreciation)
Morgan Stanley	GMAC LLC, 6.88%, 08/28/12	C	6.85%	06/20/2012	$ (400)	$ (23)	$ (22)
Goldman Sachs & Co.	GMAC LLC, 6.88%, 08/28/12	C	3.05%	09/20/2012	(300)	(51)	(51)
Barclays Bank PLC	GMAC LLC, 6.88%, 08/28/12	C	3.05%	09/20/2012	(100)	(17)	(17)
JPMorgan Chase & Co.	GMAC LLC, 6.88%, 08/28/12	C	5.40%	09/20/2012	(800)	(82)	(80)
JPMorgan Chase & Co.	GMAC LLC, 6.88%, 08/28/12	C	5.45%	09/20/2012	(800)	(81)	(79)
					$ (35,300)	$ (823)	$ 777

Credit default swaps - purchase protection[2]

						Unrealized
		Fixed	Expiration	Notional		Appreciation/
Counterparty	Reference Obligation	Pay Rate	Date	Amount[4,5]	Value	(Depreciation)
Barclays Bank PLC	Alcoa Inc., 6.00%, 07/15/13	1.20%	09/20/2013	$ 1,000	$ 191	$ 190
Goldman Sachs & Co.	Alcoa Inc., 6.75%, 07/15/18	1.32%	09/20/2018	2,000	552	551
Morgan Stanley	American Electric Power, 5.25%, 06/01/15	0.47%	06/20/2015	500	11	11
Goldman Sachs & Co.	Autozone, Inc., 5.88%, 10/15/12	0.38%	12/20/2012	300	11	11
Credit Suisse International	Bear Stearns Co. Inc., 6.40%, 10/02/17	0.76%	12/20/2017	1,000	27	26
Morgan Stanley	Black & Decker Corp., 7.13%, 06/01/11	0.49%	12/20/2012	300	16	16
Barclays Bank PLC	CDX.HY-8 Index	2.75%	06/20/2012	1,078	175	146
Merrill Lynch & Co., Inc.	CDX.HY-8 Index	2.75%	06/20/2012	572	93	79
Merrill Lynch & Co., Inc.	CDX.HY-8 Index	2.75%	06/20/2012	499	75	64
Morgan Stanley	CDX.HY-8 Index	2.75%	06/20/2012	980	159	133
Deutsche Bank AG	CDX.IG-10 5 Year Index	1.55%	06/20/2013	683	16	19
Goldman Sachs & Co.	CDX.IG-10 5 Year Index	1.55%	06/20/2013	1,757	42	58
Goldman Sachs & Co.	CDX.IG-10 5 Year Index	1.55%	06/20/2013	9,662	228	320
Goldman Sachs & Co.	CDX.IG-10 5 Year Index	1.55%	06/20/2013	1,171	28	37
Merrill Lynch International	CDX.IG-10 5 Year Index	1.55%	06/20/2013	976	23	27
Merrill Lynch International	CDX.IG-10 5 Year Index	1.55%	06/20/2013	7,027	166	233
Merrill Lynch International	CDX.IG-10 5 Year Index	1.55%	06/20/2013	5,856	138	174
Morgan Stanley	CDX.IG-10 5 Year Index	1.55%	06/20/2013	781	17	20
Morgan Stanley	CDX.IG-10 5 Year Index	1.55%	06/20/2013	2,733	65	75
Morgan Stanley	CDX.IG-10 5 Year Index	1.55%	06/20/2013	878	19	22
Merrill Lynch International	CDX.IG-10 5 Year Index	1.55%	06/20/2013	4,002	95	119
Barclays Bank PLC	CDX.IG-10 10 Year Index	1.50%	06/20/2018	2,928	50	165
Goldman Sachs & Co.	CDX.IG-10 10 Year Index	1.50%	06/20/2018	2,147	37	99
Morgan Stanley	CDX.IG-11 5 Year Index	1.50%	12/20/2013	4,100	82	(1)
Goldman Sachs & Co.	CDX.IG-9 10 Year Index	0.80%	12/20/2017	6,149	432	409
Barclays Bank PLC	CDX.IG-9 10 Year Index	0.80%	12/20/2017	4,978	350	343
Barclays Bank PLC	CDX.IG-9 10 Year Index	0.80%	12/20/2017	1,659	117	105
JPMorgan Chase & Co.	Constellation Energy Group, 7.00%, 04/01/12	0.67%	06/20/2012	2,600	366	365
JPMorgan Chase & Co.	Constellation Energy Group, 4.55%, 06/15/15	0.96%	06/20/2015	100	19	19
Credit Suisse International	Deutsche Telekom International Finance, 5.25%, 07/22/13	1.08%	09/20/2018	3,000	13	13
UBS Warburg LLC	Dominion Resources Inc., 5.00%, 03/01/14	0.59%	03/20/2014	1,000	17	16
Citibank N.A.	GATX Corp., 5.80%, 03/01/16	1.07%	03/20/2016	1,000	171	171
Deutsche Bank AG	Genworth Financial, Inc., 6.12%, 05/22/18	0.98%	06/20/2018	800	448	447
Barclays Bank PLC	Genworth Financial, Inc., 6.52%, 05/22/18	0.96%	06/20/2018	500	280	280
UBS Warburg LLC	GMAC LLC, 6.88%, 08/28/12	4.85%	09/20/2012	300	35	35
Deutsche Bank AG	Home Depot Corp., 5.40%, 03/01/16	1.57%	03/20/2016	1,250	66	65
BNP Paribas Bank	International Lease Finance Corporation, 6.63%, 11/15/13	1.60%	12/20/2013	500	109	109
Goldman Sachs & Co.	Kohl's Corp., 6.30%, 03/01/11	0.59%	12/20/2012	300	24	24
Deutsche Bank AG	Macy's Corp., 7.45%, 07/15/17	2.10%	09/20/2017	1,000	202	202
Deutsche Bank AG	Marsh & McLennan Companies, Inc., 5.75%, 09/15/15	0.60%	09/20/2015	1,000	10	10
Citibank N.A.	Omnicom Group, 5.90%, 04/15/16	0.94%	06/20/2016	1,250	145	145
JPMorgan Chase & Co.	Pearson, 5.70%, 06/01/14	0.83%	06/20/2014	1,000	37	37
Morgan Stanley	Prologis Trust, 5.50%, 03/01/13	1.32%	06/20/2018	900	403	403
JPMorgan Chase & Co.	Qwest Capital Funding Inc., 7.75%, 02/15/31	3.25%	09/20/2009	1,000	60	60
Barclays Bank PLC	REXAM PLC, 6.75%, 06/01/13	1.45%	06/20/2013	700	101	101
Morgan Stanley	Sherwin Williams Co., 7.38%, 02/01/27	0.29%	12/20/2012	300	12	12
Royal Bank of Scotland Group PLC	Simon Property Group LP, 5.75%, 12/01/15	1.01%	12/20/2015	500	130	129
Morgan Stanley	Simon Property Group LP, 6.13%, 05/30/18	0.89%	06/20/2018	2,500	765	764
Morgan Stanley	Staples, Inc., 7.38%, 10/01/12	0.53%	12/20/2012	300	32	32
Goldman Sachs & Co.	Telecom Italia SPA, 5.38%, 01/29/19	1.55%	06/20/2018	600	102	101
Goldman Sachs & Co.	TJX Companies, Inc., 7.45%, 12/15/09	0.38%	12/20/2012	300	10	10
Morgan Stanley	VF Corp., 8.50%, 10/01/10	0.25%	12/20/2012	300	12	11
JPMorgan Chase & Co.	Waste Management Inc., 6.10%, 03/15/18	0.79%	03/20/2018	1,100	54	54
Morgan Stanley	Whirlpool Corp., 7.75%, 07/15/16	0.49%	12/20/2012	300	34	34
				$ 90,116	$ 6,872	$ 7,100

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Summary of Credit Default Swap Agreements (in thousands) (continued)

JNL/PIMCO Total Return Bond Fund
Credit default swaps - sell protection[1]		Reference					Unrealized
		Obligation	Fixed	Expiration	Notional		Appreciation/
Counterparty	Reference Obligation	Credit Rating[3]	Receive Rate	Date	Amount[4,5]	Value	(Depreciation)
Barclays Bank PLC	CDX.EM-10	Ba2	3.35%	12/20/2013	$ (1,000)	$ (151)	$ (124)
Barclays Bank PLC	CDX.EM-10	Ba2	3.35%	12/20/2013	(500)	(75)	(64)
Citibank N.A.	CDX.HY-8 Index 25-35%	B3	2.14%	06/20/2012	(800)	(124)	(124)
Merrill Lynch & Co., Inc.	CDX.HY-8 Index 25-35%	B3	1.83%	06/20/2012	(1,000)	(165)	(164)
Morgan Stanley	CDX.HY-8 Index 25-35%	B3	2.08%	06/20/2012	(1,000)	(157)	(157)
Citibank N.A.	CDX.HY-8 Index 35-100%	B3	0.36%	06/20/2012	(4,904)	(333)	(333)
Citibank N.A.	CDX.HY-8 Index 35-100%	B3	0.40%	06/20/2012	(981)	(65)	(65)
Morgan Stanley	CDX.HY-11 Index	B3	5.00%	12/20/2013	(8,800)	(1,768)	312
Goldman Sachs & Co.	CDX.IG-9 10 Year Index 30-100%	Baa2	0.55%	12/20/2017	(1,458)	9	9
Deutsche Bank AG	CDX.IG-9 5 Year Index 30-100%	Baa2	0.71%	12/20/2012	(7,195)	49	50
Deutsche Bank AG	CDX.IG-10 5 Year Index 30-100%	Baa2	0.53%	06/20/2013	(1,361)	(1)	-
Goldman Sachs & Co.	CDX.IG-10 5 Year Index 30-100%	Baa2	0.46%	06/20/2013	(1,750)	(6)	(6)
Deutsche Bank AG	CDX.IG-11 5 Year Index	Baa1	1.50%	12/20/2013	(5,100)	(107)	9
Morgan Stanley	CMBX.NA.AAA.3	Aaa	0.08%	12/13/2049	(100)	(30)	35
Merrill Lynch & Co., Inc.	Federative Republic of Brazil, 12.25%, 03/06/30	Ba1	1.95%	04/20/2016	(100)	(7)	(7)
Barclays Bank PLC	Ford Motor Credit Co. LLC, 7.00%, 10/01/13	Caa1	5.65%	09/20/2012	(500)	(94)	(93)
Goldman Sachs & Co.	Ford Motor Credit Co. LLC, 7.00%, 10/01/13	Caa1	3.85%	09/20/2012	(200)	(47)	(47)
UBS Warburg LLC	Ford Motor Credit Co. LLC, 7.00%, 10/01/13	Caa1	6.20%	09/20/2012	(2,600)	(451)	(445)
Morgan Stanley	Gazprom, 8.63%, 04/28/34	A3	2.18%	02/20/2013	(700)	(167)	(162)
UBS Warburg LLC	Gazprom, 8.63%, 04/28/34	A3	2.18%	02/20/2013	(1,000)	(239)	(231)
HSBC Bank USA	Gazprom, 9.63%, 03/01/13	A3	0.36%	05/20/2009	(1,000)	(66)	(65)
BNP Paribas Bank	General Electric Capital Corp., 6.00%, 06/15/12	Aaa	0.78%	03/20/2011	(700)	(50)	(50)
Citibank N.A.	General Electric Capital Corp., 6.00%, 06/15/12	Aaa	1.10%	03/20/2010	(200)	(8)	(8)
Citibank N.A.	General Electric Capital Corp., 6.00%, 06/15/12	Aaa	0.75%	03/20/2009	(1,300)	(10)	(10)
Citibank N.A.	General Electric Capital Corp., 6.00%, 06/15/12	Aaa	1.15%	03/20/2010	(100)	(4)	(4)
Deutsche Bank AG	General Electric Capital Corp., 6.00%, 06/15/12	Aaa	1.50%	09/20/2011	(300)	(19)	(19)
Deutsche Bank AG	General Electric Capital Corp., 6.00%, 06/15/12	Aaa	0.80%	06/20/2011	(3,700)	(282)	(281)
Deutsche Bank AG	General Electric Capital Corp., 6.00%, 06/15/12	Aaa	1.10%	03/20/2009	(200)	(1)	(1)
Goldman Sachs & Co.	General Electric Capital Corp., 6.00%, 06/15/12	Aaa	0.90%	12/20/2010	(300)	(19)	(19)
Goldman Sachs & Co.	General Electric Capital Corp., 6.00%, 06/15/12	Aaa	0.83%	12/20/2009	(200)	(7)	(7)
Merrill Lynch & Co., Inc.	General Electric Capital Corp., 6.00%, 06/15/12	Aaa	1.08%	12/20/2009	(1,400)	(44)	(44)
Morgan Stanley	General Electric Capital Corp., 6.00%, 06/15/12	Aaa	0.95%	01/20/2009	(1,100)	(2)	(2)
Royal Bank of Scotland Group PLC	General Electric Capital Corp., 6.00%, 06/15/12	Aaa	1.10%	09/20/2009	(200)	(1)	(1)
Citibank N.A.	General Electric Capital Corp., 5.63%, 09/15/17	Aaa	4.80%	12/20/2013	(600)	28	30
Citibank N.A.	General Electric Capital Corp., 5.63%, 09/15/17	Aaa	4.33%	12/20/2013	(800)	22	23
Deutsche Bank AG	General Electric Capital Corp., 5.63%, 09/15/17	Aaa	4.90%	12/20/2013	(1,100)	56	60
Goldman Sachs & Co.	General Motors Corp., 7.13%, 07/15/13	C	8.90%	03/20/2013	(1,700)	(1,237)	(1,232)
Goldman Sachs & Co.	General Motors Corp., 7.13%, 07/15/13	C	9.05%	03/20/2013	(1,500)	(1,090)	(1,085)
Deutsche Bank AG	GMAC LLC, 6.88%, 08/28/12	C	4.00%	09/20/2012	(2,400)	(344)	(341)
Goldman Sachs & Co.	GMAC LLC, 6.88%, 08/28/12	C	3.20%	09/20/2012	(100)	(17)	(17)
Merrill Lynch & Co., Inc.	GMAC LLC, 6.88%, 08/28/12	C	1.85%	09/20/2009	(1,000)	(40)	(40)
UBS Warburg LLC	Republic of Korea, 4.25%, 06/01/13	A2	3.85%	12/20/2009	(1,000)	7	9
JPMorgan Chase & Co.	Republic of Panama, 8.88%, 09/30/27	Ba1	1.20%	01/20/2017	(200)	(28)	(27)
JPMorgan Chase & Co.	Republic of Panama, 8.88%, 09/30/27	Ba1	1.25%	01/20/2017	(200)	(27)	(26)
Morgan Stanley	Republic of Panama, 8.88%, 09/30/27	Ba1	0.75%	01/20/2012	(200)	(12)	(12)
Barclays Bank PLC	SLM Corp., 5.13%, 08/27/12	Baa2	5.10%	06/20/2009	(300)	(11)	(10)
BNP Paribas Bank	SLM Corp., 5.13%, 08/27/12	Baa2	5.15%	03/20/2009	(2,300)	(38)	(34)
Citibank N.A.	SLM Corp., 5.13%, 08/27/12	Baa2	4.85%	03/20/2013	(1,700)	(167)	(165)
HSBC Bank USA	Ukraine, 7.65%, 6/11/13	B1	0.73%	04/20/2009	(3,400)	(322)	(317)
JPMorgan Chase & Co.	United Mexican States, 7.50%, 04/08/33	Baa1	0.92%	03/20/2016	(500)	(62)	(61)
					$ (70,749)	$ (7,724)	$ (5,363)

Credit default swaps - purchase protection[2]						Unrealized
		Fixed	Expiration	Notional		Appreciation/
Counterparty	Reference Obligation	Pay Rate	Date	Amount[4,5]	Value	(Depreciation)
Merrill Lynch & Co., Inc.	CDX.HY-10 Index	5.00%	06/20/2013	$ 3,800	$ 591	$ 941
Morgan Stanley	CDX.HY-10 Index	5.00%	06/20/2013	1,000	155	613
Royal Bank of Scotland Group PLC	CDX.HY-10 Index	5.00%	06/20/2013	6,800	1,057	565
Morgan Stanley	CDX.IG-9 10 Year Index	0.80%	12/20/2017	2,635	151	(88)
				$ 14,235	$ 1,954	$ 2,031

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Summary of Spread Lock Swap Agreements (in thousands)

JNL/PIMCO Total Return Bond Fund
			Paying/				Unrealized
			Receiving		Expiration	Notional	Appreciation/
Counterparty		Spread Lock Rate	Spread Lock Rate	Floating Rate	Date	Amount[4]	(Depreciation)
BNP Paribas Bank	*	2 Year U.S. Treasury Note plus 0.7625%	Receiving	3-Month LIBOR	02/09/2014	$ 9,600	$ 94
BNP Paribas Bank	*	2 Year U.S. Treasury Note plus 0.71%	Receiving	3-Month LIBOR	02/09/2011	4,800	8
$ 102

1 If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

2 If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comrprising the referenced index.

3 Reference obligation credit rating is provided by Moody's for credit default swaps on sovereign, asset-backed and corporate issues. Reference obligation credit rating for credit default swaps on an index is calculated by a weighted average of the index constituents' credit rating.

4	Notional amount is stated in USD unless otherwise noted.

5 The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of that particular swap agreement.

* Swap agreement fair valued in good faith in accordance with procedures established by the Trust's Board of Trustees. Fair valued securities may be classified as Level 2 or Level 3 for SFAS No. 157 disclosures based on the securities valuation inputs. See SFAS No. 157 note on page 150.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Summary of Investments by Country (as a percentage of total long-term investments)*:

				JNL/Capital		JNL/Capital	JNL/Credit			JNL/Goldman
	JNL/AIM	JNL/AIM	JNL/AIM	Guardian	JNL/Capital	Guardian	Suisse Global	JNL/Franklin	JNL/Franklin	Sachs
	International	Large Cap	Global	Global	Guardian	International	Natural	Templeton	Templeton	Emerging	JNL/JPMorgan
	Growth	Growth	Real Estate	Balanced	Global Diversified	Small Cap	Resources	Global	Mutual	Markets Debt	International
	Fund	Fund	Fund	Fund	Research Fund	Fund	Fund	Growth Fund	Shares Fund	Fund	Value Fund

Argentina	- %	- %	- %	- %	- %	0.1%	- %	- %	- %	0.7%	- %
Australia	3.7	-	9.0	1.6	2.6	6.4	4.1	-	-	-	0.7
Austria	-	-	0.1	0.1	-	-	0.1	1.1	-	-	-
Belgium	2.2	-	0.3	0.1	0.4	2.7	1.5	-	-	-	-
Bermuda	-	4.2	0.7	0.1	0.1	-	-	3.1	-	-	-
Brazil	0.8	0.6	-	0.6	2.5	0.7	3.7	-	-	-	-
Canada	2.6	-	2.6	3.4	5.6	9.5	20.1	-	0.3	-	-
Chile	-	-	-	0.2	0.7	-	-	-	-	-	-
China	-	-	-	0.3	0.8	0.3	-	0.2	-	-	1.2
Colombia	-	-	-	0.1	-	-	-	-	-	3.9	-
Denmark	1.9	-	-	0.2	-	2.3	-	-	1.2	-	-
Egypt	-	-	-	0.1	-	-	-	-	-	6.2	-
Finland	1.1	-	0.3	-	-	0.3	4.6	0.4	-	-	2.2
France	5.7	-	5.8	5.6	9.7	0.6	1.5	8.8	4.7	-	17.8
Germany	8.7	-	0.3	9.3	6.8	5.8	5.3	6.2	6.2	-	10.7
Greece	0.7	-	-	-	-	0.4	-	-	-	-	0.4
Guernsey	-	-	-	-	-	-	-	-	-	-	-
Hong Kong	3.3	-	12.8	0.6	1.3	0.5	-	0.9	0.4	-	3.1
Hungary	-	-	-	-	-	-	-	-	-	16.9	-
India	2.8	-	-	0.8	-	-	-	0.2	-	-	0.4
Indonesia	0.8	-	-	-	0.1	-	-	-	-	7.7	-
Ireland	1.0	-	-	0.3	2.0	0.1	-	0.7	-	8.5	-
Israel	3.4	-	-	0.5	-	-	-	-	-	-	-
Italy	3.9	-	-	-	-	4.3	1.3	3.0	0.5	-	2.2
Japan	9.4	-	16.6	11.8	12.9	40.0	3.0	4.4	0.9	-	21.9
Jersey	-	-	-	-	-	-	-	-	-	-	-
Luxembourg	-	-	-	0.5	-	0.6	2.8	-	0.5	-	-
Kazakhstan	-	-	-	-	-	-	1.4	-	-	-	-
Malaysia	-	-	-	0.8	-	0.2	-	-	-	-	-
Mexico	4.3	0.7	-	3.0	3.2	-	-	-	-	10.1	-
Netherlands	2.3	-	2.6	4.3	4.3	1.3	0.4	3.1	4.0	-	9.6
New Zealand	-	-	0.2	-	-	-	-	-	-	-	-
Norway	0.3	-	-	0.5	1.1	1.4	0.6	0.2	1.5	-	-
Pakistan	-	-	-	-	-	-	-	-	-	-	-
Panama	-	-	-	0.1	-	-	-	-	-	-	-
Peru	-	-	-	-	-	-	-	-	-	9.8	-
Philippines	1.2	-	-	-	-	-	-	-	-	-	-
Poland	-	-	-	-	-	-	-	-	-	9.1	-
Portugal	-	-	-	-	-	-	0.4	-	-	-	-
Russia	-	-	-	0.2	-	0.4	1.5	0.3	-	-	-
Singapore	3.2	-	1.7	1.4	-	2.7	-	1.3	0.5	-	-
South Africa	-	-	-	0.3	-	-	2.6	-	-	-	-
South Korea	-	-	-	0.3	0.5	3.7	-	2.5	0.8	-	0.4
Spain	3.8	-	-	1.6	-	0.9	-	1.5	1.0	-	4.9
Sweden	-	-	0.5	1.3	2.1	0.6	1.4	0.7	0.9	-	1.2
Switzerland	11.1	3.2	0.7	4.2	3.8	1.5	1.5	5.1	5.3	-	6.2
Taiwan	1.9	-	-	0.7	0.8	-	-	1.6	-	-	1.8
Thailand	-	-	-	0.1	0.9	-	-	-	-	-	-
Turkey	0.6	-	-	0.1	-	-	-	0.7	-	20.5	-
United Arab Emirates	-	-	-	0.2	-	0.1	-	-	-	-	-
United Kingdom	19.3	1.9	5.7	6.1	7.1	9.0	25.9	14.3	7.2	-	15.3
United States	-	89.4	40.1	38.6	30.7	3.6	16.3	39.7	64.1	-	-
Uruguay	-	-	-	-	-	-	-	-	-	6.6	-

Total
Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

* The Funds presented in the table are those which have greater than 10% of long-term investments in non-U.S. securities at December 31, 2008.

The accompanying notes are an integral part of these Financial Statements

.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Summary of Investments by Country (as a percentage of total long-term investments)*: (continued)

				JNL/Mellon	JNL/Mellon	JNL/Mellon					JNL/ T. Rowe
	JNL/Lazard	JNL/M&G	JNL/M&G	Capital	Capital	Capital	JNL/	JNL/PAM	JNL/PAM	JNL/Red	Price
	Emerging	Global	Global	Management	Management	Management	Oppenheimer	Asia	China-	Rocks Listed	Established
	Markets	Basics	Leaders	European 30	Pacific Rim 30	International	Global Growth	ex-Japan	India	Private Equity	Growth
	Fund	Fund	Fund	Fund	Fund	Index Fund	Fund	Fund	Fund	Fund	Fund

Argentina	- %	- %	- %	- %	- %	- %	- %	- %	- %	- %	- %
Australia	-	21.0	-	-	27.9	5.9	0.1	-	-	2.9	0.6
Austria	-	3.5	-	2.0	-	0.3	-	-	-	-	-
Belgium	-	-	-	5.5	-	0.8	-	-	-	3.9	-
Bermuda	-	-	-	-	-	-	0.3	-	-	2.2	1.8
Brazil	15.8	-	-	-	-	-	1.4	-	-	1.9	1.0
Canada	0.1	0.7	5.1	-	-	-	1.1	-	-	5.4	1.7
Chile	-	-	-	-	-	-	-	-	-	-	-
China	-	-	1.0	-	-	-	-	14.1	23.6	-	0.6
Colombia	-	-	-	-	-	-	-	-	-	-	-
Denmark	-	-	1.5	-	-	0.8	-	-	-	-	0.4
Egypt	3.4	-	-	-	-	-	-	-	-	-	-
Finland	-	-	-	2.5	-	1.4	0.9	-	-	1.2	-
France	-	9.5	2.0	14.8	-	10.4	5.4	-	-	10.1	1.1
Germany	-	2.3	8.6	7.7	-	8.9	7.5	-	-	2.5	-
Greece	-	-	-	-	-	0.5	-	-	-	-	-
Guernsey	-	-	-	-	-	-	-	-	-	12.4	-
Hong Kong	0.8	1.6	1.5	-	5.6	2.0	-	25.3	29.8	2.4	-
Hungary	0.5	-	-	-	-	-	-	-	-	-	-
India	6.9	-	-	-	-	-	2.1	8.8	46.6	-	0.5
Indonesia	8.7	-	-	-	-	-	-	5.4	-	-	-
Ireland	-	2.7	-	-	-	0.3	-	-	-	-	0.3
Israel	3.8	-	-	-	-	-	-	-	-	-	0.5
Italy	-	-	-	7.5	-	3.6	1.2	-	-	2.1	-
Japan	-	-	12.2	-	58.0	25.3	14.6	-	-	-	1.3
Jersey	-	-	-	-	-	-	-	-	-	2.8	-
Luxembourg	2.3	-	-	-	-	0.4	-	-	-	-	-
Kazakhstan	-	-	-	-	-	-	-	-	-	-	-
Malaysia	1.7	1.4	1.5	-	-	-	-	1.5	-	-	-
Mexico	6.1	-	-	-	-	-	3.0	-	-	-	-
Netherlands	-	3.9	5.1	5.3	-	3.7	3.3	-	-	4.7	-
New Zealand	-	-	-	-	-	0.1	-	-	-	-	-
Norway	-	-	1.7	2.4	-	0.6	0.6	-	-	-	-
Pakistan	0.3	-	-	-	-	-	-	-	-	-	-
Panama	-	-	-	-	-	-	-	-	-	-	-
Peru	-	-	-	-	-	-	-	-	-	-	-
Philippines	3.9	-	-	-	-	-	-	3.1	-	-	-
Poland	-	-	-	-	-	-	-	-	-	-	-
Portugal	-	-	-	3.7	-	0.3	-	-	-	-	-
Russia	7.3	-	-	-	-	-	-	-	-	-	-
Singapore	0.6	2.8	-	-	8.5	1.0	-	5.2	-	-	-
South Africa	13.2	-	-	-	-	-	-	-	-	1.7	-
South Korea	11.0	-	4.7	-	-	-	0.5	19.0	-	1.4	-
Spain	-	1.1	-	6.7	-	4.6	1.5	-	-	2.2	-
Sweden	2.0	-	-	2.6	-	2.0	8.4	-	-	7.5	-
Switzerland	-	-	4.0	11.5	-	8.4	4.6	-	-	-	1.8
Taiwan	3.7	-	-	-	-	-	2.3	13.9	-	-	-
Thailand	1.4	-	-	-	-	-	-	3.7	-	-	-
Turkey	6.5	-	-	-	-	-	0.4	-	-	-	-
United Arab Emirates	-	-	-	-	-	-	-	-	-	-	-
United Kingdom	-	17.3	6.2	27.8	-	18.7	7.7	-	-	17.0	-
United States	-	32.2	44.9	-	-	-	33.1	-	-	15.7	88.4
Uruguay	-	-	-	-	-	-	-	-	-	-	-

Total
Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

* The Funds presented in the table are those which have greater than 10% of long-term investments in non-U.S. securities at December 31, 2008.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Summary of Investments by Sector (percentage of total investments):

	Consumer	Consumer			Health		Information
	Discretionary	Staples	Energy	Financials	Care	Industrials	Technology	Materials

JNL/AIM International Growth Fund	11.2%	12.2%	5.5%	5.7%	14.3%	8.1%	8.8%	3.6%
JNL/AIM Large Cap Growth Fund	6.5	7.6	6.0	5.7	18.0	16.1	27.7	1.9
JNL/AIM Global Real Estate Fund	-	-	-	79.7	-	1.4	-	-
JNL/AIM Small Cap Growth Fund	10.1	2.1	5.1	6.2	18.2	13.6	19.4	1.8
JNL/Capital Guardian Global Balanced Fund	5.5	5.9	5.2	9.8	6.6	5.0	6.7	4.4
JNL/Capital Guardian Global Diversified Research Fund	8.9	8.8	10.0	11.0	9.5	5.0	8.3	8.2
JNL/Capital Guardian International Small Cap Fund	13.2	8.3	2.6	7.8	10.7	15.0	8.8	8.3
JNL/Capital Guardian U.S. Growth Equity Fund	9.6	5.3	3.0	7.1	15.3	11.9	20.3	2.4
JNL/Credit Suisse Global Natural Resources Fund	-	-	25.4	-	1.3	-	-	63.2
JNL/Credit Suisse Long/Short Fund	11.7	8.3	13.9	18.4	14.6	9.7	11.1	2.3
JNL/Eagle Core Equity Fund	15.3	4.9	9.5	13.2	17.8	7.1	22.6	-
JNL/Eagle SmallCap Equity Fund	12.5	0.8	4.8	3.4	20.5	10.9	18.1	4.5
JNL/Franklin Templeton Founding Strategy Fund	-	-	-	-	-	-	-	-
JNL/Franklin Templeton Global Growth Fund	15.0	1.4	7.2	10.1	16.8	11.5	13.3	1.2
JNL/Franklin Templeton Income Fund	9.5	1.3	10.0	22.3	8.3	2.4	5.4	1.3
JNL/Franklin Templeton Mutual Shares Fund	9.7	21.9	5.8	14.0	3.9	8.3	7.3	5.2
JNL/Franklin Templeton Small Cap Value Fund	12.5	1.0	5.7	14.5	1.3	23.6	4.0	8.0
JNL/Goldman Sachs Core Plus Bond Fund	1.5	1.0	3.2	10.7	0.1	0.4	0.4	0.3
JNL/Goldman Sachs Emerging Markets Debt Fund	-	-	-	9.9	-	-	-	-
JNL/Goldman Sachs Mid Cap Value Fund	11.5	6.0	6.8	24.7	7.3	7.2	5.0	4.2
JNL/Goldman Sachs Short Duration Bond Fund	0.6	0.2	-	14.4	-	-	0.3	-
JNL/JPMorgan International Value Fund	9.1	5.3	9.5	23.7	5.7	8.6	5.2	4.9
JNL/JPMorgan MidCap Growth Fund	13.2	-	6.6	12.5	13.7	16.3	16.8	4.1
JNL/JPMorgan U.S. Government & Quality Bond Fund	-	-	-	0.8	-	-	-	-
JNL/Lazard Emerging Markets Fund	8.3	9.9	9.8	14.6	-	8.3	8.1	9.5
JNL/Lazard Mid Cap Equity Fund	9.2	6.6	6.2	14.4	9.9	13.2	9.9	7.7
JNL/Lazard Small Cap Equity Fund	8.1	0.5	1.1	13.1	13.3	16.4	14.4	1.8
JNL/M&G Global Basics Fund	8.3	25.5	11.1	1.4	6.6	13.1	-	29.6
JNL/M&G Global Leaders Fund	6.9	7.3	14.2	12.9	19.1	10.9	16.8	5.6
JNL/Mellon Capital Management 10 X 10 Fund	-	-	-	-	-	-	-	-
JNL/Mellon Capital Management Index 5 Fund	-	-	-	-	-	-	-	-
JNL/Mellon Capital Management European 30 Fund	-	6.4	16.0	23.5	11.7	2.5	-	13.7
JNL/Mellon Capital Management Pacific Rim 30 Fund	12.0	3.5	2.1	11.4	6.2	24.1	-	23.9
JNL/Mellon Capital Management S&P 500 Index Fund	7.5	11.5	11.9	11.9	13.2	9.9	13.8	2.7
JNL/Mellon Capital Management S&P 400
MidCap Index Fund	10.9	3.5	4.9	16.4	8.8	11.1	9.7	5.2
JNL/Mellon Capital Management Small Cap Index Fund	8.6	3.0	3.5	18.1	11.8	13.1	12.2	2.9
JNL/Mellon Capital Management International
Index Fund	8.6	8.6	7.3	19.2	8.2	9.7	4.4	6.7
JNL/Mellon Capital Management Bond Index Fund	1.3	1.0	1.0	7.7	0.9	0.8	0.4	0.4
JNL/Mellon Capital Management Enhanced
S&P 500 Stock Index Fund	9.4	11.7	13.4	13.1	14.8	11.5	14.6	2.4
JNL/Oppenheimer Global Growth Fund	15.5	8.8	4.0	8.8	6.6	12.6	23.8	-
JNL/PAM Asia ex-Japan Fund	7.1	3.8	6.2	29.7	-	10.6	11.4	4.6
JNL/PAM China-India Fund	4.0	5.2	17.5	21.2	-	9.4	8.1	4.1
JNL/PIMCO Real Return Fund	0.2	0.1	0.2	6.9	0.1	0.1	0.1	0.2
JNL/PIMCO Total Return Bond Fund	1.2	0.1	0.5	19.7	0.7	0.3	1.2	0.2
JNL/PPM America Core Equity Fund	10.7	10.4	11.6	15.6	12.2	11.6	13.1	5.0
JNL/PPM America High Yield Bond Fund	16.0	3.1	9.9	9.4	7.2	3.4	2.2	3.3
JNL/PPM America Mid Cap Value Fund	17.7	3.9	7.6	11.1	5.4	28.8	8.6	12.5
JNL/PPM America Small Cal Value Fund	21.6	5.9	7.5	13.2	4.0	25.7	9.5	7.4
JNL/PPM America Value Equity Fund	16.0	4.5	11.0	23.3	6.8	10.8	9.3	7.7
JNL/Red Rocks Listed Private Equity Fund	-	-	-	66.1	-	4.4	-	-
JNL/S&P Managed Conservative Fund	-	-	-	-	-	-	-	-
JNL/S&P Managed Moderate Fund	-	-	-	-	-	-	-	-
JNL/S&P Managed Moderate Growth Fund	-	-	-	-	-	-	-	-

JNL/S&P Managed Growth Fund	-	-	-	-	-	-	-	-
JNL/S&P Managed Aggressive Growth Fund	-	-	-	-	-	-	-	-
JNL/S&P Retirement Income Fund	-	-	-	-	-	-	-	-
JNL/S&P Retirement 2015 Fund	-	-	-	-	-	-	-	-
JNL/S&P Retirement 2020 Fund	-	-	-	-	-	-	-	-
JNL/S&P Retirement 2025 Fund	-	-	-	-	-	-	-	-
JNL/S&P Disciplined Moderate Fund	-	-	-	-	-	-	-	-
JNL/S&P Disciplined Moderate Growth Fund	-	-	-	-	-	-	-	-
JNL/S&P Disciplined Growth Fund	-	-	-	-	-	-	-	-
JNL/S&P Moderate Retirement Strategy Fund	-	-	-	-	-	-	-	-
JNL/S&P Moderate Growth Retirement Strategy Fund	-	-	-	-	-	-	-	-
JNL/S&P Growth Retirement Strategy Fund	-	-	-	-	-	-	-	-
JNL/S&P Competitive Advantage Fund	19.7	6.2	21.8	5.7	-	12.1	18.6	3.2
JNL/S&P Dividend Income & Growth Fund	8.5	7.8	8.3	12.8	9.0	8.8	8.3	8.8
JNL/S&P Intrinsic Value Fund	31.7	-	8.2	-	3.6	19.2	14.5	5.4
JNL/S&P Total Yield Fund	37.1	4.5	2.8	13.7	2.8	2.7	11.9	2.7
JNL/S&P 4 Fund	-	-	-	-	-	-	-	-
JNL/Select Balanced Fund	4.1	5.7	9.9	11.8	7.7	8.0	5.3	3.3
JNL/Select Money Market Fund	-	-	-	-	-	-	-	-
JNL/Select Value Fund	6.0	12.6	14.4	19.5	10.9	9.4	7.6	3.0
JNL/T. Rowe Price Established Growth Fund	8.5	8.3	6.7	2.5	23.0	5.7	24.9	2.1
JNL/T. Rowe Price Mid-Cap Growth Fund	11.1	0.9	6.5	4.3	12.9	14.4	20.0	1.5
JNL/T. Rowe Price Value Fund	17.0	5.7	12.3	14.7	10.9	9.9	9.0	3.3

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Summary of Investments by Sector (percentage of total investments): (continued)

					Non-U.S.		U.S.
					Government		Government
					Agency		Agency
					Asset-		Mortgage-
	Investment	Telecommunication		Government	Backed	Short-Term	Backed	Purchased
	Funds	Services	Utilities	Securities	Securities	Investments	Securities	Options	Total

JNL/AIM International Growth Fund	-%	7.1%	0.9%	-%	-%	22.6%	-%	-%	100.0%
JNL/AIM Large Cap Growth Fund	-	0.6	-	-	-	9.9	-	-	100.0
JNL/AIM Global Real Estate Fund	-	-	-	-	-	18.9	-	-	100.0
JNL/AIM Small Cap Growth Fund	-	0.6	0.9	-	-	22.0	-	-	100.0
JNL/Capital Guardian Global Balanced Fund	-	5.5	1.4	22.6	-	19.0	2.4	-	100.0
JNL/Capital Guardian Global Diversified Research Fund	-	7.4	2.2	-	-	20.7	-	-	100.0
JNL/Capital Guardian International Small Cap Fund	2.6	0.3	0.7	-	-	21.7	-	-	100.0
JNL/Capital Guardian U.S. Growth Equity Fund	0.8	1.9	0.3	-	-	22.1	-	-	100.0
JNL/Credit Suisse Global Natural Resources Fund	-	-	-	-	-	10.1	-	-	100.0
JNL/Credit Suisse Long/Short Fund	-	2.5	5.9	-	-	1.6	-	-	100.0
JNL/Eagle Core Equity Fund	-	1.7	-	-	-	7.9	-	-	100.0
JNL/Eagle SmallCap Equity Fund	-	-	-	-	-	24.5	-	-	100.0
JNL/Franklin Templeton Founding Strategy Fund	100.0	-	-	-	-	-	-	-	100.0
JNL/Franklin Templeton Global Growth Fund	-	6.6	-	-	-	16.9	-	-	100.0
JNL/Franklin Templeton Income Fund	-	1.2	17.9	-	-	20.3	0.1	-	100.0
JNL/Franklin Templeton Mutual Shares Fund	-	3.3	4.9	-	-	15.7	-	-	100.0
JNL/Franklin Templeton Small Cap Value Fund	-	-	2.3	-	-	27.1	-	-	100.0
JNL/Goldman Sachs Core Plus Bond Fund	-	2.1	0.5	3.3	13.0	5.7	57.8	-	100.0
JNL/Goldman Sachs Emerging Markets Debt Fund	-	-	-	50.9	-	39.2	-	-	100.0
JNL/Goldman Sachs Mid Cap Value Fund	-	1.1	13.9	-	-	12.3	-	-	100.0
JNL/Goldman Sachs Short Duration Bond Fund	-	1.1	-	4.0	15.3	16.9	47.2	-	100.0
JNL/JPMorgan International Value Fund	-	7.0	6.6	-	-	14.4	-	-	100.0
JNL/JPMorgan MidCap Growth Fund	-	1.6	-	-	-	15.2	-	-	100.0
JNL/JPMorgan U.S. Government & Quality Bond Fund	-	-	-	17.3	3.1	26.6	52.2	-	100.0
JNL/Lazard Emerging Markets Fund	-	14.1	1.0	-	-	16.4	-	-	100.0
JNL/Lazard Mid Cap Value Fund	-	0.8	4.2	-	-	17.9	-	-	100.0
JNL/Lazard Small Cap Value Fund	-	2.8	4.3	-	-	24.2	-	-	100.0
JNL/M&G Global Basics Fund	-	0.2	-	-	-	4.2	-	-	100.0
JNL/M&G Global Leaders Fund	-	5.1	1.2	-	-	-	-	-	100.0
JNL/Mellon Capital Management 10 X 10 Fund	100.0	-	-	-	-	-	-	-	100.0
JNL/Mellon Capital Management Index 5 Fund	100.0	-	-	-	-	-	-	-	100.0
JNL/Mellon Capital Management European 30 Fund	-	18.8	7.2	-	-	0.2	-	-	100.0
JNL/Mellon Capital Management Pacific Rim 30 Fund	-	8.5	8.2	-	-	0.1	-	-	100.0
JNL/Mellon Capital Management S&P 500 Index Fund	-	3.4	3.8	-	-	10.4	-	-	100.0
JNL/Mellon Capital Management S&P 400
MidCap Index Fund	-	0.4	6.4	-	-	22.7	-	-	100.0
JNL/Mellon Capital Management Small Cap Index Fund	0.9	-	3.4	-	-	22.5	-	-	100.0

JNL/Mellon Capital Management International
Index Fund	-	6.0	6.4	-	-	14.9	-	-	100.0
JNL/Mellon Capital Management Bond Index Fund	-	1.4	1.2	20.7	4.0	21.6	37.6	-	100.0
JNL/Mellon Capital Management Enhanced
S&P 500 Stock Index Fund	-	3.3	2.6	-	-	3.2	-	-	100.0
JNL/Oppenheimer Global Growth Fund	-	3.3	0.8	-	-	15.8	-	-	100.0
JNL/PAM Asia ex-Japan Fund	-	9.9	1.7	-	-	15.0	-	-	100.0
JNL/PAM China-India Fund	-	13.0	6.2	-	-	11.3	-	-	100.0
JNL/PIMCO Real Return Fund	-	0.3	0.2	55.9	9.4	11.4	14.9	-	100.0
JNL/PIMCO Total Return Bond Fund	-	0.8	0.1	5.3	7.9	2.5	59.0	0.5	100.0
JNL/PPM America Core Equity Fund	-	4.1	0.3	-	-	5.4	-	-	100.0
JNL/PPM America High Yield Bond Fund	1.5	7.3	6.4		2.0	28.3	-	-	100.0
JNL/PPM America Mid Cap Value Fund	-	-	3.9	-	-	0.5	-	-	100.0
JNL/PPM America Small Cal Value Fund	-	-	4.5	-	-	0.7	-	-	100.0
JNL/PPM America Value Equity Fund	-	4.2	-	-	-	6.4	-	-	100.0
JNL/Red Rocks Listed Private Equity Fund	20.8	-	1.6	-	-	7.1	-	-	100.0
JNL/S&P Managed Conservative Fund	97.1	-	-	-	-	2.9	-	-	100.0
JNL/S&P Managed Moderate Fund	97.1	-	-	-	-	2.9	-	-	100.0
JNL/S&P Managed Moderate Growth Fund	97.1	-	-	-	-	2.9	-	-	100.0
JNL/S&P Managed Growth Fund	97.0	-	-	-	-	3.0	-	-	100.0
JNL/S&P Managed Aggressive Growth Fund	97.1	-	-	-	-	2.9	-	-	100.0
JNL/S&P Retirement Income Fund	95.9	-	-	-	-	4.1	-	-	100.0
JNL/S&P Retirement 2015 Fund	96.3	-	-	-	-	3.7	-	-	100.0
JNL/S&P Retirement 2020 Fund	95.6	-	-	-	-	4.4	-	-	100.0
JNL/S&P Retirement 2025 Fund	97.1	-	-	-	-	2.9	-	-	100.0
JNL/S&P Disciplined Moderate Fund	100.0	-	-	-	-	-	-	-	100.0
JNL/S&P Disciplined Moderate Growth Fund	100.0	-	-	-	-	-	-	-	100.0
JNL/S&P Disciplined Growth Fund	100.0	-	-	-	-	-	-	-	100.0
JNL/S&P Moderate Retirement Strategy Fund	100.0	-	-	-	-	-	-	-	100.0
JNL/S&P Moderate Growth Retirement Strategy Fund	100.0	-	-	-	-	-	-	-	100.0
JNL/S&P Growth Retirement Strategy Fund	100.0	-	-	-	-	-	-	-	100.0
JNL/S&P Competitive Advantage Fund	-	-	-	-	-	12.7	-	-	100.0
JNL/S&P Dividend Income & Growth Fund	-	8.2	7.8	-	-	11.7	-	-	100.0
JNL/S&P Intrinsic Value Fund	-	2.7	-	-	-	14.7	-	-	100.0
JNL/S&P Total Yield Fund	-	-	-	-	-	21.8	-	-	100.0
JNL/S&P 4 Fund	100.0	-	-	-	-	-	-	-	100.0
JNL/Select Balanced Fund	-	4.0	3.4	5.1	2.9	10.8	18.0	-	100.0
JNL/Select Money Market Fund	-	-	-	-	-	100.0	-	-	100.0
JNL/Select Value Fund	-	4.8	6.4	-	-	5.4	-	-	100.0
JNL/T. Rowe Price Established Growth Fund	-	4.6	-	-	-	13.7	-	-	100.0
JNL/T. Rowe Price Mid-Cap Growth Fund	-	2.7	0.1	-	-	25.6	-	-	100.0
JNL/T. Rowe Price Value Fund	-	1.3	3.7	-	-	12.2	-	-	100.0

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2008

					JNL/Capital	JNL/Capital	JNL/Capital
	JNL/AIM	JNL/AIM	JNL/AIM	JNL/AIM	Guardian	Guardian	Guardian
	International	Large Cap	Global Real	Small Cap	Global Balanced	Global Diversified	International Small
Assets	Growth Fund	Growth Fund	Estate Fund	Growth Fund	Fund	Research Fund	Cap Fund

Investments - unaffiliated, at value (a) (b)	$ 265,749	$ 343,735	$ 174,869	$ 50,707	$ 218,371	$ 192,535	$ 47,904
Investments - affiliated, at value (c)	23,585	22,106	2,774	781	4,282	7,370	4,061
Repurchase agreements	-	-	-	-	-	-	-
Cash	12	-	2	-	-	5	-
Foreign currency (d)	14,419	-	29	-	268	10	181
Receivables:
Investment securities sold	-	-	-	251	280	410	75
Fund shares sold	153	651	240	112	80	290	43
Deposits with brokers	-	-	-	-	-	-	-
Dividends and interest	167	456	816	25	1,216	211	91
Forward foreign currency contracts	-	-	-	-	374	-	761
Variation margin	-	-	-	-	-	-	-
Foreign taxes recoverable	103	30	-	-	30	39	13
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-
Total assets	304,188	366,978	178,730	51,876	224,901	200,870	53,129

Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Advisory fees	142	192	81	27	97	98	34
Administrative fees	31	29	17	3	22	20	5
12b-1 fee (Class A)	40	57	23	6	30	26	7
Investment securities purchased	67	-	-	148	197	1,119	303
Fund shares redeemed	304	439	198	81	262	404	22
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	6	6	3	1	3	3	-
Forward foreign currency contracts	-	-	-	-	467	-	259
Variation margin	-	-	-	-	-	-	-
Other expenses	16	2	1	-	1	1	-
Investment securities sold short / forward
sales commitments, at value (e)	-	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	44,267	15,023	32,895	11,193	40,061	35,931	7,664
Total liabilities	44,873	15,748	33,218	11,459	41,140	37,602	8,294
Net assets	$ 259,315	$ 351,230	$ 145,512	$ 40,417	$ 183,761	$ 163,268	$ 44,835

Net assets consist of:
Paid-in capital	$ 437,871	$ 465,089	$ 272,638	$ 58,079	$ 256,453	$ 366,769	$ 91,653
Undistributed (excess of distributions over)
net investment income	5,278	1,463	4,437	9	4,929	4,280	984
Accumulated net realized gain (loss)	(59,240)	(43,844)	(103,499)	(3,778)	(27,366)	(133,084)	(13,257)
Net unrealized appreciation (depreciation) on
investments, and foreign currency	(124,594)	(71,478)	(28,064)	(13,893)	(50,255)	(74,697)	(34,545)
	$ 259,315	$ 351,230	$ 145,512	$ 40,417	$ 183,761	$ 163,268	$ 44,835

Class A
Net assets	$ 249,897	$ 350,826	$ 145,218	$ 40,314	$ 183,572	$ 163,107	$ 44,755
Shares outstanding (no par value),

unlimited shares authorized	36,327	40,469	25,071	5,372	24,989	10,639	9,869
Net asset value per share	$ 6.88	$ 8.67	$ 5.79	$ 7.50	$ 7.35	$ 15.33	$ 4.53

Class B
Net assets	$ 9,418	$ 404	$ 294	$ 103	$ 189	$ 161	$ 80
Shares outstanding (no par value),
unlimited shares authorized	1,337	46	50	14	25	10	18
Net asset value per share	$ 7.04	$ 8.72	$ 5.82	$ 7.60	$ 7.50	$ 15.41	$ 4.55

(a) Including value of securities on loan	$ 42,402	$ 14,862	$ 32,195	$ 11,019	$ 38,511	$ 31,013	$ 7,238
(b) Investments - unaffiliated, at cost	389,949	415,212	202,936	64,600	268,498	267,229	82,946
(c) Investments - affiliated, at cost	23,585	22,106	2,774	781	4,282	7,370	4,061
(d) Foreign currency cost	14,808	-	29	-	277	13	183
(e) Proceeds from securities sold short / forward
sales commitments	-	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2008

	JNL/Capital	JNL/Credit				JNL/Franklin	JNL/Franklin
	Guardian	Suisse Global	JNL/Credit	JNL/Eagle	JNL/Eagle	Templeton	Templeton
	U.S. Growth	Natural	Suisse Long/	Core Equity	SmallCap	Founding	Global
Assets	Equity Fund	Resources Fund	Short Fund	Fund	Equity Fund	Strategy Fund	Growth Fund

Investments - unaffiliated, at value (a) (b)	$ 221,304	$ 221,748	$ 48,610	$ 39,301	$ 211,549	$ -	$ 226,261
Investments - affiliated, at value (c)	14,858	8,034	794	3,368	7,399	580,834	23,916
Repurchase agreements	-	-	-	-	-	-	-
Cash	-	34	-	-	-	-	-
Foreign currency (d)	-	955	-	-	-	-	5,341
Receivables:
Investment securities sold	-	-	737	-	-	404	-
Fund shares sold	202	284	161	140	355	727	353
Deposits with brokers	-	-	-	-	-	-	-
Dividends and interest	319	168	95	47	80	-	397
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Foreign taxes recoverable	-	34	-	-	-	-	35
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-
Total assets	236,683	231,257	50,397	42,856	219,383	581,965	256,303
					.
Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Advisory fees	109	115	26	23	95	-	144
Administrative fees	16	25	5	3	13	23	29
12b-1 fee (Class A)	32	33	7	7	26	-	39
Investment securities purchased	604	-	1,336	-	5,704	-	-
Fund shares redeemed	254	292	60	39	207	1,132	424
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	7	-	-	-	-
Interest expense and brokerage charges	-	-	5	-	-	-	-
Trustee fees	4	3	1	2	3	6	2
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Other expenses	1	1	-	-	1	3	1
Investment securities sold short / forward
sales commitments, at value (e)	-	-	6,978	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	39,682	15,867	-	-	49,043	-	19,488
Total liabilities	40,702	16,336	8,425	74	55,092	1,164	20,127
Net assets	$ 195,981	$ 214,921	$ 41,972	$ 42,782	$ 164,291	$ 580,801	$ 236,176

Net assets consist of:
Paid-in capital	$ 578,836	$ 417,789	$ 63,827	$ 73,175	$ 240,188	$ 934,993	$ 391,183
Undistributed (excess of distributions over)
net investment income	672	3,948	569	842	(2)	444	5,413
Accumulated net realized gain (loss)	(282,676)	(25,176)	(20,365)	(13,958)	(33,095)	(34,026)	(22,326)
Net unrealized appreciation (depreciation) on
investments, and foreign currency	(100,851)	(181,640)	(2,059)	(17,277)	(42,800)	(320,610)	(138,094)
	$ 195,981	$ 214,921	$ 41,972	$ 42,782	$ 164,291	$ 580,801	$ 236,176

Class A
Net assets	$ 195,824	$ 214,651	$ 41,879	$ 42,644	$ 164,108	$ 580,801	$ 236,023

Shares outstanding (no par value),
unlimited shares authorized	13,994	34,014	6,854	8,603	13,774	91,840	39,836
Net asset value per share	$ 13.99	$ 6.31	$ 6.11	$ 4.96	$ 11.91	$ 6.32	$ 5.92

Class B
Net assets	$ 157	$ 270	$ 93	$ 138	$ 183	n/a	$ 153
Shares outstanding (no par value),
unlimited shares authorized	11	43	16	27	15	n/a	26
Net asset value per share	$ 14.11	$ 6.33	$ 6.14	$ 5.16	$ 12.08	n/a	$ 5.93

(a) Including value of securities on loan	$ 38,481	$ 15,153	$ -	$ -	$ 47,749	$ -	$ 18,663
(b) Investments - unaffiliated, at cost	322,155	403,360	51,036	56,578	254,349	-	364,462
(c) Investments - affiliated, at cost	14,858	8,034	794	3,368	7,399	901,444	23,916
(d) Foreign currency cost	-	982	-	-	-	-	5,223
(e) Proceeds from securities sold short / forward
sales commitments	-	-	7,345	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2008

		JNL/Franklin		JNL/Goldman	JNL/Goldman		JNL/Goldman
	JNL/Franklin	Templeton	JNL/Franklin	Sachs Core	Sachs Emerging	JNL/Goldman	Sachs Short
	Templeton	Mutual Shares	Templeton Small	Plus Bond	Markets Debt	Sachs Mid Cap	Duration
Assets	Income Fund	Fund	Cap Value Fund	Fund	Fund	Value Fund	Bond Fund

Investments - unaffiliated, at value (a) (b)	$ 458,687	$ 227,390	$ 100,833	$ 623,680	$ 13,044	$ 147,075	$ 298,278
Investments - affiliated, at value (c)	35,441	27,085	8,349	23,642	7,284	3,709	24,723
Repurchase agreements	-	-	-	-	-	-	-
Cash	-	136	-	-	7,751	19	360
Foreign currency (d)	-	2,196	-	682	22	-	-
Receivables:
Investment securities sold	53	1,792	-	71,478	-	177	140
Fund shares sold	423	387	137	1,987	60	178	546
Deposits with brokers	-	-	-	6,450	-	-	2,231
Dividends and interest	7,682	692	127	4,544	359	332	1,981
Forward foreign currency contracts	-	3,559	-	290	426	-	-
Variation margin	-	-	-	22	-	-	45
Foreign taxes recoverable	-	57	-	8	14	-	-
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	7,456	265	-	1,521
Swap premiums paid	-	-	-	104	-	-	-
Total assets	502,286	263,294	109,446	740,343	29,225	151,490	329,825

Liabilities
Cash overdraft	222	-	-	272	-	-	-
Payables:
Advisory fees	242	157	57	280	18	79	109
Administrative fees	34	21	7	47	4	11	25
12b-1 fee (Class A)	68	42	13	94	5	21	49
Investment securities purchased	-	3,064	-	104,893	-	382	6,139
Fund shares redeemed	855	454	231	780	11	513	534
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	5	3	1	8	-	2	3
Forward foreign currency contracts	-	3,435	-	164	117	-	-
Variation margin	-	-	-	1,164	-	-	350
Other expenses	2	1	-	3	-	1	1
Investment securities sold short / forward
sales commitments, at value (e)	-	-	-	41,963	-	-	-
Options written, at value (f)	-	6	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	7,609	-	-	2,892
Swap premiums received	-	-	-	4,315	-	-	1,309
Return of collateral for securities loaned	68,397	-	22,599	13,769	-	15,777	22,955
Total liabilities	69,825	7,183	22,908	175,361	155	16,786	34,366
Net assets	$ 432,461	$ 256,111	$ 86,538	$ 564,982	$ 29,070	$ 134,704	$ 295,459

Net assets consist of:
Paid-in capital	$ 649,187	$ 415,073	$ 132,905	$ 599,137	$ 29,716	$ 222,019	$ 315,989
Undistributed (excess of distributions over)
net investment income	38,603	11,596	1,069	31,413	(999)	1,437	13,166
Accumulated net realized gain (loss)	(54,435)	(38,649)	(6,885)	(809)	(287)	(40,435)	1,154
Net unrealized appreciation (depreciation) on
investments, and foreign currency	(200,894)	(131,909)	(40,551)	(64,759)	640	(48,317)	(34,850)

	$ 432,461	$ 256,111	$ 86,538	$ 564,982	$ 29,070	$ 134,704	$ 295,459

Class A
Net assets	$ 432,233	$ 255,941	$ 86,399	$ 564,785	$ 28,973	$ 134,460	$ 295,409
Shares outstanding (no par value),
unlimited shares authorized	58,461	41,278	13,162	52,744	2,996	20,666	31,547
Net asset value per share	$ 7.39	$ 6.20	$ 6.56	$ 10.71	$ 9.67	$ 6.51	$ 9.36

Class B
Net assets	$ 228	$ 170	$ 139	$ 197	$ 97	$ 244	$ 50
Shares outstanding (no par value),
unlimited shares authorized	32	27	21	18	10	38	5
Net asset value per share	$ 7.16	$ 6.22	$ 6.53	$ 10.83	$ 9.67	$ 6.50	$ 9.41

(a) Including value of securities on loan	$ 66,757	$ -	$ 21,838	$ 12,793	$ -	$ 15,561	$ 22,112
(b) Investments - unaffiliated, at cost	659,584	359,552	141,384	692,186	12,986	195,392	334,852
(c) Investments - affiliated, at cost	35,441	27,085	8,349	23,642	7,284	3,709	24,723
(d) Foreign currency cost	-	2,082	-	714	23	-	-
(e) Proceeds from securities sold short / forward
sales commitments	-	-	-	41,914	-	-	-
(f) Premiums from options written	-	22	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2008

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/Lazard	JNL/M&G
	International	Midcap	& Quality	Emerging	Mid Cap	Small Cap	Global Basics
Assets	Value Fund	Growth Fund	Bond Fund	Markets Fund	Equity Fund	Equity Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ 370,433	$ 105,755	$ 691,605	$ 225,609	$ 147,053	$ 88,205	$ 4,553
Investments - affiliated, at value (c)	15,189	1,819	116,255	12,801	4,367	3,500	199
Repurchase agreements	-	-	-	-	-	-	-
Cash	105	-	44	47	-	-	-
Foreign currency (d)	2,458	-	-	430	-	-	46
Receivables:
Investment securities sold	-	24	233	349	444	-	2
Fund shares sold	717	200	1,422	1,549	100	61	3
Deposits with brokers	842	-	-	-	-	-	-
Dividends and interest	430	42	3,487	420	233	118	3
Forward foreign currency contracts	6,799	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Foreign taxes recoverable	30	4	-	41	-	-	-
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-
Total assets	397,003	107,844	813,046	241,246	152,197	91,884	4,806

Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Advisory fees	184	52	222	157	73	43	3
Administrative fees	41	7	52	25	10	6	1
12b-1 fee (Class A)	55	15	103	33	20	11	1
Investment securities purchased	-	176	21,959	779	601	278	14
Fund shares redeemed	456	41	4,672	352	138	91	-
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	7	3	4	3	4	3	-
Forward foreign currency contracts	5,955	-	-	-	-	-	-
Variation margin	2	-	-	-	-	-	-
Other expenses	16	1	2	1	1	1	-
Investment securities sold short / forward
sales commitments, at value (e)	-	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	43,450	15,433	104,286	28,052	24,058	19,823	-
Total liabilities	50,166	15,728	131,300	29,402	24,905	20,256	19
Net assets	$ 346,837	$ 92,116	$ 681,746	$ 211,844	$ 127,292	$ 71,628	$ 4,787

Net assets consist of:
Paid-in capital	$ 603,304	$ 429,645	$ 650,418	$ 385,579	$ 241,348	$ 126,572	$ 5,544
Undistributed (excess of distributions over)
net investment income	19,228	(3)	17,145	9,177	980	173	(1)
Accumulated net realized gain (loss)	(135,427)	(293,789)	(1,075)	(34,000)	(67,607)	(34,025)	(105)
Net unrealized appreciation (depreciation) on
investments, and foreign currency	(140,268)	(43,737)	15,258	(148,912)	(47,429)	(21,092)	(651)

	$ 346,837	$ 92,116	$ 681,746	$ 211,844	$ 127,292	$ 71,628	$ 4,787

Class A
Net assets	$ 346,379	$ 91,958	$ 680,849	$ 211,608	$ 125,184	$ 71,469	$ 4,703
Shares outstanding (no par value),
unlimited shares authorized	60,560	8,246	55,561	35,991	18,364	11,689	558
Net asset value per share	$ 5.72	$ 11.15	$ 12.25	$ 5.88	$ 6.82	$ 6.11	$ 8.42

Class B
Net assets	$ 458	$ 158	$ 897	$ 236	$ 2,108	$ 159	$ 84
Shares outstanding (no par value),
unlimited shares authorized	79	14	71	40	305	26	10
Net asset value per share	$ 5.82	$ 11.26	$ 12.71	$ 5.89	$ 6.90	$ 6.18	$ 8.43

(a) Including value of securities on loan	$ 39,027	$ 15,288	$ 100,124	$ 27,077	$ 23,583	$ 19,482	$ -
(b) Investments - unaffiliated, at cost	511,614	149,493	676,347	374,497	194,482	109,297	5,203
(c) Investments - affiliated, at cost	15,189	1,819	116,255	12,801	4,367	3,500	199
(d) Foreign currency cost	2,500	-	-	432	-	-	46
(e) Proceeds from securities sold short / forward
sales commitments	-	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2008

				JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
		JNL/Mellon	JNL/Mellon	Capital	Capital	Capital	Capital
	JNL/M&G	Capital	Capital	Management	Management	Management	Management
	Global Leaders	Management	Management	European 30	Pacific Rim 30	S&P 500	S&P 400 MidCap
Assets	Fund	10 X 10 Fund	Index 5 Fund	Fund	Fund	Index Fund	Index Fund

Investments - unaffiliated, at value (a) (b)	$ 4,605	$ -	$ -	$ 2,125	$ 3,388	$ 449,126	$ 289,022
Investments - affiliated, at value (c)	-	100,375	60,412	4	3	51,552	82,928
Repurchase agreements	-	-	-	-	-	-	-
Cash	-	-	-	-	-	-	-
Foreign currency (d)	125	-	-	3	6	-	-
Receivables:
Investment securities sold	258	6,569	5,799	-	-	-	3,534
Fund shares sold	-	3	21	8	5	2,435	2,000
Deposits with brokers	-	-	-	-	-	-	-
Dividends and interest	8	-	-	3	3	1,019	425
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	255	188
Foreign taxes recoverable	-	-	-	-	-	-	-
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-
Total assets	4,996	106,947	66,232	2,143	3,405	504,387	378,097

Liabilities
Cash overdraft	120	-	-	-	-	-	-
Payables:
Advisory fees	3	-	-	1	1	108	65
Administrative fees	1	4	2	-	1	37	22
12b-1 fee (Class A)	1	-	-	-	1	73	44
Investment securities purchased	238	6,262	5,753	1	5	1,748	12,005
Fund shares redeemed	48	310	68	-	-	789	461
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	-	1	-	-	-	9	6
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	3	2
Investment securities sold short / forward
sales commitments, at value (e)	-	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	-	-	-	-	-	35,578	78,453
Total liabilities	411	6,577	5,823	2	8	38,345	91,058
Net assets	$ 4,585	$ 100,370	$ 60,409	$ 2,141	$ 3,397	$ 466,042	$ 287,039

Net assets consist of:
Paid-in capital	$ 5,364	$ 147,070	$ 79,461	$ 2,405	$ 3,468	$ 617,156	$ 431,013
Undistributed (excess of distributions over)
net investment income	4	6,552	1,699	1	-	853	4,207
Accumulated net realized gain (loss)	(423)	2,506	311	(1)	1	(13,871)	(6,985)
Net unrealized appreciation (depreciation) on
investments, and foreign currency	(360)	(55,758)	(21,062)	(264)	(72)	(138,096)	(141,196)

	$ 4,585	$ 100,370	$ 60,409	$ 2,141	$ 3,397	$ 466,042	$ 287,039

Class A
Net assets	$ 4,501	$ 100,370	$ 60,409	$ 2,055	$ 3,299	$ 457,126	$ 284,426
Shares outstanding (no par value),
unlimited shares authorized	539	16,218	8,851	239	344	60,637	34,821
Net asset value per share	$ 8.35	$ 6.19	$ 6.83	$ 8.59	$ 9.60	$ 7.54	$ 8.17

Class B
Net assets	$ 84	n/a	n/a	$ 86	$ 98	$ 8,916	$ 2,613
Shares outstanding (no par value),
unlimited shares authorized	10	n/a	n/a	10	10	1,163	316
Net asset value per share	$ 8.35	n/a	n/a	$ 8.59	$ 9.60	$ 7.66	$ 8.26

(a) Including value of securities on loan	$ -	$ -	$ -	$ -	$ -	$ 34,743	$ 77,091
(b) Investments - unaffiliated, at cost	4,965	-	-	2,389	3,460	585,389	425,805
(c) Investments - affiliated, at cost	-	156,133	81,474	4	3	53,768	87,536
(d) Foreign currency cost	126	-	-	3	6	-	-
(e) Proceeds from securities sold short / forward
sales commitments	-	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2008

				JNL/Mellon
	JNL/Mellon	JNL/Mellon	JNL/Mellon	Capital
	Capital	Capital	Capital	Management	JNL/
	Management	Management	Management	Enhanced	Oppenheimer	JNL/PAM	JNL/PAM
	Small Cap	International	Bond Index	S&P 500 Stock	Global	Asia ex-Japan	China-India
Assets	Index Fund	Index Fund	Fund	Index Fund	Growth Fund	Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ 247,051	$ 364,519	$ 382,527	$ 47,941	$ 202,342	$ 8,790	$ 26,215
Investments - affiliated, at value (c)	70,212	62,531	105,664	1,369	4,300	177	1,001
Repurchase agreements	-	-	-	-	-	-	-
Cash	810	541	9	-	11	-	-
Foreign currency (d)	-	522	-	-	73	65	835
Receivables:
Investment securities sold	-	116	15,113	-	30	21	322
Fund shares sold	1,315	4,037	588	108	160	7	623
Deposits with brokers	-	-	-	-	-	-	-
Dividends and interest	379	504	3,656	133	230	-	17
Forward foreign currency contracts	-	426	-	-	-	-	-
Variation margin	276	16	-	22	-	-	-
Foreign taxes recoverable	-	73	4	-	20	-	-
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-
Total assets	320,043	433,285	507,561	49,573	207,166	9,060	29,013

Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Advisory fees	55	88	97	20	99	5	19
Administrative fees	19	44	32	4	21	1	4
12b-1 fee (Class A)	37	57	65	8	28	1	4
Investment securities purchased	9,185	1,656	13,521	-	232	23	721
Fund shares redeemed	620	568	13,168	38	291	23	26
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	5	8	4	2	5	-	-
Forward foreign currency contracts	-	182	-	-	-	-	-
Variation margin	217	-	-	-	-	-	-
Other expenses	10	18	3	-	1	-	-
Investment securities sold short / forward
sales commitments, at value (e)	-	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	66,152	55,040	99,836	-	30,065	1,223	2,184
Total liabilities	76,300	57,661	126,726	72	30,742	1,276	2,958
Net assets	$ 243,743	$ 375,624	$ 380,835	$ 49,501	$ 176,424	$ 7,784	$ 26,055

Net assets consist of:
Paid-in capital	$ 366,131	$ 521,247	$ 373,035	$ 74,429	$ 240,107	$ 18,501	$ 44,483
Undistributed (excess of distributions over)
net investment income	3,322	4,692	9,564	1,078	3,418	5	(45)
Accumulated net realized gain (loss)	147	(7,891)	(216)	(10,821)	9,795	(5,855)	(9,557)
Net unrealized appreciation (depreciation) on
investments, and foreign currency	(125,857)	(142,424)	(1,548)	(15,185)	(76,896)	(4,867)	(8,826)

	$ 243,743	$ 375,624	$ 380,835	$ 49,501	$ 176,424	$ 7,784	$ 26,055

Class A
Net assets	$ 241,444	$ 369,368	$ 379,239	$ 49,348	$ 176,084	$ 7,727	$ 25,987
Shares outstanding (no par value),
unlimited shares authorized	30,283	39,260	34,270	11,085	25,150	1,609	6,136
Net asset value per share	$ 7.97	$ 9.41	$ 11.07	$ 4.45	$ 7.00	$ 4.80	$ 4.23

Class B
Net assets	$ 2,299	$ 6,256	$ 1,596	$ 153	$ 340	$ 57	$ 68
Shares outstanding (no par value),
unlimited shares authorized	286	646	141	34	48	12	16
Net asset value per share	$ 8.05	$ 9.68	$ 11.36	$ 4.42	$ 7.07	$ 4.80	$ 4.24

(a) Including value of securities on loan	$ 63,702	$ 50,138	$ 97,493	$ -	$ 28,581	$ 1,175	$ 1,968
(b) Investments - unaffiliated, at cost	368,886	503,543	378,816	63,119	279,235	13,657	35,030
(c) Investments - affiliated, at cost	74,326	66,401	110,923	1,401	4,300	177	1,001
(d) Foreign currency cost	-	519	-	-	70	65	846
(e) Proceeds from securities sold short / forward
sales commitments	-	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2008

				JNL/PPM	JNL/PPM	JNL/PPM
	JNL/PIMCO	JNL/PIMCO	JNL/PPM	America	America	America	JNL/PPM
	Real Return	Total Return	America Core	High Yield	Mid Cap	Small Cap	America Value
Assets	Fund	Bond Fund	Equity Fund	Bond Fund	Value Fund	Value Fund	Equity Fund

Investments - unaffiliated, at value (a) (b)	$ 1,693,110	$ 2,146,440	$ 104,877	$ 197,912	$ 5,055	$ 8,394	$ 93,427
Investments - affiliated, at value (c)	-	11,920	818	28,972	27	57	531
Repurchase agreements	-	-	-	-	-	-	-
Cash	-	-	1	-	-	-	-
Foreign currency (d)	4,010	6,727	-	-	-	-	-
Receivables:
Investment securities sold	1,203,035	354,846	-	-	-	-	-
Fund shares sold	686	1,018	102	1,607	-	5	154
Deposits with brokers	4,228	12,272	-	-	-	-	-
Dividends and interest	2,709	3,116	318	5,179	9	16	292
Forward foreign currency contracts	220	1,947	-	-	-	-	-
Variation margin	67	18	-	-	-	-	-
Foreign taxes recoverable	23	16	-	2	-	-	-
Other assets	75	-	-	-	-	-	-
Unrealized appreciation on swap agreements	21,574	17,695	-	-	-	-	-
Swap premiums paid	353	2,264	-	-	-	-	-
Total assets	2,930,090	2,558,279	106,116	233,672	5,091	8,472	94,404

Liabilities
Cash overdraft	23,254	7,811	-	4	-	-	-
Payables:
Advisory fees	327	549	52	69	3	5	38
Administrative fees	65	110	8	14	-	1	7
12b-1 fee (Class A)	131	218	16	27	1	1	13
Investment securities purchased	1,950,229	1,153,081	373	4,873	6	18	305
Fund shares redeemed	1,449	1,908	271	232	12	4	233
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	1,563	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	4	13	2	5	-	-	3
Forward foreign currency contracts	3,005	4,946	-	-	-	-	-
Variation margin	113	474	-	-	-	-	-
Other expenses	5	6	1	1	-	-	1
Investment securities sold short / forward
sales commitments, at value (e)	234,836	642	-	-	-	-	-
Options written, at value (f)	1,485	10,465	-	-	-	-	-
Unrealized depreciation on swap agreements	42,535	41,681	-	-	-	-	-
Swap premiums received	6,801	744	-	-	-	-	-
Return of collateral for securities loaned	-	-	5,162	37,157	-	-	5,958
Total liabilities	2,265,802	1,222,648	5,885	42,382	22	29	6,558
Net assets	$ 664,288	$ 1,335,631	$ 100,231	$ 191,290	$ 5,069	$ 8,443	$ 87,846

Net assets consist of:
Paid-in capital	$ 744,317	$ 1,421,069	$ 249,263	$ 349,756	$ 11,078	$ 12,913	$ 224,001
Undistributed (excess of distributions over)
net investment income	26,657	11,511	2,450	2,964	3	6	4,088
Accumulated net realized gain (loss)	(81,671)	5,532	(112,224)	(69,729)	(4,540)	(2,196)	(106,734)
Net unrealized appreciation (depreciation) on
investments, and foreign currency	(25,015)	(102,481)	(39,258)	(91,701)	(1,472)	(2,280)	(33,509)
	$ 664,288	$ 1,335,631	$ 100,231	$ 191,290	$ 5,069	$ 8,443	$ 87,846

Class A
Net assets	$ 663,938	$ 1,325,740	$ 100,140	$ 188,010	$ 5,011	$ 8,356	$ 87,770
Shares outstanding (no par value),
unlimited shares authorized	65,715	119,739	8,034	42,170	892	1,333	11,589
Net asset value per share	$ 10.10	$ 11.07	$ 12.46	$ 4.46	$ 5.62	$ 6.27	$ 7.57

Class B
Net assets	$ 350	$ 9,891	$ 91	$ 3,280	$ 58	$ 87	$ 76
Shares outstanding (no par value),
unlimited shares authorized	34	848	7	675	10	14	10
Net asset value per share	$ 10.13	$ 11.67	$ 12.53	$ 4.86	$ 5.61	$ 6.27	$ 7.62

(a) Including value of securities on loan	$ -	$ -	$ 5,173	$ 36,498	$ -	$ -	$ 5,949
(b) Investments - unaffiliated, at cost	1,742,484	2,241,740	144,135	289,613	6,527	10,674	126,936
(c) Investments - affiliated, at cost	-	11,920	818	28,972	27	57	531
(d) Foreign currency cost	4,002	6,830	-	-	-	-	-
(e) Proceeds from securities sold short / forward
sales commitments	229,254	667	-	-	-	-	-
(f) Premiums from options written	539	2,906	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2008

		JNL/S&P	JNL/S&P	JNL/S&P		JNL/S&P
	JNL/Red Rocks	Managed	Managed	Managed	JNL/S&P	Managed	JNL/S&P
	Listed Private	Conservative	Moderate	Moderate	Managed	Aggressive	Retirement
Assets	Equity Fund	Fund	Fund	Growth Fund	Growth Fund	Growth Fund	Income Fund

Investments - unaffiliated, at value (a) (b)	$ 14,381	$ -	$ -	$ -	$ -	$ -	$ -
Investments - affiliated, at value (c)	1,104	407,491	557,703	998,111	808,930	414,790	48,776
Repurchase agreements	-	-	-	-	-	-	-
Cash	-	-	-	-	-	-	-
Foreign currency (d)	311	-	-	-	-	-	-
Receivables:
Investment securities sold	163	-	-	1,080	562	-	45
Fund shares sold	187	645	948	158	444	459	29
Deposits with brokers	-	-	-	-	-	-	-
Dividends and interest	33	5	7	13	11	5	1
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Foreign taxes recoverable	-	-	-	-	-	-	-
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-
Total assets	16,179	408,141	558,658	999,362	809,947	415,254	48,851

Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Advisory fees	9	43	58	86	73	43	5
Administrative fees	2	17	23	41	33	17	2
12b-1 fee (Class A)	2	-	-	-	-	-	-
Investment securities purchased	827	114	216	13	11	130	1
Fund shares redeemed	8	536	739	1,238	1,007	334	75
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	-	3	5	18	19	10	-
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Other expenses	-	2	2	5	4	2	-
Investment securities sold short / forward
sales commitments, at value (e)	-	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	-	-	-	-	-	-	-
Total liabilities	848	715	1,043	1,401	1,147	536	83
Net assets	$ 15,331	$ 407,426	$ 557,615	$ 997,961	$ 808,800	$ 414,718	$ 48,768

Net assets consist of:
Paid-in capital	$ 19,035	$ 478,917	$ 705,880	$ 1,323,256	$ 1,158,693	$ 624,981	$ 57,111
Undistributed (excess of distributions over)
net investment income	(21)	3,816	4,108	10,764	23,389	11,196	2,061
Accumulated net realized gain (loss)	(726)	620	3,361	34,057	36,026	7,991	96
Net unrealized appreciation (depreciation) on
investments, and foreign currency	(2,957)	(75,927)	(155,734)	(370,116)	(409,308)	(229,450)	(10,500)
	$ 15,331	$ 407,426	$ 557,615	$ 997,961	$ 808,800	$ 414,718	$ 48,768

Class A
Net assets	$ 15,265	$ 407,426	$ 557,615	$ 997,961	$ 808,800	$ 414,718	$ 48,768
Shares outstanding (no par value),
unlimited shares authorized	2,584	43,597	62,160	113,568	101,828	49,422	5,413
Net asset value per share	$ 5.91	$ 9.35	$ 8.97	$ 8.79	$ 7.94	$ 8.39	$ 9.01

Class B
Net assets	$ 66	n/a	n/a	n/a	n/a	n/a	n/a
Shares outstanding (no par value),
unlimited shares authorized	11	n/a	n/a	n/a	n/a	n/a	n/a
Net asset value per share	$ 5.91	n/a	n/a	n/a	n/a	n/a	n/a

(a) Including value of securities on loan	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(b) Investments - unaffiliated, at cost	17,337	-	-	-	-	-	-
(c) Investments - affiliated, at cost	1,104	483,418	713,437	1,368,227	1,218,238	644,240	59,276
(d) Foreign currency cost	313	-	-	-	-	-	-
(e) Proceeds from securities sold short / forward
sales commitments	-	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2008

				JNL/S&P	JNL/S&P		JNL/S&P
	JNL/S&P	JNL/S&P	JNL/S&P	Disciplined	Disciplined	JNL/S&P	Moderate
	Retirement	Retirement	Retirement	Moderate	Moderate	Disciplined	Retirement
Assets	2015 Fund	2020 Fund	2025 Fund	Fund	Growth Fund	Growth Fund	Strategy Fund

Investments - unaffiliated, at value (a) (b)	$ -	$ -	$ -	$ -	$ -	$ -	$ 1,108
Investments - affiliated, at value (c)	27,087	11,330	6,838	58,071	74,462	26,137	-
Repurchase agreements	-	-	-	-	-	-	-
Cash	-	-	-	-	-	-	-
Foreign currency (d)	-	-	-	-	-	-	-
Receivables:
Investment securities sold	26	2	-	53	-	27	6
Fund shares sold	3	9	26	7	416	5	-
Deposits with brokers	-	-	-	-	-	-	-
Dividends and interest	-	-	-	-	-	-	1
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Foreign taxes recoverable	-	-	-	-	-	-	-
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-
Total assets	27,116	11,341	6,864	58,131	74,878	26,169	1,115

Liabilities
Cash overdraft	-	-	-	-	-	-	3
Payables:
Advisory fees	3	1	1	6	7	2	-
Administrative fees	1	-	-	2	3	1	-
12b-1 fee (Class A)	-	-	-	-	-	-	-
Investment securities purchased	-	-	20	-	312	-	3
Fund shares redeemed	29	11	6	61	104	33	-
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	-	-	-	-	-	-	-
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Investment securities sold short / forward
sales commitments, at value (e)	-	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	-	-	-	-	-	-	-
Total liabilities	33	12	27	69	426	36	6
Net assets	$ 27,083	$ 11,329	$ 6,837	$ 58,062	$ 74,452	$ 26,133	$ 1,109

Net assets consist of:
Paid-in capital	$ 37,875	$ 16,037	$ 9,896	$ 74,206	$ 101,541	$ 37,456	$ 1,708
Undistributed (excess of distributions over)
net investment income	981	376	205	2,845	3,991	1,711	11
Accumulated net realized gain (loss)	(1,878)	(158)	(236)	(414)	(523)	(1,346)	(466)
Net unrealized appreciation (depreciation) on
investments, and foreign currency	(9,895)	(4,926)	(3,028)	(18,575)	(30,557)	(11,688)	(144)
	$ 27,083	$ 11,329	$ 6,837	$ 58,062	$ 74,452	$ 26,133	$ 1,109

Class A
Net assets	$ 27,083	$ 11,329	$ 6,837	$ 58,062	$ 74,452	$ 26,133	$ 1,109
Shares outstanding (no par value),
unlimited shares authorized	3,386	1,487	924	7,519	10,930	4,142	146
Net asset value per share	$ 8.00	$ 7.62	$ 7.40	$ 7.72	$ 6.81	$ 6.31	$ 7.60

Class B
Net assets	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Shares outstanding (no par value),
unlimited shares authorized	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Net asset value per share	n/a	n/a	n/a	n/a	n/a	n/a	n/a

(a) Including value of securities on loan	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(b) Investments - unaffiliated, at cost	-	-	-	-	-	-	1,238
(c) Investments - affiliated, at cost	36,982	16,256	9,866	76,646	105,019	37,825	14
(d) Foreign currency cost	-	-	-	-	-	-	-
(e) Proceeds from securities sold short / forward
sales commitments	-	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2008

	JNL/S&P
	Moderate	JNL/S&P
	Growth	Growth	JNL/S&P	JNL/S&P	JNL/S&P	JNL/S&P
	Retirement	Retirement	Competitive	Dividend Income	Intrinsic	Total	JNL/S&P 4
Assets	Strategy Fund	Strategy Fund	Advantage Fund	& Growth Fund	Value Fund	Yield Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ 584	$ 615	$ 90,805	$ 101,626	$ 97,362	$ 104,853	$ -
Investments - affiliated, at value (c)	-	-	13,211	13,401	16,714	29,218	265,195
Repurchase agreements	-	-	-	-	-	-	-
Cash	8	4	-	1	-	-	-
Foreign currency (d)	-	-	-	-	-	-	-
Receivables:
Investment securities sold	-	-	-	-	-	-	-
Fund shares sold	-	-	157	150	172	149	526
Deposits with brokers	-	-	-	-	-	-	-
Dividends and interest	-	-	143	508	322	404	-
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Foreign taxes recoverable	-	-	-	-	-	-	-
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-
Total assets	592	619	104,316	115,686	114,570	134,624	265,721

Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Advisory fees	-	-	29	32	30	31	-
Administrative fees	-	-	7	8	7	8	10
12b-1 fee (Class A)	-	-	14	16	15	15	-
Investment securities purchased	8	4	959	1,203	1,048	1,288	226
Fund shares redeemed	-	-	103	110	107	112	300
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	-	-	-	-	-	-	1
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Other expenses	-	-	-	-	1	-	1
Investment securities sold short / forward
sales commitments, at value (e)	-	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	-	-	12,791	12,868	16,684	29,481	-
Total liabilities	8	4	13,903	14,237	17,892	30,935	538
Net assets	$ 584	$ 615	$ 90,413	$ 101,449	$ 96,678	$ 103,689	$ 265,183

Net assets consist of:
Paid-in capital	$ 1,148	$ 1,414	$ 122,981	$ 121,493	$ 135,599	$ 142,846	$ 343,085
Undistributed (excess of distributions over)
net investment income	2	2	60	145	127	44	5,191
Accumulated net realized gain (loss)	(426)	(568)	(23,610)	(13,104)	(34,872)	(38,894)	(8,403)
Net unrealized appreciation (depreciation) on
investments, and foreign currency	(140)	(233)	(9,018)	(7,085)	(4,176)	(307)	(74,690)

	$ 584	$ 615	$ 90,413	$ 101,449	$ 96,678	$ 103,689	$ 265,183

Class A
Net assets	$ 584	$ 615	$ 90,399	$ 101,329	$ 96,643	$ 103,601	$ 265,183
Shares outstanding (no par value),
unlimited shares authorized	86	95	13,110	14,398	15,572	16,276	39,027
Net asset value per share	$ 6.77	$ 6.47	$ 6.90	$ 7.04	$ 6.21	$ 6.37	$ 6.79

Class B
Net assets	n/a	n/a	$ 14	$ 120	$ 35	$ 88	n/a
Shares outstanding (no par value),
unlimited shares authorized	n/a	n/a	2	17	5	14	n/a
Net asset value per share	n/a	n/a	$ 6.87	$ 7.03	$ 6.21	$ 6.37	n/a

(a) Including value of securities on loan	$ -	$ -	$ 12,840	$ 12,469	$ 16,285	$ 29,048	$ -
(b) Investments - unaffiliated, at cost	714	835	99,123	108,004	100,467	103,524	-
(c) Investments - affiliated, at cost	10	13	13,911	14,108	17,785	30,854	339,885
(d) Foreign currency cost	-	-	-	-	-	-	-
(e) Proceeds from securities sold short / forward
sales commitments	-	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2008

				JNL/T. Rowe	JNL/T. Rowe
	JNL/Select	JNL/Select		Price	Price	JNL/T. Rowe
	Balanced	Money	JNL/Select	Established	Mid-Cap	Price
Assets	Fund	Market Fund	Value Fund	Growth Fund	Growth Fund	Value Fund

Investments - unaffiliated, at value (a) (b)	$ 509,487	$ 1,336,563	$ 485,330	$ 657,837	$ 545,480	$ 454,788
Investments - affiliated, at value (c)	4,183	-	20,121	20,356	25,670	8,719
Repurchase agreements	-	20,500	-	-	-	-
Cash	-	-	-	7	-	3
Foreign currency (d)	-	-	-	61	-	-
Receivables:
Investment securities sold	51,394	-	-	219	1,164	2,936
Fund shares sold	196	3,739	392	422	423	268
Deposits with brokers	-	-	-	-	-	-
Dividends and interest	1,912	1,458	1,281	791	194	780
Forward foreign currency contracts	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Foreign taxes recoverable	-	-	-	27	-	-
Other assets	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-
Total assets	567,172	1,362,260	507,124	679,720	572,931	467,494

Liabilities
Cash overdraft	-	-	-	-	-	-
Payables:
Advisory fees	178	298	212	298	252	223
Administrative fees	37	114	40	49	35	33
12b-1 fee (Class A)	74	227	78	95	67	67
Investment securities purchased	56,355	-	2,602	645	2,222	3,092
Fund shares redeemed	484	12,784	524	573	623	821
Dividends	-	1,551	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-
Trustee fees	7	7	6	16	11	10
Forward foreign currency contracts	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Other expenses	2	5	2	4	3	2
Investment securities sold short / forward			-
sales commitments, at value (e)	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-
Return of collateral for securities loaned	54,268	-	7,959	76,668	126,723	50,325
Total liabilities	111,405	14,986	11,423	78,348	129,936	54,573
Net assets	$ 455,767	$ 1,347,274	$ 495,701	$ 601,372	$ 442,995	$ 412,921

Net assets consist of:
Paid-in capital	$ 529,844	$ 1,347,274	$ 655,191	$ 909,162	$ 607,121	$ 647,518
Undistributed (excess of distributions over)
net investment income	15,793	(3)	10,348	1,969	(10)	9,641
Accumulated net realized gain (loss)	(25,160)	3	(42,851)	(105,717)	(13,968)	(46,078)
Net unrealized appreciation (depreciation) on
investments, and foreign currency	(64,710)	-	(126,987)	(204,042)	(150,148)	(198,160)
	$ 455,767	$ 1,347,274	$ 495,701	$ 601,372	$ 442,995	$ 412,921

Class A
Net assets	$ 455,105	$ 1,340,054	$ 484,751	$ 581,447	$ 425,184	$ 412,536
Shares outstanding (no par value),
unlimited shares authorized	35,519	1,340,053	38,467	45,790	26,238	59,122
Net asset value per share	$ 12.81	$ 1.00	$ 12.60	$ 12.70	$ 16.20	$ 6.98

Class B
Net assets	$ 662	$ 7,220	$ 10,950	$ 19,925	$ 17,811	$ 385
Shares outstanding (no par value),
unlimited shares authorized	51	7,221	856	1,553	1,083	54
Net asset value per share	$ 13.03	$ 1.00	$ 12.79	$ 12.83	$ 16.44	$ 7.14

(a) Including value of securities on loan	$ 53,374	$ -	$ 7,964	$ 75,650	$ 123,657	$ 48,615
(b) Investments - unaffiliated, at cost	574,197	1,357,063	612,317	861,880	695,628	652,948
(c) Investments - affiliated, at cost	4,183	-	20,121	20,356	25,670	8,719
(d) Foreign currency cost	-	-	-	60	-	-
(e) Proceeds from securities sold short / forward
sales commitments	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2008

					JNL/Capital	JNL/Capital	JNL/Capital
	JNL/AIM	JNL/AIM	JNL/AIM	JNL/AIM	Guardian	Guardian	Guardian
	International	Large Cap	Global Real	Small Cap	Global Balanced	Global Diversified	International Small
	Growth Fund	Growth Fund	Estate Fund	Growth Fund	Fund	Research Fund	Cap Fund
Investment income
Dividends (a)	$ 12,328	$ 5,710	$ 6,808	$ 254	$ 4,028	$ 6,853	$ 1,985
Foreign taxes withheld	(1,137)	(124)	(92)	-	(291)	(481)	(149)
Interest	97	6	87	-	3,227	20	24
Securities lending	650	189	337	193	328	332	102
Total investment income	11,938	5,781	7,140	447	7,292	6,724	1,962

Expenses
Advisory fees	2,557	3,048	1,339	453	1,402	1,580	584
Administrative fees	573	458	204	53	323	322	92
12b-1 fee (Class A)	736	914	375	106	431	430	123
Legal fees	3	4	1	-	2	2	1
Trustee fees	12	15	6	2	6	7	2
License fees	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-	-
Other expenses	30	9	4	2	19	5	2
Total expenses	3,911	4,448	1,929	616	2,183	2,346	804
Net investment income (loss)	8,027	1,333	5,211	(169)	5,109	4,378	1,158

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-	-
Investments and swaps	(58,180)	(42,631)	(98,974)	(3,667)	(26,379)	(38,645)	(13,253)
Foreign currency related items	(90)	132	(810)	-	(106)	(68)	(49)
Futures contracts and options written	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commissions recaptured	9	8	31	3	10	23	-
Net change in unrealized appreciation or depreciation on:
Investments and swaps	(136,953)	(171,441)	7,583	(22,846)	(52,650)	(80,496)	(34,154)
Foreign currency related items	(268)	(5)	3	-	(115)	(5)	496
Futures contracts and options written	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Net realized and unrealized gain (loss)	(195,482)	(213,937)	(92,167)	(26,510)	(79,240)	(119,191)	(46,960)

Net increase (decrease) in net assets from operations	$ (187,455)	$ (212,604)	$ (86,956)	$ (26,679)	$ (74,131)	$ (114,813)	$ (45,802)

(a) Dividends from affiliated investments	$ 863	$ 547	$ 193	$ 40	$ 181	$ 183	$ 146

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2008

	JNL/Capital	JNL/Credit				JNL/Franklin	JNL/Franklin
	Guardian	Suisse Global	JNL/Credit	JNL/Eagle	JNL/Eagle	Templeton	Templeton
	U.S. Growth	Natural Resources	Suisse Long/	Core Equity	SmallCap	Founding	Global Growth
	Equity Fund	Fund	Short Fund	Fund	Equity Fund	Strategy Fund	Fund
Investment income
Dividends (a)	$ 2,675	$ 10,168	$ 1,494	$ 1,425	$ 888	$ 256	$ 9,880
Foreign taxes withheld	(5)	(814)	(2)	-	(5)	-	(975)
Interest	-	45	-	-	-	-	86
Securities lending	330	411	-	13	704	-	453
Total investment income	3,000	9,810	1,492	1,438	1,587	256	9,444

Expenses
Advisory fees	1,606	2,449	481	406	1,483	-	2,146
Administrative fees	235	544	87	62	205	369	431
12b-1 fee (Class A)	471	724	116	125	409	-	574
Legal fees	2	3	1	-	2	6	2
Trustee fees	8	12	2	2	7	23	9
License fees	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	150	-	-	-	-
Short holdings borrowing fees	-	-	82	-	-	-	-
Other expenses	5	24	4	1	2	15	12
Total expenses	2,327	3,756	923	596	2,108	413	3,174
Net investment income (loss)	673	6,054	569	842	(521)	(157)	6,270

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	681	-
Investments and swaps	(26,380)	(24,611)	(22,755)	(10,361)	(30,661)	(33,629)	(22,331)
Foreign currency related items	-	(2,135)	-	-	-	-	(834)
Futures contracts and options written	-	-	-	-	-	-	-
Investment securities sold short	-	-	4,129	-	-	-	-
Brokerage commissions recaptured	11	-	-	21	72	-	5
Net change in unrealized appreciation or depreciation on:
Investments and swaps	(100,977)	(205,667)	(3,667)	(19,326)	(69,065)	(291,733)	(128,384)
Foreign currency related items	-	(5)	-	-	-	-	87
Futures contracts and options written	-	-	-	-	-	-	-
Investment securities sold short	-	-	(614)	-	-	-	-
Net realized and unrealized gain (loss)	(127,346)	(232,418)	(22,907)	(29,666)	(99,654)	(324,681)	(151,457)

Net increase (decrease) in net assets from operations	$ (126,673)	$ (226,364)	$ (22,338)	$ (28,824)	$ (100,175)	$ (324,838)	$ (145,187)

(a) Dividends from affiliated investments	$ 227	$ 343	$ 27	$ 104	$ 201	$ 256	$ 409

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2008

		JNL/Franklin		JNL/Goldman	JNL/Goldman		JNL/Goldman
	JNL/Franklin	Templeton	JNL/Franklin	Sachs Core	Sachs Emerging	JNL/Goldman	Sachs Short
	Templeton	Mutual Shares	Templeton Small	Plus Bond	Markets Debt	Sachs Mid Cap	Duration
	Income Fund	Fund	Cap Value Fund	Fund	Fund (b)	Value Fund	Bond Fund
Investment income
Dividends (a)	$ 13,699	$ 8,024	$ 1,818	$ 1,379	$ 26	$ 3,040	$ 773
Foreign taxes withheld	(141)	(456)	(7)	-	(11)	-	-
Interest	29,726	1,149	-	34,527	281	-	14,347
Securities lending	982	-	386	227	-	111	272
Total investment income	44,266	8,717	2,197	36,133	296	3,151	15,392

Expenses
Advisory fees	3,791	2,375	827	3,762	44	1,235	1,463
Administrative fees	550	316	97	639	9	169	334
12b-1 fee (Class A)	1,100	633	194	1,277	12	338	668
Legal fees	5	47	1	5	-	1	2
Trustee fees	17	10	3	19	-	6	9
License fees	-	-	-	-	-	-	-
Dividends on securities sold short	-	17	-	-	-	-	-
Short holdings borrowing fees	-	15	-	-	-	-	-
Other expenses	11	8	2	12	-	3	7
Total expenses	5,474	3,421	1,124	5,714	65	1,752	2,483
Net investment income (loss)	38,792	5,296	1,073	30,419	231	1,399	12,909

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-	-
Investments and swaps	(50,042)	(39,674)	(3,023)	(12,108)	(398)	(32,656)	(7,816)
Foreign currency related items	(4)	5,107	-	175	(1,119)	-	-
Futures contracts and options written	-	541	-	15,204	-	-	10,566
Investment securities sold short	-	1,273	-	-	-	-	-
Brokerage commissions recaptured	17	-	-	-	-	34	-
Net change in unrealized appreciation or depreciation on:
Investments and swaps	(183,281)	(123,397)	(38,406)	(71,066)	323	(48,108)	(38,138)
Foreign currency related items	(141)	1,552	-	75	317	-	-
Futures contracts and options written	-	4	-	1,285	-	-	1,867
Investment securities sold short	-	(52)	-	-	-	-	-
Net realized and unrealized gain (loss)	(233,451)	(154,646)	(41,429)	(66,435)	(877)	(80,730)	(33,521)

Net increase (decrease) in net assets from operations	$ (194,659)	$ (149,350)	$ (40,356)	$ (36,016)	$ (646)	$ (79,331)	$ (20,612)

(a) Dividends from affiliated investments	$ 423	$ 312	$ 152	$ 1,303	$ 26	$ 175	$ 774
(b) Period from October 6, 2008 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2008

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/Lazard	JNL/M&G
	International	Midcap	& Quality	Emerging	Mid Cap	Small Cap	Global Basics
	Value Fund	Growth Fund	Bond Fund	Markets Fund	Equity Fund	Equity Fund	Fund (b)
Investment income
Dividends (a)	$ 25,346	$ 763	$ 1,105	$ 16,318	$ 4,550	$ 925	$ 12
Foreign taxes withheld	(2,936)	(1)	-	(1,051)	-	(1)	(1)
Interest	15	5	18,427	2	-	-	-
Securities lending	1,445	243	932	387	260	330	-
Total investment income	23,870	1,010	20,464	15,656	4,810	1,254	11

Expenses
Advisory fees	3,548	982	1,916	3,183	1,367	790	8
Administrative fees	811	140	425	523	191	105	1
12b-1 fee (Class A)	1,080	280	849	697	376	210	2
Legal fees	4	1	3	3	2	1	-
Trustee fees	18	4	10	11	6	4	-
License fees	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-	-
Other expenses	21	19	7	35	4	2	-
Total expenses	5,482	1,426	3,210	4,452	1,946	1,112	11
Net investment income (loss)	18,388	(416)	17,254	11,204	2,864	142	-

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-
Investments and swaps	(132,116)	(28,872)	491	(33,660)	(66,542)	(31,549)	(105)
Foreign currency related items	303	11	-	(2,040)	-	-	(29)
Futures contracts and options written	(952)	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commissions recaptured	-	11	-	1	115	126	-
Net change in unrealized appreciation or depreciation on:
Investments and swaps	(186,957)	(47,213)	10,639	(177,460)	(22,233)	(15,605)	(650)
Foreign currency related items	1,310	2	-	(4)	-	-	(1)
Futures contracts and options written	116	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Net realized and unrealized gain (loss)	(318,296)	(76,061)	11,130	(213,163)	(88,660)	(47,028)	(785)

Net increase (decrease) in net assets from operations	$ (299,908)	$ (76,477)	$ 28,384	$ (201,959)	$ (85,796)	$ (46,886)	$ (785)

(a) Dividends from affiliated investments	$ 192	$ 85	$ 1,105	$ 388	$ 169	$ 131	$ 1
(b) Period from October 6, 2008 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2008

				JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
		JNL/Mellon	JNL/Mellon	Capital	Capital	Capital	Capital
	JNL/M&G	Capital	Capital	Management	Management	Management	Management
	Global Leaders	Management	Management	European 30	Pacific Rim 30	S&P 500	S&P 400 MidCap
	Fund (b)	10 X 10 Fund	Index 5 Fund	Fund (b)	Fund (b)	Index Fund	Index Fund
Investment income
Dividends (a)	$ 21	$ 2,905	$ 1,621	$ 14	$ 10	$ 13,308	$ 6,439
Foreign taxes withheld	(1)	-	-	(1)	-	-	-
Interest	-	-	-	-	-	14	8
Securities lending	-	-	-	-	-	298	921
Total investment income	20	2,905	1,621	13	10	13,620	7,368

Expenses
Advisory fees	8	-	-	2	3	1,604	1,090
Administrative fees	2	46	23	1	1	567	376
12b-1 fee (Class A)	2	-	-	1	1	1,113	744
Legal fees	-	1	-	-	-	5	3
Trustee fees	-	3	1	-	-	18	13
License fees	-	-	-	-	-	71	48
Dividends on securities sold short	-	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-	-
Other expenses	-	1	1	-	-	12	8
Total expenses	12	51	25	4	5	3,390	2,282
Net investment income (loss)	8	2,854	1,596	9	5	10,230	5,086

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies		10,197	2,130	-	-	-	-
Investments and swaps	(423)	(2,860)	(1,585)	-	1	(3,770)	15,992
Foreign currency related items	-	-	-	-	(16)	-	-
Futures contracts and options written	-	-	-	-	-	(7,284)	(5,010)
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	-	-	-	-	-
Net change in unrealized appreciation or depreciation on:
Investments and swaps	(360)	(52,162)	(19,500)	(264)	(72)	(257,145)	(184,190)
Foreign currency related items	-	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	466	271
Investment securities sold short	-	-	-	-	-	-	-
Net realized and unrealized gain (loss)	(783)	(44,825)	(18,955)	(264)	(87)	(267,733)	(172,937)

Net increase (decrease) in net assets from operations	$ (775)	$ (41,971)	$ (17,359)	$ (255)	$ (82)	$ (257,503)	$ (167,851)

(a) Dividends from affiliated investments	$ 1	$ 2,905	$ 1,621	$ -	$ -	$ 695	$ 1,113
(b) Period from October 6, 2008 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2008

				JNL/Mellon
	JNL/Mellon	JNL/Mellon	JNL/Mellon	Capital
	Capital	Capital	Capital	Management	JNL/
	Management	Management	Management	Enhanced	Oppenheimer	JNL/PAM	JNL/PAM
	Small Cap	International	Bond Index	S&P 500 Stock	Global	Asia ex-Japan	China-India
	Index Fund	Index Fund	Fund	Index Fund	Growth Fund	Fund	Fund
Investment income
Dividends (a)	$ 3,502	$ 21,552	$ 187	$ 1,579	$ 7,598	$ 408	$ 381
Foreign taxes withheld	(1)	(2,243)	-	-	(731)	(45)	-
Interest	20	56	18,578	2	9	-	-
Securities lending	1,258	1,239	858	21	611	14	20
Total investment income	4,779	20,604	19,623	1,602	7,487	377	401

Expenses
Advisory fees	882	1,529	1,130	312	1,880	115	188
Administrative fees	304	779	377	64	406	23	48
12b-1 fee (Class A)	602	1,020	751	127	540	25	42
Legal fees	3	4	3	-	2	-	-
Trustee fees	10	17	11	2	9	-	1
License fees	38	-	-	8	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-	-
Other expenses	6	15	7	2	22	1	16
Total expenses	1,845	3,364	2,279	515	2,859	164	295
Net investment income (loss)	2,934	17,240	17,344	1,087	4,628	213	106

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-	-
Investments and swaps	16,221	7,245	837	(8,644)	11,222	(5,854)	(9,510)
Foreign currency related items	-	(1,880)	-	-	(478)	(51)	(486)
Futures contracts and options written	(2,145)	(5,488)	-	(1,267)	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	-	-	-	-	-
Net change in unrealized appreciation or depreciation on:
Investments and swaps	(143,812)	(294,893)	(5,792)	(21,615)	(145,360)	(4,646)	(8,806)
Foreign currency related items	-	136	-	-	(1)	-	(11)
Futures contracts and options written	61	246	-	58	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Net realized and unrealized gain (loss)	(129,675)	(294,634)	(4,955)	(31,468)	(134,617)	(10,551)	(18,813)

Net increase (decrease) in net assets from operations	$ (126,741)	$ (277,394)	$ 12,389	$ (30,381)	$ (129,989)	$ (10,338)	$ (18,707)

(a) Dividends from affiliated investments	$ 1,432	$ 1,522	$ 1,042	$ 61	$ 103	$ 12	$ 27

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2008

				JNL/PPM	JNL/PPM	JNL/PPM
	JNL/PIMCO	JNL/PIMCO	JNL/PPM	America	America	America	JNL/PPM
	Real Return	Total Return	America Core	High Yield	Mid Cap	Small Cap	America Value
	Fund	Bond Fund	Equity Fund	Bond Fund	Value Fund (b)	Value Fund (b)	Equity Fund
Investment income
Dividends (a)	$ 353	$ 2,860	$ 3,576	$ 760	$ 140	$ 121	$ 5,462
Foreign taxes withheld	-	-	-	(1)	-	-	-
Interest	35,432	64,692	-	21,961	-	-	-
Securities lending	-	-	63	581	3	5	168
Total investment income	35,785	67,552	3,639	23,301	143	126	5,630

Expenses
Advisory fees	4,217	6,726	810	1,167	51	46	988
Administrative fees	844	1,345	125	243	7	6	180
12b-1 fee (Class A)	1,687	2,671	249	477	14	12	359
Legal fees	7	10	1	2	-	-	2
Trustee fees	23	37	4	8	-	-	7
License fees	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-	-
Other expenses	20	26	1	5	-	-	5
Total expenses	6,798	10,815	1,190	1,902	72	64	1,541
Net investment income (loss)	28,987	56,737	2,449	21,399	71	62	4,089

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-	-
Investments and swaps	(73,462)	30,763	(32,789)	(31,005)	(4,542)	(2,198)	(104,895)
Foreign currency related items	(1,028)	2,616	-	-	-	-	-
Futures contracts and options written	7,273	36,461	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	15	-	2	3	27
Net change in unrealized appreciation or depreciation on:
Investments and swaps	(35,196)	(125,997)	(37,647)	(71,532)	(1,472)	(2,280)	(12,533)
Foreign currency related items	(3,717)	(9,915)	-	-	-	-	-
Futures contracts and options written	8,440	4,230	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Net realized and unrealized gain (loss)	(97,690)	(61,842)	(70,421)	(102,537)	(6,012)	(4,475)	(117,401)

Net increase (decrease) in net assets from operations	$ (68,703)	$ (5,105)	$ (67,972)	$ (81,138)	$ (5,941)	$ (4,413)	$ (113,312)

(a) Dividends from affiliated investments	$ 328	$ 482	$ 24	$ 439	$ 6	$ 4	$ 30
(b) Period from March 31, 2008 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2008

		JNL/S&P	JNL/S&P	JNL/S&P		JNL/S&P
	JNL/Red Rocks	Managed	Managed	Managed	JNL/S&P	Managed	JNL/S&P
	Listed Private	Conservative	Moderate	Moderate	Managed	Aggressive	Retirement
	Equity Fund (b)	Fund	Fund	Growth Fund	Growth Fund	Growth Fund	Income Fund
Investment income
Dividends (a)	$ 82	$ 12,059	$ 14,955	$ 19,905	$ 10,816	$ 3,909	$ 1,225
Foreign taxes withheld	(1)	-	-	-	-	-	-
Interest	-	-	-	-	-	-	-
Securities lending	-	-	-	-	-	-	-
Total investment income	81	12,059	14,955	19,905	10,816	3,909	1,225

Expenses
Advisory fees	19	500	721	1,241	1,150	700	55
Administrative fees	3	193	294	619	563	288	21
12b-1 fee (Class A)	4	-	-	-	-	-	-
Legal fees	-	3	5	10	9	5	-
Trustee fees	-	10	17	39	37	19	1
License fees	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-	-
Other expenses	-	7	12	25	25	12	1
Total expenses	26	713	1,049	1,934	1,784	1,024	78
Net investment income (loss)	55	11,346	13,906	17,971	9,032	2,885	1,147

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies		13,955	28,042	63,100	65,711	38,938	2,404
Investments and swaps	(726)	(5,361)	(12,157)	(1,262)	11,073	9,338	(1,388)
Foreign currency related items	(5)	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	-	-	-	-	-
Net change in unrealized appreciation or depreciation on:
Investments and swaps	(2,956)	(78,154)	(169,770)	(468,487)	(551,524)	(322,737)	(10,483)
Foreign currency related items	(1)	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-	-
Investment securities sold short	-	-		-	-	-	-
Net realized and unrealized gain (loss)	(3,688)	(69,560)	(153,885)	(406,649)	(474,740)	(274,461)	(9,467)

Net increase (decrease) in net assets from operations	$ (3,633)	$ (58,214)	$ (139,979)	$ (388,678)	$ (465,708)	$ (271,576)	$ (8,320)

(a) Dividends from affiliated investments	$ 4	$ 12,059	$ 14,955	$ 19,905	$ 10,816	$ 3,909	$ 1,225
(b) Period from October 6, 2008 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2008

				JNL/S&P	JNL/S&P		JNL/S&P
	JNL/S&P	JNL/S&P	JNL/S&P	Disciplined	Disciplined	JNL/S&P	Moderate
	Retirement	Retirement	Retirement	Moderate	Moderate	Disciplined	Retirement
	2015 Fund	2020 Fund	2025 Fund	Fund	Growth Fund	Growth Fund	Strategy Fund
Investment income
Dividends (a)	$ 438	$ 151	$ 73	$ 1,502	$ 1,593	$ 569	$ 124
Foreign taxes withheld	-	-	-	-	-	-	-
Interest	-	-	-	-	-	-	-
Securities lending	-	-	-	-	-	-	5
Total investment income	438	151	73	1,502	1,593	569	129

Expenses
Advisory fees	51	15	9	63	74	27	8
Administrative fees	19	6	3	24	29	10	3
12b-1 fee (Class A)	-	-	-	-	-	-	6
Legal fees	-	-	-	1	1	-	-
Trustee fees	1	-	-	1	2	1	-
License fees	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-	-
Other expenses	1	-	-	1		-	-
Total expenses	72	21	12	90	106	38	17
Net investment income (loss)	366	130	61	1,412	1,487	531	112

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	1,875	906	563	2,483	4,696	2,252	-
Investments and swaps	(3,126)	(808)	(644)	(1,437)	(2,661)	(2,393)	(467)
Foreign currency related items	-	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	-	-	-	-	-
Net change in unrealized appreciation or depreciation on:
Investments and swaps	(9,828)	(4,786)	(2,910)	(18,161)	(29,539)	(11,189)	(183)
Foreign currency related items	-	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Net realized and unrealized gain (loss)	(11,079)	(4,688)	(2,991)	(17,115)	(27,504)	(11,330)	(650)

Net increase (decrease) in net assets from operations	$ (10,713)	$ (4,558)	$ (2,930)	$ (15,703)	$ (26,017)	$ (10,799)	$ (538)

(a) Dividends from affiliated investments	$ 438	$ 151	$ 73	$ 1,502	$ 1,593	$ 569	$ 5

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2008

	JNL/S&P	JNL/S&P
	Moderate	Growth
	Growth	Retirement	JNL/S&P	JNL/S&P	JNL/S&P	JNL/S&P
	Retirement	Strategy	Competitive	Dividend Income	Intrinsic	Total	JNL/S&P 4
	Strategy Fund	Fund	Advantage Fund	& Growth Fund	Value Fund	Yield Fund	Fund
Investment income
Dividends (a)	$ 90	$ 73	$ 1,856	$ 3,113	$ 1,946	$ 1,939	$ 4,644
Foreign taxes withheld		-	-	-	-	-	-
Interest	-	-	-	-	1	2	-
Securities lending	7	9	46	101	57	173	-
Total investment income	97	82	1,902	3,214	2,004	2,114	4,644

Expenses
Advisory fees	8	9	302	248	310	274	-
Administrative fees	3	3	75	62	78	69	89
12b-1 fee (Class A)	5	6	151	124	155	137	-
Legal fees	-	-	1	1	1	1	2
Trustee fees	-	-	2	2	2	2	5
License fees	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-	-
Other expenses	-		3	1	1	1	3
Total expenses	16	18	534	438	547	484	99
Net investment income (loss)	81	64	1,368	2,776	1,457	1,630	4,545

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-	646
Investments and swaps	(416)	(569)	(23,610)	(13,052)	(34,011)	(38,869)	(8,403)
Foreign currency related items	-	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	-	-	-	-	-
Net change in unrealized appreciation or depreciation on:
Investments and swaps	(249)	(358)	(8,858)	(6,995)	(4,031)	(232)	(74,452)
Foreign currency related items	-	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Net realized and unrealized gain (loss)	(665)	(927)	(32,468)	(20,047)	(38,042)	(39,101)	(82,209)

Net increase (decrease) in net assets from operations	$ (584)	$ (863)	$ (31,100)	$ (17,271)	$ (36,585)	$ (37,471)	$ (77,664)

(a) Dividends from affiliated investments	$ 7	$ 9	$ 88	$ 138	$ 103	$ 219	$ 4,644

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2008

				JNL/T. Rowe	JNL/T. Rowe
	JNL/Select	JNL/Select		Price	Price	JNL/T. Rowe
	Balanced	Money	JNL/Select	Established	Mid-Cap	Price
	Fund	Market Fund	Value Fund	Growth Fund	Growth Fund	Value Fund
Investment income
Dividends (a)	$ 10,447	$ 2	$ 14,569	$ 10,051	$ 3,928	$ 14,571
Foreign taxes withheld	(144)	-	(49)	(341)	(28)	(211)
Interest	9,068	26,824	-	3	1	59
Securities lending	488	190	155	724	1,434	867
Total investment income	19,859	27,016	14,675	10,437	5,335	15,286

Expenses
Advisory fees	2,502	2,699	2,752	5,119	4,344	3,833
Administrative fees	528	1,020	524	872	610	586
12b-1 fee (Class A)	1,054	2,026	1,018	1,685	1,168	1,172
Legal fees	4	7	4	7	5	5
Trustee fees	16	25	16	29	20	19
License fees	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-
Other expenses	12	17	10	34	13	13
Total expenses	4,116	5,794	4,324	7,746	6,160	5,628
Net investment income (loss)	15,743	21,222	10,351	2,691	(825)	9,658

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-
Investments and swaps	(24,210)	(2,663)	(42,813)	(102,263)	(3,444)	(34,630)
Net increase from payments by the adviser and net
gains realized on the disposal of investments	-	2,663	-	-	-	-
Foreign currency related items	-	-	-	(658)	(7)	(13)
Futures contracts and options written	-	-	-	-	-	(23)
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	23	-	38	24	17	10
Net change in unrealized appreciation or depreciation on:
Investments and swaps	(113,591)	-	(187,374)	(357,885)	(300,581)	(257,233)
Foreign currency related items	-	-	-	(3)	(1)	-
Futures contracts and options written	-	-	-	-	-	-

Investment securities sold short	-	-	-	-	-	-

Net realized and unrealized gain (loss)	(137,778)	-	(230,149)	(460,785)	(304,016)	(291,889)

Net increase (decrease) in net assets from operations	$ (122,035)	$ 21,222	$ (219,798)	$ (458,094)	$ (304,841)	$ (282,231)

(a) Dividends from affiliated investments	$ 690	$ -	$ 432	$ 523	$ 839	$ 247

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statement of Cash Flows (in thousands)
For the Year Ended December 31, 2008

JNL/Credit
Suisse Long/
Short Fund
Cash Flows from Operating Activities
Net decrease in net assets from operations	$ (22,338)
Adjustments to reconcile net decrease in net assets from operations to net cash flow used in operating activities:
Purchase of investment securities	(227,193)
Proceeds from sales and maturities	232,340
Net purchases of short-term investments	866
Proceeds from securities sold short	39,325
Purchases to cover securities sold short	(41,979)
Increase in investment securities sold receivable	(737)
Increase in investment securities purchased payable	1,262
Decrease in dividends and interest receivable	18
Decrease in accrued expenses	(31)
Decrease in dividends on securities sold short and interest payable	(6)
Change in unrealized appreciation (depreciation) on investments	4,281
Realized loss on investments	18,626

Net cash flow porivded by operating activities	4,434

Cash Flows from Financing Activities
Net payments from capital share transactions	(4,434)

Net cash flow used in financing activities	(4,434)

Net increase in cash	-
Cash at beginning of year	-

Cash at end of year	$ -

Supplemental disclosure of operating activities:
Interest payments during the year were $85.

Supplemental disclosure of non-cash financing activities:
Reinvestment of distributions $3,582.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

					JNL/Capital		JNL/Capital	JNL/Capital
	JNL/AIM	JNL/AIM	JNL/AIM	JNL/AIM	Guardian		Guardian	Guardian
	International	Large Cap	Global Real	Small Cap	Global Balanced		Global Diversified	International Small
Operations	Growth Fund	Growth Fund	Estate Fund	Growth Fund	Fund		Research Fund	Cap Fund
Net investment income (loss)	$ 8,027	$ 1,333	$ 5,211	$ (169)	$ 5,109		$ 4,378	$ 1,158
Net realized gain (loss)	(58,261)	(42,491)	(99,753)	(3,664)	(26,475)		(38,690)	(13,302)
Net change in unrealized appreciation (depreciation)	(137,221)	(171,446)	7,586	(22,846)	(52,765)		(80,501)	(33,658)
Net increase (decrease) in net assets
from operations	(187,455)	(212,604)	(86,956)	(26,679)	(74,131)		(114,813)	(45,802)

Distributions to shareholders
From net investment income
Class A	(1,550)	(670)	(3,995)	-	(2,469)		-	(89)
Class B	(58)	(2)	(9)	-	(3)		-	-
From net realized gains
Class A	(64,126)	(22,240)	(31,279)	(5,984)	(22,586)		-	-
Class B	(2,390)	(25)	(64)	(15)	(23)		-	-
Total distributions to shareholders	(68,124)	(22,937)	(35,347)	(5,999)	(25,081)		-	(89)

Share transactions¹
Proceeds from the sale of shares
Class A	140,459	237,544	162,403	29,236	163,097		180,647	46,888
Class B	3,889	375	195	117	203		243	75
Reinvestment of distributions
Class A	65,676	22,910	35,274	5,984	25,055		-	89
Class B	2,448	27	73	15	26		-	-
Cost of shares redeemed
Class A	(185,268)	(199,447)	(114,832)	(36,251)	(103,296)		(135,288)	(29,480)
Class B	(3,599)	(177)	(117)	(68)	(227)		(114)	(17)
Net increase (decrease) in net assets from
share transactions	23,605	61,232	82,996	(967)	84,858		45,488	17,555

Net increase (decrease) in net assets	(231,974)	(174,309)	(39,307)	(33,645)	(14,354)		(69,325)	(28,336)

Net assets beginning of year	491,289	525,539	184,819	74,062	198,115		232,593	73,171

Net assets end of year	$ 259,315	$ 351,230	$ 145,512	$ 40,417	$ 183,761		$ 163,268	$ 44,835

Undistributed (excess of distributions over)
net investment income	$ 5,278	$ 1,463	$ 4,437	$ 9	$ 4,929		$ 4,280	$ 984

¹Share transactions
Shares sold
Class A	11,072	19,076	14,048	2,435	15,041		8,148	6,506
Class B	281	30	18	10	18		10	9
Reinvestment of distributions
Class A	9,423	2,760	6,757	861	3,549		-	21
Class B	343	3	14	2	3		-	-
Shares redeemed
Class A	(14,381)	(16,541)	(10,556)	(2,915)	(10,159)		(6,226)	(4,062)
Class B	(287)	(16)	(11)	(5)	(20)		(5)	(2)
Net increase (decrease)
Class A	6,114	5,295	10,249	381	8,431		1,922	2,465

Class B	337	17	21	7	1		5	7

Purchase and Sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 182,933	$ 279,584	$ 267,469	$ 22,424	$ 216,142	(a)	$ 255,811	$ 52,725
Proceeds from sales of securities	218,885	245,974	212,489	27,952	143,865	(a)	200,880	29,788

(a) Amounts include $24,486 and $15,702 of purchases and sales, respectively, of U.S. Government Securities.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

	JNL/Capital	JNL/Credit				JNL/Franklin	JNL/Franklin
	Guardian	Suisse Global	JNL/Credit	JNL/Eagle	JNL/Eagle	Templeton	Templeton
	U.S. Growth	Natural Resources	Suisse Long/	Core Equity	SmallCap	Founding	Global Growth
Operations	Equity Fund	Fund	Short Fund	Fund	Equity Fund	Strategy Fund	Fund
Net investment income (loss)	$ 673	$ 6,054	$ 569	$ 842	$ (521)	$ (157)	$ 6,270
Net realized gain (loss)	(26,369)	(26,746)	(18,626)	(10,340)	(30,589)	(32,948)	(23,160)
Net change in unrealized appreciation (depreciation)	(100,977)	(205,672)	(4,281)	(19,326)	(69,065)	(291,733)	(128,297)
Net increase (decrease) in net assets
from operations	(126,673)	(226,364)	(22,338)	(28,824)	(100,175)	(324,838)	(145,187)

Distributions to shareholders
From net investment income
Class A	(7)	(226)	-	(1,611)	-	(10,305)	(50)
Class B	-	(1)	-	(6)	-	-	-
From net realized gains
Class A	-	(12,906)	(3,574)	(16,524)	(10,749)	(391)	(23)
Class B	-	(16)	(8)	(52)	(11)	-	-
Total distributions to shareholders	(7)	(13,149)	(3,582)	(18,193)	(10,760)	(10,696)	(73)

Share transactions¹
Proceeds from the sale of shares
Class A	223,683	424,107	54,303	16,748	137,281	404,745	186,917
Class B	95	762	40	20	209	-	186
Reinvestment of distributions
Class A	7	13,132	3,574	18,135	10,749	10,696	73
Class B	-	17	8	58	11	-	-
Cost of shares redeemed
Class A	(128,001)	(371,688)	(58,770)	(26,454)	(104,802)	(299,501)	(124,331)
Class B	(45)	(577)	(12)	(16)	(152)	-	(162)
Net increase (decrease) in net assets from
share transactions	95,739	65,753	(857)	8,491	43,296	115,940	62,683

Net increase (decrease) in net assets	(30,941)	(173,760)	(26,777)	(38,526)	(67,639)	(219,594)	(82,577)

Net assets beginning of year	226,922	388,681	68,749	81,308	231,930	800,395	318,753

Net assets end of year	$ 195,981	$ 214,921	$ 41,972	$ 42,782	$ 164,291	$ 580,801	$ 236,176

Undistributed (excess of distributions over)
net investment income	$ 672	$ 3,948	$ 569	$ 842	$ (2)	$ 444	$ 5,413

¹Share transactions
Shares sold
Class A	10,987	35,695	6,806	1,475	7,717	46,575	23,484
Class B	4	69	5	2	12	-	24
Reinvestment of distributions
Class A	-	2,211	624	3,739	926	1,786	13
Class B	-	3	1	11	1	-	-
Shares redeemed
Class A	(6,566)	(31,835)	(6,900)	(2,191)	(6,047)	(35,859)	(15,562)
Class B	(2)	(51)	(1)	(1)	(8)	-	(19)
Net increase (decrease)
Class A	4,421	6,071	530	3,023	2,596	12,502	7,935

Class B	2	21	5	12	5	-	5

Purchase and Sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 194,452	$ 316,052	$ 269,162	$ 33,187	$ 175,982	$ 208,115	$ 78,719
Proceeds from sales of securities	108,151	249,570	271,675	39,495	137,248	102,354	30,376

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

		JNL/Franklin		JNL/Goldman	JNL/Goldman		JNL/Goldman
	JNL/Franklin	Templeton	JNL/Franklin	Sachs Core	Sachs Emerging	JNL/Goldman	Sachs Short
	Templeton	Mutual Shares	Templeton Small	Plus Bond	Markets Debt	Sachs Mid Cap	Duration
Operations	Income Fund	Fund	Cap Value Fund	Fund	Fund (a)	Value Fund	Bond Fund
Net investment income (loss)	$ 38,792	$ 5,296	$ 1,073	$ 30,419	$ 231	$ 1,399	$ 12,909
Net realized gain (loss)	(50,029)	(32,753)	(3,023)	3,271	(1,517)	(32,622)	2,750
Net change in unrealized appreciation (depreciation)	(183,422)	(121,893)	(38,406)	(69,706)	640	(48,108)	(36,271)
Net increase (decrease) in net assets
from operations	(194,659)	(149,350)	(40,356)	(36,016)	(646)	(79,331)	(20,612)

Distributions to shareholders
From net investment income
Class A	(469)	-	(1,069)	(23,740)	-	(1,788)	(13,384)
Class B	-	-	(2)	(9)	-	(4)	(2)
From net realized gains
Class A	-	(889)	(9,377)	(9,323)	-	(23,871)	(1,296)
Class B	-	(1)	(16)	(3)	-	(41)	-
Total distributions to shareholders	(469)	(890)	(10,464)	(33,075)	-	(25,704)	(14,682)

Share transactions¹
Proceeds from the sale of shares
Class A	352,567	196,069	72,025	337,478	30,418	135,693	389,083
Class B	247	131	127	141	100	229	183
Reinvestment of distributions
Class A	469	889	10,446	33,063	-	25,659	14,680
Class B	-	1	18	12	-	45	2
Cost of shares redeemed
Class A	(275,425)	(135,400)	(45,622)	(350,721)	(802)	(91,410)	(384,308)
Class B	(98)	(84)	(48)	(104)	-	(75)	(242)
Net increase (decrease) in net assets from
share transactions	77,760	61,606	36,946	19,869	29,716	70,141	19,398

Net increase (decrease) in net assets	(117,368)	(88,634)	(13,874)	(49,222)	29,070	(34,894)	(15,896)

Net assets beginning of year	549,829	344,745	100,412	614,204	-	169,598	311,355

Net assets end of year	$ 432,461	$ 256,111	$ 86,538	$ 564,982	$ 29,070	$ 134,704	$ 295,459

Undistributed (excess of distributions over)
net investment income	$ 38,603	$ 11,596	$ 1,069	$ 31,413	$ (999)	$ 1,437	$ 13,166

¹Share transactions
Shares sold
Class A	36,687	23,339	7,218	28,602	3,082	12,007	37,701
Class B	26	16	12	12	10	21	17
Reinvestment of distributions
Class A	69	149	1,732	3,155	-	4,206	1,592
Class B	-	-	3	1	-	8	-
Shares redeemed
Class A	(30,490)	(16,609)	(4,599)	(30,140)	(86)	(8,757)	(37,411)
Class B	(11)	(10)	(5)	(9)	-	(7)	(23)
Net increase (decrease)
Class A	6,266	6,879	4,351	1,617	2,996	7,456	1,882

Class B	15	6	10	4		10	22	(6)

Purchase and Sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 401,210	$ 199,846	$ 34,626	$ 2,932,186	(b)	$ 16,965	$ 207,646	$ 397,940
Proceeds from sales of securities	291,517	139,805	12,617	2,859,872	(b)	3,659	160,654	380,030

(a) Period from October 6, 2008 (commencement of operations)
(b) Amounts include $1,602,828 and $1,537,025 of purchases and sales, respectively, of U.S. Government Securities.
(c) Amounts include $210,397 and $164,320 of purchases and sales, respectively, of U.S. Government Securities.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government		JNL/Lazard	JNL/Lazard	JNL/Lazard	JNL/M&G
	International	Midcap	& Quality		Emerging	Mid Cap	Small Cap	Global Basics
Operations	Value Fund	Growth Fund	Bond Fund		Markets Fund	Equity Fund	Equity Fund	Fund (a)
Net investment income (loss)	$ 18,388	$ (416)	$ 17,254		$ 11,204	$ 2,864	$ 142	$ -
Net realized gain (loss)	(132,765)	(28,850)	491		(35,699)	(66,427)	(31,423)	(134)
Net change in unrealized appreciation (depreciation)	(185,531)	(47,211)	10,639		(177,464)	(22,233)	(15,605)	(651)
Net increase (decrease) in net assets
from operations	(299,908)	(76,477)	28,384		(201,959)	(85,796)	(46,886)	(785)

Distributions to shareholders
From net investment income
Class A	(10,646)	-	(11,658)		(2,181)	(2,278)	-	-
Class B	(15)	-	(18)		(3)	(44)	-	-
From net realized gains
Class A	(82,166)	-	-		(34,972)	(878)	(2,317)	-
Class B	(105)	-	-		(40)	(15)	(5)	-
Total distributions to shareholders	(92,932)	-	(11,676)		(37,196)	(3,215)	(2,322)	-

Share transactions¹
Proceeds from the sale of shares
Class A	235,719	44,553	728,264		294,894	63,385	44,802	5,523
Class B	443	71	814		330	1,443	103	100
Reinvestment of distributions
Class A	92,812	-	11,658		37,153	3,156	2,317	-
Class B	120	-	18		43	59	5	-
Cost of shares redeemed
Class A	(316,802)	(60,465)	(341,413)		(293,409)	(97,204)	(59,650)	(51)
Class B	(159)	(28)	(103)		(225)	(1,648)	(65)	-
Net increase (decrease) in net assets from
share transactions	12,133	(15,869)	399,238		38,786	(30,809)	(12,488)	5,572

Net increase (decrease) in net assets	(380,707)	(92,346)	415,946		(200,369)	(119,820)	(61,696)	4,787

Net assets beginning of year	727,544	184,462	265,800		412,213	247,112	133,324	-

Net assets end of year	$ 346,837	$ 92,116	$ 681,746		$ 211,844	$ 127,292	$ 71,628	$ 4,787

Undistributed (excess of distributions over)
net investment income	$ 19,228	$ (3)	$ 17,145		$ 9,177	$ 980	$ 173	$ (1)

¹Share transactions
Shares sold
Class A	21,166	2,671	60,530		25,464	6,472	5,084	566
Class B	39	4	66		28	151	11	10
Reinvestment of distributions
Class A	16,875	-	964		6,428	469	389	-
Class B	22	-	2		7	8	1	-
Shares redeemed
Class A	(28,136)	(3,605)	(28,557)		(24,370)	(9,801)	(6,697)	(8)
Class B	(14)	(2)	(8)		(19)	(171)	(7)	-
Net increase (decrease)
Class A	9,905	(934)	32,937		7,522	(2,860)	(1,224)	558

Class B	47	2	60		16	(12)	5	10

Purchase and Sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 483,819	$ 145,921	$ 363,340	(b)	$ 231,028	$ 155,701	$ 153,061	$ 5,628
Proceeds from sales of securities	548,717	159,079	51,738	(b)	214,482	180,884	167,148	320

(a) Period from October 6, 2008 (commencement of operations)
(b) Amounts include $313,495 and $36,765 of purchases and sales, respectively, of U.S. Government Securities.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

				JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
		JNL/Mellon	JNL/Mellon	Capital	Capital	Capital	Capital
	JNL/M&G	Capital	Capital	Management	Management	Management	Management
	Global Leaders	Management	Management	European 30	Pacific Rim 30	S&P 500	S&P 400 MidCap
Operations	Fund (b)	10 X 10 Fund	Index 5 Fund	Fund (a)	Fund (a)	Index Fund	Index Fund
Net investment income (loss)	$ 8	$ 2,854	$ 1,596	$ 9	$ 5	$ 10,230	$ 5,086
Net realized gain (loss)	(423)	7,337	545	-	(15)	(11,054)	10,982
Net change in unrealized appreciation (depreciation)	(360)	(52,162)	(19,500)	(264)	(72)	(256,679)	(183,919)
Net increase (decrease) in net assets
from operations	(775)	(41,971)	(17,359)	(255)	(82)	(257,503)	(167,851)

Distributions to shareholders
From net investment income
Class A	(4)	(1,083)	(619)	(9)	-	(9,697)	(4,084)
Class B	-	-	-	-	-	(216)	(45)
From net realized gains
Class A	-	(883)	(822)	-	-	-	(27,416)
Class B	-	-	-	-	-	-	(253)
Total distributions to shareholders	(4)	(1,966)	(1,441)	(9)	-	(9,913)	(31,798)

Share transactions¹
Proceeds from the sale of shares
Class A	5,671	122,639	66,518	2,307	3,394	286,855	162,660
Class B	100	-	-	100	102	6,946	2,329
Reinvestment of distributions
Class A	4	1,966	1,441	9	-	9,697	31,500
Class B	-	-	-	-	-	216	298
Cost of shares redeemed
Class A	(411)	(37,981)	(18,672)	(11)	(17)	(233,323)	(176,572)
Class B	-	-	-	-	-	(4,016)	(1,638)
Net increase (decrease) in net assets from
share transactions	5,364	86,624	49,287	2,405	3,479	66,375	18,577

Net increase (decrease) in net assets	4,585	42,687	30,487	2,141	3,397	(201,041)	(181,072)

Net assets beginning of year	-	57,683	29,922	-	-	667,083	468,111

Net assets end of year	$ 4,585	$ 100,370	$ 60,409	$ 2,141	$ 3,397	$ 466,042	$ 287,039

Undistributed (excess of distributions over)
net investment income	$ 4	$ 6,552	$ 1,699	$ 1	$ -	$ 853	$ 4,207

¹Share transactions
Shares sold
Class A	589	14,690	7,932	239	346	29,020	13,265
Class B	10	-	-	10	10	692	181
Reinvestment of distributions
Class A	-	332	223	1	-	1,286	3,923
Class B	-	-	-	-	-	28	37
Shares redeemed
Class A	(50)	(4,620)	(2,296)	(1)	(2)	(22,757)	(13,800)
Class B	-	-	-	-	-	(416)	(134)
Net increase (decrease)
Class A	539	10,402	5,859	239	344	7,549	3,388

Class B	10	-	-	10	10	304	84

Purchase and Sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 6,447	$ 116,086	$ 62,126	$ 2,392	$ 3,475	$ 90,725	$ 112,060
Proceeds from sales of securities	1,058	18,374	10,552	3	15	37,003	116,803

(a) Period from October 6, 2008 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

				JNL/Mellon
	JNL/Mellon	JNL/Mellon	JNL/Mellon	Capital
	Capital	Capital	Capital	Management	JNL/
	Management	Management	Management	Enhanced	Oppenheimer	JNL/PAM	JNL/PAM
	Small Cap	International	Bond Index	S&P 500 Stock	Global	Asia ex-Japan	China-India
Operations	Index Fund	Index Fund	Fund	Index Fund	Growth Fund	Fund	Fund
Net investment income (loss)	$ 2,934	$ 17,240	$ 17,344	$ 1,087	$ 4,628	$ 213	$ 106
Net realized gain (loss)	14,076	(123)	837	(9,911)	10,744	(5,905)	(9,996)
Net change in unrealized appreciation (depreciation)	(143,751)	(294,511)	(5,792)	(21,557)	(145,361)	(4,646)	(8,817)
Net increase (decrease) in net assets
from operations	(126,741)	(277,394)	12,389	(30,381)	(129,989)	(10,338)	(18,707)

Distributions to shareholders
From net investment income
Class A	(4,041)	(10,825)	(17,168)	(986)	(3,398)	(144)	-
Class B	(46)	(200)	(71)	(3)	(8)	(1)	-
From net realized gains
Class A	(17,433)	(11,253)	-	(7,634)	(31,514)	-	-
Class B	(168)	(189)	-	(24)	(58)	-	-
Total distributions to shareholders	(21,688)	(22,467)	(17,239)	(8,647)	(34,978)	(145)	-

Share transactions¹
Proceeds from the sale of shares
Class A	132,316	252,302	253,223	48,463	85,028	23,771	86,510
Class B	1,647	4,354	1,327	96	242	12	42
Reinvestment of distributions
Class A	21,474	22,078	17,168	8,620	34,912	144	-
Class B	214	389	71	27	66	1	-
Cost of shares redeemed
Class A	(126,424)	(255,954)	(236,007)	(58,289)	(152,092)	(17,506)	(46,775)
Class B	(952)	(3,716)	(686)	(21)	(96)	-	(3)
Net increase (decrease) in net assets from
share transactions	28,275	19,453	35,096	(1,104)	(31,940)	6,422	39,774

Net increase (decrease) in net assets	(120,154)	(280,408)	30,246	(40,132)	(196,907)	(4,061)	21,067

Net assets beginning of year	363,897	656,032	350,589	89,633	373,331	11,845	4,988

Net assets end of year	$ 243,743	$ 375,624	$ 380,835	$ 49,501	$ 176,424	$ 7,784	$ 26,055

Undistributed (excess of distributions over)
net investment income	$ 3,322	$ 4,692	$ 9,564	$ 1,078	$ 3,418	$ 5	$ (45)

¹Share transactions
Shares sold
Class A	11,722	18,127	22,480	7,091	6,896	3,207	13,295
Class B	141	278	115	13	20	2	6
Reinvestment of distributions
Class A	2,774	2,334	1,559	2,009	5,258	30	-
Class B	27	40	6	6	10	-	-
Shares redeemed
Class A	(10,899)	(17,982)	(21,094)	(8,245)	(11,922)	(2,827)	(7,649)
Class B	(85)	(256)	(59)	(3)	(8)	-	-
Net increase (decrease)
Class A	3,597	2,479	2,945	855	232	410	5,646

Class B	83	62	62		16	22	2	6

Purchase and Sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 100,496	$ 88,872	$ 213,530	(a)	$ 51,421	$ 58,071	$ 22,550	$ 71,959
Proceeds from sales of securities	87,901	77,565	185,984	(a)	60,642	115,833	16,098	34,515

(a) Amounts include $184,884 and $150,735 of purchases and sales, respectively, of U.S. Government Securities.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

						JNL/PPM	JNL/PPM	JNL/PPM
	JNL/PIMCO		JNL/PIMCO		JNL/PPM	America	America	America	JNL/PPM
	Real Return		Total Return		America Core	High Yield	Mid Cap	Small Cap	America Value
Operations	Fund		Bond Fund		Equity Fund	Bond Fund	Value Fund (a)	Value Fund (a)	Equity Fund
Net investment income (loss)	$ 28,987		$ 56,737		$ 2,449	$ 21,399	$ 71	$ 62	$ 4,089
Net realized gain (loss)	(67,217)		69,840		(32,774)	(31,005)	(4,540)	(2,195)	(104,868)
Net change in unrealized appreciation (depreciation)	(30,473)		(131,682)		(37,647)	(71,532)	(1,472)	(2,280)	(12,533)
Net increase (decrease) in net assets
from operations	(68,703)		(5,105)		(67,972)	(81,138)	(5,941)	(4,413)	(113,312)

Distributions to shareholders
From net investment income
Class A	(13,046)		(58,032)		(262)	(21,206)	(68)	(56)	(3,353)
Class B	(6)		(425)		-	(356)	-	-	(3)
From net realized gains
Class A	(32,424)		(51,695)		-	-	-	(1)	(17,111)
Class B	(13)		(362)		-	-	-	-	(14)
Total distributions to shareholders	(45,489)		(110,514)		(262)	(21,562)	(68)	(57)	(20,481)

Share transactions¹
Proceeds from the sale of shares
Class A	1,209,517		1,015,376		116,502	179,547	25,796	17,109	163,995
Class B	831		4,906		13	1,442	174	154	20
Reinvestment of distributions
Class A	45,470		109,727		262	21,206	68	57	20,464
Class B	19		787		-	356	-		17
Cost of shares redeemed
Class A	(874,327)		(722,351)		(78,407)	(214,980)	(14,891)	(4,387)	(182,630)
Class B	(549)		(3,151)		(7)	(862)	(69)	(20)	(13)
Net increase in net assets from share
transactions	380,961		405,294		38,363	(13,291)	11,078	12,913	1,853

Net increase in net assets	266,769		289,675		(29,871)	(115,991)	5,069	8,443	(131,940)

Net assets beginning of year	397,519		1,045,956		130,102	307,281	-	-	219,786

Net assets end of year	$ 664,288		$ 1,335,631		$ 100,231	$ 191,290	$ 5,069	$ 8,443	$ 87,846

Undistributed (excess of distributions over)
net investment income	$ 26,657		$ 11,511		$ 2,450	$ 2,964	$ 3	$ 6	$ 4,088

¹Share transactions
Shares sold
Class A	105,603		83,388		6,528	29,187	2,675	1,856	10,630
Class B	72		385		-	218	18	16	2
Reinvestment of distributions
Class A	4,616		10,057		22	5,210	12	9	2,874
Class B	2		68		-	80	-	-	2
Shares redeemed
Class A	(80,345)		(59,872)		(4,703)	(33,019)	(1,795)	(532)	(13,382)
Class B	(51)		(250)		-	(122)	(8)	(2)	(1)
Net increase
Class A	29,874		33,573		1,847	1,378	892	1,333	122

Class B	23		203		-	176	10	14	3

Purchase and Sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 26,970,630	(b)	$ 10,815,098	(c)	$ 101,182	$ 173,871	$ 24,683	$ 18,372	$ 177,319
Proceeds from sales of securities	26,268,513	(b)	9,914,863	(c)	60,134	193,494	13,631	5,500	191,451

(a) Period from March 31, 2008 (commencement of operations)
(b) Amounts include $16,643,122 and $15,358,073 of purchases and sales, respectively, of U.S. Government Securities.

(c) Amounts include $2,703,794 and $2,582,572 of purchases and sales, respectively, of U.S. Government Securities.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

		JNL/S&P	JNL/S&P	JNL/S&P		JNL/S&P
	JNL/Red Rocks	Managed	Managed	Managed	JNL/S&P	Managed	JNL/S&P
	Listed Private	Conservative	Moderate	Moderate	Managed	Aggressive	Retirement
Operations	Equity Fund (a)	Fund	Fund	Growth Fund	Growth Fund	Growth Fund	Income Fund
Net investment income (loss)	$ 55	$ 11,346	$ 13,906	$ 17,971	$ 9,032	$ 2,885	$ 1,147
Net realized gain (loss)	(731)	8,594	15,885	61,838	76,784	48,276	1,016
Net change in unrealized appreciation (depreciation)	(2,957)	(78,154)	(169,770)	(468,487)	(551,524)	(322,737)	(10,483)
Net increase (decrease) in net assets
from operations	(3,633)	(58,214)	(139,979)	(388,678)	(465,708)	(271,576)	(8,320)

Distributions to shareholders
From net investment income
Class A	(77)	(16,203)	(23,549)	(28,008)	(6,051)	(2,182)	(756)
Class B	-	-	-	-	-	-	-
From net realized gains
Class A	-	(6,118)	(13,815)	(52,871)	(84,076)	(28,127)	(775)
Class B	-	-	-	-	-	-	-
Total distributions to shareholders	(77)	(22,321)	(37,364)	(80,879)	(90,127)	(30,309)	(1,531)

Share transactions¹
Proceeds from the sale of shares
Class A	19,718	427,225	419,106	391,097	335,629	205,851	47,552
Class B	127	-	-	-	-	-	-
Reinvestment of distributions
Class A	77	22,321	37,364	80,879	90,127	30,309	1,531
Class B	-	-	-	-	-	-	-
Cost of shares redeemed
Class A	(864)	(226,340)	(242,982)	(407,737)	(449,193)	(221,842)	(23,332)
Class B	(17)	-	-	-	-	-	-
Net increase in net assets from share
transactions	19,041	223,206	213,488	64,239	(23,437)	14,318	25,751

Net increase in net assets	15,331	142,671	36,145	(405,318)	(579,272)	(287,567)	15,900

Net assets beginning of year	-	264,755	521,470	1,403,279	1,388,072	702,285	32,868

Net assets end of year	$ 15,331	$ 407,426	$ 557,615	$ 997,961	$ 808,800	$ 414,718	$ 48,768

Undistributed (excess of distributions over)
net investment income	$ (21)	$ 3,816	$ 4,108	$ 10,764	$ 23,389	$ 11,196	$ 2,061

¹Share transactions
Shares sold
Class A	2,720	39,066	37,456	33,309	28,052	16,074	4,589
Class B	13	-	-	-	-	-	-

Reinvestment of distributions
Class A	13	2,393	4,179	9,254	11,452	3,652	175
Class B	-	-	-	-	-	-	-
Shares redeemed
Class A	(149)	(20,937)	(22,174)	(35,267)	(37,957)	(17,482)	(2,240)
Class B	(2)	-	-	-	-	-	-
Net increase
Class A	2,584	20,522	19,461	7,296	1,547	2,244	2,524

Class B	11	-	-	-	-	-	-

Purchase and Sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 18,720	$ 342,237	$ 383,355	$ 410,759	$ 365,833	$ 269,288	$ 45,511
Proceeds from sales of securities	657	116,028	165,278	346,372	404,719	243,493	17,737

(a) Period from October 6, 2008 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

				JNL/S&P	JNL/S&P		JNL/S&P
	JNL/S&P	JNL/S&P	JNL/S&P	Disciplined	Disciplined	JNL/S&P	Moderate
	Retirement	Retirement	Retirement	Moderate	Moderate	Disciplined	Retirement
Operations	2015 Fund	2020 Fund	2025 Fund	Fund	Growth Fund	Growth Fund	Strategy Fund
Net investment income (loss)	$ 366	$ 130	$ 61	$ 1,412	$ 1,487	$ 531	$ 112
Net realized gain (loss)	(1,251)	98	(81)	1,046	2,035	(141)	(467)
Net change in unrealized appreciation (depreciation)	(9,828)	(4,786)	(2,910)	(18,161)	(29,539)	(11,189)	(183)
Net increase (decrease) in net assets
from operations	(10,713)	(4,558)	(2,930)	(15,703)	(26,017)	(10,799)	(538)

Distributions to shareholders
From net investment income
Class A	(315)	(147)	(84)	(633)	(803)	(364)	(102)
Class B	-	-	-	-	-	-	-
From net realized gains
Class A	(688)	(454)	(284)	(295)	(504)	(222)	(8)
Class B	-	-	-	-	-	-	-
Total distributions to shareholders	(1,003)	(601)	(368)	(928)	(1,307)	(586)	(110)

Share transactions¹
Proceeds from the sale of shares
Class A	51,074	9,575	6,647	61,261	81,220	32,351	1,124
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	1,003	601	368	928	1,307	586	110
Class B	-	-	-	-	-	-	-
Cost of shares redeemed
Class A	(30,672)	(3,252)	(2,391)	(22,084)	(21,210)	(11,944)	(2,413)
Class B	-	-	-	-	-	-	-

Net increase in net assets from share
transactions	21,405	6,924	4,624	40,105	61,317	20,993	(1,179)

Net increase in net assets	9,689	1,765	1,326	23,474	33,993	9,608	(1,827)

Net assets beginning of year	17,394	9,564	5,511	34,588	40,459	16,525	2,936

Net assets end of year	$ 27,083	$ 11,329	$ 6,837	$ 58,062	$ 74,452	$ 26,133	$ 1,109

Undistributed (excess of distributions over)
net investment income	$ 981	$ 376	$ 205	$ 2,845	$ 3,991	$ 1,711	$ 11

¹Share transactions
Shares sold
Class A	4,687	955	668	6,538	9,412	3,926	114
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	130	82	52	124	200	97	14
Class B	-	-	-	-	-	-	-
Shares redeemed
Class A	(2,890)	(341)	(246)	(2,374)	(2,475)	(1,432)	(269)
Class B	-	-	-	-	-	-	-
Net increase
Class A	1,927	696	474	4,288	7,137	2,591	(141)

Class B	-	-	-	-	-	-	-

Purchase and Sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 63,632	$ 12,426	$ 8,203	$ 56,047	$ 82,904	$ 33,417	$ 1,916
Proceeds from sales of securities	40,988	5,068	3,322	12,971	16,706	10,226	3,086

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

	JNL/S&P
	Moderate	JNL/S&P
	Growth	Growth	JNL/S&P	JNL/S&P	JNL/S&P	JNL/S&P
	Retirement	Retirement	Competitive	Dividend Income	Intrinsic	Total	JNL/S&P 4
Operations	Strategy Fund	Strategy Fund	Advantage Fund	& Growth Fund	Value Fund	Yield Fund	Fund
Net investment income (loss)	$ 81	$ 64	$ 1,368	$ 2,776	$ 1,457	$ 1,630	$ 4,545
Net realized gain (loss)	(416)	(569)	(23,610)	(13,052)	(34,011)	(38,869)	(7,757)
Net change in unrealized appreciation (depreciation)	(249)	(358)	(8,858)	(6,995)	(4,031)	(232)	(74,452)
Net increase (decrease) in net assets
from operations	(584)	(863)	(31,100)	(17,271)	(36,585)	(37,471)	(77,664)

Distributions to shareholders
From net investment income
Class A	(79)	(63)	(1,309)	(2,627)	(1,331)	(1,586)	(12)
Class B	-	-	-	(4)	-	(1)	-
From net realized gains
Class A	-	-	-	(52)	(861)	(25)	-
Class B	-	-	-	-	-	-	-
Total distributions to shareholders	(79)	(63)	(1,309)	(2,683)	(2,192)	(1,612)	(12)

Share transactions¹
Proceeds from the sale of shares
Class A	681	190	168,508	147,355	169,738	181,498	410,055
Class B	-	-	212	45	553	23	-
Reinvestment of distributions
Class A	79	63	1,309	2,679	2,192	1,611	12
Class B	-	-		4	-	1	-
Cost of shares redeemed
Class A	(2,860)	(2,569)	(62,325)	(35,980)	(54,884)	(50,267)	(89,402)
Class B	-	-	(275)	(1)	(504)	(1)	-
Net increase (decrease) in net assets from
share transactions	(2,100)	(2,316)	107,429	114,102	117,095	132,865	320,665

Net increase (decrease) in net assets	(2,763)	(3,242)	75,020	94,148	78,318	93,782	242,989

Net assets beginning of year	3,347	3,857	15,393	7,301	18,360	9,907	22,194

Net assets end of year	$ 584	$ 615	$ 90,413	$ 101,449	$ 96,678	$ 103,689	$ 265,183

Undistributed (excess of distributions over)
net investment income	$ 2	$ 2	$ 60	$ 145	$ 127	$ 44	$ 5,191

¹Share transactions
Shares sold
Class A	67	19	18,745	17,976	20,233	21,034	47,732
Class B	-	-	23	7	60	4	-
Reinvestment of distributions
Class A	12	10	188	383	354	252	2
Class B	-	-	-	-	-	-	-
Shares redeemed
Class A	(314)	(300)	(7,365)	(4,698)	(6,857)	(5,984)	(10,943)
Class B	-	-	(31)	-	(65)	-	-
Net increase (decrease)
Class A	(235)	(271)	11,568	13,661	13,730	15,302	36,791

Class B	-	-	(8)	7	(5)	4	-

Purchase and Sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 1,288	$ 834	$ 182,741	$ 153,135	$ 199,016	$ 210,837	$ 352,806
Proceeds from sales of securities	3,360	3,144	72,417	39,103	74,613	78,039	26,950

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

				JNL/T. Rowe	JNL/T. Rowe
	JNL/Select	JNL/Select		Price	Price	JNL/T. Rowe
	Balanced	Money	JNL/Select	Established	Mid-Cap	Price
Operations	Fund	Market Fund	Value Fund	Growth Fund	Growth Fund	Value Fund
Net investment income (loss)	$ 15,743	$ 21,222	$ 10,351	$ 2,691	$ (825)	$ 9,658
Net realized gain (loss)	(24,187)	-	(42,775)	(102,897)	(3,434)	(34,656)
Net change in unrealized appreciation (depreciation)	(113,591)	-	(187,374)	(357,888)	(300,582)	(257,233)
Net increase (decrease) in net assets
from operations	(122,035)	21,222	(219,798)	(458,094)	(304,841)	(282,231)

Distributions to shareholders
From net investment income
Class A	(12,853)	(21,073)	(234)	(708)	-	(11,200)
Class B	(20)	(149)	(5)	(34)	-	(12)
From net realized gains
Class A	(21,439)	-	(10,221)	(6,220)	(42,076)	(67,068)
Class B	(30)	-	(228)	(211)	(1,760)	(61)
Total distributions to shareholders	(34,342)	(21,222)	(10,688)	(7,173)	(43,836)	(78,341)

Share transactions¹
Proceeds from the sale of shares
Class A	262,745	2,113,552	374,650	261,503	267,239	202,486
Class B	259	9,457	4,053	4,719	5,481	260
Reinvestment of distributions
Class A	34,292	21,073	10,455	6,928	42,076	78,268
Class B	50	149	233	245	1,760	73
Cost of shares redeemed
Class A	(212,274)	(1,445,776)	(214,009)	(280,805)	(247,108)	(215,448)
Class B	(104)	(7,002)	(2,899)	(4,141)	(4,898)	(255)
Net increase (decrease) in net assets from
share transactions	84,968	691,453	172,483	(11,551)	64,550	65,384

Net increase (decrease) in net assets	(71,409)	691,453	(58,003)	(476,818)	(284,127)	(295,188)

Net assets beginning of year	527,176	655,821	553,704	1,078,190	727,122	708,109

Net assets end of year	$ 455,767	$ 1,347,274	$ 495,701	$ 601,372	$ 442,995	$ 412,921

Undistributed (excess of distributions over)

net investment income	$ 15,793		$ (3)	$ 10,348	$ 1,969	$ (10)	$ 9,641

¹Share transactions
Shares sold
Class A	16,315		2,113,552	22,868	14,333	10,479	16,943
Class B	16		9,457	241	246	212	20
Reinvestment of distributions
Class A	2,795		21,073	835	546	2,621	11,682
Class B	4		149	18	19	108	10
Shares redeemed
Class A	(13,580)		(1,445,776)	(13,084)	(15,500)	(9,825)	(17,798)
Class B	(6)		(7,002)	(184)	(232)	(202)	(19)
Net increase (decrease)
Class A	5,530		688,849	10,619	(621)	3,275	10,827

Class B	14		2,604	75	33	118	11

Purchase and Sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 321,988	(a)	$ 34,377	$ 448,277	$ 459,880	$ 248,726	$ 179,903
Proceeds from sales of securities	297,659	(a)	50,243	276,685	464,523	218,647	171,452

(a) Amounts include $55,803 and $ 104,759 of purchases and sales, respectively, of U.S. Government Securities.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

					JNL/Capital	JNL/Capital	JNL/Capital
	JNL/AIM	JNL/AIM	JNL/AIM	JNL/AIM	Guardian	Guardian	Guardian
	International	Large Cap	Global Real	Small Cap	Global Balanced	Global Diversified	International Small
Operations	Growth Fund	Growth Fund	Estate Fund	Growth Fund	Fund	Research Fund	Cap Fund (a)
Net investment income (loss)	$ 7,779	$ 705	$ 3,548	$ (420)	$ 2,850	$ (144)	$ 12
Net realized gain (loss)	78,380	21,270	26,756	6,339	21,642	42,307	(52)
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	(50,778)	42,783	(75,284)	329	(12,030)	(20,179)	(887)
Net increase (decrease) in net assets
from operations	35,381	64,758	(44,980)	6,248	12,462	21,984	(927)

Distributions to shareholders
From net investment income
Class A	(6,328)	(488)	(2,312)	-	(2,218)	(1,245)	-
Class B	(289)	(1)	(4)	-	(3)	(1)	-
From net realized gains
Class A	-	(21,783)	(11,151)	(4,891)	(11,552)	-	-
Class B	-	(18)	(22)	(7)	(16)	-	-
Total distributions to shareholders	(6,617)	(22,290)	(13,489)	(4,898)	(13,789)	(1,246)	-

Share transactions¹
Proceeds from the sale of shares
Class A	303,818	247,803	215,503	40,288	80,584	138,656	75,300
Class B	4,281	220	381	36	258	51	109
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	6,328	22,271	13,463	4,891	13,770	1,245	-
Class B	289	19	26	7	19	1	-
Cost of shares redeemed
Class A	(122,226)	(184,091)	(240,702)	(25,817)	(57,941)	(88,334)	(1,311)
Class B	(4,394)	(198)	(318)	(173)	(157)	(175)	-
Net increase (decrease) in net assets from
share transactions	188,096	86,024	(11,647)	19,232	36,533	51,444	74,098

Net increase (decrease) in net assets	216,860	128,492	(70,116)	20,582	35,206	72,182	73,171

Net assets beginning of period	274,429	397,047	254,935	53,480	162,909	160,411	-

Net assets end of period	$ 491,289	$ 525,539	$ 184,819	$ 74,062	$ 198,115	$ 232,593	$ 73,171

Undistributed (excess of distributions over)
net investment income	$ 90	$ 670	$ 4,001	$ -	$ 2,427	$ (30)	$ (37)

¹Share transactions
Shares sold
Class A	19,839	17,129	13,457	2,573	6,311	5,204	7,538
Class B	274	16	24	3	20	2	11
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	416	1,521	1,091	335	1,179	48	-
Class B	19	1	2	-	2	-	-
Shares redeemed
Class A	(7,904)	(12,894)	(15,839)	(1,649)	(4,588)	(3,741)	(134)
Class B	(279)	(13)	(21)	(11)	(12)	(6)	-
Net increase (decrease)
Class A	12,351	5,756	(1,291)	1,259	2,902	1,511	7,404

Class B	14	4	5	(8)	10	(4)	11

(a) Period from December 3, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

	JNL/Capital	JNL/Credit				JNL/Franklin	JNL/Franklin
	Guardian	Suisse Global	JNL/Credit	JNL/Eagle	JNL/Eagle	Templeton	Templeton
	U.S. Growth	Natural Resources	Suisse Long/	Core Equity	SmallCap	Founding	Global Growth
Operations	Equity Fund	Fund (a)	Short Fund (a)	Fund	Equity Fund	Strategy Fund (a)	Fund (a)
Net investment income (loss)	$ (10)	$ 877	$ (97)	$ 1,651	$ (978)	$ 9,781	$ 1,893
Net realized gain (loss)	27,131	11,736	1,940	13,650	39,292	438	390
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	(14,735)	24,032	2,222	(13,245)	(17,153)	(28,877)	(9,797)
Net increase (decrease) in net assets
from operations	12,386	36,645	4,065	2,056	21,161	(18,658)	(7,514)

Distributions to shareholders
From net investment income
Class A	-	-	-	(1,667)	-	-	(1,858)
Class B	-	-	-	(2)	-	-	(2)
From net realized gains
Class A	-	-	-	(11,379)	(36,341)	-	(373)
Class B	-	-	-	(30)	(34)	-	-
Total distributions to shareholders	-	-	-	(13,078)	(36,375)	-	(2,233)

Share transactions¹
Proceeds from the sale of shares
Class A	112,116	434,732	101,866	16,614	150,928	1,001,044	412,611
Class B	26	268	110	57	118	-	237
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	-	-	13,046	36,341	-	2,231
Class B	-	-	-	32	34	-	2
Cost of shares redeemed
Class A	(84,197)	(82,947)	(37,291)	(115,554)	(139,432)	(181,991)	(86,559)
Class B	(6)	(17)	(1)	(12)	(186)	-	(22)
Net increase (decrease) in net assets from
share transactions	27,939	352,036	64,684	(85,817)	47,803	819,053	328,500

Net increase (decrease) in net assets	40,325	388,681	68,749	(96,839)	32,589	800,395	318,753

Net assets beginning of period	186,597	-	-	178,147	199,341	-	-

Net assets end of period	$ 226,922	$ 388,681	$ 68,749	$ 81,308	$ 231,930	$ 800,395	$ 318,753

Undistributed (excess of distributions over)
net investment income	$ 6	$ 256	$ -	$ 1,617	$ (1)	$ 10,304	$ 27

¹Share transactions
Shares sold
Class A	4,659	34,496	9,847	938	6,203	97,209	40,152
Class B	1	23	11	3	4	-	23
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	-	-	902	1,819	-	227
Class B	-	-	-	2	2	-	-
Shares redeemed
Class A	(3,724)	(6,553)	(3,523)	(6,597)	(5,814)	(17,871)	(8,478)
Class B	-	(1)	-	-	(7)	-	(2)

Net increase (decrease)
Class A	935	27,943	6,324	(4,757)	2,208	79,338	31,901

Class B	1	22	11	5	(1)	-	21

(a) Period from January 16, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

		JNL/Franklin		JNL/Goldman		JNL/Goldman
	JNL/Franklin	Templeton	JNL/Franklin	Sachs Core	JNL/Goldman	Sachs Short	JNL/JPMorgan
	Templeton	Mutual Shares	Templeton Small	Plus Bond	Sachs Mid Cap	Duration	International
Operations	Income Fund	Fund (a)	Cap Value Fund	Fund	Value Fund	Bond Fund	Value Fund
Net investment income (loss)	$ 17,603	$ 3,063	$ 1,083	$ 25,416	$ 2,047	$ 14,118	$ 11,648
Net realized gain (loss)	(3,708)	(1,769)	5,514	6,645	15,910	1,593	80,731
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	(20,588)	(10,016)	(16,061)	5,159	(16,094)	(1,139)	(25,725)
Net increase (decrease) in net assets
from operations	(6,693)	(8,722)	(9,464)	37,220	1,863	14,572	66,654

Distributions to shareholders
From net investment income
Class A	(17,117)	-	(693)	(19,022)	(933)	(9,042)	(8,034)
Class B	(10)	-	(2)	(10)	(2)	(3)	(7)
From net realized gains
Class A	(924)	-	(4,820)	-	(5,156)	-	(52,119)
Class B	-	-	(6)	-	(6)	-	(33)
Total distributions to shareholders	(18,051)	-	(5,521)	(19,032)	(6,097)	(9,045)	(60,193)

Share transactions¹
Proceeds from the sale of shares
Class A	632,714	460,899	82,476	281,261	160,513	215,835	443,007
Class B	244	234	80	151	181	10	329
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	18,041	-	5,513	19,022	6,089	9,042	60,153
Class B	10	-	8	10	8	3	40
Cost of shares redeemed
Class A	(141,013)	(107,645)	(103,336)	(165,318)	(137,415)	(246,236)	(268,187)
Class B	(190)	(21)	(191)	(259)	(182)	-	(312)
Net increase (decrease) in net assets from
share transactions	509,806	353,467	(15,450)	134,867	29,194	(21,346)	235,030

Net increase (decrease) in net assets	485,062	344,745	(30,435)	153,055	24,960	(15,819)	241,491

Net assets beginning of period	64,767	-	130,847	461,149	144,638	327,174	486,053

Net assets end of period	$ 549,829	$ 344,745	$ 100,412	$ 614,204	$ 169,598	$ 311,355	$ 727,544

Undistributed (excess of distributions over)
net investment income	$ 467	$ 1,202	$ 1,084	$ 23,854	$ 1,830	$ 13,385	$ 11,198

¹Share transactions
Shares sold

Class A	57,254	44,963	6,237	23,715	11,753	20,456	29,468
Class B	22	23	6	12	12	1	21
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	1,718	-	487	1,588	483	863	4,343
Class B	1	-	1	1	1	-	3
Shares redeemed
Class A	(12,817)	(10,564)	(8,072)	(13,921)	(10,169)	(23,373)	(17,795)
Class B	(17)	(2)	(15)	(20)	(13)	-	(19)
Net increase (decrease)
Class A	46,155	34,399	(1,348)	11,382	2,067	(2,054)	16,016

Class B	6	21	(8)	(7)	-	1	5

(a) Period from January 16, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

		JNL/JPMorgan				JNL/Mellon	JNL/Mellon
	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/Lazard	Capital	Capital
	Midcap	& Quality	Emerging	Mid Cap	Small Cap	Management	Management
Operations	Growth Fund	Bond Fund	Markets Fund	Equity Fund	Equity Fund	10 X 10 Fund (a)	Index 5 Fund (a)
Net investment income (loss)	$ (329)	$ 11,654	$ 3,072	$ 1,849	$ 468	$ 662	$ 490
Net realized gain (loss)	33,460	(715)	33,866	34,182	5,266	171	820
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	(17,709)	5,625	19,969	(45,777)	(15,239)	(3,596)	(1,562)
Net increase (decrease) in net assets
from operations	15,422	16,564	56,907	(9,746)	(9,505)	(2,763)	(252)

Distributions to shareholders
From net investment income
Class A	-	(9,226)	(457)	(1,403)	(245)	-	-
Class B	-	(6)	(1)	(28)	(1)	-	-
From net realized gains
Class A	-	-	-	(37,548)	(12,729)	-	-
Class B	-	-	-	(588)	(20)	-	-
Total distributions to shareholders	-	(9,232)	(458)	(39,567)	(12,995)	-	-

Share transactions¹
Proceeds from the sale of shares
Class A	35,660	130,317	363,571	139,426	41,892	87,092	41,857
Class B	33	106	281	2,052	121	-	-
Proceeds in connection with acquisition
Class A	29,490	-	-	-	-	-	-
Class B	36	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	9,226	457	38,951	12,974	-	-
Class B	-	6	1	616	21	-	-
Cost of shares redeemed
Class A	(117,835)	(116,296)	(97,154)	(104,043)	(53,740)	(26,646)	(11,683)
Class B	(11)	(119)	(168)	(1,316)	(185)	-	-
Net increase (decrease) in net assets from
share transactions	(52,627)	23,240	266,988	75,686	1,083	60,446	30,174

Net increase (decrease) in net assets	(37,205)	30,572	323,437	26,373	(21,417)	57,683	29,922

Net assets beginning of period	221,667	235,228	88,776	220,739	154,741	-	-

Net assets end of period	$ 184,462	$ 265,800	$ 412,213	$ 247,112	$ 133,324	$ 57,683	$ 29,922

Undistributed (excess of distributions over)
net investment income	$ -	$ 11,674	$ 2,197	$ 512	$ 31	$ 1,084	$ 619

¹Share transactions
Shares sold
Class A	1,750	11,139	27,825	9,379	3,385	8,526	4,160
Class B	1	8	22	135	10	-	-
Shares issued in connection with acquisition
Class A	1,452	-	-	-	-	-	-
Class B	2	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	788	33	3,435	1,268	-	-
Class B	-	1	-	54	2	-	-
Shares redeemed
Class A	(5,936)	(9,864)	(7,455)	(7,044)	(4,326)	(2,710)	(1,168)
Class B	-	(10)	(12)	(89)	(14)	-	-
Net increase (decrease)
Class A	(2,734)	2,063	20,403	5,770	327	5,816	2,992

Class B	3	(1)	10	100	(2)	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

						JNL/Mellon
	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	Capital
	Capital	Capital	Capital	Capital	Capital	Management	JNL/
	Management	Management	Management	Management	Management	Enhanced	Oppenheimer
	S&P 500 Index	S&P 400 MidCap	Small Cap	International	Bond Index	S&P 500 Stock	Global
Operations	Fund	Index Fund	Index Fund	Index Fund	Fund	Index Fund	Growth Fund
Net investment income (loss)	$ 9,228	$ 4,859	$ 4,496	$ 13,134	$ 14,067	$ 1,001	$ 2,657
Net realized gain (loss)	5,105	35,846	19,469	11,213	586	6,772	31,972
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	13,741	(13,030)	(33,318)	29,630	5,342	(4,935)	(15,584)
Net increase (decrease) in net assets
from operations	28,074	27,675	(9,353)	53,977	19,995	2,838	19,045

Distributions to shareholders
From net investment income
Class A	(8,439)	(1,472)	(1,040)	(15,854)	(13,796)	(746)	(2,762)
Class B	(173)	(8)	(4)	(210)	(27)	(3)	(3)
From net realized gains
Class A	(6,475)	(35,375)	(22,301)	(8,147)	-	(2,773)	(25,225)
Class B	(107)	(268)	(171)	(132)	-	(5)	(26)
Total distributions to shareholders	(15,194)	(37,123)	(23,516)	(24,343)	(13,823)	(3,527)	(28,016)

Share transactions¹
Proceeds from the sale of shares
Class A	236,591	205,763	154,648	298,892	184,394	58,360	146,768
Class B	4,044	1,783	1,575	5,809	1,064	53	251
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	14,914	36,847	23,341	24,001	13,796	3,519	27,987
Class B	280	276	175	342	27	8	29
Cost of shares redeemed
Class A	(166,964)	(149,707)	(123,310)	(204,084)	(102,136)	(49,314)	(142,091)
Class B	(3,388)	(1,370)	(1,501)	(2,031)	(909)	(155)	(274)
Net increase (decrease) in net assets from
share transactions	85,477	93,592	54,928	122,929	96,236	12,471	32,670

Net increase (decrease) in net assets	98,357	84,144	22,059	152,563	102,408	11,782	23,699

Net assets beginning of period	568,726	383,967	341,838	503,469	248,181	77,851	349,632

Net assets end of period	$ 667,083	$ 468,111	$ 363,897	$ 656,032	$ 350,589	$ 89,633	$ 373,331

Undistributed (excess of distributions over)
net investment income	$ 671	$ 4,237	$ 4,475	$ (67)	$ 9,499	$ 994	$ 2,409

¹Share transactions
Shares sold
Class A	18,765	12,718	10,240	16,792	16,520	6,372	9,117
Class B	319	111	105	320	94	6	16
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	1,219	2,529	1,748	1,412	1,241	406	1,914
Class B	22	19	13	20	2	1	2
Shares redeemed
Class A	(13,259)	(9,288)	(8,238)	(11,500)	(9,106)	(5,383)	(9,008)
Class B	(260)	(84)	(98)	(111)	(80)	(17)	(17)
Net increase (decrease)
Class A	6,725	5,959	3,750	6,704	8,655	1,395	2,023

Class B	81	46	20	229	16	(10)	1

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

						JNL/PPM
	JNL/PAM	JNL/PAM	JNL/PIMCO	JNL/PIMCO	JNL/PPM	America	JNL/PPM
	Asia ex-Japan	China-India	Real Return	Total Return	America Core	High Yield	America Value
Operations	Fund (b)	Fund (b)	Fund (a)	Bond Fund	Equity Fund	Bond Fund	Equity Fund
Net investment income (loss)	$ (6)	$ (4)	$ 12,573	$ 40,834	$ 262	$ 29,172	$ 3,355
Net realized gain (loss)	(13)	1	16,132	919	13,160	(6,625)	17,519
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	(221)	(9)	5,458	34,202	(19,658)	(27,820)	(32,470)
Net increase (decrease) in net assets
from operations	(240)	(12)	34,163	75,955	(6,236)	(5,273)	(11,596)

Distributions to shareholders
From net investment income
Class A	-	-	-	(45,667)	(506)	(26,111)	(1,583)
Class B	-	-	-	(372)	(1)	(335)	(1)
From net realized gains
Class A	-	-	-	(1,279)	-	-	-
Class B	-	-	-	(10)	-	-	-
Total distributions to shareholders	-	-	-	(47,328)	(507)	(26,446)	(1,584)

Share transactions¹
Proceeds from the sale of shares
Class A	12,188	4,900	540,000	527,674	59,401	257,953	157,767
Class B	100	100	114	2,030	11	953	20
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	-	-	46,946	506	26,111	1,583
Class B	-	-	-	382	1	335	1
Cost of shares redeemed
Class A	(203)	-	(176,758)	(325,361)	(66,422)	(315,190)	(92,260)
Class B	-	-	-	(1,471)	(3)	(1,358)	(8)
Net increase (decrease) in net assets from
share transactions	12,085	5,000	363,356	250,200	(6,506)	(31,196)	67,103

Net increase (decrease) in net assets	11,845	4,988	397,519	278,827	(13,249)	(62,915)	53,923

Net assets beginning of period	-	-	-	767,129	143,351	370,196	165,863

Net assets end of period	$ 11,845	$ 4,988	$ 397,519	$ 1,045,956	$ 130,102	$ 307,281	$ 219,786

Undistributed (excess of distributions over)
net investment income	$ (13)	$ -	$ 12,169	$ 4,220	$ 263	$ 3,149	$ 3,355

¹Share transactions
Shares sold
Class A	1,219	490	52,628	44,185	2,761	30,949	7,648
Class B	10	10	11	164	1	107	1
Shares issued in connection with acquisition

Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	-	-	3,919	24	3,519	83
Class B	-	-	-	30	-	42	-
Shares redeemed
Class A	(20)	-	(16,787)	(27,129)	(2,899)	(38,179)	(4,373)
Class B	-	-	-	(118)	-	(154)	-
Net increase (decrease)
Class A	1,199	490	35,841	20,975	(114)	(3,711)	3,358

Class B	10	10	11	76	1	(5)	1

(a) Period from January 16, 2007 (commencement of operations)
(b) Period from December 3, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

	JNL/S&P	JNL/S&P	JNL/S&P		JNL/S&P
	Managed	Managed	Managed	JNL/S&P	Managed	JNL/S&P	JNL/S&P
	Conservative	Moderate	Moderate	Managed	Aggressive	Retirement	Retirement
Operations	Fund	Fund	Growth Fund	Growth Fund	Growth Fund	Income Fund	2015 Fund
Net investment income (loss)	$ 5,786	$ 9,416	$ 17,329	$ 11,383	$ 3,916	$ 605	$ 199
Net realized gain (loss)	9,024	22,299	119,576	153,362	95,576	923	795
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	(2,219)	(2,219)	(32,955)	(58,738)	(39,313)	(223)	(288)
Net increase (decrease) in net assets
from operations	12,591	29,496	103,950	106,007	60,179	1,305	706

Distributions to shareholders
From net investment income
Class A	(5,846)	(11,557)	(27,863)	(22,738)	(11,130)	(161)	(47)
Class B	-	-	-	-	-	-	-
From net realized gains
Class A	(5,671)	(12,823)	(69,931)	(65,693)	(2,181)	(125)	(82)
Class B	-	-	-	-	-	-	-
Total distributions to shareholders	(11,517)	(24,380)	(97,794)	(88,431)	(13,311)	(286)	(129)

Share transactions¹
Proceeds from the sale of shares
Class A	229,861	296,351	503,734	341,358	151,061	27,219	14,613
Class B	-	-	-	-	-	-	-
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	11,517	24,380	97,794	88,431	13,311	286	129
Class B	-	-	-	-	-	-	-
Cost of shares redeemed
Class A	(114,823)	(118,626)	(328,389)	(306,095)	(181,280)	(5,545)	(3,053)
Class B	-	-	-	-	-	-	-

Net increase in net assets from share
transactions	126,555	202,105	273,139	123,694	(16,908)	21,960	11,689

Net increase in net assets	127,629	207,221	279,295	141,270	29,960	22,979	12,266

Net assets beginning of period	137,126	314,249	1,123,984	1,246,802	672,325	9,889	5,128

Net assets end of period	$ 264,755	$ 521,470	$ 1,403,279	$ 1,388,072	$ 702,285	$ 32,868	$ 17,394

Undistributed (excess of distributions over)
net investment income	$ 2,710	$ 3,787	$ 1,080	$ 4,732	$ 2,178	$ 756	$ 315

¹Share transactions
Shares sold
Class A	19,753	23,822	36,540	23,488	10,158	2,437	1,245
Class B	-	-	-	-	-	-	-
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	1,012	2,020	7,523	6,507	913	25	11
Class B	-	-	-	-	-	-	-
Shares redeemed
Class A	(9,831)	(9,554)	(23,731)	(21,232)	(12,238)	(494)	(263)
Class B	-	-	-	-	-	-	-
Net increase
Class A	10,934	16,288	20,332	8,763	(1,167)	1,968	993

Class B	-	-	-	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

							JNL/S&P
				JNL/S&P		JNL/S&P	Moderate
			JNL/S&P	Disciplined		Moderate	Growth
	JNL/S&P	JNL/S&P	Disciplined	Moderate	JNL/S&P	Retirement	Retirement
	Retirement	Retirement	Moderate	Growth	Disciplined	Strategy	Strategy
Operations	2020 Fund	2025 Fund	Fund (a)	Fund (a)	Growth Fund (a)	Fund (a)	Fund (a)
Net investment income (loss)	$ 84	$ 43	$ 530	$ 543	$ 214	$ 93	$ 80
Net realized gain (loss)	508	315	371	710	347	13	(8)
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	(236)	(151)	(414)	(1,018)	(499)	39	109
Net increase (decrease) in net assets
from operations	356	207	487	235	62	145	181

Distributions to shareholders
From net investment income
Class A	(20)	(9)	-	-	-	(91)	(80)
Class B	-	-	-	-	-	-	-
From net realized gains
Class A	(44)	(27)	-	-	-	(5)	(2)
Class B	-	-	-	-	-	-	-
Total distributions to shareholders	(64)	(36)	-	-	-	(96)	(82)

Share transactions¹
Proceeds from the sale of shares
Class A	8,266	5,392	38,618	46,768	17,600	2,809	3,338
Class B	-	-	-	-	-	-	-
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	64	36	-	-	-	96	82
Class B	-	-	-	-	-	-	-
Cost of shares redeemed
Class A	(1,414)	(1,221)	(4,517)	(6,544)	(1,137)	(18)	(172)
Class B	-	-	-	-	-	-	-
Net increase in net assets from share
transactions	6,916	4,207	34,101	40,224	16,463	2,887	3,248

Net increase in net assets	7,208	4,378	34,588	40,459	16,525	2,936	3,347

Net assets beginning of period	2,356	1,133	-	-	-	-	-

Net assets end of period	$ 9,564	$ 5,511	$ 34,588	$ 40,459	$ 16,525	$ 2,936	$ 3,347

Undistributed (excess of distributions over)
net investment income	$ 147	$ 84	$ 633	$ 803	$ 363	$ 2	$ 1

¹Share transactions
Shares sold
Class A	692	446	3,662	4,409	1,658	280	329
Class B	-	-	-	-	-	-	-
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	5	3	-	-	-	9	8

Class B	-	-	-	-	-	-	-
Shares redeemed
Class A	(118)	(100)	(431)	(616)	(107)	(2)	(16)
Class B	-	-	-	-	-	-	-
Net increase
Class A	579	349	3,231	3,793	1,551	287	321

Class B	-	-	-	-	-	-	-

(a) Period from January 16, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

	JNL/S&P
	Growth
	Retirement	JNL/S&P	JNL/S&P	JNL/S&P	JNL/S&P		JNL/Select
	Strategy	Competitive	Dividend Income	Intrinsic	Total	JNL/S&P 4	Balanced
Operations	Fund (a)	Advantage Fund (a)	& Growth Fund (a)	Value Fund (b)	Yield Fund (b)	Fund (b)	Fund
Net investment income (loss)	$ 70	$ 8	$ 4	$ 9	$ 5	$ 12	$ 12,603
Net realized gain (loss)	16	-	-	-	-	-	21,533
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	125	(160)	(90)	(145)	(75)	(238)	(496)
Net increase (decrease) in net assets
from operations	211	(152)	(86)	(136)	(70)	(226)	33,640

Distributions to shareholders
From net investment income
Class A	(69)	(7)	(4)	(8)	(4)	-	(10,194)
Class B	-	-	-	-	-	-	(6)
From net realized gains
Class A	(15)	-	-	-	-	-	(19,750)
Class B	-	-	-	-	-	-	(25)
Total distributions to shareholders	(84)	(7)	(4)	(8)	(4)	-	(29,975)

Share transactions¹
Proceeds from the sale of shares
Class A	3,678	16,428	7,316	18,463	9,932	22,534	194,563
Class B	-	100	100	100	100	-	533
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	84	7	4	8	4	-	29,944
Class B	-	-	-	-	-	-	31
Cost of shares redeemed
Class A	(32)	(983)	(29)	(67)	(55)	(114)	(141,503)
Class B	-	-	-	-	-	-	(201)
Net increase (decrease) in net assets from
share transactions	3,730	15,552	7,391	18,504	9,981	22,420	83,367

Net increase (decrease) in net assets	3,857	15,393	7,301	18,360	9,907	22,194	87,032

Net assets beginning of period	-	-	-	-	-	-	440,144

Net assets end of period	$ 3,857	$ 15,393	$ 7,301	$ 18,360	$ 9,907	$ 22,194	$ 527,176

Undistributed (excess of distributions over)
net investment income	$ 2	$ 1	$ -	$ 1	$ 1	$ 12	$ 12,871

¹Share transactions
Shares sold
Class A	361	1,639	740	1,847	979	2,247	10,680
Class B	-	10	10	10	10	-	30
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	8	1	-	1	-	-	1,723
Class B	-	-	-	-	-	-	2
Shares redeemed
Class A	(3)	(98)	(3)	(6)	(5)	(11)	(7,762)
Class B	-	-	-	-	-	-	(11)
Net increase (decrease)
Class A	366	1,542	737	1,842	974	2,236	4,641

Class B	-	10	10	10	10	-	21

(a) Period from January 16, 2007 (commencement of operations)
(b) Period from December 3, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007

			JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe
	JNL/Select		Price	Price	Price
	Money	JNL/Select	Established	Mid-Cap	Value
Operations	Market Fund	Value Fund	Growth Fund	Growth Fund	Fund
Net investment income (loss)	$ 21,201	$ 7,195	$ 3,943	$ (197)	$ 11,207
Net realized gain (loss)	-	32,192	63,201	108,154	59,248
Net change in unrealized appreciation or
Net change in unrealized appreciation (depreciation)	-	(3,315)	15,678	(5,396)	(68,668)
Net increase (decrease) in net assets
from operations	21,201	36,072	82,822	102,561	1,787

Distributions to shareholders
From net investment income
Class A	(21,000)	(6,723)	(3,487)	(73)	(8,788)
Class B	(201)	(236)	(174)	(2)	(5)
From net realized gains
Class A	-	(34,120)	(62,532)	(73,694)	(40,121)
Class B	-	(969)	(2,060)	(3,135)	(36)

Total distributions to shareholders	(21,201)	(42,048)	(68,253)	(76,904)	(48,950)

Share transactions¹
Proceeds from the sale of shares
Class A	1,338,028	228,814	250,451	251,296	264,187
Class B	8,404	4,239	4,487	5,007	538
Proceeds in connection with acquisition
Class A	-	-	247,425	-	-
Class B	-	-	111	-	-
Reinvestment of distributions
Class A	21,000	40,843	66,019	73,767	48,909
Class B	201	1,205	2,234	3,137	41
Cost of shares redeemed
Class A	(976,919)	(207,124)	(284,380)	(277,731)	(240,218)
Class B	(6,943)	(3,078)	(5,682)	(4,878)	(287)
Net increase (decrease) in net assets from
share transactions	383,771	64,899	280,665	50,598	73,170

Net increase (decrease) in net assets	383,771	58,923	295,234	76,255	26,007

Net assets beginning of period	272,050	494,781	782,956	650,867	682,102

Net assets end of period	$ 655,821	$ 553,704	$ 1,078,190	$ 727,122	$ 708,109

Undistributed (excess of distributions over)
net investment income	$ (1)	$ 236	$ 678	$ (6)	$ 11,208

¹Share transactions
Shares sold
Class A	1,338,028	11,108	10,722	7,657	16,116
Class B	8,404	207	198	158	32
Shares issued in connection with acquisition
Class A	-	-	10,568	-	-
Class B	-	-	5	-	-
Reinvestment of distributions
Class A	21,000	2,136	2,997	2,465	3,380
Class B	201	62	100	104	3
Shares redeemed
Class A	(976,919)	(10,200)	(12,252)	(8,701)	(14,835)
Class B	(6,943)	(148)	(245)	(151)	(17)
Net increase (decrease)
Class A	382,109	3,044	12,035	1,421	4,661

Class B	1,662	121	58	111	18

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Financial Highlights

													Assuming No Expense Reimburse-
													ment or Fees Paid Indirectly
		Increase (Decrease) from				Distributions from						Ratio of Net		Ratio of Net
	Net Asset	Investment Operations (e)				Net Realized		Supplemental Data			Ratio of	Investment	Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from	Gains on	Net Asset		Net Assets,		Expenses to	Income (Loss)	Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment	Value, End	Total	End of Period	Portfolio	Average Net	to Average	Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions	of Period	Return (b)	(in thousands)	Turnover (d)	Assets (c)	Net Assets (c)	Assets (c)	Net Assets (c)
JNL/AIM International Growth Fund

Class A
12/31/2008	$ 15.74	$ 0.27	$ (6.68)	$ (6.41)	$ (0.06)	$ (2.39)	$ 6.88	(40.94)%	$ 249,897	53%	1.03%	2.10%	n/a	n/a
12/31/2007	14.55	0.30	1.10	1.40	(0.21)	-	15.74	9.70	475,302	105	1.03	1.90	n/a	n/a
12/31/2006	12.03	0.18	2.55	2.73	(0.21)	-	14.55	22.67	259,811	12	1.06	1.35	n/a	n/a
12/31/2005	11.04	0.14	1.04	1.18	(0.19)	-	12.03	10.69	201,554	71	1.08	1.25	n/a	n/a
12/31/2004	9.61	0.10	1.47	1.57	(0.14)	-	11.04	16.34	94,998	75	1.17	0.96	1.19	0.94

Class B
12/31/2008	15.99	0.29	(6.79)	(6.50)	(0.06)	(2.39)	7.04	(40.85)	9,418	53	0.83	2.27	n/a	n/a
12/31/2007	14.82	0.33	1.14	1.47	(0.30)	-	15.99	9.96	15,987	105	0.83	2.08	n/a	n/a
12/31/2006	12.08	0.13	2.64	2.77	(0.03)	-	14.82	22.97	14,618	12	0.85	0.88	n/a	n/a
12/31/2005	11.06	0.16	1.05	1.21	(0.19)	-	12.08	10.94	134	71	0.87	1.46	n/a	n/a
03/05(a)-12/31/2004	10.11	0.09	0.99	1.08	(0.13)	-	11.06	10.72	1	75	0.92	1.30	0.94	1.28

JNL/AIM Large Cap Growth Fund

Class A
12/31/2008	14.93	0.04	(5.69)	(5.65)	(0.02)	(0.59)	8.67	(37.66)	350,826	56	0.97	0.29	n/a	n/a
12/31/2007	13.49	0.02	2.09	2.11	(0.01)	(0.66)	14.93	15.75	525,103	71	0.99	0.17	n/a	n/a
12/31/2006	12.51	0.02	0.96	0.98	0.00	-	13.49	7.86	396,703	90	1.00	0.12	n/a	n/a
12/31/2005	11.67	0.00	0.84	0.84	-	-	12.51	7.23	361,417	101	1.01	0.03	n/a	n/a
12/31/2004	10.61	0.01	1.05	1.06	-	-	11.67	9.99	191,003	96	1.07	0.09	1.10	0.06

Class B
12/31/2008	15.02	0.06	(5.73)	(5.67)	(0.04)	(0.59)	8.72	(37.55)	404	56	0.77	0.52	n/a	n/a
12/31/2007	13.55	0.05	2.11	2.16	(0.03)	(0.66)	15.02	16.05	436	71	0.80	0.36	n/a	n/a
12/31/2006	12.55	0.04	0.97	1.01	(0.01)	-	13.55	8.07	344	90	0.80	0.32	n/a	n/a
12/31/2005	11.69	0.02	0.84	0.86	-	-	12.55	7.39	236	101	0.81	0.23	n/a	n/a
03/05(a)-12/31/2004	10.99	0.02	0.68	0.70	-	-	11.69	6.37	24	96	0.86	0.55	0.90	0.52

JNL/AIM Global Real Estate Fund

Class A
12/31/2008	12.44	0.31	(4.96)	(4.65)	(0.23)	(1.77)	5.79	(35.71)	145,218	117	1.03	2.78	n/a	n/a
12/31/2007	15.80	0.20	(2.58)	(2.38)	(0.17)	(0.81)	12.44	(15.01)	184,451	76	1.02	1.29	n/a	n/a
12/31/2006	11.70	0.42	3.84	4.26	(0.05)	(0.11)	15.80	36.38	254,557	37	1.02	2.98	n/a	n/a
05/02(a)-12/31/2005	10.00	0.21	1.49	1.70	-	-	11.70	17.00	79,209	36	1.05	3.37	n/a	n/a

Class B
12/31/2008	12.52	0.33	(5.00)	(4.67)	(0.26)	(1.77)	5.82	(35.61)	294	117	0.83	2.93	n/a	n/a
12/31/2007	15.83	0.24	(2.60)	(2.36)	(0.14)	(0.81)	12.52	(14.82)	368	76	0.82	1.55	n/a	n/a
12/31/2006	11.72	0.44	3.85	4.29	(0.07)	(0.11)	15.83	36.59	378	37	0.82	3.13	n/a	n/a
05/02(a)-12/31/2005	10.00	0.23	1.49	1.72	-	-	11.72	17.20	146	36	0.85	3.57	n/a	n/a

JNL/AIM Small Cap Growth Fund

Class A
12/31/2008	14.82	(0.04)	(5.95)	(5.99)	-	(1.33)	7.50	(39.73)	40,314	42	1.16	(0.32)	n/a	n/a
12/31/2007	14.27	(0.10)	1.71	1.61	-	(1.06)	14.82	11.37	73,951	37	1.15	(0.64)	n/a	n/a
12/31/2006	13.52	(0.11)	2.07	1.96	-	(1.21)	14.27	14.49	53,265	54	1.16	(0.79)	n/a	n/a
12/31/2005	12.47	(0.08)	1.13	1.05	-	-	13.52	8.42	49,776	65	1.16	(0.67)	n/a	n/a
12/31/2004	11.67	(0.12)	0.92	0.80	-	-	12.47	6.86	44,358	93	1.16	(0.92)	1.18	(0.94)

Class B
12/31/2008	14.95	(0.01)	(6.01)	(6.02)	-	(1.33)	7.60	(39.58)	103	42	0.96	(0.10)	n/a	n/a
12/31/2007	14.36	(0.07)	1.72	1.65	-	(1.06)	14.95	11.58	111	37	0.95	(0.47)	n/a	n/a
12/31/2006	13.57	(0.08)	2.08	2.00	-	(1.21)	14.36	14.74	215	54	0.96	(0.58)	n/a	n/a
12/31/2005	12.48	(0.04)	1.13	1.09	-	-	13.57	8.73	158	65	0.95	(0.46)	n/a	n/a
03/05(a)-12/31/2004	12.21	(0.02)	0.29	0.27	-	-	12.48	2.21	7	93	0.96	(0.68)	0.98	(0.70)

JNL/Capital Guardian Global Balanced Fund

Class A
12/31/2008	$ 11.95	$ 0.25	$ (3.67)	$ (3.42)	$ (0.12)	$ (1.06)	$ 7.35	(28.29)%	$ 183,572	70%	1.01%	2.37%	n/a	n/a
12/31/2007	11.92	0.20	0.72	0.92	(0.14)	(0.75)	11.95	7.96	197,825	155	0.98	1.60	n/a	n/a
12/31/2006	11.03	0.18	1.01	1.19	(0.10)	(0.20)	11.92	10.79	162,743	62	1.02	1.55	n/a	n/a
12/31/2005	10.02	0.12	0.89	1.01	-	-	11.03	10.09	127,908	83	1.01	1.22	n/a	n/a
12/31/2004	9.27	0.12	0.75	0.87	(0.12)	-	10.02	9.42	104,564	164	1.03	1.25	1.04	1.24

Class B
12/31/2008	12.17	0.30	(3.78)	(3.48)	(0.13)	(1.06)	7.50	(28.22)	189	70	0.81	2.74	n/a	n/a
12/31/2007	12.07	0.23	0.74	0.97	(0.12)	(0.75)	12.17	8.24	290	155	0.78	1.78	n/a	n/a
12/31/2006	11.14	0.20	1.03	1.23	(0.10)	(0.20)	12.07	10.98	166	62	0.82	1.75	n/a	n/a
12/31/2005	10.10	0.14	0.90	1.04	-	-	11.14	10.31	131	83	0.81	1.42	n/a	n/a
03/05(a)-12/31/2004	9.52	0.06	0.58	0.64	(0.06)	-	10.10	6.78	2	164	0.77	1.38	0.78	1.37

JNL/Capital Guardian Global Diversified Research Fund

Class A
12/31/2008	26.67	0.44	(11.78)	(11.34)	-	-	15.33	(42.52)	163,107	96	1.09	2.04	n/a	n/a
12/31/2007	22.23	(0.03)	4.62	4.59	(0.15)	-	26.67	20.65	232,460	195	1.10	(0.11)	n/a	n/a
12/31/2006	19.68	0.07	2.55	2.62	(0.07)	-	22.23	13.31	160,207	116	1.10	0.35	n/a	n/a
12/31/2005	19.41	0.08	0.29	0.37	(0.10)	-	19.68	1.91	188,593	264	1.10	0.30	n/a	n/a
12/31/2004	17.43	0.10	1.88	1.98	-	-	19.41	11.36	217,952	296	1.11	0.58	1.21	0.48

Class B
12/31/2008	26.75	0.44	(11.78)	(11.34)	-	-	15.41	(42.39)	161	96	0.89	2.05	n/a	n/a
12/31/2007	22.39	0.01	4.65	4.66	(0.30)	-	26.75	20.87	133	195	0.90	0.05	n/a	n/a
12/31/2006	19.76	0.10	2.58	2.68	(0.05)	-	22.39	13.57	204	116	0.90	0.49	n/a	n/a
12/31/2005	19.45	0.12	0.29	0.41	(0.10)	-	19.76	2.12	122	264	0.89	0.51	n/a	n/a
03/05(a)-12/31/2004	18.37	0.11	0.97	1.08	-	-	19.45	5.88	1	296	0.84	1.02	0.94	0.92

JNL/Capital Guardian International Small Cap Fund

Class A
12/31/2008	9.87	0.14	(5.47)	(5.33)	(0.01)	-	4.53	(54.00)	44,755	53	1.31	1.88	n/a	n/a
12/03(a) - 12/31/2007	10.00	0.00	(0.13)	(0.13)	-	-	9.87	(1.30)	73,063	2	1.30	0.22	n/a	n/a

Class B
12/31/2008	9.88	0.14	(5.46)	(5.32)	(0.01)	-	4.55	(53.84)	80	53	1.11	2.01	n/a	n/a
12/03(a) - 12/31/2007	10.00	0.00	(0.12)	(0.12)	-	-	9.88	(1.20)	108	2	1.11	0.43	n/a	n/a

JNL/Capital Guardian U.S. Growth Equity Fund

Class A
12/31/2008	23.68	0.06	(9.75)	(9.69)	0.00	-	13.99	(40.92)	195,824	47	0.99	0.29	n/a	n/a
12/31/2007	21.58	0.00	2.10	2.10	-	-	23.68	9.73	226,712	190	1.00	(0.01)	n/a	n/a
12/31/2006	20.63	(0.01)	0.96	0.95	-	-	21.58	4.60	186,424	89	0.99	(0.07)	n/a	n/a
12/31/2005	19.71	(0.05)	0.97	0.92	-	-	20.63	4.67	216,007	77	0.99	(0.18)	n/a	n/a
12/31/2004	17.65	(0.02)	2.08	2.06	-	-	19.71	11.67	295,491	154	1.00	(0.09)	1.02	(0.11)

Class B
12/31/2008	23.88	0.09	(9.84)	(9.75)	(0.02)	-	14.11	(40.81)	157	47	0.79	0.47	n/a	n/a
12/31/2007	21.72	0.04	2.12	2.16	-	-	23.88	9.94	210	190	0.80	0.19	n/a	n/a
12/31/2006	20.71	0.02	0.99	1.01	-	-	21.72	4.88	173	89	0.80	0.12	n/a	n/a
12/31/2005	19.75	(0.01)	0.97	0.96	-	-	20.71	4.86	140	77	0.79	0.02	n/a	n/a
03/05(a)-12/31/2004	18.67	0.04	1.04	1.08	-	-	19.75	5.78	2	154	0.76	0.40	0.77	0.39

JNL/Credit Suisse Global Natural Resources Fund

Class A
12/31/2008	13.90	0.20	(7.35)	(7.15)	(0.01)	(0.43)	6.31	(51.30)	214,651	71	1.04	1.67	n/a	n/a
01/16(a) - 12/31/2007	10.00	0.07	3.83	3.90	-	-	13.90	39.00	388,379	51	1.05	0.57	n/a	n/a

Class B
12/31/2008	13.93	0.21	(7.36)	(7.15)	(0.02)	(0.43)	6.33	(51.18)	270	71	0.84	1.94	n/a	n/a
01/16(a) - 12/31/2007	10.00	0.12	3.81	3.93	-	-	13.93	39.30	302	51	0.85	0.96	n/a	n/a

JNL/Credit Suisse Long/Short Fund

Class A
12/31/2008	$ 10.85	$ 0.09	$ (4.22)	$ (4.13)	$ -	$ (0.61)	$ 6.11	(37.68)%	$ 41,879	455%	1.59%	0.98%	n/a	n/a
01/16(a) - 12/31/2007	10.00	(0.02)	0.87	0.85	-	-	10.85	8.50	68,632	240	2.26	(0.19)	n/a	n/a

Class B
12/31/2008	10.87	0.11	(4.23)	(4.12)	-	(0.61)	6.14	(37.51)	93	455	1.39	1.22	n/a	n/a
01/16(a) - 12/31/2007	10.00	0.00	0.87	0.87	-	-	10.87	8.70	117	240	2.07	(0.01)	n/a	n/a

JNL/Eagle Core Equity Fund

Class A
12/31/2008	14.53	0.16	(5.92)	(5.76)	(0.34)	(3.47)	4.96	(39.04)	42,644	57	0.96	1.35	n/a	n/a
12/31/2007	17.22	0.20	(0.12)	0.08	(0.35)	(2.42)	14.53	0.59	81,088	43	0.94	1.13	n/a	n/a
12/31/2006	15.33	0.15	1.74	1.89	0.00	-	17.22	12.35	177,972	109	0.96	0.92	n/a	n/a
12/31/2005	14.96	0.14	0.36	0.50	(0.13)	-	15.33	3.37	244,280	106	0.96	0.77	n/a	n/a
12/31/2004	14.17	0.11	0.79	0.90	(0.11)	-	14.96	6.32	357,978	101	0.96	0.85	1.00	0.81

Class B
12/31/2008	14.93	0.19	(6.09)	(5.90)	(0.40)	(3.47)	5.16	(38.93)	138	57	0.76	1.55	n/a	n/a
12/31/2007	17.35	0.25	(0.12)	0.13	(0.13)	(2.42)	14.93	0.84	220	43	0.74	1.41	n/a	n/a
12/31/2006	15.42	0.19	1.74	1.93	0.00	-	17.35	12.53	175	109	0.76	1.16	n/a	n/a
12/31/2005	15.02	0.17	0.36	0.53	(0.13)	-	15.42	3.56	140	106	0.76	0.97	n/a	n/a
03/05(a)-12/31/2004	14.68	0.07	0.34	0.41	(0.07)	-	15.02	2.81	20	101	0.76	1.33	0.80	1.29

JNL/Eagle SmallCap Equity Fund

Class A
12/31/2008	20.73	(0.04)	(7.93)	(7.97)	-	(0.85)	11.91	(38.34)	164,108	69	1.03	(0.25)	n/a	n/a
12/31/2007	22.19	(0.11)	2.65	2.54	-	(4.00)	20.73	12.14	231,713	81	1.03	(0.45)	n/a	n/a
12/31/2006	20.13	(0.15)	4.17	4.02	-	(1.96)	22.19	20.03	199,096	68	1.05	(0.67)	n/a	n/a
12/31/2005	19.97	(0.15)	0.66	0.51	-	(0.35)	20.13	2.52	159,471	57	1.06	(0.72)	n/a	n/a
12/31/2004	16.81	(0.12)	3.28	3.16	-	-	19.97	18.80	169,746	53	1.06	(0.76)	1.07	(0.77)

Class B
12/31/2008	20.96	(0.01)	(8.02)	(8.03)	-	(0.85)	12.08	(38.20)	183	69	0.83	(0.03)	n/a	n/a
12/31/2007	22.36	(0.06)	2.66	2.60	-	(4.00)	20.96	12.32	217	81	0.83	(0.24)	n/a	n/a
12/31/2006	20.22	(0.10)	4.20	4.10	-	(1.96)	22.36	20.34	245	68	0.85	(0.46)	n/a	n/a
12/31/2005	20.02	(0.11)	0.66	0.55	-	(0.35)	20.22	2.71	145	57	0.85	(0.51)	n/a	n/a
03/05(a)-12/31/2004	18.33	(0.04)	1.73	1.69	-	-	20.02	9.22	7	53	0.84	(0.53)	0.86	(0.55)

JNL/Franklin Templeton Founding Strategy Fund (h)

Class A
12/31/2008	10.09	0.00	(3.66)	(3.66)	(0.11)	0.00	6.32	(36.13)	580,801	14	0.06	(0.02)	n/a	n/a
01/16(a) - 12/31/2007	10.00	0.24	(0.15)	0.09	-	-	10.09	0.90	800,395	9	0.05	2.42	n/a	n/a

JNL/Franklin Templeton Global Growth Fund

Class A
12/31/2008	9.99	0.17	(4.24)	(4.07)	0.00	0.00	5.92	(40.72)	236,023	11	1.11	2.18	n/a	n/a
01/16(a) - 12/31/2007	10.00	0.11	(0.05)	0.06	(0.06)	(0.01)	9.99	0.63	318,542	3	1.10	1.15	n/a	n/a

Class B
12/31/2008	9.97	0.20	(4.24)	(4.04)	0.00	0.00	5.93	(40.50)	153	11	0.91	2.48	n/a	n/a
01/16(a) - 12/31/2007	10.00	0.16	(0.08)	0.08	(0.10)	(0.01)	9.97	0.82	211	3	0.90	1.58	n/a	n/a

JNL/Franklin Templeton Income Fund

Class A
12/31/2008	10.53	0.66	(3.79)	(3.13)	(0.01)	-	7.39	(29.74)	432,233	56	1.00	7.05	n/a	n/a
12/31/2007	10.70	0.60	(0.40)	0.20	(0.35)	(0.02)	10.53	1.85	549,659	21	1.02	5.45	n/a	n/a
05/01(a)-12/31/2006	10.00	0.34	0.64	0.98	(0.26)	(0.02)	10.70	9.78	64,653	43	1.10	4.85	n/a	n/a

Class B
12/31/2008	10.17	0.66	(3.66)	(3.00)	(0.01)	-	7.16	(29.51)	228	56	0.80	7.39	n/a	n/a
12/31/2007	10.63	0.59	(0.38)	0.21	(0.65)	(0.02)	10.17	1.96	170	21	0.83	5.37	n/a	n/a
05/01(a)-12/31/2006	10.00	0.35	0.65	1.00	(0.35)	(0.02)	10.63	10.01	114	43	0.90	5.06	n/a	n/a

JNL/Franklin Templeton Mutual Shares Fund

Class A
12/31/2008	$ 10.02	$ 0.14	$ (3.94)	$ (3.80)	$ -	$ (0.02)	$ 6.20	(37.90)%	$ 255,941	49%	1.08%	1.67%	n/a	n/a
01/16(a) - 12/31/2007	10.00	0.16	(0.14)	0.02	-	-	10.02	0.20	344,535	33	1.07	1.60	n/a	n/a

Class B
12/31/2008	10.03	0.17	(3.96)	(3.79)	-	(0.02)	6.22	(37.76)	170	49	0.88	2.13	n/a	n/a
01/16(a) - 12/31/2007	10.00	0.13	(0.10)	0.03	-	-	10.03	0.30	210	33	0.86	1.29	n/a	n/a

JNL/Franklin Templeton Small Cap Value Fund

Class A
12/31/2008	11.38	0.11	(3.97)	(3.86)	(0.10)	(0.86)	6.56	(33.23)	86,399	14	1.16	1.10	n/a	n/a
12/31/2007	12.86	0.11	(0.90)	(0.79)	(0.09)	(0.60)	11.38	(6.14)	100,289	26	1.16	0.80	n/a	n/a
12/31/2006	11.03	0.08	1.88	1.96	(0.02)	(0.11)	12.86	17.71	130,608	6	1.16	0.67	n/a	n/a
05/02(a)-12/31/2005	10.00	0.02	1.01	1.03	-	-	11.03	10.30	72,399	5	1.14	0.39	n/a	n/a

Class B
12/31/2008	11.35	0.13	(3.97)	(3.84)	(0.12)	(0.86)	6.53	(33.06)	139	14	0.96	1.33	n/a	n/a
12/31/2007	12.89	0.13	(0.89)	(0.76)	(0.18)	(0.60)	11.35	(5.89)	123	26	0.96	0.96	n/a	n/a
12/31/2006	11.04	0.11	1.87	1.98	(0.02)	(0.11)	12.89	17.93	239	6	0.95	0.88	n/a	n/a
05/02(a)-12/31/2005	10.00	0.03	1.01	1.04	-	-	11.04	10.40	139	5	0.96	0.57	n/a	n/a

JNL/Goldman Sachs Core Plus Bond Fund

Class A
12/31/2008	12.01	0.55	(1.18)	(0.63)	(0.48)	(0.19)	10.71	(5.17)	564,785	462	0.90	4.76	n/a	n/a
12/31/2007	11.60	0.57	0.23	0.80	(0.39)	-	12.01	6.91	614,033	186	0.91	4.79	n/a	n/a
12/31/2006	11.08	0.54	(0.01)	0.53	(0.01)	-	11.60	4.77	460,890	113	0.92	4.81	n/a	n/a
12/31/2005	11.47	0.44	(0.14)	0.30	(0.48)	(0.21)	11.08	2.62	338,943	97	0.93	4.44	n/a	n/a
12/31/2004	11.40	0.56	0.23	0.79	(0.53)	(0.19)	11.47	6.91	236,706	74	0.94	4.63	n/a	n/a

Class B
12/31/2008	12.13	0.58	(1.19)	(0.61)	(0.50)	(0.19)	10.83	(4.94)	197	462	0.70	4.95	n/a	n/a
12/31/2007	12.05	0.61	0.25	0.86	(0.78)	-	12.13	7.18	171	186	0.71	4.99	n/a	n/a
12/31/2006	11.49	0.58	(0.01)	0.57	(0.01)	-	12.05	4.94	259	113	0.72	5.01	n/a	n/a
12/31/2005	11.84	0.48	(0.14)	0.34	(0.48)	(0.21)	11.49	2.87	171	97	0.73	4.64	n/a	n/a
03/05(a)-12/31/2004	11.60	0.20	0.41	0.61	(0.18)	(0.19)	11.84	5.20	8	74	0.72	4.87	n/a	n/a

JNL/Goldman Sachs Emerging Markets Debt Fund

Class A
10/06(a)-12/31/2008	10.00	0.09	(0.42)	(0.33)	-	-	9.67	(3.30)	28,973	44	1.11	3.92	n/a	n/a

Class B
10/06(a)-12/31/2008	10.00	0.09	(0.42)	(0.33)	-	-	9.67	(3.30)	97	44	0.91	4.06	n/a	n/a

JNL/Goldman Sachs Mid Cap Value Fund

Class A
12/31/2008	12.82	0.09	(4.82)	(4.73)	(0.11)	(1.47)	6.51	(36.09)	134,460	98	1.04	0.83	n/a	n/a
12/31/2007	12.96	0.14	0.22	0.36	(0.08)	(0.42)	12.82	2.80	169,388	117	1.03	1.01	n/a	n/a
12/31/2006	11.39	0.11	1.68	1.79	(0.04)	(0.18)	12.96	15.73	144,432	47	1.05	0.90	n/a	n/a
05/02(a)-12/31/2005	10.00	0.06	1.33	1.39	-	-	11.39	13.90	85,789	34	1.06	1.02	n/a	n/a

Class B
12/31/2008	12.83	0.12	(4.85)	(4.73)	(0.13)	(1.47)	6.50	(36.03)	244	98	0.84	1.11	n/a	n/a
12/31/2007	12.99	0.16	0.22	0.38	(0.12)	(0.42)	12.83	2.97	210	117	0.83	1.16	n/a	n/a
12/31/2006	11.40	0.13	1.70	1.83	(0.06)	(0.18)	12.99	16.06	206	47	0.85	1.09	n/a	n/a
05/02(a)-12/31/2005	10.00	0.07	1.33	1.40	-	-	11.40	14.00	151	34	0.86	1.22	n/a	n/a

JNL/Goldman Sachs Short Duration Bond Fund

Class A
12/31/2008	10.49	0.40	(1.04)	(0.64)	(0.45)	(0.04)	9.36	(5.97)	295,409	134	0.74	3.86	n/a	n/a
12/31/2007	10.31	0.49	0.01	0.50	(0.32)	-	10.49	4.82	311,237	73	0.75	4.62	n/a	n/a
05/01(a)-12/31/2006	10.00	0.31	0.00	0.31	-	-	10.31	3.10	327,071	109	0.74	4.52	n/a	n/a

Class B
12/31/2008	10.53	0.42	(1.03)	(0.61)	(0.47)	(0.04)	9.41	(5.66)	50	134	0.54	4.05	n/a	n/a
12/31/2007	10.33	0.50	0.01	0.51	(0.31)	-	10.53	4.95	118	73	0.55	4.74	n/a	n/a
05/01(a)-12/31/2006	10.00	0.32	0.01	0.33	-	-	10.33	3.30	103	109	0.54	4.72	n/a	n/a

JNL/JPMorgan International Value Fund

Class A
12/31/2008	$ 14.35	$ 0.38	$ (6.85)	$ (6.47)	$ (0.25)	$ (1.91)	$ 5.72	(44.49)%	$ 346,379	90%	1.01%	3.40%	n/a	n/a
12/31/2007	14.02	0.27	1.36	1.63	(0.17)	(1.13)	14.35	11.97	727,077	98	1.01	1.81	n/a	n/a
12/31/2006	10.94	0.26	3.23	3.49	(0.08)	(0.33)	14.02	31.98	485,663	83	1.04	2.09	n/a	n/a
12/31/2005	9.29	0.13	1.59	1.72	(0.01)	(0.06)	10.94	18.57	234,118	72	1.08	1.63	n/a	n/a
12/31/2004	7.65	0.07	1.65	1.72	(0.08)	-	9.29	22.54	82,081	90	1.13	1.14	n/a	n/a

Class B
12/31/2008	14.57	0.39	(6.95)	(6.56)	(0.28)	(1.91)	5.82	(44.44)	458	90	0.81	3.55	n/a	n/a
12/31/2007	14.23	0.31	1.38	1.69	(0.22)	(1.13)	14.57	12.23	467	98	0.81	2.01	n/a	n/a
12/31/2006	11.07	0.28	3.29	3.57	(0.08)	(0.33)	14.23	32.27	390	83	0.84	2.14	n/a	n/a
12/31/2005	9.37	0.15	1.62	1.77	(0.01)	(0.06)	11.07	18.90	165	72	0.87	1.84	n/a	n/a
03/05(a)-12/31/2004	8.17	0.03	1.18	1.21	(0.01)	-	9.37	14.85	5	90	0.93	1.36	n/a	n/a

JNL/JPMorgan Midcap Growth Fund

Class A
12/31/2008	20.07	(0.05)	(8.87)	(8.92)	-	-	11.15	(44.44)	91,958	105	1.02	(0.30)	n/a	n/a
12/31/2007	18.59	(0.03)	1.51	1.48	-	-	20.07	7.96	184,228	184	1.01	(0.16)	n/a	n/a
12/31/2006	16.59	(0.01)	2.01	2.00	-	-	18.59	12.06	221,504	151	1.01	(0.07)	n/a	n/a
12/31/2005	15.67	(0.02)	0.99	0.97	(0.05)	-	16.59	6.16	217,173	149	1.01	(0.11)	n/a	n/a
12/31/2004	13.28	0.05	2.34	2.39	-	-	15.67	18.00	210,402	232	1.02	0.39	1.04	0.37

Class B
12/31/2008	20.22	(0.01)	(8.95)	(8.96)	-	-	11.26	(44.31)	158	105	0.82	(0.08)	n/a	n/a
12/31/2007	18.70	0.01	1.51	1.52	-	-	20.22	8.13	234	184	0.81	0.03	n/a	n/a
12/31/2006	16.65	0.02	2.03	2.05	-	-	18.70	12.31	163	151	0.81	0.14	n/a	n/a
12/31/2005	15.70	0.01	0.99	1.00	(0.05)	-	16.65	6.34	128	149	0.80	0.10	n/a	n/a
03/05(a)-12/31/2004	13.97	0.05	1.68	1.73	-	-	15.70	12.38	3	232	0.78	0.97	0.80	0.95

JNL/JPMorgan U.S. Government & Quality Bond Fund

Class A
12/31/2008	11.74	0.49	0.27	0.76	(0.25)	-	12.25	6.53	680,849	14	0.76	4.06	n/a	n/a
12/31/2007	11.43	0.53	0.20	0.73	(0.42)	-	11.74	6.38	265,662	57	0.78	4.51	n/a	n/a
12/31/2006	11.07	0.46	(0.10)	0.36	-	-	11.43	3.25	235,088	114	0.79	4.16	n/a	n/a
12/31/2005	11.31	0.41	(0.14)	0.27	(0.41)	(0.10)	11.07	2.35	214,590	39	0.79	3.76	n/a	n/a
12/31/2004	11.47	0.54	(0.10)	0.44	(0.53)	(0.07)	11.31	3.85	197,863	65	0.79	3.92	n/a	n/a

Class B
12/31/2008	12.16	0.51	0.30	0.81	(0.26)	-	12.71	6.73	897	14	0.56	4.11	n/a	n/a
12/31/2007	11.89	0.57	0.22	0.79	(0.52)	-	12.16	6.64	138	57	0.58	4.71	n/a	n/a
12/31/2006	11.50	0.50	(0.11)	0.39	-	-	11.89	3.39	140	114	0.59	4.36	n/a	n/a
12/31/2005	11.71	0.44	(0.14)	0.30	(0.41)	(0.10)	11.50	2.53	121	39	0.59	3.96	n/a	n/a
03/05(a)-12/31/2004	11.75	0.16	0.02	0.18	(0.15)	(0.07)	11.71	1.54	13	65	0.61	4.22	n/a	n/a

JNL/Lazard Emerging Markets Fund

Class A
12/31/2008	14.47	0.38	(7.64)	(7.26)	(0.08)	(1.25)	5.88	(50.05)	211,608	64	1.28	3.21	n/a	n/a
12/31/2007	10.99	0.18	3.32	3.50	(0.02)	-	14.47	31.81	411,866	53	1.29	1.37	n/a	n/a
05/01(a)-12/31/2006	10.00	0.10	0.89	0.99	-	-	10.99	9.90	88,626	28	1.35	1.52	n/a	n/a

Class B
12/31/2008	14.49	0.37	(7.63)	(7.26)	(0.09)	(1.25)	5.89	(49.94)	236	64	1.08	3.28	n/a	n/a
12/31/2007	11.00	0.21	3.32	3.53	(0.04)	-	14.49	32.12	347	53	1.09	1.63	n/a	n/a
05/01(a)-12/31/2006	10.00	0.11	0.89	1.00	-	-	11.00	10.00	150	28	1.16	1.69	n/a	n/a

JNL/Lazard Mid Cap Equity Fund

Class A
12/31/2008	$ 11.47	$ 0.15	$ (4.62)	$ (4.47)	$ (0.13)	$ (0.05)	$ 6.82	(38.96)%	$ 125,184	81%	1.02%	1.50%	n/a	n/a
12/31/2007	14.08	0.11	(0.50)	(0.39)	(0.08)	(2.14)	11.47	(2.61)	243,429	84	1.02	0.71	n/a	n/a
12/31/2006	13.54	0.07	1.89	1.96	(0.07)	(1.35)	14.08	14.56	217,646	70	1.03	0.50	n/a	n/a
12/31/2005	14.66	0.07	1.24	1.31	(0.06)	(2.37)	13.54	8.81	228,735	85	1.03	0.49	n/a	n/a
12/31/2004	13.16	0.02	3.21	3.23	(0.02)	(1.71)	14.66	24.72	222,542	101	1.08	0.20	1.13	0.15

Class B
12/31/2008	11.62	0.17	(4.69)	(4.52)	(0.15)	(0.05)	6.90	(38.88)	2,108	81	0.82	1.70	n/a	n/a
12/31/2007	14.23	0.14	(0.51)	(0.37)	(0.10)	(2.14)	11.62	(2.44)	3,683	84	0.82	0.92	n/a	n/a
12/31/2006	13.61	0.10	1.90	2.00	(0.03)	(1.35)	14.23	14.77	3,093	70	0.83	0.68	n/a	n/a
12/31/2005	14.70	0.10	1.24	1.34	(0.06)	(2.37)	13.61	8.99	253	85	0.83	0.69	n/a	n/a
03/05(a)-12/31/2004	14.28	0.02	2.13	2.15	(0.02)	(1.71)	14.70	15.20	29	101	0.88	0.45	0.93	0.40

JNL/Lazard Small Cap Equity Fund

Class A
12/31/2008	10.31	0.01	(4.00)	(3.99)	-	(0.21)	6.11	(38.68)	71,469	149	1.06	0.13	n/a	n/a
12/31/2007	12.27	0.04	(0.88)	(0.84)	(0.02)	(1.10)	10.31	(6.81)	133,109	106	1.06	0.31	n/a	n/a
12/31/2006	12.77	0.00	2.13	2.13	-	(2.63)	12.27	16.80	154,450	96	1.06	0.03	n/a	n/a
12/31/2005	13.81	(0.01)	0.67	0.66	-	(1.70)	12.77	4.65	197,826	99	1.06	(0.07)	n/a	n/a
12/31/2004	13.05	(0.02)	2.03	2.01	(0.01)	(1.24)	13.81	15.38	218,851	105	1.12	(0.20)	1.18	(0.26)

Class B
12/31/2008	10.40	0.03	(4.04)	(4.01)	-	(0.21)	6.18	(38.53)	159	149	0.86	0.38	n/a	n/a
12/31/2007	12.38	0.06	(0.88)	(0.82)	(0.06)	(1.10)	10.40	(6.63)	215	106	0.86	0.50	n/a	n/a
12/31/2006	12.83	0.04	2.14	2.18	-	(2.63)	12.38	17.12	291	96	0.86	0.26	n/a	n/a
12/31/2005	13.84	0.01	0.68	0.69	-	(1.70)	12.83	4.85	228	99	0.86	0.13	n/a	n/a
03/05(a)-12/31/2004	13.92	0.00	1.16	1.16	-	(1.24)	13.84	8.34	27	105	0.92	(0.10)	0.98	(0.16)

JNL/M&G Global Basics Fund

Class A
10/06(a)-12/31/2008	10.00	-	(1.58)	(1.58)	-	-	8.42	(15.80)	4,703	10	1.24	(0.03)	n/a	n/a

Class B
10/06(a)-12/31/2008	10.00	-	(1.57)	(1.57)	-	-	8.43	(15.70)	84	10	1.04	0.17	n/a	n/a

JNL/M&G Global Leaders Fund

Class A
10/06(a)-12/31/2008	10.00	0.02	(1.66)	(1.64)	(0.01)	-	8.35	(16.43)	4,501	34	1.23	0.82	n/a	n/a

Class B
10/06(a)-12/31/2008	10.00	0.02	(1.66)	(1.64)	(0.01)	-	8.35	(16.40)	84	34	1.03	1.03	n/a	n/a

JNL/Mellon Capital Management 10 X 10 Fund (h)

Class A
12/31/2008	9.92	0.25	(3.85)	(3.60)	(0.07)	(0.06)	6.19	(36.25)	100,370	20	0.06	3.11	n/a	n/a
04/30(a) - 12/31/2007	10.00	0.21	(0.29)	(0.08)	-	-	9.92	(0.80)	57,683	60	0.06	3.14	n/a	n/a

JNL/Mellon Capital Management Index 5 Fund (h)

Class A
12/31/2008	10.00	0.30	(3.30)	(3.00)	(0.07)	(0.10)	6.83	(29.87)	60,409	23	0.06	3.49	n/a	n/a
04/30(a) - 12/31/2007	10.00	0.36	(0.36)	-	-	-	10.00	0.00	29,922	32	0.06	5.34	n/a	n/a

JNL/Mellon Capital Management European 30 Fund

Class A
10/06(a)-12/31/2008	10.00	0.04	(1.41)	(1.37)	(0.04)	-	8.59	(13.74)	2,055	0	0.84	2.26	n/a	n/a

Class B
10/06(a)-12/31/2008	10.00	0.05	(1.42)	(1.37)	(0.04)	-	8.59	13.71	86	0	0.64	2.45	n/a	n/a

JNL/Mellon Capital Management Pacific Rim 30 Fund

Class A
10/06(a)-12/31/2008	10.00	0.02	(0.42)	(0.40)	-	-	9.60	(4.00)	3,299	0	0.82	0.78	n/a	n/a

Class B
10/06(a)-12/31/2008	10.00	0.02	(0.42)	(0.40)	-	-	9.60	(4.00)	98	0	0.62	0.99	n/a	n/a

JNL/Mellon Capital Management S&P 500 Index Fund

Class A
12/31/2008	$ 12.36	$ 0.19	$ (4.84)	$ (4.65)	$ (0.17)	$ -	$ 7.54	(37.64)%	$ 457,126	7%	0.60%	1.80%	n/a	n/a
12/31/2007	12.06	0.18	0.40	0.58	(0.16)	(0.12)	12.36	4.90	656,286	3	0.59	1.45	n/a	n/a
12/31/2006	10.68	0.16	1.45	1.61	(0.15)	(0.08)	12.06	15.08	559,179	1	0.60	1.42	n/a	n/a
12/31/2005	10.66	0.13	0.34	0.47	(0.12)	(0.33)	10.68	4.37	427,375	14	0.61	1.30	n/a	n/a
12/31/2004	9.84	0.12	0.87	0.99	(0.12)	(0.05)	10.66	10.06	361,845	7	0.60	1.49	n/a	n/a

Class B
12/31/2008	12.57	0.21	(4.93)	(4.72)	(0.19)	-	7.66	(37.57)	8,916	7	0.40	2.01	n/a	n/a
12/31/2007	12.27	0.21	0.41	0.62	(0.20)	(0.12)	12.57	5.14	10,797	3	0.39	1.65	n/a	n/a
12/31/2006	10.76	0.21	1.44	1.65	(0.06)	(0.08)	12.27	15.29	9,547	1	0.40	1.74	n/a	n/a
12/31/2005	10.72	0.15	0.34	0.49	(0.12)	(0.33)	10.76	4.54	537	14	0.41	1.50	n/a	n/a
03/05(a)-12/31/2004	10.25	0.09	0.52	0.61	(0.09)	(0.05)	10.72	5.91	239	7	0.40	2.07	n/a	n/a

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

Class A
12/31/2008	14.78	0.17	(5.75)	(5.58)	(0.13)	(0.90)	8.17	(37.58)	284,426	30	0.61	1.35	n/a	n/a
12/31/2007	14.96	0.17	0.93	1.10	(0.05)	(1.23)	14.78	7.45	464,641	25	0.60	1.06	n/a	n/a
12/31/2006	14.21	0.14	1.24	1.38	(0.13)	(0.50)	14.96	9.69	381,163	10	0.61	0.97	n/a	n/a
12/31/2005	13.28	0.09	1.51	1.60	(0.10)	(0.57)	14.21	11.98	288,486	15	0.61	0.82	n/a	n/a
12/31/2004	11.47	0.06	1.75	1.81	-	-	13.28	15.79	198,751	14	0.60	0.62	n/a	n/a

Class B
12/31/2008	14.95	0.20	(5.83)	(5.63)	(0.16)	(0.90)	8.26	(37.51)	2,613	30	0.41	1.55	n/a	n/a
12/31/2007	15.07	0.21	0.94	1.15	(0.04)	(1.23)	14.95	7.69	3,470	25	0.40	1.27	n/a	n/a
12/31/2006	14.22	0.19	1.22	1.41	(0.06)	(0.50)	15.07	9.91	2,804	10	0.41	1.26	n/a	n/a
12/31/2005	13.27	0.11	1.51	1.62	(0.10)	(0.57)	14.22	12.14	245	15	0.41	1.02	n/a	n/a
03/05(a)-12/31/2004	12.28	0.05	0.98	1.03	(0.04)	-	13.27	8.42	90	14	0.40	0.84	n/a	n/a

JNL/Mellon Capital Management Small Cap Index Fund

Class A
12/31/2008	13.53	0.11	(4.87)	(4.76)	(0.15)	(0.65)	7.97	(35.01)	241,444	29	0.61	0.96	n/a	n/a
12/31/2007	14.79	0.18	(0.51)	(0.33)	(0.04)	(0.89)	13.53	(2.11)	361,126	21	0.60	1.21	n/a	n/a
12/31/2006	13.44	0.15	2.19	2.34	(0.12)	(0.87)	14.79	17.49	339,124	17	0.60	1.02	n/a	n/a
12/31/2005	13.43	0.08	0.49	0.57	(0.09)	(0.47)	13.44	4.22	237,460	16	0.60	0.84	n/a	n/a
12/31/2004	11.46	0.07	1.93	2.00	-	(0.03)	13.43	17.42	173,822	18	0.60	0.81	n/a	n/a

Class B
12/31/2008	13.66	0.14	(4.92)	(4.78)	(0.18)	(0.65)	8.05	(34.83)	2,299	29	0.41	1.17	n/a	n/a
12/31/2007	14.86	0.21	(0.50)	(0.29)	(0.02)	(0.89)	13.66	(1.84)	2,771	21	0.40	1.41	n/a	n/a
12/31/2006	13.42	0.20	2.16	2.36	(0.05)	(0.87)	14.86	17.66	2,714	17	0.40	1.33	n/a	n/a
12/31/2005	13.39	0.10	0.49	0.59	(0.09)	(0.47)	13.42	4.38	248	16	0.40	1.04	n/a	n/a
03/05(a)-12/31/2004	12.33	0.06	1.08	1.14	(0.05)	(0.03)	13.39	9.24	85	18	0.40	1.25	n/a	n/a

JNL/Mellon Capital Management International Index Fund

Class A
12/31/2008	17.55	0.47	(8.00)	(7.53)	(0.30)	(0.31)	9.41	(42.92)	369,368	15	0.65	3.31	n/a	n/a
12/31/2007	16.54	0.40	1.29	1.69	(0.45)	(0.23)	17.55	10.39	645,505	5	0.65	2.23	n/a	n/a
12/31/2006	13.59	0.32	3.15	3.47	(0.37)	(0.15)	16.54	25.58	497,487	2	0.66	2.11	n/a	n/a
12/31/2005	13.67	0.29	1.53	1.82	(0.27)	(1.63)	13.59	13.31	294,677	43	0.66	2.08	n/a	n/a
12/31/2004	11.45	0.16	2.07	2.23	(0.01)	-	13.67	19.49	298,098	3	0.66	1.83	n/a	n/a

Class B
12/31/2008	18.04	0.52	(8.24)	(7.72)	(0.33)	(0.31)	9.68	(42.82)	6,256	15	0.45	3.55	n/a	n/a
12/31/2007	16.88	0.44	1.32	1.76	(0.37)	(0.23)	18.04	10.56	10,527	5	0.45	2.43	n/a	n/a
12/31/2006	13.60	0.22	3.30	3.52	(0.09)	(0.15)	16.88	25.93	5,982	2	0.47	1.40	n/a	n/a
12/31/2005	13.66	0.31	1.53	1.84	(0.27)	(1.63)	13.60	13.46	374	43	0.46	2.28	n/a	n/a
03/05(a)-12/31/2004	12.05	0.05	1.62	1.67	(0.06)	-	13.66	13.85	50	3	0.46	1.19	n/a	n/a

JNL/Mellon Capital Management Bond Index Fund

Class A
12/31/2008	$ 11.16	$ 0.52	$ (0.10)	$ 0.42	$ (0.51)	$ -	$ 11.07	3.79%	$ 379,239	51%	0.61%	4.60%	n/a	n/a
12/31/2007	10.92	0.52	0.18	0.70	(0.46)	-	11.16	6.43	349,683	45	0.60	4.68	n/a	n/a
12/31/2006	10.75	0.48	(0.09)	0.39	(0.22)	-	10.92	3.64	247,489	65	0.61	4.42	n/a	n/a
12/31/2005	10.83	0.18	0.02	0.20	(0.22)	(0.06)	10.75	1.85	180,542	361	0.61	3.46	n/a	n/a
12/31/2004	10.47	0.35	0.04	0.39	(0.03)	-	10.83	3.74	116,440	215	0.61	3.31	n/a	n/a

Class B
12/31/2008	11.44	0.56	(0.11)	0.45	(0.53)	-	11.36	3.98	1,596	51	0.41	4.81	n/a	n/a
12/31/2007	11.05	0.55	0.19	0.74	(0.35)	-	11.44	6.68	906	45	0.41	4.88	n/a	n/a
12/31/2006	10.70	0.50	(0.09)	0.41	(0.06)	-	11.05	3.85	692	65	0.41	4.65	n/a	n/a
12/31/2005	10.76	0.20	0.02	0.22	(0.22)	(0.06)	10.70	2.04	147	361	0.41	3.66	n/a	n/a
03/05(a)-12/31/2004	10.73	0.12	0.02	0.14	(0.11)	-	10.76	1.35	17	215	0.41	3.38	n/a	n/a

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

Class A
12/31/2008	8.75	0.12	(3.46)	(3.34)	(0.11)	(0.85)	4.45	(37.81)	49,348	81	0.81	1.70	n/a	n/a
12/31/2007	8.78	0.10	0.23	0.33	(0.08)	(0.28)	8.75	3.76	89,477	54	0.79	1.12	n/a	n/a
12/31/2006	8.32	0.10	1.30	1.40	(0.12)	(0.82)	8.78	16.84	77,608	43	0.80	1.15	n/a	n/a
12/31/2005	8.80	0.05	0.33	0.38	(0.27)	(0.59)	8.32	4.24	62,053	46	0.80	0.96	n/a	n/a
12/31/2004	7.93	0.07	0.82	0.89	(0.02)	-	8.80	11.27	181,444	67	0.78	1.17	0.78	1.17

Class B
12/31/2008	8.71	0.14	(3.45)	(3.31)	(0.13)	(0.85)	4.42	(37.63)	153	81	0.61	1.91	n/a	n/a
12/31/2007	8.82	0.12	0.21	0.33	(0.16)	(0.28)	8.71	3.82	156	54	0.59	1.27	n/a	n/a
12/31/2006	8.28	0.12	1.29	1.41	(0.05)	(0.82)	8.82	17.06	243	43	0.60	1.35	n/a	n/a
12/31/2005	8.73	0.08	0.33	0.41	(0.27)	(0.59)	8.28	4.63	179	46	0.61	1.15	n/a	n/a
03/05(a)-12/31/2004	8.24	0.08	0.48	0.56	(0.07)	-	8.73	6.85	4	67	0.58	1.55	0.58	1.55

JNL/Oppenheimer Global Growth Fund

Class A
12/31/2008	14.97	0.21	(6.42)	(6.21)	(0.17)	(1.59)	7.00	(40.86)	176,084	22	1.06	1.71	n/a	n/a
12/31/2007	15.25	0.13	0.81	0.94	(0.12)	(1.10)	14.97	6.33	372,934	31	1.05	0.79	n/a	n/a
12/31/2006	13.53	0.08	2.21	2.29	(0.07)	(0.50)	15.25	16.96	349,246	30	1.06	0.58	n/a	n/a
12/31/2005	11.92	0.08	1.56	1.64	(0.03)	-	13.53	13.74	289,390	27	1.06	0.74	n/a	n/a
12/31/2004	10.12	0.03	1.78	1.81	(0.01)	-	11.92	17.93	235,047	18	1.06	0.56	n/a	n/a

Class B
12/31/2008	15.11	0.22	(6.46)	(6.24)	(0.21)	(1.59)	7.07	(40.69)	340	22	0.86	1.82	n/a	n/a
12/31/2007	15.35	0.17	0.81	0.98	(0.12)	(1.10)	15.11	6.56	397	31	0.85	1.02	n/a	n/a
12/31/2006	13.57	0.11	2.22	2.33	(0.05)	(0.50)	15.35	17.21	386	30	0.86	0.72	n/a	n/a
12/31/2005	11.93	0.11	1.56	1.67	(0.03)	-	13.57	13.98	204	27	0.86	0.94	n/a	n/a
03/05(a)-12/31/2004	10.71	0.03	1.21	1.24	(0.02)	-	11.93	11.60	24	18	0.86	0.59	n/a	n/a

JNL/PAM Asia ex-Japan Fund

Class A
12/31/2008	9.80	0.12	(5.03)	(4.91)	(0.09)	-	4.80	(50.09)	7,727	132	1.29	1.66	n/a	n/a
12/03(a) - 12/31/2007	10.00	(0.01)	(0.19)	(0.20)	-	-	9.80	(2.00)	11,747	0	1.30	(0.67)	n/a	n/a

Class B
12/31/2008	9.80	0.13	(5.02)	(4.89)	(0.11)	-	4.80	(49.92)	57	132	1.09	1.73	n/a	n/a
12/03(a) - 12/31/2007	10.00	0.00	(0.20)	(0.20)	-	-	9.80	(2.00)	98	0	1.10	(0.47)	n/a	n/a

JNL/PAM China-India Fund

Class A
12/31/2008	9.98	0.03	(5.78)	(5.75)	-	-	4.23	(57.62)	25,987	188	1.41	0.51	n/a	n/a
12/03(a) - 12/31/2007	10.00	(0.01)	(0.01)	(0.02)	-	-	9.98	(0.20)	4,888	0	1.40	(0.93)	n/a	n/a

Class B
12/31/2008	9.98	0.03	(5.77)	(5.74)	-	-	4.24	(57.52)	68	188	1.21	0.52	n/a	n/a
12/03(a) - 12/31/2007	10.00	(0.01)	(0.01)	(0.02)	-	-	9.98	(0.20)	100	0	1.20	(0.74)	n/a	n/a

JNL/PIMCO Real Return Fund

Class A
12/31/2008	$ 11.09	$ 0.39	$ (0.82)	$ (0.43)	$ (0.16)	$ (0.40)	$ 10.10	(3.73)%	$ 663,938	2,289%	0.81%	3.44%	n/a	n/a
01/16(a) - 12/31/2007	10.00	0.43	0.66	1.09	-	-	11.09	10.90	397,393	1,215	0.80	4.27	n/a	n/a

Class B
12/31/2008	11.11	0.41	(0.82)	(0.41)	(0.17)	(0.40)	10.13	(3.57)	350	2,289	0.61	3.63	n/a	n/a
01/16(a) - 12/31/2007	10.00	0.32	0.79	1.11	-	-	11.11	11.10	126	1,215	0.60	3.20	n/a	n/a

JNL/PIMCO Total Return Bond Fund

Class A
12/31/2008	12.04	0.51	(0.48)	0.03	(0.53)	(0.47)	11.07	0.40	1,325,740	660	0.81	4.22	n/a	n/a
12/31/2007	11.66	0.54	0.42	0.96	(0.56)	(0.02)	12.04	8.25	1,037,811	119	0.80	4.54	n/a	n/a
12/31/2006	11.70	0.50	(0.10)	0.40	(0.44)	0.00	11.66	3.38	760,176	63	0.81	4.20	n/a	n/a
12/31/2005	11.96	0.27	0.02	0.29	(0.33)	(0.22)	11.70	2.40	571,892	183	0.81	3.15	n/a	n/a
12/31/2004	11.76	0.17	0.36	0.53	(0.20)	(0.13)	11.96	4.45	390,124	163	0.81	1.72	n/a	n/a

Class B
12/31/2008	12.64	0.56	(0.51)	0.05	(0.55)	(0.47)	11.67	0.57	9,891	660	0.61	4.40	n/a	n/a
12/31/2007	12.22	0.59	0.45	1.04	(0.60)	(0.02)	12.64	8.53	8,145	119	0.61	4.74	n/a	n/a
12/31/2006	11.91	0.55	(0.13)	0.42	(0.11)	0.00	12.22	3.57	6,953	63	0.60	4.51	n/a	n/a
12/31/2005	12.15	0.29	0.02	0.31	(0.33)	(0.22)	11.91	2.52	174	183	0.60	3.36	n/a	n/a
03/05(a)-12/31/2004	12.02	0.08	0.22	0.30	(0.04)	(0.13)	12.15	2.46	30	163	0.61	3.09	n/a	n/a

JNL/PPM America Core Equity Fund

Class A
12/31/2008	21.00	0.33	(8.84)	(8.51)	(0.03)	-	12.46	(40.50)	100,140	48	0.96	1.96	n/a	n/a
12/31/2007	22.73	0.06	(1.71)	(1.65)	(0.08)	-	21.00	(7.25)	129,957	184	0.98	0.25	n/a	n/a
12/31/2006	20.06	0.07	2.69	2.76	(0.09)	-	22.73	13.75	143,203	105	0.98	0.34	n/a	n/a
12/31/2005	18.59	0.07	1.56	1.63	(0.16)	-	20.06	8.75	161,881	135	0.98	0.37	n/a	n/a
12/31/2004	16.54	0.20	1.96	2.16	(0.11)	-	18.59	13.04	149,669	91	0.99	0.95	1.06	0.88

Class B
12/31/2008	21.12	0.37	(8.90)	(8.53)	(0.06)	-	12.53	(40.38)	91	48	0.76	2.13	n/a	n/a
12/31/2007	22.84	0.10	(1.71)	(1.61)	(0.11)	-	21.12	(7.07)	145	184	0.78	0.43	n/a	n/a
12/31/2006	20.10	0.11	2.70	2.81	(0.07)	-	22.84	14.00	148	105	0.78	0.53	n/a	n/a
12/31/2005	18.59	0.11	1.56	1.67	(0.16)	-	20.10	8.96	124	135	0.78	0.57	n/a	n/a
03/05(a)-12/31/2004	17.26	0.15	1.32	1.47	(0.14)	-	18.59	8.55	11	91	0.78	2.15	0.85	2.08

JNL/PPM America High Yield Bond Fund

Class A
12/31/2008	7.43	0.59	(2.93)	(2.34)	(0.63)	-	4.46	(30.75)	188,010	78	0.79	8.82	n/a	n/a
12/31/2007	8.22	0.66	(0.75)	(0.09)	(0.70)	-	7.43	(1.10)	303,282	95	0.78	7.92	n/a	n/a
12/31/2006	7.95	0.62	0.21	0.83	(0.56)	-	8.22	10.51	365,753	62	0.80	7.49	n/a	n/a
12/31/2005	8.51	0.62	(0.48)	0.14	(0.62)	(0.08)	7.95	1.69	276,421	33	0.81	7.39	n/a	n/a
12/31/2004	8.03	0.17	0.49	0.66	(0.18)	-	8.51	8.22	284,949	149	0.83	6.97	n/a	n/a

Class B
12/31/2008	8.02	0.65	(3.17)	(2.52)	(0.64)	-	4.86	(30.65)	3,280	78	0.59	9.09	n/a	n/a
12/31/2007	8.81	0.72	(0.79)	(0.07)	(0.72)	-	8.02	(0.79)	3,999	95	0.58	8.12	n/a	n/a
12/31/2006	8.12	0.66	0.21	0.87	(0.18)	-	8.81	10.72	4,443	62	0.59	7.60	n/a	n/a
12/31/2005	8.66	0.64	(0.48)	0.16	(0.62)	(0.08)	8.12	1.89	214	33	0.60	7.60	n/a	n/a
03/05(a)-12/31/2004	8.15	0.14	0.41	0.55	(0.04)	-	8.66	6.84	13	149	0.63	7.20	n/a	n/a

JNL/PPM America Mid Cap Value Fund

Class A
03/31(a)-12/31/2008	10.00	0.07	(4.37)	(4.30)	(0.08)	-	5.62	(43.00)	5,011	154	1.06	1.05	n/a	n/a

Class B
03/31(a)-12/31/2008	10.00	0.08	(4.38)	(4.30)	(0.09)	-	5.61	(42.94)	58	154	0.86	1.28	n/a	n/a

JNL/PPM America Small Cap Value Fund

Class A
03/31(a)-12/31/2008	$ 10.00	$ 0.06	$ (3.75)	$ (3.69)	$ (0.04)	$ -	$ 6.27	(36.85)%	$ 8,356	66%	1.06%	1.02%	n/a	n/a

Class B
03/31(a)-12/31/2008	10.00	0.07	(3.75)	(3.68)	(0.05)	-	6.27	(36.75)	87	66	0.86	1.15	n/a	n/a

JNL/PPM America Value Equity Fund

Class A
12/31/2008	19.15	0.35	(9.54)	(9.19)	(0.39)	(2.00)	7.57	(47.21)	87,770	96	0.86	2.28	n/a	n/a
12/31/2007	20.44	0.33	(1.48)	(1.15)	(0.14)	-	19.15	(5.63)	219,654	86	0.86	1.55	n/a	n/a
12/31/2006	18.09	0.17	2.19	2.36	(0.01)	-	20.44	13.03	165,734	145	0.97	0.92	n/a	n/a
12/31/2005	17.42	0.24	0.61	0.85	(0.18)	-	18.09	4.91	181,363	79	0.97	0.97	n/a	n/a
12/31/2004	16.09	0.24	1.33	1.57	(0.24)	-	17.42	9.76	215,615	46	0.97	1.24	1.01	1.20

Class B
12/31/2008	19.30	0.37	(9.61)	(9.24)	(0.44)	(2.00)	7.62	(47.07)	76	96	0.66	2.53	n/a	n/a
12/31/2007	20.60	0.37	(1.48)	(1.11)	(0.19)	-	19.30	(5.36)	132	86	0.66	1.75	n/a	n/a
12/31/2006	18.20	0.22	2.18	2.40	0.00	-	20.60	13.21	129	145	0.77	1.14	n/a	n/a
12/31/2005	17.48	0.28	0.62	0.90	(0.18)	-	18.20	5.18	107	79	0.76	1.18	n/a	n/a
03/05(a)-12/31/2004	16.82	0.21	0.66	0.87	(0.21)	-	17.48	5.17	1	46	0.75	1.58	0.79	1.54

JNL/Red Rocks Listed Private Equity Fund

Class A
10/06(a)-12/31/2008	10.00	0.04	(4.10)	(4.06)	(0.03)	-	5.91	(40.56)	15,265	6	1.22	2.55	n/a	n/a

Class B
10/06(a)-12/31/2008	10.00	0.03	(4.08)	(4.05)	(0.04)	-	5.91	(40.54)	66	6	1.02	1.82	n/a	n/a

JNL/S&P Managed Conservative Fund (h)

Class A
12/31/2008	11.47	0.32	(1.90)	(1.58)	(0.39)	(0.15)	9.35	(13.75)	407,426	30	0.19	2.95	n/a	n/a
12/31/2007	11.29	0.34	0.37	0.71	(0.27)	(0.26)	11.47	6.30	264,755	54	0.18	2.92	n/a	n/a
12/31/2006	10.70	0.20	0.64	0.84	(0.18)	(0.07)	11.29	7.85	137,126	39	0.19	1.82	n/a	n/a
12/31/2005	10.35	0.26	0.13	0.39	(0.03)	(0.01)	10.70	3.73	80,642	16	0.19	3.54	n/a	n/a
10/04(a)-12/31/2004	10.00	0.14	0.21	0.35	-	-	10.35	3.50	13,909	13	0.18	12.94	n/a	n/a

JNL/S&P Managed Moderate Fund (h)

Class A
12/31/2008	12.21	0.26	(2.85)	(2.59)	(0.41)	(0.24)	8.97	(21.24)	557,615	28	0.18	2.36	n/a	n/a
12/31/2007	11.90	0.28	0.64	0.92	(0.29)	(0.32)	12.21	7.74	521,470	30	0.19	2.26	n/a	n/a
12/31/2006	11.04	0.17	0.97	1.14	(0.13)	(0.15)	11.90	10.39	314,249	35	0.19	1.44	n/a	n/a
12/31/2005	10.54	0.24	0.29	0.53	(0.02)	(0.01)	11.04	4.99	157,719	11	0.18	3.13	n/a	n/a
10/04(a)-12/31/2004	10.00	0.11	0.43	0.54	-	-	10.54	5.40	19,873	0	0.18	11.25	n/a	n/a

JNL/S&P Managed Moderate Growth Fund (h)

Class A
12/31/2008	13.20	0.17	(3.80)	(3.63)	(0.27)	(0.51)	8.79	(27.50)	997,961	28	0.16	1.45	n/a	n/a
12/31/2007	13.08	0.19	0.92	1.11	(0.28)	(0.71)	13.20	8.65	1,403,279	34	0.16	1.34	n/a	n/a
12/31/2006	12.13	0.12	1.36	1.48	(0.12)	(0.41)	13.08	12.17	1,123,984	29	0.16	0.97	n/a	n/a
12/31/2005	11.67	0.34	0.41	0.75	(0.20)	(0.09)	12.13	6.41	861,543	21	0.17	1.39	n/a	n/a
12/31/2004	10.91	0.12	0.92	1.04	(0.11)	(0.17)	11.67	9.58	619,106	38	0.18	1.20	n/a	n/a

JNL/S&P Managed Growth Fund (h)

Class A
12/31/2008	13.84	0.10	(5.00)	(4.90)	(0.07)	(0.93)	7.94	(35.36)	808,800	32	0.16	0.80	n/a	n/a
12/31/2007	13.62	0.12	1.05	1.17	(0.24)	(0.71)	13.84	8.70	1,388,072	34	0.15	0.86	n/a	n/a
12/31/2006	12.56	0.07	1.71	1.78	(0.07)	(0.65)	13.62	14.15	1,246,802	34	0.16	0.53	n/a	n/a
12/31/2005	12.23	0.30	0.61	0.91	(0.13)	(0.45)	12.56	7.44	1,059,806	32	0.16	0.62	n/a	n/a
12/31/2004	11.07	0.07	1.19	1.26	(0.06)	(0.04)	12.23	11.41	1,001,562	47	0.17	0.67	n/a	n/a

JNL/S&P Managed Aggressive Growth Fund (h)

Class A
12/31/2008	$ 14.89	$ 0.06	$ (5.90)	$ (5.84)	$ (0.05)	$ (0.61)	$ 8.39	(39.16)%	$ 414,718	42%	0.18%	0.50%	n/a	n/a
12/31/2007	13.91	0.08	1.19	1.27	(0.24)	(0.05)	14.89	9.17	702,285	46	0.17	0.56	n/a	n/a
12/31/2006	12.80	0.04	1.95	1.99	(0.04)	(0.84)	13.91	15.57	672,325	33	0.17	0.28	n/a	n/a
12/31/2005	11.89	0.25	0.76	1.01	(0.10)	-	12.80	8.48	657,320	35	0.18	0.22	n/a	n/a
12/31/2004	10.57	0.02	1.31	1.33	(0.01)	-	11.89	12.61	670,711	62	0.18	0.41	n/a	n/a

JNL/S&P Retirement Income Fund (h)

Class A
12/31/2008	11.38	0.28	(2.35)	(2.07)	(0.15)	(0.15)	9.01	(18.15)	48,768	42	0.19	2.72	n/a	n/a
12/31/2007	10.74	0.34	0.40	0.74	(0.06)	(0.04)	11.38	6.91	32,868	38	0.18	3.00	n/a	n/a
01/17(a)- 12/31/2006	10.00	0.34	0.40	0.74	-	-	10.74	7.40	9,889	46	0.19	3.46	n/a	n/a

JNL/S&P Retirement 2015 Fund (h)

Class A
12/31/2008	11.92	0.10	(3.70)	(3.60)	(0.10)	(0.22)	8.00	(30.12)	27,083	107	0.19	0.94	n/a	n/a
12/31/2007	11.00	0.22	0.79	1.01	(0.03)	(0.06)	11.92	9.20	17,394	42	0.18	1.85	n/a	n/a
01/17(a)- 12/31/2006	10.00	0.16	0.84	1.00	-	-	11.00	10.00	5,128	27	0.19	1.58	n/a	n/a

JNL/S&P Retirement 2020 Fund (h)

Class A
12/31/2008	12.10	0.12	(4.16)	(4.04)	(0.11)	(0.33)	7.62	(33.31)	11,329	42	0.19	1.18	n/a	n/a
12/31/2007	11.12	0.17	0.90	1.07	(0.03)	(0.06)	12.10	9.56	9,564	58	0.18	1.45	n/a	n/a
01/17(a)- 12/31/2006	10.00	0.13	0.99	1.12	-	-	11.12	11.20	2,356	19	0.20	1.35	n/a	n/a

JNL/S&P Retirement 2025 Fund (h)

Class A
12/31/2008	12.25	0.09	(4.48)	(4.39)	(0.11)	(0.35)	7.40	(35.67)	6,837	49	0.19	0.90	n/a	n/a
12/31/2007	11.20	0.18	0.95	1.13	(0.02)	(0.06)	12.25	10.11	5,511	76	0.18	1.50	n/a	n/a
01/17(a)- 12/31/2006	10.00	0.15	1.05	1.20	-	-	11.20	12.00	1,133	45	0.22	1.53	n/a	n/a

JNL/S&P Disciplined Moderate Fund (h)

Class A
12/31/2008	10.70	0.27	(3.12)	(2.85)	(0.09)	(0.04)	7.72	(26.60)	58,062	27	0.19	2.91	n/a	n/a
01/16(a) - 12/31/2007	10.00	0.48	0.22	0.70	-	-	10.70	7.00	34,588	31	0.18	4.75	n/a	n/a

JNL/S&P Disciplined Moderate Growth Fund (h)

Class A
12/31/2008	10.67	0.23	(3.94)	(3.71)	(0.09)	(0.06)	6.81	(34.76)	74,452	29	0.19	2.60	n/a	n/a
01/16(a) - 12/31/2007	10.00	0.35	0.32	0.67	-	-	10.67	6.70	40,459	31	0.18	3.49	n/a	n/a

JNL/S&P Disciplined Growth Fund (h)

Class A
12/31/2008	10.65	0.22	(4.40)	(4.18)	(0.10)	(0.06)	6.31	(39.21)	26,133	48	0.19	2.55	n/a	n/a
01/16(a) - 12/31/2007	10.00	0.36	0.29	0.65	-	-	10.65	6.50	16,525	28	0.19	3.58	n/a	n/a

JNL/S&P Moderate Retirement Strategy Fund (h)

Class A
12/31/2008	10.22	0.38	(2.17)	(1.79)	(0.77)	(0.06)	7.60	(17.41)	1,109	67	0.60	3.97	n/a	n/a
01/16(a) - 12/31/2007	10.00	0.36	0.21	0.57	(0.33)	(0.02)	10.22	5.66	2,936	17	0.61	3.65	n/a	n/a

JNL/S&P Moderate Growth Retirement Strategy Fund (h)

Class A
12/31/2008	10.43	0.29	(2.88)	(2.59)	(1.07)	0.00	6.77	(24.73)	584	47	0.59	2.99	n/a	n/a
01/16(a) - 12/31/2007	10.00	0.29	0.40	0.69	(0.25)	(0.01)	10.43	6.91	3,347	19	0.61	2.92	n/a	n/a

JNL/S&P Growth Retirement Strategy Fund (h)

Class A
12/31/2008	10.54	0.21	(3.53)	(3.32)	(0.74)	(0.01)	6.47	(31.43)	615	28	0.64	2.16	n/a	n/a
01/16(a) - 12/31/2007	10.00	0.24	0.53	0.77	(0.19)	(0.04)	10.54	7.74	3,857	21	0.61	2.33	n/a	n/a

JNL/S&P Competitive Advantage Fund

Class A
12/31/2008	$ 9.92	$ 0.16	$ (3.08)	$ (2.92)	$ (0.10)	$ -	$ 6.90	(29.40)%	$ 90,399	97%	0.71%	1.81%	n/a	n/a
12/03(a) - 12/31/2007	10.00	0.01	(0.08)	(0.07)	(0.01)	-	9.92	(0.74)	15,294	0	0.70	1.46	n/a	n/a

Class B
12/31/2008	9.92	0.15	(3.08)	(2.93)	(0.12)	-	6.87	(29.59)	14	97	0.51	1.61	n/a	n/a
12/03(a) - 12/31/2007	10.00	0.01	(0.08)	(0.07)	(0.01)	-	9.92	(0.67)	99	0	0.47	1.93	n/a	n/a

JNL/S&P Dividend Income & Growth Fund

Class A
12/31/2008	9.77	0.35	(2.89)	(2.54)	(0.19)	0.00	7.04	(25.93)	101,329	64	0.71	4.47	n/a	n/a
12/03(a) - 12/31/2007	10.00	0.02	(0.24)	(0.22)	(0.01)	-	9.77	(2.24)	7,203	0	0.70	2.03	n/a	n/a

Class B
12/31/2008	9.75	0.36	(2.88)	(2.52)	(0.20)	0.00	7.03	(25.79)	120	64	0.51	4.41	n/a	n/a
12/03(a) - 12/31/2007	10.00	0.03	(0.26)	(0.23)	(0.02)	-	9.75	(2.28)	98	0	0.47	3.29	n/a	n/a

JNL/S&P Intrinsic Value Fund

Class A
12/31/2008	9.91	0.15	(3.70)	(3.55)	(0.09)	(0.06)	6.21	(35.84)	96,643	98	0.71	1.88	n/a	n/a
12/03(a) - 12/31/2007	10.00	0.02	(0.10)	(0.08)	(0.01)	-	9.91	(0.81)	18,261	0	0.70	2.06	n/a	n/a

Class B
12/31/2008	9.91	0.14	(3.68)	(3.54)	(0.10)	(0.06)	6.21	(35.73)	35	98	0.51	1.55	n/a	n/a
12/03(a) - 12/31/2007	10.00	0.02	(0.09)	(0.07)	(0.02)	-	9.91	(0.71)	99	0	0.48	2.37	n/a	n/a

JNL/S&P Total Yield Fund

Class A
12/31/2008	10.07	0.20	(3.79)	(3.59)	(0.11)	0.00	6.37	(35.67)	103,601	115	0.71	2.38	n/a	n/a
12/03(a) - 12/31/2007	10.00	0.01	0.06	0.07	0.00	-	10.07	0.74	9,806	0	0.70	1.26	n/a	n/a

Class B
12/31/2008	10.07	0.20	(3.78)	(3.58)	(0.12)	0.00	6.37	(35.58)	88	115	0.51	2.35	n/a	n/a
12/03(a) - 12/31/2007	10.00	0.01	0.07	0.08	(0.01)	-	10.07	0.81	101	0	0.48	1.64	n/a	n/a

JNL/S&P 4 Fund (h)

Class A
12/31/2008	9.93	0.21	(3.35)	(3.14)	0.00	-	6.79	(31.62)	265,183	15	0.06	2.54	n/a	n/a
12/03(a) - 12/31/2007	10.00	0.02	(0.09)	(0.07)	-	-	9.93	(0.70)	22,194	0	0.05	2.85	n/a	n/a

JNL/Select Balanced Fund

Class A
12/31/2008	17.56	0.48	(4.18)	(3.70)	(0.39)	(0.66)	12.81	(20.79)	455,105	60	0.78	2.98	n/a	n/a
12/31/2007	17.35	0.48	0.81	1.29	(0.37)	(0.71)	17.56	7.49	526,511	41	0.78	2.62	n/a	n/a
12/31/2006	15.75	0.42	1.73	2.15	(0.31)	(0.24)	17.35	13.65	439,868	46	0.79	2.55	n/a	n/a
12/31/2005	17.12	0.34	0.58	0.92	(0.38)	(1.91)	15.75	5.30	396,350	42	0.79	2.22	n/a	n/a
12/31/2004	15.55	0.36	1.33	1.69	(0.02)	(0.10)	17.12	10.88	381,316	121	0.80	2.42	n/a	n/a

Class B
12/31/2008	17.84	0.52	(4.25)	(3.73)	(0.42)	(0.66)	13.03	(20.62)	662	60	0.58	3.21	n/a	n/a
12/31/2007	17.39	0.52	0.81	1.33	(0.17)	(0.71)	17.84	7.73	665	41	0.58	2.83	n/a	n/a
12/31/2006	15.64	0.45	1.72	2.17	(0.18)	(0.24)	17.39	13.89	276	46	0.59	2.75	n/a	n/a
12/31/2005	16.98	0.37	0.58	0.95	(0.38)	(1.91)	15.64	5.52	198	42	0.59	2.42	n/a	n/a
03/05(a)-12/31/2004	16.19	0.17	0.89	1.06	(0.17)	(0.10)	16.98	6.54	22	121	0.60	2.68	n/a	n/a

JNL/Select Money Market Fund

Class A
12/31/2008	$ 1.00	$ 0.02	$ -	$ 0.02	$ (0.02)	$ -	$ 1.00	2.20%	$ 1,340,054	n/a	0.57%	2.08%	n/a	n/a
12/31/2007	1.00	0.05	0.00	0.05	(0.05)	-	1.00	4.76	651,204	n/a	0.58	4.63	n/a	n/a
12/31/2006	1.00	0.04	0.00	0.04	(0.04)	-	1.00	4.49	269,095	n/a	0.59	4.42	n/a	n/a
12/31/2005	1.00	0.02	0.00	0.02	(0.02)	-	1.00	2.71	258,452	n/a	0.60	2.66	n/a	n/a
12/31/2004	1.00	0.01	0.00	0.01	(0.01)	-	1.00	0.78	237,815	n/a	0.61	0.81	n/a	n/a

Class B
12/31/2008	1.00	0.02	0.00	0.02	(0.02)	-	1.00	2.40	7,220	n/a	0.37	2.32	n/a	n/a
12/31/2007	1.00	0.05	0.00	0.05	(0.05)	-	1.00	4.97	4,617	n/a	0.38	4.84	n/a	n/a
12/31/2006	1.00	0.05	0.00	0.05	(0.05)	-	1.00	4.70	2,955	n/a	0.39	4.80	n/a	n/a
12/31/2005	1.00	0.02	0.00	0.02	(0.02)	-	1.00	2.91	469	n/a	0.40	2.88	n/a	n/a
03/05(a)-12/31/2004	1.00	0.01	0.00	0.01	(0.01)	-	1.00	0.91	38	n/a	0.40	1.57	n/a	n/a

JNL/Select Value Fund

Class A
12/31/2008	19.33	0.32	(6.76)	(6.44)	(0.01)	(0.28)	12.60	(33.35)	484,751	54	0.83	1.97	n/a	n/a
12/31/2007	19.42	0.29	1.22	1.51	(0.26)	(1.34)	19.33	7.90	538,410	41	0.83	1.39	n/a	n/a
12/31/2006	16.90	0.25	3.28	3.53	(0.31)	(0.70)	19.42	20.86	481,805	34	0.84	1.37	n/a	n/a
12/31/2005	16.71	0.17	1.20	1.37	(0.20)	(0.98)	16.90	8.15	277,461	29	0.86	1.41	n/a	n/a
12/31/2004	14.70	0.12	2.05	2.17	(0.06)	(0.10)	16.71	14.77	154,283	136	0.86	1.50	n/a	n/a

Class B
12/31/2008	19.57	0.36	(6.85)	(6.49)	(0.01)	(0.28)	12.79	(33.19)	10,950	54	0.63	2.13	n/a	n/a
12/31/2007	19.66	0.33	1.25	1.58	(0.33)	(1.34)	19.57	8.13	15,294	41	0.63	1.59	n/a	n/a
12/31/2006	16.91	0.34	3.22	3.56	(0.11)	(0.70)	19.66	21.05	12,976	34	0.64	1.76	n/a	n/a
12/31/2005	16.68	0.21	1.20	1.41	(0.20)	(0.98)	16.91	8.41	158	29	0.65	1.62	n/a	n/a
03/05(a)-12/31/2004	15.47	0.11	1.31	1.42	(0.11)	(0.10)	16.68	9.22	27	136	0.66	1.73	n/a	n/a

JNL/T. Rowe Price Established Growth Fund
Class A
12/31/2008	22.49	0.06	(9.69)	(9.63)	(0.02)	(0.14)	12.70	(42.85)	581,447	54	0.90	0.30	n/a	n/a
12/31/2007	21.84	0.09	2.16	2.25	(0.08)	(1.52)	22.49	10.12	1,043,708	56	0.88	0.40	n/a	n/a
12/31/2006	19.44	0.09	2.57	2.66	(0.09)	(0.17)	21.84	13.70	750,771	46	0.90	0.46	n/a	n/a
12/31/2005	18.36	0.04	1.08	1.12	(0.04)	-	19.44	6.09	732,553	41	0.91	0.24	n/a	n/a
12/31/2004	16.77	0.08	1.58	1.66	(0.07)	-	18.36	9.89	606,885	37	0.92	0.51	0.93	0.50

Class B
12/31/2008	22.69	0.09	(9.79)	(9.70)	(0.02)	(0.14)	12.83	(42.75)	19,925	54	0.70	0.50	n/a	n/a
12/31/2007	22.02	0.15	2.09	2.24	(0.12)	(1.45)	22.69	10.31	34,482	56	0.68	0.62	n/a	n/a
12/31/2006	19.50	0.14	2.58	2.72	(0.03)	(0.17)	22.02	13.95	32,185	46	0.70	0.64	n/a	n/a
12/31/2005	18.38	0.06	1.10	1.16	(0.04)	-	19.50	6.30	193	41	0.70	0.45	n/a	n/a
03/05(a)-12/31/2004	17.44	0.08	0.93	1.01	(0.07)	-	18.38	5.81	24	37	0.73	1.21	0.74	1.20

JNL/T. Rowe Price Mid-Cap Growth Fund

Class A
12/31/2008	30.37	(0.04)	(12.33)	(12.37)	-	(1.80)	16.20	(40.68)	425,184	37	1.02	(0.14)	n/a	n/a
12/31/2007	29.05	(0.01)	4.97	4.96	0.00	(3.64)	30.37	17.26	697,484	45	1.02	(0.04)	n/a	n/a
12/31/2006	29.64	0.05	1.96	2.01	(0.05)	(2.55)	29.05	6.76	625,869	37	1.02	0.16	n/a	n/a
12/31/2005	27.87	(0.07)	4.01	3.94	-	(2.17)	29.64	14.10	623,382	30	1.02	(0.32)	n/a	n/a
12/31/2004	24.89	(0.13)	4.61	4.48	-	(1.50)	27.87	18.03	541,739	34	1.02	(0.55)	1.04	(0.57)

Class B
12/31/2008	30.71	0.01	(12.48)	(12.47)	-	(1.80)	16.44	(40.56)	17,811	37	0.82	0.05	n/a	n/a
12/31/2007	29.28	0.06	5.01	5.07	0.00	(3.64)	30.71	17.50	29,638	45	0.82	0.18	n/a	n/a
12/31/2006	29.76	0.03	2.05	2.08	(0.01)	(2.55)	29.28	6.97	24,998	37	0.81	0.08	n/a	n/a
12/31/2005	27.92	0.01	4.00	4.01	-	(2.17)	29.76	14.32	276	30	0.82	(0.12)	n/a	n/a
03/05(a)-12/31/2004	26.20	(0.03)	3.25	3.22	-	(1.50)	27.92	12.32	33	34	0.81	(0.24)	0.82	(0.25)

JNL/T. Rowe Price Value Fund

Class A
12/31/2008	$ 14.65	$ 0.20	$ (6.20)	$ (6.00)	$ (0.24)	$ (1.43)	$ 6.98	(40.47)%	$ 412,536	29%	0.96%	1.65%	n/a	n/a
12/31/2007	15.62	0.26	(0.14)	0.12	(0.20)	(0.89)	14.65	0.85	707,468	33	0.95	1.59	n/a	n/a
12/31/2006	13.93	0.22	2.57	2.79	(0.13)	(0.97)	15.62	20.11	681,711	26	0.96	1.48	n/a	n/a
12/31/2005	13.64	0.13	0.70	0.83	(0.11)	(0.43)	13.93	6.07	544,901	29	0.97	1.08	n/a	n/a
12/31/2004	11.92	0.12	1.68	1.80	(0.08)	-	13.64	15.12	485,126	42	0.99	1.01	1.01	0.99

Class B
12/31/2008	14.95	0.23	(6.34)	(6.11)	(0.27)	(1.43)	7.14	(40.39)	385	29	0.76	1.85	n/a	n/a
12/31/2007	15.83	0.29	(0.14)	0.15	(0.14)	(0.89)	14.95	1.03	641	33	0.75	1.73	n/a	n/a
12/31/2006	14.03	0.26	2.58	2.84	(0.07)	(0.97)	15.83	20.30	391	26	0.76	1.71	n/a	n/a
12/31/2005	13.69	0.17	0.71	0.88	(0.11)	(0.43)	14.03	6.42	281	29	0.77	1.28	n/a	n/a
03/05(a)-12/31/2004	12.50	0.05	1.18	1.23	(0.04)	-	13.69	9.87	34	42	0.79	1.51	0.80	1.50

(a) Commencement of operations.

(b) Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c) Annualized for periods less than one year.

(d) Portfolio turnover excludes dollar roll transactions.

(e) Calculated using the average shares method for periods ended after December 31, 2005.

(f)	Distributions of $0.00 represent amounts less than $0.005.
(g)

Includes dividend expense and borrowing fees on securities sold short for JNL/Credit Suisse Long/Short Fund of 0.40% for Class A and B shares and 1.06% for Class A and B shares for the periods ended December 31, 2008 and December 31, 2007, respectively.

(h)	Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.
(i)	Portfolio turnover including dollar roll transactions for JNL/Franklin Templeton Income Fund was 34% for 2007. The Fund had no dollar roll transactions in 2008.
(j)

Includes dividend expense and borrowing fees on securities sold short of 0.01% for JNL/Franklin Templeton Mutual Shares Fund Class A and B shares and 0.01% for Class A and B shares for the periods ended December 31, 2008 and December 31, 2007, respectively.

(k)

Portfolio turnover including dollar roll transactions for JNL/Goldman Sachs Core Plus Bond Fund was 423%, 453%, 570%, and 332% in 2004, 2005, 2006, and 2007, respectively. The Fund had no dollar roll transactions in 2008.

(l)	Portfolio turnover including dollar roll transactions for JNL/Goldman Sachs Short Duration Bond Fund was 118% and 78% for 2006 and 2007, respectively. The Fund had no dollar roll transactions in 2008.

(m) Portfolio turnover including dollar roll transactions for JNL/JPMorgan U.S. Government & Quality Bond Fund was 643%, 487%, 524%, and 217% in 2004, 2005, 2006, and 2007, respectively. The Fund had no dollar roll transactions in 2008.

(n)	Portfolio turnover including dollar roll transactions for JNL/Mellon Capital Management Bond Index Fund was 79% , 52% and 52% in 2006, 2007and 2008, respectively.
(o)	Portfolio turnover including dollar roll transactions for JNL/PIMCO Real Return Fund was 1,340% in 2007. The Fund had no dollar roll transactions in 2008.
(p)

Portfolio turnover including dollar roll transactions for JNL/PIMCO Total Return was 352%, 409%, 271%, and 402% in 2004, 2005, 2006, and 2007, respectively. The Fund had no dollar roll transactions in 2008.

(q)	Portfolio turnover including dollar roll transactions for JNL/Select Balanced Fund was 142%, 64%, 76% and 76% in 2005, 2006, 2007 and 2008, respectively.

(r) The Adviser voluntarily contributed capital to the JNL/Select Money Market Fund to offset the affect of accumulated losses as discussed in Note 3 in the Notes to the Financial Statements. The return for Class A and Class B without the contribution was 2.00% and 2.18%, respectively.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust

Notes to the Financial Statements

NOTE 1. ORGANIZATION

The JNL Series Trust ("Trust") is an open-end management investment company organized under the laws of the state of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, (“1940 Act”), and the Securities Act of 1933, as amended. The Trust currently offers shares in seventy six (76) separate funds (each a “Fund”, and collectively, "Funds"), each with its own investment objective:

Adviser/Sub-Adviser:	Fund: (sub-Sub-Advisers are in parentheses)
AIM Capital Management, Inc.	JNL/AIM International Growth Fund, JNL/AIM Large Cap Growth Fund, JNL/AIM Global Real Estate Fund (INVESCO
Institutional (N.A.) Inc.), JNL/AIM Small Cap Growth Fund
Capital Guardian Trust Company	JNL/Capital Guardian Global Balanced Fund, JNL/Capital Guardian Global Diversified Research Fund, JNL/Capital Guardian
International Small Cap Fund, JNL/Capital Guardian U.S. Growth Equity Fund
Credit Suisse Asset Management, LLC	JNL/Credit Suisse Global Natural Resources Fund (Credit Suisse Asset Management Limited) and JNL/Credit Suisse
Long/Short Fund
Eagle Asset Management, Inc.	JNL/Eagle Core Equity Fund and JNL/Eagle SmallCap Equity Fund
Templeton Global Advisors Limited	JNL/Franklin Templeton Global Growth Fund
Franklin Advisers, Inc.	JNL/Franklin Templeton Income Fund
Franklin Mutual Advisers, LLC	JNL/Franklin Templeton Mutual Shares Fund
Franklin Advisory Services, LLC	JNL/Franklin Templeton Small Cap Value Fund
Goldman Sachs Asset Management, L.P.	JNL/Goldman Sachs Core Plus Bond Fund (Goldman Sachs Asset Management International), JNL/Goldman Sachs
Emerging Markets Debt Fund, JNL/Goldman Sachs Mid Cap Value Fund, JNL/Goldman Sachs Short Duration Bond Fund
J.P. Morgan Investment Management Inc.	JNL/JPMorgan International Value Fund, JNL/JPMorgan MidCap Growth Fund, JNL/JPMorgan U.S. Government &
Quality Bond Fund
Lazard Asset Management, LLC	JNL/Lazard Emerging Markets Fund, JNL/Lazard Mid Cap Equity Fund, JNL/Lazard Small Cap Equity Fund
M&G Investment Management Limited	JNL/M&G Global Basics Fund, JNL/M&G Global Leaders Fund
Mellon Capital Management Corporation	JNL/Mellon Capital Management 10x10 Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/Mellon Capital Management
European 30 Fund, JNL/Mellon Capital Management Pacific Rim 30 Fund, JNL/Mellon Capital Management S&P 500 Index
Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund,
JNL/Mellon Capital Management International Index Fund, JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon
Capital Management Enhanced S&P 500 Stock Index Fund.
OppenheimerFunds, Inc.	JNL/Oppenheimer Global Growth Fund
Pacific Investment Management Company LLC	JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund
PPM America, Inc.	JNL/PPM America Core Equity Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, JNL/PPM America Value Equity Fund
Prudential Asset Management (Singapore) Limited	JNL/PAM Asia ex-Japan Fund and JNL/PAM China-India Fund
Red Rocks Capital LLC	JNL/Red Rocks Listed Private Equity Fund
Standard & Poor’s Investment Advisory	JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund,
Services LLC	JNL/S&P Total Yield Fund, JNL/S&P 4 Fund (all co-Sub-Advised by Mellon Capital Management Corporation)
Standard & Poor’s Investment Advisory	JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund,
Services LLC , the funds are collectively	JNL/S&P Managed Growth Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Retirement Income Fund (all have a
known as “JNL/S&P Funds”	fund of funds structure invests in other affiliated underlying funds), JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020
Fund, JNL/S&P Retirement 2025 Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund,
JNL/S&P Disciplined Growth Fund
Standard & Poor’s Investment Advisory	JNL/S&P Moderate Retirement Strategy Fund, JNL/S&P Moderate Growth Retirement Strategy Fund, JNL/S&P Growth
Services LLC, the funds are collectively known	Retirement Strategy Fund (all funds in exchange-traded funds - "ETFs") (all sub-Sub-Advised by Mellon Capital Management
as “JNL/S&P Retirement Strategy Funds”	Corporation)
Wellington Management Company, LLP	JNL/Select Balanced Fund, JNL/Select Money Market Fund, JNL/Select Value Fund
T. Rowe Price Associates, Inc.	JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC	JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital
(“JNAM” or “Adviser”)	Management Index 5 Fund, JNL/S&P 4 Fund (all have a fund of funds structure which invests in other affiliated underlying funds)

Effective March 31, 2008, the JNL/Lazard Mid Cap Value Fund was renamed JNL/Lazard Mid Cap Equity Fund and the JNL/Lazard Small Cap Value Fund was renamed JNL/Lazard Small Cap Equity Fund. Effective October 6, 2008 the JNL/AIM Real Estate Fund was renamed JNL/AIM Global Real Estate Fund.

The Trust consists of all diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds: JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Lazard Mid Cap Equity Fund, JNL/Lazard Small Cap Equity Fund, JNL/Mellon Capital Management European 30 Fund, JNL/Mellon Capital Management Pacific Rim 30 Fund, JNL/M&G Global Leaders Fund, JNL/PAM Asia ex-Japan Fund, JNL/PAM China-India Fund, JNL/PIMCO Real Return Fund, JNL/Red Rocks Listed Private Equity Fund, JNL/S&P Funds, JNL/S&P 4 Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Total Yield Fund, and JNL/S&P Retirement Strategy Funds.

Each Fund, except the JNL/S&P Funds, JNL/S&P 4 Fund, JNL/S&P Retirement Strategy Funds, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, and JNL/Mellon Capital Management Index 5 Fund, offers Class A and Class B shares. The two classes differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights. Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

JNL Series Trust

Notes to the Financial Statements (continued)

JNAM is a wholly-owned subsidiary of Jackson National Life Insurance Company® ("Jackson") and an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM serves as investment adviser to each of the Funds. Shares are presently offered to Jackson, Jackson National Life Insurance Company of New York, and affiliated separate accounts to fund the benefits of variable annuity and variable life policies. Shares are also sold to qualified and non-qualified retirement plans.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – The net asset value (“NAV”) shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. Stocks traded on an exchange are generally valued on the basis of prices furnished by independent pricing services approved by the Trust's Board of Trustees ("Board") and may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale. Stocks not listed on a national or foreign stock exchange are generally valued on the basis of prices furnished by approved pricing services and may be valued at the closing bid price on the over-the-counter market. Investments in mutual funds and the securities lending collateral funds are valued at the net asset value per share determined as of the close of the NYSE on the valuation date. All securities in the JNL/Select Money Market Fund, as permitted by compliance with applicable provisions under Rule 2a-7 of the 1940 Act, and other short-term securities maturing within sixty (60) days are valued at amortized cost unless it is determined that such practice does not approximate market value. Debt securities are generally valued by approved pricing services. If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system. Exchange traded options and futures contacts are valued at last sales price as of the close of business on the local exchange. Forward foreign currency contracts are valued at the foreign currency exchange rate as of the close of the NYSE, unless the Funds determine that such markets lack an appropriate level of liquidity at that time. In such instances, the Funds will generally utilize foreign currency exchange rates as of the close of the London Stock Exchange. Non-exchange traded derivatives such as options and swaps are generally valued by approved pricing services. If the pricing services are unable to provide valuations, non-exchange traded derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs. Pricing services utilized to value debt and derivatives securities may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Market quotations may not be readily available for certain investments or it may be determined that a quotation for an investment does not represent market value. In such instances, the investment is valued at a fair value as determined in good faith using procedures adopted by the Board. Situations that may require a security to be fair valued include instances where a security is thinly traded, halted or restricted as to resale. In addition, securities may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in value of U.S. securities markets. Under the procedures adopted by the Board, JNAM may rely on pricing services or other sources to assist in determining the fair value of a security. Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined.

The value of an investment for purposes of calculating a Fund’s NAV can differ depending on the source and method used to determine the value. If a security is valued at a fair value, the value may be different from the last quoted price for the security. Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale.

The Funds have adopted the following new accounting standards and positions issued by the Financial Accounting Standards Board (“FASB”):

FASB SFAS No. 157 "Fair Value Measurements"

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The changes to current GAAP from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of a Fund’s investments under SFAS No. 157 guidance. The inputs are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets. Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include closing prices of similar securities in active markets or closing prices for identical or similar securities in non-active markets. Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds, and credit ratings. Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including the Adviser’s own assumptions in determining the fair value of the investment. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. In accordance with the requirements of SFAS No. 157, a summary of each Fund’s assets and liabilities and a reconciliation of level 3 securities have been included in the Notes to the Schedules of Investments.

FASB Staff Position (“FSP”) 133-1 and FASB Interpretation No. 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45”

The amendments to FASB Statement No. 133 and FASB Interpretation No. 45 require sellers of credit derivatives to disclose information to enable users of financial statements to assess their potential effect on the Fund’s financial position, performance, and cash flows. Credit derivatives generally are contracts in which the underlying exposure is related to the credit risk of a specified entity, group of entities, or an index. For each statement of financial position, the seller of a credit derivative shall disclose the nature and approximate terms of the credit derivative, the reason for entering into the credit derivative, the events that would require the seller to perform under the credit derivative, the status of the payment/performance risk of the credit derivative, the maximum potential amount of future payments, the fair value of the credit derivative, and the nature of any recourse provisions or collateral available for recovery. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to the Schedules of Investments and within Note 2 of the Notes to the Financial Statements.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported

JNL Series Trust

Notes to the Financial Statements (continued)

amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications – Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Security Transactions and Investment Income - Security transactions are recorded on the trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Realized gains and losses are determined on the specific identification basis.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the respective exchange rates prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments. Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from portfolio and transaction hedges. Net change in unrealized appreciation or depreciation on foreign currency related items arises from changes in the fair value of assets and liabilities, other than investments in securities, at period end resulting from changes in exchange rates.

Forward Foreign Currency Contracts - A Fund may enter into forward foreign currency contracts, generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales or to minimize foreign currency risk on portfolio securities denominated in foreign currencies. All contracts are marked-to-market daily. The change in market value is recorded as a receivable or payable from forward foreign currency contracts. When a contract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain (loss) on foreign currency related items.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts reflected in the Statements of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract.

When-Issued and Forward Sales Commitments - A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. On the trade date, the Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. Income is not accrued until settlement date. The Adviser identifies liquid assets in a sufficient amount to meet the purchase price.

Unregistered Securities - A Fund may own certain investment securities, which are unregistered and thus restricted to resale. Sometimes these securities are referred to as “private placements”. Unregistered securities may be deemed “illiquid” because there is no readily available market for sale of the securities. Many of these securities are valued by approved pricing services. These securities are sometimes valued in good faith using procedures adopted by the Board after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future dispositions of the securities require registration under the Securities Act of 1933, as amended, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Options Transactions – A Fund may buy and sell (“write”) option contracts to manage its exposure to changes in securities prices, foreign currencies and swaps or as an efficient means of adjusting overall exposure to certain markets. A Fund may buy and sell (“write”) a floor option contract as a hedge against declining interest rates. A floor option is the right but not the obligation to buy or sell an interest rate floor at some defined point in the future for a defined premium. At maturity of the floor option, if the underlying interest rate floor is cheaper in the market than the premium pre-determined in the floor option contract, the buyer will let the option expire. If more expensive, the buyer can elect to buy the floor. Options on swaps (“swaptions”) are deemed illiquid investments because there may be no readily available market for sale of the swaptions.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and the failure of the counterparty to honor their obligation under the contract.

A Fund may write covered call options on underlying securities. When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current value. Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Futures Contracts - A Fund may buy and sell futures contracts to manage its exposure to changes in securities prices and foreign currencies or as an efficient means of

JNL Series Trust

Notes to the Financial Statements (continued)

adjusting overall exposure to certain markets. The risks associated with the use of futures contracts include the possibility that the value may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin reflected in the Statements of Assets and Liabilities.

Dollar Roll Transactions - A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may only enter into covered rolls. A “covered roll” is a type of dollar roll for which the Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Securities Loaned - The Trust has entered into a securities lending arrangement with The Bank of New York Mellon Corporation (“Custodian”). Under the terms of the agreement, each Fund receives a fee equal to a percentage of the net income generated by the collateral held during each lending transaction. The Custodian is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested in the Mellon GSL DBT II Collateral Fund, a pooled investment fund constituting a series within a Delaware business trust sponsored by the Custodian and approved by the Adviser. In the event of bankruptcy or other default of the borrower, a Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while a Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

The fair value and amortized cost of each Fund’s investment in Mellon GSL DBT II Collateral Fund at December 31, 2008, is reported in the respective Schedules of Investments. The value of Mellon GSL DBT II Collateral Fund at December 31, 2008 was $0.9685 per unit and was determined using the methodologies previously described in Security Valuation. Each Fund’s unrealized depreciation from its investment in Mellon GSL DBT II Collateral Fund is included in Net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. The Custodian has continued to execute transactions in Mellon GSL DBT II Collateral Fund at $1.00 per unit as none of the investments in this series at December 31, 2008 are in default. However, any material reduction in a Fund’s lending activity would require such Fund to receive a redemption in kind from Mellon GSL DBT II Collateral Fund. The Fund would also be responsible for payment to the Custodian for the amortized cost related to the redemption in kind.

During the period ended December 31, 2008, certain securities in the Mellon GSL DBT II Collateral Fund defaulted and were segregated into Mellon GSL Reinvestment Trust II, a separate series within the Delaware business trust. The fair value and amortized cost of the investment in Mellon GSL Reinvestment Trust II for Funds with securities on loan as of December 31, 2008 are reported under Securities Lending Collateral in the Schedules of Investments and the amortized cost is included in Return of collateral for securities loaned in the Statements of Assets & Liabilities. Certain Funds had no securities on loan as of December 31, 2008. The fair value and amortized cost of the investment in Mellon GSL Reinvestment Trust II for Funds with no securities on loan as of December 31, 2008 is reported under Non-U.S. Government Agency Asset-Backed Securities in the Schedules of Investments.

The issuer of the investments comprising Mellon GSL Reinvestment Trust II entered receivership in October 2008. The assets of the issuer were liquidated in December 2008. Based on the plan of distribution approved by the receivers, the Funds are not expected to receive any proceeds. As a result, each Fund’s investment in Mellon GSL Reinvestment Trust II is fair valued at zero on December 31, 2008. The amortized cost of each Fund’s investment in Mellon GSL Reinvestment Trust II is equivalent to the par value reported in the Schedules of Investments. Each Fund’s unrealized depreciation from its investment in Mellon GSL Reinvestment Trust II is included in Net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Each Fund is responsible for payment to the Custodian for its respective amortized cost related to the Mellon GSL Reinvestment Trust II. Such amounts are liabilities and reflected in the Statement of Assets and Liabilities as Return of collateral for securities loaned.

Repurchase Agreements - A Fund may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller, generally a bank or broker-dealer, to repurchase that security back from the Fund at a specified price and date or upon demand. The underlying securities used as collateral for all repurchase agreements are held in safekeeping at the Fund’s Custodian or designated subcustodians under triparty repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Procedures for all repurchase agreements have been designed to monitor that the daily market value of the collateral is in excess of the repurchase agreement in the event of default. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Securities Sold Short - A Fund may enter into short sales transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount so maintained plus any amounts deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Potential losses from short sales may be unlimited.

Swaps - A Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may enter into interest rate, total return, forward spread lock and credit default swap agreements to manage exposure to interest rate and credit risk. Swaps are marked to market daily and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Upfront payments received or made are reflected as Swap premiums received or Swap premiums paid on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments or any payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statements of Operations.

JNL Series Trust

Notes to the Financial Statements (continued)

Swap agreements are deemed illiquid investments. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. Collateral is exchanged based on agreements with the counterparty, which define netting arrangements and thresholds for delivery of collateral.  The amount of collateral exchanged is determined by the net exposure with the counterparty and is not identified to a specific swap agreement. The collateral delivered for swap agreements as of December 31, 2008 for each Fund is included in Deposits with brokers in the Statements of Assets and Liabilities.

Credit Default Swap Agreements – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of that particular swap agreement, these events may include, but are not limited to, underlying entity default, bankruptcy, write-down, principal shortfall, or interest shortfall. A Fund can be either a seller or buyer of protection. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations. When a credit event occurs, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation because performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to represent some part of the credit market as a whole. These indices are made up of reference credits that are judged by a pool of dealers to be the most liquid entities in the credit default swap market based on the index sector. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, and emerging market securities. These components can be determined based upon various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds. Purchasing credit default swaps on indices is less expensive than buying several credit default swaps to hedge a portfolio. Credit default swap on indices protect investors owning bonds against default and can also be used to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which a Fund is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements - Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Forms of interest rate swap agreements may include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other party to the extent that interest rates exceed a specified rate, or “cap”, interest rate floors, under which, in return for a premium, one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate, or “floor”, interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, forward spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements - Total return swap agreements on commodities involve commitments by a Fund with another party where they exchange cash flows based on the price of a commodity and in return receive either fixed or floating price or rate. One party receives payments based on the market value of the commodity involved and pays a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security

JNL Series Trust

Notes to the Financial Statements (continued)

or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Linked Notes - A Fund may invest in credit linked notes. Credit linked notes are debt securities embedded with credit default swaps. Credit linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset or basket of assets. The Fund generally will receive a fixed or floating coupon and the note’s par value upon maturity. If a specified credit event occurs, the Fund will experience a delay in repayment or forego interest. The maximum potential amount the Fund could be required to make is limited to the par amount of the credit linked note plus any accrued interest. In effect, the Fund will receive a higher yield in exchange for assuming the risk of a specified credit event. The underlying entity and its credit rating, for each credit linked note, is presented parenthetically in the Schedule of Investments.

Inflation-Indexed Bonds - A Fund may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Distributions to Shareholders – The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The JNL/Select Money Market Fund declares dividends daily and pays dividends monthly. For all other Funds, dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carryforwards.

Federal Income Taxes – Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to qualify as a regulated investment company and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal income tax provision is required. Under current tax law, interest and dividend income and capital gains paid by the JNL Series Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract.

U.S. Government Agencies or Government-Sponsored Enterprises - Certain Funds may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors who are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury announced the creation of a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

NOTE 3. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

The Trust has an investment advisory agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily, paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the sub-advisers as compensation for their services.

The following is a schedule of the fees each Fund is currently obligated to pay JNAM.

	$0 to	$50M to	$100M to	$150M to	$200M to	$250M to	$300M to	$350M to	$500M to	$750M to	$1.0B to	Over
(M - Millions; B - Billions)	$50M	$100M	$150M	$200M	$250M	$300M	$350M	$500M	$750M	$1.0B	$1.5B	$1.5B
JNL/AIM International Growth Fund	0.70%	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.60%	0.60%
JNL/AIM Large Cap Growth Fund	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65
JNL/AIM Global Real Estate Fund	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
JNL/AIM Small Cap Growth Fund	0.85	0.85	0.85	0.85	0.85	0.85	0.80	0.80	0.80	0.80	0.80	0.80
JNL/Capital Guardian Global Balanced Fund	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.60	0.60	0.60	0.60
JNL/Capital Guardian Global Diversified Research Fund	0.75	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.65	0.60	0.60	0.60
JNL/Capital Guardian International Small Cap Fund	0.95	0.95	0.95	0.95	0.95	0.95	0.95	0.95	0.90	0.90	0.90	0.90
JNL/Capital Guardian U.S. Growth Equity Fund	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.60	0.55	0.55	0.55
JNL/Credit Suisse Global Natural Resources Fund	0.70	0.70	0.70	0.70	0.70	0.70	0.60	0.60	0.60	0.60	0.60	0.60
JNL/Credit Suisse Long/Short Fund (a)	0.80	0.80	0.80	0.80	0.80	0.80	0.75	0.75	0.75	0.75	0.75	0.75

(a)	Prior to July 1, 2008, the fees were 0.85% on assets up to $300 million and 0.75% on assets over $300 million.

JNL Series Trust

Notes to the Financial Statements (continued)

	$0 to	$50M to	$100M to	$150M to	$200M to	$250M to	$300M to	$350M to	$500M to	$750M to	$1.0B to	Over
(M - Millions; B - Billions)	$50M	$100M	$150M	$200M	$250M	$300M	$350M	$500M	$750M	$1.0B	$1.5B	$1.5B
JNL/Eagle Core Equity Fund	0.65%	0.65%	0.60%	0.60%	0.60%	0.60%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
JNL/Eagle SmallCap Equity Fund	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.65	0.65	0.65	0.65
JNL/Franklin Templeton Founding Strategy Fund	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
JNL/Franklin Templeton Global Growth Fund	0.75	0.75	0.75	0.75	0.75	0.75	0.65	0.65	0.60	0.60	0.60	0.60
JNL/Franklin Templeton Income Fund	0.80	0.80	0.75	0.75	0.65	0.65	0.65	0.65	0.60	0.60	0.60	0.60
JNL/Franklin Templeton Mutual Shares Fund	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.70	0.70	0.70	0.70
JNL/Franklin Templeton Small Cap Value Fund	0.85	0.85	0.85	0.85	0.77	0.77	0.77	0.77	0.75	0.75	0.75	0.75
JNL/Goldman Sachs Core Plus Bond Fund	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.55	0.55	0.55	0.55
JNL/Goldman Sachs Emerging Markets Debt Fund	0.75	0.75	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
JNL/Goldman Sachs Mid Cap Value Fund	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
JNL/Goldman Sachs Short Duration Bond Fund	0.45	0.45	0.45	0.45	0.45	0.40	0.40	0.40	0.40	0.40	0.40	0.40
JNL/JPMorgan International Value Fund	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.60	0.60	0.60	0.60
JNL/JPMorgan MidCap Growth Fund	0.70	0.70	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.60	0.60	0.55
JNL/JPMorgan U.S. Government & Quality Bond Fund	0.50	0.50	0.50	0.45	0.45	0.45	0.40	0.40	0.35	0.35	0.35	0.35
JNL/Lazard Emerging Markets Fund	1.00	1.00	0.90	0.90	0.90	0.85	0.85	0.85	0.85	0.85	0.85	0.85
JNL/Lazard Mid Cap Equity Fund (b)	0.75	0.70	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.65	0.65
JNL/Lazard Small Cap Equity Fund	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.70	0.70	0.70	0.70
JNL/M&G Global Basics Fund	0.85	0.85	0.85	0.85	0.85	0.85	0.85	0.85	0.80	0.80	0.80	0.80
JNL/M&G Global Leaders Fund	0.85	0.85	0.85	0.85	0.85	0.85	0.85	0.85	0.80	0.80	0.80	0.80
JNL/Mellon Capital Management 10 x 10 Fund	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
JNL/Mellon Capital Management Index 5 Fund	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
JNL/Mellon Capital Management European 30 Fund	0.37	0.31	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28
JNL/Mellon Capital Management Pacific Rim 30 Fund	0.37	0.31	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28
JNL/Mellon Capital Management S&P 500 Index Fund	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.24	0.23	0.23	0.23
JNL/Mellon Capital Management
S&P 400 MidCap Index Fund	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.24	0.23	0.23	0.23
JNL/Mellon Capital Management Small Cap Index Fund	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.24	0.23	0.23	0.23
JNL/Mellon Capital Management
International Index Fund	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.25	0.24	0.24	0.24
JNL/Mellon Capital Management Bond Index	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.25	0.24	0.24	0.24
JNL/Mellon Capital Management Enhanced
S&P 500 Stock Index Fund	0.50	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45
JNL/Oppenheimer Global Growth Fund	0.70	0.70	0.70	0.70	0.70	0.70	0.60	0.60	0.60	0.60	0.60	0.60
JNL/PAM Asia ex-Japan Fund	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.85	0.85	0.85	0.85
JNL/PAM China-India Fund	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.85	0.85	0.85	0.85
JNL/PIMCO Real Return Fund	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.475	0.475
JNL/PIMCO Total Return Bond Fund	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50
JNL/PPM America Core Equity Fund	0.65	0.65	0.65	0.60	0.60	0.60	0.575	0.575	0.575	0.575	0.575	0.575
JNL/PPM America High Yield Bond Fund	0.50	0.50	0.50	0.45	0.45	0.45	0.45	0.45	0.425	0.425	0.425	0.425
JNL/PPM America Mid Cap Value Fund	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.70	0.70	0.70	0.70
JNL/PPM America Small Cap Value Fund	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.70	0.70	0.70	0.70
JNL/PPM America Value Equity Fund	0.55	0.55	0.55	0.55	0.55	0.55	0.50	0.50	0.50	0.50	0.50	0.50
JNL/Red Rocks Listed Private Equity Fund	0.85	0.85	0.85	0.85	0.80	0.80	0.80	0.80	0.80	0.80	0.80	0.80
JNL/S&P Funds	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.08	0.08	0.08	0.08
JNL/S&P Retirement Strategy Funds	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.27	0.27	0.27	0.27
JNL/S&P Competitive Advantage Fund	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.35	0.35	0.35	0.35
JNL/S&P Dividend Income & Growth Fund	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.35	0.35	0.35	0.35
JNL/S&P Intrinsic Value Fund	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.35	0.35	0.35	0.35
JNL/S&P Total Yield Fund	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.35	0.35	0.35	0.35
JNL/S&P 4 Fund	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
JNL/Select Balanced Fund	0.55	0.50	0.50	0.475	0.475	0.475	0.45	0.45	0.425	0.425	0.425	0.425
JNL/Select Money Market Fund	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.25	0.25	0.25	0.25
JNL/Select Value Fund	0.55	0.55	0.55	0.55	0.55	0.55	0.50	0.50	0.45	0.45	0.45	0.45
JNL/T. Rowe Price Established Growth Fund	0.65	0.65	0.65	0.60	0.60	0.60	0.60	0.60	0.55	0.55	0.55	0.55
JNL/T. Rowe Price Mid-Cap Growth Fund	0.75	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
JNL/T. Rowe Price Value Fund	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.60	0.60	0.60	0.60

b)	Prior to March 31, 2008, the fees were 0.75% on assets up to $100 million, 0.70% on assets over $100 million up to $250 million and 0.65% on assets over $250 million.

Administrative Fee – JNAM also serves as the “Administrator” to the Funds. The Funds pay an Administrative Fee based on the average daily net assets of each Fund, accrued daily, paid monthly. The JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/S&P 4 Fund, and JNL/S&P Funds pay JNAM an annual Administrative Fee of 0.05%. The JNL/AIM International Growth Fund, JNL/Capital Guardian Global Balanced Fund, JNL/Capital Guardian Global Diversified Research Fund, JNL/Capital Guardian International Small Cap Fund, JNL/Credit Suisse Global Natural Resources Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/JPMorgan International Value Fund, JNL/Lazard Emerging Markets Fund, JNL/M&G Global Basics Fund, JNL/M&G Global Leaders Fund, JNL/Mellon Capital Management International Index Fund, JNL/Oppenheimer Global Growth Fund and JNL/Red Rocks Listed Private Equity Fund pay JNAM an annual Administration Fee of 0.15%. The JNL/Mellon Capital

JNL Series Trust

Notes to the Financial Statements (continued)

Management European 30 Fund and JNL/Mellon Capital Management Pacific Rim 30 Fund pay JNAM an annual Administrative Fee of 0.20%. Effective July 1, 2008, the JNL/PAM Asia ex-Japan Fund’s Administrative Fee was reduced from 0.20% to 0.15% and the JNL/PAM China-India Fund’s Administrative Fee was reduced from 0.30% to 0.20%. Effective October 6, 2008 the JNL/AIM Global Real Estate Fund’s Administration Fee was increased from 0.10% to 0.15%. All other Funds pay JNAM an annual Administration Fee of 0.10%.

In return for the Administrative Fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal (except for litigation expenses incurred by the JNL/Franklin Templeton Mutual Shares Fund), audit, fund accounting, transfer agency, custody, printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and independent legal counsel to the disinterested Trustees, and a portion of the costs associated with the Chief Compliance Officer.

12b-1 Fees - The Funds, except for the JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/S&P 4 Fund, and JNL/S&P Funds, have adopted a Distribution Plan under the provisions of Rule 12b-1 of the 1940 Act for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund’s Class A shares (through the sale of variable insurance products funded by the Trust). Jackson National Life Distributors LLC ("JNLD"), a wholly-owned subsidiary of Jackson and an affiliate of JNAM, is the principal underwriter of the Funds, with responsibility for promoting sales of Fund shares. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. The maximum 12b-1 fee allowed shall be 0.20% of the average daily net assets attributable to the Class A shares. Amounts charged pursuant to the Distribution Plan are reflected in the Statements of Operations as "12b-1 fees (Class A)".

Directed Brokerage Commissions - The sub-advisers may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker-dealers which will rebate a portion of the brokerage commissions to that Fund. Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statements of Operations.

Affiliated Brokerage Commissions - During the period ended December 31, 2008, the following Funds paid to affiliates of their Fund brokerage fees on the execution of purchases and sales of portfolio investments (in thousands): JNL/Credit Suisse Long/Short Fund - $1; JNL/Goldman Sachs Core Plus Bond Fund - $2; JNL/Goldman Sachs Mid Cap Value Fund - $4; JNL/JPMorgan International Value Fund - $6; JNL/JPMorgan MidCap Growth Fund - $3; and JNL/Oppenheimer Global Growth Fund - $1.

Deferred Compensation Plan – Effective January 1, 2007, the Funds adopted a Deferred Compensation Plan whereby disinterested Trustees may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, shall be treated as if invested and reinvested in shares of one or more affiliated funds offered by the Adviser at the discretion of the applicable Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Prior to January 1, 2007, Trustees were able to defer the receipt of their compensation under a separate plan. Deferred amounts under this plan are credited at a rate of return of five percent (5%). Liabilities related to deferred balances are included in the Trustee fees payable in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in the Trustee fees set forth in the Statements of Operations.

Investments in Affiliates - During the period ended December 31, 2008, certain Funds invested in money market funds for temporary purposes, which are advised by JNAM or affiliates of the Funds. The JNL Money Market Fund is offered as a cash management tool to the Funds and affiliated funds and is not available for direct purchase by members of the public. Funds participating in securities lending receive cash collateral, which is invested by the Custodian in the Mellon GSL DBT II Collateral Fund, which may be considered affiliated with the Funds. As previously discussed, the Custodian segregated certain assets of the Mellon GSL DBT II Collateral Fund into the Mellon GSL Reinvestment Trust II, which may also be considered affiliated with the Funds. The JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/S&P 4 Fund, and JNL/S&P Funds invested solely in the Class A shares of other affiliated Funds of the Trust and JNL Variable Funds. The JNL/Mellon Capital Management International Index Fund invested in Prudential plc, the ultimate parent company of Jackson. Prudential plc is a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. The JNL/Mellon Capital Management S&P 500 Index Fund invested in Bank of New York Mellon Corp., the parent company of its sub-adviser. The total value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities, and the associated income is disclosed separately in the Statements of Operations.

Adviser Contribution - During the year ended December 31, 2008, the Adviser voluntarily contributed capital to the JNL/Select Money Market Fund in the amount of $2,663 (in thousands) to offset the effect of accumulated realized losses relating to the Fund’s investment in Mellon GSL Reinvestment Trust II which is discussed in the Securities Loaned note. The Adviser received no shares in exchange for this contribution, which increased the net asset value of the Fund. For tax purposes, this contribution will be applied against realized losses for the year. Such amount was recorded as Net increase from payments by the adviser and net gains realized on the disposal of investments in the Statement of Operations.

NOTE 4. OTHER RISKS

Market and Credit Risk - In the normal course of business the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”) or failure of the other party to a transaction to perform (“credit risk”). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the potential for revaluation of currencies, different accounting policies, and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Emerging Market Securities – Investing in securities of emerging market countries involves greater risk than investing in foreign securities in developed markets. Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries. These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility.

JNL Series Trust

Notes to the Financial Statements (continued)

Private Equity Companies - There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. In addition, private equity companies are subject to minimal regulation. In addition to the risks associated with the JNL/Red Rocks Listed Private Equity Fund’s direct investments, the Fund is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Fund invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, sector risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk.

NOTE 5. FEDERAL INCOME TAX MATTERS

The following information is presented on an income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. Permanent differences between book and tax basis reporting are reclassified within the capital accounts based on their federal tax basis treatment. These reclassifications have no impact on net assets. Temporary differences do not require reclassification.

At December 31, 2008, the following Funds had unused capital loss carryovers (in thousands) for U.S. federal income tax purposes, which may be used to offset future realized net capital gains. If not used, the capital loss carryovers will expire as follows:

		Year(s) of			Year(s) of
	Amount	Expiration		Amount	Expiration
JNL/AIM International Growth Fund	$ 45,033	2016	JNL/Lazard Small Cap Equity Fund	$ 21,952	2016
JNL/AIM Large Cap Growth Fund	31,239	2016	JNL/M&G Global Basics Fund	63	2016
JNL/AIM Global Real Estate Fund	77,743	2016	JNL/M&G Global Leaders Fund	56	2016
JNL/AIM Small Cap Growth Fund	1,382	2016	JNL/Mellon Capital Management S&P 500 Index Fund	7,962	2016
JNL/Capital Guardian Global Balanced Fund	16,803	2016	JNL/Mellon Capital Management Enhanced S&P 500
JNL/Capital Guardian Global Diversified Research Fund	120,308	2010-2016	Stock Index Fund	5,129	2016
JNL/Capital Guardian International Small Cap Fund	8,770	2016	JNL/PAM Asia Ex-Japan Fund	1,508	2016
JNL/Capital Guardian U.S. Growth Equity Fund	271,096	2009-2016	JNL/PAM China-India Fund	6,338	2016
JNL/Credit Suisse Global Natural Resources Fund	6,031	2016	JNL/PIMCO Real Return Fund	36,247	2016
JNL/Credit Suisse Long/Short Fund	13,988	2016	JNL/PPM America Core Equity Fund	99,364	2009-2016
JNL/Eagle Core Equity Fund	11,643	2016	JNL/PPM America High Yield Bond Fund	66,870	2009-2016
JNL/Eagle SmallCap Equity Fund	7,724	2016	JNL/PPM America Mid Cap Value Fund	1,882	2016
JNL/Franklin Templeton Founding Strategy Fund	9,243	2016	JNL/PPM America Small Cap Value Fund	549	2016
JNL/Franklin Templeton Global Growth Fund	14,882	2016	JNL/PPM America Value Equity Fund	81,942	2016
JNL/Franklin Templeton Income Fund	43,134	2016	JNL/S&P Managed Aggressive Growth Fund	46	2012
JNL/Franklin Templeton Mutual Shares Fund	28,177	2016	JNL/S&P Retirement 2015 Fund	643	2016
JNL/Franklin Templeton Small Cap Value Fund	4,136	2016	JNL/S&P Moderate Retirement Strategy Fund	338	2016
JNL/Goldman Sachs Emerging Markets Debt Fund	15	2016	JNL/S&P Moderate Growth Retirement Strategy Fund	359	2016
JNL/Goldman Sachs Mid Cap Value Fund	28,845	2016	JNL/S&P Growth Retirement Strategy Fund	459	2016
JNL/JPMorgan International Value Fund	81,393	2016	JNL/S&P Competitive Advantage Fund	506	2016
JNL/JPMorgan MidCap Growth Fund	281,969	2009-2016	JNL/Select Balanced Fund	10,630	2016
JNL/JPMorgan U.S. Government & Quality Bond Fund	1,074	2014-2015	JNL/Select Value Fund	23,344	2016
JNL/Lazard Emerging Markets Fund	4,348	2016	JNL/T. Rowe Price Established Growth Fund	44,642	2016
JNL/Lazard Mid Cap Equity Fund	46,934	2016	JNL/T. Rowe Price Value Fund	31,167	2016

The following represents capital, currency, and/or PFIC mark to market losses (in thousands) realized after October 31, 2008 (“Post-October” losses), which were deferred for tax purposes to the first day of the following fiscal year:

	Amount		Amount
JNL/AIM International Growth Fund	$11,819	JNL/Franklin Templeton Income Fund	$11,302
JNL/AIM Large Cap Growth Fund	12,545	JNL/Franklin Templeton Mutual Shares Fund	9,640
JNL/AIM Global Real Estate Fund	13,700	JNL/Franklin Templeton Small Cap Value Fund	1,870
JNL/AIM Small Cap Growth Fund	2,240	JNL/Goldman Sachs Core Plus Bond Fund	139
JNL/Capital Guardian Global Balanced Fund	8,906	JNL/Goldman Sachs Emerging Markets Debt Fund	1,312
JNL/Capital Guardian Global Diversified Research Fund	11,103	JNL/Goldman Sachs Mid Cap Value Fund	9,153
JNL/Capital Guardian International Small Cap Fund	4,211	JNL/JPMorgan International Value Fund	45,115
JNL/Capital Guardian U.S. Growth Equity Fund	10,810	JNL/JPMorgan MidCap Growth Fund	8,632
JNL/Credit Suisse Global Natural Resources Fund	18,801	JNL/JPMorgan U.S. Government & Quality Bond Fund	1
JNL/Credit Suisse Long/Short Fund	3,701	JNL/Lazard Emerging Markets Fund	20,958
JNL/Eagle Core Equity Fund	2,025	JNL/Lazard Mid Cap Equity Fund	17,040
JNL/Eagle SmallCap Equity Fund	23,906	JNL/Lazard Small Cap Equity Fund	8,588
JNL/Franklin Templeton Global Growth Fund	7,444	JNL/M&G Global Basics Fund	39

JNL Series Trust

Notes to the Financial Statements (continued)

	Amount		Amount
JNL/M&G Global Leaders Fund	$340	JNL/PPM America Small Cap Value Fund	$366
JNL/Mellon Capital Management European 30 Fund	1	JNL/PPM America Value Equity Fund	6,846
JNL/Mellon Capital Management S&P 500 Index Fund	1,446	JNL/Red Rocks Listed Private Equity Fund	634
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	4,932	JNL/S&P Moderate Retirement Strategy Fund	29
JNL/Mellon Capital Management Small Cap Index Fund	1,502	JNL/S&P Moderate Growth Retirement Strategy Fund	13
JNL/Mellon Capital Management International Index Fund	5,107	JNL/S&P Growth Retirement Strategy Fund	61
JNL/Mellon Capital Management Bond Index Fund	99	JNL/S&P Competitive Advantage Fund	21,718
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund	3,666	JNL/S&P Dividend Income & Growth Fund	11,345
JNL/Oppenheimer Global Growth Fund	2,605	JNL/S&P Intrinsic Value Fund	32,321
JNL/PAM Asia Ex-Japan Fund	2,711	JNL/S&P Total Yield Fund	37,629
JNL/PAM China-India Fund	1,041	JNL/Select Balanced Fund	12,436
JNL/PIMCO Real Return Fund	20,169	JNL/Select Value Fund	12,595
JNL/PIMCO Total Return Bond Fund	2,385	JNL/T. Rowe Price Established Growth Fund	58,536
JNL/PPM America Core Equity Fund	5,276	JNL/T. Rowe Price Mid-Cap Growth Fund	10,948
JNL/PPM America High Yield Bond Fund	2,858	JNL/T. Rowe Price Value Fund	11,523
JNL/PPM America Mid Cap Value Fund	360

To the extent there are differences between the amounts recognized for book-basis and federal tax-basis that are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment as indicated below; temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, foreign currency reclassifications, market discount or paydown reclassifications, reclassifications on the sale of PFIC or REIT securities, net operating losses, accounting treatment of notional principal contracts, and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed	Accumulated	Paid-in Capital
	Net Investment	Net Realized
	Income	Gain (Loss)
JNL/AIM International Growth Fund	$ (1,231)	$ 77	$ 1,154
JNL/AIM Large Cap Growth Fund	132	(132)	-
JNL/AIM Global Real Estate Fund	(771)	771	-
JNL/AIM Small Cap Growth Fund	178	-	(178)
JNL/Capital Guardian Global Balanced Fund	(135)	135	-
JNL/Capital Guardian Global Diversified Research Fund	(68)	68	-
JNL/Capital Guardian International Small Cap Fund	(48)	48	-
JNL/Credit Suisse Global Natural Resources Fund	(2,135)	2,135	-
JNL/Eagle SmallCap Equity Fund	520	-	(520)
JNL/Franklin Templeton Founding Strategy Fund	602	(602)	-
JNL/Franklin Templeton Global Growth Fund	(834)	834	-
JNL/Franklin Templeton Income Fund	(187)	88	99
JNL/Franklin Templeton Mutual Shares Fund	5,098	(5,098)	-
JNL/Franklin Templeton Small Cap Value Fund	(17)	17	-
JNL/Goldman Sachs Core Plus Bond Fund	889	(889)	-
JNL/Goldman Sachs Emerging Markets Debt Fund	(1,230)	1,230	-
JNL/Goldman Sachs Short Duration Bond Fund	258	(258)	-
JNL/JPMorgan International Value Fund	303	(303)	-
JNL/JPMorgan MidCap Growth Fund	413	(11)	(402)
JNL/JPMorgan U.S. Government & Quality Bond Fund	(107)	107	-
JNL/Lazard Emerging Markets Fund	(2,040)	2,040	-
JNL/Lazard Mid Cap Equity Fund	(74)	74	-
JNL/M&G Global Basics Fund	(1)	29	(28)
JNL/Mellon Capital Management 10 x 10 Fund	3,697	(3,697)	-
JNL/Mellon Capital Management Index 5 Fund	103	(103)	-
JNL/Mellon Capital Management European 30 Fund	1	(1)	-
JNL/Mellon Capital Management Pacific Rim 30 Fund	(5)	16	(11)
JNL/Mellon Capital Management S&P 500 Index Fund	(135)	135	-
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	(987)	987	-
JNL/Mellon Capital Management International Index Fund	(1,456)	1,456	-

JNL Series Trust

Notes to the Financial Statements (continued)

	Net Increase (Decrease)
	Undistributed	Accumulated	Paid-in Capital
	Net Investment	Net Realized
	Income	Gain (Loss)
JNL/Mellon Capital Management Bond Index Fund	$ (40)	$ 40	$ -
JNL/Mellon Capital Management Enhanced S&P 500
Stock Index Fund	(14)	14	-
JNL/Oppenheimer Global Growth Fund	(213)	213	-
JNL/PAM Asia ex-Japan Fund	(50)	50	-
JNL/PAM China-India Fund	(151)	439	(288)
JNL/PIMCO Real Return Fund	(1,447)	1,447	-
JNL/PIMCO Total Return Bond Fund	9,011	(9,011)	-
JNL/PPM America High Yield Bond Fund	(22)	11,182	(11,160)
JNL/Red Rocks Listed Private Equity Fund	1	5	(6)
JNL/S&P Managed Conservative Fund	5,963	(5,963)	-
JNL/S&P Managed Moderate Fund	9,964	(9,964)	-
JNL/S&P Managed Moderate Growth Fund	19,721	(19,721)	-
JNL/S&P Managed Growth Fund	15,676	(15,676)	-
JNL/S&P Managed Aggressive Growth Fund	8,315	(8,315)	-
JNL/S&P Retirement Income Fund	914	(914)	-
JNL/S&P Retirement 2015 Fund	615	(615)	-
JNL/S&P Retirement 2020 Fund	246	(246)	-
JNL/S&P Retirement 2025 Fund	144	(144)	-
JNL/S&P Disciplined Moderate Fund	1,433	(1,433)	-
JNL/S&P Disciplined Moderate Growth Fund	2,504	(2,504)	-
JNL/S&P Disciplined Growth Fund	1,181	(1,181)	-
JNL/S&P Moderate Retirement Strategy Fund	(1)	1	-
JNL/S&P Moderate Growth Retirement Strategy Fund	(1)	1	-
JNL/S&P Growth Retirement Strategy Fund	(1)	1	-
JNL/S&P 4 Fund	646	(646)	-
JNL/Select Balanced Fund	52	(52)	-
JNL/Select Money Market Fund	(2)	2	-
JNL/T. Rowe Price Established Growth Fund	(658)	658	-
JNL/T. Rowe Price Mid-Cap Growth Fund	821	7	(828)
JNL/T. Rowe Price Value Fund	(13)	13	-

As of December 31, 2008, the cost of investments and the components of net unrealized appreciation/(depreciation), undistributed net ordinary income and undistributed net long-term capital gains (in thousands) are as follows:

	Tax	Gross	Gross	Net Unrealized	Undistributed	Undistributed
	Cost of	Unrealized	Unrealized	Appreciation/	Net Ordinary	Net Long-Term
	Investments	Appreciation	Depreciation	(Depreciation)	Income*	Capital Gain
JNL/AIM International Growth Fund	$ 416,388	$ 3,458	$ (130,512)	$ (127,054)	$ 6,890	$ -
JNL/AIM Large Cap Growth Fund	437,380	12,081	(83,620)	(71,539)	1,467	-
JNL/AIM Global Real Estate Fund	219,511	394	(42,262)	(41,868)	6,185	-
JNL/AIM Small Cap Growth Fund	65,527	2,504	(16,543)	(14,039)	-	-
JNL/Capital Guardian Global Balanced Fund	275,162	5,374	(57,883)	(52,509)	5,564	-
JNL/Capital Guardian Global Diversified Research Fund	276,293	1,934	(78,322)	(76,388)	4,300	-
JNL/Capital Guardian International Small Cap Fund	87,363	1,235	(36,633)	(35,398)	1,565	-
JNL/Capital Guardian U.S. Growth Equity Fund	337,782	2,700	(104,320)	(101,620)	674	-
JNL/Credit Suisse Global Natural Resources Fund	412,088	5,491	(187,797)	(182,306)	4,275	-
JNL/Credit Suisse Long/Short Fund	54,506	1,589	(6,691)	(5,102)	570	-
JNL/Eagle Core Equity Fund	60,236	632	(18,199)	(17,567)	842	-
JNL/Eagle SmallCap Equity Fund	263,213	12,222	(56,487)	(44,265)	-	-
JNL/Franklin Templeton Founding Strategy Fund	926,228	-	(345,394)	(345,394)	449	-
JNL/Franklin Templeton Global Growth Fund	388,446	2,589	(140,858)	(138,269)	5,603	-
JNL/Franklin Templeton Income Fund	695,025	6,294	(207,191)	(200,897)	38,708	-
JNL/Franklin Templeton Mutual Shares Fund	388,654	3,082	(137,261)	(134,179)	13,028	-
JNL/Franklin Templeton Small Cap Value Fund	150,611	3,256	(44,685)	(41,429)	1,070	-
JNL/Goldman Sachs Core Plus Bond Fund	715,990	19,024	(87,692)	(68,668)	31,690	2,939
JNL/Goldman Sachs Emerging Markets Debt Fund	20,305	1,843	(1,820)	23	151	-

JNL Series Trust

Notes to the Financial Statements (continued)

	Tax	Gross	Gross	Net Unrealized	Undistributed	Undistributed
	Cost of	Unrealized	Unrealized	Appreciation/	Net Ordinary	Net Long-Term
	Investments	Appreciation	Depreciation	(Depreciation)	Income*	Capital Gain
JNL/Goldman Sachs Mid Cap Value Fund	$ 201,537	$ 2,905	$ (53,658)	$ (50,753)	$ 1,438	$ -
JNL/Goldman Sachs Short Duration Bond Fund	359,596	5,161	(41,756)	(36,595)	13,187	4,270
JNL/JPMorgan International Value Fund	535,721	9,610	(159,709)	(150,099)	19,883	-
JNL/JPMorgan MidCap Growth Fund	154,499	1,165	(48,090)	(46,925)	-	-
JNL/JPMorgan U.S. Government & Quality Bond Fund	792,602	31,143	(15,885)	15,258	17,148	-
JNL/Lazard Emerging Markets Fund	396,561	-	(158,151)	(158,151)	9,742	-
JNL/Lazard Mid Cap Equity Fund	202,431	2,549	(53,560)	(51,011)	931	-
JNL/Lazard Small Cap Equity Fund	116,280	2,556	(27,131)	(24,575)	174	-
JNL/M&G Global Basics Fund	5,407	178	(833)	(655)	-	-
JNL/M&G Global Leaders Fund	4,994	192	(581)	(389)	4	-
JNL/Mellon Capital Management 10 x 10 Fund	160,008	401	(60,034)	(59,633)	6,552	6,382
JNL/Mellon Capital Management Index 5 Fund	83,101	100	(22,789)	(22,689)	1,700	1,937
JNL/Mellon Capital Management European 30 Fund	2,394	66	(331)	(265)	2	-
JNL/Mellon Capital Management Pacific Rim 30 Fund	3,463	269	(341)	(72)	1	-
JNL/Mellon Capital Management S&P 500 Index Fund	643,204	42,800	(185,326)	(142,526)	827	-
JNL/Mellon Capital Management S&P 400
MidCap Index Fund	515,030	13,412	(156,492)	(143,080)	4,042	-
JNL/Mellon Capital Management Small Cap Index Fund	443,771	21,730	(148,238)	(126,508)	3,325	2,299
JNL/Mellon Capital Management International Index Fund	573,082	26,282	(172,314)	(146,032)	5,249	49
JNL/Mellon Capital Management Bond Index Fund	489,979	16,867	(18,655)	(1,788)	9,693	-
JNL/Mellon Capital Management Enhanced S&P
500 Stock Index Fund	66,516	1,154	(18,360)	(17,206)	1,073	-
JNL/Oppenheimer Global Growth Fund	285,780	8,154	(87,292)	(79,138)	3,563	14,502
JNL/PAM Asia ex-Japan Fund	15,470	-	(6,503)	(6,503)	5	-
JNL/PAM China-India Fund	38,254	-	(11,038)	(11,038)	-	-
JNL/PIMCO Real Return Fund	1,764,923	38,319	(110,132)	(71,813)	26,837	-
JNL/PIMCO Total Return Bond Fund	2,253,980	42,425	(138,045)	(95,620)	33,900	4,500
JNL/PPM America Core Equity Fund	152,535	-	(46,840)	(46,840)	2,449	-
JNL/PPM America High Yield Bond Fund	318,585	952	(92,653)	(91,701)	2,967	-
JNL/PPM America Mid Cap Value Fund	8,852	-	(3,770)	(3,770)	3	-
JNL/PPM America Small Cap Value Fund	12,010	-	(3,559)	(3,559)	5	-
JNL/PPM America Value Equity Fund	145,413	-	(51,455)	(51,455)	4,090	-
JNL/Red Rocks Listed Private Equity Fund	18,558	721	(3,794)	(3,073)	-	-
JNL/S&P Managed Conservative Fund	488,745	1,239	(82,493)	(81,254)	3,818	5,948
JNL/S&P Managed Moderate Fund	721,178	1,617	(165,092)	(163,475)	4,113	11,102
JNL/S&P Managed Moderate Growth Fund	1,374,420	4,248	(380,557)	(376,309)	10,776	40,252
JNL/S&P Managed Growth Fund	1,226,463	2,873	(420,406)	(417,533)	23,405	44,252
JNL/S&P Managed Aggressive Growth Fund	653,466	1,743	(240,419)	(238,676)	11,203	17,264
JNL/S&P Retirement Income Fund	60,478	282	(11,984)	(11,702)	2,060	1,298
JNL/S&P Retirement 2015 Fund	38,217	51	(11,181)	(11,130)	982	-
JNL/S&P Retirement 2020 Fund	16,940	-	(5,610)	(5,610)	376	526
JNL/S&P Retirement 2025 Fund	10,419	6	(3,587)	(3,581)	204	317
JNL/S&P Disciplined Moderate Fund	78,127	182	(20,238)	(20,056)	2,845	1,066
JNL/S&P Disciplined Moderate Growth Fund	107,797	175	(33,510)	(33,335)	3,991	2,254
JNL/S&P Disciplined Growth Fund	40,164	69	(14,096)	(14,027)	1,712	992
JNL/S&P Moderate Retirement Strategy Fund	1,351	14	(257)	(243)	10	-
JNL/S&P Moderate Growth Retirement Strategy Fund	778	12	(206)	(194)	2	-
JNL/S&P Growth Retirement Strategy Fund	895	11	(291)	(280)	2	-
JNL/S&P Competitive Advantage Fund	114,421	5,064	(15,469)	(10,405)	61	-
JNL/S&P Dividend Income & Growth Fund	123,872	8,432	(17,277)	(8,845)	146	-
JNL/S&P Intrinsic Value Fund	120,803	9,887	(16,614)	(6,727)	127	-
JNL/S&P Total Yield Fund	135,644	14,856	(16,429)	(1,573)	44	-
JNL/S&P 4 Fund	348,293	1,753	(84,851)	(83,098)	5,196	-
JNL/Select Balanced Fund	580,474	21,634	(88,438)	(66,804)	15,798	-
JNL/Select Money Market Fund	1,357,063	-	-	-	5	-
JNL/Select Value Fund	639,351	11,041	(144,941)	(133,900)	10,354	-

JNL Series Trust

Notes to the Financial Statements (continued)

	Tax	Gross	Gross	Net Unrealized	Undistributed	Undistributed
	Cost of	Unrealized	Unrealized	Appreciation/	Net Ordinary	Net Long-Term
	Investments	Appreciation	Depreciation	(Depreciation)	Income*	Capital Gain
JNL/T. Rowe Price Established Growth Fund	$ 885,052	$ 21,571	$ (228,430)	$ (206,859)	$ 2,261	$ -
JNL/T. Rowe Price Mid-Cap Growth Fund	724,459	39,087	(192,396)	(153,309)	-	141
JNL/T. Rowe Price Value Fund	665,056	14,935	(216,484)	(201,549)	9,649	-

*	Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid (in thousands) during the period ended December 31, 2008 were as follows:

	Net Ordinary	Long-term		Net Ordinary	Long-term
	Income*	Capital Gain**		Income*	Capital Gain**
JNL/AIM International Growth Fund	$ 3,542	$ 64,582	JNL/Oppenheimer Global Growth Fund	$ 3,766	$ 31,212
JNL/AIM Large Cap Growth Fund	672	22,265	JNL/PAM Asia ex-Japan Fund	145	-
JNL/AIM Global Real Estate Fund	9,973	25,374	JNL/PIMCO Real Return Fund	45,489	-
JNL/AIM Small Cap Growth Fund	383	5,616	JNL/PIMCO Total Return Bond Fund	87,169	23,345
JNL/Capital Guardian Global Balanced Fund	4,213	20,868	JNL/PPM America Core Equity Fund	262	-
JNL/Capital Guardian International Small Cap Fund	89	-	JNL/PPM America High Yield Bond Fund	21,562	-
JNL/Capital Guardian U.S. Growth Equity Fund	7	-	JNL/PPM America Mid Cap Value Fund	68	-
JNL/Credit Suisse Global Natural Resources Fund	13,149	-	JNL/PPM America Small Cap Value Fund	57	-
JNL/Credit Suisse Long/Short Fund	3,582	-	JNL/PPM America Value Equity Fund	15,058	5,423
JNL/Eagle Core Equity Fund	9,919	8,274	JNL/Red Rocks Listed Private Equity Fund***	71	-
JNL/Eagle SmallCap Equity Fund	1,047	9,713	JNL/S&P Managed Conservative Fund	17,424	4,897
JNL/Franklin Templeton Founding Strategy Fund	10,451	245	JNL/S&P Managed Moderate Fund	24,120	13,244
JNL/Franklin Templeton Global Growth Fund	73	-	JNL/S&P Managed Moderate Growth Fund	31,550	49,329
JNL/Franklin Templeton Income Fund	469	-	JNL/S&P Managed Growth Fund	15,351	74,776
JNL/Franklin Templeton Mutual Shares Fund	784	106	JNL/S&P Managed Aggressive Growth Fund	8,967	21,342
JNL/Franklin Templeton Small Cap Value Fund	1,484	8,980	JNL/S&P Retirement Income Fund	975	556
JNL/Goldman Sachs Core Plus Bond Fund	27,116	5,959	JNL/S&P Retirement 2015 Fund	465	538
JNL/Goldman Sachs Mid Cap Value Fund	6,567	19,137	JNL/S&P Retirement 2020 Fund	260	341
JNL/Goldman Sachs Short Duration Bond Fund	13,386	1,296	JNL/S&P Retirement 2025 Fund	214	154
JNL/JPMorgan International Value Fund	45,607	47,325	JNL/S&P Disciplined Moderate Fund	716	212
JNL/JPMorgan U.S. Government & Quality Bond Fund	11,676	-	JNL/S&P Disciplined Moderate Growth Fund	997	310
JNL/Lazard Emerging Markets Fund	22,924	14,272	JNL/S&P Disciplined Growth Fund	432	154
JNL/Lazard Mid Cap Equity Fund	2,403	812	JNL/S&P Moderate Retirement Strategy Fund	110	-
JNL/Lazard Small Cap Equity Fund	-	2,322	JNL/S&P Moderate Growth Retirement Strategy Fund	79	-
JNL/M&G Global Leaders Fund	4	-	JNL/S&P Growth Retirement Strategy Fund	63	-
JNL/Mellon Capital Management 10 x 10 Fund	1,215	751	JNL/S&P Competitive Advantage Fund	1,309	-
JNL/Mellon Capital Management Index 5 Fund	665	776	JNL/S&P Dividend Income & Growth Fund	2,683	-
JNL/Mellon Capital Management European 30 Fund	9	-	JNL/S&P Intrinsic Value Fund	2,192	-
JNL/Mellon Capital Management S&P 500 Index Fund	9,913	-	JNL/S&P Total Yield Fund	1,612	-
JNL/Mellon Capital Management S&P 400 MidCap			JNL/S&P 4 Fund	12	-
Index Fund	5,690	26,108	JNL/Select Balanced Fund	16,194	18,148
JNL/Mellon Capital Management Small Cap Index Fund	5,622	16,066	JNL/Select Money Market Fund	21,222	-
JNL/Mellon Capital Management International Index Fund	11,025	11,442	JNL/Select Value Fund	4,544	6,144
JNL/Mellon Capital Management Bond Index Fund	17,239	-	JNL/T. Rowe Price Established Growth Fund	742	6,431
JNL/Mellon Capital Management Enhanced S&P			JNL/T. Rowe Price Mid-Cap Growth Fund	4,765	39,071
500 Stock Index Fund	2,153	6,494	JNL/T. Rowe Price Value Fund	17,477	60,864

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the year ended December 31, 2008.

***In addition to the distribution noted in the table, JNL/Red Rocks Listed Private Equity Fund distributed $6 (in thousands) tax return of capital.

JNL Series Trust

Notes to the Financial Statements (continued)

The tax character of distributions paid (in thousands) during the period ended December 31, 2007 were as follows:

	Net Ordinary	Long-term		Net Ordinary	Long-term
	Income*	Capital Gain		Income*	Capital Gain
JNL/AIM International Growth Fund	$ 6,617	$ -	JNL/Oppenheimer Global Growth Fund	$ 3,938	$ 24,078
JNL/AIM Large Cap Growth Fund	1,999	20,291	JNL/PIMCO Total Return Bond Fund	46,040	1,288
JNL/AIM Global Real Estate Fund	6,865	6,624	JNL/PPM America Core Equity Fund	507	-
JNL/AIM Small Cap Growth Fund	217	4,681	JNL/PPM America High Yield Bond Fund	26,446	-
JNL/Capital Guardian Global Balanced Fund	4,537	9,252	JNL/PPM America Value Equity Fund	1,584	-
JNL/Capital Guardian Global Diversified Research Fund	1,246	-	JNL/S&P Managed Conservative Fund	6,330	5,187
JNL/Eagle Core Equity Fund	1,669	11,409	JNL/S&P Managed Moderate Fund	13,074	11,306
JNL/Eagle SmallCap Equity Fund	4,829	31,546	JNL/S&P Managed Moderate Growth Fund	28,357	69,437
JNL/Franklin Templeton Global Growth Fund	2,233	-	JNL/S&P Managed Growth Fund	22,738	65,693
JNL/Franklin Templeton Income Fund	17,554	497	JNL/S&P Managed Aggressive Growth Fund	11,130	2,181
JNL/Franklin Templeton Small Cap Value Fund	2,868	2,653	JNL/S&P Retirement Income Fund	219	67
JNL/Goldman Sachs Core Plus Bond Fund	19,032	-	JNL/S&P Retirement 2015 Fund	60	69
JNL/Goldman Sachs Mid Cap Value Fund	3,794	2,303	JNL/S&P Retirement 2020 Fund	25	39
JNL/Goldman Sachs Short Duration Bond Fund	9,045	-	JNL/S&P Retirement 2025 Fund	15	21
JNL/JPMorgan International Value Fund	37,633	22,560	JNL/S&P Moderate Retirement Strategy Fund	96	-
JNL/JPMorgan U.S. Government & Quality Bond Fund	9,232	-	JNL/S&P Moderate Growth Retirement Strategy Fund	82	-
JNL/Lazard Emerging Markets Fund	458	-	JNL/S&P Growth Retirement Strategy Fund	84	-
JNL/Lazard Mid Cap Equity Fund	14,095	25,472	JNL/S&P Competitive Advantage Fund	7	-
JNL/Lazard Small Cap Equity Fund	5,643	7,352	JNL/S&P Dividend Income & Growth Fund	4	-
JNL/Mellon Capital Management S&P 500 Index Fund	9,244	5,950	JNL/S&P Intrinsic Value Fund	8	-
JNL/Mellon Capital Management S&P 400			JNL/S&P Total Yield Fund	4	-
MidCap Index Fund	5,606	31,517	JNL/Select Balanced Fund	12,357	17,618
JNL/Mellon Capital Management Small Cap Index Fund	5,176	18,340	JNL/Select Money Market Fund	21,201	-
JNL/Mellon Capital Management			JNL/Select Value Fund	17,908	24,140
International Index Fund	17,328	7,015	JNL/T. Rowe Price Established Growth Fund	10,265	57,988
JNL/Mellon Capital Management Bond Index Fund	13,823	-	JNL/T. Rowe Price Mid-Cap Growth Fund	10,933	65,971
JNL/Mellon Capital Management Enhanced			JNL/T. Rowe Price Value Fund	15,881	33,069
S&P 500 Stock Index Fund	1,363	2,164

*Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. FIN 48 requires that management evaluate the tax positions taken in returns for 2006, 2007, and 2008, which remain subject to examination, by the Internal Revenue Service.  These returns are not subject to examination by any other tax jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax is required in the Funds’ financial statements during the period ended December 31, 2008.

NOTE 6. FUND ACQUISITIONS

Net assets of $29,526 and $247,536 (in thousands) acquired by JNL/JPMorgan Mid Cap Growth Fund and JNL/T. Rowe Price Established Growth Fund, respectively, in connection with acquisitions completed during the year ended December 31, 2007, are reflected in the applicable Statements of Changes in Net Assets.

NOTE 7. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB released SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities”. SFAS No. 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value and gains and losses on derivative instruments, and disclosures regarding credit related contingent features in derivative agreements. The application of SFAS No. 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the financial statements has not yet been determined.

NOTE 8. SUBSEQUENT EVENTS

At a meeting on December 10, 2008, the Board voted to approve the mergers of JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund into JNL/Mellon Capital Management S&P 500 Index Fund; JNL/Lazard Small Cap Equity Fund into JNL/Mellon Capital Management Small Cap Index Fund; JNL/S&P Growth Retirement Strategy Fund into JNL/S&P Disciplined Growth Fund; JNL/S&P Moderate Growth Retirement Strategy Fund into JNL/S&P Discipline Moderate Growth Fund and JNL/S&P Moderate Retirement Strategy Fund into JNL/S&P Disciplined Moderate Fund. The mergers are expected to be accomplished at the close of business on April 6, 2009 pursuant to Rule 17a-8 of the 1940 Act.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within the JNL Series Trust (the “Funds”) as listed in Note 1 of the financial statements as of December 31, 2008, and the related statements of operations for the year or period then ended, the statement of cash flows for the year indicated herein with respect to JNL/Credit Suisse Long/Short Fund, the statements of changes in net assets for each of the years or periods indicated herein, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2008, the results of their operations, the JNL/Credit Suisse Long/Short Fund’s cash flows, changes in their net assets, and the financial highlights for each of the years or periods indicated herein, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois

February 23, 2009

Disclosure of Fund Expenses (Unaudited)

Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, 12b-1 fees (Class A shares) and other operating expenses. Operating expenses such as these are deducted from each Fund's gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the Fund's expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. The information in this section can be used to compare each Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio for the period is unchanged. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	7/1/2008	12/31/2008	Ratios	Period	7/1/2008	12/31/2008	Ratios	Period
JNL/AIM International Growth Fund
Class A	$ 1,000.00	$ 671.70	1.04%	$ 4.37	$ 1,000.00	$ 1,014.74	1.04%	$ 5.27
Class B	1,000.00	672.20	0.84	3.53	1,000.00	1,016.74	0.84	4.26
JNL/AIM Large Cap Growth Fund
Class A	1,000.00	699.20	0.98	4.19	1,000.00	1,015.38	0.98	4.96
Class B	1,000.00	700.00	0.78	3.33	1,000.00	1,017.38	0.78	3.96
JNL/AIM Global Real Estate Fund
Class A	1,000.00	663.20	1.04	4.35	1,000.00	1,014.74	1.04	5.27
Class B	1,000.00	663.50	0.84	3.51	1,000.00	1,016.70	0.84	4.26
JNL/AIM Small Cap Growth Fund
Class A	1,000.00	679.20	1.16	4.90	1,000.00	1,013.56	1.16	5.87
Class B	1,000.00	679.70	0.96	4.05	1,000.00	1,015.58	0.96	4.86
JNL/Capital Guardian Global Balanced Fund
Class A	1,000.00	752.40	1.02	4.49	1,000.00	1,014.93	1.02	5.17
Class B	1,000.00	752.50	0.82	3.61	1,000.00	1,016.98	0.82	4.16
JNL/Capital Guardian Global Diversified Research Fund
Class A	1,000.00	633.70	1.10	4.52	1,000.00	1,014.16	1.10	5.57
Class B	1,000.00	634.40	0.90	3.70	1,000.00	1,016.14	0.90	4.56
JNL/Capital Guardian International Small Cap Fund
Class A	1,000.00	555.00	1.31	5.12	1,000.00	1,012.06	1.31	6.63
Class B	1,000.00	556.20	1.11	4.34	1,000.00	1,014.09	1.11	5.62
JNL/Capital Guardian U.S. Growth Equity Fund
Class A	1,000.00	659.30	0.99	4.13	1,000.00	1,015.25	0.99	5.01
Class B	1,000.00	660.20	0.79	3.30	1,000.00	1,017.25	0.79	4.01
JNL/Credit Suisse Global Natural Resources Fund
Class A	1,000.00	452.20	1.04	3.80	1,000.00	1,014.69	1.04	5.27
Class B	1,000.00	453.10	0.85	3.10	1,000.00	1,016.65	0.85	4.31
JNL/Credit Suisse Long/Short Fund
Class A	1,000.00	714.00	1.53	6.59	1,000.00	1,009.85	1.53	7.73
Class B	1,000.00	715.00	1.33	5.73	1,000.00	1,011.83	1.33	6.73
JNL/Eagle Core Equity Fund
Class A	1,000.00	708.60	0.96	4.12	1,000.00	1,015.56	0.96	4.86
Class B	1,000.00	708.90	0.76	3.26	1,000.00	1,017.56	0.76	3.85
JNL/Eagle SmallCap Equity Fund
Class A	1,000.00	658.20	1.03	4.29	1,000.00	1,014.84	1.03	5.22
Class B	1,000.00	659.20	0.83	3.46	1,000.00	1,016.83	0.83	4.21
JNL/Franklin Templeton Founding Strategy Fund
Class A	1,000.00	720.00	0.06	0.26	1,000.00	1,024.58	0.06	0.31
JNL/Franklin Templeton Global Growth Fund
Class A	1,000.00	691.80	1.11	4.72	1,000.00	1,014.08	1.11	5.62
Class B	1,000.00	693.00	0.91	3.87	1,000.00	1,016.07	0.91	4.61
JNL/Franklin Templeton Income Fund
Class A	1,000.00	732.60	1.00	4.36	1,000.00	1,015.16	1.00	5.07
Class B	1,000.00	733.80	0.80	3.49	1,000.00	1,017.16	0.80	4.06

Disclosure of Fund Expenses (Unaudited) (continued)

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	7/1/2008	12/31/2008	Ratios	Period	7/1/2008	12/31/2008	Ratios	Period
JNL/Franklin Templeton Mutual Shares Fund
Class A	$1,000.00	$ 733.80	1.08%	$ 4.71	$1,000.00	$1,014.36	1.08%	$ 5.47
Class B	1,000.00	733.50	0.88	3.83	1,000.00	1,016.35	0.88	4.46
JNL/Franklin Templeton Small Cap Value Fund
Class A	1,000.00	699.70	1.16	4.96	1,000.00	1,013.57	1.16	5.87
Class B	1,000.00	700.90	0.96	4.10	1,000.00	1,015.57	0.96	4.86
JNL/Goldman Sachs Core Plus Bond Fund
Class A	1,000.00	970.10	0.89	4.41	1,000.00	1,016.21	0.89	4.51
Class B	1,000.00	970.60	0.69	3.42	1,000.00	1,018.21	0.69	3.50
JNL/Goldman Sachs Emerging Markets Debt Fund
Class A	1,000.00	1,000.00	1.11	5.58	1,000.00	1,014.05	1.11	5.62
Class B	1,000.00	1,000.00	0.91	4.57	1,000.00	1,016.07	0.91	4.61
JNL/Goldman Sachs Mid Cap Value Fund
Class A	1,000.00	660.20	1.04	4.34	1,000.00	1,014.77	1.04	5.27
Class B	1,000.00	660.20	0.84	3.51	1,000.00	1,016.75	0.84	4.26
JNL/Goldman Sachs Short Duration Bond Fund
Class A	1,000.00	952.10	0.75	3.68	1,000.00	1,017.66	0.75	3.80
Class B	1,000.00	953.40	0.54	2.65	1,000.00	1,019.69	0.54	2.74
JNL/JPMorgan International Value Fund
Class A	1,000.00	635.70	1.02	4.19	1,000.00	1,014.90	1.02	5.17
Class B	1,000.00	635.90	0.83	3.41	1,000.00	1,016.88	0.83	4.21
JNL/JPMorgan MidCap Growth Fund
Class A	1,000.00	602.40	1.02	4.11	1,000.00	1,014.92	1.02	5.17
Class B	1,000.00	603.40	0.82	3.30	1,000.00	1,016.90	0.82	4.16
JNL/JPMorgan U.S. Government and Quality Bond Fund
Class A	1,000.00	1,051.90	0.75	3.87	1,000.00	1,017.63	0.75	3.80
Class B	1,000.00	1,052.60	0.55	2.84	1,000.00	1,019.65	0.55	2.79
JNL/Lazard Emerging Markets Fund
Class A	1,000.00	546.30	1.30	5.05	1,000.00	1,012.09	1.30	6.58
Class B	1,000.00	546.70	1.10	4.28	1,000.00	1,014.11	1.10	5.57
JNL/Lazard Mid Cap Equity Fund
Class A	1,000.00	671.20	1.02	4.28	1,000.00	1,014.91	1.02	5.17
Class B	1,000.00	671.20	0.82	3.44	1,000.00	1,016.89	0.82	4.16
JNL/Lazard Small Cap Equity Fund
Class A	1,000.00	674.00	1.06	4.46	1,000.00	1,014.55	1.06	5.37
Class B	1,000.00	675.00	0.86	3.62	1,000.00	1,016.53	0.86	4.36
JNL/M&G Global Basics Fund
Class A	1,000.00	1,000.00	1.24	6.23	1,000.00	1,012.78	1.24	6.27
Class B	1,000.00	1,000.00	1.03	5.18	1,000.00	1,014.82	1.03	5.22
JNL/M&G Global Leaders Fund
Class A	1,000.00	1,000.00	65.36	328.59	1,000.00	371.58	65.36	225.34
Class B	1,000.00	1,000.00	1.03	5.18	1,000.00	1,014.85	1.03	5.22
JNL/Mellon Capital Management 10 x 10 Fund
Class A	1,000.00	709.00	0.06	0.26	1,000.00	1,024.57	0.06	0.31
JNL/Mellon Capital Management Index 5 Fund
Class A	1,000.00	755.70	0.06	0.26	1,000.00	1,024.58	0.06	0.31

JNL/Mellon Capital Management European 30 Fund
Class A	1,000.00	1,000.00	0.85	4.27	1,000.00	1,016.68	0.85	4.31
Class B	1,000.00	1,000.00	0.03	0.15	1,000.00	1,024.84	0.03	0.15
JNL/Mellon Capital Management Pacific Rim 30 Fund
Class A	1,000.00	1,000.00	27.96	140.56	1,000.00	745.58	27.96	122.68
Class B	1,000.00	1,000.00	0.61	3.07	1,000.00	1,019.01	0.61	3.10
JNL/Mellon Capital Management S&P 500 Index Fund
Class A	1,000.00	709.70	0.57	2.45	1,000.00	1,019.44	0.57	2.89
Class B	1,000.00	710.10	0.37	1.59	1,000.00	1,021.45	0.37	1.88
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Class A	1,000.00	651.00	0.58	2.41	1,000.00	1,019.38	0.58	2.94
Class B	1,000.00	651.50	0.38	1.58	1,000.00	1,021.37	0.38	1.93
JNL/Mellon Capital Management Small Cap Index Fund
Class A	1,000.00	717.80	0.60	2.59	1,000.00	1,019.15	0.60	3.05
Class B	1,000.00	719.10	0.40	1.73	1,000.00	1,021.15	0.40	2.03
JNL/Mellon Capital Management International Index Fund
Class A	1,000.00	641.70	0.66	2.72	1,000.00	1,018.58	0.66	3.35
Class B	1,000.00	642.30	0.46	1.90	1,000.00	1,020.58	0.46	2.34
JNL/Mellon Capital Management Bond Index Fund
Class A	1,000.00	1,026.90	0.61	3.11	1,000.00	1,019.08	0.61	3.10
Class B	1,000.00	1,027.20	0.41	2.09	1,000.00	1,021.08	0.41	2.08
JNL/Mellon Capital Management Enhanced S&P 500 Stock
Index Fund
Class A	1,000.00	717.00	0.78	3.37	1,000.00	1,017.36	0.78	3.96
Class B	1,000.00	717.60	0.58	2.50	1,000.00	1,019.37	0.58	2.94

Disclosure of Fund Expenses (Unaudited) (continued)

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	7/1/2008	12/31/2008	Ratios	Period	7/1/2008	12/31/2008	Ratios	Period
JNL/Oppenheimer Global Growth Fund
Class A	$1,000.00	$683.10	1.07%	$4.53	$1,000.00	$1,014.47	1.07%	$ 5.42
Class B	1,000.00	684.60	0.87	3.68	1,000.00	1,016.45	0.87	4.41
JNL/PAM Asia ex-Japan Fund
Class A	1,000.00	608.40	1.30	5.26	1,000.00	1,012.15	1.30	6.58
Class B	1,000.00	609.70	1.10	4.45	1,000.00	1,014.18	1.10	5.57
JNL/PAM China-India Fund
Class A	1,000.00	633.20	1.42	5.83	1,000.00	1,010.89	1.42	7.18
Class B	1,000.00	633.80	1.23	5.05	1,000.00	1,012.86	1.23	6.22
JNL/PIMCO Real Return Fund
Class A	1,000.00	916.40	0.81	3.90	1,000.00	1,017.08	0.81	4.11
Class B	1,000.00	916.50	0.61	2.94	1,000.00	1,019.05	0.61	3.10
JNL/PIMCO Total Return Bond Fund
Class A	1,000.00	994.10	0.80	4.01	1,000.00	1,017.12	0.80	4.06
Class B	1,000.00	995.40	0.60	3.01	1,000.00	1,019.12	0.60	3.05
JNL/PPM America Core Equity Fund
Class A	1,000.00	713.60	0.96	4.14	1,000.00	1,015.54	0.96	4.86
Class B	1,000.00	714.60	0.76	3.28	1,000.00	1,017.54	0.76	3.85
JNL/PPM America High Yield Bond Fund
Class A	1,000.00	710.60	0.79	3.40	1,000.00	1,017.21	0.79	4.01
Class B	1,000.00	711.20	0.59	2.54	1,000.00	1,019.20	0.59	2.99
JNL/PPM America Mid Cap Value Fund
Class A	1,000.00	603.20	1.06	4.27	1,000.00	1,014.56	1.06	5.37
Class B	1,000.00	603.80	0.86	3.47	1,000.00	1,016.55	0.86	4.36
JNL/PPM America Small Cap Value Fund
Class A	1,000.00	664.10	1.06	4.43	1,000.00	1,014.57	1.06	5.37
Class B	1,000.00	665.10	0.86	3.60	1,000.00	1,016.58	0.86	4.36
JNL/PPM America Value Equity Fund
Class A	1,000.00	653.90	0.86	3.58	1,000.00	1,016.54	0.86	4.36
Class B	1,000.00	655.20	0.66	2.75	1,000.00	1,018.50	0.66	3.35
JNL/Red Rocks Listed Private Equity Fund
Class A	1,000.00	1,000.00	1.22	6.13	1,000.00	1,012.97	1.22	6.17
Class B	1,000.00	1,000.00	1.02	5.13	1,000.00	1,014.94	1.02	5.17
JNL/S&P Managed Conservative Fund
Class A	1,000.00	892.00	0.19	0.90	1,000.00	1,023.27	0.19	0.97
JNL/S&P Managed Moderate Fund
Class A	1,000.00	824.80	0.18	0.83	1,000.00	1,023.34	0.18	0.92
JNL/S&P Managed Moderate Growth Fund
Class A	1,000.00	772.40	0.16	0.71	1,000.00	1,023.55	0.16	0.81
JNL/S&P Managed Growth Fund
Class A	1,000.00	706.70	0.16	0.69	1,000.00	1,023.50	0.16	0.81
JNL/S&P Managed Aggressive Growth Fund
Class A	1,000.00	672.10	0.18	0.76	1,000.00	1,023.31	0.18	0.92
JNL/S&P Retirement Income Fund
Class A	1,000.00	853.00	0.19	0.88	1,000.00	1,023.28	0.19	0.97

JNL/S&P Retirement 2015 Fund
Class A	1,000.00	753.80	0.19	0.84	1,000.00	1,023.24	0.19	0.97
JNL/S&P Retirement 2020 Fund
Class A	1,000.00	725.70	0.19	0.82	1,000.00	1,023.28	0.19	0.97
JNL/S&P Retirement 2025 Fund
Class A	1,000.00	705.50	0.19	0.81	1,000.00	1,023.27	0.19	0.97
JNL/S&P Disciplined Moderate Fund
Class A	1,000.00	788.60	0.19	0.85	1,000.00	1,023.28	0.19	0.97
JNL/S&P Disciplined Moderate Growth Fund
Class A	1,000.00	719.10	0.19	0.82	1,000.00	1,023.28	0.19	0.97
JNL/S&P Disciplined Growth Fund
Class A	1,000.00	685.10	0.19	0.80	1,000.00	1,023.28	0.19	0.97
JNL/S&P Moderate Retirement Strategy Fund
Class A	1,000.00	861.30	0.59	2.76	1,000.00	1,019.22	0.59	2.99
JNL/S&P Moderate Growth Retirement Strategy Fund
Class A	1,000.00	795.40	0.55	2.48	1,000.00	1,019.61	0.55	2.79

Disclosure of Fund Expenses (Unaudited) (continued)

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	7/1/2008	12/31/2008	Ratios	Period	7/1/2008	12/31/2008	Ratios	Period

JNL/S&P Growth Retirement Strategy Fund
Class A	$1,000.00	$737.50	0.61%	$2.66	$1,000.00	$1,019.07	0.61%	$3.10
JNL/S&P Competitive Advantage Fund
Class A	1,000.00	755.50	0.71	3.13	1,000.00	1,018.03	0.71	3.60
Class B	1,000.00	752.70	0.51	2.25	1,000.00	1,020.07	0.51	2.59
JNL/S&P Dividend Income & Growth Fund
Class A	1,000.00	878.20	0.70	3.30	1,000.00	1,018.09	0.70	3.55
Class B	1,000.00	879.20	0.50	2.36	1,000.00	1,020.10	0.50	2.54
JNL/S&P Intrinsic Value Fund
Class A	1,000.00	708.90	0.71	3.05	1,000.00	1,018.08	0.71	3.60
Class B	1,000.00	710.00	0.51	2.19	1,000.00	1,020.05	0.51	2.59
JNL/S&P Total Yield Fund
Class A	1,000.00	700.40	0.70	2.99	1,000.00	1,018.11	0.70	3.55
Class B	1,000.00	703.60	0.50	2.14	1,000.00	1,020.13	0.50	2.54
JNL/S&P 4 Fund
Class A	1,000.00	769.30	0.06	0.27	1,000.00	1,024.59	0.06	0.31
JNL/Select Balanced Fund
Class A	1,000.00	842.50	0.78	3.61	1,000.00	1,017.30	0.78	3.96
Class B	1,000.00	843.40	0.58	2.69	1,000.00	1,019.30	0.58	2.94
JNL/Select Money Market Fund
Class A	1,000.00	1,008.70	0.57	2.88	1,000.00	1,019.44	0.57	2.89
Class B	1,000.00	1,009.70	0.37	1.87	1,000.00	1,021.45	0.37	1.88
JNL/Select Value Fund
Class A	1,000.00	734.60	0.83	3.62	1,000.00	1,016.80	0.83	4.21
Class B	1,000.00	735.80	0.63	2.75	1,000.00	1,018.81	0.63	3.20
JNL/T. Rowe Price Established Growth Fund
Class A	1,000.00	635.70	0.90	3.70	1,000.00	1,016.10	0.90	4.56
Class B	1,000.00	636.20	0.70	2.88	1,000.00	1,018.10	0.70	3.55
JNL/T. Rowe Price Mid-Cap Growth Fund
Class A	1,000.00	635.00	1.02	4.19	1,000.00	1,014.93	1.02	5.17
Class B	1,000.00	635.60	0.82	3.37	1,000.00	1,016.93	0.82	4.16
JNL/T. Rowe Price Value Fund
Class A	1,000.00	668.80	0.97	4.07	1,000.00	1,015.48	0.97	4.91
Class B	1,000.00	669.00	0.77	3.23	1,000.00	1,017.47	0.77	3.90

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by the number of days in the most recent 12-month period (to reflect the most recent 6-month period). Funds with less than 6-month's history are not presented in the table.

Additional Disclosure

Quarterly Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the Registrant by calling the Fund toll-free at 800-766-4683.

Proxy Voting Guidelines

JNAM, the Funds’ adviser, is responsible for exercising the voting rights associated with the securities purchased and/or held by the Funds. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2008 are available (1) without charge, upon request by calling 1-800-766-4683 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7799 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002 (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the Securities and Exchange Commission’s website at www.sec.gov.

TRUSTEES AND OFFICERS OF JNL SERIES TRUST ("TRUST")

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Interested Trustee
Mark D. Nerud (42) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present) President and Chief Executive Officer (12/06 to present)	121

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

President of the Adviser (1/07 to present); Chief Financial Officer of the Adviser (11/00 to 1/07) and Managing Board Member of the Adviser (11/00 to 11/03) (1/07 to present); President and CEO of other Investment Companies advised by the Adviser (12/06 to present); Vice President (8/97 to 12/06), Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser (12/02 to 12/06); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/00 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

Disinterested Trustees
Michael Bouchard (52) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/03 to present)	121
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Sheriff, Oakland County, Michigan (1/99 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

William J. Crowley, Jr. (63) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	121
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Partner (Baltimore Office) – Arthur Andersen LLP (2001 to 2002); Board Member of various corporate boards (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:

Director of Foundation Coal Holdings, Inc.; Director of Bio Veris Corporation (from 5/04 until 6/07 when the company was acquired); Director of Provident Bankshares Corporation

Dominic D’Annunzio (70) 1 Corporate Way Lansing, MI 48951	Chairman of the Board [2] (2/04 to present) Trustee [2] (2/02 to present)	121
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) and (8/97 to 5/98)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

Michelle Engler (50) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/03 to present)	121
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director of Federal Home Loan Mortgage Corporation (2001 to 9/2008)

[1] Mr. Nerud is an “interested person” of the Trust due to his position with Jackson National Life Insurance Company®, which is the parent company of Jackson National Asset Management, LLC.
[2] The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Disinterested Trustees
James Henry, Ph.D. (70) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	121
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

Richard McLellan (66) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/94 to present)	121
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Dykema Gossett PLLC (Law Firm)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Member of the Board of Directors of ITC Holdings Corp. (11/2007 to present)

William R. Rybak (57) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	121
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:

Chairman of the Board of Trustees of Lewis University; Member of the Board since 1982; Member of the Board of Directors of Howe Barnes Investments, Inc. since 2001; Member of the Boards of each of the Calamos Mutual Funds since 2002 (overseeing portfolios); Member of the Board of Directors of The PrivateBancorp since 2003; Chairman of the Board of Trustees of St. Coletta’s of Illinois; and Member of the Board since 2000

Patricia A. Woodworth (53) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	121

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present); Executive Vice President for Finance and Administration, Chief Financial Officer, Art Institute of Chicago (2002 to 11/2007)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

Officers
Karen J. Buiter (43) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/08 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Vice President – Fund Reporting of the Adviser (4/08 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (12/08 to present); Treasurer of Henderson Global Funds (2/04 to 3/08); Assistant Controller of Code, Hennessy & Simmons LLC (2002 to 2004)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

Kelly L. Crosser (36) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/07 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Secretary of other Investment Companies advised by the Adviser (9/07 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/07 to present); Mutual Fund Compliance Analyst of Jackson National Life Insurance Company (2/06 to 4/07): Senior Paralegal of Jackson National Life Insurance Company (6/04 to 2/06); Paralegal of Jackson National Life Insurance Company (7/01 to 6/04)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Officers
Steven J. Fredricks (38) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/05 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/05 to present); Attorney of Jackson National Life Insurance Company (2/02 to 1/05)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

J. Kevin Kenely (54) 1 Corporate Way Lansing, MI 48951	Vice President (2/08 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President of other Investment Companies advised by the Adviser (2/08 to present); Vice President of the Adviser (7/08 to present); Assistant Vice President – Fund Accounting of the Adviser (2/08 to present); Director of Jackson National Life Insurance Company (12/07 to present); Director and Chief Accounting Officer of CTC Holdings, LLC (2006 to 8/07); Director of Spectrum Global Fund Administration LLC (2005 to 2006); Investments Controller of Grantham, Mayo, Van Otterloo & Co. LLC (1999 to 2004)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

Daniel W. Koors (38) 1 Corporate Way Lansing, MI 48951	Vice President, Treasurer and Chief Financial Officer (12/06 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President of the Adviser (1/09 to present) and Chief Financial Officer of the Adviser (1/07 to present); Vice President of the Adviser (1/07 to 12/08); Vice President, Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/06 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (9/06 to 12/06); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/06 to present); Partner of Deloitte & Touche LLP (2003 to June 2006); Senior Manager of Deloitte & Touche LLP (2000 to 2003)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

Michael Piszczek (51) 1 Corporate Way Lansing, MI 48951	Vice President (11/07 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President of other Investment Companies advised by the Adviser (11/07 to present); Assistant Vice President – Tax of the Adviser (11/07 to present); Assistant Vice President – Nuveen Investments (4/99 to 8/07); Assistant Vice President and Assistant Secretary – Nuveen Funds (4/99 to 8/07)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

Susan S. Rhee (37) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (2/04 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Legal Officer (7/04 to present) and Secretary (11/00 to present) of the Adviser; Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser (2/04 to present); Assistant Vice President of Jackson National Life Insurance Company (8/03 to present); Associate General Counsel of Jackson National Life Insurance Company (7/01 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002 or by visiting www.jackson.com.

TRUSTEES AND OFFICERS OF JNL SERIES TRUST (THE "TRUST")

The interested Trustees and Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are disinterested Trustees of the Trust, and the Trust’s Chief Compliance Officer, received from the Trust the compensation amounts indicated for the services as such for the twelve-month period ended December 31, 2008:

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST[1]	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX
Michael Bouchard	$82,743	$0	$0	$128,500[4]
William J. Crowley, Jr.	$81,133	$0	$0	$126,000[5]
Dominic D’Annunzio [3]	$98,841	$0	$0	$153,500[6]
Michelle Engler	$82,743	$0	$0	$128,500
James Henry	$81,133	$0	$0	$126,000
Richard McLellan	$92,402	$0	$0	$143,500
William R. Rybak	$82,743	$0	$0	$128,500
Patricia Woodworth	$90,792	$0	$0	$141,000[7]
Steven J. Fredricks [2]	$145,511	$0	$0	$225,978

[1]

The fees paid to the independent Trustees are paid for combined meetings of all Funds in the Fund Complex. The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the independent Trustees is $1,075,500.

[2]

Mr. Fredricks’ compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex. The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

[3]	Mr. D’Annunzio is an ex officio (non-voting) member of the Governance Committee. Therefore, he does not receive any compensation as a member of the Governance Committee.

[4]	Amount includes $6,425 deferred by Mr. Bouchard.

[5]	Amount includes $75,600 deferred by Mr. Crowley.

[6]	Amount includes $76,750 deferred by Mr. D’Annunzio.

[7]	Amount includes $107,250 deferred by Ms. Woodworth.

JNL SERIES TRUST

(“Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of the Trust (“Board”) oversees the management of each Fund and, as required by law, determines annually whether to approve the Trust’s advisory agreement with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s sub-advisory agreement(s), if applicable.

At a meeting on December 9-10, 2008, the Board, including all of the Independent Trustees, considered information relating to an amendment to the Trust’s investment advisory and management agreement with JNAM (“Advisory Agreement”). In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the amendment to the Advisory Agreement.

In reviewing the Advisory Agreement and considering the information, the Board was advised by outside legal counsel to the Trust, and the Independent Trustees were advised by independent legal counsel. The Board considered the factors it deemed relevant: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of each Fund, (3) its profitability, including an analysis of the cost of providing services and comparative expense information, (4) whether economies of scale may be realized as each Fund grows and whether the fee structure reflects the economies of scale for each Fund’s investors, and (5) other benefits that may accrue to JNAM through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Advisory Agreement.

Before approving the Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Advisory Agreement. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Advisory Agreement is fair and reasonable and in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM.

For each Fund, the Board considered the services to be provided by JNAM, including but not limited to the provision of recordkeeping and compliance services to the Funds. The Board also considered that JNAM would monitor the performance of the various organizations that would provide services to the Fund, including the Funds’ distributor, transfer agent, and custodian. With respect to JNAM’s oversight, the Board noted that JNAM would be responsible for screening and recommending sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the Funds. The Board also considered the investment advisory services to be provided by JNAM.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the Funds, and also reviewed the qualifications, backgrounds and responsibilities of JNAM’s staff who would be responsible for the day-to-day management of the Fund. The Board reviewed information pertaining to JNAM’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM. The Board considered compliance reports about JNAM from the Funds’ CCO.

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, extent, and quality of the services to be provided by JNAM under the Advisory Agreement.

Investment Performance of the Funds

JNL Series Trust - New Funds:

JNL Institutional Alt 20 Fund; JNL Institutional Alt 35 Fund; JNL Institutional Alt 50 Fund; and JNL Institutional Alt 65 Fund. The Board did not consider comparative investment information for any of these Funds because none of the strategies had past performance.

Costs of Services

The Board reviewed the fees to be paid to JNAM. For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated the Fund’s proposed advisory fees compared to the average advisory fees for other funds similar in size, character, and investment strategy (“peer group”).

Further detail considered by the Board regarding the advisory fees of each Fund is set forth below:

JNL Series Trust – New Funds:

JNL Institutional Alt 20 Fund; JNL Institutional Alt 35 Fund; JNL Institutional Alt 50 Fund; and JNL Institutional Alt 65 Fund. The Board considered the Fund’s adviser fee and total expense ratio (including underlying fund expenses) are higher than the Lipper peer group average ratios. The total expense ratio (excluding underlying fund expenses) is also higher than the peer group average. The peer group expense averages are significantly impacted by advisory fee waivers/reimbursements and by funds for which only underlying expenses are charged. Excluding these aforementioned funds, the Fund’s contractual advisory fee is equal to the average and consistent in total (including underlying fund expenses). Additionally, the Fund’s advisory fee includes a 5 basis point breakpoint for net assets in excess of $500 million.

Economies of Scale

The Board considered whether each Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of Funds’ shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase. The Board concluded that the advisory fees in some measure share economies of scale with shareholders.

Other Benefits to JNAM

In evaluating the benefits that may accrue to JNAM through its relationship with each Fund, the Board noted that JNAM and certain of its affiliates would serve the Fund in various capacities, including as adviser, administrator and distributor, and receive compensation from the Fund in connection with providing services to the Funds. The Board considered that each service to be provided to the Fund by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of the Advisory Agreement was fair, reasonable, and in the best interests of each Fund and its shareholders.

SUPPLEMENT DATED NOVEMBER 14, 2008

TO THE PROSPECTUS DATED MARCH 31, 2008

AND

TO THE PROSPECTUS

DATED MARCH 31, 2008, AS AMENDED, OCTOBER 6, 2008

JNL SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective November 14, 2008, in the section entitled “Principal Investment Strategies” for the JNL/Credit Suisse Long/Short Fund, please delete the second paragraph in its entirety and replace it with the following:

The Sub-Adviser generally employs symmetric long and short stock positions around a full market exposure to the S&P 500 Index. Long positions are typically held at 120% of the underlying stock portfolio, and the short constraint is relaxed to a degree allowing short positions of 20% of the underlying stock portfolio. The portfolio, including the net short positions, therefore maintains an expected beta of one to the S&P 500 Index while capturing better performance, in the long-run, than the S&P 500 Index.

Effective November 14, 2008, in the section entitled “Principal Investment Strategies” for the JNL/Credit Suisse Long/Short Fund, please delete the fourth paragraph in its entirety and replace it with the following:

The Sub-Adviser will predominantly invest in large-cap US equities. In addition, the Sub-Adviser in general will maintain characteristics – risk factor exposures, sector and industry weights, etc. – similar to those of the S&P 500 Index.

Effective November 5, 2008, in the section entitled “The Sub-Adviser and Portfolio Management” for the JNL/Goldman Sachs Mid Cap Value Fund, please delete the eighth bullet in its entirety.

Effective November 14, 2008, in the section entitled “The Sub-Adviser and Portfolio Management” for the JNL/PPM America High Yield Bond Fund, please delete the second, third and fourth paragraphs in their entirety and replace it with the following:

Anthony Balestrieri, Senior Managing Director and Scott B. Richards, Senior Managing Director, manage the assets of the Fund. Mr. Balestrieri and Mr. Richards review portfolio holdings, discuss purchase and sale activity, and adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objectives. As of September 30, 2008, PPM’s Public Fixed Income Group managed approximately $39.5 billion in assets, including approximately $5.3 in high yield bond assets for various institutional clients based in the U.S. and abroad. Mr. Balestrieri and Mr. Richards share the ultimate decision making responsibility for the portfolio determinations.

Anthony Balestrieri is a Senior Managing Director and Portfolio Manager of PPM, and is responsible for managing or supervising over $19 billion in public investment grade, high yield, securitized and other fixed income investments. Mr. Balestrieri has over twenty years of investment industry experience. From May 1998 until to joining PPM in June 2003, Mr. Balestrieri was Director of Fixed Income at Merrill Lynch Investment Managers, where he was responsible for the oversight of $16 billion in institutional fixed income assets. Prior to May 1998, Mr. Balestrieri was a Senior Vice President at Mitchell Hutchins Asset Management responsible for the Short-Term Strategies Group. Mr. Balestrieri earned a B.A. in Economics and Business/Government and Law from Lafayette College. Mr. Balestrieri has been the portfolio manager since April 30, 2007.

Scott B. Richards is a Senior Managing Director and Portfolio Manager, and is responsible for managing over $2.5 billion in high yield assets for PPM clients. Mr. Richards has over twenty-five years of investment experience, and joined PPM in June 2008. Prior to joining PPM, Mr. Richards was Senior High Yield Portfolio Manager responsible for all global below investment grade securities for State Street Global Advisers. Prior to joining State Street Global Advisers in October 2006, Mr. Richards was a senior portfolio manager and co-head of high yield at MFS Investment Management and, prior to 2004, Mr. Richards was head of the high yield group at Liberty Funds, a portfolio manager at State Street Research, and an analyst and director of high yield research at Wellington Management Company. Mr. Richards earned a B.A. in Applied Economics from Cornell University and a M.B.A. from the Amos Tuck School at Dartmouth, and is a Chartered Financial Analyst.

Effective November 14, 2008, in the section entitled “The Sub-Adviser and Portfolio Management” for the JNL/PPM America Core Equity Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, and JNL/PPM America Value Equity Fund, please add the following paragraph:

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. All decisions are made by no less than four of the five investment professionals. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund’s investment objectives. PPM’s Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $7.9 billion in assets for various institutional clients based in the U.S. and abroad. Mr. Brody, as head of the team, has the ultimate decision making responsibility for the decisions, but the process reflects the recommendations of the team.

Effective November 14, 2008, in the section entitled “The Sub-Adviser and Portfolio Management” for the JNL/PPM America Core Equity Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, and JNL/PPM America Value Equity Fund, please add the following paragraph:

Kevin R. McCloskey, CFA, is a Senior Managing Director and Portfolio Manager within the Equity Team. Prior to joining PPM in September 2008, spent nine years at Federated Investors, where he most recently served as a Vice-President, Senior Portfolio Manager responsible for large-cap value equity portfolio management. Prior thereto, Mr. McCloskey also worked with Killian Asset Management as a portfolio manager and investment analyst. Before joining the asset management field, Mr. McCloskey was a Captain in the United States Air Force where his duties included program and project management. He holds a BS in Aerospace Engineering from the University of Notre Dame and an MBA from the University of Dayton. Mr. McCloskey completed the Chartered Financial Analyst program in 1997.

This Supplement is dated November 14, 2008.

(To be used with VC4224 10/08, VC5869 10/08, VC5890 10/08, VC5995 10/08, VC3723 10/08, VC5825 10/08, VC5884 10/08, VC5885 10/08, VC3656 03/08, VC5526 03/08, VC3657 03/08, FVC4224FT 03/08, NV4224 10/08, NV3174CE 03/08, NV5526 03/08, NV3784 03/08, NV5869 10/08, NV5890 10/08, NV5825 03/08, HR105 03/08 and VC2440 03/08.)

CMX2546 11/08

NMU2547 11/08

SUPPLEMENT DATED DECEMBER 15, 2008 TO THE PROSPECTUS

DATED MARCH 31, 2008

JNL SERIES TRUST

The following changes apply to the prospectus listed above:

Effective January 20, 2009, the following Funds should be deleted from the list of Funds on the cover page:

JNL/AIM International Growth Fund

JNL/Lazard Mid Cap Equity Fund

Effective January 20, 2009, the following Fund should be added to the list of Funds on the cover page:

JNL/Goldman Sachs Mid Cap Value Fund

Effective January 20, 2009, the footnote should be removed from the JNL/Goldman Sachs Mid Cap Value Fund.

Effective January 20, 2009, the following footnote should be added to JNL/AIM International Growth Fund and JNL/Lazard Mid Cap Equity Fund:

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

Your current allocations in the following Funds will be transferred as follows:

Current Fund Allocations	New Fund Allocations effective January 20, 2009

JNL/AIM International Growth Fund	MFS International Equity Fund*
JNL/Lazard Mid Cap Equity Fund	JNL/Goldman Sachs Mid Cap Value Fund

* The MFS International Equity Fund is not offered as a part of the JNL Series Trust. A separate prospectus for this Fund may be obtained by requesting it from Fidelity Investments at (800) 835-5095.

This Supplement is dated December 15, 2008.

(To be used with HR105 03/08.)

CMC2719 12/08

SUPPLEMENT DATED DECEMBER 15, 2008 TO THE PROSPECTUS

DATED MARCH 31, 2008

JNL SERIES TRUST

The following changes apply to the prospectus listed above:

Effective January 20, 2009, the following Funds should be deleted from the list of Funds on the cover page:

JNL/AIM International Growth Fund

JNL/Lazard Mid Cap Equity Fund

Effective January 20, 2009, the following Fund should be added to the list of Funds on the cover page:

JNL/Goldman Sachs Mid Cap Value Fund

JNL/PPM America Value Equity Fund

Effective January 20, 2009, the following Fund will be available as individual investment option:

JNL/PPM America Value Equity Fund

Effective January 20, 2009, the footnote should be removed from the JNL/Goldman Sachs Mid Cap Value Fund and the JNL/PPM America Value Equity Fund.

Effective January 20, 2009, the following footnote should be added to JNL/AIM International Growth Fund and JNL/Lazard Mid Cap Equity Fund:

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

Effective January 20, 2009, the footnote should be removed from the JNL/PPM America Value Equity Fund.

Your current allocations in the following Funds will be transferred as follows:

Current Fund Allocations	New Fund Allocations effective January 20, 2009

JNL/AIM International Growth Fund	MFS International Equity Fund*
JNL/Lazard Mid Cap Equity Fund	JNL/Goldman Sachs Mid Cap Value Fund

* The MFS International Equity Fund is not offered as a part of the JNL Series Trust. A separate prospectus for this Fund may be obtained by requesting it from Fidelity Investments at (800) 835-5095.

This Supplement is dated December 15, 2008.

(To be used with VC2440 03/08.)

CMC2720 12/08

SUPPLEMENT DATED JANUARY 12, 2009

TO THE PROSPECTUS DATED MARCH 31, 2008

AND

TO THE PROSPECTUS

DATED MARCH 31, 2008, AS AMENDED, OCTOBER 6, 2008

JNL SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective December 2, 2008, in the section entitled “The Sub-Adviser and Portfolio Management” for the JNL/Capital Guardian Global Balanced Fund, please delete the fourteenth paragraph in its entirety and replace it with the following:

Wesley K.-S. Phoa is a senior vice president of Capital International Research, Inc. and manages U.S. Fixed Income portfolios. He is also an investment analyst covering U.S. Government bonds, as well as having responsibilities for Fixed-Income quantitative research. Prior to joining Capital in 1999, he was with Capital Management Sciences in Los Angeles for three years, where he served as vice president and later as director of research. Before that he spent three years with Deutsche Bank in Australia as a quantitative analyst and three years as a mathematics lecturer and research fellow. Dr. Phoa received a PhD in pure mathematics from Trinity College at the University of Cambridge. He also holds a BSc (Honors) from the Australian National University and is based in Los Angeles.

Effective December 2, 2008, in the section entitled “The Sub-Adviser and Portfolio Management” for the JNL/Capital Guardian International Small Cap Fund, please delete the sixth paragraph in its entirety.

Effective January 12, 2009, in the section entitled “Principal Investment Strategies” for the JNL/Franklin Templeton Mutual Shares Fund, please delete the first and second paragraph in its entirety and replace it with the following:

Principal Investment Strategies. Under normal market conditions, the Fund invests mainly in equity securities (including securities convertible into, or that the Sub-Adviser expects to be exchanged for, common or preferred stock) of companies of any nation that the Sub-Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). However as a general rule, the Fund currently invests the equity portion of its portfolio primarily to predominately in companies with market capitalizations greater than $5 billion, with a portion in smaller companies.

The Fund intends to invest up to 35% of its assets in foreign securities, including securities of companies in emerging markets. In addition, from time to time, the Fund may use forward foreign currency exchange contracts to hedge against currency risks when the Sub-Adviser believes it would be advantageous to the Fund to do so. The Fund may invest in fixed-income securities, including, high-yield bonds and unrated securities. The Fund may also invest in illiquid securities and securities with a limited trading market.

This Supplement is dated January 12, 2009.

(To be used with VC4224 10/08, VC5869 10/08, VC5890 10/08, VC5995 10/08, VC3723 10/08, VC5825 10/08, VC5884 10/08, VC5885 10/08, VC3656 03/08, VC5526 03/08, VC3657 03/08, FVC4224FT 03/08, NV4224 10/08, NV3174CE 03/08, NV5526 03/08, NV3784 03/08, NV5869 10/08, NV5890 10/08, NV5825 03/08, HR105 03/08 and VC2440 03/08.)

CMX2848 01/09

NMU2849 01/09

SUPPLEMENT DATED JANUARY 23, 2009

TO THE PROSPECTUS DATED MARCH 31, 2008

AND

TO THE PROSPECTUS

DATED MARCH 31, 2008, AS AMENDED, OCTOBER 6, 2008

JNL SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective January 15, 2009, in the section entitled “The Sub-Adviser and Portfolio Management” for the JNL/Lazard Small Cap Equity Fund, please remove all references to Patrick Mullin.

Effective January 23, 2009, in the section entitled “Principal Investment Strategies” for the JNL/T. Rowe Price Mid-Cap Growth Fund, please delete the second paragraph in its entirety and replace it with the following:

Stock selection is based on a combination of fundamental bottom-up analysis in an effort to identify companies with superior long-term appreciation prospects. In addition, a portion of the portfolio will be invested using T. Rowe Price’s fundamental research. The Portfolio will be broadly diversified, and this should help to mitigate the downside risk attributable to any single poorly-performing security on overall fund performance.

Effective January 23, 2009, in the section entitled “The Sub-Adviser and Portfolio Management” for the JNL/T. Rowe Price Mid-Cap Growth Fund, please delete the second and third paragraphs and replace with the following:

The Fund has an Investment Advisory Committee chaired by Brian W.H. Berghuis. Brian W.H. Berghuis, CFA, is Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is President of the T. Rowe Price Mid-Cap Growth Fund and Chairman of the fund’s Investment Advisory Committee. He joined the firm in 1985. Brian earned an A.B. from Princeton University and an M.B.A. from Harvard Business School. He is a past President of the Baltimore Security Analysts Society. Brian has also earned the Chartered Financial Analyst accreditation.

This Supplement is dated January 23, 2009.

(To be used with VC4224 10/08, VC5869 10/08, VC5890 10/08, VC5995 10/08, VC3723 10/08, VC5825 10/08, VC5884 10/08, VC5885 10/08, VC3656 03/08, VC5526 03/08, VC3657 03/08, FVC4224FT 03/08, NV4224 10/08, NV3174CE 03/08, NV5526 03/08, NV3784 03/08, NV5869 10/08, NV5890 10/08, NV5825 03/08, HR105 03/08 and VC2440 03/08.)

CMX2926 01/09

SUPPLEMENT DATED FEBRUARY 4, 2009

TO THE PROSPECTUS DATED MARCH 31, 2008

AND

TO THE PROSPECTUS

DATED MARCH 31, 2008, AS AMENDED, OCTOBER 6, 2008

JNL SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective April 6, 2009, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund will be merged with the JNL/Mellon Capital Management S&P 500 Index Fund.

ACQUIRING FUND	ACQUIRED FUND
JNL/Mellon Capital Management S&P 500 Index Fund	JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

Effective April 6, 2009, the JNL/Lazard Small Cap Equity Fund will be merged with the JNL/Mellon Capital Management Small Cap Index Fund.

ACQUIRING FUND	ACQUIRED FUND
JNL/Mellon Capital Management Small Cap Index Fund	JNL/Lazard Small Cap Equity Fund

Effective April 6, 2009, the JNL/S&P Growth Retirement Strategy Fund, the JNL/S&P Moderate Growth Retirement Strategy Fund, and JNL/S&P Moderate Retirement Strategy Fund will be merged with the JNL/S&P Disciplined Growth Fund, JNL/S&P Disciplined Moderate Growth Fund, and JNL/S&P Disciplined Moderate Fund.

ACQUIRING FUND	ACQUIRED FUND
JNL/S&P Disciplined Growth Fund	JNL/S&P Growth Retirement Strategy Fund
JNL/S&P Disciplined Moderate Growth Fund	JNL/S&P Moderate Growth Retirement Strategy Fund
JNL/S&P Disciplined Moderate Fund	JNL/S&P Moderate Retirement Strategy Fund

Effective April 6, 2009, the JNL/Credit Suisse Long/Short Fund will increase its long-short active ratio from 120/20 to a range from 100/00 to 140/40. At its December 10, 2008 meeting of the Board of Trustees (“Board”), Jackson National Asset Management, LLC recommended and the Board approved a change in the investment strategy of the JNL/Credit Suisse Long/Short Fund. This change in investment strategy would better enable the sub-adviser, Credit Suisse Asset Management, LLC, to capitalize on market opportunities when they exist.

This Supplement is dated February 4, 2009.

(To be used with VC4224 10/08, VC5869 10/08, VC5890 10/08, VC5995 10/08, VC3723 10/08, VC5825 10/08, VC5884 10/08, VC5885 10/08, VC3656 03/08, VC5526 03/08, VC3657 03/08, FVC4224FT 03/08, VC6016 03/08, NV4224 10/08, NV3174CE 03/08, NV5526 03/08, NV3784 03/08, NV5869 10/08, NV5890 10/08, NV5825 03/08, NV6016 03/08, HR105 03/08 and VC2440 03/08.)

CMX3004 02/09

CMV3005 02/09

SUPPLEMENT DATED FEBRUARY 9, 2009

TO THE PROSPECTUS DATED MARCH 31, 2008

AND

TO THE PROSPECTUS

DATED MARCH 31, 2008, AS AMENDED, OCTOBER 6, 2008

JNL SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective February 5, 2009, in the section entitled “The Sub-Adviser and Portfolio Management” for the JNL/Lazard Mid Cap Equity Fund, please remove all references to Gary Buesser.

This Supplement is dated February 9, 2009.

(To be used with VC4224 10/08, VC5869 10/08, VC5890 10/08, VC5995 10/08, VC3723 10/08, VC5825 10/08, VC5884 10/08, VC5885 10/08, VC3656 03/08, VC5526 03/08, VC3657 03/08, FVC4224FT 03/08, NV4224 10/08, NV3174CE 03/08, NV5526 03/08, NV3784 03/08, NV5869 10/08, NV5890 10/08, NV5825 03/08, HR105 03/08 and VC2440 03/08.)

CMX3023 02/09

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named William J. Crowley, Jr. as an Audit Committee financial expert serving on its Audit Committee. William J. Crowley, Jr. is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2007 and December 31, 2008. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2007	$513,200	$38,180	$113,100	$0
2008	$614,340	$54,455	$148,960	$0

The above Audit-Related Fees for 2007 and 2008 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s Rule 17f-2 security counts.

The above Tax Fees for 2007 and 2008 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2007	$45,000	$0	$0
2008	$49,000	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an internal control review pursuant to Statement of Auditing Standards No. 70 of the adviser and administrator of the registrant.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditor’s independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2007 was $196,280. As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2008 was $252,415.

(h) For the fiscal years ending December 31, 2007 and December 31, 2008, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

(a)        Below is a Schedule I – Investments in securities of unaffiliated issuers for the JNL/Capital Guardian International Small Cap Fund, the JNL/Credit Suisse Long/Short Fund, the JNL/Franklin Templeton Income Fund, the JNL/Franklin Templeton Mutual Shares Fund, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management Small Cap Index Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, and the JNL/T. Rowe Price Value Fund for which a summary schedule of investments was provided in the Annual Report, December 31, 2008, pursuant to §210.12 – 12C of Regulation S-X.

JNL Series Trust
Schedule of Investments (in thousands)
December 31, 2008

	Shares/Par/Contracts (q)	Value
JNL/Capital Guardian International Small Cap Fund
COMMON STOCKS - 87.2%
CONSUMER DISCRETIONARY - 15.3%
ABC-Mart Inc. (e)	10	$ 373
Alexon Group Plc	192	36
ANTA Sports Products Ltd.	441	203
Bloomsbury Publishing Plc	83	190
Burani Designer Holding NV	40	78
Centaur Media Plc	37	19
Cheil Worldwide Inc.	1	226
Eaga Plc	92	196
ElringKlinger AG (e)	29	279
Exedy Corp.	21	205
Fairpoint Group Plc	145	79
Future Plc	303	80
Gaming VC Holdings SA	75	109
GKN Plc	102	142
Hankook Tire Co. Ltd.	6	74
Hellenic Duty Free Shops SA	22	178
JB Hi-Fi Ltd. (e)	88	598
Kingdom Hotel Investments	28	28
Le Chateu Inc.	8	47
MegaStudy Co. Ltd.	2	247
Mothercare Plc	12	59
Nexity	10	152
Nishimatsuya Chain Co. Ltd. (e)	25	229
Proto Corp.	28	596
Rodriguez Group (c)	9	16
SAF-Holland SA	22	37
Shimachu Co. Ltd.	17	385
Sogefi SpA	125	220
Sportech Plc	82	75
Sumitomo Rubber Industries Inc.	27	235
Tecmo Ltd. (e)	40	362
UTV Media Plc	43	69
Xebio Co. Ltd. (e)	28	544
Yell Group Plc	191	118
Zenrin Co. Ltd. (e)	30	361
		6,845
CONSUMER STAPLES - 9.4%
Cawachi Ltd.	3	68
Cloetta Fazer AB (c)	14	45
Davide Campari-Milano SpA	150	1,039
Drogasil SA	50	216
Hite Brewery Co. Ltd. (c)	1	146
Hypermarcas SA (c) (t) (u)	13	74
MARR SpA	55	422
Milbon Co. Ltd.	15	412
Olam International Ltd. (t) (u)	381	307
Sundrug Co. Ltd. (e)	40	1,100
Tassal Group Ltd. (e)	239	340

Viterra Inc.	9	67
		4,236
ENERGY - 3.0%
CIC Energy Corp.	41	61
Dockwise Ltd. (c)	302	173
Flex LNG Ltd. (c)	106	276
Painted Pony Petroleum Ltd.	39	38
Precision Drilling Trust	10	77
Premier Oil Plc (c) (e)	21	299
Straits Asia Resources Ltd. (e)	444	243
UEX Corp.	215	115
Vermilion Energy Trust	4	81
		1,363
FINANCIALS - 9.1%
Ascendas India Trust	521	165
Ascendas Real Estate Investment Trust	107	103
Bolsas y Mercados Espanoles	14	369
CapitaCommercial Trust	115	72
CapitaMall Trust (e)	126	140
Close Brothers Group Plc (e)	30	233
E-L Financial Corp. Ltd.	1	255
Espirito Santo Financial Group SA	16	240
Iwai Securities Co. Ltd.	49	398
Kagawa Bank Ltd. (e)	51	275
Korean Reinsurance Co.	58	508
Liontrust Asset Management Plc	25	36
Mah Sing Group Berhad	206	95
Orix JREIT Inc.	-	95
Shaftesbury Plc	13	66
Sparebanken Midt-Norge	24	107
Sparebanken Nord-Norge	15	95
Sumitomo Real Estate Sales Co. Ltd.	13	408
Sun Frontier Fudousan Co. Ltd.	-	47
Tokyo Tomin Bank Ltd. (e)	21	343
Westport Innovations Inc.	3	17
		4,067
HEALTH CARE - 12.2%
As One Corp.	8	159
Biovail Corp.	13	122
Genmab A/S (c)	25	955
Hogy Medical Co. Ltd.	1	68
MANI Inc. (e)	19	1,139
Nakanishi Inc. (e)	18	1,166
Nestor Healthcare Group Plc	160	47
Omega Pharma SA	21	779
Pharmstandard OJSC	15	163
Sysmex Corp. (e)	23	820
Theratechnologies Inc.	17	28
		5,446
INDUSTRIALS - 17.3%

Amano Corp. (e)	46	360
Atkins (WS) Plc	4	40
Brunel International NV	30	356
Chiyoda Corp. (e)	77	429
Emeco Holdings Ltd.	387	77
Fenner Plc	29	30
Glory Ltd. (e)	10	202
Harmonic Drive Systems Inc.	-	106
Iino Kaiun Kaisha Ltd. (e)	15	100
Kaba Holding AG	1	235
KCC Engineering & Construction Co. Ltd.	5	85
Kintetsu World Express Inc. (e)	6	118
Kokusai Co. Ltd.	30	114
MISUMI Group Inc.	20	236
Miura Co. Ltd.	39	961
NovaCast AB - Class B (c)	34	30
OPD Group PLC	19	16
Pfleiderer AG	16	152
Pronexus Inc. (e)	10	91
Robert Walters Plc	61	89
S1 Corp.	1	48
Sagami Railway Co. Ltd. (e)	62	276
Sankyu Inc.	60	221
Sato Corp.	31	350
Seco Tools AB - Class B (e)	21	165
Seek Ltd. (e)	389	863
Simrad Optronics ASA (c)	177	81
SMA Solar Technology SA (e)	9	479
Spirax-Sarco Engineering Plc	9	121
Taewoong Co. Ltd.	3	167
Telegate AG	26	223
Titan Europe Plc	103	27
Tocalo Co. Ltd. (e)	55	487
Trafficmaster Plc	109	29
Transpacific Industries Group Ltd.	46	105
Uponor Oyj (e)	12	129
Vitran Corp. Inc.	10	59
WestJet Airlines Ltd.	9	94
		7,751
INFORMATION TECHNOLOGY - 10.2%
Abacus Group Plc	133	102
Acal Plc	69	96
Boewe Systec AG	8	97
COM DEV International Ltd.	45	116
CSR Plc	19	47
Dai-ichi Seiko Co. Ltd.	17	233
Dialog Semiconductor Plc (c) (e)	90	89
Disco Corp. (e)	9	185
Filtronic Plc (c) (e)	156	54
Giant Interactive Group Inc. - ADR (c)	3	19

Halma Plc	30	88
Hamamatsu Photonics KK	24	460
Icom Inc.	18	383
Kontron AG	66	682
Micronics Japan Co. Ltd. (e)	25	213
Monitise Plc (c)	870	38
Morse Plc	63	6
Mosaid Technologies Inc.	12	80
Netease.com - ADR (c)	1	11
Perfect World Ltd. - ADR (c)	3	43
Premier Farnell Plc	67	137
Rotork Plc	12	137
Sandvine Ltd.	44	29
Sandvine Ltd. (c)	86	53
Sepura Ltd.	167	83
Shanda Interactive Entertainment Ltd. - ADR (c)	2	49
Sohu.com Inc. (c)	1	47
Spirent Communications Plc	108	57
Temenos Group AG (c) (e)	29	386
Thomson Intermedia Associates Ltd. (c)	45	15
Wacom Co. Ltd. (e)	-	379
Yamatake Corp.	7	169
		4,583
MATERIALS - 9.5%
Aricom Plc (c) (t) (u)	2,252	254
Banro Corp.	81	82
Banro Corp. (f)	66	102
Delta Plc	151	181
Farallon Resources Ltd.	750	91
Fronteer Development Group Inc.	118	228
Frontera Copper Corp.	146	54
Gem Diamonds Ltd. (c)	13	49
Great Basin Gold Ltd.	52	66
Gunns Ltd. (t) (u)	743	599
Katanga Mining Ltd.	46	15
Kyoei Steel Ltd.	19	384
Labrador Iron Mines Holdings Ltd.	22	8
Labrador Iron Ore Royalty Trust	29	504
Minefinders Corp. (e)	59	290
Namakwa Diamonds Ltd. (c)	95	32
Platmin Ltd.	116	49
Polaris Minerals Corp.	34	42
Red Back Mining Inc.	39	271
Resin Systems Inc.	745	84
Rhodia SA	14	89
Steico AG	6	17
Western Goldfields Inc.	454	721
Whitemud Resources Inc.	50	39
		4,251
TELECOMMUNICATION SERVICES - 0.4%

Freenet AG (c)	30	180

UTILITIES - 0.8%
Elia System Operator SA	9	303
Emp Distribuidora y Comercializadora Norta SA - ADR (c)	7	28
Hoshizaki Electric Co. Ltd.	3	28
		359

Total Common Stocks (cost $73,689)		39,081

PREFERRED STOCKS - 0.3%
HEALTH CARE - 0.2%
Biotest AG	2	109

INDUSTRIALS - 0.1%
Grafton Group Plc	17	55

Total Preferred Stocks (cost $254)		164

INVESTMENT FUNDS - 3.0%
SPDR S&P International Small Cap ETF	72	1,337

Total Investment Funds (cost $1,211)		1,337

WARRANTS - 0.1%
Aricom Plc, Strike 0.80, 05/06/10 (c)	153	2
Minefinders Corp. (c)	19	37
Petaquilla Copper Ltd. (c) (f)	182	-

Total Warrants (cost $83)		39

CORPORATE BONDS AND NOTES - 0.1%
CONSUMER STAPLES - 0.1%
Olam International Ltd., 1.00%, 07/03/13 (f)	$ 100	65

Total Corporate Bonds and Notes (cost $45)		65

SHORT TERM INVESTMENTS - 25.2%
Mutual Funds - 9.1%
JNL Money Market Fund, 1.07% (a) (h)	4,061	4,061

Securities Lending Collateral - 16.1%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	7,452	7,218
Mellon GSL Reinvestment Trust II (d) (f) (u)	212	-
		7,218

Total Short Term Investments (cost $11,725)		11,279

Total Investments - 115.9% (cost $87,007)		51,965
Other Assets and Liabilities, Net - (15.9%)		-7,130

Total Net Assets - 100%		$ 44,835

JNL/Credit Suisse Long/Short Fund
COMMON STOCKS - 115.8%
CONSUMER DISCRETIONARY - 13.8%
99 Cents Only Stores (c)	4	$ 46
Aaron Rents Inc. (n)	5	141
Abercrombie & Fitch Co. - Class A (n)	7	157
Aeropostale Inc. (c)	4	64
Amazon.com Inc. (c)	-	5
American Eagle Outfitters Inc.	4	35
American Greetings Corp.	3	20
AnnTaylor Stores Corp. (c)	-	2
Apollo Group Inc. - Class A (c)	-	15
Arbitron Inc.	1	7
Autoliv Inc.	2	43
Bally Technologies Inc. (c)	1	26
Barnes & Noble Inc.	2	36
Bebe Stores Inc.	2	14
Big Lots Inc. (c) (n)	3	43
BJ’s Restaurants Inc. (c)	1	6
Blyth Inc.	-	2
BorgWarner Inc. (n)	3	59
Brinker International Inc.	-	3
Buckle Inc.	-	7
Burger King Holdings Inc.	-	2
Callaway Golf Co.	-	2
Capella Education Co. (c)	-	18
Career Education Corp. (c)	3	59
Carnival Corp.	13	314
Carter’s Inc. (c)	1	10
Cato Corp. - Class A	3	48
CBS Corp. - Class B	-	2
Centex Corp.	1	6
Childrens Place Retail Stores Inc. (c)	-	7
Cinemark Holdings Inc.	1	7
Citi Trends Inc. (c)	1	7
Comcast Corp. - Class A (n)	6	103
Corinthian Colleges Inc. (c)	2	34
Darden Restaurants Inc.	4	110
DeVry Inc.	-	6
Dick’s Sporting Goods Inc. (c) (n)	2	30
Dillard’s Inc. - Class A	-	1
Discovery Communications Inc. (c)	-	3
DISH Network Corp. (c)	9	101
Dollar Tree Inc. (c)	2	84
DreamWorks Animation SKG Inc. (c)	4	88
Eastman Kodak Co. (n)	11	69
Expedia Inc. (c)	8	69
Family Dollar Stores Inc.	3	76

FGX International Holdings Ltd. (c)	-	4
Foot Locker Inc. (n)	5	38
Ford Motor Co. (c)	6	14
Fortune Brands Inc.	-	8
Fossil Inc. (c)	-	5
GameStop Corp. - Class A (c) (n)	10	208
Gannett Co. Inc.	-	2
General Motors Corp.	2	6
Gentex Corp.	3	26
Genuine Parts Co.	1	27
Goodyear Tire & Rubber Co. (c)	-	1
Guess? Inc.	3	48
Gymboree Corp. (c)	-	3
H&R Block Inc.	1	14
Harman International Industries Inc.	5	79
Harte-Hanks Inc.	-	1
Haverty Furniture Cos. Inc.	1	6
HSN Inc. (c)	1	6
Interactive Data Corp.	2	44
Interpublic Group of Cos. Inc. (c)	2	10
Interval Leisure Group Inc. (c)	1	4
J Crew Group Inc. (c)	1	6
Jack in the Box Inc. (c)	-	4
John Wiley & Sons Inc.	2	68
Johnson Controls Inc.	4	78
Jones Apparel Group Inc.	1	3
Leggett & Platt Inc.	2	23
Liberty Global Inc. - Class A (c)	-	2
Limited Brands Inc.	6	60
Macy’s Inc.	5	51
Martha Stewart Living Omnimedia Inc. (c)	-	-
Marvel Entertainment Inc. (c)	4	123
McGraw-Hill Cos. Inc.	-	2
MDC Holdings Inc.	2	61
New York Times Co. - Class A	1	5
News Corp. - Class A (n)	36	323
Office Depot Inc. (c)	1	4
Omnicom Group Inc. (n)	8	210
Penske Auto Group Inc.	2	14
PetMed Express Inc. (c)	1	9
PF Chang’s China Bistro Inc. (c)	1	19
Phillips-Van Heusen Corp.	1	16
Priceline.com Inc. (c)	-	22
RadioShack Corp. (n)	8	99
Regal Entertainment Group - Class A (n)	16	163
Regis Corp.	1	16
Rent-A-Center Inc. (c)	-	7
Ross Stores Inc.	7	214
Scientific Games Corp. - Class A (c)	-	4
Scripps Networks Interactive Inc.	1	11

Sears Holdings Corp. (c)	-	16
Service Corp. International	1	3
Snap-On Inc.	2	79
Sonic Corp. (c)	1	11
Speedway Motorsports Inc.	3	53
thinkorswim Group Inc. (c)	-	1
Ticketmaster Entertainment Inc. (c)	1	5
Time Warner Inc.	52	526
Tractor Supply Co. (c)	2	65
Tupperware Brands Corp.	2	36
UniFirst Corp.	-	12
Urban Outfitters Inc. (c)	-	6
Viacom Inc. - Class B (c)	8	154
WABCO Holdings Inc.	-	3
Walt Disney Co.	12	263
Warner Music Group Corp.	1	4
Washington Post Co.	-	78
Wendy’s/Arby’s Group Inc.	4	18
Williams-Sonoma Inc.	8	61
WMS Industries Inc. (c)	7	186
Wolverine World Wide Inc.	1	11
World Wrestling Entertainment Inc.	2	27
Wyndham Worldwide Corp.	1	6
Wynn Resorts Ltd. (c)	-	8
		5,790
CONSUMER STAPLES - 9.8%
Alberto-Culver Co. (n)	12	287
Altria Group Inc. (n)	38	577
Archer-Daniels-Midland Co. (n)	7	202
BJ’s Wholesale Club Inc. (c) (n)	2	82
Boston Beer Co. Inc. - Class A (c)	-	6
Brown-Forman Corp. - Class B	-	10
Central European Distribution Corp. (c)	-	4
Chiquita Brands International Inc. (c)	3	40
Corn Products International Inc.	1	26
Costco Wholesale Corp.	1	32
Dean Foods Co. (c)	5	83
Del Monte Foods Co.	14	102
Dr. Pepper Snapple Group Inc. (c)	1	21
Elizabeth Arden Inc. (c)	1	16
Estee Lauder Cos. Inc.	7	207
Flowers Foods Inc. (n)	4	95
Hormel Foods Corp.	1	22
Lorillard Inc.	3	163
McCormick & Co. Inc.	4	118
Molson Coors Brewing Co. (n)	2	113
NBTY Inc. (c)	1	13
Pantry Inc. (c)	1	19
Pepsi Bottling Group Inc.	-	7
PepsiAmericas Inc. (n)	5	98

Philip Morris International Inc. (n)	10	453
Procter & Gamble Co.	2	111
Ralcorp Holdings Inc. (c)	-	6
Revlon Inc. (c)	1	6
Ruddick Corp.	5	141
Safeway Inc.	-	10
Smart Balance Inc. (c)	1	4
SUPERVALU Inc.	2	28
SYSCO Corp.	-	7
Tyson Foods Inc.	9	74
Vector Group Ltd.	15	204
Walgreen Co.	10	247
Wal-Mart Stores Inc.	7	409
Weis Markets Inc.	1	30
Whole Foods Market Inc.	1	10
Winn-Dixie Stores Inc. (c)	-	6
		4,089
ENERGY - 16.4%
Alpha Natural Resources Inc. (c)	1	18
Arch Coal Inc.	1	18
Atwood Oceanics Inc. (c)	1	17
Baker Hughes Inc. (n)	3	96
Bill Barrett Corp. (c)	1	21
Cameron International Corp. (c)	1	16
Chevron Corp. (n)	18	1,354
Cimarex Energy Co.	-	3
Complete Production Services Inc. (c)	-	2
Comstock Resources Inc. (c)	1	52
Concho Resources Inc. (c)	-	5
ConocoPhillips	19	984
Contango Oil & Gas Co. (c)	1	28
Continental Resources Inc. (c)	-	2
Diamond Offshore Drilling Inc.	-	6
Dresser-Rand Group Inc. (c) (n)	3	55
El Paso Pipeline Partners LP	-	6
Enbridge Energy Partners LP	14	352
ENSCO International Inc.	3	74
Enterprise Products Partners LP	1	25
Exxon Mobil Corp. (n)	34	2,746
FMC Technologies Inc.	4	91
Foundation Coal Holdings Inc.	-	3
Goodrich Petroleum Corp. (c)	1	24
Helmerich & Payne Inc.	-	7
IHS Inc. (c)	-	4
International Coal Group Inc. (c)	1	1
Kinder Morgan Energy Partners LP	-	5
Magellan Midstream Partners LP	1	36
Marathon Oil Corp.	1	16
Mariner Energy Inc. (c)	-	3
Massey Energy Co.	-	1

McMoRan Exploration Co. (c)	-	1
Murphy Oil Corp.	3	129
National Oilwell Varco Inc. (c)	-	7
Newfield Exploration Co. (c)	-	4
Noble Corp.	6	121
Occidental Petroleum Corp.	1	42
Oceaneering International Inc. (c)	-	6
Overseas Shipholding Group Inc.	1	46
Patterson-UTI Energy Inc.	3	29
Penn Virginia Resource Partners LP	1	10
Permian Basin Royalty Trust	-	4
Pioneer Natural Resources Co.	-	6
Plains All American Pipeline LP	-	3
Pride International Inc. (c)	1	14
Rowan Cos. Inc.	1	22
Schlumberger Ltd.	1	21
SEACOR Holdings Inc. (c)	-	13
Stone Energy Corp. (c)	-	4
Sunoco Inc.	1	26
Superior Energy Services Inc. (c)	1	18
TEPPCO Partners LP	2	31
Tesoro Corp.	-	3
Tidewater Inc. (n)	-	16
Unit Corp. (c)	1	35
Valero Energy Corp.	7	143
W&T Offshore Inc. (n)	3	47
Walter Industries Inc.	-	5
Whiting Petroleum Corp. (c)	-	7
		6,884
FINANCIALS - 21.6%
AFLAC Inc. (n)	7	339
Allstate Corp.	28	904
American Capital Ltd.	1	3
American Financial Group Inc. (n)	6	146
American International Group Inc.	-	-
Ameriprise Financial Inc.	1	28
AON Corp. (n)	3	137
Apartment Investment & Management Co.	1	7
Arthur J Gallagher & Co.	3	75
Assurant Inc. (n)	10	285
Astoria Financial Corp. (n)	9	155
AvalonBay Communities Inc.	-	24
Baldwin & Lyons Inc. - Class B	-	2
BancorpSouth Inc.	1	12
Bank of America Corp.	-	4
Bank of Hawaii Corp. (n)	1	23
Bank of New York Mellon Corp.	17	493
Boston Properties Inc.	1	33
Brown & Brown Inc.	3	56
Cash America International Inc.	-	5

CB Richard Ellis Group Inc. - Class A (c)	1	5
Charles Schwab Corp.	6	100
Chubb Corp. (n)	6	280
Cincinnati Financial Corp.	1	17
CIT Group Inc.	2	8
Citigroup Inc.	-	1
CME Group Inc.	-	42
Community Bank System Inc.	-	10
Cullen/Frost Bankers Inc. (n)	2	111
Developers Diversified Realty Corp.	1	3
Discover Financial Services	2	18
E*Trade Financial Corp. (c)	1	1
Eaton Vance Corp.	3	67
Equity Residential	1	42
Federal National Mortgage Association	3	2
Federated Investors Inc. - Class B (n)	6	107
Fifth Third Bancorp	-	1
First Bancorp Inc.	-	3
First Commonwealth Financial Corp.	1	12
First Horizon National Corp.	-	2
FirstMerit Corp.	1	27
Franklin Resources Inc.	1	32
Genworth Financial Inc. - Class A	2	6
Hanover Insurance Group Inc.	1	26
HCC Insurance Holdings Inc. (n)	3	72
HCP Inc.	1	36
Host Hotels & Resorts Inc.	3	20
Hudson City Bancorp Inc. (n)	15	239
Huntington Bancshares Inc.	7	55
IntercontinentalExchange Inc. (c)	-	16
Invesco Ltd.	2	26
Investment Technology Group Inc. (c)	1	23
Janus Capital Group Inc.	1	11
Kimco Realty Corp.	1	22
Legg Mason Inc.	-	4
Leucadia National Corp.	2	34
Lincoln National Corp.	3	47
Loews Corp.	26	743
Marshall & Ilsley Corp. (n)	18	243
Mercury General Corp.	1	51
Merrill Lynch & Co. Inc.	-	5
MetLife Inc.	5	164
Morgan Stanley	-	2
NASDAQ OMX Group Inc. (c)	-	10
New York Community Bancorp Inc.	7	87
NewAlliance Bancshares Inc. (n)	14	184
Northern Trust Corp. (n)	3	177
NYSE Euronext	1	27
Odyssey Re Holdings Corp.	2	98
Old National Bancorp	1	25

Park National Corp.	-	7
Plum Creek Timber Co. Inc.	1	31
PNC Financial Services Group Inc.	-	20
Principal Financial Group Inc. (n)	7	160
ProAssurance Corp. (c)	-	5
Progressive Corp.	2	24
ProLogis	1	18
Provident Financial Services Inc.	20	300
Prudential Financial Inc.	7	203
Public Storage Inc.	1	48
Raymond James Financial Inc. (n)	4	69
Simon Property Group Inc.	1	58
StanCorp Financial Group Inc. (n)	2	67
State Street Corp.	6	228
Synovus Financial Corp.	1	7
T. Rowe Price Group Inc. (n)	6	220
Tompkins Financial Corp.	-	12
Torchmark Corp. (n)	8	335
Transatlantic Holdings Inc.	2	72
Travelers Cos. Inc.	9	411
Tree.com Inc. (c)	-	-
Unitrin Inc.	1	8
Unum Group (n)	12	231
Valley National Bancorp (n)	6	111
Vornado Realty Trust	1	42
Wachovia Corp.	1	3
Waddell & Reed Financial Inc. - Class A (n)	6	87
Washington Mutual Inc.	4	-
Wilmington Trust Corp.	7	156
WR Berkley Corp.	1	28
XL Capital Ltd. - Class A	2	6
Zions Bancorp	1	14
		9,056
HEALTH CARE - 17.2%
Abbott Laboratories (n)	2	128
Accuray Inc. (c)	1	4
Acorda Therapeutics Inc. (c)	1	10
Aetna Inc. (n)	8	239
Allos Therapeutics Inc. (c)	-	1
AMERIGROUP Corp. (c)	2	62
Amgen Inc. (c) (n)	4	214
Amsurg Corp. (c)	-	7
Athenahealth Inc. (c)	-	4
Beckman Coulter Inc.	-	9
Biogen Idec Inc. (c) (n)	1	57
BioMarin Pharmaceutical Inc. (c) (n)	6	103
Bio-Rad Laboratories Inc. - Class A (c)	1	68
Biovail Corp.	1	8
Bristol-Myers Squibb Co. (n)	7	173
Celgene Corp. (c)	-	22

Centene Corp. (c)	-	2
Cephalon Inc. (c)	-	8
Cerner Corp. (c) (n)	4	150
Charles River Laboratories International Inc. (c)	-	5
Cigna Corp. (n)	6	104
Community Health Systems Inc. (c)	3	39
Cooper Cos. Inc.	1	8
Covance Inc. (c) (n)	3	138
CryoLife Inc. (c)	1	8
Cubist Pharmaceuticals Inc. (c)	2	53
CV Therapeutics Inc. (c)	1	6
DENTSPLY International Inc.	-	6
Edwards Lifesciences Corp. (c)	1	77
Eli Lilly & Co.	9	375
Emergent BioSolutions Inc. (c)	2	44
Endo Pharmaceuticals Holdings Inc. (c)	5	137
eResearch Technology Inc. (c)	-	1
Express Scripts Inc. (c)	-	22
Facet Biotech Corp. (c)	1	6
Forest Laboratories Inc. (c)	4	94
Gen-Probe Inc. (c)	2	73
Haemonetics Corp. (c)	3	186
Henry Schein Inc. (c)	1	22
Humana Inc. (c)	-	7
Johnson & Johnson	15	880
Kinetic Concepts Inc. (c)	1	12
King Pharmaceuticals Inc. (c)	8	88
Landauer Inc.	-	29
LHC Group Inc. (c)	-	7
Life Technologies Corp. (n)	11	252
LifePoint Hospitals Inc. (c)	1	25
Lincare Holdings Inc. (c)	6	154
Magellan Health Services Inc. (c)	5	192
Masimo Corp. (c)	-	3
Medarex Inc. (c)	-	2
Medics Pharmaceutical Corp.	7	101
Merck & Co. Inc. (n)	9	268
Mylan Inc. (c)	-	2
Myriad Genetics Inc. (c)	2	106
Nektar Therapeutics (c)	1	3
Onyx Pharmaceuticals Inc. (c)	-	3
Owens & Minor Inc.	5	188
PDL BioPharma Inc.	3	20
PerkinElmer Inc.	4	57
Perrigo Co.	2	58
Pfizer Inc.	50	882
Pharmaceutical Product Development Inc.	2	70
Psychiatric Solutions Inc. (c)	-	8
Questcor Pharmaceuticals Inc. (c)	-	4
Salix Pharmaceuticals Ltd. (c)	1	4

Sepracor Inc. (c)	6	60
St. Jude Medical Inc. (c)	1	40
STERIS Corp.	5	122
Targacept Inc. (c)	-	1
Tenet Healthcare Corp. (c)	2	2
Teva Pharmaceutical Industries Ltd. - ADR	-	-
Universal Health Services Inc.	-	11
Valeant Pharmaceutical International (c)	4	92
Varian Medical Systems Inc. (c)	2	60
VCA Antech Inc. (c)	1	20
Waters Corp. (c) (n)	1	22
Watson Pharmaceuticals Inc. (c)	13	332
WellCare Health Plans Inc. (c)	1	6
WellPoint Inc. (c)	6	232
Wyeth	2	79
Zimmer Holdings Inc. (c)	1	53
		7,230
INDUSTRIALS - 11.4%
AeroVironment Inc. (c)	-	11
AGCO Corp. (c) (n)	5	109
Alexander & Baldwin Inc.	-	10
Arkansas Best Corp.	1	18
Boeing Co.	-	4
Brady Corp. - Class A (n)	4	84
Briggs & Stratton Corp.	-	2
Brink’s Co. (n)	6	159
Bucyrus International Inc. - Class A (n)	5	83
Cintas Corp.	2	37
Copart Inc. (c)	2	46
Corrections Corp. of America (c)	1	11
Crane Co. (n)	8	129
Cubic Corp.	1	30
Cummins Inc.	3	86
Dover Corp. (n)	3	105
DynCorp International Inc. (c)	-	5
Emerson Electric Co.	3	124
Fastenal Co.	-	7
Federal Signal Corp.	3	21
Flowserve Corp.	-	10
Fluor Corp. (n)	2	90
Gardner Denver Inc. (c)	1	12
General Dynamics Corp. (n)	9	501
Genesee & Wyoming Inc. - Class A (c)	-	3
Geo Group Inc. (c)	1	25
GeoEye Inc. (c)	-	2
Goodrich Corp.	1	22
Harsco Corp. (n)	6	152
Heartland Express Inc.	3	47
Hexcel Corp. (c)	4	27
Honeywell International Inc.	6	181

Hubbell Inc. - Class B	4	134
Joy Global Inc.	1	25
KBR Inc.	3	40
Kirby Corp. (c)	2	47
Knight Transportation Inc.	7	110
Knoll Inc.	3	23
LaBarge Inc. (c)	1	7
Manitowoc Co. Inc.	3	28
Marten Transport Ltd. (c)	1	11
MasTec Inc. (c)	-	2
Met-Pro Corp.	-	4
Mine Safety Appliances Co.	2	36
Monster Worldwide Inc. (c)	-	2
Northrop Grumman Corp.	15	689
Orbital Sciences Corp. (c)	1	27
Oshkosh Truck Corp.	3	22
Parker Hannifin Corp.	1	51
Raytheon Co.	7	332
Republic Airways Holdings Inc. (c)	2	25
Republic Services Inc. - Class A	7	173
Rockwell Collins Inc.	1	55
Rollins Inc.	11	190
RR Donnelley & Sons Co.	1	12
Shaw Group Inc. (c)	1	16
Southwest Airlines Co.	3	29
Spirit Aerosystems Holdings Inc. (c)	5	47
Stanley Inc. (c)	1	36
Steelcase Inc.	2	13
Textron Inc.	5	67
Timken Co.	-	6
TransDigm Group Inc. (c) (n)	-	3
Tyco International Ltd.	5	102
UAL Corp.	-	1
Waste Connections Inc. (c)	3	79
Waste Management Inc.	-	10
Watson Wyatt Worldwide Inc.	1	48
Werner Enterprises Inc. (n)	7	125
Woodward Governor Co.	-	2
		4,782
INFORMATION TECHNOLOGY - 13.1%
ACI Worldwide Inc. (c)	1	11
Activision Blizzard Inc. (c)	1	8
Acxiom Corp.	1	5
Advent Software Inc. (c)	-	6
Akamai Technologies Inc. (c)	1	20
Analog Devices Inc. (n)	1	10
Apple Inc. (c) (n)	2	145
Atheros Communications Inc. (c)	-	1
Autodesk Inc. (c) (n)	6	126
Automatic Data Processing Inc. (n)	10	389

AVX Corp.	1	4
Benchmark Electronics Inc. (c)	5	60
BMC Software Inc. (c) (n)	5	126
Broadcom Corp. - Class A (c)	3	48
Broadridge Financial Solutions Inc.	-	5
CA Inc.	-	4
CACI International Inc. - Class A (c)	-	9
Ciena Corp. (c)	-	3
Cisco Systems Inc. (c) (n)	18	295
Cogent Inc. (c)	1	9
Cognizant Technology Solutions Corp. (c)	2	43
Computer Sciences Corp. (c) (n)	4	144
Compuware Corp. (c)	4	28
Convergys Corp. (c)	1	3
CSG Systems International Inc. (c)	-	5
Daktronics Inc.	1	7
Dell Inc. (c) (n)	10	105
DemandTec Inc. (c)	-	1
Digi International Inc. (c)	-	1
Digital River Inc. (c)	1	22
Dolby Laboratories Inc. - Class A (c)	1	43
eBay Inc. (c)	4	57
Emulex Corp. (c)	1	6
EPIQ Systems Inc. (c)	1	10
F5 Networks Inc. (c)	1	27
Fair Isaac Corp.	1	15
Fidelity National Information Services Inc.	-	7
FLIR Systems Inc. (c)	1	21
Gartner Inc. - Class A (c)	3	53
Google Inc. - Class A (c) (n)	-	62
Heartland Payment Systems Inc.	1	14
Hewitt Associates Inc. - Class A (c)	3	94
Hewlett-Packard Co.	1	18
Hutchinson Technology Inc. (c)	-	1
IAC/InterActiveCorp.	2	29
iGate Corp.	-	1
Ingram Micro Inc. - Class A (c)	13	178
Integrated Device Technology Inc. (c)	1	7
Intel Corp. (n)	26	377
InterDigital Inc. (c)	-	11
Intermec Inc. (c)	3	44
International Business Machines Corp. (n)	1	101
Intersil Corp.	4	34
Itron Inc. (c)	-	6
Jabil Circuit Inc.	6	39
JDS Uniphase Corp. (c)	1	4
Juniper Networks Inc. (c)	2	30
Lexmark International Inc. (c)	4	105
LSI Corp. (c)	3	11
Marvell Technology Group Ltd. (c)	1	5

MEMC Electronic Materials Inc. (c)	3	43
Microchip Technology Inc.	-	4
Micron Technology Inc. (c)	4	10
Micros Systems Inc. (c)	3	41
Microsoft Corp. (n)	25	484
Molex Inc.	1	9
Motorola Inc.	11	51
NCR Corp. (c)	17	239
NetApp Inc. (c)	1	17
NeuStar Inc. - Class A (c)	6	113
Novell Inc. (c)	2	7
Nvidia Corp. (c)	5	44
OPNET Technologies Inc. (c)	-	2
Oracle Corp. (c)	5	83
Paychex Inc.	2	53
Power Integrations Inc.	2	38
QLogic Corp. (c) (n)	18	242
Red Hat Inc. (c)	6	82
Riverbed Technology Inc. (c)	1	15
Semtech Corp. (c)	1	15
Silicon Laboratories Inc. (c)	1	20
Sohu.com Inc. (c) (n)	2	90
Solera Holdings Inc. (c)	1	29
Sun Microsystems Inc. (c)	4	15
Sybase Inc. (c)	1	32
Symantec Corp. (c)	4	59
Synaptics Inc. (c)	1	18
Synopsys Inc. (c)	2	31
Syntel Inc.	1	32
Tech Data Corp. (c)	2	41
Tellabs Inc. (c)	2	9
Teradata Corp. (c)	3	39
Teradyne Inc. (c)	3	13
TNS Inc. (c)	-	1
Total System Services Inc.	1	7
Tyco Electronics Ltd.	4	68
Unisys Corp. (c)	1	1
VASCO Data Security International (c)	1	5
VeriSign Inc. (c)	-	6
Volterra Semiconductor Corp. (c)	1	4
Western Digital Corp. (c)	13	143
Western Union Co.	-	1
Wind River Systems Inc. (c)	1	6
Xerox Corp.	15	116
Yahoo! Inc. (c)	6	71
		5,502
MATERIALS - 2.7%
Airgas Inc. (n)	1	43
AptarGroup Inc. (n)	5	190
Bemis Co. Inc.	1	31

Celanese Corp. - Class A	4	51
CF Industries Holdings Inc.	1	44
Compass Minerals International Inc. (n)	2	141
Cytec Industries Inc.	1	30
Dow Chemical Co.	3	44
Eastman Chemical Co.	-	3
MeadWestvaco Corp. (n)	6	64
Minerals Technologies Inc.	1	37
Mosaic Co.	2	73
Newmont Mining Corp. (n)	2	94
NL Industries Inc.	3	38
Owens-Illinois Inc. (c) (n)	3	74
Packaging Corp. of America	4	52
Rohm & Haas Co.	-	12
Schnitzer Steel Industries Inc. - Class A	-	11
Scotts Miracle-Gro Co.	1	39
Sigma-Aldrich Corp.	-	8
Sonoco Products Co.	-	7
Southern Copper Corp.	1	21
Vulcan Materials Co.	1	36
		1,143
TELECOMMUNICATION SERVICES - 2.9%
AT&T Inc. (n)	30	855
CenturyTel Inc.	1	27
Embarq Corp.	1	25
Frontier Communications Corp.	1	6
Qwest Communications International Inc.	7	25
Sprint Nextel Corp. (c)	11	20
Telephone & Data Systems Inc.	1	25
tw telecom inc. (c)	-	4
US Cellular Corp. (c)	2	95
Verizon Communications Inc. (n)	4	149
		1,231
UTILITIES - 6.9%
AGL Resources Inc.	1	19
Allete Inc.	2	77
Alliant Energy Corp.	-	3
Aqua America Inc.	1	16
Atmos Energy Corp.	-	5
Avista Corp. (n)	7	132
California Water Service Group	1	46
CenterPoint Energy Inc.	-	3
Cleco Corp. (n)	10	221
CMS Energy Corp.	1	11
DPL Inc.	2	46
DTE Energy Co.	-	4
Duke Energy Corp.	4	60
Dynegy Inc. (c)	2	4
Great Plains Energy Inc.	1	12
Laclede Group Inc. (n)	3	122

MDU Resources Group Inc.	1	24
Mirant Corp. (c)	2	38
National Fuel Gas Co.	5	166
New Jersey Resources Corp. (n)	10	394
NiSource Inc. (n)	14	149
Northeast Utilities	-	10
Northwest Natural Gas Co. (n)	4	195
NorthWestern Corp.	-	9
Oneok Inc.	1	26
Ormat Technologies Inc. (n)	2	70
Pepco Holdings Inc.	1	12
Piedmont Natural Gas Co. (n)	10	307
Portland General Electric Co.	1	14
Reliant Energy Inc. (c)	-	1
South Jersey Industries Inc.	4	171
Suburban Propane Partners LP	1	28
TECO Energy Inc.	5	56
UGI Corp.	2	37
Vectren Corp.	7	173
Westar Energy Inc.	-	3
WGL Holdings Inc.	7	239
		2,903

Total Common Stocks (cost $51,036)		48,610

SHORT TERM INVESTMENTS - 1.9%
Mutual Funds - 1.9%
JNL Money Market Fund, 1.07% (a) (h)	794	794

Total Short Term Investments (cost $794)		794

Total Investments - 117.7% (cost $51,830)		49,404
Total Securities Sold Short - (16.6%)		-6,978
Other Assets and Liabilities, Net - (1.1%)		-454
Total Net Assets - 100%		$ 41,972

Securities Sold Short - 16.6%
Common Stocks - 16.6%
CONSUMER DISCRETIONARY - 2.1%
Advance Auto Parts Inc.	-	$ 10
Ameristar Casinos Inc.	1	4
AutoNation Inc.	1	9
AutoZone Inc.	-	28
Bed Bath & Beyond Inc.	1	20
Best Buy Co. Inc.	1	25
Cablevision Systems Corp. - Class A	1	10
CEC Entertainment Inc.	-	5
Choice Hotels International Inc.	-	9
CKE Restaurants Inc.	1	8
Coach Inc.	1	21

Collective Brands Inc.	1	8
Cox Radio Inc. - Class A	1	5
DirecTV Group Inc.	-	2
DR Horton Inc.	1	10
Genesco Inc.	-	5
HanesBrands Inc.	-	4
Harley-Davidson Inc.	1	15
Hasbro Inc.	1	15
Home Depot Inc.	3	67
ITT Educational Services Inc.	-	9
Jarden Corp.	1	6
Kohl’s Corp.	1	29
LKQ Corp.	1	7
Lowe’s Cos. Inc.	3	58
Marcus Corp.	-	2
Marriott International Inc. - Class A	1	19
Mattel Inc.	1	14
Matthews International Corp. - Class A	-	4
McDonald’s Corp.	1	81
Men’s Wearhouse Inc.	-	4
Mohawk Industries Inc.	-	9
Movado Group Inc.	1	6
Newell Rubbermaid Inc.	1	12
Nike Inc. - Class B	1	41
OfficeMax Inc.	1	8
O’Reilly Automotive Inc.	-	8
Penn National Gaming Inc.	-	2
PetSmart Inc.	-	4
Polo Ralph Lauren Corp.	-	18
Pulte Homes Inc.	1	8
Ryland Group Inc.	1	8
Sherwin-Williams Co.	-	24
Skechers U.S.A. Inc. - Class A	1	8
Stanley Works	1	17
Staples Inc.	2	27
Starbucks Corp.	2	15
Target Corp.	1	48
Tiffany & Co.	1	12
Tim Hortons Inc.	-	9
Timberland Co. - Class A	-	1
Time Warner Cable Inc. - Class A	-	9
TJX Cos. Inc.	1	21
Toll Brothers Inc.	1	11
Warnaco Group Inc.	1	11
Whirlpool Corp.	-	13
Yum! Brands Inc.	1	33
		896
CONSUMER STAPLES - 2.1%
Campbell Soup Co.	1	21
Church & Dwight Co. Inc.	-	11

Clorox Co.	1	28
Coca-Cola Co.	3	145
Colgate-Palmolive Co.	1	62
ConAgra Foods Inc.	1	20
Constellation Brands Inc. - Class A	1	13
CVS Caremark Corp.	2	49
General Mills Inc.	1	43
Hain Celestial Group Inc.	-	6
Hershey Co.	1	17
HJ Heinz Co.	1	26
JM Smucker Co.	-	17
Kellogg Co.	1	31
Kimberly-Clark Corp.	1	47
Kraft Foods Inc. - Class A	3	91
Kroger Co.	1	34
Nash Finch Co.	-	9
PepsiCo Inc.	3	181
Sanderson Farms Inc.	-	3
Sara Lee Corp.	2	18
Smithfield Foods Inc.	-	6
UST Inc.	-	6
		884
ENERGY - 1.4%
Anadarko Petroleum Corp.	1	39
Apache Corp.	1	37
Arena Resources Inc.	-	6
Berry Petroleum Co. - Class A	1	7
BJ Services Co.	1	6
Bristow Group Inc.	-	3
Cabot Oil & Gas Corp. - Class A	1	16
Cal Dive International Inc.	-	1
CARBO Ceramics Inc.	-	4
Carrizo Oil & Gas Inc.	-	5
Chesapeake Energy Corp.	1	19
Devon Energy Corp.	1	59
Encore Acquisition Co.	-	3
EOG Resources Inc.	1	40
EXCO Resources Inc.	1	9
Exterran Holdings Inc.	1	11
Frontier Oil Corp.	1	9
Gulfmark Offshore Inc.	-	5
Halliburton Co.	2	31
Helix Energy Solutions Group Inc.	1	6
Hess Corp.	1	38
Holly Corp.	-	4
Hornbeck Offshore Services Inc.	1	8
Kinder Morgan Management LLC	-	8
Lufkin Industries Inc.	-	3
Nabors Industries Ltd.	1	6
NATCO Group Inc.	-	2

Noble Energy Inc.	-	20
NuStar Energy LP	-	8
Penn Virginia Corp.	-	8
PetroHawk Energy Corp.	1	9
PetroQuest Energy Inc.	1	8
Plains Exploration & Production Co.	-	9
Range Resources Corp.	1	21
Smith International Inc.	-	9
Southwestern Energy Co.	1	23
St. Mary Land & Exploration Co.	-	2
Swift Energy Co.	-	2
Weatherford International Ltd.	2	19
World Fuel Services Corp.	-	3
XTO Energy Inc.	1	42
		568
FINANCIALS - 1.5%
American Express Co.	3	58
BlackRock Inc.	-	13
Brookline Bancorp Inc.	-	1
Capital One Financial Corp.	1	32
City National Corp.	-	10
Delphi Financial Group Inc.	-	6
Employer Holdings Inc.	1	12
EZCORP Inc. - Class A	-	3
Hilltop Holdings Inc.	1	8
Jones Lang LaSalle Inc.	-	3
KeyCorp	2	14
Lazard Ltd. - Class A	-	6
Marsh & McLennan Cos. Inc.	1	27
Moody’s Corp.	1	14
Old Republic International Corp.	1	8
People’s United Financial Inc.	1	18
Regions Financial Corp.	2	15
RLI Corp.	-	6
Sovereign Bancorp Inc.	2	5
SunTrust Banks Inc.	1	27
TCF Financial Corp.	-	5
TFS Financial Corp.	1	7
U.S. Bancorp	4	103
Washington Federal Inc.	-	1
Wells Fargo & Co.	8	230
		632
HEALTH CARE - 1.4%
Allergan Inc.	1	28
Allscripts-Misys Healthcare Solutions Inc.	1	5
Amedisys Inc.	-	4
Amylin Pharmaceuticals Inc.	-	3
Baxter International Inc.	1	59
Becton Dickinson & Co.	-	7
Boston Scientific Corp.	2	18

Cardinal Health Inc.	1	28
Chemed Corp.	-	8
Covidien Ltd.	1	40
CR Bard Inc.	-	25
DaVita Inc.	-	15
Genentech Inc.	-	8
Genzyme Corp.	-	13
Gilead Sciences Inc.	-	5
Health Net Inc.	-	3
HealthSpring Inc.	1	10
Hologic Inc.	1	9
Hospira Inc.	-	11
Kindred Healthcare Inc.	-	4
Laboratory Corp. of America Holdings	-	19
Medco Health Solutions Inc.	1	29
Medtronic Inc.	2	63
Millipore Corp.	-	10
Molina Healthcare Inc.	-	5
NuVasive Inc.	-	3
Obagi Medical Products Inc.	-	1
Omnicare Inc.	-	11
Pediatrix Medical Group Inc.	-	3
PharMerica Corp.	-	5
Quest Diagnostics Inc.	-	21
Resmed Inc.	-	4
Schering-Plough Corp.	2	31
Techne Corp.	-	6
Teleflex Inc.	-	10
Thermo Fisher Scientific Inc.	1	34
United Therapeutics Corp.	-	6
Vertex Pharmaceuticals Inc.	-	9
ViroPharma Inc.	-	4
West Pharmaceutical Services Inc.	-	9
Wright Medical Group Inc.	-	6
		592
INDUSTRIALS - 3.8%
3M Co.	1	75
ABM Industries Inc.	-	2
Actuant Corp. - Class A	-	2
Acuity Brands Inc.	-	10
Advisory Board Co.	-	2
AECOM Technology Corp.	-	6
Alaska Air Group Inc.	-	12
Albany International Corp.	1	6
American Reprographics Co.	1	6
American Science & Engineering Inc.	-	7
AMR Corp.	1	9
AO Smith Corp.	-	9
Applied Industrial Technologies Inc.	-	6
Armstrong World Industries Inc.	-	4

Astec Industries Inc.	-	6
AZZ Inc.	-	5
Barnes Group Inc.	1	9
Beacon Roofing Supply Inc.	1	8
Burlington Northern Santa Fe Corp.	1	45
Carlisle Cos. Inc.	-	6
Cascade Corp.	-	6
Caterpillar Inc.	1	54
Ceradyne Inc.	-	8
CH Robinson Worldwide Inc.	-	22
Clarcor Inc.	-	7
Consolidated Graphics Inc.	-	2
Continental Airlines Inc. - Class B	1	9
Con-Way Inc.	-	8
Cooper Industries Ltd. - Class A	1	18
CSX Corp.	1	26
Danaher Corp.	1	34
Deere & Co.	1	34
Delta Air Lines Inc.	-	2
Donaldson Co. Inc.	-	7
Dun & Bradstreet Corp.	-	8
Dycom Industries Inc.	-	1
Eaton Corp.	1	25
EMCOR Group Inc.	-	7
Energy Conversion Devices Inc.	-	3
Equifax Inc.	-	11
Esterline Technologies Corp.	-	8
FedEx Corp.	1	45
FreightCar America Inc.	1	9
General Cable Corp.	-	2
General Electric Co.	14	233
Graco Inc.	-	9
Granite Construction Inc.	-	13
Huron Consulting Group Inc.	-	6
IDEX Corp.	-	10
Illinois Tool Works Inc.	1	32
Ingersoll-Rand Co. Ltd. - Class A	1	17
ITT Corp.	1	23
Jacobs Engineering Group Inc.	-	19
JB Hunt Transport Services Inc.	-	8
Kansas City Southern	-	2
Kaydon Corp.	-	10
Kennametal Inc.	-	4
Korn/Ferry International	-	1
Landstar System Inc.	-	4
Lennox International Inc.	-	6
Lockheed Martin Corp.	1	59
M&F Worldwide Corp.	-	5
Manpower Inc.	-	10
MPS Group Inc.	1	8

MSC Industrial Direct Co. - Class A	-	7
Mueller Industries Inc.	-	8
Navigant Consulting Inc.	-	2
Navistar International Corp.	-	6
Norfolk Southern Corp.	1	33
Owens Corning Inc.	1	9
Pentair Inc.	-	9
Perini Corp.	-	9
Pitney Bowes Inc.	1	18
Quanta Services Inc.	1	10
Regal-Beloit Corp.	-	11
Robert Half International Inc.	1	15
Roper Industries Inc.	-	9
Ryder System Inc.	-	16
Schawk Inc.	-	1
Stericycle Inc.	-	5
Tennant Co.	-	5
Terex Corp.	1	9
Thomas & Betts Corp.	-	5
Titan International Inc.	-	2
Toro Co.	-	7
Trinity Industries Inc.	1	9
Triumph Group Inc.	-	4
Union Pacific Corp.	1	48
United Parcel Service Inc. - Class B	2	121
United Stationers Inc.	-	7
United Technologies Corp.	2	91
URS Corp.	-	12
US Airways Group Inc.	1	8
USG Corp.	-	2
Wabtec Corp.	-	4
Watts Water Technologies Inc.	-	7
WESCO International Inc.	-	7
WW Grainger Inc.	-	24
		1,610
INFORMATION TECHNOLOGY - 1.3%
Adobe Systems Inc.	-	2
Affiliated Computer Services Inc. - Class A	-	14
Agilent Technologies Inc.	1	17
Alliance Data Systems Corp.	-	5
Altera Corp.	-	5
Amphenol Corp. - Class A	1	17
Anixter International Inc.	-	3
Applied Materials Inc.	3	28
Arrow Electronics Inc.	-	4
Avnet Inc.	-	2
Avocent Corp.	-	5
Blue Coat Systems Inc.	-	2
Checkpoint Systems Inc.	1	6
Citrix Systems Inc.	-	2

CommScope Inc.	1	9
Corning Inc.	2	21
Cymer Inc.	-	7
Cypress Semiconductor Corp.	-	2
Diebold Inc.	-	3
Earthlink Inc.	-	1
Electronic Arts Inc.	-	3
EMC Corp.	4	39
Fiserv Inc.	-	11
GSI Commerce Inc.	1	6
Harris Corp.	-	15
Imation Corp.	-	5
KLA-Tencor Corp.	1	15
Knot Inc.	1	6
L-1 Identity Solutions Inc.	1	3
Lam Research Corp.	-	9
Linear Technology Corp.	1	15
Macrovision Solutions Corp.	1	6
MasterCard Inc.	-	14
Maxim Integrated Products Inc.	1	6
MAXIMUS Inc.	-	4
McAfee Inc.	-	7
Mettler Toledo International Inc.	-	7
National Semiconductor Corp.	1	10
Novellus Systems Inc.	1	9
Nuance Communications Inc.	1	5
Omniture Inc.	-	3
ON Semiconductor Corp.	-	-
Perot Systems Corp.	-	4
Plantronics Inc.	1	8
Plexus Corp.	-	7
QUALCOMM Inc.	3	97
Rambus Inc.	1	14
SAIC Inc.	-	2
SanDisk Corp.	1	11
Tessera Technologies Inc.	-	5
Texas Instruments Inc.	2	29
Trimble Navigation Ltd.	-	9
Vishay Intertechnology Inc.	-	1
Websense Inc.	-	1
Xilinx Inc.	-	2
Zebra Technologies Corp.	-	8
Zoran Corp.	-	3
		554
MATERIALS - 1.3%
Air Products & Chemicals Inc.	1	25
AK Steel Holding Corp.	1	9
Albemarle Corp.	-	9
Alcoa Inc.	2	23
Allegheny Technologies Inc.	-	5

Arch Chemicals Inc.	-	8
Ashland Inc.	-	2
Ball Corp.	-	17
Century Aluminum Co.	1	9
Cliffs Natural Resources Inc.	-	3
Crown Holdings Inc.	-	8
Deltic Timber Corp.	-	5
Eagle Materials Inc.	-	7
Ecolab Inc.	1	18
EI Du Pont de Nemours & Co.	2	43
FMC Corp.	-	4
Freeport-McMoRan Copper & Gold Inc.	1	24
HB Fuller Co.	-	5
International Flavors & Fragrances Inc.	-	3
Kaiser Aluminum Corp.	-	5
Koppers Holdings Inc.	-	9
Lubrizol Corp.	-	7
Monsanto Co.	1	77
Nucor Corp.	1	28
OM Group Inc.	1	11
Pactiv Corp.	1	15
PPG Industries Inc.	1	21
Praxair Inc.	1	42
Reliance Steel & Aluminum Co.	-	6
Rock-Tenn Co. - Class A	-	10
RTI International Metals Inc.	1	9
Sealed Air Corp.	1	12
Steel Dynamics Inc.	1	8
Texas Industries Inc.	-	3
United States Steel Corp.	1	19
Valspar Corp.	-	5
Wausau Paper Corp.	-	2
Westlake Chemical Corp.	1	7
Weyerhaeuser Co.	1	18
		541
TELECOMMUNICATION SERVICES - 0.2%
American Tower Corp.	1	29
Cbeyond Inc.	-	2
Centennial Communications Corp.	1	8
Crown Castle International Corp.	1	9
MetroPCS Communications Inc.	1	9
NII Holdings Inc. - Class B	-	4
Premiere Global Services Inc.	1	6
SBA Communications Corp.	1	10
		77
UTILITIES - 1.5%
AES Corp.	2	16
Allegheny Energy Inc.	1	20
Ameren Corp.	1	20
American Electric Power Co. Inc.	1	30

American States Water Co.	-	7
Black Hills Corp.	-	3
Consolidated Edison Inc.	1	27
Dominion Resources Inc.	1	39
Edison International Inc.	1	32
El Paso Electric Co.	-	4
Energen Corp.	-	6
Entergy Corp.	-	33
Equitable Resources Inc.	-	7
Exelon Corp.	1	67
FirstEnergy Corp.	1	34
FPL Group Inc.	1	45
IDACORP Inc.	-	6
Integrys Energy Group Inc.	-	13
ITC Holdings Corp.	-	4
NRG Energy Inc.	-	7
Pinnacle West Capital Corp.	-	13
PNM Resources Inc.	1	8
PPL Corp.	1	28
Public Service Enterprise Group Inc.	1	26
Questar Corp.	1	16
SCANA Corp.	-	4
Sempra Energy	1	26
Southern Co.	2	56
Southwest Gas Corp.	-	7
UniSource Energy Corp.	-	7
Wisconsin Energy Corp.	-	13
		624

Total Common Stock Sold Short - 16.6% (proceeds $7,345)		$ 6,978

JNL/Franklin Templeton Income Fund
COMMON STOCKS - 30.3%
CONSUMER DISCRETIONARY - 0.3%
Comcast Corp. - Class A	83	$ 1,394

ENERGY - 2.6%
Canadian Oil Sands Trust	250	4,273
ConocoPhillips	100	5,180
Spectra Energy Corp.	115	1,810
		11,263
FINANCIALS - 4.1%
American International Group Inc.	60	510
Bank of America Corp.	415	5,843
Barclays Plc	150	341
Duke Realty Corp. (e)	35	384
HSBC Holdings Plc	300	2,936
iStar Financial Inc. (e)	85	189
Wells Fargo & Co.	250	7,358
		17,561

HEALTH CARE - 3.7%
Merck & Co. Inc.	200	6,080
Pfizer Inc.	550	9,740
		15,820
INFORMATION TECHNOLOGY - 1.6%
Intel Corp.	300	4,398
Maxim Integrated Products Inc.	200	2,284
		6,682
MATERIALS - 0.1%
Barrick Gold Corp.	17	640

TELECOMMUNICATION SERVICES - 1.3%
AT&T Inc.	150	4,275
Verizon Communications Inc.	40	1,356
		5,631
UTILITIES - 16.6%
AGL Resources Inc.	100	3,135
Ameren Corp.	100	3,326
American Electric Power Co. Inc. (e)	100	3,328
Consolidated Edison Inc. (e)	120	4,672
Dominion Resources Inc. (e)	130	4,659
Duke Energy Corp. (e)	375	5,629
FirstEnergy Corp.	70	3,401
FPL Group Inc. (e)	64	3,231
NiSource Inc.	40	440
PG&E Corp.	200	7,742
Pinnacle West Capital Corp.	100	3,213
Portland General Electric Co.	100	1,947
Progress Energy Inc.	60	2,391
Public Service Enterprise Group Inc.	170	4,959
Puget Energy Inc.	100	2,727
Sempra Energy	76	3,236
Southern Co. (e)	150	5,550
TECO Energy Inc. (e)	150	1,852
Xcel Energy Inc. (e)	350	6,492
		71,930

Total Common Stocks (cost $184,175)		130,921

PREFERRED STOCKS - 6.2%
CONSUMER DISCRETIONARY - 0.1%
General Motors Corp., 6.25%, Series C	100	320

FINANCIALS - 4.9%
Bank of America Corp., Convertible Preferred,
7.25%, Series L , 01/30/13 (p)	4	2,776
Citigroup Inc.,6.50%,
Series T (callable at 50 beginning 02/15/15) (e) (p)	90	2,519
Federal Home Loan Mortgage Corp.,
8.38%, Series Z (callable at 25 beginning 12/31/12) (e) (p)	186	72

Federal National Mortgage Association
5.38% (callable at 105,000 beginning 02/1/09) (p)	-	62
6.75%, Series Q (callable at 25 beginning 09/30/10) (p)	100	65
8.25% (callable at 25.00 beginning 12/31/10) (e) (p)	65	54
7.63%, Series R (callable at 25 beginning 11/21/12) (p)	143	96
Federal National Mortgage Association, Convertible Preferred,
8.75%, Series 08-1, 05/13/11	91	95
FelCor Lodging Trust Inc., Convertible Preferred,
Series A (p)	60	405
Goldman Sachs Group Inc., 9.00%, 08/18/09 (t) (v)	43	1,427
Goldman Sachs Group Inc.,Convertible Preferred,
10.00%, Series ABX, 02/27/09 (t) (v)	76	2,852
Legg Mason Inc., 7.00%, 06/30/11	75	1,650
Morgan Stanley, Convertible Preferred,
5.26%, 01/21/09 (t) (v)	100	7,856
Wells Fargo & Co., 7.50%, Series L, 03/15/13 (p)	2	1,125
Washington Mutual Inc., Convertible Preferred,
7.75%, Series R (d) (e) (p)	5	13
		21,067
HEALTH CARE - 0.8%
Schering-Plough Corp., Convertible Preferred,
6.00%, 08/13/10	20	3,491

UTILITIES - 0.4%
CMS Energy Trust I, Convertible Preferred,
7.75%, 07/15/27	60	1,955

Total Preferred Stocks (cost $59,888)		26,833

CORPORATE BONDS AND NOTES - 54.6%
CONSUMER DISCRETIONARY - 10.4%
Bausch & Lomb Inc.
Delayed Draw Term Loan, 6.51%, 04/26/15, (i) (u)	$ 120	82
Delayed Draw Term Loan, 8.27%, 04/26/15 (i) (u)	953	655
Beazer Homes USA Inc., 6.88%, 07/15/15	800	272
Cablevision Systems Corp., 8.00%, 04/15/12 (e) (k)	4,500	4,005
CanWest MediaWorks Inc., 8.00%, 09/15/12	5,000	2,200
CCH I Holdings LLC
13.50%, 01/15/14 (e) (k)	5,000	256
11.75%, 05/15/14 (e) (k)	7,000	359
CCH I LLC, 11.00%, 10/01/15 (e)	2,800	490
Charter Communications Holdings II LLC,
10.25%, 09/15/10 (e)	7,000	3,220
Clear Channel Communications Inc. Term Loan B,
6.50%, 11/13/15 (u)	8,000	3,910
Dex Media Inc.
8.00%, 11/15/13	1,250	231
9.00%, 11/15/13 (k)	5,000	925
DirecTV Holdings LLC, 7.63%, 05/15/16	4,700	4,559

Dollar General Corp.
10.63%, 07/15/15 (e)	4,500	4,298
11.88%, 07/15/17 (e)	2,500	2,138
DR Horton Inc., 5.63%, 01/15/16	250	160
EchoStar DBS Corp., 7.75%, 05/31/15 (e)	5,000	4,250
General Motors Corp., 8.38%, 07/15/33	1,200	210
Hertz Corp.
8.88%, 01/01/14 (e)	4,000	2,460
10.50%, 01/01/16 (e)	500	228
Idearc Inc. Term Loan, 11/17/13 (u)	2,000	680
K. Hovnanian Enterprises Inc., 7.50%, 05/15/16	200	50
KB Home, 5.75%, 02/01/14	2,000	1,260
MGM Mirage Inc.
6.75%, 04/01/13	2,900	1,943
13.00%, 11/15/13 (e) (t) (v)	1,500	1,429
R.H. Donnelley Corp.
6.88%, 01/15/13 (e)	2,500	338
8.88%, 01/15/16	4,000	600
8.88%, 10/15/17	4,000	600
Univision Communications Inc.,
9.75%, 03/15/15 (t) (v)	3,750	469
US Investigations Services Inc., Term Loan,
5.55%, 04/01/15 (u)	3,960	2,881
		45,158
CONSUMER STAPLES - 1.4%
Altria Group Inc.
8.50%, 11/10/13	1,500	1,554
9.70%, 11/10/18	3,500	3,783
Dole Food Co. Inc., 8.63%, 05/01/09 (k)	1,000	905
		6,242
ENERGY - 8.8%
Callon Petroleum Co., 9.75%, 12/08/10	1,925	770
Chesapeake Energy Corp.
6.50%, 08/15/17	4,000	3,060
6.25%, 01/15/18 (e)	2,200	1,628
7.25%, 12/15/18	5,000	3,900
El Paso Corp.
12.00%, 12/12/13 (e)	1,600	1,568
7.25%, 06/01/18	3,500	2,778
7.75%, 01/15/32	1,000	649
Mariner Energy Inc., 7.50%, 04/15/13	2,000	1,280
Newfield Exploration Co., 6.63%, 04/15/16	2,500	1,988
PetroHawk Energy Corp., 7.88%, 06/01/15 (t) (v)	3,200	2,368
Petroplus Finance Ltd., 7.00%, 05/01/17 (t) (v)	1,000	610
Pioneer Natural Resources Co., 6.88%, 05/01/18	2,000	1,399
Plains Exploration & Production Co., 7.75%, 06/15/15	1,500	1,132
Sabine Pass LNG LP
7.25%, 11/30/13 (e)	1,350	986
7.50%, 11/30/16	3,000	2,160
SESI LLC, 6.88%, 06/01/14	1,370	1,055

Texas Competitive Electric Holdings Co. LLC
10.25%, 11/01/15 (t) (v)	5,000	3,550
10.50%, 11/01/16 (t) (v)	4,000	2,000
Texas Competitive Electric Holdings Co. LLC, Term Loan
5.96%, 10/24/14 (u)	405	282
6.24%, 10/24/14 (u)	2,560	1,781
6.48%, 10/24/14 (u)	2,000	1,392
W&T Offshore Inc., 8.25%, 6/15/14 (t) (v)	3,000	1,620
		37,956
FINANCIALS - 16.6%
Allison Term Loan
5.34%, 08/07/14 (i) (u)	81	46
5.42%, 08/07/14 (i) (u)	476	273
5.47%, 08/07/14 (i) (u)	81	46
5.74%, 08/07/14 (i) (u)	1,339	767
American Express Co., 7.00%, 03/19/18	1,000	1,011
American Express Credit Corp., 7.30%, 08/20/13	3,000	3,071
American International Group Inc.,
8.18%, 05/15/58 (i) (t) (v)	4,900	1,906
Ceridian Corp., 11.25%, 11/15/15 (t) (v)	4,000	2,125
Duke Realty LP, 3.75%, 12/01/11 (t) (v)	1,500	855
Ford Motor Credit Co. LLC
7.38%, 10/28/09	11,450	10,056
7.88%, 06/15/10	7,500	6,001
9.75%, 09/15/10 (k)	2,000	1,600
9.88%, 08/10/11 (e)	1,000	738
7.25%, 10/25/11	1,000	731
GMAC LLC
5.63%, 05/15/09 (e)	6,000	5,766
7.75%, 01/19/10 (e)	10,000	8,919
6.88%, 09/15/11	4,000	3,239
6.88%, 08/28/12	1,200	910
Host Hotels & Resorts LP
6.88%, 11/01/14	1,000	770
6.38%, 03/15/15	2,100	1,564
6.75%, 06/01/16 (e)	1,000	730
iStar Financial Inc.
5.15%, 03/01/12	500	158
4.38%, 10/01/12 (i)	4,500	1,316
8.63%, 06/01/13 (e)	5,000	1,550
JPMorgan Chase & Co., 7.90%
(callable at 100 beginning 04/30/18) (p)	5,600	4,658
Lehman Brothers Holdings Inc.,
6.20%, 09/26/14 (d)	3,200	304
6.88%, 05/02/18 (d)	1,700	162
Liberty Mutual Group Inc., 10.75%, 06/15/58 (i) (t) (v)	5,000	2,750
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	1,000	1,046
Morgan Stanley, 5.30%, 03/01/13	2,500	2,267
RBS Global & Rexnord LLC, 9.50%, 08/01/14	1,250	931
Vanguard Health Holding Co. I LLC,

11.25%, 10/01/15 (k)	1,000	785
Vornado Realty Trust, 2.85%, 04/01/27	1,500	1,106
Washington Mutual Preferred Funding LLC, 9.75%,
(callable at 100 beginning 12/15/17) (d) (e) (p) (t) (v)	1,500	-
Wells Fargo Capital XIII, 7.70%
(callable at 100 beginning 03/26/13) (p)	900	743
Wells Fargo Capital XV, 9.75%
(callable at 100 beginning 09/26/13) (e) (p)	3,000	3,030
		71,930
HEALTH CARE - 5.0%
Community Health Systems Inc., 8.88%, 07/15/15 (e)	4,000	3,680
HCA Inc.
6.38%, 01/15/15	1,500	915
9.25%, 11/15/16	600	550
Mylan Inc., 3.75%, 09/15/15 (t) (v)	1,500	1,358
Tenet Healthcare Corp.
6.38%, 12/01/11	7,000	5,408
7.38%, 02/01/13	1,000	712
9.25%, 02/01/15 (e) (k)	9,000	7,245
US Oncology Holdings Inc., 7.95%, 03/15/12 (i)	2,687	1,693
		21,561
INDUSTRIALS - 2.8%
Allied Waste Industries Inc.
5.75%, 02/15/11	500	469
6.13%, 02/15/14 (e)	500	452
7.38%, 04/15/14	5,000	4,725
7.13%, 05/15/16	1,400	1,274
JohnsonDiversey Holdings Inc., 10.67%, 05/15/13 (e) (k)	2,000	1,400
L-3 Communications Corp., 5.88%, 01/15/15	500	450
RBS Global & Rexnord LLC
11.75%, 08/01/16 (e)	1,500	851
8.88%, 09/01/16	500	292
Rexnord Holdings Inc. Term Loan,
9.68%, 03/01/13 (f) (t) (v)	1,162	488
Terex Corp., 8.00%, 11/15/17	2,000	1,700
		12,101
INFORMATION TECHNOLOGY - 4.6%
Advanced Micro Devices Inc., 5.75%, 08/15/12 (t) (v)	4,000	1,375
CEVA Group Plc, 10.00%, 09/01/14 (t) (v)	3,000	2,224
First Data Corp., 9.88%, 09/24/15 (e)	5,500	3,328
First Data Corp., Term Loan
5.45%, 09/24/14 (u)	215	137
5.55%, 09/24/14 (u)	112	72
5.55%, 09/24/14 (u)	16	10
5.55%, 09/24/14 (u)	1,647	1,054
5.23%, 10/01/14 (u)	1,845	1,194
5.23%, 10/01/14 (u)	1,870	1,210
5.45%, 10/01/14 (u)	245	159
Freescale Semiconductor Inc.
8.88%, 12/15/14 (e)	6,500	2,860
10.13%, 12/15/16 (e)	4,000	1,640
Nortel Networks Ltd., 10.75%, 07/15/16 (e) (t) (v)	2,400	636
NXP BV, 9.50%, 10/15/15	300	56
Sanmina-SCI Corp.
6.75%, 03/01/13 (e)	1,200	516
8.13%, 03/01/16	1,500	585
Sungard Data Systems Inc.
9.13%, 08/15/13	750	649
10.63%, 05/15/15 (t) (v)	2,500	2,138
		19,843
MATERIALS - 1.4%
Berry Plastics Corp.,Term Loan, 11.61%, 06/15/14 (i) (u)	2,086	1,370
Berry Plastics Holding Corp., 8.88%, 09/15/14	1,000	435
Freeport-McMoRan Copper & Gold Inc.,
8.38%, 04/01/17	2,000	1,640
Ineos Group Holdings Plc, 7.88%, 02/15/16 (t) (v)	EUR 2250	375
Jefferson Smurfit Corp., 8.25%, 10/01/12	600	101
JohnsonDiversey Inc., 9.63%, 05/15/12	300	246
Nortek Inc., 10.00%, 12/01/13	2,000	1,360
Novelis Inc., 7.25%, 02/15/15 (k)	600	348
		5,875
TELECOMMUNICATION SERVICES - 0.1%
Digicel Group Ltd., 8.88%, 01/15/15 (e) (t) (v)	500	323

UTILITIES - 3.5%
Dominion Resources Inc., 8.88%, 01/15/19	1,000	1,078
Dynegy Holdings Inc.
6.88%, 04/01/11	1,500	1,312
8.75%, 02/15/12 (e)	2,000	1,760
7.50%, 06/01/15	1,225	858
7.75%, 06/01/19	2,000	1,380
Energy Future Holdings Corp., 11.25%, 11/01/17 (t) (v)	4,100	1,988
Illinois Power Co., 9.75%, 11/15/18 (t) (v)	2,500	2,732
PNM Resources Inc., 9.25%, 05/15/15	1,000	794
Public Service Co. of New Mexico, 7.95%, 05/15/18	2,500	2,034
Sempra Energy, 8.90%, 11/15/13	1,000	1,010
		14,946

Total Corporate Bonds and Notes (cost $347,124)		235,935

SHORT TERM INVESTMENTS - 23.2%
Mutual Funds - 8.2%
JNL Money Market Fund, 1.07% (a) (h)	35,441	35,441

Securities Lending Collateral - 15.0%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	67,112	64,998
Mellon GSL Reinvestment Trust II (d) (f) (u)	1,285	-
		64,998

Total Short Term Investments (cost $103,838)		100,439

Total Investments - 114.3% (cost $695,025)		494,128
Other Assets and Liabilities, Net - (14.3%)		-61,667
Total Net Assets - 100%		$ 432,461

JNL/Franklin Templeton Mutual Shares Fund
COMMON STOCKS - 82.0%
CONSUMER DISCRETIONARY - 9.4%
Comcast Corp. - Special Class A	399	$ 6,449
Daimler AG	26	984
Dana Holding Corp. (c)	11	8
Eastman Kodak Co.	163	1,073
Goodyear Tire & Rubber Co. (c)	77	463
Harley-Davidson Inc.	25	430
Harrah’s Investment LP (f) (s) (u)	39	12
Hillenbrand Inc.	28	460
Lear Corp. (c)	47	67
Mattel Inc.	236	3,776
News Corp. - Class A	449	4,081
Time Warner Inc.	302	3,034
Viacom Inc. - Class B (c)	104	1,991
Virgin Media Inc.	229	1,142
		23,970
CONSUMER STAPLES - 21.8%
Altria Group Inc.	162	2,433
British American Tobacco Plc	241	6,299
Brown-Forman Corp. - Class B	17	885
Cadbury Plc	254	2,243
Carlsberg A/S	18	602
Carrefour SA	60	2,314
Coca-Cola Enterprises Inc.	58	700
CVS Caremark Corp.	180	5,182
Dr. Pepper Snapple Group Inc. (c)	113	1,837
Groupe Danone	25	1,530
Imperial Tobacco Group Plc	203	5,431
Japan Tobacco Inc.	1	2,047
Kraft Foods Inc. - Class A	131	3,511
Kroger Co.	108	2,849
KT&G Corp.	26	1,614
Lorillard Inc.	11	593
Nestle SA	128	5,076
Pernod-Ricard SA	40	2,992
Philip Morris International Inc.	31	1,366
Reynolds American Inc.	94	3,785
UST Inc.	36	2,500
		55,789
ENERGY - 5.3%
Baker Hughes Inc.	29	935
BP Plc	191	1,474
Exterran Holdings Inc. (c)	46	978
Marathon Oil Corp.	95	2,595
Noble Energy Inc.	24	1,170
Pride International Inc. (c)	34	550
Royal Dutch Shell Plc - Class A	118	3,113
Total SA	29	1,597
Transocean Ltd. (c)	25	1,204
		13,616

FINANCIALS - 13.5%
ACE Ltd.	47	2,473
Alexander’s Inc.	6	1,637
Alleghany Corp. (c)	5	1,359
Berkshire Hathaway Inc. - Class B (c)	3	8,469
Cerberus Capital Management LP (f) (s) (u)	888	178
Cerberus Capital Management LP (f) (s) (u)	444	89
Cerberus Capital Management LP (f) (s) (u)	888	178
CIT Group Inc.	209	950
Conseco Inc. (c)	77	398
Danske Bank A/S	48	484
Fifth Third Bancorp	79	656
Forestar Real Estate Group Inc. (c)	26	247
Goldman Sachs Group Inc.	11	948
Guaranty Bancorp (c)	49	97
Intesa Sanpaolo SpA	286	1,039
JPMorgan Chase & Co.	70	2,213
Link Real Estate Investment Trust	509	847
Old Republic International Corp.	122	1,449
Prudential Financial Inc.	38	1,139
St. Joe Co. (c)	21	511
Travelers Cos. Inc.	28	1,274
U.S. Bancorp	76	1,893
Ventas Inc.	20	681
White Mountains Insurance Group Ltd.	14	3,797
Zurich Financial Services AG	7	1,516
		34,522
HEALTH CARE - 3.8%
Community Health Systems Inc. (c)	60	872
Genentech Inc. (c)	25	2,064
MDS Inc.	65	395
Novartis AG	47	2,369
Quest Diagnostics Inc.	18	917
Schering-Plough Corp.	24	407
Tenet Healthcare Corp. (c)	496	570
Valeant Pharmaceutical International (c)	60	1,382
Watson Pharmaceuticals Inc. (c)	32	857
		9,833

INDUSTRIALS - 8.3%
A P Moller - Maersk A/S	-	1,588
ACE Aviation Holdings Inc. - Class A	45	244
Delta Air Lines Inc. (c)	59	675
Deutsche Post AG	143	2,410
Federal Signal Corp.	54	445
GenCorp Inc. (c)	37	135
Keppel Corp. Ltd.	320	970
Koninklijke Philips Electronics NV	87	1,729
Orkla ASA	470	3,127
Owens Corning Inc. (c)	67	1,160

Siemens AG	40	3,022
SKF AB - Class B	81	829
TNT NV	44	853
Tyco International Ltd.	70	1,521
United Technologies Corp.	47	2,534
		21,242
INFORMATION TECHNOLOGY - 7.0%
Alliance Data Systems Corp. (c)	41	1,923
Dell Inc. (c)	274	2,810
Diebold Inc.	26	724
LSI Corp. (c)	486	1,600
Maxim Integrated Products Inc.	114	1,300
Microsoft Corp.	244	4,739
Motorola Inc.	355	1,574
Telefonaktiebolaget LM Ericsson - ADR	4	33
Telefonaktiebolaget LM Ericsson - Class B	137	1,072
Tyco Electronics Ltd.	99	1,606
Yahoo! Inc. (c)	53	642
		18,023
MATERIALS - 5.2%
AK Steel Holding Corp.	42	387
ArcelorMittal	41	1,016
Cliffs Natural Resources Inc.	33	835
Domtar Corp. (c)	301	502
International Paper Co.	189	2,225
Koninklijke DSM NV	33	841
Linde AG	33	2,794
MeadWestvaco Corp.	39	436
Mondi Ltd.	2	8
Temple-Inland Inc.	76	365
Weyerhaeuser Co.	124	3,794
		13,203
TELECOMMUNICATION SERVICES - 3.3%
Koninklijke KPN N.V.	145	2,108
Qwest Communications International Inc.	1,127	4,104
Telefonica SA	98	2,208
		8,420
UTILITIES - 4.4%
Constellation Energy Group Inc.	82	2,058
E.ON AG	102	4,006
Entergy Corp.	16	1,350
Exelon Corp.	40	2,228
GDF Suez	34	1,675
		11,317

Total Common Stocks (cost $338,471)		209,935

PREFERRED STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Dana Holding Corp. (f)	1	8

Total Preferred Stocks (cost $91)		8

OTHER EQUITY INTERESTS -0.0%
Northwest Airlines Corp., Contingent Distribution (f) (w)	725	-

Total Other Equity Interests (cost $1)		-

CORPORATE BONDS AND NOTES - 1.8%
CONSUMER DISCRETIONARY - 0.3%
Charter Communications Operating LLC., Term Loan,
3.87%, 03/06/14, (u)	$ 407	337
Dana Corp.
6.50%, 03/01/09 (f)	72	1
7.00%, 03/15/09 (f)	115	-
5.85%, 01/15/15 (f)	65	-
Pontus I, 05/27/09 (f) (s) (u)	288	46
Pontus II Claim on HMH Publishing,
9.14%, 07/24/09 (f) (s) (u)	255	32
Pontus II Trust, 9.14%, 06/25/09 (f) (s) (u)	127	16
Pontus III (Calpine Leveraged Loan) Credit Claim,
6.14%, 07/24/09 (f) (s) (u)	260	160
Tropicana Entertainment LLC, 9.63%, 12/15/14 (d)	1,130	12
Trump Entertainment Resorts Inc., 8.50%, 06/01/15	245	32
		636
ENERGY - 0.4%
Boston Generating LLC, Revolver, 3.64%, 12/21/13, (u)	14	9
Boston Generating LLC, Synthetic Letter of Credit Deposit,
3.64%, 12/21/13, (u)	49	29
Boston Generating LLC, Term Loan B,
6.01%, 12/21/13, (u)	216	129
Texas Competitive Electric Holdings Co. LLC,
Term Loan B1, 4.87%, 10/10/14 (u)	1,224	852
Texas Competitive Electric Holdings Co. LLC,
Term Loan, 4.87%, 11/01/15 (u)	114	80
		1,099
FINANCIALS - 0.4%
Cerberus Capital Management LP
12.00%, 07/31/14 (f) (s) (u)	1,950	391
Realogy Corp., Term Loan
5.35%, 10/10/13 (u)	1,000	591
		982

INFORMATION TECHNOLOGY - 0.2%
First Data Corp., Term Loan,
5.79%, 09/24/14 (u)	423	271
5.55%, 09/24/14 (u)	111	71
5.35%, 10/01/14 (u)	104	68
		410

UTILITIES - 0.5%
Calpine Corp., Term Loan, 2.99%, 03/29/14 (u)	1,846	1,373

Total Corporate Bonds and Notes (cost $8,062)		4,500

SHORT TERM INVESTMENTS - 15.6%
Federal Home Loan Bank - 5.0%
Federal Home Loan Bank
2.51%, 01/07/09	3,000	2,999
2.80%, 02/02/09	2,000	1,995
2.83%, 03/31/09	3,000	2,999
2.85%, 04/15/09	3,000	2,975
2.87%, 05/13/09	2,000	1,979
		12,947
Mutual Funds - 10.6%
JNL Money Market Fund, 1.07% (a) (h)	27,085	27,085

Total Short Term Investments (cost $40,012)		40,032

Total Investments - 99.4% (cost $386,637)		254,475
Other Assets and Liabilities, Net - 0.6%		1,636
Total Net Assets - 100%		$ 256,111

JNL/Mellon Capital Management
S&P 500 Index Fund
COMMON STOCKS - 96.2%
CONSUMER DISCRETIONARY - 8.0%
Abercrombie & Fitch Co. - Class A (e)	5	$ 105
Amazon.com Inc. (c)	18	930
Apollo Group Inc. - Class A (c) (e)	6	460
AutoNation Inc. (c) (e)	7	67
AutoZone Inc. (c) (e)	2	309
Bed Bath & Beyond Inc. (c) (e)	15	372
Best Buy Co. Inc. (e)	19	540
Big Lots Inc. (c) (e)	5	67
Black & Decker Corp.	3	140
Carnival Corp. (e)	25	604
CBS Corp. - Class B	38	314
Centex Corp. (e)	6	67
Coach Inc. (c)	19	393
Comcast Corp. - Class A	165	2,781
Darden Restaurants Inc.	8	214
DirecTV Group Inc. (c) (e)	31	719
DR Horton Inc. (e)	15	104
Eastman Kodak Co. (e)	15	101
Expedia Inc. (c)	12	99
Family Dollar Stores Inc. (e)	8	207
Ford Motor Co. (c) (e)	130	297
Fortune Brands Inc.	9	355
GameStop Corp. - Class A (c)	9	194

Gannett Co. Inc. (e)	14	109
Gap Inc.	26	351
General Motors Corp. (e)	36	115
Genuine Parts Co. (e)	9	353
Goodyear Tire & Rubber Co. (c) (e)	12	73
H&R Block Inc.	20	445
Harley-Davidson Inc. (e)	14	232
Harman International Industries Inc. (e)	3	50
Hasbro Inc. (e)	7	213
Home Depot Inc.	96	2,217
International Game Technology	18	214
Interpublic Group of Cos. Inc. (c) (e)	25	99
J.C. Penney Co. Inc. (e)	12	241
Johnson Controls Inc. (e)	33	603
Jones Apparel Group Inc.	5	29
KB Home (e)	4	53
Kohl’s Corp. (c)	17	627
Leggett & Platt Inc. (e)	9	144
Lennar Corp. (e)	8	72
Limited Brands Inc.	16	159
Lowe’s Cos. Inc.	83	1,789
Macy’s Inc.	25	254
Marriott International Inc. - Class A	16	317
Mattel Inc.	20	318
McDonald’s Corp.	64	3,964
McGraw-Hill Cos. Inc.	18	413
Meredith Corp.	2	39
New York Times Co. - Class A (e)	8	57
Newell Rubbermaid Inc.	16	158
News Corp. - Class A	130	1,185
Nike Inc. - Class B (e)	22	1,136
Nordstrom Inc. (e)	8	112
Office Depot Inc. (c)	14	41
Omnicom Group Inc.	18	481
Polo Ralph Lauren Corp. (e)	3	152
Pulte Homes Inc. (e)	13	137
RadioShack Corp.	7	86
Scripps Networks Interactive Inc. (e)	5	115
Sears Holdings Corp. (c) (e)	3	127
Sherwin-Williams Co. (e)	6	329
Snap-On Inc.	3	127
Stanley Works	5	155
Staples Inc. (e)	40	724
Starbucks Corp. (c)	42	396
Starwood Hotels & Resorts Worldwide Inc.	11	191
Target Corp.	43	1,478
Tiffany & Co. (e)	7	165
Time Warner Inc.	203	2,044
TJX Cos. Inc.	24	493
VF Corp.	5	275

Viacom Inc. - Class B (c)	35	675
Walt Disney Co. (e)	106	2,404
Washington Post Co.	-	135
Whirlpool Corp. (e)	4	180
Wyndham Worldwide Corp. (e)	9	57
Wynn Resorts Ltd. (c) (e)	4	148
Yum! Brands Inc.	27	839
		37,534
CONSUMER STAPLES - 12.4%
Altria Group Inc.	117	1,759
Archer-Daniels-Midland Co.	37	1,054
Avon Products Inc.	24	584
Brown-Forman Corp. - Class B	6	292
Campbell Soup Co. (e)	12	365
Clorox Co.	8	429
Coca-Cola Co.	114	5,142
Coca-Cola Enterprises Inc.	19	223
Colgate-Palmolive Co.	29	1,966
ConAgra Foods Inc.	26	428
Constellation Brands Inc. - Class A (c)	11	171
Costco Wholesale Corp.	25	1,295
CVS Caremark Corp.	81	2,339
Dean Foods Co. (c)	8	146
Dr. Pepper Snapple Group Inc. (c) (e)	14	233
Estee Lauder Cos. Inc.	7	202
General Mills Inc.	19	1,159
Hershey Co. (e)	10	330
HJ Heinz Co.	18	667
JM Smucker Co.	7	296
Kellogg Co.	14	624
Kimberly-Clark Corp.	24	1,243
Kraft Foods Inc. - Class A	86	2,301
Kroger Co.	37	982
Lorillard Inc.	10	560
McCormick & Co. Inc. (e)	7	239
Molson Coors Brewing Co.	8	410
Pepsi Bottling Group Inc.	8	172
PepsiCo Inc.	89	4,859
Philip Morris International Inc.	116	5,064
Procter & Gamble Co.	170	10,532
Reynolds American Inc.	10	390
Safeway Inc.	25	591
Sara Lee Corp.	39	384
SUPERVALU Inc.	12	182
SYSCO Corp.	34	784
Tyson Foods Inc.	18	156
UST Inc.	8	584
Walgreen Co. (e)	56	1,385
Wal-Mart Stores Inc.	128	7,154
Whole Foods Market Inc. (e)	8	80

		57,756
ENERGY - 12.8%
Anadarko Petroleum Corp.	27	1,025
Apache Corp.	19	1,414
Baker Hughes Inc.	18	565
BJ Services Co.	17	200
Cabot Oil & Gas Corp. - Class A	6	153
Cameron International Corp. (c)	13	258
Chesapeake Energy Corp. (e)	31	504
Chevron Corp.	116	8,580
ConocoPhillips	86	4,445
Consol Energy Inc. (e)	10	294
Devon Energy Corp.	25	1,647
El Paso Corp. (e)	41	317
ENSCO International Inc.	8	228
EOG Resources Inc.	14	940
Exxon Mobil Corp.	290	23,163
Halliburton Co. (e)	51	932
Hess Corp.	16	862
Marathon Oil Corp.	40	1,096
Massey Energy Co.	5	71
Murphy Oil Corp.	11	472
Nabors Industries Ltd. (c)	16	190
National Oilwell Varco Inc. (c)	24	582
Noble Corp. (e)	15	340
Noble Energy Inc.	10	486
Occidental Petroleum Corp.	46	2,779
Peabody Energy Corp. (e)	15	347
Pioneer Natural Resources Co. (e)	6	102
Range Resources Corp.	9	294
Rowan Cos. Inc. (e)	6	102
Schlumberger Ltd.	68	2,879
Smith International Inc.	12	285
Southwestern Energy Co. (c)	20	568
Spectra Energy Corp.	35	553
Sunoco Inc.	7	285
Tesoro Corp. (e)	8	111
Valero Energy Corp.	30	646
Weatherford International Ltd. (c)	38	412
Williams Cos. Inc.	32	464
XTO Energy Inc.	33	1,153
		59,744
FINANCIALS - 12.7%
AFLAC Inc.	27	1,239
Allstate Corp.	31	1,007
American Capital Ltd. (e)	12	38
American Express Co.	66	1,220
American International Group Inc. (e)	144	226
Ameriprise Financial Inc.	13	293
AON Corp.	16	721

Apartment Investment & Management Co. (e)	6	64
Assurant Inc.	7	208
AvalonBay Communities Inc. (e)	4	270
Bank of America Corp.	284	4,002
Bank of New York Mellon Corp. (a)	65	1,841
BB&T Corp. (e)	31	857
Boston Properties Inc. (e)	7	377
Capital One Financial Corp. (e)	23	718
CB Richard Ellis Group Inc. - Class A (c) (e)	13	58
Charles Schwab Corp.	53	857
Chubb Corp.	20	1,044
Cincinnati Financial Corp.	9	263
CIT Group Inc.	22	99
Citigroup Inc.	309	2,072
CME Group Inc.	4	793
Comerica Inc. (e)	9	170
Developers Diversified Realty Corp. (e)	7	33
Discover Financial Services	27	257
E*Trade Financial Corp. (c) (e)	34	39
Equity Residential	15	462
Federated Investors Inc. - Class B	5	87
Fifth Third Bancorp (e)	32	262
First Horizon National Corp. (e)	11	114
Franklin Resources Inc.	8	541
Genworth Financial Inc. - Class A	22	62
Goldman Sachs Group Inc.	25	2,134
Hartford Financial Services Group Inc.	17	286
HCP Inc. (e)	14	401
Host Hotels & Resorts Inc. (e)	30	223
Hudson City Bancorp Inc.	29	462
Huntington Bancshares Inc. (e)	21	159
IntercontinentalExchange Inc. (c)	4	348
Invesco Ltd.	21	306
Janus Capital Group Inc.	8	65
JPMorgan Chase & Co.	213	6,717
KeyCorp	28	238
Kimco Realty Corp.	13	241
Legg Mason Inc. (e)	8	179
Leucadia National Corp. (e)	10	194
Lincoln National Corp.	15	280
Loews Corp.	21	582
M&T Bank Corp. (e)	4	248
Marsh & McLennan Cos. Inc.	29	707
Marshall & Ilsley Corp. (e)	15	200
MBIA Inc. (e)	11	43
Merrill Lynch & Co. Inc.	90	1,044
MetLife Inc. (e)	45	1,569
Moody’s Corp. (e)	11	230
Morgan Stanley	62	1,001
NASDAQ OMX Group Inc. (c) (e)	8	196

National City Corp.	118	214
Northern Trust Corp.	13	655
NYSE Euronext	15	417
People’s United Financial Inc.	20	355
Plum Creek Timber Co. Inc. (e)	10	342
PNC Financial Services Group Inc.	20	964
Principal Financial Group Inc.	15	329
Progressive Corp.	39	571
ProLogis	16	217
Prudential Financial Inc. (e)	24	734
Public Storage Inc.	7	566
Regions Financial Corp. (e)	40	319
Simon Property Group Inc.	13	679
SLM Corp. (c) (e)	27	241
Sovereign Bancorp Inc. (c) (e)	28	85
State Street Corp.	25	964
SunTrust Banks Inc.	20	596
T. Rowe Price Group Inc. (e)	14	508
Torchmark Corp.	5	222
Travelers Cos. Inc.	34	1,515
U.S. Bancorp	100	2,508
Unum Group	19	360
Vornado Realty Trust	8	472
Wachovia Corp. (e)	123	680
Wells Fargo & Co.	215	6,352
XL Capital Ltd. - Class A	20	75
Zions Bancorp (e)	6	157
		59,444
HEALTH CARE - 14.2%
Abbott Laboratories	89	4,728
Aetna Inc.	27	764
Allergan Inc.	18	707
AmerisourceBergen Corp.	9	326
Amgen Inc. (c)	61	3,495
Baxter International Inc.	36	1,908
Becton Dickinson & Co.	14	946
Biogen Idec Inc. (c)	16	785
Boston Scientific Corp. (c)	86	663
Bristol-Myers Squibb Co.	112	2,610
Cardinal Health Inc.	20	704
Celgene Corp. (c)	26	1,450
Cephalon Inc. (c) (e)	4	303
Cigna Corp.	16	269
Coventry Health Care Inc. (c)	8	121
Covidien Ltd.	28	1,032
CR Bard Inc.	6	479
DaVita Inc. (c)	6	290
DENTSPLY International Inc.	9	244
Eli Lilly & Co.	57	2,285
Express Scripts Inc. (c)	14	770

Forest Laboratories Inc. (c)	17	431
Genzyme Corp. (c)	15	1,012
Gilead Sciences Inc. (c)	52	2,667
Hospira Inc. (c)	9	240
Humana Inc. (c)	9	353
IMS Health Inc.	10	155
Intuitive Surgical Inc. (c) (e)	2	285
Johnson & Johnson	158	9,473
King Pharmaceuticals Inc. (c) (e)	13	142
Laboratory Corp. of America Holdings (c) (e)	6	410
Life Technologies Corp.	10	234
McKesson Corp.	16	610
Medco Health Solutions Inc. (c)	29	1,203
Medtronic Inc.	64	2,010
Merck & Co. Inc.	121	3,677
Millipore Corp. (c) (e)	3	167
Mylan Inc. (c) (e)	17	165
Patterson Cos. Inc. (c)	6	106
PerkinElmer Inc.	7	96
Pfizer Inc.	385	6,816
Quest Diagnostics Inc. (e)	9	458
Schering-Plough Corp.	92	1,570
St. Jude Medical Inc. (c)	19	643
Stryker Corp.	14	550
Tenet Healthcare Corp. (c)	26	29
Thermo Fisher Scientific Inc. (c)	24	811
UnitedHealth Group Inc.	69	1,837
Varian Medical Systems Inc. (c) (e)	7	245
Waters Corp. (c)	5	200
Watson Pharmaceuticals Inc. (c)	6	162
WellPoint Inc. (c)	29	1,223
Wyeth	76	2,836
Zimmer Holdings Inc. (c)	13	506
		66,201
INDUSTRIALS - 10.7%
3M Co.	40	2,280
Avery Dennison Corp. (e)	6	194
Boeing Co.	42	1,791
Burlington Northern Santa Fe Corp.	16	1,213
Caterpillar Inc. (e)	35	1,543
CH Robinson Worldwide Inc. (e)	10	535
Cintas Corp.	7	172
Cooper Industries Ltd. - Class A	10	287
CSX Corp.	23	752
Cummins Inc.	12	313
Danaher Corp. (e)	14	821
Deere & Co. (e)	24	929
Dover Corp.	11	357
Dun & Bradstreet Corp.	3	229
Eaton Corp.	10	473

Emerson Electric Co.	44	1,611
Equifax Inc.	7	195
Expeditors International Washington Inc.	12	406
Fastenal Co. (e)	7	261
FedEx Corp.	18	1,133
Flowserve Corp.	3	173
Fluor Corp.	10	459
General Dynamics Corp.	23	1,298
General Electric Co.	599	9,709
Goodrich Corp.	7	262
Honeywell International Inc.	42	1,380
Illinois Tool Works Inc.	23	796
Ingersoll-Rand Co. Ltd. - Class A	18	310
ITT Corp.	10	464
Jacobs Engineering Group Inc. (c)	7	324
L-3 Communications Holdings Inc.	7	497
Lockheed Martin Corp.	19	1,588
Manitowoc Co. Inc.	7	59
Masco Corp.	21	233
Monster Worldwide Inc. (c) (e)	8	91
Norfolk Southern Corp.	21	1,002
Northrop Grumman Corp.	19	864
PACCAR Inc.	21	593
Pall Corp.	6	184
Parker Hannifin Corp.	9	398
Pitney Bowes Inc.	11	292
Precision Castparts Corp.	8	474
Raytheon Co.	24	1,208
Republic Services Inc. - Class A	18	455
Robert Half International Inc. (e)	9	187
Rockwell Automation Inc.	8	262
Rockwell Collins Inc.	9	349
RR Donnelley & Sons Co.	12	168
Ryder System Inc. (e)	3	120
Southwest Airlines Co.	41	351
Stericycle Inc. (c)	5	243
Textron Inc.	14	196
Tyco International Ltd.	27	585
Union Pacific Corp.	29	1,381
United Parcel Service Inc. - Class B	57	3,140
United Technologies Corp.	54	2,918
Waste Management Inc.	28	923
WW Grainger Inc. (e)	4	282
		49,713
INFORMATION TECHNOLOGY - 14.7%
Adobe Systems Inc. (c)	30	642
Advanced Micro Devices Inc. (c) (e)	34	74
Affiliated Computer Services Inc. - Class A (c)	5	247
Agilent Technologies Inc. (c)	20	314
Akamai Technologies Inc. (c) (e)	10	149

Altera Corp. (e)	17	277
Amphenol Corp. - Class A	10	246
Analog Devices Inc.	17	319
Apple Inc. (c)	51	4,332
Applied Materials Inc. (e)	76	772
Autodesk Inc. (c)	12	243
Automatic Data Processing Inc.	29	1,136
BMC Software Inc. (c)	10	282
Broadcom Corp. - Class A (c)	25	428
CA Inc. (e)	22	406
Ciena Corp. (c) (e)	5	32
Cisco Systems Inc. (c)	334	5,436
Citrix Systems Inc. (c)	10	238
Cognizant Technology Solutions Corp. (c)	17	305
Computer Sciences Corp. (c)	8	294
Compuware Corp. (c)	14	97
Convergys Corp. (c)	7	44
Corning Inc.	90	854
Dell Inc. (c)	99	1,013
eBay Inc. (c)	62	866
Electronic Arts Inc. (c) (e)	18	296
EMC Corp. (c)	117	1,230
Fidelity National Information Services Inc.	11	181
Fiserv Inc. (c)	9	335
FLIR Systems Inc. (c)	8	242
Google Inc. - Class A (c)	14	4,202
Harris Corp.	8	295
Hewlett-Packard Co.	140	5,074
Intel Corp.	317	4,653
International Business Machines Corp.	76	6,438
Intuit Inc. (c)	18	437
Jabil Circuit Inc.	12	81
JDS Uniphase Corp. (c) (e)	12	44
Juniper Networks Inc. (c)	31	544
KLA-Tencor Corp.	10	220
Lexmark International Inc. (c) (e)	5	136
Linear Technology Corp. (e)	12	269
LSI Corp. (c)	34	113
MasterCard Inc. (e)	4	588
McAfee Inc. (c)	9	300
MEMC Electronic Materials Inc. (c)	12	178
Microchip Technology Inc. (e)	10	199
Micron Technology Inc. (c) (e)	43	112
Microsoft Corp.	436	8,484
Molex Inc. (e)	8	116
Motorola Inc. (e)	126	558
National Semiconductor Corp.	11	114
NetApp Inc. (c)	18	254
Novell Inc. (c)	20	77
Novellus Systems Inc. (c) (e)	6	71

Nvidia Corp. (c)	31	247
Oracle Corp. (c)	224	3,966
Paychex Inc.	18	470
QLogic Corp. (c) (e)	8	106
QUALCOMM Inc.	95	3,388
Salesforce.com Inc. (c) (e)	6	194
SanDisk Corp. (c) (e)	13	120
Sun Microsystems Inc. (c)	41	156
Symantec Corp. (c)	48	647
Tellabs Inc. (c)	23	95
Teradata Corp. (c)	10	141
Teradyne Inc. (c)	9	37
Texas Instruments Inc.	74	1,155
Total System Services Inc.	11	159
Tyco Electronics Ltd.	27	430
VeriSign Inc. (c)	11	206
Western Union Co.	42	597
Xerox Corp.	49	389
Xilinx Inc.	16	285
Yahoo! Inc. (c) (e)	79	960
		68,635
MATERIALS - 2.9%
Air Products & Chemicals Inc.	12	608
AK Steel Holding Corp. (e)	6	58
Alcoa Inc. (e)	46	513
Allegheny Technologies Inc. (e)	6	149
Ball Corp.	6	230
Bemis Co. Inc.	6	137
CF Industries Holdings Inc.	3	163
Dow Chemical Co.	53	792
Eastman Chemical Co.	4	124
Ecolab Inc.	10	344
EI Du Pont de Nemours & Co.	51	1,295
Freeport-McMoRan Copper & Gold Inc. (e)	22	536
International Flavors & Fragrances Inc.	4	127
International Paper Co.	25	291
MeadWestvaco Corp.	10	114
Monsanto Co.	31	2,194
Newmont Mining Corp.	26	1,055
Nucor Corp.	18	831
Owens-Illinois Inc. (c)	9	259
Pactiv Corp. (c)	7	182
PPG Industries Inc.	9	386
Praxair Inc.	18	1,061
Rohm & Haas Co.	7	424
Sealed Air Corp. (e)	8	126
Sigma-Aldrich Corp. (e)	7	299
Titanium Metals Corp. (e)	4	39
United States Steel Corp.	7	249
Vulcan Materials Co. (e)	6	437

Weyerhaeuser Co.	12	370
		13,393
TELECOMMUNICATION SERVICES - 3.7%
American Tower Corp. (c)	22	659
AT&T Inc. (e)	336	9,584
CenturyTel Inc. (e)	6	165
Embarq Corp. (e)	8	297
Frontier Communications Corp.	18	159
Qwest Communications International Inc. (e)	84	304
Sprint Nextel Corp. (c)	154	282
Verizon Communications Inc.	162	5,497
Windstream Corp.	25	230
		17,177
UTILITIES - 4.1%
AES Corp. (c) (e)	39	320
Allegheny Energy Inc. (e)	9	315
Ameren Corp. (e)	12	401
American Electric Power Co. Inc.	23	761
CenterPoint Energy Inc.	19	244
CMS Energy Corp. (e)	13	134
Consolidated Edison Inc. (e)	16	607
Constellation Energy Group Inc.	10	259
Dominion Resources Inc.	33	1,180
DTE Energy Co.	9	320
Duke Energy Corp.	72	1,078
Dynegy Inc. (c) (e)	29	58
Edison International Inc.	19	597
Entergy Corp.	11	904
Equitable Resources Inc.	7	249
Exelon Corp.	37	2,073
FirstEnergy Corp.	17	841
FPL Group Inc.	23	1,167
Integrys Energy Group Inc.	4	183
Nicor Inc. (e)	2	87
NiSource Inc.	16	171
Pepco Holdings Inc.	12	217
PG&E Corp.	20	788
Pinnacle West Capital Corp. (e)	6	178
PPL Corp.	21	656
Progress Energy Inc.	15	596
Public Service Enterprise Group Inc.	29	842
Questar Corp.	10	318
SCANA Corp.	7	237
Sempra Energy	14	600
Southern Co.	44	1,640
TECO Energy Inc. (e)	12	146
Wisconsin Energy Corp. (e)	7	284
Xcel Energy Inc.	26	480
		18,931

Total Common Stocks (cost $585,168)		448,528

SHORT TERM INVESTMENTS - 11.2%
Mutual Funds - 3.4%
JNL Money Market Fund, 1.07% (a) (h)	15,973	15,973

Securities Lending Collateral - 7.3%
Mellon GSL DBT II Collateral Fund, 1.67% (a) (h)	34,835	33,738
Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	743	-
		33,738
U.S. Treasury Securities - 0.5%
U.S. Treasury Bill, 0.01%, 03/19/09 (o)	405	406
U.S. Treasury Bill, 0.26%, 06/18/09 (o)	2,035	2,033
		2,439

Total Short Term Investments (cost $53,989)		52,150

Total Investments - 107.4% (cost $639,157)		500,678
Other Assets and Liabilities, Net - (7.4%)		-34,636
Total Net Assets - 100%		$ 466,042

JNL/Mellon Capital Management S&P 400
MidCap Index Fund
COMMON STOCKS - 100.2%
CONSUMER DISCRETIONARY - 14.1%
99 Cents Only Stores (c) (e)	21	$ 233
Advance Auto Parts Inc.	41	1,385
Aeropostale Inc. (c) (e)	29	473
American Eagle Outfitters Inc.	90	841
American Greetings Corp.	19	147
AnnTaylor Stores Corp. (c)	27	154
ArvinMeritor Inc. (e)	33	93
Barnes & Noble Inc. (e)	16	234
Belo Corp.	34	53
Blyth Inc.	9	67
Bob Evans Farms Inc. (e)	14	283
BorgWarner Inc. (e)	50	1,096
Boyd Gaming Corp. (e)	27	128
Brinker International Inc.	45	472
Brink’s Home Security Holdings Inc. (c)	18	393
Callaway Golf Co. (e)	27	253
Career Education Corp. (c)	32	576
Carmax Inc. (c) (e)	96	757
Cheesecake Factory Inc. (c)	25	257
Chico’s FAS Inc. (c) (e)	76	318
Chipotle Mexican Grill Inc. - Class A (c) (e)	14	894
Coldwater Creek Inc. (c) (e)	19	55
Collective Brands Inc. (c)	29	336
Corinthian Colleges Inc. (c) (e)	37	612
DeVry Inc. (e)	27	1,537

Dick’s Sporting Goods Inc. (c)	37	527
Dollar Tree Inc. (c)	39	1,647
DreamWorks Animation SKG Inc. (c)	34	849
Foot Locker Inc.	66	482
Furniture Brands International Inc. (e)	17	37
Gentex Corp. (e)	60	527
Guess? Inc. (e)	25	387
HanesBrands Inc. (c) (e)	39	503
Harte-Hanks Inc. (e)	15	93
Hovnanian Enterprises Inc. - Class A (c) (e)	22	37
International Speedway Corp. - Class A	12	337
ITT Educational Services Inc. (c)	14	1,294
J Crew Group Inc. (c)	22	267
John Wiley & Sons Inc.	18	646
Lamar Advertising Co. (c) (e)	33	420
Life Time Fitness Inc. (c) (e)	15	192
LKQ Corp. (c)	61	711
Marvel Entertainment Inc. (c) (e)	21	657
Matthews International Corp. - Class A	13	493
MDC Holdings Inc.	16	487
Modine Manufacturing Co.	14	67
Mohawk Industries Inc. (c) (e)	24	1,049
NetFlix Inc. (c) (e)	18	527
NVR Inc. (c) (e)	2	1,082
O’Reilly Automotive Inc. (c) (e)	58	1,797
Pacific Sunwear of California Inc. (c) (e)	24	39
PetSmart Inc.	55	1,020
Phillips-Van Heusen Corp.	23	456
Priceline.com Inc. (c) (e)	18	1,300
Regis Corp. (e)	20	283
Rent-A-Center Inc. (c)	29	517
Ross Stores Inc.	56	1,672
Ryland Group Inc. (e)	18	316
Saks Inc. (c) (e)	64	281
Scholastic Corp. (e)	11	154
Scientific Games Corp. - Class A (c)	28	498
Service Corp. International	108	538
Sotheby’s Holdings - Class A (e)	30	270
Strayer Education Inc.	6	1,326
Thor Industries Inc. (e)	16	214
Timberland Co. - Class A (c) (e)	20	235
Toll Brothers Inc. (c)	57	1,214
Tupperware Brands Corp. (e)	27	614
Under Armour Inc. - Class A (c) (e)	16	384
Urban Outfitters Inc. (c) (e)	50	744
Warnaco Group Inc. (c)	21	404
Wendy’s/Arby’s Group Inc.	182	899
Williams-Sonoma Inc. (e)	37	288
		40,428
CONSUMER STAPLES - 4.5%

Alberto-Culver Co.	37	909
BJ’s Wholesale Club Inc. (c) (e)	26	877
Church & Dwight Co. Inc. (e)	30	1,708
Corn Products International Inc.	32	935
Energizer Holdings Inc. (c)	25	1,373
Flowers Foods Inc.	34	819
Hansen Natural Corp. (c) (e)	32	1,078
Hormel Foods Corp.	30	948
Lancaster Colony Corp. (e)	9	298
NBTY Inc. (c)	24	379
PepsiAmericas Inc.	24	492
Ralcorp Holdings Inc. (c)	24	1,431
Ruddick Corp. (e)	17	475
Smithfield Foods Inc. (c) (e)	52	729
Tootsie Roll Industries Inc. (e)	11	281
Universal Corp. (e)	10	312
		13,044
ENERGY - 6.4%
Arch Coal Inc.	62	1,012
Bill Barrett Corp. (c) (e)	16	346
Cimarex Energy Co. (e)	36	970
Comstock Resources Inc. (c)	20	946
Denbury Resources Inc. (c)	107	1,173
Encore Acquisition Co. (c)	23	590
Exterran Holdings Inc. (c) (e)	28	589
FMC Technologies Inc.	54	1,296
Forest Oil Corp. (c) (e)	42	699
Frontier Oil Corp.	44	555
Helix Energy Solutions Group Inc. (c) (e)	40	287
Helmerich & Payne Inc.	46	1,041
Mariner Energy Inc. (c)	38	383
Newfield Exploration Co. (c)	58	1,136
Oceaneering International Inc. (c)	23	679
Overseas Shipholding Group Inc. (e)	11	451
Patriot Coal Corp. (c) (e)	27	171
Patterson-UTI Energy Inc. (e)	66	757
Plains Exploration & Production Co. (c)	47	1,088
Pride International Inc. (c) (e)	75	1,203
Quicksilver Resources Inc. (c) (e)	50	277
Southern Union Co.	54	705
Superior Energy Services Inc. (c)	33	525
Tidewater Inc. (e)	22	903
Unit Corp. (c) (e)	21	554
		18,336
FINANCIALS - 21.2%
Affiliated Managers Group Inc. (c) (e)	18	751
Alexandria Real Estate Equities Inc. (e)	14	848
AMB Property Corp.	43	1,004
American Financial Group Inc.	33	748
AmeriCredit Corp. (c) (e)	51	391

Apollo Investment Corp. (e)	62	581
Arthur J Gallagher & Co. (e)	41	1,071
Associated Bancorp (e)	56	1,163
Astoria Financial Corp. (e)	35	580
BancorpSouth Inc. (e)	32	737
Bank of Hawaii Corp. (e)	21	938
BRE Properties Inc. - Class A (e)	22	624
Brown & Brown Inc.	50	1,055
Camden Property Trust	23	728
Cathay General Bancorp (e)	22	516
City National Corp. (e)	18	858
Colonial BancGroup Inc. (e)	92	190
Commerce Bancshares Inc.	29	1,261
Cousins Properties Inc. (e)	19	261
Cullen/Frost Bankers Inc.	26	1,307
Duke Realty Corp. (e)	64	705
Eaton Vance Corp.	50	1,061
Equity One Inc. (e)	13	239
Essex Property Trust Inc. (e)	12	895
Everest Re Group Ltd.	27	2,032
Federal Realty Investors Trust (e)	26	1,592
Fidelity National Financial Inc. - Class A (e)	92	1,634
First American Corp.	40	1,167
First Niagara Financial Group Inc.	52	836
FirstMerit Corp. (e)	35	727
Fulton Financial Corp. (e)	76	734
Hanover Insurance Group Inc.	22	955
HCC Insurance Holdings Inc.	50	1,334
Health Care REIT Inc. (e)	45	1,897
Highwoods Properties Inc.	28	759
Horace Mann Educators Corp. (e)	17	159
Hospitality Properties Trust	41	613
Jefferies Group Inc. (e)	53	740
Jones Lang LaSalle Inc. (e)	15	415
Liberty Property Trust	43	975
Macerich Co. (e)	33	604
Mack-Cali Realty Corp.	29	704
Mercury General Corp. (e)	15	713
Nationwide Health Properties Inc.	43	1,241
New York Community Bancorp Inc.	150	1,789
Old Republic International Corp.	100	1,196
Omega Healthcare Investors Inc.	34	547
PacWest Bancorp	10	278
PMI Group Inc. (e)	32	62
Potlatch Corp. (e)	17	452
Protective Life Corp.	30	430
Raymond James Financial Inc. (e)	42	719
Rayonier Inc. (e)	34	1,075
Realty Income Corp. (e)	45	1,050
Regency Centers Corp.	30	1,421

Reinsurance Group of America Inc. (c)	32	1,351
SEI Investments Co.	58	912
SL Green Realty Corp.	25	645
StanCorp Financial Group Inc.	21	889
SVB Financial Group (c) (e)	14	380
Synovus Financial Corp. (e)	122	1,014
TCF Financial Corp. (e)	50	687
UDR Inc. (e)	59	819
Unitrin Inc. (e)	21	333
Valley National Bancorp	57	1,161
Waddell & Reed Financial Inc. - Class A	36	561
Washington Federal Inc. (e)	39	577
Webster Financial Corp. (e)	24	326
Weingarten Realty Investors (e)	34	700
WestAmerica Bancorp (e)	13	645
Wilmington Trust Corp. (e)	30	661
WR Berkley Corp.	60	1,868
		60,891
HEALTH CARE - 11.4%
Advanced Medical Optics Inc. (c) (e)	24	158
Affymetrix Inc. (c)	30	89
Beckman Coulter Inc.	27	1,197
Bio-Rad Laboratories Inc. - Class A (c)	8	628
Cerner Corp. (c) (e)	30	1,138
Charles River Laboratories International Inc. (c) (e)	30	773
Community Health Systems Inc. (c)	39	576
Covance Inc. (c) (e)	28	1,267
Edwards Lifesciences Corp. (c) (e)	24	1,330
Endo Pharmaceuticals Holdings Inc. (c) (e)	51	1,317
Gen-Probe Inc. (c)	24	1,013
Health Management Associates Inc. (c) (e)	100	180
Health Net Inc. (c)	44	482
Henry Schein Inc. (c) (e)	39	1,425
Hill-Rom Holdings Inc. (e)	27	452
Hologic Inc. (e)	111	1,456
Idexx Laboratories Inc. (c) (e)	26	935
Kindred Healthcare Inc. (c)	13	171
Kinetic Concepts Inc. (c) (e)	24	456
LifePoint Hospitals Inc. (c) (e)	23	536
Lincare Holdings Inc. (c) (e)	32	872
Masimo Corp. (c)	21	624
Medics Pharmaceutical Corp. (e)	24	329
Omnicare Inc. (e)	45	1,257
Perrigo Co. (e)	34	1,091
Pharmaceutical Product Development Inc.	51	1,487
Psychiatric Solutions Inc. (c) (e)	24	680
Resmed Inc. (c)	33	1,234
Sepracor Inc. (c)	48	525
STERIS Corp. (e)	25	593
Techne Corp.	17	1,067

Teleflex Inc.	17	867
Thoratec Corp. (c)	24	794
United Therapeutics Corp. (c)	10	634
Universal Health Services Inc.	22	830
Valeant Pharmaceutical International (c) (e)	36	814
Varian Inc. (c)	13	428
VCA Antech Inc. (c) (e)	37	734
Vertex Pharmaceuticals Inc. (c) (e)	65	1,987
WellCare Health Plans Inc. (c)	18	231
		32,657
INDUSTRIALS - 14.4%
AGCO Corp. (c) (e)	40	942
AirTran Holdings Inc. (c) (e)	49	219
Alaska Air Group Inc. (c) (e)	15	444
Alexander & Baldwin Inc.	18	455
Alliant Techsystems Inc. (c) (e)	14	1,220
Ametek Inc.	46	1,402
BE Aerospace Inc. (c)	42	322
Brink’s Co.	17	465
Bucyrus International Inc. - Class A	33	608
Carlisle Cos. Inc.	27	554
Clean Harbors Inc. (c) (e)	9	559
Con-Way Inc. (e)	20	535
Copart Inc. (c)	28	750
Corporate Executive Board Co. (e)	15	327
Corrections Corp. of America (c)	55	895
Crane Co.	20	353
Deluxe Corp.	21	321
Donaldson Co. Inc. (e)	33	1,126
Dycom Industries Inc. (c)	16	129
Federal Signal Corp. (e)	21	174
FTI Consulting Inc. (c)	22	988
GATX Corp. (e)	21	658
Graco Inc. (e)	26	617
Granite Construction Inc. (e)	14	631
Harsco Corp.	36	1,006
Herman Miller Inc. (e)	24	307
HNI Corp. (e)	19	300
Hubbell Inc. - Class B	24	800
IDEX Corp.	36	868
JB Hunt Transport Services Inc.	36	936
JetBlue Airways Corp. (c)	77	547
Joy Global Inc.	47	1,073
Kansas City Southern (c)	40	759
KBR Inc.	70	1,068
Kelly Services Inc. - Class A (e)	10	136
Kennametal Inc.	32	708
Korn/Ferry International (c) (e)	20	229
Lincoln Electric Holdings Inc.	19	949
Manpower Inc.	34	1,153

Mine Safety Appliances Co.	13	315
MPS Group Inc. (c)	40	301
MSC Industrial Direct Co. - Class A (e)	19	701
Navigant Consulting Inc. (c) (e)	20	311
Nordson Corp. (e)	15	484
Oshkosh Truck Corp.	32	285
Pentair Inc. (e)	43	1,016
Quanta Services Inc. (c) (e)	86	1,698
Rollins Inc.	17	307
Roper Industries Inc. (e)	39	1,693
Shaw Group Inc. (c)	36	746
SPX Corp.	24	960
Terex Corp. (c)	41	717
Thomas & Betts Corp. (c) (e)	24	565
Timken Co.	37	728
Trinity Industries Inc. (e)	34	530
United Rentals Inc. (c)	26	235
URS Corp. (c)	36	1,480
Wabtec Corp.	21	840
Waste Connections Inc. (c)	35	1,095
Werner Enterprises Inc. (e)	18	311
Woodward Governor Co.	24	549
YRC Worldwide Inc. (c) (e)	24	67
		41,467
INFORMATION TECHNOLOGY - 12.5%
3Com Corp. (c) (e)	168	383
ACI Worldwide Inc. (c)	15	231
Acxiom Corp.	27	220
ADC Telecommunications Inc. (c) (e)	52	283
ADTRAN Inc. (e)	23	344
Advent Software Inc. (c) (e)	8	154
Alliance Data Systems Corp. (c) (e)	28	1,306
Ansys Inc. (c)	39	1,088
Arrow Electronics Inc. (c)	52	978
Atmel Corp. (c)	194	608
Avnet Inc. (c)	66	1,193
Avocent Corp. (c) (e)	19	339
Broadridge Financial Solutions Inc.	62	773
Cadence Design Systems Inc. (c)	115	420
CommScope Inc. (c)	31	481
Cree Inc. (c) (e)	39	612
Diebold Inc.	29	810
Digital River Inc. (c)	16	387
DST Systems Inc. (c) (e)	18	674
F5 Networks Inc. (c) (e)	35	793
Factset Research Systems Inc. (e)	18	794
Fair Isaac Corp. (e)	21	350
Fairchild Semiconductor International Inc. (c)	56	274
Gartner Inc. - Class A (c) (e)	25	445
Global Payments Inc.	35	1,144

Imation Corp. (e)	14	187
Ingram Micro Inc. - Class A (c)	72	960
Integrated Device Technology Inc. (c)	74	418
International Rectifier Corp. (c)	32	434
Intersil Corp.	54	496
Jack Henry & Associates Inc.	36	702
Lam Research Corp. (c) (e)	54	1,156
Lender Processing Services Inc.	36	1,074
Macrovision Solutions Corp. (c) (e)	37	464
Mantech International Corp. - Class A (c)	9	476
Mentor Graphics Corp. (c) (e)	39	200
Metavante Technologies Inc. (c)	39	631
Mettler Toledo International Inc. (c)	15	983
National Instruments Corp.	25	606
NCR Corp. (c)	69	971
NeuStar Inc. - Class A (c)	34	658
Palm Inc. (c) (e)	51	156
Parametric Technology Corp. (c) (e)	51	642
Plantronics Inc. (e)	21	272
Polycom Inc. (c) (e)	36	483
RF Micro Devices Inc. (c) (e)	103	79
SAIC Inc. (c)	88	1,716
Semtech Corp. (c) (e)	26	292
Silicon Laboratories Inc. (c)	20	487
SRA International Inc. - Class A (c)	18	308
Sybase Inc. (c)	35	875
Synopsys Inc. (c)	63	1,161
Tech Data Corp. (c)	22	394
Trimble Navigation Ltd. (c)	52	1,124
ValueClick Inc. (c) (e)	37	252
Vishay Intertechnology Inc. (c)	83	283
Western Digital Corp. (c) (e)	96	1,103
Wind River Systems Inc. (c)	30	267
Zebra Technologies Corp. (c)	28	563
		35,957
MATERIALS - 6.8%
Airgas Inc.	35	1,372
Albemarle Corp.	40	887
AptarGroup Inc. (e)	29	1,035
Ashland Inc.	30	313
Cabot Corp.	29	440
Carpenter Technology Corp.	19	385
Chemtura Corp.	99	138
Clearwater Paper Corp. (c)	-	-
Cliffs Natural Resources Inc.	49	1,264
Commercial Metals Co.	50	592
Cytec Industries Inc.	20	428
Ferro Corp. (e)	20	144
FMC Corp.	32	1,439
Grief Inc.	15	501

Louisiana-Pacific Corp. (e)	36	56
Lubrizol Corp.	29	1,065
Martin Marietta Materials Inc. (e)	18	1,748
Minerals Technologies Inc.	8	318
Olin Corp. (e)	34	609
Packaging Corp. of America (e)	44	587
Reliance Steel & Aluminum Co.	27	533
RPM International Inc.	55	727
Scotts Miracle-Gro Co. (e)	19	569
Sensient Technologies Corp.	21	507
Sonoco Products Co.	43	1,005
Steel Dynamics Inc.	70	787
Temple-Inland Inc. (e)	47	223
Terra Industries Inc.	45	743
Valspar Corp. (e)	44	787
Worthington Industries Inc. (e)	25	281
		19,483
TELECOMMUNICATION SERVICES - 0.6%
Cincinnati Bell Inc. (c) (e)	93	178
Telephone & Data Systems Inc.	46	1,470
		1,648
UTILITIES - 8.3%
AGL Resources Inc.	33	1,047
Alliant Energy Corp.	48	1,401
Aqua America Inc. (e)	59	1,210
Black Hills Corp.	16	436
DPL Inc. (e)	50	1,152
Energen Corp.	31	915
Great Plains Energy Inc.	52	1,000
Hawaiian Electric Industries Inc. (e)	39	868
IDACORP Inc. (e)	20	587
MDU Resources Group Inc. (e)	80	1,723
National Fuel Gas Co.	34	1,078
Northeast Utilities	68	1,628
NSTAR (e)	46	1,694
NV Energy Inc.	102	1,007
OGE Energy Corp.	40	1,040
Oneok Inc.	45	1,323
PNM Resources Inc.	38	384
Puget Energy Inc.	56	1,538
UGI Corp.	47	1,146
Vectren Corp.	35	881
Westar Energy Inc.	47	966
WGL Holdings Inc. (e)	22	713
		23,737

Total Common Stocks (cost $424,431)		287,648

SHORT TERM INVESTMENTS - 29.4%
Mutual Funds - 3.2%

JNL Money Market Fund, 1.07% (a) (h)	9,083	9,083
Securities Lending Collateral - 25.7%
Mellon GSL DBT II Collateral Fund, 1.67% (a) (h)	76,247	73,845
Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	2,206	-
		73,845
U.S. Treasury Securities - 0.5%
U.S. Treasury Bill, 0.26%, 06/18/09 (o)	1,375	1,374

Total Short Term Investments (cost $88,910)		84,302

Total Investments - 129.6% (cost $513,341)		371,950
Other Assets and Liabilities, Net - (29.6%)		-84,911
Total Net Assets - 100%		$ 287,039

JNL/Mellon Capital Management Small Cap Index Fund
COMMON STOCKS - 100.9%
CONSUMER DISCRETIONARY - 11.2%
1-800-Flowers.com Inc. (c)	8	$ 30
99 Cents Only Stores (c) (e)	15	167
Aaron Rents Inc.	15	400
Aeropostale Inc. (c)	22	357
AFC Enterprises Inc. (c)	8	40
AH Belo Corp. - Class A	6	13
Ambassadors Group Inc. (e)	7	61
American Apparel Inc. (c) (e)	10	20
American Axle & Manufacturing Holdings Inc. (e)	19	55
American Greetings Corp.	15	112
American Public Education Inc. (c) (e)	4	131
America’s Car-Mart Inc. (c)	4	56
Amerigon Inc. (c)	9	28
Ameristar Casinos Inc. (e)	9	77
Arbitron Inc.	9	117
Aristotle Corp. (c) (e)	-	1
ArvinMeritor Inc. (e)	27	77
Asbury Automotive Group Inc. (e)	12	56
ATC Technology Corp. (c)	7	101
Audiovox Corp. (c)	5	26
Bally Technologies Inc. (c) (e)	18	435
Bassett Furniture Industries Inc.	1	2
Beazer Homes USA Inc. (c)	13	21
Bebe Stores Inc. (e)	13	95
Belo Corp.	31	48
Big 5 Sporting Goods Corp.	8	41
BJ’s Restaurants Inc. (c) (e)	6	67
Blockbuster Inc. - Class A (c) (e)	55	68
Blue Nile Inc. (c) (e)	4	104
Bluegreen Corp. (c)	6	20
Blyth Inc. (e)	8	62
Bob Evans Farms Inc. (e)	10	202
Borders Group Inc. (e)	21	8

Brookfield Homes Corp. (e)	3	13
Brown Shoe Co. Inc. (e)	14	117
Brunswick Corp. (e)	30	126
Buckle Inc. (e)	7	159
Buffalo Wild Wings Inc. (c) (e)	6	149
Build-A-Bear Workshop Inc. (c)	6	31
Cabela’s Inc. - Class A (c) (e)	13	73
Cache Inc. (c)	3	6
California Pizza Kitchen Inc. (c)	7	80
Callaway Golf Co.	21	196
Capella Education Co. (c) (e)	5	278
Carter’s Inc. (c) (e)	19	361
Casual Male Retail Group Inc. (c) (e)	10	5
Cato Corp. - Class A	9	134
Cavco Industries Inc. (c)	2	60
CEC Entertainment Inc. (c)	7	159
Champion Enterprises Inc. (c) (e)	22	12
Charlotte Russe Holding Inc. (c)	8	54
Charming Shoppes Inc. (c) (e)	39	96
Charter Communications Inc. - Class A (c) (e)	118	10
Cheesecake Factory Inc. (c)	20	202
Cherokee Inc. (e)	2	38
Chico’s FAS Inc. (c) (e)	59	246
Childrens Place Retail Stores Inc. (c) (e)	8	169
Christopher & Banks Corp. (e)	11	64
Churchill Downs Inc. (e)	3	124
Cinemark Holdings Inc.	9	66
Citadel Broadcasting Corp. (c) (e)	53	8
Citi Trends Inc. (c)	5	69
CKE Restaurants Inc.	17	144
CKX Inc. (c) (e)	15	56
Coinstar Inc. (c)	9	174
Coldwater Creek Inc. (c) (e)	17	48
Collective Brands Inc. (c)	20	239
Columbia Sportswear Co. (e)	4	142
Conn’s Inc. (c) (e)	3	27
Cooper Tire & Rubber Co. (e)	19	115
Core-Mark Holding Co. Inc. (c)	3	70
Corinthian Colleges Inc. (c) (e)	28	461
Cox Radio Inc. - Class A (c) (e)	9	53
Cracker Barrel Old Country Store Inc.	8	156
Crocs Inc. (c) (e)	28	35
Crown Media Holdings Inc. (c) (e)	5	15
CSS Industries Inc. (e)	3	49
Cumulus Media Inc. - Class A (c)	12	30
Dana Holding Corp. (c)	34	25
Deckers Outdoor Corp. (c) (e)	4	345
Denny’s Corp. (c) (e)	34	67
Dillard’s Inc. - Class A (e)	19	75
DineEquity Inc. (e)	6	74

Dolan Media Co. (c)	8	54
Domino’s Pizza Inc. (c) (e)	14	66
Dorman Products Inc. (c)	3	43
Dover Downs Gaming & Entertainment Inc. (e)	7	21
Dover Motorsports Inc.	5	6
Dress Barn Inc. (c) (e)	14	152
Drew Industries Inc. (c)	7	83
Drugstore.com Inc. (c)	25	31
DSW Inc. (c) (e)	5	58
Einstein Noah Restaurant Group Inc. (c)	1	8
Empire Resorts Inc. (c) (e)	1	1
Entercom Communications Corp. (e)	9	11
Entravision Communications Corp. (c) (e)	18	28
Ethan Allen Interiors Inc. (e)	8	122
Exide Technologies (c) (e)	25	130
FGX International Holdings Ltd. (c)	4	59
Finish Line - Class A (e)	14	78
Fisher Communications Inc. (e)	2	41
Fleetwood Enterprises Inc. (c)	20	2
Fossil Inc. (c)	15	243
Fred’s Inc.	13	137
Fuel Systems Solutions Inc. (c)	4	130
Fuqi International Inc. (c)	3	18
Furniture Brands International Inc. (e)	18	40
Gaiam Inc. (c) (e)	5	22
Gaylord Entertainment Co. (c) (e)	13	142
Genesco Inc. (e)	6	106
G-III Apparel Group Ltd. (c)	4	24
Global Sources Ltd. (c)	5	26
Global Traffic Network Inc. (c)	4	21
Grand Canyon Education (c)	3	62
Gray Television Inc. (e)	13	5
Great Wolf Resorts Inc. (c)	11	18
Group 1 Automotive Inc. (e)	8	86
Gymboree Corp. (c) (e)	10	248
Harte-Hanks Inc. (e)	13	79
Haverty Furniture Cos. Inc. (e)	7	61
Hayes Lemmerz International Inc. (c)	30	13
Helen of Troy Ltd. (c)	10	177
hhgregg Inc. (c) (e)	5	40
Hibbett Sports Inc. (c) (e)	10	153
Hooker Furniture Corp. (e)	3	21
HOT Topic Inc. (c)	15	136
Hovnanian Enterprises Inc. - Class A (c) (e)	14	24
Iconix Brand Group Inc. (c) (e)	19	189
Interactive Data Corp.	12	299
iRobot Corp. (c) (e)	5	48
Isle of Capri Casinos Inc. (c) (e)	4	13
J Crew Group Inc. (c) (e)	14	166
Jack in the Box Inc. (c)	19	430

Jackson Hewitt Tax Service Inc. (e)	9	143
Jakks Pacific Inc. (c) (e)	9	180
Jo-Ann Stores Inc. (c)	9	133
JoS. A. Bank Clothiers Inc. (c) (e)	6	155
Journal Communications Inc. - Class A (e)	13	31
K12 Inc. (c)	2	40
Kenneth Cole Productions Inc.	3	24
Knology Inc. (c)	8	44
Krispy Kreme Doughnuts Inc. (c) (e)	18	30
K-Swiss Inc. - Class A	9	97
Landry’s Restaurants Inc. (e)	4	50
La-Z-Boy Inc.	17	37
Leapfrog Enterprises Inc. (c)	13	47
Lear Corp. (c) (e)	19	27
Learning Tree International Inc. (c)	3	23
Lee Enterprises Inc. (e)	17	7
Libbey Inc.	4	5
Life Time Fitness Inc. (c) (e)	11	146
LIN TV Corp. (c) (e)	8	8
Lincoln Educational Services Corp. (c)	2	20
Live Nation Inc. (c) (e)	25	141
Lodgian Inc. (c) (e)	5	12
Luby’s Inc. (c)	6	27
Lululemon Athletica Inc. (c) (e)	6	48
Lumber Liquidators Inc. (c) (e)	3	29
M/I Homes Inc.	6	59
Maidenform Brands Inc. (c)	8	80
Marcus Corp. (e)	7	113
Marine Products Corp. (e)	5	30
MarineMax Inc. (c) (e)	4	15
Martha Stewart Living Omnimedia Inc. (c) (e)	8	20
Marvel Entertainment Inc. (c) (e)	16	498
Matthews International Corp. - Class A (e)	10	379
McClatchy Co. - Class A (e)	20	16
Media General Inc. (e)	8	14
Mediacom Communications Corp. (c) (e)	12	51
Men’s Wearhouse Inc. (e)	17	234
Meritage Homes Corp. (c) (e)	10	127
Midas Inc. (c)	5	51
Modine Manufacturing Co.	13	62
Monarch Casino & Resort Inc. (c)	4	48
Monro Muffler Inc. (e)	5	136
Morgans Hotel Group Co. (c) (e)	8	37
Movado Group Inc.	6	56
National CineMedia Inc.	14	138
National Presto Industries Inc. (e)	1	110
Nautilus Inc. (c)	9	19
NetFlix Inc. (c) (e)	13	399
New York & Co. Inc. (c) (e)	8	18
NutriSystem Inc. (e)	10	145

O’Charley’s Inc.	6	12
Orbitz Worldwide Inc. (c)	11	42
Orleans Homebuilders Inc. (e)	1	1
Outdoor Channel Holdings Inc. (c)	5	36
Overstock.com Inc. (c) (e)	5	56
Oxford Industries Inc. (e)	6	50
Pacific Sunwear of California Inc. (c) (e)	21	34
Palm Harbor Homes Inc. (c)	3	17
Papa John’s International Inc. (c) (e)	7	131
Peets Coffee & Tea Inc. (c) (e)	5	105
PEP Boys-Manny Moe & Jack (e)	16	64
Perry Ellis International Inc. (c) (e)	4	26
PetMed Express Inc. (c) (e)	8	136
PF Chang’s China Bistro Inc. (c) (e)	8	171
Pier 1 Imports Inc. (c) (e)	26	10
Pinnacle Entertainment Inc. (c) (e)	21	158
Playboy Enterprises Inc. - Class B (c)	7	15
Polaris Industries Inc. (e)	11	313
Pomeroy IT Solutions Inc. (c)	1	3
Pool Corp. (e)	16	285
Pre-Paid Legal Services Inc. (c)	3	95
PRIMEDIA Inc.	12	26
Princeton Review Inc. (c)	4	20
Quantum Fuel Systems Technologies Worldwide Inc. (c) (e)	21	18
Quicksilver Inc. (c)	41	76
R.H. Donnelley Corp. (c) (e)	20	8
Raser Technologies Inc. (c) (e)	16	58
RC2 Corp. (c) (e)	6	64
RCN Corp. (c)	12	71
Reading International Inc. - Class A (c)	2	8
Red Robin Gourmet Burgers Inc. (c) (e)	6	96
Regis Corp.	14	203
Rent-A-Center Inc. (c) (e)	22	390
Retail Ventures Inc. (c)	12	41
Rex Stores Corp. (c)	3	21
RHI Entertainment Inc. (c)	4	34
Rick’s Cabaret International Inc. (c)	2	7
Riviera Holdings Corp. (c) (e)	3	8
Ruby Tuesday Inc. (c) (e)	15	24
Russ Berrie & Co. Inc. (c)	4	13
Ruth’s Hospitality Group Inc. (c) (e)	4	6
Ryland Group Inc.	14	250
Saga Communications Inc. (c)	1	2
Sally Beauty Holdings Inc. (c) (e)	31	175
Scholastic Corp. (e)	8	107
Sealy Corp. (e)	13	33
Shiloh Industries Inc.	1	2
Shoe Carnival Inc. (c)	3	25
Shuffle Master Inc. (c)	17	87
Shutterfly Inc. (c)	6	41

Sinclair Broadcast Group Inc. - Class A	19	59
Six Flags Inc. (c) (e)	19	6
Skechers U.S.A. Inc. - Class A (c)	11	136
Skyline Corp. (e)	2	43
Smith & Wesson Holding Corp. (c) (e)	11	25
Sonic Automotive Inc. (e)	11	44
Sonic Corp. (c) (e)	20	244
Sotheby’s Holdings - Class A (e)	23	201
Spartan Motors Inc.	11	52
Speedway Motorsports Inc.	5	74
Stage Stores Inc. (e)	13	109
Stamps.com Inc. (c) (e)	4	44
Standard-Pacific Corp. (c)	33	59
Steak n Shake Co. (c)	10	58
Stein Mart Inc. (c) (e)	11	12
Steiner Leisure Ltd. (c)	6	164
Steinway Musical Instruments Inc. (c) (e)	2	39
Steven Madden Ltd. (c)	6	124
Stewart Enterprises Inc. - Class A (e)	27	82
Stoneridge Inc. (c)	6	26
Strattec Security Corp.	1	11
Superior Industries International Inc. (e)	8	80
Syms Corp. (c)	2	17
Systemax Inc. (e)	4	42
Talbots Inc. (e)	12	29
Tempur-Pedic International Inc. (e)	24	172
Tenneco Inc. (c) (e)	19	55
Texas Roadhouse Inc. - Class A (c) (e)	17	133
thinkorswim Group Inc. (c)	17	96
Timberland Co. - Class A (c) (e)	15	176
Town Sports International Holdings Inc. (c)	5	17
Tractor Supply Co. (c) (e)	11	399
True Religion Apparel Inc. (c)	6	74
Tuesday Morning Corp. (c) (e)	8	13
Tupperware Brands Corp.	21	466
Tween Brands Inc. (c)	10	45
Ulta Salon Cosmetics & Fragrance Inc. (c)	7	57
Under Armour Inc. - Class A (c) (e)	11	261
Unifi Inc. (c)	17	49
UniFirst Corp.	5	139
Universal Electronics Inc. (c) (e)	5	81
Universal Technical Institute Inc. (c) (e)	7	127
Vail Resorts Inc. (c) (e)	10	264
Valassis Communications Inc. (c) (e)	17	22
Value Line Inc.	-	8
Visteon Corp. (c) (e)	37	13
Volcom Inc. (c) (e)	6	70
Warnaco Group Inc. (c) (e)	15	297
Wendy’s/Arby’s Group Inc.	131	647
Wet Seal Inc. (c)	31	92

Weyco Group Inc.	2	71
Winnebago Industries Inc.	10	62
WMS Industries Inc. (c) (e)	15	391
Wolverine World Wide Inc. (e)	16	347
Wonder Auto Technology Inc. (c)	4	17
World Wrestling Entertainment Inc. (e)	7	83
Zale Corp. (c) (e)	10	35
Zumiez Inc. (c) (e)	6	44
		27,410
CONSUMER STAPLES - 3.9%
AgFeed Industries Inc. (c)	6	10
Alico Inc. (e)	1	44
Alliance One International Inc. (c) (e)	29	85
American Dairy Inc. (c) (e)	2	36
American Italian Pasta Co. (c)	-	2
American Oriental Bioengineering Inc. (c) (e)	20	137
Andersons Inc.	6	94
Arden Group Inc. - Class A	-	43
B&G Foods Inc.	8	43
Boston Beer Co. Inc. - Class A (c) (e)	3	84
Calavo Growers Inc.	3	35
Cal-Maine Foods Inc. (e)	4	119
Casey’s General Stores Inc.	17	383
Central Garden & Pet Co. - Class A (c)	23	134
Chattem Inc. (c) (e)	6	407
China Sky One Medical Inc. (c) (e)	2	35
Chiquita Brands International Inc. (c) (e)	14	208
Coca-Cola Bottling Co. Consolidated	1	61
Darling International Inc. (c)	28	152
Diamond Foods Inc. (e)	6	111
Elizabeth Arden Inc. (c)	8	98
Farmer Bros. Co. (e)	2	53
Flowers Foods Inc.	26	622
Fresh Del Monte Produce Inc. (c)	14	312
Great Atlantic & Pacific Tea Co. (c)	12	73
Green Mountain Coffee Roasters Inc. (c) (e)	6	217
Griffin Land & Nurseries Inc.	1	36
Hain Celestial Group Inc. (c) (e)	13	257
HQ Sustainable Maritime Industries Inc. (c)	2	16
Imperial Sugar Co.	4	59
Ingles Markets Inc. - Class A (e)	4	75
Inter Parfums Inc. (e)	4	32
J&J Snack Foods Corp.	5	162
Lancaster Colony Corp. (e)	7	224
Lance Inc. (e)	9	208
Lifeway Foods Inc. (c) (e)	1	13
Mannatech Inc. (e)	4	11
Nash Finch Co. (e)	4	183
National Beverage Corp. (c)	2	19
Nu Skin Enterprises Inc.	16	168

Nutraceutical International Corp. (c)	1	9
Omega Protein Corp. (c)	5	22
Pantry Inc. (c)	7	152
Prestige Brands Holdings Inc. (c)	12	122
PriceSmart Inc.	5	100
Ralcorp Holdings Inc. (c)	19	1,083
Reddy Ice Holdings Inc. (e)	6	9
Ruddick Corp. (e)	14	385
Sanderson Farms Inc. (e)	7	227
Schiff Nutrition International Inc. (c)	3	17
Smart Balance Inc. (c)	20	139
Spartan Stores Inc. (e)	7	162
Star Scientific Inc. (c) (e)	22	86
Susser Holdings Corp. (c)	2	31
Synutra International Inc. (c) (e)	3	37
Tootsie Roll Industries Inc. (e)	8	197
TreeHouse Foods Inc. (c) (e)	10	282
United Natural Foods Inc. (c) (e)	14	255
Universal Corp.	8	252
USANA Health Sciences Inc. (c)	2	77
Vector Group Ltd. (e)	11	145
Village Super Market Inc. (e)	1	43
WD-40 Co.	5	148
Weis Markets Inc.	4	122
Winn-Dixie Stores Inc. (c) (e)	18	289
Zhongpin Inc. (c) (e)	6	77
		9,529
ENERGY - 4.5%
Abraxas Petroleum Corp. (c)	12	9
Allis-Chalmers Energy Inc. (c)	12	63
Alon USA Energy Inc. (e)	4	33
American Oil & Gas Inc. (c)	11	9
APCO Argentina Inc.	2	46
Approach Resources Inc. (c)	3	20
Arena Resources Inc. (c)	13	353
Atlas America Inc.	12	172
ATP Oil & Gas Corp. (c) (e)	10	61
Aventine Renewable Energy Holdings Inc. (c)	8	5
Basic Energy Services Inc. (c) (e)	14	182
Berry Petroleum Co. - Class A	14	105
Bill Barrett Corp. (c) (e)	12	257
BMB Munai Inc. (c) (e)	11	15
Bolt Technology Corp. (c) (e)	3	18
BPZ Resources Inc. (c) (e)	20	131
Brigham Exploration Co. (c)	15	48
Bristow Group Inc. (c)	8	210
Bronco Drilling Co. Inc. (c)	9	59
Cal Dive International Inc. (c) (e)	14	94
Callon Petroleum Co. (c)	7	19
Cano Petroleum Inc. (c) (e)	17	7

CARBO Ceramics Inc.	7	233
Carrizo Oil & Gas Inc. (c)	9	150
Cheniere Energy Inc. (c) (e)	17	48
Clayton Williams Energy Inc. (c) (e)	2	74
Clean Energy Fuels Corp. (c) (e)	9	54
Complete Production Services Inc. (c)	16	132
Comstock Resources Inc. (c)	15	711
Concho Resources Inc. (c)	18	418
Contango Oil & Gas Co. (c)	4	237
Crosstex Energy Inc. (e)	17	66
CVR Energy Inc. (c)	7	27
Dawson Geophysical Co. (c) (e)	3	55
Delek US Holdings Inc.	4	21
Delta Petroleum Corp. (c) (e)	19	92
DHT Maritime Inc.	13	75
Double Eagle Petroleum Co. (c) (e)	2	17
Dril-Quip Inc. (c)	10	203
Endeavour International Corp. (c)	34	17
Energy Partners Ltd. (c)	9	13
Energy XXI Bermuda Ltd.	41	32
ENGlobal Corp. (c)	9	28
Evergreen Energy Inc. (c) (e)	25	7
EXCO Resources Inc. (c)	49	448
FX Energy Inc. (c)	12	33
Gasco Energy Inc. (c) (e)	28	11
General Maritime Corp. (c) (e)	16	177
GeoGlobal Resources Inc. (c) (e)	12	19
Geokinetics Inc. (c)	2	5
GeoMet Inc. (c)	5	9
GeoResources Inc. (c)	2	14
GMX Resources Inc. (c)	5	135
Golar LNG Ltd. (e)	13	85
Goodrich Petroleum Corp. (c)	8	225
Gran Tierra Energy Inc. (c)	73	204
GreenHunter Energy Inc. (c) (e)	1	6
Gulf Island Fabrication Inc.	5	65
Gulfmark Offshore Inc. (c) (e)	7	172
Gulfport Energy Corp. (c)	8	31
Harvest Natural Resources Inc. (c) (e)	12	51
Hornbeck Offshore Services Inc. (c) (e)	8	123
Houston American Energy Corp.	4	15
International Coal Group Inc. (c) (e)	40	91
ION Geophysical Corp. (c)	31	106
James River Coal Co. (c) (e)	9	137
Knightsbridge Tankers Ltd.	5	80
Lufkin Industries Inc.	5	173
Matrix Service Co. (c)	9	65
McMoRan Exploration Co. (c)	19	190
Meridian Resource Corp. (c) (e)	29	16
Mitcham Industries Inc. (c)	3	12
NATCO Group Inc. (c) (e)	6	95
National Coal Corp. (c)	8	10
Natural Gas Services Group Inc. (c)	5	49
Newpark Resources Inc. (c)	29	108
Nordic American Tanker Shipping Ltd. (e)	11	384
Northern Oil and Gas Inc. (c)	6	15
Oilsands Quest Inc. (c) (e)	55	40
OYO Geospace Corp. (c) (e)	1	19
Pacific Ethanol Inc. (c) (e)	9	4
Panhandle Oil and Gas Inc.	2	39
Parallel Petroleum Corp. (c) (e)	15	30
Parker Drilling Co. (c) (e)	35	102
Penn Virginia Corp. (e)	14	358
Petroleum Development Corp. (c)	5	120
PetroQuest Energy Inc. (c)	14	92
PHI Inc. (c)	4	56
Pioneer Drilling Co. (c)	16	91
Precision Drilling Trust	9	78
PrimeEnergy Corp. (c) (e)	-	14
Quest Resource Corp. (c) (e)	10	4
RAM Energy Resources Inc. (c)	16	14
Rentech Inc. (c) (e)	54	36
Rex Energy Corp. (c)	9	26
Rosetta Resources Inc. (c)	16	113
RPC Inc. (e)	10	96
Ship Finance International Ltd.	14	157
Stone Energy Corp. (c)	10	113
Sulphco Inc. (c) (e)	14	14
Superior Well Services Inc. (c) (e)	5	49
Swift Energy Co. (c)	10	165
T-3 Energy Services Inc. (c)	5	49
Teekay Tankers Ltd.	4	57
Toreador Resources Corp. (c)	5	28
Trico Marine Services Inc. (c) (e)	4	17
Tri-Valley Corp. (c) (e)	7	12
TXCO Resources Inc. (c) (e)	12	19
Union Drilling Inc. (c) (e)	4	21
Uranium Resources Inc. (c)	15	12
USEC Inc. (c) (e)	36	159
VAALCO Energy Inc. (c) (e)	19	142
Venoco Inc. (c)	10	27
Warren Resources Inc. (c) (e)	17	34
Western Refining Inc. (e)	10	81
Westmoreland Coal Co. (c)	3	31
Willbros Group Inc. (c)	13	113
World Fuel Services Corp.	10	352
		10,969

FINANCIALS - 23.6%
1st Source Corp.	5	111
Abington Bancorp Inc.	8	73
Acadia Realty Trust	10	150
Advance America Cash Advance Centers Inc.	13	24
Advanta Corp. - Class B	14	28
Agree Realty Corp.	3	51
Alexander’s Inc.	1	164
AMBAC Financial Group Inc. (e)	92	120
AMCORE Financial Inc.	7	24
American Campus Communities Inc.	14	288
American Capital Agency Corp. (e)	4	75
American Equity Investment Life Holding Co.	17	122
American Physicians Capital Inc.	3	137
American Safety Insurance Holdings Ltd. (c)	3	42
Ameris Bancorp	3	41
Amerisafe Inc. (c)	6	125
Ames National Corp.	2	51
Ampal American Israel (c)	6	3
AmTrust Financial Services Inc.	5	58
Anchor BanCorp Wisconsin Inc. (e)	5	14
Anthracite Capital Inc. (e)	19	42
Anworth Mortgage Asset Corp.	30	193
Apollo Investment Corp. (e)	47	438
Arbor Realty Trust Inc. (e)	4	12
Ares Capital Corp. (e)	32	205
Argo Group International Holdings Ltd. (c) (e)	10	335
Arrow Financial Corp.	3	68
Ashford Hospitality Trust Inc. (e)	31	35
Aspen Insurance Holdings Ltd.	28	684
Asset Acceptance Capital Corp. (c) (e)	5	24
Associated Estates Realty Corp.	6	53
Assured Guaranty Ltd.	18	206
Avatar Holdings Inc. (c) (e)	2	55
Baldwin & Lyons Inc. - Class B	3	54
BancFirst Corp. (e)	2	123
Banco Latinoamericano de Exportaciones SA	9	125
BancTrust Financial Group Inc. (e)	6	92
Bank Mutual Corp.	16	180
Bank of the Ozarks Inc.	4	116
BankFinancial Corp.	6	63
Banner Corp.	6	55
Beneficial Mutual Bancorp Inc. (c)	10	112
Berkshire Hills Bancorp Inc. (e)	4	120
Beverly Hills Bancorp Inc. (c)	2	1
BGC Partners Inc.	10	28
BioMed Realty Trust Inc.	27	313
BlackRock Kelso Capital Corp. (e)	4	38
Boston Private Financial Holdings Inc. (e)	19	130
Broadpoint Securities Group Inc. (c)	7	21
Brookline Bancorp Inc. (e)	19	200
Brooklyn Federal BanCorp Inc.	1	14

Bryn Mawr Bank Corp.	2	41
Calamos Asset Management Inc. (e)	8	60
Camden National Corp.	2	62
Capital City Bank Group Inc. (e)	4	103
Capital Southwest Corp. (e)	1	109
Capital Trust Inc. - Class A (e)	5	18
Capitol Bancorp Ltd. (e)	5	39
CapLease Inc. (e)	15	25
Capstead Mortgage Corp.	18	192
Cardinal Financial Corp.	7	41
Cardtronics Inc. (c)	3	4
Care Investment Trust Inc.	4	31
Cascade Bancorp (e)	7	48
Cash America International Inc.	10	265
CastlePoint Holdings Ltd.	11	145
Cathay General Bancorp (e)	16	390
Cedar Shopping Centers Inc. (e)	13	89
CenterState Banks of Florida Inc. (e)	3	47
Central Pacific Financial Corp.	9	93
CFS Bancorp Inc.	1	5
Chemical Financial Corp. (e)	8	214
Chimera Investment Corp.	46	157
Citizens & Northern Corp.	3	53
Citizens Inc. (c)	12	120
Citizens Republic Bancorp Inc. (e)	41	122
City Bank (e)	5	25
City Holdings Co.	5	181
Clifton Savings Bancorp Inc.	5	56
CNA Surety Corp. (c)	6	108
CoBiz Financial Inc. (e)	6	55
Cogdell Spencer Inc.	4	41
Cohen & Steers Inc. (e)	6	61
Colonial BancGroup Inc. (e)	65	134
Colonial Properties Trust	16	134
Colony Bankcorp Inc. (e)	1	7
Columbia Banking System Inc. (e)	5	64
Community Bank System Inc.	11	266
Community Trust Bancorp Inc. (e)	5	176
Compass Diversified Holdings LLC	8	89
CompuCredit Corp. (c) (e)	5	29
Consolidated-Tomoka Land Co. (e)	2	68
Corporate Office Properties Trust SBI MD	14	427
Corus Bankshares Inc. (e)	10	11
Cousins Properties Inc. (e)	14	196
Crawford & Co. - Class B (c) (e)	8	114
Credit Acceptance Corp. (c) (e)	1	20
CVB Financial Corp. (e)	22	263
Danvers BanCorp Inc.	6	82
DCT Industrial Trust Inc. (e)	55	281
Delphi Financial Group Inc.	14	254

Diamond Hill Investment Group Inc.	1	51
DiamondRock Hospitality Co. (e)	31	156
Dime Community Bancshares Inc.	8	102
Dollar Financial Corp. (c) (e)	8	85
Donegal Group Inc.	4	68
Doral Financial Corp. (c) (e)	2	12
DuPont Fabros Technology Inc.	4	7
East West Bancorp Inc. (e)	21	337
EastGroup Properties Inc.	8	286
Education Realty Trust Inc. (e)	11	55
eHealth Inc. (c)	8	108
EMC Insurance Group Inc.	2	41
Employer Holdings Inc.	16	271
Encore Bancshares Inc. (c)	2	21
Encore Capital Group Inc. (c)	5	33
Enstar Group Ltd. (c)	2	106
Enterprise Financial Services Corp.	3	45
Entertainment Properties Trust	11	325
Epoch Holding Corp.	2	17
Equity Lifestyle Properties Inc.	7	259
Equity One Inc. (e)	11	190
ESSA BanCorp Inc.	5	71
EuroBancshares Inc. (c)	2	3
Evercore Partners Inc. - Class A	3	43
Extra Space Storage Inc.	28	293
EZCORP Inc. - Class A (c) (e)	12	186
Farmers Capital Bank Corp.	2	45
FBL Financial Group Inc. - Class A	5	72
FBR Capital Markets Corp. (c)	11	56
FCStone Group Inc. (c)	8	37
Federal Agricultural Mortgage Corp. - Class C (e)	3	11
FelCor Lodging Trust Inc. (e)	22	40
Fifth Street Finance Corp.	3	23
Financial Federal Corp. (e)	8	193
Financial Institutions Inc.	3	47
First Acceptance Corp. (c)	5	14
First Bancorp Inc.	4	78
First Bancorp Inc.	23	255
First Bancorp Inc.	3	51
First Busey Corp. (e)	8	150
First Cash Financial Services Inc. (c) (e)	7	128
First Commonwealth Financial Corp. (e)	28	350
First Community Bancshares Inc. (e)	3	105
First Financial Bancorp	12	150
First Financial Bankshares Inc. (e)	7	381
First Financial Corp.	4	150
First Financial Holdings Inc. (e)	4	79
First Financial Northwest Inc.	7	64
First Industrial Realty Trust Inc. (e)	14	109
First Marblehead Corp. (c) (e)	21	27

First Merchants Corp.	6	131
First Mercury Financial Corp. (c)	5	74
First Midwest Bancorp Inc. (e)	16	323
First Niagara Financial Group Inc.	39	634
First Place Financial Corp. (e)	5	21
First Potomac Realty Trust (e)	9	87
First South Bancorp Inc. (e)	2	26
FirstFed Financial Corp. (c) (e)	5	8
FirstMerit Corp. (e)	27	552
Flagstar Bancorp Inc. (e)	17	12
Flagstone Reinsurance Holdings Ltd.	10	97
Flushing Financial Corp.	7	87
FNB Corp. (e)	29	377
Forestar Real Estate Group Inc. (c)	12	111
Fox Chase Bancorp Inc. (c)	2	20
FPIC Insurance Group Inc. (c)	3	115
Franklin Street Properties Corp. (e)	20	289
Friedman Billings Ramsey Group Inc. - Class A	44	7
Frontier Financial Corp. (e)	14	61
FX Real Estate and Entertainment Inc. (c)	2	-
GAMCO Investors Inc. (e)	3	69
German American Bancorp Inc.	2	18
Getty Realty Corp.	6	119
GFI Group Inc. (e)	23	81
Glacier Bancorp Inc. (e)	20	384
Gladstone Capital Corp.	6	49
Gladstone Investment Corp.	7	32
Glimcher Realty Trust (e)	16	44
Gramercy Capital Corp. (e)	12	16
Green Bankshares Inc. (e)	4	60
Greenhill & Co. Inc. (e)	6	400
Greenlight Capital Re Ltd. (c)	9	121
Grubb & Ellis Co.	12	15
Guaranty Bancorp (c)	14	29
Guaranty Financial Group Inc. (c) (e)	21	54
Hallmark Financial Services Inc. (c)	2	16
Hancock Holding Co. (e)	9	389
Hanmi Financial Corp. (e)	11	23
Harleysville Group Inc.	4	152
Harleysville National Corp. (e)	14	203
Harris & Harris Group Inc. (c) (e)	7	27
Hatteras Financial Corp.	5	128
Healthcare Realty Trust Inc. (e)	19	457
Heartland Financial USA Inc. (e)	4	80
Hercules Technology Growth Capital Inc. (e)	11	87
Heritage Commerce Corp.	4	45
Hersha Hospitality Trust	16	47
Highwoods Properties Inc. (e)	21	575
Hilltop Holdings Inc. (c)	14	141
Home Bancshares Inc.	5	122

Home Federal Bancorp Inc.	2	21
Home Properties Inc. (e)	10	425
Horace Mann Educators Corp.	13	122
IberiaBank Corp.	5	256
Independence Holding Co.	1	5
Independent Bank Corp.	-	-
Independent Bank Corp.	5	137
Infinity Property & Casualty Corp.	5	225
Inland Real Estate Corp. (e)	19	241
Integra Bank Corp.	5	7
Interactive Brokers Group Inc. (c)	14	243
International Assets Holding Corp. (c) (e)	1	11
International Bancshares Corp. (e)	17	370
Investors Bancorp Inc. (c) (e)	15	198
Investors Real Estate Trust	18	195
IPC Holdings Ltd.	15	462
JER Investors Trust Inc. (e)	9	8
Kansas City Life Insurance Co.	2	69
Kayne Anderson Energy Development Co.	4	33
KBW Inc. (c) (e)	8	192
Kearny Financial Corp.	6	74
Kite Realty Group Trust (e)	9	51
Knight Capital Group Inc. (c) (e)	31	502
Kohlberg Capital Corp.	5	19
LaBranche & Co. Inc. (c)	17	80
Ladenburg Thalmann Financial Services Inc. (c) (e)	28	20
Lakeland Bancorp Inc.	7	76
Lakeland Financial Corp.	4	99
LaSalle Hotel Properties (e)	14	152
Lexington Realty Trust	26	130
Life Partners Holdings Inc. (e)	2	90
LTC Properties Inc. (e)	7	150
Macatawa Bank Corp.	-	-
Maguire Properties Inc. (e)	11	17
Maiden Holdings Ltd.	18	55
MainSource Financial Group Inc. (e)	7	101
MarketAxess Holdings Inc. (c)	10	83
Maui Land & Pineapple Co. Inc. (c) (e)	1	16
Max Capital Group Ltd.	18	322
MB Financial Inc.	12	323
MCG Capital Corp. (e)	21	15
Meadowbrook Insurance Group Inc.	19	121
Medallion Financial Corp.	4	34
Medical Properties Trust Inc.	22	136
Meridian Interstate BanCorp Inc. (c)	3	29
Meruelo Maddux Properties Inc. (c)	21	26
MFA Mortgage Investments Inc.	66	386
Mid-America Apartment Communities Inc.	9	347
Midwest Banc Holdings Inc. (e)	6	8
Mission West Properties Inc.	7	51

Monmouth Real Estate Investment Corp.	6	41
Montpelier Re Holdings Ltd.	31	519
MVC Capital Inc. (e)	8	87
Nara Bancorp Inc.	7	73
NASB Financial Inc. (e)	2	52
National Financial Partners Corp. (e)	13	40
National Health Investors Inc.	7	195
National Interstate Corp.	2	34
National Penn Bancshares Inc. (e)	26	383
National Retail Properties Inc. (e)	26	446
National Western Life Insurance Co. (e)	1	114
Navigators Group Inc. (c)	4	235
NBT Bancorp Inc. (e)	11	299
Nelnet Inc. - Class A	6	84
NewAlliance Bancshares Inc. (e)	36	474
Newcastle Investment Corp. (e)	15	13
NewStar Financial Inc. (c)	7	28
NGP Capital Resources Co. (e)	7	61
Northfield Bancorp Inc. (e)	6	63
NorthStar Realty Finance Corp. (e)	18	72
Northwest Bancorp Inc. (e)	6	124
NYMAGIC Inc. (e)	2	34
OceanFirst Financial Corp.	3	44
Ocwen Financial Corp. (c)	11	105
Odyssey Re Holdings Corp.	7	378
Old National Bancorp (e)	22	399
Old Second Bancorp Inc. (e)	5	52
Omega Healthcare Investors Inc.	27	433
One Liberty Properties Inc.	2	21
optionsXpress Holdings Inc.	13	179
Oriental Financial Group	10	59
Origen Financial Inc.	3	2
Oritani Financial Corp. (c)	4	65
Pacific Capital Bancorp (e)	15	250
Pacific Continental Corp.	3	47
PacWest Bancorp (e)	8	212
Park National Corp. (e)	4	265
Parkway Properties Inc.	5	92
Patriot Capital Funding Inc.	5	19
Peapack Gladstone Financial Corp.	2	66
PennantPark Investment Corp.	6	20
Pennsylvania Commerce Bancorp Inc. (c)	2	41
Pennsylvania Real Estate Investment Trust (e)	11	86
Penson Worldwide Inc. (c)	5	38
Peoples Bancorp Inc.	3	57
PHH Corp. (c) (e)	18	224
Phoenix Cos. Inc.	36	116
Pico Holdings Inc. (c) (e)	5	146
Pinnacle Financial Partners Inc. (c) (e)	8	226
Piper Jaffray Cos. (c)	6	238

Platinum Underwriters Holdings Ltd.	16	584
PMA Capital Corp. (c)	11	81
PMI Group Inc. (e)	24	47
Portfolio Recovery Associates Inc. (c) (e)	5	174
Post Properties Inc. (e)	14	234
Potlatch Corp. (e)	13	340
PremierWest Bancorp (e)	6	39
Presidential Life Corp.	7	74
Primus Guaranty Ltd. (c) (e)	12	13
PrivateBancorp Inc. (e)	7	223
ProAssurance Corp. (c)	11	559
Prospect Capital Corp. (e)	10	120
Prosperity Bancshares Inc.	13	385
Provident Bankshares Corp. (e)	11	105
Provident Financial Holdings Inc.	1	4
Provident Financial Services Inc. (e)	20	304
Provident New York Bancorp (e)	14	170
PS Business Parks Inc. (e)	5	217
Pzena Investment Management Inc. (e)	2	8
Radian Group Inc. (e)	28	105
RAIT Financial Trust (e)	21	56
Ramco-Gershenson Properties Trust	5	32
Realty Income Corp. (e)	33	774
Redwood Trust Inc. (e)	10	155
Renasant Corp. (e)	7	115
Republic Bancorp Inc. - Class A	3	83
Resource America Inc. - Class A (e)	4	14
Resource Capital Corp. (e)	8	30
RiskMetrics Group Inc. (c)	7	105
RLI Corp.	6	378
Rockville Financial Inc.	3	37
Roma Financial Corp.	3	43
Royal Bancshares of Pennsylvania - Class A	-	-
S&T Bancorp Inc. (e)	8	282
Safety Insurance Group Inc. (e)	5	197
Sanders Morris Harris Group Inc. (e)	6	36
Sandy Spring Bancorp Inc. (e)	6	121
Santander BanCorp	1	11
Saul Centers Inc.	3	127
SCBT Financial Corp. (e)	4	125
SeaBright Insurance Holdings Inc. (c)	7	86
Seacoast Banking Corp. of Florida (e)	5	32
Selective Insurance Group	18	405
Senior Housing Properties Trust (e)	38	678
Shore Bancshares Inc.	3	60
Sierra Bancorp (e)	2	44
Signature Bank (c)	12	336
Simmons First National Corp. - Class A	5	133
Smithtown Bancorp Inc. (e)	3	47
South Financial Group Inc. (e)	25	109

Southern Community Financial Corp.	2	8
Southside Bancshares Inc.	4	83
Southwest Bancorp Inc.	5	63
Sovran Self Storage Inc.	7	261
State Auto Financial Corp.	5	138
State Bancorp. Inc.	4	41
StellarOne Corp.	7	124
Sterling Bancorp - NYS	6	89
Sterling Bancshares Inc.	24	143
Sterling Financial Corp. / WA (e)	17	147
Stewart Information Services Corp.	6	135
Stifel Financial Corp. (c) (e)	8	389
Strategic Hotels & Resorts Inc. (e)	24	41
Stratus Properties Inc. (c)	2	20
Suffolk Bancorp (e)	3	118
Summit Financial Group Inc.	-	3
Sun Bancorp Inc. (c)	6	45
Sun Communities Inc.	5	75
Sunstone Hotel Investors Inc. (e)	15	96
Susquehanna Bancshares Inc. (e)	29	454
SVB Financial Group (c) (e)	10	262
SWS Group Inc.	8	151
SY Bancorp Inc.	4	120
Tanger Factory Outlet Centers Inc. (e)	10	393
Tejon Ranch Co. (c) (e)	4	91
Texas Capital Bancshares Inc. (c) (e)	10	129
Thomas Properties Group Inc.	7	18
Thomas Weisel Partners Group Inc. (c) (e)	8	39
Tompkins Financial Corp. (e)	2	114
Tower Group Inc. (e)	7	186
TowneBank (e)	7	164
TradeStation Group Inc. (c) (e)	11	74
Trico Bancshares	5	113
TrustCo Bank Corp. (e)	25	241
Trustmark Corp. (e)	16	356
U.S. Global Investors Inc. (e)	3	16
UCBH Holdings Inc. (e)	36	245
UMB Financial Corp.	10	506
Umpqua Holdings Corp. (e)	20	290
Union Bankshares Corp. (e)	4	110
United America Indemnity Ltd. (c)	7	83
United Bankshares Inc. (e)	13	418
United Community Banks Inc. (e)	13	179
United Community Financial Corp.	7	6
United Financial Bancorp Inc.	6	91
United Fire & Casualty Co.	7	230
United Security Bancshares / AL (e)	1	19
United Security Bancshares / CA (e)	3	29
Universal Health Realty Income Trust	4	134
Univest Corp. of Pennsylvania	4	126

Urstadt Biddle Properties Inc. - Class A	7	107
U-Store-It Trust (e)	16	73
Validus Holdings Ltd.	21	557
ViewPoint Financial Group	3	52
Virginia Commerce Bancorp (c)	-	-
W Holding Co. Inc. (e)	1	6
Washington Real Estate Investment Trust (e)	17	490
Washington Trust Bancorp Inc.	3	69
Waterstone Financial Inc. (c)	3	13
WesBanco Inc. (e)	9	232
West Bancorp Inc.	5	63
West Coast Bancorp	4	30
WestAmerica Bancorp	10	492
Western Alliance Bancorp (c) (e)	8	76
Westfield Financial Inc.	10	106
Westwood Holdings Group Inc.	2	45
Wilshire Bancorp Inc. (e)	7	61
Winthrop Realty Trust (e)	4	43
Wintrust Financial Corp. (e)	8	156
World Acceptance Corp. (c) (e)	6	111
WSFS Financial Corp.	2	96
Yadkin Valley Financial Corp. (e)	3	49
Zenith National Insurance Corp.	12	389
		57,495
HEALTH CARE - 15.4%
Abaxis Inc. (c) (e)	7	114
Abiomed Inc. (c)	11	177
Acadia Pharmaceuticals Inc. (c)	8	8
Accelrys Inc. (c)	8	35
Accuray Inc. (c) (e)	12	63
Acorda Therapeutics Inc. (c)	12	252
Acura Pharmaceuticals Inc. (c) (e)	2	18
Adolor Corp. (c)	14	23
Affymax Inc. (c)	3	31
Affymetrix Inc. (c)	23	70
Air Methods Corp. (c)	4	64
Akorn Inc. (c) (e)	17	39
Albany Molecular Research Inc. (c)	8	78
Alexion Pharmaceuticals Inc. (c) (e)	25	918
Alexza Pharmaceuticals Inc. (c)	6	18
Align Technology Inc. (c)	20	177
Alkermes Inc. (c) (e)	32	337
Alliance Imaging Inc. (c)	8	60
Allos Therapeutics Inc. (c)	17	106
Allscripts-Misys Healthcare Solutions Inc.	48	479
Almost Family Inc. (c) (e)	2	94
Alnylam Pharmaceuticals Inc. (c)	12	292
Alphatec Holdings Inc. (c)	7	17
AMAG Pharmaceuticals Inc. (c)	5	194
Amedisys Inc. (c) (e)	9	363

America Service Group Inc. (c)	2	18
American Medical Systems Holdings Inc. (c)	24	212
AMERIGROUP Corp. (c)	18	523
Amicus Therapeutics Inc. (c)	2	15
AMN Healthcare Services Inc. (c)	11	94
Amsurg Corp. (c)	11	245
Analogic Corp.	4	119
AngioDynamics Inc. (c)	8	109
Ardea Biosciences Inc. (c) (e)	3	38
Arena Pharmaceuticals Inc. (c)	24	100
Ariad Pharmaceuticals Inc. (c) (e)	21	18
ArQule Inc. (c) (e)	12	51
Array BioPharma Inc. (c) (e)	16	66
ArthroCare Corp. (c) (e)	9	41
Assisted Living Concepts Inc. (c)	20	82
Athenahealth Inc. (c)	7	258
Atrion Corp.	-	44
Auxilium Pharmaceuticals Inc. (c)	14	388
Biodel Inc. (c)	3	15
BioForm Medical Inc. (c) (e)	7	6
BioMimetic Therapeutics Inc. (c)	4	36
Bio-Rad Laboratories Inc. - Class A (c)	6	472
Bio-Reference Labs Inc. (c) (e)	4	103
BMP Sunstone Corp. (c) (e)	7	41
Bruker Corp. (c)	15	61
Cadence Pharmaceuticals Inc. (c)	6	43
Caliper Life Sciences Inc. (c)	14	14
Cambrex Corp. (c)	10	48
Cantel Medical Corp. (c)	4	64
Capital Senior Living Corp. (c) (e)	7	20
Caraco Pharmaceutical Laboratories Ltd. (c)	3	17
Cardiac Science Corp. (c)	6	43
CardioNet Inc. (c)	1	33
Catalyst Health Solutions Inc. (c)	11	267
Celera Corp. (c)	27	296
Cell Genesys Inc. (c) (e)	26	6
Celldex Therapeutics Inc. (c)	4	35
Centene Corp. (c)	14	284
Cepheid Inc. (c)	19	197
Chemed Corp. (e)	7	295
Chindex International Inc. (c)	3	26
Clinical Data Inc. (c) (e)	3	27
Columbia Laboratories Inc. (c) (e)	14	18
Computer Programs & Systems Inc.	3	86
Conceptus Inc. (c) (e)	10	147
Conmed Corp. (c)	10	229
Corvel Corp. (c) (e)	2	48
Cougar Biotechnology Inc. (c)	5	127
Cross Country Healthcare Inc. (c) (e)	10	88
CryoLife Inc. (c)	9	89

Cubist Pharmaceuticals Inc. (c) (e)	19	451
CV Therapeutics Inc. (c) (e)	19	179
Cyberonics Inc. (c)	8	126
Cynosure Inc. (c)	3	26
Cypress Bioscience Inc. (c)	13	90
Cytokinetics Inc. (c) (e)	10	30
Cytori Therapeutics Inc. (c)	6	21
Datascope Corp.	4	204
Dendreon Corp. (c) (e)	30	139
DepoMed Inc. (c)	14	24
DexCom Inc. (c) (e)	8	22
Dionex Corp. (c)	6	273
Discovery Laboratories Inc. (c)	29	33
Durect Corp. (c)	26	89
Dyax Corp. (c)	17	60
Eclipsys Corp. (c) (e)	18	250
Emergency Medical Services Corp. (c) (e)	3	111
Emergent BioSolutions Inc. (c)	5	119
Emeritus Corp. (c) (e)	7	71
Ensign Group Inc.	2	41
Enzo Biochem Inc. (c)	10	51
Enzon Pharmaceuticals Inc. (c) (e)	15	90
eResearch Technology Inc. (c) (e)	15	99
ev3 Inc. (c) (e)	22	135
ExacTech Inc. (c)	2	35
Exelixis Inc. (c) (e)	34	173
Facet Biotech Corp. (c)	9	84
Five Star Quality Care Inc. (c)	9	14
Genomic Health Inc. (c) (e)	5	93
Genoptix Inc. (c)	3	94
Gentiva Health Services Inc. (c)	8	247
Geron Corp. (c) (e)	25	119
Greatbatch Inc. (c) (e)	7	197
GTx Inc. (c) (e)	6	101
Haemonetics Corp. (c) (e)	9	481
Halozyme Therapeutics Inc. (c)	20	113
Hanger Orthopedic Group Inc. (c)	11	153
Hansen Medical Inc. (c) (e)	6	47
HealthSouth Corp. (c) (e)	29	320
HealthSpring Inc. (c)	16	327
Healthways Inc. (c)	12	132
HMS Holdings Corp. (c)	8	262
Human Genome Sciences Inc. (c) (e)	44	93
ICU Medical Inc. (c)	4	125
Idenix Pharmaceuticals Inc. (c) (e)	8	46
Idera Pharmaceuticals Inc. (c) (e)	6	47
Idevus Pharmaceuticals Inc. (c) (e)	27	84
I-Flow Corp. (c)	7	35
Immucor Inc. (c)	23	615
Immunogen Inc. (c) (e)	17	72

Immunomedics Inc. (c)	19	33
Incyte Corp. (c)	25	95
Inspire Pharmaceuticals Inc. (c)	13	45
Insulet Corp. (c) (e)	7	52
Integra LifeSciences Holdings Corp. (c) (e)	6	202
InterMune Inc. (c) (e)	10	109
Invacare Corp. (e)	11	169
inVentiv Health Inc. (c)	11	123
IPC The Hospitalist Co. Inc. (c)	2	39
IRIS International Inc. (c)	6	89
Isis Pharmaceuticals Inc. (c) (e)	30	424
Javelin Pharmaceuticals Inc. (c) (e)	22	27
Jazz Pharmaceuticals Inc. (c) (e)	2	4
Kendle International Inc. (c) (e)	4	114
Kensey Nash Corp. (c)	3	53
Kindred Healthcare Inc. (c)	9	114
KV Pharmaceutical Co. - Class A (c) (e)	11	31
Landauer Inc.	3	227
Lannett Co. Inc. (c)	1	4
Lexicon Pharmaceuticals Inc. (c)	24	33
LHC Group Inc. (c)	5	168
Life Sciences Research Inc. (c)	3	24
Ligand Pharmaceuticals Inc. - Class B (c)	25	69
Luminex Corp. (c) (e)	14	292
Magellan Health Services Inc. (c)	13	524
MannKind Corp. (c) (e)	15	53
MAP Pharmaceuticals Inc. (c)	2	16
Marshall Edwards Inc. (c) (e)	6	4
Martek Biosciences Corp. (e)	11	330
Masimo Corp. (c)	15	455
Maxygen Inc. (c)	9	80
Medarex Inc. (c)	43	238
MedAssets Inc. (c)	6	87
MedCath Corp. (c) (e)	6	58
Medical Action Industries Inc. (c)	5	47
Medicines Co. (c) (e)	17	256
Medics Pharmaceutical Corp. (e)	18	254
Medivation Inc. (c) (e)	8	121
Mentor Corp. (e)	11	332
Meridian Bioscience Inc.	13	339
Merit Medical Systems Inc. (c)	9	161
Metabolix Inc. (c) (e)	7	84
Micrus Endovascular Corp. (c)	5	62
MiddleBrook Pharmaceuticals Inc. (c) (e)	11	16
Molecular Insight Pharmaceuticals Inc. (c) (e)	5	20
Molina Healthcare Inc. (c)	5	84
Momenta Pharmaceuticals Inc. (c)	9	102
MWI Veterinary Supply Inc. (c) (e)	3	91
Myriad Genetics Inc. (c)	15	976
Nabi Biopharmaceuticals (c) (e)	17	57

Nanosphere Inc. (c)	4	18
National Healthcare Corp.	3	140
National Research Corp.	1	15
Natus Medical Inc. (c) (e)	9	114
Nektar Therapeutics (c)	30	167
Neogen Corp.3 (c)	5	122
Neurocrine Biosciences Inc. (c) (e)	13	42
Nighthawk Radiology Holdings Inc. (c)	10	47
Novavax Inc. (c) (e)	16	29
Noven Pharmaceuticals Inc. (c) (e)	8	91
NPS Pharmaceuticals Inc. (c)	15	96
NuVasive Inc. (c) (e)	12	408
NxStage Medical Inc. (c)	10	26
Obagi Medical Products Inc. (c)	5	39
Odyssey HealthCare Inc. (c)	11	98
Omnicell Inc. (c) (e)	10	128
Onyx Pharmaceuticals Inc. (c) (e)	18	627
Opko Health Inc. (c) (e)	14	23
Optimer Pharmaceuticals Inc. (c) (e)	8	102
OraSure Technologies Inc. (c)	14	50
Orchid Cellmark Inc. (c)	4	3
Orexigen Therapeutics Inc. (c) (e)	6	31
Orthofix International NV (c)	6	90
Orthologic Corp. (c)	6	2
Orthovita Inc. (c)	20	67
OSI Pharmaceuticals Inc. (c) (e)	19	738
Osiris Therapeutics Inc. (c)	5	96
Owens & Minor Inc.	14	512
Pain Therapeutics Inc. (c) (e)	11	66
Palomar Medical Technologies Inc. (c)	6	65
Par Pharmaceutical Cos. Inc. (c) (e)	11	152
Parexel International Corp. (c)	18	178
PDL BioPharma Inc.	38	236
PharmaNet Development Group Inc. (c) (e)	6	5
Pharmasset Inc. (c)	5	72
PharMerica Corp. (c)	10	162
Phase Forward Inc. (c)	14	171
Pozen Inc. (c) (e)	8	39
Progenics Pharmaceuticals Inc. (c)	9	90
Protalix BioTherapeutics Inc. (c)	3	6
Providence Services Corp. (c)	4	5
PSS World Medical Inc. (c) (e)	21	386
Psychiatric Solutions Inc. (c) (e)	18	511
Questcor Pharmaceuticals Inc. (c)	18	164
Quidel Corp. (c)	10	127
RadNet Inc. (c) (e)	6	21
Regeneron Pharmaceuticals Inc. (c)	21	377
RehabCare Group Inc. (c)	6	95
Repligen Corp. (c)	9	35
Res-Care Inc. (c) (e)	8	122

Rexahn Pharmaceuticals Inc. (c) (e)	9	8
Rigel Pharmaceuticals Inc. (c) (e)	12	96
RTI Biologics Inc. (c)	19	53
Salix Pharmaceuticals Ltd. (c) (e)	16	138
Sangamo Biosciences Inc. (c) (e)	11	38
Savient Pharmaceuticals Inc. (c)	19	108
Seattle Genetics Inc. (c)	20	176
Sequenom Inc. (c)	20	399
Sirona Dental Systems Inc. (c) (e)	5	53
Skilled Healthcare Group Inc. (c)	7	56
Somanetics Corp. (c)	4	63
SonoSite Inc. (c)	5	105
Spectranetics Corp. (c) (e)	9	22
Stereotaxis Inc. (c) (e)	8	34
STERIS Corp.	19	463
Sucampo Pharmaceuticals Inc. (c)	3	16
Sun Healthcare Group Inc. (c)	15	129
Sunrise Senior Living Inc. (c) (e)	13	22
SurModics Inc. (c) (e)	5	127
Symmetry Medical Inc. (c) (e)	12	98
Synovis Life Technologies Inc. (c)	4	80
Synta Pharmaceuticals Corp. (c) (e)	5	30
Targacept Inc. (c)	5	19
Theravance Inc. (c) (e)	17	210
Thoratec Corp. (c) (e)	18	585
TomoTherapy Inc. (c)	11	27
TranS1 Inc. (c)	3	24
Triple-S Management Corp. (c) (e)	5	54
United Therapeutics Corp. (c) (e)	7	466
Universal American Corp. (c) (e)	13	114
US Physical Therapy Inc. (c)	4	47
Valeant Pharmaceutical International (c) (e)	21	482
Varian Inc. (c)	10	328
ViroPharma Inc. (c)	26	340
Virtual Radiologic Corp. (c) (e)	2	18
Vision-Sciences Inc. (c) (e)	5	9
Vital Images Inc. (c) (e)	5	71
Vivus Inc. (c)	22	117
Vnus Medical Technologies Inc. (c)	5	74
Volcano Corp. (c)	16	236
West Pharmaceutical Services Inc. (e)	11	404
Wright Medical Group Inc. (c) (e)	12	245
XenoPort Inc. (c)	8	211
XOMA Ltd. (c)	38	23
Zoll Medical Corp. (c)	7	133
ZymoGenetics Inc. (c) (e)	11	32
		37,548
INDUSTRIALS - 17.0%
3D Systems Corp. (c)	5	42
AAON Inc.	4	90

AAR Corp. (c) (e)	13	238
ABM Industries Inc.	15	277
ACCO Brands Corp. (c)	19	67
Aceto Corp.	8	85
Actuant Corp. - Class A	18	342
Acuity Brands Inc. (e)	13	469
Administaff Inc.	7	153
Advanced Battery Technologies Inc. (c) (e)	12	33
Advisory Board Co. (c)	6	126
AeroVironment Inc. (c)	3	124
Aircastle Ltd.	15	74
AirTran Holdings Inc. (c)	39	174
Akeena Solar Inc. (c)	6	11
Alamo Group Inc.	2	28
Alaska Air Group Inc. (c) (e)	12	339
Albany International Corp.	10	123
Allegiant Travel Co. (c)	4	214
Altra Holdings Inc. (c)	9	71
AMERCO Inc. (c)	3	108
American Commercial Lines Inc. (c)	11	53
American Ecology Corp. (e)	5	109
American Railcar Industries Inc. (e)	3	36
American Reprographics Co. (c)	12	82
American Science & Engineering Inc.	3	214
American Superconductor Corp. (c) (e)	14	229
American Woodmark Corp.	3	63
Ameron International Corp. (e)	3	193
Ampco-Pittsburgh Corp.	3	66
Amrep Corp. (c)	1	17
AO Smith Corp.	6	191
Apogee Enterprises Inc.	10	100
Applied Industrial Technologies Inc.	14	259
Applied Signal Technology Inc.	4	78
Argon ST Inc. (c)	5	85
Arkansas Best Corp. (e)	7	221
Ascent Solar Technologies Inc. (c) (e)	2	8
Astec Industries Inc. (c) (e)	6	179
Atlas Air Worldwide Holdings Inc. (c)	5	86
Axsys Technologies Inc. (c)	3	156
AZZ Inc. (c)	4	100
Badger Meter Inc. (e)	5	139
Baldor Electric Co. (e)	15	265
Barnes Group Inc. (e)	15	225
Basin Water Inc. (c) (e)	1	1
Beacon Power Corp. (c) (e)	26	14
Beacon Roofing Supply Inc. (c)	14	196
Belden Inc. (e)	15	322
Blount International Inc. (c) (e)	13	119
Bowne & Co. Inc.	9	52
Brady Corp. - Class A (e)	17	398

Briggs & Stratton Corp. (e)	16	289
Builders FirstSource Inc. (c) (e)	4	6
CAI International Inc. (c)	2	7
Capstone Turbine Corp. (c) (e)	51	43
Cascade Corp. (e)	3	94
Casella Waste Systems Inc. (c)	7	27
CBIZ Inc. (c)	15	127
CDI Corp.	4	51
Celadon Group Inc. (c) (e)	8	65
Cenveo Inc. (c) (e)	15	65
Ceradyne Inc. (c)	9	179
Chart Industries Inc. (c)	10	104
China Architectural Engineering Inc. (c) (e)	5	12
China BAK Battery Inc. (c)	9	15
China Direct Inc. (c)	2	3
China Fire & Security Group Inc. (c) (e)	4	28
CIRCOR International Inc.	6	158
Clarcor Inc. (e)	17	554
Clean Harbors Inc. (c)	7	415
Coleman Cable Inc. (c) (e)	3	11
Colfax Corp. (c)	8	80
Columbus Mckinnon Corp. (c)	6	87
Comfort Systems USA Inc.	14	146
Commercial Vehicle Group Inc. (c)	6	6
COMSYS IT Partners Inc. (c)	6	14
Consolidated Graphics Inc. (c)	4	80
Cornell Cos. Inc. (c)	4	73
CoStar Group Inc. (c) (e)	6	205
Courier Corp.	3	61
Covenant Transportation Group Inc. (c)	1	3
CRA International Inc. (c) (e)	4	99
Cubic Corp.	5	139
Curtiss-Wright Corp.	15	494
Deluxe Corp.	16	246
Dollar Thrifty Automotive Group Inc. (c) (e)	6	6
Ducommun Inc.	4	61
Duff & Phelps Corp. - Class A (c)	4	72
DXP Enterprises Inc. (c)	3	41
Dycom Industries Inc. (c) (e)	13	108
Dynamex Inc. (c)	3	43
Dynamic Materials Corp. (e)	4	82
DynCorp International Inc. (c)	8	124
Eagle Bulk Shipping Inc. (e)	15	99
EMCOR Group Inc. (c)	22	504
Encore Wire Corp. (e)	6	120
Ener1 Inc. (e)	14	98
Energy Conversion Devices Inc. (c) (e)	15	376
Energy Recovery Inc. (c) (e)	5	34
EnergySolutions Inc.	12	67
EnerNOC Inc. (c) (e)	3	21

EnerSys (c)	9	95
Ennis Inc.	9	107
EnPro Industries Inc. (c)	7	142
ESCO Technologies Inc. (c) (e)	8	342
Esterline Technologies Corp. (c)	10	369
Evergreen Solar Inc. (c) (e)	49	155
Exponent Inc. (c)	5	142
Federal Signal Corp. (e)	16	129
First Advantage Corp. - Class A (c)	3	43
Flanders Corp. (c)	5	22
Flow International Corp. (c)	11	27
Force Protection Inc. (c) (e)	22	132
Forward Air Corp. (e)	10	234
Franklin Electric Co. Inc. (e)	8	214
FreightCar America Inc.	4	79
Fuel Tech Inc. (c) (e)	6	65
FuelCell Energy Inc. (c) (e)	22	87
Furmanite Corp. (c)	12	66
Fushi Copperweld Inc. (c)	4	23
G&K Services Inc. - Class A	6	128
Genco Shipping & Trading Ltd. (e)	8	117
GenCorp Inc. (c) (e)	19	70
Genesee & Wyoming Inc. - Class A (c) (e)	10	300
Geo Group Inc. (c)	17	305
GeoEye Inc. (c)	6	112
Gibraltar Industries Inc.	9	105
Gorman-Rupp Co. (e)	5	146
GrafTech International Ltd. (c) (e)	40	330
Graham Corp.	3	37
Granite Construction Inc. (e)	11	481
Great Lakes Dredge & Dock Corp.	11	46
Greenbrier Cos. Inc.	5	37
Griffon Corp.	14	130
GT Solar International Inc. (c)	9	27
H&E Equipment Services Inc. (c)	5	35
Harbin Electric Inc. (c) (e)	2	15
Hawaiian Holdings Inc. (c)	15	95
Healthcare Services Group (e)	14	229
Heartland Express Inc. (e)	18	283
Heico Corp. (e)	7	289
Heidrick & Struggles International Inc. (e)	6	120
Herley Industries Inc. (c)	4	49
Herman Miller Inc. (e)	19	243
Hexcel Corp. (c)	31	227
Hill International Inc. (c)	7	49
HNI Corp. (e)	14	224
Horizon Lines Inc. - Class A (e)	11	38
Houston Wire & Cable Co. (e)	6	57
HUB Group Inc. - Class A (c)	12	325
Hudson Highland Group Inc. (c)	7	24

Hurco Cos. Inc. (c)	3	34
Huron Consulting Group Inc. (c) (e)	7	394
Huttig Building Products Inc. (c)	3	1
ICF International Inc. (c)	2	49
ICT Group Inc. (c)	3	12
II-VI Inc. (c)	8	149
InnerWorkings Inc. (c) (e)	11	72
Insituform Technologies Inc. - Class A (c)	9	179
Insteel Industries Inc. (e)	6	71
Integrated Electrical Services Inc. (c) (e)	3	23
Interface Inc.	17	81
InterLine Brands Inc. (c)	11	113
International Shipholding Corp.	2	46
JetBlue Airways Corp. (c)	57	407
Kadant Inc. (c)	5	65
Kaman Corp. - Class A	8	147
Kaydon Corp. (e)	11	390
Kelly Services Inc. - Class A (e)	9	111
Key Technology Inc. (c)	2	32
Kforce Inc. (c)	10	77
Kimball International Inc. - Class B	11	94
Knight Transportation Inc. (e)	19	306
Knoll Inc. (e)	15	140
Korn/Ferry International (c) (e)	15	169
K-Tron International Inc. (c)	1	69
LaBarge Inc. (c)	4	63
Ladish Co. Inc. (c) (e)	6	80
Lawson Products Inc.	1	30
Layne Christensen Co. (c) (e)	7	158
LB Foster Co. (c)	4	111
LECG Corp. (c) (e)	8	52
Lindsay Corp. (e)	4	128
LMI Aerospace Inc. (c)	3	29
LSI Industries Inc.	6	40
Lydall Inc. (c)	5	28
M&F Worldwide Corp. (c)	4	60
Marten Transport Ltd. (c)	5	94
MasTec Inc. (c)	14	163
McGrath RentCorp	8	171
Medis Technologies Ltd. (c) (e)	7	3
Metalico Inc. (c) (e)	7	11
Met-Pro Corp.	5	71
Michael Baker Corp. (c)	2	88
Microvision Inc. (c) (e)	23	39
Middleby Corp. (c) (e)	6	157
Mine Safety Appliances Co. (e)	10	239
Mobile Mini Inc. (c) (e)	11	162
Moog Inc. - Class A (c)	14	516
MPS Group Inc. (c) (e)	32	237
Mueller Industries Inc.	12	309

Mueller Water Products Inc. (e)	37	315
Multi-Color Corp.	4	57
NACCO Industries Inc. - Class A	2	70
Navigant Consulting Inc. (c) (e)	16	255
NCI Building Systems Inc. (c)	6	105
NN Inc.	5	11
Nordson Corp. (e)	11	360
Northwest Pipe Co. (c)	3	130
Odyssey Marine Exploration Inc. (c) (e)	14	46
Old Dominion Freight Line Inc. (c)	9	253
Omega Flex Inc.	1	19
On Assignment Inc. (c) (e)	11	60
Orbital Sciences Corp. (c)	19	379
Orion Energy Systems Inc. (c) (e)	2	13
Orion Marine Group Inc. (c)	8	75
Otter Tail Corp. (e)	12	273
Pacer International Inc.	12	123
Park-Ohio Holdings Corp. (c)	3	18
Patriot Transportation Holding Inc. (c)	-	33
Perini Corp. (c)	17	390
Pike Electric Corp. (c)	6	68
Plug Power Inc. (c) (e)	24	24
PMFG Inc. (c)	4	37
Polypore International Inc. (c)	5	36
Powell Industries Inc. (c)	2	70
Power-One Inc. (c) (e)	21	25
PowerSecure International Inc. (c)	5	17
Preformed Line Products Co.	1	34
PRG-Schultz International Inc. (c)	4	18
Protection One Inc. (c) (e)	1	6
Quanex Building Products Corp.	12	114
Quixote Corp.	1	7
Raven Industries Inc.	5	126
RBC Bearings Inc. (c)	7	144
Regal-Beloit Corp.	11	405
Republic Airways Holdings Inc. (c)	11	122
Resources Connection Inc. (c) (e)	15	249
Robbins & Myers Inc.	9	153
Rollins Inc. (e)	13	240
RSC Holdings Inc. (c) (e)	16	133
Rush Enterprises Inc. - Class A (c)	12	100
Saia Inc. (c)	4	45
Sauer-Danfoss Inc.	3	28
Schawk Inc. (e)	5	58
School Specialty Inc. (c) (e)	6	117
Seaboard Corp. (e)	-	135
Simpson Manufacturing Co. Inc. (e)	12	342
SkyWest Inc.	19	360
Spherion Corp. (c) (e)	15	34
Standard Parking Corp. (c)	3	56

Standard Register Co. (e)	5	48
Standex International Corp.	4	81
Stanley Inc. (c)	3	106
Sterling Construction Co. Inc. (c) (e)	4	75
Sun Hydraulics Corp.	4	77
Sykes Enterprises Inc. (c)	11	205
Sypris Solutions Inc.	1	1
TAL International Group Inc.	5	68
Taser International Inc. (c)	21	108
TBS International Ltd. (c)	4	43
Team Inc. (c)	6	173
Tecumseh Products Co. (c)	6	58
Teledyne Technologies Inc. (c)	12	522
Tennant Co.	5	82
Tetra Tech Inc. (c)	19	470
Textainer Group Holdings Ltd.	3	27
Thermadyne Holdings Corp. (c)	4	27
Titan International Inc. (e)	11	89
Titan Machinery Inc. (c)	2	31
TransDigm Group Inc. (c) (e)	11	370
Tredegar Corp.	8	141
Trex Co. Inc. (c) (e)	5	87
TriMas Corp. (c)	4	6
Triumph Group Inc.	5	224
TrueBlue Inc. (c)	15	139
TurboChef Technologies Inc. (c) (e)	9	42
Twin Disc Inc.	3	18
UAL Corp. (e)	42	459
Ultralife Batteries Inc. (c)	4	60
Ultrapetrol Ltd. (c)	10	30
United Capital Corp. (c) (e)	1	10
United Stationers Inc. (c) (e)	8	260
Universal Forest Products Inc. (e)	5	146
Universal Truckload Services Inc. (c)	1	21
US Airways Group Inc. (c)	38	292
Valence Technology Inc. (c) (e)	15	27
Viad Corp.	7	173
Vicor Corp. (e)	6	39
Volt Information Sciences Inc. (c)	5	36
VSE Corp. (e)	1	59
Wabash National Corp. (e)	11	49
Wabtec Corp. (e)	16	636
Waste Connections Inc. (c) (e)	26	831
Waste Services Inc. (c)	7	46
Watsco Inc. (e)	8	298
Watson Wyatt Worldwide Inc. (e)	14	674
Watts Water Technologies Inc. (e)	10	243
Werner Enterprises Inc. (e)	14	235
Woodward Governor Co.	19	447
Xerium Technologies Inc. (c)	6	5

YRC Worldwide Inc. (c) (e)	22	64
		41,448
INFORMATION TECHNOLOGY - 15.8%
3Com Corp. (c)	134	305
3PAR Inc. (c)	10	74
ACI Worldwide Inc. (c)	12	183
Acme Packet Inc. (c)	8	43
Actel Corp. (c)	8	96
Actuate Corp. (c) (e)	22	65
Acxiom Corp.	20	162
Adaptec Inc. (c)	40	131
ADTRAN Inc.	18	270
Advanced Analogic Technologies Inc. (c)	14	41
Advanced Energy Industries Inc. (c) (e)	10	103
Advent Software Inc. (c) (e)	5	110
Agilysis Inc.	9	38
Airvana Inc. (c)	7	40
American Software Inc.	7	31
Amkor Technology Inc. (c)	36	78
Anadigics Inc. (c)	19	28
Anaren Inc. (c) (e)	4	53
Anixter International Inc. (c) (e)	10	299
Applied Micro Circuits Corp. (c)	21	83
ArcSight Inc. (c)	2	15
Ariba Inc. (c) (e)	28	199
Arris Group Inc. (c)	40	314
Art Technology Group Inc. (c) (e)	43	84
Aruba Networks Inc. (c)	15	37
AsiaInfo Holdings Inc. (c)	11	134
Asyst Technologies Inc. (c)	13	3
Atheros Communications Inc. (c) (e)	19	272
ATMI Inc. (c) (e)	11	168
AuthenTec Inc. (c) (e)	7	12
Avanex Corp. (c)	4	4
Avid Technology Inc. (c) (e)	10	107
Avocent Corp. (c)	15	266
Axcelis Technologies Inc. (c) (e)	30	16
Bankrate Inc. (c) (e)	4	158
Bel Fuse Inc. - Class B (e)	4	85
Benchmark Electronics Inc. (c) (e)	22	286
Bidz.com Inc. (c) (e)	2	8
BigBand Networks Inc. (c)	11	63
Black Box Corp.	6	157
Blackbaud Inc. (e)	14	193
Blackboard Inc. (c) (e)	10	263
Blue Coat Systems Inc. (c) (e)	10	88
Bookham Inc. (c)	30	13
Bottomline Technologies Inc. (c) (e)	7	46
Brightpoint Inc. (c) (e)	16	70
Brooks Automation Inc. (c) (e)	21	120

Cabot Microelectronics Corp. (c)	7	195
CACI International Inc. - Class A (c)	10	449
Callidus Software Inc. (c)	9	27
Cass Information Systems Inc. (e)	2	63
Cavium Networks Inc. (c) (e)	11	111
Ceva Inc. (c)	7	49
Checkpoint Systems Inc. (c)	13	127
China Information Security Technology Inc. (c) (e)	7	25
China Security & Surveillance Technology Inc. (c) (e)	9	40
Chordiant Software Inc. (c)	9	24
Ciber Inc. (c) (e)	17	83
Cirrus Logic Inc. (c) (e)	21	57
Cogent Inc. (c)	14	184
Cognex Corp. (e)	13	198
Cogo Group Inc. (c)	8	37
Coherent Inc. (c)	8	162
Cohu Inc.	7	91
CommVault Systems Inc. (c)	14	192
Compellent Technologies Inc. (c)	5	50
comScore Inc. (c)	6	79
Comtech Telecommunications Corp. (c) (e)	8	368
Comverge Inc. (c) (e)	6	30
Concur Technologies Inc. (c) (e)	14	468
Constant Contact Inc. (c) (e)	7	86
CPI International Inc. (c)	3	24
Cray Inc. (c)	9	19
CSG Systems International Inc. (c) (e)	12	203
CTS Corp.	11	59
CyberSource Corp. (c) (e)	22	267
Cymer Inc. (c) (e)	10	221
Daktronics Inc. (e)	11	101
Data Domain Inc. (c)	11	207
DealerTrack Holdings Inc. (c) (e)	13	159
Deltek Inc. (c)	4	17
DemandTec Inc. (c)	6	47
DG FastChannel Inc. (c)	6	72
Dice Holdings Inc. (c)	5	22
Digi International Inc. (c)	9	70
Digimarc Corp. (c) (e)	2	17
Digital River Inc. (c)	12	297
Diodes Inc. (c) (e)	10	58
DivX Inc. (c)	8	42
Double-Take Software Inc. (c)	6	57
DSP Group Inc. (c) (e)	9	71
DTS Inc. (c) (e)	6	106
Earthlink Inc. (c) (e)	37	248
Ebix Inc.	2	54
Echelon Corp. (c)	10	78
Electro Rent Corp.	6	72
Electro Scientific Industries Inc. (c) (e)	9	63

Electronics for Imaging Inc. (c) (e)	17	165
Elixir Gaming Technologies Inc. (c) (e)	20	3
Emcore Corp. (c) (e)	25	32
EMS Technologies Inc. (c)	5	131
Emulex Corp. (c)	27	188
Entegris Inc. (c)	34	74
Entropic Communications Inc. (c) (e)	2	1
Entrust Inc. (c)	18	29
Epicor Software Corp. (c)	19	93
EPIQ Systems Inc. (c)	11	188
Euronet Worldwide Inc. (c) (e)	15	178
Exar Corp. (c) (e)	12	77
ExlService Holdings Inc. (c)	5	44
Extreme Networks (c)	28	66
Fair Isaac Corp.	16	272
FalconStor Software Inc. (c) (e)	11	32
FARO Technologies Inc. (c)	5	91
FEI Co. (c)	12	219
Finisar Corp. (c) (e)	122	46
FormFactor Inc. (c) (e)	16	238
Forrester Research Inc. (c)	5	140
Gartner Inc. - Class A (c) (e)	20	350
Gerber Scientific Inc. (c)	7	36
Gevity HR Inc.	6	9
Global Cash Access Holdings Inc. (c) (e)	11	25
Globecomm Systems Inc. (c)	6	33
GSI Commerce Inc. (c) (e)	8	86
Guidance Software Inc. (c)	3	11
Hackett Group Inc. (c)	12	36
Harmonic Inc. (c)	32	179
Harris Stratex Networks Inc. - Class A (c)	7	36
Heartland Payment Systems Inc. (e)	8	137
Hittite Microwave Corp. (c) (e)	7	192
HSW International Inc. (c) (e)	8	3
Hughes Communications Inc. (c)	2	34
Hutchinson Technology Inc. (c) (e)	8	29
Hypercom Corp. (c)	16	17
i2 Technologies Inc. (c) (e)	5	30
ICx Technologies Inc. (c) (e)	4	32
iGate Corp.	7	48
Imation Corp. (e)	10	132
Immersion Corp. (c)	11	63
Infinera Corp. (c) (e)	31	276
infoGROUP Inc.	9	42
Informatica Corp. (c)	29	402
InfoSpace Inc.	12	87
Insight Enterprises Inc. (c)	15	105
Integral Systems Inc.	5	66
Interactive Intelligence Inc. (c)	5	34
InterDigital Inc. (c) (e)	15	413

Intermec Inc. (c)	20	265
Internap Network Services Corp. (c) (e)	17	42
Internet Brands Inc. (c)	6	34
Internet Capital Group Inc. (c) (e)	13	69
Interwoven Inc. (c)	15	183
Intevac Inc. (c)	8	39
IPG Photonics Corp. (c)	6	84
Isilon Systems Inc. (c) (e)	7	24
Ixia (c)	13	73
IXYS Corp.	7	60
j2 Global Communications Inc. (c) (e)	14	288
Jack Henry & Associates Inc. (e)	25	480
JDA Software Group Inc. (c)	8	111
Kemet Corp. (c) (e)	24	7
Kenexa Corp. (c)	7	59
Keynote Systems Inc. (c)	4	34
Knot Inc. (c)	10	82
Kopin Corp. (c)	21	42
Kulicke & Soffa Industries Inc. (c) (e)	15	25
L-1 Identity Solutions Inc. (c) (e)	24	164
Lattice Semiconductor Corp. (c) (e)	40	60
Lawson Software Inc. (c) (e)	38	181
Limelight Networks Inc. (c)	9	21
Liquidity Services Inc. (c) (e)	4	36
Littelfuse Inc. (c) (e)	7	122
LoopNet Inc. (c) (e)	10	69
Loral Space & Communications Inc. (c) (e)	3	47
LTX-Credence Corp. (c)	16	4
Macrovision Solutions Corp. (c)	27	346
Magma Design Automation Inc. (c) (e)	16	17
Manhattan Associates Inc. (c) (e)	8	132
Mantech International Corp. - Class A (c)	7	369
Marchex Inc. - Class B	7	43
Mattson Technology Inc. (c) (e)	14	19
MAXIMUS Inc. (e)	6	209
Maxwell Technologies Inc. (c) (e)	5	28
Measurement Specialties Inc. (c) (e)	4	30
Mentor Graphics Corp. (c) (e)	31	161
MercadoLibre Inc. (c) (e)	8	132
Mercury Computer Systems Inc. (c)	6	40
Methode Electronics Inc.	12	82
Micrel Inc.	16	119
Micros Systems Inc. (c)	27	440
Microsemi Corp. (c)	26	330
MicroStrategy Inc. - Class A (c) (e)	3	109
Microtune Inc. (c) (e)	14	29
Midway Games Inc. (c) (e)	9	2
MIPS Technologies Inc. - Class A (c) (e)	14	15
MKS Instruments Inc. (c) (e)	17	246
ModusLink Global Solutions Inc. (c)	16	45

Monolithic Power Systems Inc. (c)	9	108
Monotype Imaging Holdings Inc. (c)	4	26
Move Inc. (c)	38	61
MRV Communications Inc. (c)	47	36
MSC Software Corp. (c)	15	98
MTS Systems Corp.	6	160
Multi-Fineline Electronix Inc. (c)	2	28
NCI Inc. (c)	2	70
Ness Technologies Inc. (c)	12	50
Net 1 UEPS Technologies Inc. (c)	17	227
Netezza Corp. (c)	14	90
NetGear Inc. (c) (e)	12	132
NetLogic Microsystems Inc. (c)	5	119
NetScout Systems Inc. (c)	10	88
NetSuite Inc. (c)	2	16
Neutral Tandem Inc. (c)	6	94
Newport Corp. (c)	12	82
NextWave Wireless Inc. (c) (e)	14	1
NIC Inc. (e)	11	52
Novatel Wireless Inc. (c)	13	59
NVE Corp. (c)	2	47
Omniture Inc. (c) (e)	21	222
Omnivision Technologies Inc. (c) (e)	16	86
Online Resources Corp. (c)	9	41
OpenTV Corp. (c)	38	47
Oplink Communications Inc. (c)	7	62
OPNET Technologies Inc. (c)	4	39
Opnext Inc. (c)	6	10
ORBCOMM Inc. (c) (e)	9	20
OSI Systems Inc. (c)	5	63
Overland Storage Inc. (c)	2	1
Palm Inc. (c) (e)	36	112
Parametric Technology Corp. (c) (e)	38	482
Park Electrochemical Corp.	7	126
ParkerVision Inc. (c) (e)	7	17
PC Connection Inc. (c)	2	12
PC Mall Inc. (c)	3	13
PC-Tel Inc.	6	41
Pegasystems Inc. (e)	5	60
Perficient Inc. (c)	10	45
Pericom Semiconductor Corp. (c)	9	49
Perot Systems Corp. (c) (e)	29	392
Phoenix Technologies Ltd. (c)	8	29
Photronics Inc. (c) (e)	12	24
PlanetOut Inc. (c)	-	-
Plantronics Inc. (e)	16	215
Plexus Corp. (c) (e)	13	219
PLX Technology Inc. (c) (e)	9	15
PMC - Sierra Inc. (c)	72	352
Polycom Inc. (c)	29	392

Power Integrations Inc.	10	193
Powerwave Technologies Inc. (c) (e)	42	21
Presstek Inc. (c)	8	26
Progress Software Corp. (c)	13	257
PROS Holdings Inc. (c)	4	22
QAD Inc.	4	17
Quality Systems Inc. (e)	6	254
Quantum Corp. (c)	61	22
Quest Software Inc. (c) (e)	24	302
Rackable Systems Inc. (c)	11	44
Rackspace Hosting Inc. (c) (e)	5	29
Radiant Systems Inc. (c)	8	28
Radisys Corp. (c) (e)	7	41
RealNetworks Inc. (c)	29	103
Renaissance Learning Inc. (e)	3	26
RF Micro Devices Inc. (c) (e)	78	61
RightNow Technologies Inc. (c) (e)	9	70
Rimage Corp. (c)	3	38
Riverbed Technology Inc. (c) (e)	18	203
Rofin-Sinar Technologies Inc. (c) (e)	10	203
Rogers Corp. (c)	6	159
Rubicon Technology Inc. (c) (e)	4	16
Rudolph Technologies Inc. (c)	10	36
S1 Corp. (c)	16	125
Safeguard Scientifics Inc. (c)	36	25
Sanmina-SCI Corp. (c) (e)	165	78
Sapient Corp. (c) (e)	29	127
SAVVIS Inc. (c) (e)	12	82
ScanSource Inc. (c) (e)	8	162
SeaChange International Inc. (c)	10	74
Semitool Inc. (c)	8	23
Semtech Corp. (c) (e)	21	232
ShoreTel Inc. (c)	12	53
Sigma Designs Inc. (c) (e)	9	81
Silicon Image Inc. (c) (e)	23	98
Silicon Storage Technology Inc. (c)	27	62
SiRF Technology Holdings Inc. (c) (e)	18	23
Skyworks Solutions Inc. (c) (e)	52	289
Smart Modular Technologies WWH Inc. (c)	17	27
Smith Micro Software Inc. (c) (e)	10	57
Solera Holdings Inc. (c)	17	412
Sonic Solutions Inc. (c) (e)	7	12
SonicWALL Inc. (c) (e)	17	69
Sonus Networks Inc. (c)	67	105
Sourcefire Inc. (c)	6	31
Spansion Inc. (c) (e)	38	7
SPSS Inc. (c) (e)	6	154
SRA International Inc. - Class A (c)	14	245
Standard Microsystems Corp. (c) (e)	7	120
Starent Networks Corp. (c) (e)	10	117

STEC Inc. (c) (e)	12	50
Stratasys Inc. (c) (e)	7	80
SuccessFactors Inc. (c) (e)	8	46
Super Micro Computer Inc. (c)	7	42
Supertex Inc. (c)	4	87
SupportSoft Inc. (c)	14	31
Switch & Data Facilities Co. Inc. (c) (e)	7	54
Sybase Inc. (c)	26	649
Sycamore Networks Inc. (c)	62	167
Symmetricom Inc. (c) (e)	14	53
Symyx Technologies Inc. (c)	12	72
Synaptics Inc. (c) (e)	11	180
Synchronoss Technologies Inc. (c)	7	70
SYNNEX Corp. (c)	5	59
Syntel Inc. (e)	4	100
Take-Two Interactive Software Inc.	24	185
Taleo Corp. (c)	8	64
Technitrol Inc.	14	48
TechTarget Inc. (c)	4	18
Techwell Inc. (c)	5	30
Tekelec (c) (e)	22	289
TeleCommunication Systems Inc. (c)	12	100
TeleTech Holdings Inc. (c) (e)	12	99
Terremark Worldwide Inc. (c) (e)	16	61
Tessera Technologies Inc. (c) (e)	15	182
TheStreet.com Inc.	6	17
THQ Inc. (c) (e)	23	98
TIBCO Software Inc. (c)	60	311
TiVo Inc. (c)	34	244
TNS Inc. (c)	8	75
Transmeta Corp. (c)	4	72
Trident Microsystems Inc. (c)	18	34
TriQuint Semiconductor Inc. (c) (e)	48	167
TTM Technologies Inc. (c) (e)	15	80
Tyler Technologies Inc. (c) (e)	13	156
Ultimate Software Group Inc. (c) (e)	8	118
Ultra Clean Holdings Inc. (c)	5	11
Ultratech Inc. (c)	8	91
Unica Corp. (c)	4	23
United Online Inc. (e)	25	150
Universal Display Corp. (c) (e)	10	90
UTStarcom Inc. (c) (e)	33	61
ValueClick Inc. (c)	28	192
VASCO Data Security International (c) (e)	9	90
Veeco Instruments Inc. (c) (e)	11	68
VeriFone Holdings Inc. (c) (e)	23	114
ViaSat Inc. (c) (e)	8	199
Vignette Corp. (c)	8	79
Virtusa Corp. (c)	3	16
VistaPrint Ltd. (c) (e)	14	266

Vocus Inc. (c)	6	101
Volterra Semiconductor Corp. (c)	9	62
Web.com Group Inc. (c)	8	31
Websense Inc. (c)	15	225
Wind River Systems Inc. (c)	22	197
Wright Express Corp. (c)	13	165
Zoran Corp. (c) (e)	18	120
Zygo Corp. (c) (e)	5	32
		38,620
MATERIALS - 3.8%
A. Schulman Inc. (e)	9	150
AbitibiBowater Inc. (c) (e)	16	7
AEP Industries Inc. (c)	2	35
Allied Nevada Gold Corp. (c)	13	68
AM Castle & Co. (e)	6	64
AMCOL International Corp. (e)	8	175
American Vanguard Corp. (e)	7	77
Apex Silver Mines Ltd. (c) (e)	18	17
Arch Chemicals Inc.	8	207
Balchem Corp.	6	143
Boise Inc. (c) (e)	11	5
Brush Engineered Materials Inc. (c) (e)	6	82
Buckeye Technologies Inc. (c) (e)	14	49
BWAY Holdings Co. (c)	2	18
Calgon Carbon Corp. (c)	18	276
China Precision Steel Inc. (c) (e)	5	6
Clearwater Paper Corp. (c)	5	41
Coeur d’Alene Mines Corp. (c) (e)	172	152
Compass Minerals International Inc. (e)	11	628
Deltic Timber Corp. (e)	3	152
Ferro Corp.	15	106
Flotek Industries Inc. (c)	7	17
General Moly Inc. (c) (e)	18	21
General Steel Holdings Inc. (c) (e)	3	13
GenTek Inc. (c)	3	40
Glatfelter	15	137
Graphic Packaging Holding Co. (c)	47	54
Haynes International Inc. (c)	4	101
HB Fuller Co.	16	252
Headwaters Inc. (c)	14	92
Hecla Mining Co. (c) (e)	57	161
Horsehead Holding Corp. (c)	13	61
ICO Inc. (c)	8	26
Innophos Holdings Inc.	4	74
Innospec Inc.	8	48
Kaiser Aluminum Corp.	5	123
KapStone Paper and Packaging Corp. (c)	5	13
Koppers Holdings Inc.	7	141
Landec Corp. (c)	8	53
Louisiana-Pacific Corp. (e)	34	52

LSB Industries Inc. (c)	7	55
Mercer International Inc. (c) (e)	9	18
Minerals Technologies Inc.	6	257
Myers Industries Inc. (e)	10	79
Neenah Paper Inc.	6	49
NewMarket Corp.	4	153
NL Industries Inc.	2	27
Olin Corp.	25	447
Olympic Steel Inc.	3	68
OM Group Inc. (c) (e)	10	215
Penford Corp.	3	34
PolyOne Corp. (c) (e)	29	92
Quaker Chemical Corp.	4	67
Rock-Tenn Co. - Class A	13	431
Rockwood Holdings Inc. (c) (e)	14	151
Royal Gold Inc.	10	476
RTI International Metals Inc. (c) (e)	8	108
Schweitzer-Mauduit International Inc.	5	106
Sensient Technologies Corp.	16	380
ShengdaTech Inc. (c) (e)	8	29
Silgan Holdings Inc. (e)	8	399
Solutia Inc. (c)	30	135
Spartech Corp. (e)	10	65
Stepan Co. (e)	2	104
Stillwater Mining Co. (c) (e)	14	70
Sutor Technology Group Ltd. (c)	2	6
Texas Industries Inc. (e)	8	260
United States Lime & Minerals Inc. (c)	1	13
Universal Stainless & Alloy Products Inc. (c)	2	27
US Concrete Inc. (c) (e)	13	42
Verso Paper Corp. (e)	4	4
Wausau Paper Corp.	14	165
Westlake Chemical Corp. (e)	6	105
Worthington Industries Inc. (e)	20	226
WR Grace & Co. (c)	24	145
Zep Inc.	7	136
Zoltek Cos. Inc. (c) (e)	10	86
		9,167
TELECOMMUNICATION SERVICES - 1.2%
Alaska Communications Systems Group Inc. (e)	15	137
Arbinet-thexchange Inc.	2	2
Atlantic Tele-Network Inc. (e)	3	75
Cbeyond Inc. (c)	8	132
Centennial Communications Corp. (c)	22	173
Cincinnati Bell Inc. (c)	76	147
Cogent Communications Group Inc. (c) (e)	16	107
Consolidated Communications Holdings Inc.	8	95
FairPoint Communications Inc. (e)	28	92
FiberTower Corp. (c)	33	5
General Communication Inc. - Class A (c)	16	126

Global Crossing Ltd. (c) (e)	9	74
Globalstar Inc. (c)	12	2
Hungarian Telephone & Cable Corp. (c)	1	12
iBasis Inc. (c)	9	13
ICO Global Communications Holdings Ltd. (c) (e)	32	36
IDT Corp. - Class B (c) (e)	12	6
Iowa Telecommunications Services Inc. (e)	11	156
iPCS Inc. (c)	6	39
NTELOS Holdings Corp.	10	245
PAETEC Holding Corp. (c)	36	52
Premiere Global Services Inc. (c) (e)	20	170
Shenandoah Telecommunications Co. (e)	8	214
Syniverse Holdings Inc. (c)	16	196
TerreStar Corp. (c)	17	7
tw telecom inc. (c) (e)	49	413
USA Mobility Inc.	8	90
Virgin Mobile USA Inc. (c) (e)	8	6
Vonage Holdings Corp. (c) (e)	17	11
		2,833
UTILITIES - 4.5%
Allete Inc.	9	281
American States Water Co. (e)	6	182
Avista Corp.	18	341
Black Hills Corp. (e)	13	343
Cadiz Inc. (c)	3	42
California Water Service Group (e)	7	302
Central Vermont Public Service Corp.	4	96
CH Energy Group Inc. (e)	5	269
Chesapeake Utilities Corp.	2	74
Cleco Corp. (e)	20	455
Connecticut Water Services Inc.	3	59
Consolidated Water Co. Ltd.	5	63
El Paso Electric Co. (c) (e)	15	269
Empire District Electric Co.	11	190
IDACORP Inc. (e)	15	441
ITC Holdings Corp.	16	713
Laclede Group Inc. (e)	7	339
MGE Energy Inc.	7	243
Middlesex Water Co.	4	68
New Jersey Resources Corp.	14	546
Nicor Inc. (e)	15	519
Northwest Natural Gas Co. (e)	9	387
NorthWestern Corp.	12	280
Ormat Technologies Inc.	6	190
Piedmont Natural Gas Co. (e)	24	768
PNM Resources Inc. (e)	29	289
Portland General Electric Co.	21	403
SJW Corp. (e)	4	129
South Jersey Industries Inc. (e)	10	392
Southwest Gas Corp.	14	362
Southwest Water Co.	7	23
Synthesis Energy Systems Inc. (c)	9	7
UIL Holdings Corp. (e)	8	252
UniSource Energy Corp.	11	335
US Geothermal Inc. (c)	18	15
Westar Energy Inc.	35	710
WGL Holdings Inc. (e)	16	535
		10,912

Total Common Stocks (cost $367,766)		245,931

WARRANTS - 0.0%
GreenHunter Energy Inc. Warrants (c) (f)	-	-

Pegasus (c) (f)	1	-

Total Warrants (cost $0)		-

SHORT TERM INVESTMENTS - 29.3%
Mutual Funds - 3.3%
JNL Money Market Fund, 1.07% (a) (h)	8,174	8,174

Securities Lending Collateral - 25.5%
Mellon GSL DBT II Collateral Fund, 1.67% (a) (h)	64,056	62,038
Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	2,096	-
		62,038
U.S. Treasury Securities - 0.5%
U.S. Treasury Bill, 0.01%, 01/08/09 (o)	110	110
U.S. Treasury Bill, 0.01%, 03/19/09 (o)	50	50
U.S. Treasury Bill, 0.26%, 06/18/09 (o)	960	960
		1,120

Total Short Term Investments (cost $75,446)		71,332

Total Investments - 130.2% (cost $443,212)		317,263
Other Assets and Liabilities, Net - (30.2%)		-73,520
Total Net Assets - 100%		$ 243,743

JNL/Mellon Capital Management International Index Fund
COMMON STOCKS - 94.3%
CONSUMER DISCRETIONARY - 9.5%
ABC-Mart Inc.	1	$ 37
Accor SA	9	431
Adidas AG	9	334
Aisin Seiki Co. Ltd.	9	133
Aristocrat Leisure Ltd. (e)	16	42
Asics Corp. (e)	8	65
Autogrill SpA	5	37
Bayerische Motoren Werke AG	15	472
Benesse Corp. (e)	3	149
Billabong International Ltd.	8	42
Bridgestone Corp.	28	414
British Sky Broadcasting Group Plc	52	368
Bulgari SpA (e)	7	46
Burberry Group Plc (e)	22	72
Canon Marketing Japan Inc. (e)	3	40
Carnival Plc	7	158
Carphone Warehouse Group Plc (e)	18	24
Casio Computer Co. Ltd. (e)	11	66
Christian Dior SA	2	136
Compagnie Financiere Richemont SA (c)	24	461
Compagnie Generale des Etablissements Michelin	7	360
Compass Group Plc	84	421
Continental AG (c)	8	722
Crown Ltd.	24	99
Daihatsu Motor Co. Ltd. (e)	8	71
Daily Mail & General Trust	13	50
Daimler AG	40	1,517
Daito Trust Construction Co. Ltd.	4	199
Daiwa House Industry Co. Ltd. (e)	23	226
Dena Co. Ltd. (e)	-	45
Denso Corp.	23	383
Dentsu Inc. (e) (f)	-	182
Electrolux AB - Class B (e)	12	102
Esprit Holdings Ltd. (e)	50	285
Eutelsat Communications Group SA	4	103
Fairfax Media Ltd. (e)	58	66
Fast Retailing Co. Ltd. (e)	2	308
Fiat SpA (e)	33	223
Fuji Heavy Industries Ltd. (e)	25	69
Fuji Media Holdings Inc.	-	23
Genting International Plc (c) (e)	110	35
Gestevision Telecinco SA	5	52
GKN Plc	32	45
Hakuhodo DY Holdings Inc. (e)	1	59
Harvey Norman Holdings Ltd.	25	46
Haseko Corp.	67	71
Hennes & Mauritz AB - Class B	24	935
Hermes International SA (e)	3	452
Hikari Tsushin Inc. (e)	1	19

Home Retail Group Plc	43	132
Honda Motor Co. Ltd.	76	1,610
Husqvarna AB - Class B	13	67
Inditex SA (e)	10	442
InterContinental Hotels Group Plc (e)	12	96
Isetan Mitsukoshi Holdings Ltd. (e)	14	122
Isuzu Motors Ltd.	56	72
ITV Plc (e)	180	104
J. Front Retailing Co. Ltd.	25	104
Jardine Cycle & Carriage Ltd.	6	39
JC Decaux SA (e)	3	57
Jupiter Telecommunications Co. Ltd. (e)	-	121
Kingfisher Plc	107	211
Ladbrokes Plc	27	73
Lagardere SCA	5	216
Li & Fung Ltd.	106	183
Lifestyle International Holdings Ltd. (e)	31	32
Lottomatica SpA (e)	2	62
Luxottica Group SpA	6	112
LVMH Moet Hennessy Louis Vuitton SA	11	763
M6-Metropole Television SA	3	59
Makita Corp. (e)	6	123
Marks & Spencer Group Plc	70	219
Marui Group Co. Ltd. (e)	11	61
Mazda Motor Corp.	40	68
Mediaset SpA (e)	36	206
Mitsubishi Motors Corp. (e)	159	218
Modern Times Group AB - Class B	2	54
Namco Bandai Holdings Inc.	10	106
Next Plc (e)	10	150
NGK Spark Plug Co. Ltd. (e)	8	64
NHK Spring Co. Ltd. (e)	6	22
Nikon Corp. (e)	15	180
Nissan Motor Co. Ltd.	100	360
Nisshinbo Industries Inc. (e)	7	53
Nitori Co. Ltd. (e)	2	132
NOK Corp. (e)	6	40
Nokian Renkaat Oyj (e)	5	55
Onward Holdings Co. Ltd. (e)	6	48
OPAP SA	10	287
Oriental Land Co. Ltd. (e)	2	197
PagesJaunes Groupe SA (e)	6	60
Panasonic Corp.	84	1,034
Pearson Plc (e)	38	355
Peugeot SA (e)	7	126
Pirelli & C. SpA (e)	132	50
PPR SA (e)	4	238
Publicis Groupe (e)	6	143
Puma AG Rudolf Dassler Sport	-	63
Rakuten Inc. (e)	-	197

Reed Elsevier NV	29	339
Reed Elsevier Plc	50	367
Renault SA (e)	9	231
Sankyo Co. Ltd.	3	131
Sanoma Oyj	4	53
Sanyo Electric Co. Ltd. (e)	76	142
Sega Sammy Holdings Inc. (e)	8	96
Sekisui Chemical Co. Ltd.	20	125
Sekisui House Ltd.	19	168
SES SA	14	264
Shangri-La Asia Ltd.	64	74
Sharp Corp. (e)	47	339
Shimamura Co. Ltd. (e)	1	77
Shimano Inc. (e)	3	130
Singapore Press Holdings Ltd. (e)	72	157
Sky City Entertainment Group Ltd. (e)	24	43
Societe Television Francaise 1 (e)	5	79
Sodexo SA (e)	4	236
Sony Corp.	46	1,008
Stanley Electric Co. Ltd.	7	75
Sumitomo Rubber Industries Inc.	7	62
Suzuki Motor Corp. (e)	16	224
Swatch Group AG	3	69
Swatch Group AG - Class B	1	197
Tabcorp Holdings Ltd.	24	120
Takashimaya Co. Ltd. (e)	13	99
Tatts Group Ltd.	49	96
Television Broadcasts Ltd.	12	39
Thomas Cook Group Plc (e)	22	56
Thomson Reuters Plc (e)	8	184
Toho Co. Ltd. (e)	5	110
Tokyo Broadcasting System Inc.	2	32
Toyoda Gosei Co. Ltd. (e)	3	33
Toyota Boshoku Corp.	3	28
Toyota Industries Corp.	8	170
Toyota Motor Corp.	126	4,165
TUI AG	10	117
TUI Travel Plc (e)	27	91
United Business Media Ltd.	11	80
USS Co. Ltd.	1	60
Valeo SA (e)	3	46
Vivendi SA	54	1,747
Volkswagen AG	5	1,855
Volvo AB - Class A (e)	22	127
Volvo AB - Class B (e)	49	276
Whitbread Plc	8	100
Wolters Kluwer NV	13	251
WPP Plc (e)	53	306
Yamada Denki Co. Ltd.	4	287
Yamaha Corp. (e)	7	63

Yamaha Motor Co. Ltd. (e)	9	89
Yue Yuen Industrial Holdings Ltd.	29	57
ZON Multimedia - Servicos de Telecomunicacoes e
Multimedia SGPS SA	9	45
		35,696
CONSUMER STAPLES - 9.7%
AEON Co. Ltd. (e)	29	294
Ajinomoto Co. Inc.	30	327
Anheuser-Busch InBev NV	22	518
Aryzta AG (c)	4	120
Asahi Breweries Ltd.	17	299
Associated British Foods Plc	16	165
Beiersdorf AG	4	241
British American Tobacco Plc	88	2,287
Cadbury Plc	63	560
Carlsberg A/S (e)	3	105
Carrefour SA	29	1,125
Casino Guichard Perrachon SA (e)	2	152
Coca Cola Hellenic Bottling Co. SA	8	110
Coca-Cola Amatil Ltd.	25	161
Coca-Cola West Holdings Co. Ltd.	2	48
Colruyt SA	1	164
Danisco A/S	2	89
Delhaize Group	5	287
Diageo Plc	116	1,636
FamilyMart Co. Ltd.	3	117
Foster’s Group Ltd.	86	333
Golden Agri-Resources Ltd.	231	38
Goodman Fielder Ltd.	61	57
Groupe Danone	20	1,211
Heineken Holding NV (e)	5	138
Heineken NV	11	350
Henkel AG & Co. KGaA	6	151
Imperial Tobacco Group Plc	47	1,245
Ito En Ltd. (e)	3	41
J Sainsbury Plc	50	238
Japan Tobacco Inc.	-	672
Jeronimo Martins SGPS SA	11	62
Kao Corp.	24	729
Kerry Group Plc	7	123
Kesko Oyj	3	79
Kikkoman Corp.	7	83
Kirin Holdings Co. Ltd. (e)	36	479
Koninklijke Ahold NV	55	683
Lawson Inc.	3	185
Lion Nathan Ltd.	13	78
L’Oreal SA (e)	11	980
Meiji Dairies Corp. (e)	12	65
Metcash Ltd. (e)	32	98
Metro AG	5	203

Nestle SA	175	6,925
Nippon Meat Packers Inc. (e)	9	137
Nisshin Seifun Group Inc. (e)	7	98
Nissin Food Products Co. Ltd.	4	139
Olam International Ltd. (e) (t) (u)	56	45
Parmalat SpA	72	121
Pernod-Ricard SA (e)	8	570
Reckitt Benckiser Group PLC	28	1,037
SABMiller Plc	42	706
Sapporo Holdings Ltd.	10	63
Seven & I Holdings Co. Ltd.	37	1,281
Shiseido Co. Ltd. (e)	15	308
Swedish Match AB	11	162
Tate & Lyle Plc	22	130
Tesco Plc	360	1,874
Toyo Suisan Kaisha Ltd.	4	115
Uni-Charm Corp.	2	150
Unilever NV	75	1,808
Unilever Plc	59	1,365
UNY Co. Ltd.	8	89
Wesfarmers Ltd.	29	370
Wesfarmers Ltd.	7	82
Wilmar International Ltd.	34	67
WM Morrison Supermarkets Plc	111	451
Woolworths Ltd.	56	1,042
Yakult Honsha Co. Ltd. (e)	4	88
Yamazaki Baking Co. Ltd. (e)	6	92
		36,441
ENERGY - 8.3%
Aker Kvaerner ASA (e)	7	45
AMEC Plc	16	116
BG Group Plc	155	2,140
BKW FMB Energie AG	1	62
BP Plc	864	6,671
Cairn Energy Plc (c)	6	172
Caltex Australia Ltd.	7	34
Cie Generale de Geophysique-Veritas (c) (e)	7	110
Cosmo Oil Co. Ltd.	25	78
ENI SpA	119	2,865
Frontline Ltd. (e)	2	71
Fugro NV	3	80
Galp Energia SGPS SA	10	96
Hellenic Petroleum SA	5	39
Idemitsu Kosan Co. Ltd.	1	65
INPEX Corp.	-	311
Japan Petroleum Exploration Co. (e)	1	62
Lundin Petroleum AB (c)	9	47
Mongolia Energy Co. Ltd. (c)	157	49
Neste Oil Oyj	6	90
Nippon Mining Holdings Inc. (e)	38	165

Nippon Oil Corp.	59	299
OMV AG	8	207
Origin Energy Ltd.	40	450
Repsol YPF SA	34	721
Royal Dutch Shell Plc - Class A	164	4,299
Royal Dutch Shell Plc - Class B	125	3,178
Saipem SpA	12	206
Santos Ltd.	26	277
Saras SpA	13	46
SBM Offshore NV	6	79
SeaDrill Ltd. (e)	13	105
Showa Shell Sekiyu KK (e)	8	83
StatoilHydro ASA	59	986
Technip SA	5	152
Tenaris SA	22	231
TonenGeneral Sekiyu KK (e)	13	130
Total SA (e)	98	5,409
Tullow Oil Plc	34	327
Woodside Petroleum Ltd.	22	582
WorleyParsons Ltd.	7	68
		31,203
FINANCIALS - 21.4%
3i Group Plc (e)	18	70
77 Bank Ltd.	17	93
Acom Co. Ltd. (e)	2	89
Admiral Group Plc	8	108
Aegon NV	66	414
AEON Credit Service Co. Ltd.	4	45
AEON Mall Co. Ltd.	3	55
Aioi Insurance Co. Ltd.	19	99
Alleanza Assicurazioni SpA	20	164
Allianz SE	21	2,204
Allied Irish Banks Plc	43	102
Alpha Bank AE	17	160
AMP Ltd.	87	333
Anglo Irish Bank Corp. Plc (e)	34	8
Aozora Bank Ltd. (e)	28	26
Ascendas Real Estate Investment Trust	47	45
Assicurazioni Generali SpA	49	1,340
ASX Ltd.	8	186
Australia & New Zealand Banking Group Ltd.	94	1,012
Aviva Plc	122	693
AXA Asia Pacific Holdings Ltd.	39	136
AXA SA (e)	71	1,593
Baloise Holding AG	2	167
Banca Carige SpA (e)	29	72
Banca Monte dei Paschi di Siena SpA (e)	116	254
Banca Popolare di Milano SCRL	17	100
Banco Bilbao Vizcaya Argentaria SA (e)	163	2,021
Banco Comercial Portugues SA (e)	101	116

Banco de Sabadell SA (e)	42	289
Banco de Valencia SA	9	100
Banco Espirito Santo SA	10	94
Banco Popular Espanol SA (e)	35	300
Banco Popular SC	29	207
Banco Santander SA	351	3,390
Banco Santander SA	7	61
Bank of East Asia Ltd.	66	139
Bank of Kyoto Ltd. (e)	14	157
Bank of Yokohama Ltd.	55	324
Bankinter SA (e)	11	103
Barclays Plc (e)	374	851
Bendigo and Adelaide Bank Ltd.	12	93
BNP Paribas	38	1,639
BOC Hong Kong Holdings Ltd.	177	203
British Land Co. Plc	24	195
CapitaLand Ltd.	80	175
CapitaMall Trust (e)	54	60
Cheung Kong Holdings Ltd.	63	601
China Bank Ltd.	35	219
Chinese Estates Holdings Ltd.	34	39
Chugoku Bank Ltd. (e)	7	108
Chuo Mitsui Trust Holding Inc. (e)	47	231
City Developments Ltd. (e)	23	103
CNP Assurances SA	2	115
Commerzbank AG (e)	31	298
Commonwealth Bank of Australia	68	1,403
Corio NV	2	96
Credit Agricole SA (e)	42	469
Credit Saison Co. Ltd. (e)	8	107
Credit Suisse Group AG	49	1,373
Criteria Caixacorp SA	37	148
Daiwa Securities Group Inc.	61	366
Danske Bank A/S	21	209
DBS Group Holdings Ltd. (e)	55	324
Deutsche Bank AG (e)	25	986
Deutsche Boerse AG	9	650
Deutsche Postbank AG (e)	4	82
Dexia SA	24	110
DnB NOR ASA	34	136
EFG Eurobank Ergasias SA	14	110
EFG International AG	2	36
Erste Group Bank AG (e)	9	209
Eurazeo	1	50
Fondiaria-Sai SpA (e)	3	55
Fortis	101	133
Friends Provident Plc	103	132
Fukuoka Financial Group Inc. (e)	35	153
Gecina SA	1	44
Groupe Bruxelles Lambert SA	4	302

Gunma Bank Ltd. (e)	19	122
Hachijuni Bank Ltd. (e)	19	111
Hammerson Plc	12	97
Hang Lung Group Ltd.	37	113
Hang Lung Properties Ltd.	96	211
Hang Seng Bank Ltd.	35	467
Hannover Rueckversicherung AG	2	78
HBOS Plc	239	247
Henderson Land Development Co. Ltd.	50	187
Hiroshima Bank Ltd. (e)	24	107
Hokugin Financial Group Inc.	55	130
Hong Kong Exchanges & Clearing Ltd. (e)	47	446
Hopewell Holdings Ltd.	30	100
HSBC Holdings Plc	556	5,441
Hypo Real Estate Holding AG	7	31
Hysan Development Co. Ltd.	29	47
Icade SA	1	75
ICAP Plc (e)	24	100
IFIL - Investments SpA	13	34
ING Groep NV	91	1,001
Insurance Australia Group Ltd.	87	236
Intesa Sanpaolo SpA	354	1,285
Investec Plc (e)	18	75
Investor AB - Class B	21	313
Iyo Bank Ltd.	12	149
Jafco Co. Ltd.	1	36
Japan Prime Realty Investment Corp. (e)	-	59
Japan Real Estate Investment Corp. (e)	-	179
Japan Retail Fund Investment Corp.	-	78
Joyo Bank Ltd. (e)	32	182
Julius Baer Holding AG	10	375
Jyske Bank A/S (c) (e)	2	44
KBC Ancora	1	23
KBC Groep NV	8	229
Kerry Properties Ltd.	31	82
Klepierre (e)	4	103
Land Securities Group Plc	22	292
Legal & General Group Plc	277	310
Lend Lease Corp. Ltd.	18	91
Leopalace21 Corp.	6	64
Liberty International Plc	12	81
Link Real Estate Investment Trust	95	157
Lloyds TSB Group Plc	275	521
London Stock Exchange Group Plc	7	54
Macquarie Group Ltd. (e)	13	255
Man Group Plc (e)	78	268
Mapfre SA (e)	29	98
Marfin Investment Group SA (c)	26	105
Matsui Securities Co. Ltd. (e)	5	45
Mediobanca SpA (e)	22	226

Mediolanum SpA	12	51
Mitsubishi Estate Co. Ltd.	53	876
Mitsubishi UFJ Financial Group Inc.	501	3,152
Mitsubishi UFJ Lease & Finance Co. Ltd. (e)	2	53
Mitsui Fudosan Co. Ltd.	39	650
Mitsui Sumitomo Insurance Group Holdings Inc.	18	560
Mizuho Financial Group Inc. (e) (f)	-	1,340
Mizuho Trust & Banking Co. Ltd.	61	77
Muenchener Rueckversicherungs AG	9	1,469
National Australia Bank Ltd.	86	1,262
National Bank of Greece SA	22	417
Nationale A Portefeuille	2	80
Natixis	45	79
New World Development Ltd.	102	104
Nippon Building Fund Inc.	-	264
Nipponkoa Insurance Co. Ltd. (e)	29	226
Nishi-Nippon City Bank Ltd. (e)	35	102
Nissay Dowa General Insurance Co. Ltd.	8	50
Nomura Holdings Inc.	82	679
Nomura Real Estate Holdings Inc. (e)	3	54
Nomura Real Estate Office Fund Inc. (e)	-	72
Nordea Bank AB	94	667
NTT Urban Development Corp.	-	54
Old Mutual Plc	218	175
ORIX Corp.	4	247
Oversea-Chinese Banking Corp.	116	402
Pargesa Holding SA	1	75
Perpetual Ltd. (e)	2	42
Piraeus Bank SA	14	123
Pohjola Bank Plc	5	66
Promise Co. Ltd. (e)	2	60
Prudential plc (a)	115	698
QBE Insurance Group Ltd.	45	813
Raiffeisen International Bank Holding AG (e)	3	70
Resona Holdings Inc. (e) (f)	-	373
Royal Bank of Scotland Group Plc	793	584
RSA Insurance Group Plc	149	297
Sampo Oyj	19	361
Sapporo Hokuyo Holdings Inc. (e) (f)	-	57
SBI Holdings Inc. (e)	1	120
Schroders Plc	6	69
SCOR SE (e)	8	182
Segro Plc	20	71
Seven Bank Ltd.	-	72
Shinko Securities Co. Ltd. (e)	22	48
Shinsei Bank Ltd. (e)	72	114
Shizuoka Bank Ltd. (e)	27	314
Singapore Exchange Ltd. (e)	37	132
Sino Land Co.	79	83
Skandinaviska Enskilda Banken AB (e)	20	163

SNS Reaal	7	40
Societe Generale - Class A (e)	22	1,102
Sompo Japan Insurance Inc.	40	296
Sony Financial Holdings Inc. (e)	-	141
Standard Chartered Plc	86	1,105
Standard Life Plc (t) (v)	101	295
Sumitomo Mitsui Financial Group Inc. (e) (f)	-	1,353
Sumitomo Realty & Development Co. Ltd.	18	263
Sumitomo Trust & Banking Co. Ltd. (e)	65	384
Sun Hung Kai Properties Ltd.	64	539
Suncorp-Metway Ltd.	43	252
Suruga Bank Ltd. (e)	11	109
Svenska Handelsbanken - Class A (e)	21	344
Swedbank AB (e)	16	96
Swire Pacific Ltd.	39	270
Swiss Life Holding AG (c)	1	101
Swiss Reinsurance	15	757
T&D Holdings Inc.	9	387
Takefuji Corp. (e)	5	45
The Governor & Co. of the Bank of Ireland (e)	45	52
Tokio Marine Holdings Inc.	31	931
Tokyo Tatemono Co. Ltd. (e)	14	64
Tokyu Land Corp.	20	77
Topdanmark A/S (c)	1	86
TrygVesta AS (e)	1	83
UBS AG (c)	134	1,955
Unibail-Rodamco (e)	4	571
UniCredit SpA	521	1,325
Unione di Banche Italiane SCPA	28	404
Unipol Gruppo Finanziario SpA	27	43
United Overseas Bank Ltd.	56	506
UOL Group Ltd.	23	35
Vienna Insurance Group (e)	2	67
Westpac Banking Corp. (e)	129	1,552
Wharf Holdings Ltd.	60	166
Wheelock & Co. Ltd.	38	84
Wing Hang Bank Ltd.	9	53
Yamaguchi Financial Group Inc. (e)	9	101
Zurich Financial Services AG	7	1,424
		80,249
HEALTH CARE - 8.0%
Actelion Ltd. (c)	4	247
Alfresa Holdings Corp. (e)	1	67
Astellas Pharma Inc.	22	907
AstraZeneca Plc	67	2,742
Bayer AG	35	2,039
Celesio AG	4	100
Chugai Pharmaceutical Co. Ltd.	10	190
Cie Generale d’Optique Essilor International SA	9	443
Cochlear Ltd.	3	99

Coloplast A/S (e)	1	69
CSL Ltd.	28	657
Daiichi Sankyo Co. Ltd.	31	744
Dainippon Sumitomo Pharma Co. Ltd. (e)	8	75
Eisai Co. Ltd. (e)	11	467
Elan Corp. Plc (c)	22	127
Fresenius Medical Care AG & Co. KGaA	9	398
Fresenius SE	1	71
Getinge AB - Class B (e)	8	96
GlaxoSmithKline Plc	241	4,488
Grifols SA	5	95
Hisamitsu Pharmaceutical Co. Inc. (e)	3	114
kyowa Hakko Kirin Co. Ltd.	12	123
Lonza Group AG	2	198
Mediceo Paltac Holdings Co. Ltd. (e)	7	78
Merck KGaA	3	267
Mitsubishi Tanabe Pharma Corp. (e)	10	151
Nobel Biocare Holding AG	5	113
Novartis AG	109	5,442
Novo-Nordisk A/S - Class B	21	1,061
Olympus Corp. (e)	11	220
ONO Pharmaceutical Co. Ltd.	4	224
Orion Oyj	4	76
Parkway Holdings Ltd.	32	28
Sanofi-Aventis SA	49	3,105
Santen Pharmaceutical Co. Ltd.	3	103
Shionogi & Co. Ltd.	14	362
Shire Ltd. (e)	26	377
Smith & Nephew Plc	42	267
Sonic Healthcare Ltd.	17	177
Sonova Holding AG	2	134
Straumann Holding AG	-	57
Suzuken Co. Ltd. (e)	3	88
Synthes Inc.	3	336
Taisho Pharmaceutical Co. Ltd. (e)	6	128
Takeda Pharmaceutical Co. Ltd.	37	1,944
Terumo Corp.	8	365
Tsumura & Co. (e)	3	111
UCB SA	5	159
William Demant Holding AS (c)	1	47
		29,976
INDUSTRIALS - 10.9%
A P Moller - Maersk A/S (e)	-	274
A P Moller - Maersk A/S (e)	-	131
ABB Ltd. (c)	101	1,539
Abertis Infraestructuras SA (e)	12	215
ACS Actividades de Construccion y Servicios SA (e)	9	404
Adecco SA	5	187
Aeroports de Paris	2	102
Air France-KLM	6	82

Alfa Laval AB (e)	18	157
All Nippon Airways Co. Ltd. (e)	31	122
Alstom SA	10	573
Amada Co. Ltd.	17	83
Asahi Glass Co. Ltd.	47	268
Assa Abloy AB (e)	15	169
Atlantia SpA	12	228
Atlas Copco AB - Class A (e)	30	262
Atlas Copco AB - Class B	18	142
Auckland International Airport Ltd.	43	41
BAE Systems Plc	162	882
Balfour Beatty Plc	21	103
Bouygues (e)	11	468
Brambles Ltd.	62	324
Brisa-Auto Estradas de Portugal SA (e)	13	100
British Airways Plc (e)	27	71
Bunzl Plc (e)	14	120
Bureau Veritas SA	2	67
Capita Group Plc	28	294
Cathay Pacific Airways Ltd.	49	55
Central Japan Railway Co.	-	616
Cie de Saint-Gobain (e)	13	632
Cintra Concesiones de Infraestructuras de Transporte SA (e)	10	79
Cobham Plc	53	158
ComfortDelgro Corp. Ltd. (e)	84	85
Cosco Corp. Singapore Ltd. (e)	36	24
CSR Ltd.	54	67
Dai Nippon Printing Co. Ltd.	28	310
Daikin Industries Ltd. (e)	12	310
Deutsche Lufthansa AG (e)	11	173
Deutsche Post AG	38	647
DSV A/S (e)	8	88
East Japan Railway Co. (f)	-	1,256
Eiffage SA (e)	2	82
European Aeronautic Defence & Space Co. NV (e)	15	252
Experian Plc	46	293
Fanuc Ltd.	9	631
Finmeccanica SpA	19	295
Firstgroup Plc	22	139
FLSmidth & Co. A/S	2	87
Fomento de Construcciones y Contratas SA	2	73
Fraport AG Frankfurt Airport Services Worldwide	2	68
Fraser and Neave Ltd.	42	86
Fuji Electric Holdings Co. Ltd. (e)	27	41
Furukawa Electric Co. Ltd. (e)	30	146
G4S Plc	58	173
Gamesa Corp. Tecnologica SA (e)	9	160
GEA Group AG	6	113
Geberit AG	2	197
Grupo Ferrovial SA (e)	3	82

Hamburger Hafen und Logistik AG	1	32
Hankyu Hanshin Holdings Inc.	56	325
Hays Plc	63	63
Hino Motors Ltd. (e)	13	27
Hitachi Construction Machinery Co. Ltd. (e)	5	60
Hochtief AG	2	103
Hong Kong Aircraft Engineering Co. Ltd.	3	26
Hutchison Whampoa Ltd.	99	500
Iberia Lineas Aereas de Espana	21	58
IHI Corp.	61	78
IMI Plc	15	60
Invensys Plc (c)	37	92
ITOCHU Corp.	67	338
Japan Airlines Corp. (e)	41	97
Japan Steel Works Ltd. (e)	17	238
JGC Corp.	11	165
JS Group Corp.	12	184
JTEKT Corp. (e)	9	73
Kajima Corp. (e)	36	127
Kamigumi Co. Ltd. (e)	11	98
Kawasaki Heavy Industries Ltd. (e)	66	133
Kawasaki Kisen Kaisha Ltd.	27	127
Keihin Electric Express Railway Co. Ltd.	20	177
Keio Corp.	25	150
Keisei Electric Railway Co. Ltd. (e)	12	75
Keppel Corp. Ltd. (e)	58	176
Kinden Corp.	5	45
Kintetsu Corp. (e)	72	331
Komatsu Ltd. (e)	42	529
Kone Oyj	7	166
Koninklijke Boskalis Westminster NV	3	63
Koninklijke Philips Electronics NV	46	917
Kubota Corp.	51	369
Kuehne & Nagel International AG	2	161
Kurita Water Industries Ltd. (e)	5	143
Legrand SA (e)	4	76
Leighton Holdings Ltd. (e)	6	125
Man AG	5	259
Marubeni Corp.	73	279
Meggitt Plc	29	68
Metso Oyj	6	72
Minebea Co. Ltd. (e)	18	62
Mitsubishi Corp.	62	884
Mitsubishi Electric Corp.	89	558
Mitsubishi Heavy Industries Ltd. (e)	148	661
Mitsubishi Logistics Corp.	5	63
Mitsui & Co. Ltd.	80	822
Mitsui Engineering & Shipbuilding Co. Ltd. (e)	35	59
Mitsui OSK Lines Ltd.	53	328
MTR Corp.	65	150

National Express Group Plc	6	44
Neptune Orient Lines Ltd.	18	14
NGK Insulators Ltd. (e)	12	136
Nippon Express Co. Ltd.	38	160
Nippon Sheet Glass Co. Ltd. (e)	25	83
Nippon Yusen KK (e)	52	321
Noble Group Ltd. (e)	60	43
NSK Ltd. (e)	21	79
NTN Corp. (e)	18	54
NWS Holdings Ltd.	33	49
Obayashi Corp.	29	173
OC Oerlikon Corp. AG (c)	-	21
Odakyu Electric Railway Co. Ltd. (e)	28	247
Orient Overseas International Ltd.	10	22
Orkla ASA	36	241
Pacific Basin Shipping Ltd. (e)	83	38
Panasonic Electric Works Co. Ltd.	18	161
Prysmian SPA	5	73
Qantas Airways Ltd.	44	81
Q-Cells AG (c)	3	102
Randstad Holdings NV	5	97
Renewable Energy Corp. AS (c) (e)	7	63
Rolls-Royce Group Plc	83	405
Ryanair Holdings Plc	2	8
Sacyr Vallehermoso SA (e)	3	23
Safran SA (e)	8	111
Sandvik AB	47	303
Scania AB	16	159
Schneider Electric SA (virt-x)	10	764
Secom Co. Ltd.	9	485
Securitas AB - Class B (e)	13	107
SembCorp Industries Ltd.	41	67
SembCorp Marine Ltd. (e)	41	49
Serco Group Plc	23	149
SGS SA	-	228
Shimizu Corp. (e)	27	159
Siemens AG	40	2,991
Singapore Airlines Ltd.	24	191
Singapore Technologies Engineering Ltd.	59	98
Skanska AB (e)	17	177
SKF AB - Class B	17	169
SMC Corp.	3	268
Smiths Group Plc	18	226
Societe BIC SA (e)	1	69
Societe Des Autoroutes Paris-Rhin-Rhone	1	81
Sojitz Corp.	57	95
Solarworld AG	4	87
Stagecoach Group Plc	21	44
Strabag SE (e)	2	56
Suez Environnement SA (e)	12	205

Sulzer AG	1	80
Sumitomo Corp.	51	453
Sumitomo Electric Industries Ltd.	34	262
Sumitomo Heavy Industries Ltd.	27	108
Taisei Corp.	44	121
Thales SA	4	178
THK Co. Ltd.	6	61
TNT NV	18	342
Tobu Railway Co. Ltd. (e)	39	233
Tokyu Corp.	51	257
Toll Holdings Ltd.	29	127
Tomkins Plc	41	74
Toppan Printing Co. Ltd.	23	178
TOTO Ltd. (e)	13	82
Toyota Tsusho Corp. (e)	10	106
Ushio Inc. (e)	5	72
Vallourec	3	284
Vestas Wind Systems A/S (c)	8	484
Vinci SA (e)	19	815
Wartsila Oyj (e)	4	118
Wendel Investissement	1	60
West Japan Railway Co.	-	360
Wienerberger AG (e)	4	65
Wolseley Plc (e)	30	167
Yamato Holdings Co. Ltd.	18	233
Zardoya Otis SA (e)	6	108
Zodiac SA	2	62
		41,164
INFORMATION TECHNOLOGY - 5.0%
Advantest Corp.	7	116
Alcatel-Lucent (c)	110	238
Alps Electric Co. Ltd. (e)	9	43
ASM Pacific Technology Ltd.	12	38
ASML Holding NV	20	356
Atos Origin SA	3	80
Brother Industries Ltd. (e)	10	57
Canon Inc.	49	1,549
Cap Gemini SA	7	254
Citizen Holdings Co. Ltd. (e)	14	49
Computershare Ltd. (e)	23	127
Dassault Systemes SA (e)	3	136
Elpida Memory Inc. (e)	4	24
Foxconn International Holdings Ltd. (c)	94	32
FUJIFILM Holdings Corp.	22	493
Fujitsu Ltd.	86	418
Hirose Electric Co. Ltd. (e)	2	152
Hitachi High-Technologies Corp. (e)	3	43
Hitachi Ltd.	155	602
Hoya Corp.	19	337
Ibiden Co. Ltd. (e)	6	120

Indra Sistemas SA (e)	4	93
Infineon Technologies AG	34	46
Itochu Techno-Science Corp.	1	29
Keyence Corp. (e)	2	354
Kingboard Chemical Holdings Ltd.	30	54
Konami Corp.	5	117
Konica Minolta Holdings Inc.	22	171
Kyocera Corp.	8	543
Logica Plc (e)	56	56
Logitech International SA	8	122
Mabuchi Motor Co. Ltd.	1	54
Mitsumi Electric Co. Ltd.	4	68
Murata Manufacturing Co. Ltd.	10	384
NEC Corp.	91	308
NEC Electronics Corp.	1	8
Neopost SA (e)	1	134
Nidec Corp.	5	192
Nintendo Co. Ltd.	5	1,720
Nippon Electric Glass Co. Ltd.	17	90
Nokia Oyj	174	2,728
Nomura Research Institute Ltd. (e)	5	97
NTT Data Corp.	-	230
Obic Co. Ltd. (e)	-	49
Omron Corp.	10	133
Oracle Corp. Japan (e)	2	82
Otsuka Corp. (e)	1	27
Ricoh Co. Ltd.	31	397
Rohm Co. Ltd. (e)	5	227
Sage Group Plc	59	146
SAP AG	40	1,451
Seiko Epson Corp.	6	95
Shimadzu Corp. (e)	10	63
Shinko Electric Industries Co. Ltd. (e)	3	20
Square Enix Co. Ltd.	3	84
STMicroelectronics NV	33	219
Sumco Corp.	5	66
TDK Corp.	6	207
Telefonaktiebolaget LM Ericsson - Class B (e)	136	1,062
Tokyo Electron Ltd.	8	264
Toshiba Corp. (e)	142	584
Trend Micro Inc. (e)	5	176
United Internet AG (e)	7	63
Yahoo! Japan Corp.	1	285
Yaskawa Electric Corp.	11	44
Yokogawa Electric Corp.	10	65
		18,671
MATERIALS - 7.6%
Acerinox SA (e)	6	97
Air Liquide	11	1,042
Akzo Nobel NV	12	497

Alumina Ltd.	69	70
Amcor Ltd.	36	147
Anglo American Plc	61	1,413
Antofagasta Plc	17	107
ArcelorMittal (e)	40	969
Asahi Kasei Corp.	55	243
BASF SE	43	1,685
BHP Billiton Ltd.	153	3,261
BHP Billiton Plc	101	1,960
BlueScope Steel Ltd.	34	85
Boral Ltd. (e)	29	95
Cimpor Cimentos de Portugal SA (e)	11	52
CRH Plc	24	614
Daicel Chemical Industries Ltd. (e)	13	62
Daido Steel Co. Ltd. (e)	15	46
Denki Kagaku Kogyo K K (e)	18	44
DIC Corp.	31	65
Dowa Mining Co. Ltd.	13	48
Eramet (e)	-	47
Eurasian Natural Resources Corp.	15	71
Fletcher Building Ltd.	23	77
Fortescue Metals Group Ltd. (e)	58	79
Givaudan SA	-	229
HeidelbergCement AG	1	47
Hitachi Chemical Co. Ltd.	5	49
Hitachi Metals Ltd.	7	33
Holcim Ltd.	10	551
Holmen AB	3	69
Imerys SA	2	69
Incitec Pivot Ltd.	81	143
Italcementi SpA (e)	3	42
James Hardie Industries NV	23	75
JFE Holdings Inc.	24	627
Johnson Matthey Plc	11	171
JSR Corp. (e)	8	95
K+S AG	7	396
Kaneka Corp.	13	83
Kansai Paint Co. Ltd. (e)	10	51
Kazakhmys Plc	9	31
Kobe Steel Ltd.	125	230
Koninklijke DSM NV	7	168
Kuraray Co. Ltd.	17	129
Lafarge SA	6	388
Linde AG	6	508
Lonmin Plc (e)	7	95
Maruichi Steel Tube Ltd.	1	39
Mitsubishi Chemical Holdings Corp.	59	263
Mitsubishi Gas Chemical Co. Inc. (e)	19	78
Mitsubishi Materials Corp. (e)	49	124
Mitsubishi Rayon Co. Ltd. (e)	25	76

Mitsui Chemicals Inc. (e)	28	104
Mitsui Mining & Smelting Co. Ltd. (e)	25	53
Newcrest Mining Ltd.	21	501
Nippon Paper Group Inc. (e) (f)	-	176
Nippon Steel Corp.	230	756
Nissan Chemical Industries Ltd. (e)	7	68
Nisshin Steel Co. Ltd. (e)	37	76
Nitto Denko Corp.	8	145
Norsk Hydro ASA	34	137
Novozymes A/S	2	162
Nufarm Ltd.	6	41
OJI Paper Co. Ltd. (e)	38	223
OneSteel Ltd.	36	62
Orica Ltd.	16	158
OSAKA Titanium Technologies Co. Ltd. (e)	1	25
Outokumpu Oyj	6	66
OZ Minerals Ltd. (f)	134	55
Rautaruukki Oyj	4	71
Rexam Plc	28	145
Rio Tinto Ltd. (e)	13	345
Rio Tinto Plc	46	1,019
Salzgitter AG	2	147
Shin-Etsu Chemical Co. Ltd.	19	872
Showa Denko KK	50	72
Sims Group Ltd.	7	88
Solvay SA	3	199
SSAB Svenskt Stal AB - Class A (e)	9	76
SSAB Svenskt Stal AB - Class B	4	34
Stora Enso Oyj - Class R	26	209
Sumitomo Chemical Co. Ltd. (e)	74	254
Sumitomo Metal Industries Ltd.	178	440
Sumitomo Metal Mining Co. Ltd. (e)	26	278
Svenska Cellulosa AB	27	232
Syngenta AG	4	871
Taiheiyo Cement Corp.	40	77
Taiyo Nippon Sanso Corp. (e)	14	108
Teijin Ltd.	41	116
ThyssenKrupp AG (e)	16	442
Titan Cement Co. SA	2	47
Tokuyama Corp.	10	85
Tokyo Steel Manufacturing Co. Ltd.	5	57
Toray Industries Inc. (e)	61	310
Tosoh Corp. (e)	21	52
Toyo Seikan Kaisha Ltd.	7	123
Ube Industries Ltd.	46	129
Umicore	6	112
UPM-Kymmene Oyj	23	299
Vedanta Resources Plc	7	58
Voestalpine AG	5	116
Wacker Chemie AG (e)	1	72

Xstrata Plc	30	276
Yamato Kogyo Co. Ltd.	2	51
Yara International ASA (e)	9	196
		28,621
TELECOMMUNICATION SERVICES - 6.6%
Belgacom SA	8	289
BT Group Plc	360	724
Cable & Wireless Plc	118	268
Deutsche Telekom AG	130	1,962
Elisa Oyj (e)	7	116
France Telecom SA	85	2,356
Hellenic Telecommunications Organization SA	13	212
Hutchison Telecommunications International Ltd. (e)	66	19
Iliad SA	1	57
KDDI Corp.	-	957
Koninklijke KPN N.V.	83	1,203
Millicom International Cellular SA (c)	3	150
Mobistar SA	2	110
Nippon Telegraph & Telephone Corp. (f)	-	1,301
NTT DoCoMo Inc.	1	1,417
PCCW Ltd.	203	97
Portugal Telecom SGPS SA	27	234
Singapore Telecommunications Ltd.	371	660
SoftBank Corp. (e)	35	636
Swisscom AG	1	363
Tele2 AB	14	127
Telecom Corp. of New Zealand Ltd.	84	113
Telecom Italia SpA	454	746
Telefonica SA	193	4,367
Telekom Austria AG	16	238
Telenor ASA	38	253
TeliaSonera AB (e)	100	505
Telstra Corp. Ltd.	201	538
Vodafone Group Plc	2,434	4,984
		25,002
UTILITIES - 7.3%
Acciona SA	1	167
AEM SpA	54	97
AGL Energy Ltd.	20	213
British Energy Group Plc	46	518
Centrica Plc	237	912
Cheung Kong Infrastructure Holdings Ltd.	22	83
Chubu Electric Power Co. Inc.	30	926
Chugoku Electric Power Co. Inc. (e)	12	326
CLP Holdings Ltd.	95	649
Contact Energy Ltd.	13	55
Drax Group Plc	16	129
E.ON AG	87	3,415
EDP Renovaveis SA (c) (e)	11	78
Electric Power Development Co. Ltd.	6	233

Electricite de France SA (e)	9	539
Enagas SA	8	185
Enel SpA	199	1,280
Energias de Portugal SA	85	321
Fortum Oyj	20	436
Gas Natural SDG SA (e)	5	142
GDF Suez (e)	51	2,511
Hokkaido Electric Power Co. Inc.	9	217
Hokuriku Electric Power Co.	8	218
Hong Kong & China Gas Co. Ltd. (e)	179	272
Hongkong Electric Holdings Ltd.	65	366
Iberdrola Renovables SA (c)	41	177
Iberdrola SA (e)	160	1,495
International Power Plc	71	248
Kansai Electric Power Co. Inc.	35	1,002
Kyushu Electric Power Co. Inc.	18	467
National Grid Plc	112	1,105
Osaka Gas Co. Ltd.	87	402
Public Power Corp.	5	81
Red Electrica de Espana SA	5	251
RWE AG	20	1,810
Scottish & Southern Energy Plc	40	710
Severn Trent Plc (e)	11	187
Shikoku Electric Power Co. Inc.	8	273
Snam Rete Gas SpA	34	192
Terna Rete Elettrica Nazionale SpA (e)	52	172
Toho Gas Co. Ltd. (e)	23	152
Tohoku Electric Power Co. Inc. (e)	19	525
Tokyo Electric Power Co. Inc.	56	1,859
Tokyo Gas Co. Ltd.	106	537
Union Fenosa SA (e)	17	416
United Utilities Group Plc (e)	32	292
Veolia Environnement (e)	17	552
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	4	164
		27,357

Total Common Stocks (cost $491,570)		354,380

PREFERRED STOCKS - 2.3%
CONSUMER DISCRETIONARY - 0.2%
Bayerische Motoren Werke AG - PFD (e)	2	41
Berkeley Group Holdings Plc (e)	4	49
Porsche Automobil Holding SE	4	313
Volkswagen AG	5	245
		648
CONSUMER STAPLES - 0.1%
Henkel AG & Co. KGaA (e)	8	243
Lindt & Spruengli AG (e)	-	79
		322
FINANCIALS - 0.4%

CFS Retail Property Trust (e)	84	110
Dexus Property Group	135	77
Goodman Group (e)	149	77
GPT Group	196	128
Intesa Sanpaolo SpA	38	98
Macquarie Office Trust (e)	93	16
Mirvac Group	67	60
Stockland Corp. Ltd.	69	198
Unipol Gruppo Finanziario SpA	42	46
Westfield Group	81	732
		1,542
HEALTH CARE - 1.4%
Fresenius SE	4	206
Roche Holding AG	32	4,969
		5,175
INDUSTRIALS - 0.1%
Asciano Group	26	27
Macquarie Airports	32	53
Macquarie Infrastructure Group (e)	117	140
Schindler Holding AG	2	104
Transurban Group	57	217
		541
MATERIALS - 0.0%
Italcementi SpA	4	31

TELECOMMUNICATION SERVICES - 0.1%
Telecom Italia SpA	277	316

UTILITIES - 0.0%
RWE AG	2	139

Total Preferred Stocks (cost $11,195)		8,714

RIGHTS - 0.0%
DBS Group (c) (f)	28	57
Dowa Mining Co. Ltd. (c) (f)	10	-
HBOS Plc (c) (f)	330	-
Lloyds TSB Group Plc (c) (f)	120	-
Standard Chartered Plc (c) (f)	21	112

Total Rights (cost $0)		169

WARRANTS - 0.0%
Fortis (c) (f)	101	-

Total Warrants (cost $0)		-

SHORT TERM INVESTMENTS - 17.0%
Mutual Funds - 2.7%
JNL Money Market Fund, 1.07% (a) (h)	10,184	10,184

Securities Lending Collateral - 13.8%
Mellon GSL DBT II Collateral Fund, 1.67% (a) (h)	53,329	51,649
Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	1,711	-
		51,649
U.S. Treasury Securities - 0.5%
U.S. Treasury Bill, 0.26%, 06/18/09 (o)	1,955	1,954

Total Short Term Investments (cost $67,179)		63,787

Total Investments - 113.6% (cost $569,944)		427,050
Other Assets and Liabilities, Net - (13.6%)		-51,426
Total Net Assets - 100%		$ 375,624

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
COMMON STOCKS - 96.4%
CONSUMER DISCRETIONARY - 9.2%
Amazon.com Inc. (c)	3	$ 149
AutoZone Inc. (c)	1	98
Big Lots Inc. (c)	2	31
Comcast Corp. - Class A	33	556
Family Dollar Stores Inc.	4	115
Ford Motor Co. (c)	16	36
Fortune Brands Inc.	1	29
GameStop Corp. - Class A (c)	9	189
Gannett Co. Inc.	26	205
Gap Inc.	24	317
General Motors Corp.	3	11
Genuine Parts Co.	3	131
H&R Block Inc.	2	45
Harman International Industries Inc.	1	8
Interpublic Group of Cos. Inc. (c)	2	9
Leggett & Platt Inc.	13	201
McDonald’s Corp.	11	705
Nike Inc. - Class B	5	275
Omnicom Group Inc.	10	264
Polo Ralph Lauren Corp.	2	82
RadioShack Corp.	15	175
Snap-On Inc.	6	221
Tiffany & Co.	1	26
Time Warner Inc.	5	54
TJX Cos. Inc.	12	249
VF Corp.	3	147
Walt Disney Co.	5	113
Wyndham Worldwide Corp.	11	74
Yum! Brands Inc.	3	107
		4,622
CONSUMER STAPLES - 11.7%
Altria Group Inc.	13	189
Avon Products Inc.	11	270

Campbell Soup Co.	2	59
Coca-Cola Co.	14	614
Colgate-Palmolive Co.	7	476
CVS Caremark Corp.	5	130
General Mills Inc.	2	134
HJ Heinz Co.	8	292
Kimberly-Clark Corp.	2	95
Kraft Foods Inc. - Class A	4	102
Lorillard Inc.	1	55
McCormick & Co. Inc.	1	32
PepsiCo Inc.	5	267
Philip Morris International Inc.	13	546
Procter & Gamble Co.	16	1,004
Reynolds American Inc.	1	41
Safeway Inc.	7	166
Sara Lee Corp.	8	81
SYSCO Corp.	8	175
UST Inc.	1	45
Wal-Mart Stores Inc.	18	1,003
		5,776
ENERGY - 13.4%
Apache Corp.	2	142
Chevron Corp.	16	1,153
ConocoPhillips	14	703
EOG Resources Inc.	2	113
Exxon Mobil Corp.	34	2,731
Marathon Oil Corp.	1	22
Massey Energy Co.	9	122
Murphy Oil Corp.	6	280
Noble Corp.	3	62
Occidental Petroleum Corp.	10	594
Peabody Energy Corp.	12	273
Schlumberger Ltd.	2	76
Southwestern Energy Co. (c)	11	313
Spectra Energy Corp.	3	42
		6,626
FINANCIALS - 13.1%
AFLAC Inc.	2	78
Allstate Corp.	3	108
American Capital Ltd.	11	35
American Express Co.	15	281
American International Group Inc.	17	27
Ameriprise Financial Inc.	9	210
AON Corp.	7	333
Apartment Investment & Management Co.	1	6
Assurant Inc.	3	93
AvalonBay Communities Inc.	1	30
Bank of America Corp.	30	424
Boston Properties Inc.	1	44
CB Richard Ellis Group Inc. - Class A (c)	1	4

Charles Schwab Corp.	19	312
CIT Group Inc.	2	7
Citigroup Inc.	34	226
Developers Diversified Realty Corp.	1	4
Discover Financial Services	2	20
Equity Residential	2	48
Fifth Third Bancorp	8	63
Genworth Financial Inc. - Class A	32	91
Goldman Sachs Group Inc.	1	62
Hartford Financial Services Group Inc.	4	67
HCP Inc.	2	42
Host Hotels & Resorts Inc.	3	25
Hudson City Bancorp Inc.	18	292
Huntington Bancshares Inc.	2	16
IntercontinentalExchange Inc. (c)	1	45
JPMorgan Chase & Co.	21	670
Kimco Realty Corp.	1	20
Loews Corp.	11	304
Marsh & McLennan Cos. Inc.	5	124
Marshall & Ilsley Corp.	2	26
MBIA Inc.	1	4
Merrill Lynch & Co. Inc.	9	108
Moody’s Corp.	4	74
Morgan Stanley	10	158
National City Corp.	13	23
Northern Trust Corp.	7	352
NYSE Euronext	10	278
Plum Creek Timber Co. Inc.	1	38
PNC Financial Services Group Inc.	2	108
ProLogis	1	17
Public Storage Inc.	1	64
Simon Property Group Inc.	1	74
SLM Corp. (c)	3	26
State Street Corp.	6	220
SunTrust Banks Inc.	1	44
U.S. Bancorp	1	33
Vornado Realty Trust	1	54
Wachovia Corp.	14	79
Wells Fargo & Co.	19	569
		6,460

HEALTH CARE - 14.8%
Abbott Laboratories	13	677
AmerisourceBergen Corp.	2	82
Amgen Inc. (c)	6	374
Baxter International Inc.	8	453
Becton Dickinson & Co.	5	342
Biogen Idec Inc. (c)	2	86
Bristol-Myers Squibb Co.	23	537
Celgene Corp. (c)	3	149

Covidien Ltd.	3	120
Eli Lilly & Co.	14	548
Genzyme Corp. (c)	1	95
Gilead Sciences Inc. (c)	6	281
Humana Inc. (c)	3	112
Johnson & Johnson	13	799
McKesson Corp.	2	89
Medco Health Solutions Inc. (c)	7	277
Medtronic Inc.	13	419
Merck & Co. Inc.	13	395
Mylan Inc. (c)	2	17
Pfizer Inc.	55	972
St. Jude Medical Inc. (c)	6	198
Tenet Healthcare Corp. (c)	2	3
Varian Medical Systems Inc. (c)	-	14
Wyeth	7	277
		7,316
INDUSTRIALS - 11.4%
3M Co.	2	86
Avery Dennison Corp.	1	20
Burlington Northern Santa Fe Corp.	2	129
CH Robinson Worldwide Inc.	1	55
Cintas Corp.	1	16
Cooper Industries Ltd. - Class A	1	18
CSX Corp.	3	81
Dover Corp.	7	230
Emerson Electric Co.	4	128
Equifax Inc.	1	16
Expeditors International Washington Inc.	1	37
FedEx Corp.	2	119
Flowserve Corp.	6	288
Fluor Corp.	6	278
General Dynamics Corp.	7	383
General Electric Co.	50	806
Goodrich Corp.	8	278
Honeywell International Inc.	12	404
Ingersoll-Rand Co. Ltd. - Class A	2	33
L-3 Communications Holdings Inc.	1	59
Manitowoc Co. Inc.	1	8
Norfolk Southern Corp.	2	113
Northrop Grumman Corp.	7	315
Pitney Bowes Inc.	1	33
Raytheon Co.	7	357
Republic Services Inc. - Class A	2	46
RR Donnelley & Sons Co.	1	16
Ryder System Inc.	-	8
Southwest Airlines Co.	5	44
Tyco International Ltd.	11	234
Union Pacific Corp.	3	151
United Parcel Service Inc. - Class B	6	341

United Technologies Corp.	8	434
Waste Management Inc.	3	99
		5,663
INFORMATION TECHNOLOGY - 14.6%
Adobe Systems Inc. (c)	8	164
Analog Devices Inc.	14	262
Apple Inc. (c)	4	323
Automatic Data Processing Inc.	5	204
BMC Software Inc. (c)	4	101
CA Inc.	14	259
Cisco Systems Inc. (c)	43	699
Corning Inc.	1	6
Google Inc. - Class A (c)	1	200
Hewlett-Packard Co.	22	793
Intel Corp.	47	689
International Business Machines Corp.	11	943
JDS Uniphase Corp. (c)	6	23
Juniper Networks Inc. (c)	8	147
LSI Corp. (c)	17	55
MasterCard Inc.	2	300
MEMC Electronic Materials Inc. (c)	1	18
Microchip Technology Inc.	2	41
Microsoft Corp.	58	1,126
Novell Inc. (c)	25	96
Oracle Corp. (c)	15	265
QUALCOMM Inc.	3	122
Texas Instruments Inc.	-	6
VeriSign Inc. (c)	4	76
Xerox Corp.	5	43
Xilinx Inc.	14	248
		7,209
MATERIALS - 2.4%
Air Products & Chemicals Inc.	3	146
AK Steel Holding Corp.	6	53
Alcoa Inc.	5	57
Allegheny Technologies Inc.	1	14
Ball Corp.	1	29
Eastman Chemical Co.	3	108
Freeport-McMoRan Copper & Gold Inc.	2	51
Monsanto Co.	7	471
Newmont Mining Corp.	3	108
Nucor Corp.	2	79
Rohm & Haas Co.	1	40
United States Steel Corp.	1	24
		1,180
TELECOMMUNICATION SERVICES - 3.2%
AT&T Inc.	30	862
CenturyTel Inc.	3	87
Embarq Corp.	1	32
Frontier Communications Corp.	2	14

	Qwest Communications International Inc.	19	69
	Verizon Communications Inc.	11	365
	Windstream Corp.	19	177
			1,606
	UTILITIES - 2.6%
	AES Corp. (c)	7	59
	Allegheny Energy Inc.	5	152
	Ameren Corp.	1	47
	CenterPoint Energy Inc.	1	16
	CMS Energy Corp.	1	13
	Consolidated Edison Inc.	2	58
	Constellation Energy Group Inc.	2	46
	DTE Energy Co.	1	39
	Duke Energy Corp.	4	58
	Edison International Inc.	2	64
	Entergy Corp.	1	58
	Exelon Corp.	2	89
	FirstEnergy Corp.	2	117
	FPL Group Inc.	1	35
	Pepco Holdings Inc.	7	121
	PG&E Corp.	2	82
	PPL Corp.	2	47
	Public Service Enterprise Group Inc.	2	64
	Sempra Energy	2	72
	Xcel Energy Inc.	2	42
			1,279

	Total Common Stocks (cost $62,914)		47,737

	NON-U.S. GOVERNMENT AGENCY ASSET-BACKED
SECURITIES - 0.0%	Mellon GSL Reinvestment Trust II (a) (d) (f) (u)	32	-

	Total Non-U.S. Government Agency
	Asset-Backed Securities (cost $32)		-

	SHORT TERM INVESTMENTS - 3.2%
	Mutual Funds - 2.8%
	JNL Money Market Fund, 1.07% (a) (h)	1,369	1,369

	U.S. Treasury Securities - 0.4%
	U.S. Treasury Bill, 0.26%, 06/18/09 (o)	205	204

	Total Short Term Investments (cost $1,574)		1,573

	Total Investments - 99.6% (cost $64,520)		49,310
	Other Assets and Liabilities, Net - 0.4%		191
	Total Net Assets - 100%		$ 49,501

	JNL/T. Rowe Price Mid-Cap Growth Fund
	COMMON STOCKS - 95.9%

CONSUMER DISCRETIONARY - 14.3%
Advance Auto Parts Inc.	2	$ 50
Amazon.com Inc. (c)	119	6,102
AnnTaylor Stores Corp. (c)	2	9
Apollo Group Inc. - Class A (c) (e)	2	185
Ascent Media Corp. (c) (e)	12	262
Bed Bath & Beyond Inc. (c) (e)	202	5,127
Best Buy Co. Inc. (e)	32	900
Cablevision Systems Corp. - Class A (e)	220	3,706
Carmax Inc. (c) (e)	170	1,340
Centex Corp. (e)	1	13
Central European Media Entertainment Ltd. (c) (e)	1	20
Chipotle Mexican Grill Inc. (c)	84	4,789
Choice Hotels International Inc. (e)	3	90
Clear Channel Outdoor Holdings Inc. (c) (e)	199	1,221
Coach Inc. (c)	5	104
CTC Media Inc. (c)	3	16
Ctrip.com International Ltd. - ADR	2	36
DeVry Inc.	2	103
Dick’s Sporting Goods Inc. (c)	2	23
Discovery Communications Inc. (c)	150	2,008
Discovery Communications Inc. (c)	129	1,827
DreamWorks Animation SKG Inc. (c)	2	51
Expedia Inc. (c)	361	2,971
Family Dollar Stores Inc. (e)	3	83
Gaylord Entertainment Co. (c) (e)	110	1,192
Gentex Corp. (e)	4	32
International Game Technology	5	57
ITT Educational Services Inc. (c) (e)	1	133
J Crew Group Inc. (c) (e)	107	1,305
KB Home (e)	1	18
Lamar Advertising Co. (c) (e)	219	2,749
Lennar Corp. (e)	2	15
LKQ Corp. (c) (e)	84	979
Marriott International Inc. - Class A (e)	246	4,777
Mattel Inc.	3	51
McGraw-Hill Cos. Inc.	4	102
Men’s Wearhouse Inc. (e)	1	18
New Oriental Education & Technology Group - ADR (c)	1	55
Omnicom Group Inc.	2	62
O’Reilly Automotive Inc. (c) (e)	134	4,107
Panera Bread Co. - Class A (c) (e)	23	1,207
PetSmart Inc.	242	4,461
Priceline.com Inc. (c) (e)	18	1,355
Pulte Homes Inc. (e)	2	20
Ross Stores Inc.	4	119
Royal Caribbean Cruises Ltd. (e)	1	19
Shaw Communications Inc. (e)	4	67
Sherwin-Williams Co.	1	84
Sirius XM Radio Inc. (c) (e)	1,716	206

Staples Inc. (e)	3	57
Starbucks Corp. (c)	6	52
Starwood Hotels & Resorts Worldwide Inc.	2	43
Tiffany & Co. (e)	4	90
Tim Hortons Inc. (e)	104	3,008
TJX Cos. Inc.	8	171
Toll Brothers Inc. (c)	2	45
Tractor Supply Co. (c) (e)	1	40
Urban Outfitters Inc. (c)	2	33
WABCO Holdings Inc.	156	2,460
Williams-Sonoma Inc.	4	30
WMS Industries Inc. (c) (e)	2	43
WPP Plc - ADR	2	62
Wynn Resorts Ltd. (c) (e)	69	2,924
Yum! Brands Inc. (e)	8	243
		63,527
CONSUMER STAPLES - 1.2%
Avon Products Inc.	10	233
Brown-Forman Corp. - Class B (e)	3	129
Clorox Co.	2	100
Hershey Co. (e)	2	66
JM Smucker Co.	1	56
Lorillard Inc.	2	124
McCormick & Co. Inc.	5	150
Shoppers Drug Mart Corp.	58	2,258
Whole Foods Market Inc. (e)	233	2,200
		5,316
ENERGY - 8.4%
Arch Coal Inc.	3	50
Baker Hughes Inc.	1	42
Bill Barrett Corp. (c) (e)	2	44
BJ Services Co.	308	3,599
Cabot Oil & Gas Corp. - Class A (e)	3	83
Cameron International Corp. (c)	60	1,222
CNX Gas Corp. (c) (e)	174	4,750
Complete Production Services Inc. (c)	2	16
Concho Resources Inc. (c)	5	103
Consol Energy Inc. (e)	133	3,798
Core Laboratories NV	2	108
Diamond Offshore Drilling Inc. (e)	1	77
EOG Resources Inc.	65	4,328
FMC Technologies Inc.	125	2,981
Forest Oil Corp. (c)	4	73
Foundation Coal Holdings Inc. (e)	4	52
IHS Inc. (c)	64	2,395
Mariner Energy Inc. (c) (e)	2	24
Massey Energy Co.	2	25
Murphy Oil Corp. (e)	80	3,557
Nabors Industries Ltd. (c)	6	67
Newfield Exploration Co. (c)	4	81

Peabody Energy Corp.	68	1,540
SandRidge Energy Inc. (c)	2	13
Smith International Inc.	224	5,125
Sunoco Inc. (e)	2	65
Tetra Technologies Inc. (c)	26	125
Trican Well Service Ltd.	129	832
Ultra Petroleum Corp. (c)	3	107
Williams Cos. Inc. (e)	5	65
XTO Energy Inc.	55	1,940
		37,287
FINANCIALS - 5.6%
Ameriprise Financial Inc.	87	2,032
AON Corp.	2	78
Arch Capital Group Ltd. (c)	1	91
Assurant Inc.	92	2,757
Axis Capital Holdings Ltd.	90	2,612
BlackRock Inc.	1	67
CME Group Inc.	-	42
Eaton Vance Corp.	179	3,769
Federated Investors Inc. - Class B	2	39
Franklin Resources Inc. (e)	1	51
HCC Insurance Holdings Inc.	2	62
Interactive Brokers Group Inc. (c)	116	2,081
IntercontinentalExchange Inc. (c)	39	3,174
Janus Capital Group Inc. (e)	3	22
Lazard Ltd. - Class A (e)	3	77
Moody’s Corp. (e)	4	76
MSCI Inc. (c)	36	641
Northern Trust Corp.	4	188
optionsXpress Holdings Inc.	2	32
Principal Financial Group Inc.	54	1,219
Raymond James Financial Inc. (e)	115	1,970
RenaissanceRe Holdings Ltd.	1	57
SEI Investments Co.	3	44
St. Joe Co. (c) (e)	42	1,021
SVB Financial Group (c) (e)	1	34
TD Ameritrade Holding Corp. (c)	174	2,480
		24,716
HEALTH CARE - 16.6%
Alexion Pharmaceuticals Inc. (c) (e)	59	2,128
Allergan Inc.	58	2,343
American Medical Systems Holdings Inc. (c)	3	31
Amylin Pharmaceuticals Inc. (c) (e)	110	1,197
ArthroCare Corp. (c) (e)	1	7
Becton Dickinson & Co.	1	55
Biogen Idec Inc. (c)	1	62
BioMarin Pharmaceutical Inc. (c) (e)	101	1,789
Cephalon Inc. (c) (e)	121	9,314
Charles River Laboratories International Inc. (c)	3	66
Cigna Corp.	2	25

Covance Inc. (c) (e)	1	32
Coventry Health Care Inc. (c)	2	30
CR Bard Inc.	56	4,710
DaVita Inc. (c)	1	69
DENTSPLY International Inc.	133	3,747
Edwards Lifesciences Corp. (c) (e)	90	4,956
Elan Corp. Plc - ADR (c)	305	1,832
Express Scripts Inc. (c)	4	192
Gen-Probe Inc. (c) (e)	34	1,474
Health Net Inc. (c)	91	990
Henry Schein Inc. (c) (e)	132	4,828
Hologic Inc. (e)	3	42
Human Genome Sciences Inc. (c) (e)	209	443
Humana Inc. (c)	78	2,915
Idexx Laboratories Inc. (c) (e)	3	90
Illumina Inc. (e)	135	3,517
Intuitive Surgical Inc. (c) (e)	1	102
Laboratory Corp. of America Holdings (c) (e)	1	90
Life Technologies Corp.	2	49
Lincare Holdings Inc. (c) (e)	3	70
Martek Biosciences Corp. (e)	2	48
Masimo Corp. (c) (e)	2	69
McKesson Corp.	2	58
Medarex Inc. (c) (e)	74	413
Millipore Corp. (c)	77	3,962
Myriad Genetics Inc. (c) (e)	36	2,379
OSI Pharmaceuticals Inc. (c) (e)	34	1,328
Patterson Cos. Inc. (c)	2	32
Qiagen NV (c) (e)	173	3,043
Quest Diagnostics Inc.	2	114
Resmed Inc. (c)	2	67
St. Jude Medical Inc. (c)	6	185
Techne Corp.	2	97
Theravance Inc. (c) (e)	92	1,140
Valeant Pharmaceutical International (c) (e)	162	3,710
Varian Medical Systems Inc. (c) (e)	2	63
Vertex Pharmaceuticals Inc. (c) (e)	133	4,044
Warner Chilcott Ltd. (c)	134	1,943
Waters Corp. (c) (e)	101	3,702
Zimmer Holdings Inc. (c)	1	53
		73,645
INDUSTRIALS - 18.5%
Alliant Techsystems Inc. (c) (e)	77	6,595
American Reprographics Co. (c) (e)	4	27
Ametek Inc. (e)	251	7,569
CH Robinson Worldwide Inc. (e)	4	193
Copart Inc. (c)	2	44
Corporate Executive Board Co. (e)	2	44
Cummins Inc.	2	64
Danaher Corp. (e)	65	3,680

Donaldson Co. Inc. (e)	4	125
Dun & Bradstreet Corp.	2	116
Empresa Brasileira de Aeronautica SA - ADR (e)	3	53
EnergySolutions Inc.	118	667
Equifax Inc. (e)	2	53
Expeditors International Washington Inc.	5	176
Fastenal Co. (e)	68	2,359
First Solar Inc. (c) (e)	8	1,104
Flowserve Corp.	1	52
Fluor Corp.	3	126
Foster Wheeler Ltd. (c)	3	77
General Cable Corp. (c) (e)	1	23
Goodrich Corp.	4	152
Graco Inc. (e)	2	52
GT Solar International Inc. (c)	7	21
Harsco Corp.	75	2,087
IDEX Corp.	197	4,752
II-VI Inc. (c) (e)	2	34
Iron Mountain Inc. (c) (e)	195	4,830
ITT Corp.	67	3,077
Joy Global Inc.	3	73
Landstar System Inc. (e)	4	161
Manpower Inc.	93	3,144
McDermott International Inc. (c) (e)	221	2,181
Monster Worldwide Inc. (c) (e)	4	45
MSC Industrial Direct Co. - Class A (e)	76	2,799
PACCAR Inc. (e)	2	54
Pall Corp.	1	40
Precision Castparts Corp.	2	143
Quanta Services Inc. (c) (e)	264	5,233
Republic Services Inc. - Class A	4	98
Ritchie Bros. Auctioneers Inc. (e)	8	161
Robert Half International Inc. (e)	244	5,088
Rockwell Collins Inc.	212	8,291
Roper Industries Inc.	215	9,337
SkyWest Inc.	3	56
Southwest Airlines Co.	400	3,451
Stericycle Inc. (c) (e)	2	109
Sunpower Corp. (c)	52	1,583
Terex Corp. (c)	2	29
UTi Worldwide Inc.	109	1,563
Valmont Industries Inc.	1	43
WW Grainger Inc. (e)	1	102
		81,936
INFORMATION TECHNOLOGY - 25.7%
Activision Blizzard Inc. (c)	6	50
Adobe Systems Inc. (c)	3	68
Altera Corp. (e)	311	5,195
Amdocs Ltd. (c)	219	4,006
Amphenol Corp. - Class A	2	58

Analog Devices Inc.	6	110
Ansys Inc. (c)	2	47
Autodesk Inc. (c) (e)	148	2,898
Baidu.com - ADR (c)	-	39
BMC Software Inc. (c)	3	70
Broadcom Corp. - Class A (c)	8	136
Check Point Software Technologies Ltd. (c)	3	53
Citrix Systems Inc. (c)	3	68
Cogent Inc. (c)	3	46
Cognizant Technology Solutions Corp. (c)	6	105
Cree Inc. (c) (e)	77	1,222
Cymer Inc. (c) (e)	1	24
Digital River Inc. (c)	2	40
Dolby Laboratories Inc. - Class A (c) (e)	136	4,442
DST Systems Inc. (c) (e)	131	4,975
Electronic Arts Inc. (c) (e)	5	74
F5 Networks Inc. (c)	3	66
Factset Research Systems Inc. (e)	79	3,513
Fairchild Semiconductor International Inc. (c)	3	14
Fidelity National Information Services Inc.	2	36
Fiserv Inc. (c)	132	4,804
FLIR Systems Inc. (c) (e)	306	9,379
Global Payments Inc. (e)	182	5,955
Integrated Device Technology Inc. (c)	3	20
Intersil Corp.	211	1,940
Intuit Inc. (c)	5	114
Itron Inc. (c) (e)	56	3,550
Jabil Circuit Inc.	5	33
Jack Henry & Associates Inc. (e)	27	516
JDS Uniphase Corp. (c) (e)	662	2,416
Juniper Networks Inc. (c) (e)	356	6,227
KLA-Tencor Corp.	1	26
Lam Research Corp. (c)	1	23
Linear Technology Corp. (e)	4	88
Logitech International SA (c) (e)	3	39
Marvell Technology Group Ltd. (c)	470	3,136
Maxim Integrated Products Inc.	3	34
McAfee Inc. (c) (e)	159	5,510
MEMC Electronic Materials Inc. (c) (e)	3	46
Mettler Toledo International Inc. (c)	1	40
Microchip Technology Inc. (e)	168	3,285
Micros Systems Inc. (c) (e)	138	2,252
National Instruments Corp. (e)	2	54
National Semiconductor Corp.	5	48
NetApp Inc. (c) (e)	6	89
NeuStar Inc. - Class A (c) (e)	2	42
ON Semiconductor Corp. (c) (e)	466	1,584
Paychex Inc.	5	142
Perot Systems Corp. (c) (e)	5	62
PMC - Sierra Inc. (c)	332	1,614

QLogic Corp. (c) (e)	4	56
Red Hat Inc. (c)	278	3,674
SAIC Inc. (c)	388	7,558
Salesforce.com Inc. (c) (e)	88	2,820
Seagate Technology Inc. (e)	260	1,153
Silicon Laboratories Inc. (c)	2	59
Sina Corp. (c) (e)	2	46
Symantec Corp. (c)	4	47
Synopsys Inc. (c)	2	43
Teradyne Inc. (c)	186	786
Trimble Navigation Ltd. (c)	4	95
Varian Semiconductor Equipment Associates Inc. (c) (e)	111	2,010
VeriSign Inc. (c) (e)	223	4,255
VistaPrint Ltd. (c) (e)	2	30
Western Union Co.	444	6,364
Xilinx Inc. (e)	239	4,261
Zebra Technologies Corp. (c) (e)	1	28
		113,708
MATERIALS - 1.9%
Agnico-Eagle Mines Ltd. (e)	141	7,232
Agnico-Eagle Mines Ltd. Private Placement (f) (s) (u)	12	585
Air Products & Chemicals Inc.	1	60
Albemarle Corp. (e)	2	39
Carpenter Technology Corp.	3	68
CF Industries Holdings Inc.	1	39
Cliffs Natural Resources Inc.	3	67
Ecolab Inc.	4	155
Intrepid Potash Inc. (c) (e)	6	114
Sigma-Aldrich Corp.	1	46
		8,405
TELECOMMUNICATION SERVICES - 3.5%
American Tower Corp. (c)	186	5,445
Crown Castle International Corp. (c)	195	3,432
Leap Wireless International Inc. (c) (e)	130	3,501
MetroPCS Communications Inc. (c) (e)	155	2,297
NII Holdings Inc. - Class B (c)	3	45
Rogers Communications Inc.	25	752
SBA Communications Corp. (c)	9	144
		15,616
UTILITIES - 0.2%
Dynegy Inc. (c)	371	742

Total Common Stocks (cost $568,875)		424,898

WARRANTS - 0.0%
Agnico-Eagle Mines Ltd. (c) (f) (s) (u)	6	116

Total Warrants (cost $30)		116

SHORT TERM INVESTMENTS - 33.0%

Mutual Funds - 5.8%
JNL Money Market Fund, 1.07% (a) (h)	2,829	2,829
T. Rowe Price Reserves Investment Fund, 1.54% (a) (h)	22,841	22,841
		25,670
Securities Lending Collateral - 27.2%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	124,384	120,466
Mellon GSL Reinvestment Trust II (d) (f) (u)	2,339	-
		120,466

Total Short Term Investments (cost $152,393)		146,136

Total Investments - 128.9% (cost $721,298)		571,150
Other Assets and Liabilities, Net - (28.9%)		-128,155
Total Net Assets - 100%		$ 442,995

JNL/T. Rowe Price Value Fund
COMMON STOCKS - 97.9%
CONSUMER DISCRETIONARY - 18.8%
Bayerische Motoren Werke AG	50	$ 1,535
Bed Bath & Beyond Inc. (c) (e)	232	5,903
Cablevision Systems Corp. - Class A (e)	352	5,934
Discovery Communications Inc. (c)	214	2,869
Discovery Communications Inc. (c)	154	2,181
DISH Network Corp. (c)	213	2,364
Fortune Brands Inc.	119	4,900
General Motors Corp. (e)	104	334
H&R Block Inc. (e)	266	6,053
Harley-Davidson Inc. (e)	163	2,758
Home Depot Inc.	311	7,150
International Game Technology	239	2,841
Kohl’s Corp. (c) (e)	150	5,444
Liberty Media Corp. - Capital	170	803
Liberty Media Corp. - Entertainment - Class A (c)	202	3,527
Liberty Media Corp. - Interactive (c) (e)	92	285
MGM Mirage Inc. (c) (e)	169	2,323
New York Times Co. - Class A (e)	122	894
Newell Rubbermaid Inc.	333	3,254
Sony Corp. - ADR	98	2,148
Time Warner Cable Inc. - Class A (c) (e)	151	3,245
Time Warner Inc. (e)	677	6,808
TJX Cos. Inc.	154	3,168
Viacom Inc. - Class B (c)	48	905
		77,626
CONSUMER STAPLES - 6.4%
Altria Group Inc.	125	1,875
Avon Products Inc.	105	2,526
Coca-Cola Co.	61	2,752
Coca-Cola Enterprises Inc. (e)	101	1,216
Heineken NV	6	172
Hershey Co. (e)	67	2,317

Kimberly-Clark Corp.	54	2,864
Kraft Foods Inc. - Class A	64	1,716
Philip Morris International Inc.	29	1,275
Sara Lee Corp.	422	4,132
Wal-Mart Stores Inc.	98	5,505
		26,350
ENERGY - 13.8%
Baker Hughes Inc. (e)	81	2,607
BJ Services Co. (e)	312	3,635
ConocoPhillips	31	1,627
Consol Energy Inc. (e)	59	1,698
Exxon Mobil Corp.	76	6,099
Murphy Oil Corp.	115	5,118
Repsol YPF SA	28	591
Royal Dutch Shell Plc - ADR	117	6,178
Schlumberger Ltd.	114	4,804
Spectra Energy Corp.	227	3,573
StatoilHydro ASA - ADR	17	275
StatoilHydro ASA (e)	263	4,400
Sunoco Inc. (e)	169	7,349
Total SA - ADR	163	8,986
		56,940
FINANCIALS - 16.3%
American Express Co.	94	1,738
Ameriprise Financial Inc.	201	4,688
Bank of America Corp.	370	5,205
Berkshire Hathaway Inc. - Class A (c)	-	2,995
Capital One Financial Corp. (e)	69	2,213
Citigroup Inc.	451	3,024
Fifth Third Bancorp (e)	114	938
First Horizon National Corp. (e)	451	4,767
Goldman Sachs Group Inc.	26	2,211
Hartford Financial Services Group Inc. (e)	63	1,030
JPMorgan Chase & Co.	145	4,569
KeyCorp (e)	173	1,472
Lazard Ltd. - Class A (e)	159	4,717
Marsh & McLennan Cos. Inc.	184	4,458
Merrill Lynch & Co. Inc.	120	1,399
Merrill Lynch & Co. Inc. Private Placement (f) (s) (u)	108	1,203
Morgan Stanley (e)	41	658
National City Corp.	482	872
SLM Corp. (c) (e)	176	1,566
St. Joe Co. (c) (e)	242	5,873
State Street Corp.	96	3,787
SunTrust Banks Inc.	109	3,220
Wells Fargo & Co.	59	1,736
Willis Group Holdings Ltd.	122	3,025
		67,364
HEALTH CARE - 12.2%
Amgen Inc. (c)	121	6,965

Boston Scientific Corp. (c)	240	1,856
Cardinal Health Inc. (e)	94	3,251
Cigna Corp.	155	2,608
Covidien Ltd.	158	5,719
Johnson & Johnson	115	6,857
Medtronic Inc.	144	4,512
Merck & Co. Inc.	132	4,019
Pfizer Inc.	232	4,103
Schering-Plough Corp.	111	1,882
WellPoint Inc. (c)	62	2,599
Wyeth	161	6,024
		50,395
INDUSTRIALS - 11.1%
3M Co.	92	5,294
Deere & Co.	26	1,008
General Electric Co.	603	9,760
Honeywell International Inc.	80	2,623
Illinois Tool Works Inc.	161	5,643
Raytheon Co. (e)	58	2,960
Southwest Airlines Co.	670	5,772
Tyco International Ltd.	183	3,944
Union Pacific Corp.	78	3,709
Waste Management Inc.	152	5,027
		45,740
INFORMATION TECHNOLOGY - 10.2%
Alcatel-Lucent - ADR (c) (e)	917	1,972
Alcatel-Lucent (c) (e)	228	493
Analog Devices Inc.	141	2,678
Dell Inc. (c)	421	4,306
Intel Corp.	213	3,123
International Business Machines Corp.	57	4,797
Juniper Networks Inc. (c) (e)	68	1,184
Microsoft Corp.	395	7,685
Nokia Oyj - Class A - ADR	97	1,515
Texas Instruments Inc. (e)	291	4,523
Tyco Electronics Ltd.	241	3,907
Western Union Co.	321	4,607
Yahoo! Inc. (c) (e)	92	1,124
		41,914
MATERIALS - 3.6%
Alcoa Inc. (e)	236	2,662
EI Du Pont de Nemours & Co.	166	4,187
International Paper Co. (e)	270	3,186
MeadWestvaco Corp.	226	2,526
Weyerhaeuser Co.	81	2,476
		15,037
TELECOMMUNICATION SERVICES - 1.4%
AT&T Inc.	104	2,950
Qwest Communications International Inc. (e)	276	1,005
Sprint Nextel Corp. (c)	954	1,745
		5,700
UTILITIES - 4.1%
Entergy Corp.	73	6,027
NiSource Inc.	243	2,662
NRG Energy Inc. (c) (e)	154	3,593
Pinnacle West Capital Corp. (e)	149	4,794
		17,076

Total Common Stocks (cost $597,218)		404,142

PREFERRED STOCKS - 0.3%
CONSUMER DISCRETIONARY - 0.1%
General Motors Corp., Convertible Preferred,
1.50%, 05/28/09	75	607

FINANCIALS - 0.1%
Fifth Third Bancorp	6	503

TELECOMMUNICATION SERVICES - 0.1%
Lucent Technologies Capital Trust I, 7.75%, 03/15/17	1	272

Total Preferred Stocks (cost $3,070)		1,382

CORPORATE BONDS AND NOTES - 0.3%
CONSUMER DISCRETIONARY - 0.2%
Ford Motor Co., 4.25%, 12/15/36 (u)	$ 1,082	279
Omnicom Group Inc., 18.33%, 02/07/31(j)	756	747
		1,026
MATERIALS - 0.1%
Newmont Mining Corp., 1.63%, 07/15/17	535	567

Total Corporate Bonds and Notes (cost $2,335)		1,593

SHORT TERM INVESTMENTS - 13.7%
Mutual Funds - 2.1%
JNL Money Market Fund, 1.07% (a) (h)	4,047	4,047
T. Rowe Price Reserves Investment Fund, 1.54% (a) (h)	4,672	4,672
		8,719
Securities Lending Collateral - 11.6%
Mellon GSL DBT II Collateral Fund, 1.67% (h)	49,221	47,671
Mellon GSL Reinvestment Trust II (d) (f) (u)	1,104	-
	47,671

Total Short Term Investments (cost $59,044)		56,390

Total Investments - 112.2% (cost $661,667)		463,507
Other Assets and Liabilities, Net - (12.2%)		-50,586
Total Net Assets - 100%		$ 412,921

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (dollar amounts in thousands)
December 31, 2008

(a)	Investment in affiliate.
(b)	The Fund does not invest in the Underlying Affiliated Funds for the purpose of exercising management or control. At December 31, 2008, the percentage of shares outstanding held by each Fund in the
Underlying Affiliated Fund is presented parenthetically in the Schedules of Investments. Percentages reflecting 0.0% represent amounts less than 0.05%.
(c)	Non-income producing security.
(d)	Issuer is in Chapter 11 bankruptcy and/or is in default relating to principal and/or interest.
(e)	All or portion of the security has been loaned.
(f)

Security fair valued in good faith in accordance with the procedures established by the Trust's Board of Trustees. Fair valued securities may be classified as Level 2 or Level 3 for Statement on Financial

Accounting Standards (“SFAS”) No. 157 disclosures based on the securities valuation inputs. See Schedule of SFAS No. 157 Fair Value Measurements note on page 151 and Note 2 of the Notes to the
Financial Statements.
(g)	Investment purchased on a when-issued basis. As of December 31, 2008, the total cost of investments purchased on a when-issued basis is as follows: JNL/Goldman Sachs Core Plus Bond Fund $75,261,
JNL/Goldman Sachs Short Duration Bond Fund $6,139, JNL/JPMorgan U.S. Government & Quality Bond Fund $2,658, JNL/Mellon Capital Management Capital Bond Index Fund $2,765;
JNL/PIMCO Real Return Fund $965,943, JNL/PIMCO Total Return Bond Fund $806,170, and JNL/Select Balanced Fund $40,370.
(h)	Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2008.
(i)	Variable rate security. Rate stated is in effect as of December 31, 2008.
(j)	Zero coupon security. Rate stated is the effective yield as of December 31, 2008.
(k)	Security is a "step-up" bond where the coupon may increase or step up at a future date. Rate stated is the coupon as of December 31, 2008.
(l)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(m)	Swap agreements in the following funds have been collateralized with cash: JNL/Goldman Sachs Core Plus Bond Fund $6,450, JNL/Goldman Sachs Short Duration Bond Fund $1,822, JNL/PIMCO
Real Return Fund $885, and JNL/PIMCO Total Return Fund $4,631.
(n)	All or a portion of the security or cash has been segregated as collateral for securities sold short. Total value of segregated securities at December 31, 2008 for the JNL/Credit Suisse Long/Short
Fund is $13,223.
(o)	All or a portion of the security or cash pledged as collateral for open futures contracts. As of December 31, 2008 the value of collateral is as follows: JNL/Goldman Sachs Core Plus Bond Fund $3,130,
JNL/Goldman Sachs Short Duration Bond Fund $3,340, JNL/JPMorgan International Value $842, JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund $205, JNL/Mellon
Capital Management International Index Fund $1,884, JNL/Mellon Capital Management S&P 400 MidCap Index Fund $1,274, JNL/Mellon Capital Management S&P 500 Index Fund $2,438,
JNL/Mellon Capital Management Small Cap Index Fund $944, JNL/PIMCO Real Return Fund $3,343, and JNL/PIMCO Total Return Bond Fund $7,641.

(p)	Perpetual maturity security. Interest rate is fixed until the first call date and variable thereafter.
(q)	Par amounts are listed in United States Dollars unless otherwise noted.
(r)	Foreign or U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(s)	Security is restricted as to public resale. See restricted security note.
(t)	Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to an institutional investor.
(u)	Illiquid security. At December 31, 2008, the aggregate value of illiquid securities and percentage of net assets is as follows: JNL/Capital Guardian Global Balanced Fund, $4,246 - 2.3%; JNL/Capital
Guardian Global Diversified Research Fund, $1,417 - 0.9%; JNL/Capital Guardian International Small Cap Fund, $1,234 - 2.8%; JNL/Franklin Templeton Income Fund, $18,001 - 4.2%
JNL/Franklin Templeton Mutual Shares Fund, $4,912- 1.9%, JNL/Goldman Sachs Core Plus Bond Fund, $9,303 - 1.6%; JNL/Goldman Sachs Emerging Markets Debt Fund, $692 - 2.3%
JNL/Goldman Sachs Short Duration Bond Fund, $3,078 - 1.0%; JNL/JPMorgan MidCap Growth Fund, $73 - 0.1%; JNL/JPMorgan U.S. Government & Quality Bond Fund, $7,242 - 1.1%;
JNL/Mellon Capital Management International Index Fund, $45 - 0.0%; JNL/PIMCO Total Return Bond Fund, $25,953 - 1.9%; JNL/PPM America High Yield Bond Fund, $5,842 - 3.1%;
JNL/Select Money Market Fund, $9,000 - 0.7%; JNL/T. Rowe Price Mid-Cap Growth Fund, $701 - 0.1%; and JNL/T. Rowe Price Value Fund, $1,482 - 0.4%. At December 31, 2008,
the only illiquid security held by some Funds was Mellon GSL Reinvestment Trust II. The value of this security was $0.00 at December 31, 2008 and these Funds are not listed in detail in this section.
(v)	Rule 144A or Section 4(2) liquid security, the Fund has deemed this security to be liquid based on procedures approved by the Board of Trustees. As of December 31, 2008, the value of Rule 144A
Section 4(2) liquid securities is as follows: JNL/Franklin Templeton Global Growth Fund $904; JNL/Franklin Templeton Income Fund $45,454; JNL/Goldman Sachs Core Plus Bond Fund $6,607;
JNL/Goldman Sachs Short Duration Bond Fund $1,362; JNL/Lazard Emerging Markets Fund $69; JNL/Mellon Capital Management International Index Fund $295; JNL/Mellon Capital Management
Bond Index Fund $223; JNL/PIMCO Real Return Fund $39,523; JNL/PIMCO Total Return Bond Fund $90,858; JNL/PPM America High Yield Bond Fund $12,588; JNL/Select Balanced Fund
$3,670; and JNL/Select Money Market Fund $61,981.
(w)	Contingent distributions represent the right to receive additional distributions if any, during the reorganization of the underlying company.

Currencies:
ARS - Argentine Peso	PEN - Peruvian Nuevo Sol
AUD - Australian Dollar	PHP - Philippine Peso
BRL - Brazilian Real	PLN - Polish Zloty
CAD - Canadian Dollar	RUB - Russian Ruble
CHF - Swiss Franc	SEK - Swedish Krona
CLP - Chilean Peso	SGD - Singapore Dollar
CNY - Chinese Yuan	TRY - New Turkish Lira
COP - Colombian Peso	USD - United States Dollar
DKK - Danish Krone	UYU - Uruguayan Peso
EGP - Egyptian Pound	ZAR - South African Rand
EUR - European Currency Unit (Euro)	Abbreviations:
GBP - British Pound	"-" Amount rounds to less than one thousand.	SPDR - Standard & Poor's Depository Receipt
HKD - Hong Kong Dollar	ADR - American Depository Receipt	STIBOR - Stockholm Interbank Rate
HUF - Hungarian Forint	AMBAC - AMBAC Indemnity Corp.	TBA - To Be Announced (Securities purchased on a when-issued basis)
IDR - Indonesian Rupiah	ETF - Exchange-Traded Fund	virt-x - a crossborder Recognized Investment Exchange
ILS - Israeli New Shekels	FGIC - Financial Guaranty Insurance Co.	Euro-Bobl - debt instrument issued by the Federal Republic of Germany with
INR - Indian Rupee	FSA - Financial Security Assurance Inc.	a term of 4.5 to 5.5 years
JPY - Japanese Yen	GDR - Global Depository Receipt	Euro-Bund - debt instrument issued by the Federal Republic of Germany with
KRW - Korean Won	LIBOR - London Interbank Offered Rate	a term of 8.5 to 10 years
MXN - Mexican Peso	MBIA - Municipal Bond Investors Assurance	Euro-Buxl - debt instrument issued by the Federal Republic of Germany with
MYR - Malaysian Ringgit	NYS - New York Registered Shares	a term of 24 to 35 years
NOK - Norwegian Krone	REIT - Real Estate Investment Trust	Euro-Schatz - debt instrument issued by the Federal Republic of Germany
NGN - Nigerian Naira	REMIC - Real Estate Mortgage Investment Conduit	with a term of 1.75 to 2.25 years
NZD - New Zealand Dollar

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2008

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933. The following table includes restricted securities as well as, Rule 144A securities that have not been deemed liquid, held by the Funds at December 31, 2008.

			Value End
	Acquisition		of Period	Percent of
	Date	Cost	12/31/2008	Net Assets
JNL/Capital Guardian International Small Cap Fund
Aricom Plc	12/06/2007	$ 2,807	$ 254	0.6%
Gunns Ltd.	12/07/2007	1,720	599	1.3
Hypermarcas SA	04/18/2008	133	74	0.2
Olam International Ltd.	04/03/2008	601	307	0.7
Total Restricted Securities		$ 5,261	$ 1,234	2.8%

JNL/Franklin Templeton Mutual Shares Fund
Cerberus Capital Management LP	08/06/2007	$ 888	$ 178	0.1%
Cerberus Capital Management LP	08/06/2007	888	178	0.1
Cerberus Capital Management LP	08/06/2007	444	89	-
Cerberus Capital Management LP, 12.00%, 07/31/14	08/07/2007	780	156	0.1
Cerberus Capital Management LP, 12.00%, 07/31/14	08/07/2007	780	156	0.1
Cerberus Capital Management LP, 12.00%, 07/31/14	08/07/2007	390	79	-
Harrah's Investment LP	01/16/2008	39	12	-
Pontus I, 05/27/09	01/23/2008	288	46	-
Pontus II Claim on HMH Publishing, 9.14%, 07/24/09	02/13/2008	255	32	-
Pontus II Trust, 9.14%, 06/25/09	03/03/2008	127	16	-
Pontus III (Calpine Leveraged Loan) Credit Claim, 6.14%, 07/24/09	02/26/2008	260	160	0.1
Total Restricted Securities		$ 5,139	$ 1,102	0.5%

JNL/Mellon Capital Management International Index Fund
Olam International Ltd.	06/01/2005	$ 97	$ 45	-%

JNL/T. Rowe Price Mid-Cap Growth Fund
Agnico-Eagle Mines Ltd. Private Placement	12/03/2008	$ 348	$ 585	0.1%
Agnico-Eagle Mines Ltd. Warrants	12/03/2008	30	116	-
Total Restricted Securities		$ 378	$ 701	0.1%

JNL/T. Rowe Price Value Fund
Merrill Lynch & Co. Inc. Private Placement	08/07/2008	$ 3,000	$ 1,203	0.3%

Investments in Affiliates - See Note 3 Investments in Affiliatesin the Notes to the Financial Statements for further discussion of investments in affiliates. The JNL/Mellon Capital Management International Index Fund invested in Prudential plc, the parent company of Jackson National Life Insurance Company®. The JNL/Mellon Capital Management S&P 500 Index Fund invested in Bank of New York Mellon Corp., the parent company of its subadviser. The following table includes transactions of affiliates for the period ended December 31, 2008.

	Value					Value
	Beginning			Dividend		End
	of Period		Sales	Income	Realized	of Period
Affiliate	12/31/2007	Purchases	Proceeds	Received	Gain (Loss)	12/31/2008
Bank of New York Mellon Corp.	$ 2,815	$ 335	$ 62	$ 56	$ 27	$ 1,841
Prudential plc	1,589	123	91	40	12	698

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2008

Schedule of SFAS No. 157 Fair Value Measurements - This standard establishes a definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Please see Note 2 in the Notes to the Financial Statements.

The following table summarizes the Fund's assets as of December 31, 2008 by level:

	Investments in Securities				Investments in Other Financial Instruments*
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL/Capital Guardian International Small Cap Fund	$ 10,899	$ 41,001	$ 65	$ 51,965	$ -	$ 761	$ -	$ 761
JNL/Credit Suisse Long/Short Fund	49,404	-	-	49,404	-	-	-	-
JNL/Franklin Templeton Income Fund	169,731	323,909	488	494,128	-	-	-	-
JNL/Franklin Templeton Mutual Shares Fund	163,754	89,611	1,110	254,475	-	3,559	-	3,559
JNL/Mellon Capital Management S&P 500 Index Fund	464,501	36,177	-	500,678	383	-	-	383
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	296,731	75,219	-	371,950	195	-	-	195
JNL/Mellon Capital Management Small Cap Index Fund	254,106	63,157	-	317,263	92	-	-	92
JNL/Mellon Capital Management International Index Fund	11,622	409,335	6,093	427,050	260	426	-	686
JNL/Mellon Capital Management Bond Index Fund	11,087	477,030	74	488,191	-	-	-	-
JNL/Mellon Capital Management Enhanced S&P 500
Stock Index Fund	49,105	205	-	49,310	25	-	-	25
JNL/T. Rowe Price Mid-Cap Growth Fund	449,983	120,466	701	571,150	-	-	-	-
JNL/T. Rowe Price Value Fund	405,241	57,063	1,203	463,507	-	-	-	-

The following table summarizes the Fund's liabilities as of December 31, 2008 by level:

	Investments in Securities				Investments in Other Financial Instruments*
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL/Capital Guardian International Small Cap Fund	$ -	$ -	$ -	$ -	$ -	$ (259)	$ -	$ (259)
JNL/Credit Suisse Long/Short Fund	(6,978)	-	-	(6,978)	-	-	-	-
JNL/Franklin Templeton Mutual Shares Fund	-	-	-	-	(6)	(3,435)	-	(3,441)
JNL/Mellon Capital Management International Index Fund	-	-	-	-	(23)	(182)	-	(205)

The following table is a reconciliation of level 3 investments for which significant unobservable inputs were used to determine fair value:

				Transfers In		Change In Unrealized
	Balance At	Total Realized	Net	and/or (Out) of	Balance At	Appreciation/Depreciation during
	Beginning of	and Unrealized	Purchases/	Level 3 During	End of	the Year for Level 3 Investments
	Year	Gain/(Loss)	(Sales)	the Year	Year	Held at December 31, 2008
JNL/Capital Guardian International Small Cap Fund	$ -	$ 20	$ 45	$ -	$ 65	$ 20

JNL/Franklin Templeton Income Fund	9,808	516	(3,170)	(6,666)	488	(501)
JNL/Franklin Templeton Mutual Shares Fund	3,594	(3,085)	601	-	1,110	(3,478)
JNL/Mellon Capital Management International Index Fund	-	(2,099)	188	8,004	6,093	(2,113)
JNL/Mellon Capital Management Bond Index Fund	-	(4)	(11)	89	74	(2)
JNL/T. Rowe Price Mid-Cap Growth Fund	-	323	378	-	701	323
JNL/T. Rowe Price Value Fund	-	(1,797)	3,000	-	1,203	(1,797)

* Investments in other financial instruments are derivative instruments not reflected in the Schedule of Investments and include, but are not limited to, forward foreign currency contracts, futures contracts, floor options, options written, and swap agreements. All derivatives, except for floor options and options written are reflected at the unrealized appreciation/(depreciation) on the instrument. Written floor options and options are reflected at market value.

** Net purchases (sales) of derivatives for the following funds were: JNL/Goldman Sachs Core Plus Bond Fund $0; JNL/Goldman Sachs Emerging Markets Debt Fund $0; JNL/PIMCO Real Return Fund ($987); and JNL/PIMCO Total Return Bond Fund totaled $269.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Schedule of Written Options (in thousands except contracts):

JNL/Franklin Templeton Mutual Shares Fund	Expiration Date	Exercise Price	Contracts	Value
Yahoo! Inc. Call Option	01/17/2009	$12.50	43	$ (3)
Yahoo! Inc. Call Option	01/17/2009	14.00	90	(3)
Yahoo! Inc. Call Option	01/17/2009	15.00	3	-

Summary of Written Options (in thousands except contracts):
		Number of Contracts		Premiums
JNL/Franklin Templeton Mutual Shares Fund
Options outstanding at December 31, 2007		2,612		$ 27
Options written during the period		171		44
Options closed during the period		(41)		(27)
Options exercised during the period		-		-
Options expired during the period		(2,606)		(22)
Options outstanding at December 31, 2008		136		$ 22

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Schedule of Open Futures Contracts (in thousands except contracts):

		Unrealized
	Contracts	Appreciation/
	Long/(Short)	(Depreciation)
JNL/Mellon Capital Management S&P 500 Index Fund
S&P 500 E-Mini Index Future
Expiration March 2009	426	$ 383

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
S&P MidCap 400 E-Mini Index Future
Expiration March 2009	86	$ 195

JNL/Mellon Capital Management Small Cap Index Fund
Russell 2000 Mini Index Future
Expiration March 2009	44	$ 92

JNL/Mellon Capital Management International Index Fund
Dow Jones Euro Stoxx 50 Index Future
Expiration March 2009	188	$ (23)
FTSE 100 Index Future
Expiration March 2009	66	119
Topix Index Future
Expiration March 2009	36	141
		$ 237

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
S&P 500 E-Mini Index Future
Expiration March 2009	37	$ 25

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Summary of Open Forward Foreign Currency Contracts (in thousands):

Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)
JNL/Capital Guardian International Small Cap Fund
GBP/USD	01/07/2009	700	GBP	$ 1,007	$ (232)
JPY/CAD	01/29/2009	(252)	CAD	(204)	6
JPY/CAD	01/29/2009	(662)	CAD	(536)	15
JPY/USD	01/07/2009	2,829	JPY	31	-
JPY/USD	01/29/2009	18,307	JPY	202	(7)
JPY/USD	01/29/2009	48,164	JPY	532	(20)
USD/GBP	01/07/2009	(700)	GBP	(1,007)	370
USD/GBP	01/07/2009	(700)	GBP	(1,007)	370
				$ (982)	$ 502

JNL/Franklin Templeton Mutual Shares Fund
CAD/USD	02/27/2009	93	CAD	$ 75	$ 3
CAD/USD	02/27/2009	90	CAD	73	3
CAD/USD	02/27/2009	450	CAD	365	9
CHF/USD	02/09/2009	798	CHF	750	44
DKK/USD	01/23/2009	1,000	DKK	187	13
DKK/USD	01/23/2009	100	DKK	19	2
DKK/USD	01/23/2009	2,700	DKK	504	52
DKK/USD	01/23/2009	1,000	DKK	187	(5)
DKK/USD	01/23/2009	700	DKK	131	-
DKK/USD	01/23/2009	577	DKK	108	(1)
DKK/USD	01/23/2009	854	DKK	159	(3)
DKK/USD	01/23/2009	459	DKK	86	-
EUR/USD	05/13/2009	387	EUR	536	37
EUR/USD	05/13/2009	1,800	EUR	2,492	219
GBP/USD	01/12/2009	1,550	GBP	2,228	(384)
JPY/USD	02/19/2009	26,000	JPY	287	(4)
NOK/USD	05/19/2009	2,500	NOK	355	8
NOK/USD	05/19/2009	1,000	NOK	142	3
SEK/USD	03/16/2009	3,000	SEK	379	(34)
SEK/USD	03/16/2009	1,700	SEK	215	(23)
SGD/USD	03/24/2009	380	SGD	263	3
SGD/USD	03/24/2009	250	SGD	173	8
SGD/USD	03/24/2009	120	SGD	83	5
USD/CAD	02/27/2009	(752)	CAD	(610)	(17)
USD/CAD	02/27/2009	(140)	CAD	(113)	1
USD/CHF	02/09/2009	(110)	CHF	(103)	-
USD/CHF	02/09/2009	(5,355)	CHF	(5,036)	57
USD/CHF	02/09/2009	(340)	CHF	(320)	(12)
USD/CHF	02/09/2009	(151)	CHF	(142)	(16)
USD/CHF	02/09/2009	(200)	CHF	(188)	(21)
USD/DKK	01/23/2009	(1,200)	DKK	(224)	14
USD/DKK	01/23/2009	(10,714)	DKK	(1,998)	(109)
USD/DKK	01/23/2009	(600)	DKK	(112)	(8)
USD/EUR	05/13/2009	(19,770)	EUR	(27,369)	(2,596)
USD/EUR	05/13/2009	(184)	EUR	(255)	(25)
USD/EUR	05/13/2009	(720)	EUR	(997)	(63)
USD/GBP	01/12/2009	(8,652)	GBP	(12,436)	2,624
USD/GBP	01/12/2009	(600)	GBP	(862)	26
USD/GBP	01/12/2009	(150)	GBP	(216)	15

USD/GBP	01/12/2009	(350)	GBP	(503)	13
USD/GBP	01/12/2009	(83)	GBP	(119)	4
USD/GBP	01/12/2009	(103)	GBP	(149)	3
USD/JPY	02/19/2009	(126,920)	JPY	(1,402)	(84)
USD/JPY	02/19/2009	(10,000)	JPY	(110)	(5)
USD/JPY	02/19/2009	(11,592)	JPY	(128)	(6)
USD/KRW	04/06/2009	(1,240,000)	KRW	(996)	46
USD/NOK	05/19/2009	(17,382)	NOK	(2,470)	(5)
USD/NOK	05/19/2009	(1,500)	NOK	(213)	1
USD/NOK	05/19/2009	(1,200)	NOK	(171)	(2)
USD/NOK	05/19/2009	(1,180)	NOK	(168)	(1)
USD/NOK	05/19/2009	(1,000)	NOK	(142)	-
USD/SEK	03/16/2009	(595)	SEK	(75)	12
USD/SEK	03/16/2009	(15,018)	SEK	(1,899)	308
USD/SEK	03/16/2009	(500)	SEK	(63)	-
USD/SEK	03/16/2009	(700)	SEK	(88)	(3)
USD/SEK	03/16/2009	(1,200)	SEK	(152)	(4)
USD/SGD	03/24/2009	(1,332)	SGD	(924)	26
USD/SGD	03/24/2009	(137)	SGD	(95)	(4)
				$ (51,051)	$ 124

Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)
JNL/Mellon Capital Management International Index Fund
EUR/USD	03/18/2009	1,212	EUR	$ 1,681	$ 106
EUR/USD	03/18/2009	1,212	EUR	1,681	106
EUR/USD	03/18/2009	1,212	EUR	1,681	106
EUR/USD	03/18/2009	175	EUR	242	11
EUR/USD	03/18/2009	75	EUR	103	4
EUR/USD	03/18/2009	73	EUR	101	2
EUR/USD	03/18/2009	676	EUR	937	11
EUR/USD	03/18/2009	98	EUR	136	(1)
EUR/USD	03/18/2009	193	EUR	268	(2)
EUR/USD	03/18/2009	144	EUR	199	(2)
EUR/USD	03/18/2009	239	EUR	332	(10)
EUR/USD	03/18/2009	311	EUR	431	(8)
GBP/USD	03/18/2009	572	GBP	821	(24)
GBP/USD	03/18/2009	572	GBP	821	(24)
GBP/USD	03/18/2009	572	GBP	821	(24)
GBP/USD	03/18/2009	87	GBP	125	(5)
GBP/USD	03/18/2009	44	GBP	63	(3)
GBP/USD	03/18/2009	85	GBP	123	(8)
GBP/USD	03/18/2009	382	GBP	548	(36)
GBP/USD	03/18/2009	43	GBP	61	(4)
GBP/USD	03/18/2009	86	GBP	123	(8)
GBP/USD	03/18/2009	43	GBP	61	(2)
GBP/USD	03/18/2009	127	GBP	182	(6)
GBP/USD	03/18/2009	84	GBP	120	(3)
GBP/USD	03/18/2009	168	GBP	241	(4)
GBP/USD	03/18/2009	214	GBP	307	(2)
JPY/USD	03/18/2009	111,114	JPY	1,228	25
JPY/USD	03/18/2009	111,114	JPY	1,228	27
JPY/USD	03/18/2009	111,114	JPY	1,228	27
JPY/USD	03/18/2009	8,350	JPY	92	1
JPY/USD	03/18/2009	8,395	JPY	93	-
JPY/USD	03/18/2009	8,175	JPY	90	-
JPY/USD	03/18/2009	42,175	JPY	466	(4)
JPY/USD	03/18/2009	8,345	JPY	92	(1)
JPY/USD	03/18/2009	8,495	JPY	94	-
JPY/USD	03/18/2009	25,485	JPY	282	-
JPY/USD	03/18/2009	25,665	JPY	284	(1)
				$ 17,386	$ 244

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Summary of Investments by Country (as a percentage of total long-term investments)*:

	JNL/Capital		JNL/Mellon
	Guardian	JNL/Franklin	Capital
	International	Templeton	Management
	Small Cap	Mutual	International
	Fund	Shares Fund	Index Fund

Argentina	0.1%	- %	- %
Australia	6.4	-	5.9
Austria	-	-	0.3
Belgium	2.7	-	0.8
Bermuda	-	-	-
Brazil	0.7	-	-
Canada	9.5	0.3	-
Chile	-	-	-
China	0.3	-	-
Colombia	-	-	-
Denmark	2.3	1.2	0.8
Egypt	-	-	-
Finland	0.3	-	1.4
France	0.6	4.7	10.4
Germany	5.8	6.2	8.9
Greece	0.4	-	0.5
Guernsey	-	-	-
Hong Kong	0.5	0.4	2.0
Hungary	-	-	-
India	-	-	-
Indonesia	-	-	-
Ireland	0.1	-	0.3
Israel	-	-	-
Italy	4.3	0.5	3.6
Japan	40.0	0.9	25.3
Jersey	-	-	-
Luxembourg	0.6	0.5	0.4
Kazakhstan	-	-	-
Malaysia	0.2	-	-
Mexico	-	-	-
Netherlands	1.3	4.0	3.7
New Zealand	-	-	0.1
Norway	1.4	1.5	0.6
Pakistan	-	-	-
Panama	-	-	-
Peru	-	-	-
Philippines	-	-	-
Poland	-	-	-
Portugal	-	-	0.3
Russia	0.4	-	-
Singapore	2.7	0.5	1.0
South Africa	-	-	-
South Korea	3.7	0.8	-
Spain	0.9	1.0	4.6
Sweden	0.6	0.9	2.0
Switzerland	1.5	5.3	8.4
Taiwan	-	-	-
Thailand	-	-	-
Turkey	-	-	-
United Arab Emirates	0.1	-	-
United Kingdom	9.0	7.2	18.7
United States	3.6	64.1	-
Uruguay	-	-	-

Total
Investments	100.0%	100.0%	100.0%

* The Funds presented in the table are those which have greater than 10% of long-term investments in non-U.S. securities at December 31, 2008.

The accompanying notes are an integral part of these Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2008

Summary of Investments by Sector (percentage of total investments):

	Consumer	Consumer			Health		Information
	Discretionary	Staples	Energy	Financials	Care	Industrials	Technology	Materials

JNL/Capital Guardian International Small Cap Fund	13.2	8.3	2.6	7.8	10.7	15.0	8.8	8.3
JNL/Credit Suisse Long/Short Fund	11.7	8.3	13.9	18.4	14.6	9.7	11.1	2.3
JNL/Franklin Templeton Income Fund	9.5	1.3	10.0	22.3	8.3	2.4	5.4	1.3
JNL/Franklin Templeton Mutual Shares Fund	9.7	21.9	5.8	14.0	3.9	8.3	7.3	5.2
JNL/Mellon Capital Management S&P 500 Index Fund	7.5	11.5	11.9	11.9	13.2	9.9	13.8	2.7
JNL/Mellon Capital Management S&P 400
MidCap Index Fund	10.9	3.5	4.9	16.4	8.8	11.1	9.7	5.2
JNL/Mellon Capital Management Small Cap Index Fund	8.6	3.0	3.5	18.1	11.8	13.1	12.2	2.9
JNL/Mellon Capital Management International
Index Fund	8.6	8.6	7.3	19.2	8.2	9.7	4.4	6.7
JNL/Mellon Capital Management Bond Index Fund	1.3	1.0	1.0	7.7	0.9	0.8	0.4	0.4
JNL/Mellon Capital Management Enhanced
S&P 500 Stock Index Fund	9.4	11.7	13.4	13.1	14.8	11.5	14.6	2.4
JNL/T. Rowe Price Mid-Cap Growth Fund	11.1	0.9	6.5	4.3	12.9	14.4	20.0	1.5
JNL/T. Rowe Price Value Fund	17.0	5.7	12.3	14.7	10.9	9.9	9.0	3.3

					Non-U.S.		U.S.
					Government		Government
					Agency		Agency
					Asset-		Mortgage-
	Investment	Telecommunication		Government	Backed	Short-Term	Backed	Purchased
	Funds	Services	Utilities	Securities	Securities	Investments	Securities	Options	Total

JNL/Capital Guardian International Small Cap Fund	2.6	0.3	0.7	-	-	21.7	-	-	74.7
JNL/Credit Suisse Long/Short Fund	-	2.5	5.9	-	-	1.6	-	-	90.0
JNL/Franklin Templeton Income Fund	-	1.2	17.9	-	-	20.3	0.1	-	60.5
JNL/Franklin Templeton Mutual Shares Fund	-	3.3	4.9	-	-	15.7	-	-	76.1
JNL/Mellon Capital Management S&P 500 Index Fund	-	3.4	3.8	-	-	10.4	-	-	82.4
JNL/Mellon Capital Management S&P 400
MidCap Index Fund	-	0.4	6.4	-	-	22.7	-	-	70.5
JNL/Mellon Capital Management Small Cap Index Fund	0.9	-	3.4	-	-	22.5	-	-	73.2
JNL/Mellon Capital Management International
Index Fund	-	6.0	6.4	-	-	14.9	-	-	72.7
JNL/Mellon Capital Management Bond Index Fund	-	1.4	1.2	20.7	4.0	21.6	37.6	-	13.5
JNL/Mellon Capital Management Enhanced
S&P 500 Stock Index Fund	-	3.3	2.6	-	-	3.2	-	-	90.9
JNL/T. Rowe Price Mid-Cap Growth Fund	-	2.7	0.1	-	-	25.6	-	-	71.6
JNL/T. Rowe Price Value Fund	-	1.3	3.7	-	-	12.2	-	-	82.8

The accompanying notes are an integral part of these Financial Statements.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a)

The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Exhibits

(a)	(1) The Code of Ethics is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 10, 2009

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 10, 2009

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant's Code of Ethics.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.